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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08918

HC Capital Trust

(Exact name of Registrant as specified in charter)

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428

(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

(Name and address of agent for service)

Registrant's telephone number, including area code:	800-242-9596

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2022

Item 1. Reports to Stockholders.

Annual Report

The Value Equity Portfolio
The Growth Equity Portfolio
The Institutional U.S. Equity Portfolio
The Small Capitalization-Mid Capitalization Equity Portfolio
The ESG Growth Portfolio
The Catholic SRI Growth Portfolio
The International Equity Portfolio
The Institutional International Equity Portfolio
The Emerging Markets Portfolio
The Core Fixed Income Portfolio
The Corporate Opportunities Portfolio
The U.S. Government Fixed Income Securities Portfolio
The U.S. Corporate Fixed Income Securities Portfolio
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio
The Short-Term Municipal Bond Portfolio
The Intermediate Term Municipal Bond Portfolio
The Intermediate Term Municipal Bond II Portfolio

June 30, 2022

HC CAPITAL TRUST	Annual Report

June 30, 2022

Table of Contents

Management Discussion of Portfolio Performance	1
Shareholder Letter	37
Portfolios of Investments	38
Statements of Assets and Liabilities	275
Statements of Operations	280
Statements of Changes in Net Assets	285
Financial Highlights	291
Notes to Financial Statements	298
Report of Independent Registered Public Accounting Firm	331
Additional Information	333
Trustees and Officers	348

Fiscal Year 2022 Summary

General Market

(Unaudited — June 30, 2022)

The Portfolios of the HC Capital Trust provide clients with diversified exposure to multiple asset classes (for both taxable and institutional investors). The Portfolios diversify, where appropriate, across multiple independent investment advisory organizations (“Specialist Managers”) and strategies. The Portfolios enable the construction of custom asset allocation portfolios that best meet clients’ overall investment policies and objectives. Depending upon the objective, each Portfolio will generally seek to deliver performance that exceeds, or is in-line with, the benchmark for the Portfolio as well as a peer universe of mutual funds with similar investment strategies.

Financial markets experienced a great deal of volatility over the course of the Fiscal Year with the MSCI World Index down 13.75%. During 2021, the markets rose steadily on the heels of the economy’s reopening and worldwide fiscal and monetary stimulus. However, this policy-induced euphoria was brought to a halt in the winter of 2022 with Russia’s invasion of the Ukraine. As leading suppliers of oil and wheat to the global economy, the Russia-Ukraine war caused energy and commodity prices to skyrocket, exacerbating already elevated inflation and supply chain constraints. The Consumer Price Index increased by 9.1% year-over-year in June 2022 – the largest 12-month increase in over four decades. The Fed and other Central Banks rapidly increased interest rates to quell inflation expectations, increasing the prospects for a global recession. In June, the Fed increased the Fed Funds Target range to 1.50% - 1.75% and is now projecting a year-end Fed Funds rate of 3.40%.

There were few places to hide, geographically or by asset class. The S&P 500 declined over the twelve months ended June 30, 2022 by 10.62%. Value outperformed Growth stocks as inflation hit record levels. Rising oil and gas prices and higher U.S. Treasury yields caused energy and financial stocks to significantly outperform the rest of the market. The Russell 1000® Value Index declined by 6.82% compared to the Russell 1000® Growth Index which fell 18.77% during the Fiscal Year. The MSCI EAFE Index and the MSCI Emerging Markets Index declined by 17.33% and 25.00% in U.S. Dollar terms, respectively, for the Fiscal Year. The fixed income markets were similarly impacted, as the Fed’s tightening triggered a major adjustment in yields. The U.S. 10-year Treasury yield rose from 1.47% to 3.01% over the year. The Bloomberg U.S. Aggregate Bond Index declined by 10.29% during the year.

Each of the Portfolios provided results consistent with their stated objectives over the fiscal year ended June 30, 2022. The performance of each Portfolio is listed in the table below and detailed summaries of the objectives, managers, and results are contained in the subsequent sections.

HC Capital Trust Portfolios	Fiscal Year 2022 Return
The Value Equity Portfolio	-13.10%
Russell 1000® Value Index[1]	-6.82%
The Growth Equity Portfolio .	-16.30%
Russell 1000® Growth Index[1]	-18.77%
The Institutional U.S. Equity Portfolio	-15.30%
MSCI USA Index[2]	-12.80%
The Small Capitalization-Mid Capitalization Equity Portfolio	-22.74%
Russell 2000® Index[1]	-25.20%
The ESG Growth Portfolio	-14.80%
MSCI World Index[3]	-13.94%
The Catholic SRI Growth Portfolio	-16.17%
MSCI World Index[3]	-13.94%
The International Equity Portfolio	-15.85%
MSCI EAFE Index[4]	-17.33%
The Institutional International Equity Portfolio	-18.16%
MSCI EAFE Index[4]	-17.33%
The Emerging Markets Portfolio	-23.87%
MSCI EM Index[5]	-25.00%
The Core Fixed Income Portfolio	-11.58%
Bloomberg U.S. Aggregate Bond Index[6]	-10.29%
The Corporate Opportunities Portfolio	-8.03%
Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index[7]	-12.44%
The U.S. Government Fixed Income Securities Portfolio	-9.40%
Bloomberg U.S. Government Bond Index[8]	-8.82%
The U.S. Corporate Fixed Income Securities Portfolio	-12.12%
Bloomberg U.S. Corporate Bond Index[9]	-14.19%
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	-8.51%
Bloomberg U.S. Securitized Index[10]	-8.97%
The Short-Term Municipal Bond Portfolio	-3.27%
ICE BofA Merrill Lynch 1-3 Year Municipal Index[11]	-2.15%
The Intermediate Term Municipal Bond Portfolio	-5.98%
Bloomberg 3-10 Year Blend (2-12) Total Return Index Unhedged[12]	-5.95%
The Intermediate Term Municipal Bond II Portfolio	-9.35%
Bloomberg 5-Year General Obligation Municipal Index[13]	-5.03%
Bloomberg Managed Money Short/Intermediate Index[14]	-6.14%

In reviewing the table above and the remainder of this report, note that past performance does not guarantee future results. The remainder of this report contains more specific details about the performance, strategy and managers in each of the Portfolios.

[1]

Each of the Russell indices is a market cap-weighted index of common stocks domiciled in the U.S. Unlike the S&P 500 Stock Index however, the basket of securities included in the various Russell indices is reconstituted each year. The Russell 3000® Index is constructed by ranking U.S. common stocks from largest to smallest market capitalization, and including in the index the top 3,000 stocks. The largest 1,000 stocks become the Russell 1000® Index and the next 2,000 stocks are included in the Russell 2000® Index. The Russell 1000® Growth Index is designed to measure the performance of those companies included in the Russell 1000® Index that have relatively higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value® Index is designed to measure the performance of those companies included in the Russell 1000® Index that have relatively lower price-to- book ratios and lower forecasted growth values.

[2]

The MSCI USA Index is designed to measure the performance of the large and mid-cap segments of the U.S. market. With 627 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the U.S.

[3]

The MSCI World Index is a broad global equity benchmark that represents large and mid-cap equity performance across 23 developed markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country and does not offer exposure to emerging markets. As of June 30, 2022, the MSCI World Index consisted of the following 23 development markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

[4]

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”) is an unmanaged, free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding Canada and the United States. As of June 30, 2022, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

[5]

The MSCI Emerging Markets Index (“MSCI EM Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 30, 2022, the MSCI EM Index consisted of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates.

[6]	The Bloomberg U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities.

[7]	The Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index is designed to mirror the investable universe of the U.S. dollar denominated high yield debt market.

[8]

The Bloomberg U.S. Government Bond Index is a broad-based index that represents the general performance of U.S. Treasury and U.S. Government agency debt securities. The index includes U.S. dollar-denominated, fixed-rate, nominal U.S. Treasuries, and U.S. agency debentures.

[9]

The Bloomberg U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD- denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers.

[10]

The Bloomberg U.S. Securitized Index tracks the performance of mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, investment-grade bonds and asset-backed securities.

[11]

The ICE Bank of America (“BofA”) Merrill Lynch 1-3 Year Municipal Index is an equal-weighted index that tracks the total return performance of the domestic U.S. municipal market. The index consists of investment-grade, publicly traded, fixed-rate and coupon bearing municipal securities with a maturity of one to three years.

[12]	The Bloomberg 3-10 Year Blend (2-12) Total Return Index Unhedged is an index composed of bonds with maturities ranging between 2 and 12 years.

[13]

The Bloomberg 5-Year General Obligations Municipal Index is an unmanaged index generally representative of investment grade fixed-rate debt obligations issued by state and local government entities, with maturities of no more than six years.

[14]

The Bloomberg Managed Money Short/Intermediate Index is a rules-based and market-value weighted index that measures the performance of the publicly traded municipal bonds that cover the USD-denominated short/intermediate term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

The Value Equity Portfolio

(Unaudited)

The Value Equity Portfolio (the “Portfolio”) managed by Parametric Portfolio Associates, LLC (“Parametric”) returned -13.10% for the fiscal year compared to -6.82% for the Russell 1000® Value Index1 and -6.00% for the average manager in the Lipper2 universe of Large Cap Value Funds.3

The Portfolio underperformed its benchmark over the period. The tax-managed strategy run by Parametric focuses on minimizing taxable gains subject to a tracking error constraint. The tracking error generated by tax minimization created modest before-tax underperformance during the period.

The Portfolio is able to diversify across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent an after-tax manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Portfolio expects to attribute some of its performance to this cyclicality of styles.

[1]

The Russell 1000® Value Index measures the performance of those companies included in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth rates. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, Echo Street Capital Management LLC, Frontier Capital Management Company, LLC and Mellon Investments Corporation were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Value Equity Portfolio for the 10- year period ended 6/30/22, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 1000® Value Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Value Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.22%
HC Advisors Shares 0.47%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2022, expense ratios can be found in the financial highlights.

The Growth Equity Portfolio

(Unaudited)

The Growth Equity Portfolio (the “Portfolio”) managed by Jennison Associates, LLC (“Jennison”) and Parametric Portfolio Associates, LLC (“Parametric”) returned -16.30% for the fiscal year compared to -18.77% for the Russell 1000® Growth Index1 and -24.50% for the average manager in the Lipper2 universe of Large Cap Growth Funds.3

The Portfolio outperformed its benchmark over the period. The tax-managed strategy run by Parametric focuses on minimizing taxable gains subject to a tracking error constraint. The tracking error generated by tax minimization created before-tax outperformance during the period. Jennison underperformed the benchmark while Parametric outperformed the benchmark. Jennison’s underperformance was driven by manager security selection

The Portfolio is diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Portfolio expects to attribute some of its performance to this cyclicality of styles.

[1]

The Russell 1000® Growth Index measures the performance of those companies included in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth rates. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, Echo Street Capital Management LLC and Mellon Investments Corporation were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Growth Equity Portfolio for the 10-year period ended 6/30/22, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 1000® Growth Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Growth Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.27%
HC Advisors Shares 0.52%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2022, expense ratios can be found in the financial highlights.

The Institutional U.S. Equity Portfolio

(Unaudited)

The Institutional U.S. Equity Portfolio (the “Portfolio”) managed by Echo Street Capital Management LLC (“Echo Street”), Jennison Associates, LLC (“Jennison”), Mellon Investments Corporation (“Mellon”), Parametric Portfolio Associates, LLC and Wellington Management Company, LLP (“Wellington”) returned -15.30% for the fiscal year compared to -12.80% for the MSCI USA Index1 and -13.94% for the average manager in the Lipper2 universe of Multi-Cap Core Funds.3

The Portfolio modestly underperformed the benchmark primarily due to the performance of Echo Street and Jennison. Echo Street and Jennison’s growth bias resulted in relative underperformance as growth stocks lagged the broad market. Mellon performed in-line with the benchmark and Wellington outperformed the benchmark. Wellington’s outperformance was driven primarily by sector allocation.

The Portfolio is diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Portfolio expects to attribute some of its performance to this cyclicality of styles.

[1]

The MSCI USA Index is designed to measure the performance of the large and mid cap segments of the U.S. market. With 627 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the U.S. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, Frontier Capital Management Company, LLC and Pacific Investment Management Company, LLC were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Institutional U.S. Equity Portfolio for the 10-year period ended 6/30/22, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MSCI USA Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Institutional U.S. Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.29%
HC Advisors Shares 0.54%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2022, expense ratios can be found in the financial highlights.

The Small Capitalization-Mid Capitalization Equity Portfolio

(Unaudited)

The Small Capitalization-Mid Capitalization Equity Portfolio (the “Portfolio”) managed by Frontier Capital Management Company, LLC (“Frontier”) and Parametric Portfolio Associates, LLC (“Parametric”) returned -22.74% for the fiscal year compared to -25.20% for the Russell 2000® Index1 and -15.77% for the average manager in the Lipper2 universe of Small Cap Core Funds.3

The Portfolio outperformed its benchmark over the period. The tax-managed strategy run by Parametric focuses on minimizing taxable gains subject to a tracking error constraint. The tracking error generated by tax minimization contributed to before-tax outperformance during the period. Frontier outperformed the benchmark as well as a result of manager security selection. During the period, all securities in the Frontier portfolio were liquidated for tax loss harvesting purposes and the contract was terminated.

The Portfolio is diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Portfolio expects to attribute some of its performance to this cyclicality of styles.

[1]

The Russell 2000® Index measures the performance of smaller capitalization U.S. companies. The largest 1,000 stocks become the Russell 1000® Index and the next 2,000 stocks become the Russell 2000® Index. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, Mellon Investments Corporation was also under contract to manage the Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The Small Capitalization–Mid Capitalization Equity Portfolio for the 10-year period ended 6/30/22, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 2000® Index, which represents the performance of domestically traded common stocks of small to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Small Capitalization-Mid Capitalization Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.50%
HC Advisors Shares 0.75%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2022, expense ratios can be found in the financial highlights.

The ESG Growth Portfolio

(Unaudited)

The ESG Growth Portfolio (the “Portfolio”) managed by Mellon Investments Corporation (“Mellon”), Parametric Portfolio Associates, LLC and RBC Global Asset Management (U.K.) Limited (“RBC GAM”) returned -14.80% for the fiscal year compared to -13.94% for the MSCI World Index.1, 2

The Portfolio’s underperformance can be attributed to the RBC GAM strategy. Its strategy expressed a growth bias that contributed to its underperformance over the period, as growth positions generally underperformed the market as a whole. RBC GAM considers each potential investment on the strengths of its business model, opportunity to take market share, end market growth, and management & ESG practices. The Global screening strategy, which was run by Mellon, modestly outperformed.

The Portfolio is diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some styles will be leading at times, while others are lagging and vice versa. The Portfolio expects to attribute some of its performance to this cyclicality of styles.

The Portfolio requires that the underlying managers integrate ESG criteria in their investment selection. Mellon uses third party ESG data to better understand the environmental, social and governance risks and opportunities when making investment decisions.

[1]

The MSCI World Index is an unmanaged index that is designed to capture large and mid-cap representation across 23 developed markets countries. The Index covers approximately 85% of the free float-adjusted market capitalization in each of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	During the fiscal year, Agincourt Capital Management, LLC was also under contract to manage the Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The ESG Growth Portfolio from 7/14/15 to 6/30/22 and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MCSI World Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The ESG Growth Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.36%
HC Advisors Shares 0.61%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2022, expense ratios can be found in the financial highlights.

The Catholic SRI Growth Portfolio

(Unaudited)

The Catholic SRI Growth Portfolio (the “Portfolio”) managed by Mellon Investments Corporation (“Mellon”) returned -16.17% for the fiscal year compared to -13.94% for the MSCI World Index.1, 2

The Portfolio’s underperformance can be attributed primarily to the screening that is required to adhere to Catholic values, which is managed by Mellon.

The Portfolio is diversified across securities to ensure proper portfolio diversification, with the goal of providing competitive long-term returns in as consistent a manner as possible. As a result, it is expected that some styles will be leading at times, while others are lagging and vice versa. The Portfolio expects to participate in this cyclicality of styles by maintaining market exposure comparable to MSCI World Index.

The Portfolio requires that the underlying managers integrate Catholic values in their investment selections, which includes negative screens. Mellon uses third party data to implement the negative screens in the Portfolio.

[1]

The MSCI World Index is an unmanaged index that is designed to capture large and mid-cap representation across 23 developed markets countries. The Index covers approximately 85% of the free float-adjusted market capitalization in each of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	During the fiscal year, Agincourt Capital Management, LLC and Parametric Portfolio Associates, LLC were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Catholic SRI Growth Portfolio from 1/12/16 to 6/30/22, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MCSI World Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Catholic SRI Growth Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.38%
HC Advisors Shares 0.63%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2022, expense ratios can be found in the financial highlights.

The International Equity Portfolio
The Institutional International Equity Portfolio

(Unaudited)

The International Equity Portfolio (the “Portfolio”) managed by Parametric Portfolio Associates, LLC (“Parametric”) returned -15.85% for the fiscal year compared to -17.33% for the MSCI EAFE Index1 and -17.45% for the average manager in the Lipper2 universe of International Large-Cap Core Funds.3

The Portfolio outperformed the benchmark and the peer group. The tax-managed strategy run by Parametric focuses on minimizing taxable gains subject to a tracking error constraint. The tracking error generated by tax minimization contributed to before-tax outperformance during the period.

The Institutional International Equity Portfolio (the “Institutional Portfolio”) managed by City of London Investment Management Company, Limited (“City of London”), Mellon Investments Corporation (“Mellon”) and Parametric returned -18.16% for the fiscal year compared to -17.33% for the MSCI EAFE Index1 and -17.45% for the average manager in the Lipper2 universe of International Large-Cap Core Funds.3

The Institutional Portfolio underperformed its benchmark and its peer group. The majority of the assets are managed by Mellon and Parametric with a mandate to provide passive exposure to the benchmark index (MSCI EAFE Index). Parametric replicates the benchmark index using futures. This allows the Portfolio to have cash on hand to meet redemptions and invest opportunistically. City of London underperformed due to an unfavorable environment for its closed-end fund strategy that seeks portfolio appreciation derived from a top-down macro process, bottom-up stock picking, and a narrowing of the closed-end fund discount to net asset value.

[1]

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”) is a market value weighted index designed to measure the overall condition of developed overseas equities markets. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, WCM Investment Management LLC was also under contract to manage the Portfolios but did not have assets allocated to it. City of London Investment Management Company, Limited and Mellon Investments Corporation were also under contract to manage the Portfolio but did not have assets allocated to them. Pacific Investment Management Company, LLC was also under contract to manage the Institutional Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The International Equity Portfolio for the 10-year period ended 6/30/22, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MSCI EAFE Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The International Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.25%
HC Advisors Shares 0.50%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2022, expense ratios can be found in the financial highlights.

The chart represents historical performance of a hypothetical investment of $10,000 in The Institutional International Equity Portfolio for the 10-year period ended 6/30/22, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MSCI EAFE Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Institutional International Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.40%
HC Advisors Shares 0.65%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2022, expense ratios can be found in the financial highlights.

The Emerging Markets Portfolio

(Unaudited)

The Emerging Markets Portfolio (the “Portfolio”) managed by Mellon Investments Corporation (“Mellon”), Parametric Portfolio Associates, LLC (“Parametric”), RBC Global Asset Management (U.K.) Limited (“RBC GAM”) and XY Investments (HK) Limited (“XY Investments”) returned -23.87% for the fiscal year compared to -25.00% for the MSCI EM Index1 and -28.32% for the average manager in the Lipper2 universe of Emerging Markets Funds.3

For the fiscal year 2022, the Portfolio outperformed both the benchmark and the average manager in the industry universe. The outperformance was primarily due to the quantitative strategy run by XY Investments utilizing equity-based total return swaps. During the fiscal year, XY Investment’s style benchmark (MSCI China A Onshore Net Return Index USD) returned -14.00% compared to -25.00% for the MSCI EM Index.

RBC GAM was terminated during the reporting period. Following an extensive review by the investment strategy group, the decision to terminate the manager was made due to lower conviction in the manager’s strategy to add value over the emerging markets equity opportunity set.

The Portfolio provides broad access to international emerging markets equity. The Portfolio is managed with multiple managers to provide diversification of manager style as well as diversification of firm specific risks. Mellon’s strategy provides passive exposure to the MSCI EM Index. The Portfolio diversifies amongst a large number of names and across geographies and sectors. Parametric replicates benchmark index (MSCI Emerging Markets Index) using futures. This allows the Portfolio to have cash on hand to meet redemptions and invest opportunistically.

[1]

The Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 30, 2022, the MSCI EM Index consisted of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, City of London Investment Management Company, Limited was also under contract to manage the Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The Emerging Markets Portfolio for the 10-year period ended 6/30/22, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MSCI EM Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Emerging Markets Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.52%
HC Advisors Shares 0.77%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2022, expense ratios can be found in the financial highlights.

The Core Fixed Income Portfolio

(Unaudited)

The Core Fixed Income Portfolio (the “Portfolio”) managed by Agincourt Capital Management, LLC (“Agincourt”) and Mellon Investments Corporation returned -11.58% for the fiscal year compared to -10.29% for the Bloomberg U.S. Aggregate Bond Index1 (“BarCap”) and -11.09% for the average fixed income manager in the Lipper2 universe of Core Bond Funds.3

The Portfolio underperformed due to an overweight allocation to Agincourt’s Corporate Credit strategy which suffered from rising credit spreads as well as rising rates. The U.S. bond market declined over the prior year as intermediate government rates rose from 0.89% to 3.04% (U.S. Government 5-year Note).

The Portfolio is allocated across the three major sectors of the BarCap Index: governments, credit, and asset-backed securities. The government and asset backed sectors are passively managed to provide performance in-line with their respective benchmarks. Actual results for the government and asset-backed portfolios may vary marginally from the underlying benchmarks because of cash flows and because for practical purposes, the portfolios hold a representative group of the securities in the benchmarks and do not seek to fully replicate all of the individual holdings. The credit portfolio has a bit more flexibility to vary from the index by avoiding credits that the manager feels have adverse price risk. The allocations across the three sectors will vary over time based upon the relative attractiveness of the sectors. In general, the Portfolio maintains aggregate characteristics – duration, weighted average yield-to-maturity, and average credit quality comparable to the benchmark.

[1]

The Bloomberg U.S. Aggregate Bond Index includes more than 8,000 taxable government, investment-grade corporate and mortgage backed securities. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, Pacific Investment Management Company, LLC and Parametric Portfolio Associates, LLC were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Core Fixed Income Portfolio for the 10-year period ended 6/30/22, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg U.S. Aggregate Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Core Fixed Income Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.34%
HC Advisors Shares 0.59%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2022, expense ratios can be found in the financial highlights.

The Corporate Opportunities Portfolio

(Unaudited)

The Corporate Opportunities Portfolio (the “Portfolio”) managed by Parametric Portfolio Associates, LLC (“Parametric”) returned -8.03% for the fiscal year compared to -12.44% for the Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index1 and -12.19% for the average manager in the Lipper2 universe of High Yield Funds.3

The Portfolio outperformed the benchmark and its peer group due to the Parametric futures strategy which seeks to replicate the risk profile of the benchmark. Parametric manages a portfolio of futures contracts that reflects the underlying risks of the asset class. In the fiscal year, high yield bonds dramatically underperformed the instruments chosen to replicate the risk exposure of the benchmark. The Adviser also directed the investment of a portion of the Portfolio’s assets in a private loan participation that contributed positively due to a higher yield than the benchmark.

The Portfolio is designed to provide investors with higher returns over time than traditional fixed income investments primarily through investment in a diversified portfolio of high yield bonds. The Portfolio may also opportunistically invest in international bonds, convertible bonds, preferred stocks, treasury inflation bonds, loan participations and fixed and floating rate loans.

The Portfolio has flexibility to vary from the index by avoiding credits that the managers feel have adverse price risk.

[1]

The Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index is a market capitalization-weighted index that measures fixed rate non- investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total return basis. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, City of London Investment Management Company, Limited, Fort Washington Investment Advisors, Inc., Mellon Investments Corporation, Pacific Investment Management Company, LLC and Western Asset Management Company, Ltd. were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Corporate Opportunities Portfolio for the 10-year period ended 6/30/22, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Corporate Opportunities Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.32%
HC Advisors Shares 0.57%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2022, expense ratios can be found in the financial highlights.

The U.S. Government Fixed Income Securities Portfolio

(Unaudited)

The U.S. Government Fixed Income Securities Portfolio (the “Portfolio”) managed by Mellon Investments Corporation and Parametric Portfolio Associates, LLC returned -9.40% for the fiscal year compared to -8.82% for the Bloomberg U.S. Government Bond Index1 and -9.02% for the average fixed income manager in the Lipper2 universe of General U.S. Government Funds.

The Portfolio slightly underperformed the benchmark due to a slightly longer duration positioning relative to the Benchmark. As yields moved up, longer duration securities underperformed those with less duration. The Portfolio is structured to perform similarly to the benchmark. As such it uses a sampling methodology to select a subset of the index universe that maintains aggregate characteristics – duration, weighted average yield-to-maturity, and average credit quality in-line with the benchmark. Since the Portfolio owns a subset of securities of the Index, there will necessarily be some tracking error.

The U.S. Government bond market posted weak performance for the fiscal year as the rates normalized from the extreme lows of the COVID crisis, pushing up long rates and concurrently pushing down prices (which move inversely to rates). The rise in global bond yields over the past year is consistent with stronger than expected inflation data and stronger growth.

[1]

The Bloomberg U.S. Government Bond Index is a broad-based index that represents the general performance of U.S. Treasury and U.S. Government Agency debt securities. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The U.S. Government Fixed Income Securities Portfolio for the 10-year period ended 6/30/22, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg U.S. Government Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The U.S. Government Fixed Income Securities Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.20%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2022, expense ratios can be found in the financial highlights.

The U.S. Corporate Fixed Income Securities Portfolio

(Unaudited)

The U.S. Corporate Fixed Income Securities Portfolio (the “Portfolio”) managed by Agincourt Capital Management, LLC (“Agincourt”) returned -12.12% for the fiscal year compared to -14.19% for the Bloomberg U.S. Corporate Bond Index1 and -13.79% for the average fixed income manager in the Lipper2 universe of Corporate Debt Funds BBB-Rated Funds.3 Agincourt modestly underperformed the benchmark by 17 basis points while maintaining duration, weighted average yield-to-maturity, and average credit quality in line with the benchmark. The Adviser also directed the investment of a portion of the Portfolio’s assets in private loan participation vehicles that contributed positively to performance.

[1]

The Bloomberg U.S. Corporate Bond Index covers USD denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. Securities in the index roll up to the U.S. Credit and U.S. Aggregate indices. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, Mellon Investments Corporation, Pacific Investment Management Company, LLC and Parametric Portfolio Associates, LLC were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The U.S. Corporate Fixed Income Securities Portfolio for the 10-year period ended 6/30/22, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg U.S. Corporate Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The U.S. Corporate Fixed Income Securities Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.22%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2022, expense ratios can be found in the financial highlights.

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

(Unaudited)

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio (the “Portfolio”) managed by Mellon Investments Corporation returned -8.51% for the fiscal year compared to -8.97% for the Bloomberg U.S. Securitized Index1 and -8.31% for the average fixed income manager in the Lipper2 universe of U.S. Mortgage Funds.3

The bond market posted negative performance for the fiscal year as rates rose from extremely low levels during the fiscal year. The rise in global bond yields over the past year is consistent with stronger inflation trends and stronger growth.

The Portfolio is structured to simulate the performance of the benchmark. As such the Portfolio maintains aggregate characteristics – duration, weighted average yield-to-maturity, and average credit quality in line with the benchmark. The Portfolio holds a subset of the securities represented in the benchmark and as a result the underperformance after fees and expenses is attributable to the tracking error of not holding every security in the index.

[1]

The Bloomberg U.S. Securitized Index is an index that tracks the performance of mortgage-backed pass through securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, investment-grade bonds and asset-backed securities. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, Pacific Investment Management Company, LLC and Parametric Portfolio Associates, LLC were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio for the 10-year period ended 6/30/22, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg U.S. Securitized Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.26%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2022, expense ratios can be found in the financial highlights.

The Short-Term Municipal Bond Portfolio

(Unaudited)

The Short-Term Municipal Bond Portfolio (the “Portfolio”) managed by Breckinridge Capital Advisors, Inc. returned -3.27% for the fiscal year compared to -2.15% for the ICE BofA Merrill Lynch 1-3 Year Municipal Index1 and -2.64% for the average manager in the Lipper2 universe of Short Municipal Debt Funds.

The Portfolio underperformed its benchmark and its peer group due to an intentional overweight to longer duration bonds than the benchmark.

[1]

The ICE BofA Merrill Lynch 1-3 Year Municipal Index is an equal-weighted index that tracks the total return performance of the domestic U.S. municipal market. The index consists of investment grade, publicly traded, fixed-rate and coupon bearing municipal securities with a maturity of one to three years. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that organization compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Short-Term Municipal Bond Portfolio for the 10-year period ended 6/30/22, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the ICE BofA Merrill Lynch 1-3 Year Municipal Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Short-Term Municipal Bond Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.28%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2022, expense ratios can be found in the financial highlights.

The Intermediate Term Municipal Bond Portfolio

(Unaudited)

The Intermediate Term Municipal Bond Portfolio managed by Insight North America LLC (“Insight”) returned -5.98% for the fiscal year compared to -5.95% for the Bloomberg 3-10 Year Blend (2-12) Total Return Index Unhedged1 and -7.71% for the average manager in the Lipper2 universe of Intermediate Municipal Debt Funds.3

The Insight strategy performed similarly to the benchmark during the twelve-month reporting period. An overweight to revenue bonds compared to general obligation bonds, and an underweight to higher rated issues were detractors contributing to the underperformance during the fiscal year.

[1]

The Bloomberg 3-10 Year Blend (2-12) Total Return Index is an index composed of bonds with maturities ranging between 2 and 12 years. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, Breckinridge Capital Advisors, Inc., City of London Investment Management Company, Limited and Parametric Portfolio Associates, LLC were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Intermediate Term Municipal Bond Portfolio for the 10-year period ended 6/30/22, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg 3-10 Year Blend (2-12) Total Return Index Unhedged. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Intermediate Term Municipal Bond Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.29%
HC Advisors Shares 0.54%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2022, expense ratios can be found in the financial highlights.

The Intermediate Term Municipal Bond II Portfolio

(Unaudited)

The Intermediate Term Municipal Bond II Portfolio (the “Portfolio”) managed by Breckinridge Capital Advisors, Inc. (“Breckinridge”) and City of London Investment Management Company, Limited (“City of London”) returned -9.35% for the fiscal year compared to -5.03% for the Bloomberg 5-Year General Obligation Municipal Index1, -6.14% for the Bloomberg Managed Money Short/Intermediate Index2 and -7.71% for the average manager in the Lipper3 universe of Intermediate Municipal Debt Funds.4

The principal performance detractor was the allocation to City of London’s strategy. City of London manages a portfolio of closed-end funds which each hold underlying portfolios of municipal bonds. The strategy has under-performed dramatically from widening discounts to net asset value and declining net asset values due to levered exposure to duration in the underling funds held in the strategy.

The Breckinridge strategy underperformed the benchmark and outperformed the peer universe. The Portfolio’s higher quality bias modestly detracted from performance, which was offset by a modest contribution from security selection. Breckinridge maintains a diversified portfolio structure invested only in high-grade, intermediate-term municipal bonds.

[1]

The Bloomberg 5-Year General Obligation Municipal Index is an index generally representative of investment grade fixed rate debt obligations issued by state and local government entities, with maturities of no more than six years. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]

The Bloomberg Managed Money Short/Intermediate Index is a rules-based and market-value weighted index that measures the performance of the publicly traded municipal bonds that cover the USD-denominated short/intermediate term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[3]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[4]	During the fiscal year, Parametric Portfolio Associates, LLC was also under contract to manage the Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The Intermediate Term Municipal Bond II Portfolio for the 10-year period ended 6/30/22, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg 5-Year General Obligation Municipal Index and the Bloomberg Managed Money Short/Intermediate Index. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Intermediate Term Municipal Bond II Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.59%
HC Advisors Shares 0.84%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2022, expense ratios can be found in the financial highlights.

Conclusion

The performance of the Portfolios for the fiscal year was consistent with our expectations. We are maintaining a neutral weight to global equities. While corporate earnings were incredibly strong during the fiscal year, companies face multiple headwinds in the year ahead. Wages and input costs are increasing, interest rates are rising and surveys point to a slowdown in business activities. As the economy slows, earnings expectations are likely to be revised downwards, which could weigh on investor sentiment. However, equity valuations remain attractive as the equity risk premium for U.S., International Developed and Emerging Markets is above its long-term average.

We continue to seek to broaden the opportunity set of investment portfolios available to our clients for fulfilling their asset allocation and investment policy objectives. We also continue to maintain a comprehensive dual-track, investment management and compliance review and due diligence processes to identify, select, implement, monitor and manage the investment managers and investment strategies we employ within each Portfolio.

Finally, we are constantly seeking ways to improve our management of each Portfolio. We continue to explore new strategies that exploit more differentiated opportunities among factor-based investment styles.

As ever, we appreciate your continued trust and confidence.

HC Capital Solutions

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks — 98.99%
	Aerospace & Defense — 1.43%
3,065	HEICO Corp.	$402
1,057	L3Harris Technologies, Inc.	255
5,411	Lockheed Martin Corp.	2,327
747	Northrop Grumman Corp.	357
18,437	Raytheon Technologies Corp.	1,772
6,782	Spirit Aerosystems Holdings, Inc., Class - A	199
4,758	The Boeing Co.(a)	651
4,420	TransDigm Group, Inc.(a)	2,372
		8,335
	Air Freight & Logistics — 0.75%
305	Expeditors International of Washington, Inc.	30
4,786	FedEx Corp.	1,085
1,886	GXO Logistics, Inc.(a)	82
16,845	United Parcel Service, Inc., Class - B	3,074
1,886	XPO Logistics, Inc.(a)	91
		4,362
	Airlines — 0.16%
11,583	Alaska Air Group, Inc.(a)	464
28,157	American Airlines Group, Inc.(a)	357
2,097	Copa Holdings SA, Class - A(a)	133
		954
	Auto Components — 0.34%
585	Gentex Corp.	16
12,500	Lear Corp.	1,574
37,827	The Goodyear Tire & Rubber Co.(a)	405
		1,995
	Automobiles — 1.65%
7,064	General Motors Co.(a)	224
16,041	Lucid Group, Inc.^(a)	275
9,877	Rivian Automotive, Inc., Class - A(a)	254
13,242	Tesla, Inc.(a)	8,918
		9,671
	Banks — 4.08%
225,733	Bank of America Corp.	7,028
16,687	Bank OZK	626
16,009	Citigroup, Inc.	736
1,826	Citizens Financial Group, Inc.	65
15,989	Comerica, Inc.	1,173
625	Commerce Bancshares, Inc.	41
1,552	Cullen/Frost Bankers, Inc.	181
3,013	East West Bancorp, Inc.	195
13,076	Fifth Third Bancorp	439
6,815	First Hawaiian, Inc.	155
1,892	First Republic Bank	273
41,225	Huntington Bancshares, Inc.	496
52,407	JPMorgan Chase & Co.	5,903
17,314	KeyCorp	298

Shares	Security Description	Value (000)
	Banks (continued)
3,497	M&T Bank Corp.	$557
8,270	PNC Financial Services Group, Inc.	1,305
710	SVB Financial Group(a)	280
42,174	Synovus Financial Corp.	1,520
32,258	Truist Financial Corp.	1,530
9,426	Umpqua Holdings Corp.	158
10,083	Wells Fargo & Co.	395
9,321	Zions Bancorp NA	474
		23,828
	Beverages — 2.03%
4,600	Brown-Forman Corp., Class - B	323
2,846	Constellation Brands, Inc., Class - A	663
6,891	Keurig Dr Pepper, Inc.	244
4,530	Monster Beverage Corp.(a)	420
28,839	PepsiCo, Inc.	4,806
85,987	The Coca-Cola Co.	5,410
		11,866
	Biotechnology — 2.76%
34,760	AbbVie, Inc.	5,323
2,223	Alnylam Pharmaceuticals, Inc.(a)	324
14,171	Amgen, Inc.	3,448
3,274	Moderna, Inc.(a)	468
8,247	Seagen, Inc.(a)	1,459
17,938	United Therapeutics Corp.(a)	4,227
3,143	Vertex Pharmaceuticals, Inc.(a)	886
		16,135
	Building Products — 0.56%
10,045	A.O. Smith Corp.	549
21,311	Carrier Global Corp.	760
13,273	Johnson Controls International PLC	636
6,549	Masco Corp.	331
7,831	Trane Technologies PLC	1,017
		3,293
	Capital Markets — 2.43%
4,496	Affiliated Managers Group, Inc.	524
2,506	Ameriprise Financial, Inc.	596
2,656	Ares Management Corp., Class - A	151
4,582	BlackRock, Inc., Class - A	2,791
1,669	CME Group, Inc.	342
4,721	Evercore, Inc.	442
16,955	Franklin Resources, Inc.	395
2,293	Interactive Brokers Group, Inc., Class - A	126
3,061	Intercontinental Exchange, Inc.	288
9,972	Invesco Ltd.	161
9,493	KKR & Co., Inc.	439
20,369	Morgan Stanley	1,549
686	Morningstar, Inc.	166
629	Nasdaq, Inc.	96

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Capital Markets (continued)
3,423	Northern Trust Corp.	$330
269	S&P Global, Inc.	91
7,695	State Street Corp.	474
7,780	T. Rowe Price Group, Inc.	884
25,629	The Charles Schwab Corp.	1,619
7,506	The Goldman Sachs Group, Inc.	2,229
6,297	Tradeweb Markets, Inc., Class - A	430
4,599	Virtu Financial, Inc., Class - A	108
		14,231
	Chemicals — 1.65%
7,464	Air Products & Chemicals, Inc.	1,795
1,327	Albemarle Corp.	277
4,923	Axalta Coating Systems Ltd.(a)	109
1,640	Celanese Corp., Series A	193
30,439	CF Industries Holdings, Inc.	2,610
9,311	Corteva, Inc.	504
9,217	Dow, Inc.	476
13,149	DuPont de Nemours, Inc.	731
2,542	International Flavors & Fragrances, Inc.	303
7,173	LyondellBasell Industries N.V., Class - A	627
24,876	Olin Corp.	1,151
6,716	PPG Industries, Inc.	768
1,538	The Scotts Miracle-Gro Co.	121
		9,665
	Commercial Services & Supplies — 1.01%
11,948	Clean Harbors, Inc.(a)	1,047
27,349	Copart, Inc.(a)	2,973
3,003	IAA, Inc.(a)	98
1,270	Republic Services, Inc.	166
2,747	Stericycle, Inc.(a)	120
9,682	Waste Management, Inc.	1,481
		5,885
	Communications Equipment — 0.72%
90,637	Cisco Systems, Inc.	3,865
31,124	Commscope Holding, Inc.(a)	190
774	Motorola Solutions, Inc.	162
		4,217
	Construction & Engineering — 0.10%
3,578	AECOM	233
841	Arcosa, Inc.	39
2,295	Quanta Services, Inc.	288
		560
	Construction Materials — 0.13%
1,351	Martin Marietta Materials, Inc.	405
2,578	Vulcan Materials Co.	366
		771

Shares	Security Description	Value (000)
	Consumer Finance — 1.09%
20,855	American Express Co.	$2,891
20,025	Capital One Financial Corp.	2,086
6,409	Discover Financial Services	606
14,450	OneMain Holdings, Inc.	540
50,199	SoFi Technologies, Inc.(a)	265
		6,388
	Containers & Packaging — 0.44%
262	AptarGroup, Inc.	27
27	Avery Dennison Corp.	4
22,939	Ball Corp.	1,577
10,608	International Paper Co.	444
2,050	Packaging Corporation of America	282
2,320	Silgan Holdings, Inc.	96
2,452	Sonoco Products Co.	140
		2,570
	Distributors — 0.09%
3,827	Genuine Parts Co.	509
	Diversified Consumer Services — 0.19%
33,749	Chegg, Inc.(a)	634
7,498	H&R Block, Inc.	265
3,097	Service Corp. International	214
		1,113
	Diversified Financial Services — 1.19%
7,259	Apollo Global Management, Inc.	352
21,024	Berkshire Hathaway, Inc., Class - B(a)	5,740
14,613	Equitable Holdings, Inc.	381
17,093	Jefferies Financial Group, Inc.	472
		6,945
	Diversified Telecommunication Services — 0.59%
27,151	AT&T, Inc.	569
35,894	Lumen Technologies, Inc.	392
48,924	Verizon Communications, Inc.	2,483
		3,444
	Electric Utilities — 1.85%
1,604	Alliant Energy Corp.	94
30,034	American Electric Power Company, Inc.	2,882
3,035	Constellation Energy Corp.	174
7,685	Duke Energy Corp.	824
1,914	Edison International	121
9,746	Eversource Energy	823
9,106	Exelon Corp.	413
3,311	Hawaiian Electric Industries, Inc.	135
35,480	NextEra Energy, Inc.	2,748
32,159	The Southern Co.	2,293
4,017	Xcel Energy, Inc.	284
		10,791

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Electrical Equipment — 0.63%
3,350	AMETEK, Inc.	$368
12,355	Eaton Corp. PLC	1,557
16,658	Emerson Electric Co.	1,325
3,984	Regal Rexnord Corp.	452
		3,702
	Electronic Equipment, Instruments & Components — 0.03%
512	Dolby Laboratories, Inc., Class - A	37
1,050	Keysight Technologies, Inc.(a)	144
		181
	Energy Equipment & Services — 0.86%
26,930	Halliburton Co.	845
6,095	Helmerich & Payne, Inc.	262
153,313	Patterson-UTI Energy, Inc.	2,416
42,009	Schlumberger N.V.	1,502
		5,025
	Entertainment — 0.75%
2,063	Activision Blizzard, Inc.	161
2,970	Liberty Media Corp. - Liberty Formula One, Class - C(a)	189
4,444	Netflix, Inc.(a)	777
2,832	Spotify Technology SA(a)	266
28,322	The Walt Disney Co.(a)	2,673
22,012	Warner Bros. Discovery, Inc.(a)	295
		4,361
	Equity Real Estate Investment Trusts — 3.09%
4,517	Alexandria Real Estate Equities, Inc.	655
3,172	American Campus Communities, Inc.	204
24,071	American Homes 4 Rent, Class - A	853
5,297	American Tower Corp.	1,355
13,797	Americold Realty Trust, Inc.	414
566	Apartment Income REIT Corp.	24
2,773	Boston Properties, Inc.	247
27,975	Brixmor Property Group, Inc.	565
7,024	Camden Property Trust	945
7,417	Crown Castle International Corp.	1,249
5,913	CubeSmart	253
3,960	Digital Realty Trust, Inc.	514
21,951	Duke Realty Corp.	1,206
449	Equinix, Inc.	295
2,122	Equity Lifestyle Properties, Inc.	150
507	Essex Property Trust, Inc.	133
2,294	Extra Space Storage, Inc.	390
1,385	Federal Realty Investment Trust	133
26,253	Healthcare Trust of America, Inc., Class - A	733
2,505	Healthpeak Properties, Inc.	65
17,384	Invitation Homes, Inc.	619
5,259	Iron Mountain, Inc.	256

Shares	Security Description	Value (000)
	Equity Real Estate Investment Trusts (continued)
846	Lamar Advertising Co., Class - A	$74
3,183	Life Storage, Inc.	355
6,040	Medical Properties Trust, Inc.	92
2,029	Mid-America Apartment Communities, Inc.	354
10,542	Prologis, Inc.	1,240
2,688	Public Storage	840
19,572	Realty Income Corp.	1,336
8,746	Rexford Industrial Realty, Inc.	504
3,747	Sun Communities, Inc.	597
35,601	The Macerich Co.	310
4,609	UDR, Inc.	212
8,362	VICI Properties, Inc.	249
6,417	Welltower, Inc.	528
1,573	WP Carey, Inc.	130
		18,079
	Food & Staples Retailing — 1.20%
3,254	Casey’s General Stores, Inc.	602
1,943	Costco Wholesale Corp.	931
9,412	Sysco Corp.	797
9,040	The Kroger Co.	428
34,781	Walmart, Inc.	4,229
		6,987
	Food Products — 1.07%
13,782	Archer-Daniels-Midland Co.	1,069
3,437	Campbell Soup Co.	165
16,807	Conagra Brands, Inc.	575
5,689	Flowers Foods, Inc.	150
12,760	General Mills, Inc.	963
2,450	Hormel Foods Corp.	116
10,284	Kellogg Co.	734
9,502	Mondelez International, Inc., Class - A	590
1,277	Post Holdings, Inc.(a)	105
12,213	The Hain Celestial Group, Inc.(a)	290
1,964	The Hershey Co.	423
13,887	The Kraft Heinz Co.	530
6,256	Tyson Foods, Inc., Class - A	538
		6,248
	Gas Utilities — 0.02%
808	Atmos Energy Corp.	91
	Health Care Equipment & Supplies — 2.42%
48,674	Abbott Laboratories	5,288
1,636	Align Technology, Inc.(a)	387
2,461	Baxter International, Inc.	158
4,797	Becton Dickinson & Co.	1,183
3,501	Danaher Corp.	888
5,354	Dexcom, Inc.(a)	399
2,250	Edwards Lifesciences Corp.(a)	214
1,648	Enovis Corp.(a)	91

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Health Care Equipment & Supplies (continued)
1,800	ICU Medical, Inc.(a)	$296
1,653	IDEXX Laboratories, Inc.(a)	580
2,647	Intuitive Surgical, Inc.(a)	531
37,560	Medtronic PLC	3,371
1,498	STERIS PLC	309
5,001	Tandem Diabetes Care, Inc.(a)	296
212	Teleflex, Inc.	52
352	The Cooper Companies, Inc.	110
		14,153
	Health Care Providers & Services — 3.27%
3,127	AmerisourceBergen Corp.	442
24,101	Centene Corp.(a)	2,039
11,241	Cigna Corp.	2,963
14,322	CVS Health Corp.	1,327
4,252	Elevance Health, Inc.	2,053
4,756	HCA Healthcare, Inc.	799
2,789	Humana, Inc.	1,305
2,131	Laboratory Corporation of America Holdings	499
4,072	McKesson Corp.	1,328
992	Molina Heathcare, Inc.(a)	277
2,928	Quest Diagnostics, Inc.	389
11,048	UnitedHealth Group, Inc.	5,676
		19,097
	Health Care Technology — 0.46%
9,979	Teladoc Health, Inc.(a)	331
11,861	Veeva Systems, Inc., Class - A(a)	2,349
		2,680
	Hotels, Restaurants & Leisure — 1.81%
3,359	Airbnb, Inc., Class - A(a)	299
7,828	Caesars Entertainment, Inc.(a)	300
41,046	Carnival Corp.(a)	355
2,249	Darden Restaurants, Inc.	254
23,594	DraftKings, Inc.(a)	275
148	Hilton Worldwide Holdings, Inc.	16
3,826	Hyatt Hotels Corp., Class - A(a)	283
1,434	Marriott International, Inc., Class - A	195
20,166	McDonald’s Corp.	4,979
51,410	Norwegian Cruise Line Holdings Ltd.(a)	572
16,947	Royal Caribbean Cruises Ltd.(a)	592
30,827	Starbucks Corp.	2,355
546	Vail Resorts, Inc.	119
		10,594
	Household Durables — 0.36%
3,443	D.R. Horton, Inc.	228
3,121	Garmin Ltd.	307
3,252	Leggett & Platt, Inc.	112
6,964	Lennar Corp., Class - A	491

Shares	Security Description	Value (000)
	Household Durables (continued)
83	Lennar Corp., Class - B	$5
4,132	PulteGroup, Inc.	164
17,676	Toll Brothers, Inc.	788
		2,095
	Household Products — 1.76%
2,171	Church & Dwight Co., Inc.	201
16,240	Kimberly-Clark Corp.	2,195
428	Spectrum Brands Holdings, Inc.	35
1,218	The Clorox Co.	172
53,465	The Procter & Gamble Co.	7,688
		10,291
	Independent Power and Renewable Electricity Producers — 0.10%
26,502	Vistra Corp.	606
	Industrial Conglomerates — 0.57%
7,946	General Electric Co.	506
16,050	Honeywell International, Inc.	2,790
41	Roper Technologies, Inc.	16
		3,312
	Insurance — 2.04%
23,465	Aflac, Inc.	1,298
560	Aon PLC, Class - A	151
3,483	Arthur J. Gallagher & Co.	568
1,195	Assurant, Inc.	207
1,709	Brown & Brown, Inc.	100
3,252	Cincinnati Financial Corp.	387
52,976	Fidelity National Financial, Inc.	1,958
9,177	Lincoln National Corp.	429
2,577	Marsh & McLennan Companies, Inc.	400
2,536	Mercury General Corp.	112
26,353	MetLife, Inc.	1,655
7,077	Old Republic International Corp.	158
6,114	Prudential Financial, Inc.	585
26,534	The Allstate Corp.	3,363
2,945	The Progressive Corp.	342
3,246	W.R. Berkley Corp.	222
		11,935
	Interactive Media & Services — 5.46%
6,267	Alphabet, Inc., Class - A(a)	13,657
4,583	Alphabet, Inc., Class - C(a)	10,025
49,461	Meta Platforms, Inc., Class - A(a)	7,976
7,379	Twitter, Inc.(a)	276
		31,934
	Internet & Direct Marketing Retail — 2.92%
154,380	Amazon.com, Inc.(a)	16,396
15,760	eBay, Inc.	657
		17,053

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	IT Services — 3.64%
2,831	Accenture PLC, Class - A	$786
3,168	Akamai Technologies, Inc.(a)	289
10,724	Block, Inc.(a)	659
1,853	Cognizant Technology Solutions Corp.	125
8,471	EPAM Systems, Inc.(a)	2,497
5,082	Fidelity National Information Services, Inc.	466
3,316	Fiserv, Inc.(a)	295
13,957	GoDaddy, Inc., Class - A(a)	971
4,187	International Business Machines Corp.	591
18,311	MasterCard, Inc., Class - A	5,776
14,603	Okta, Inc.(a)	1,320
6,910	Paychex, Inc.	787
4,262	Snowflake, Inc., Class - A(a)	593
10,501	The Western Union Co.	173
7,862	Twilio, Inc., Class - A(a)	659
4,247	VeriSign, Inc.(a)	711
23,246	Visa, Inc., Class - A	4,577
43	WEX, Inc.(a)	7
		21,282
	Leisure Products — 0.15%
1,780	Brunswick Corp.	116
2,849	Hasbro, Inc.	233
10,271	Mattel, Inc.(a)	229
3,276	Polaris, Inc.	326
		904
	Life Sciences Tools & Services — 1.12%
4,371	Agilent Technologies, Inc.	519
398	Bio-Rad Laboratories, Inc., Class - A(a)	197
1,294	Bruker Corp.	81
438	Charles River Laboratories International, Inc.(a)	94
710	IQVIA Holdings, Inc.(a)	154
2,796	Mettler-Toledo International, Inc.(a)	3,212
485	PerkinElmer, Inc.	69
2,339	QIAGEN N.V.(a)	110
3,456	Thermo Fisher Scientific, Inc.	1,878
720	Waters Corp.(a)	238
		6,552
	Machinery — 1.42%
11,054	AGCO Corp.	1,091
12,196	Caterpillar, Inc.	2,179
5,428	Cummins, Inc.	1,050
53	Donaldson Companies, Inc.	3
4,752	Dover Corp.	577
1,648	Esab Corp.	72
28	IDEX Corp.	5
6,910	Ingersoll Rand, Inc.	291
1,442	ITT, Inc.	97

Shares	Security Description	Value (000)
	Machinery (continued)
1,244	Nordson Corp.	$252
17,062	Oshkosh Corp.	1,401
7,507	Otis Worldwide Corp.	531
1,693	Parker Hannifin Corp.	417
2,490	The Timken Co.	132
1,711	Westinghouse Air Brake Technologies Corp.	140
485	Xylem, Inc.	38
		8,276
	Media — 1.13%
297	Cable One, Inc.	383
1,042	Charter Communications, Inc., Class - A(a)	488
108,767	Comcast Corp., Class - A	4,269
4,889	Fox Corp., Class - A	157
2,709	Liberty Broadband Corp., Class - C(a)	313
3,789	Omnicom Group, Inc.	241
15,400	Paramount Global, Class - B	380
14,641	The Interpublic Group of Companies, Inc.	403
		6,634
	Metals & Mining — 0.36%
18,550	Newmont Corp.	1,107
8,225	Nucor Corp.	859
1,912	Steel Dynamics, Inc.	126
		2,092
	Mortgage Real Estate Investment Trusts — 0.02%
15,165	New Residential Investment Corp.	141
	Multiline Retail — 0.63%
952	Dollar General Corp.	234
4,169	Dollar Tree, Inc.(a)	650
5,126	Ollie’s Bargain Outlet Holdings, Inc.(a)	301
17,745	Target Corp.	2,506
		3,691
	Multi-Utilities — 1.21%
2,674	Ameren Corp.	242
1,937	CMS Energy Corp.	131
1,642	Consolidated Edison, Inc.	156
24,990	Dominion Energy, Inc.	1,994
1,043	DTE Energy Co.	132
72,854	NiSource, Inc.	2,149
5,865	Public Service Enterprise Group, Inc.	371
951	Sempra Energy	143
17,371	WEC Energy Group, Inc.	1,748
		7,066
	Oil, Gas & Consumable Fuels — 3.61%
19,551	Antero Midstream Corp.	177
7,263	Cheniere Energy, Inc.	966
19,851	Chevron Corp.	2,874
5,077	ConocoPhillips	456

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Oil, Gas & Consumable Fuels (continued)
45,056	Continental Resources, Inc.	$2,944
63,641	Coterra Energy, Inc.	1,641
30,851	Devon Energy Corp.	1,700
521	DT Midstream, Inc.	26
3,995	EOG Resources, Inc.	441
7,396	EQT Corp.	254
35,550	Exxon Mobil Corp.	3,046
16,993	Hess Corp.	1,800
11,538	Marathon Petroleum Corp.	949
26,124	Occidental Petroleum Corp.	1,538
6,401	ONEOK, Inc.	355
6,951	Targa Resources Corp.	415
41,203	The Williams Companies, Inc.	1,286
2,242	Valero Energy Corp.	238
		21,106
	Paper & Forest Products — 0.01%
964	Sylvamo Corp.	32
	Personal Products — 0.07%
1,700	The Estee Lauder Companies, Inc.	433
	Pharmaceuticals — 4.74%
30,890	Bristol-Myers Squibb Co.	2,379
1,441	Catalent, Inc.(a)	155
19,272	Eli Lilly & Co.	6,248
1,000	Jazz Pharmaceuticals PLC(a)	156
44,819	Johnson & Johnson	7,955
58,424	Merck & Co., Inc.	5,327
6,434	Organon & Co.	217
99,288	Pfizer, Inc.	5,206
8,047	Viatris, Inc.	84
		27,727
	Professional Services — 0.69%
26,820	CoStar Group, Inc.(a)	1,620
1,081	Equifax, Inc.	198
717	Jacobs Engineering Group, Inc.	91
1,829	Leidos Holdings, Inc.	184
825	Robert Half International, Inc.	62
10,910	Verisk Analytics, Inc., Class - A	1,888
		4,043
	Real Estate Management & Development — 0.07%
1,691	CBRE Group, Inc., Class - A(a)	124
4,563	Howard Hughes Corp.(a)	311
		435
	Road & Rail — 1.15%
327	AMERCO	156
4,011	CSX Corp.	117
2,655	Knight-Swift Transportation Holdings, Inc.	123
5,345	Norfolk Southern Corp.	1,215

Shares	Security Description	Value (000)
	Road & Rail (continued)
1,462	Old Dominion Freight Line, Inc.	$375
7,527	Ryder System, Inc.	535
13,196	Uber Technologies, Inc.(a)	270
18,473	Union Pacific Corp.	3,939
		6,730
	Semiconductors & Semiconductor Equipment — 4.30%
5,394	Advanced Micro Devices, Inc.(a)	412
3,728	Analog Devices, Inc.	545
21,151	Applied Materials, Inc.	1,924
2,567	Broadcom, Inc.	1,247
7,850	Enphase Energy, Inc.(a)	1,533
113,563	Intel Corp.	4,248
3,302	KLA Corp.	1,054
1,129	Lam Research Corp.	481
6,026	Marvell Technology, Inc.	262
2,758	Micron Technology, Inc.	152
50,260	NVIDIA Corp.	7,620
7,270	QUALCOMM, Inc.	929
3,842	Skyworks Solutions, Inc.	356
23,905	Texas Instruments, Inc.	3,673
6,964	Universal Display Corp.	704
		25,140
	Software — 9.76%
12,361	Adobe, Inc.(a)	4,525
10,190	Autodesk, Inc.(a)	1,752
27,227	Manhattan Associates, Inc.(a)	3,120
139,124	Microsoft Corp.	35,732
56,988	Oracle Corp.	3,982
8,321	PAYCOM Software, Inc.(a)	2,331
8,575	Salesforce, Inc.(a)	1,415
8,243	ServiceNow, Inc.(a)	3,920
668	Synopsys, Inc.(a)	203
		56,980
	Specialty Retail — 2.15%
1,187	Advance Auto Parts, Inc.	205
2,829	AutoNation, Inc.(a)	316
22	AutoZone, Inc.(a)	47
6,524	Bath & Body Works, Inc.	176
7,757	Best Buy Co., Inc.	506
631	Burlington Stores, Inc.(a)	86
4,224	CarMax, Inc.(a)	382
4,609	Dick’s Sporting Goods, Inc.	347
923	Five Below, Inc.(a)	105
36,426	Floor & Decor Holdings, Inc., Class - A(a)	2,293
3,541	Lowe’s Companies, Inc.	619
7,287	Penske Automotive Group, Inc.	763
17,296	The Home Depot, Inc.	4,743
21,249	The TJX Companies, Inc.	1,187

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Specialty Retail (continued)
2,059	Tractor Supply Co.	$399
2,174	Victoria’s Secret & Co.(a)	61
3,016	Williams-Sonoma, Inc.	335
		12,570
	Technology Hardware, Storage & Peripherals — 7.12%
283,165	Apple, Inc.	38,715
83,952	HP, Inc.	2,752
2,448	NetApp, Inc.	160
		41,627
	Textiles, Apparel & Luxury Goods — 0.33%
6,619	Capri Holdings Ltd.(a)	271
30,504	Hanesbrands, Inc.	314
9,230	NIKE, Inc., Class - B	944
1,533	Ralph Lauren Corp.	137
7,801	Tapestry, Inc.	238
		1,904
	Tobacco — 0.37%
36,600	Altria Group, Inc.	1,528
6,325	Philip Morris International, Inc.	625
		2,153
	Trading Companies & Distributors — 0.31%
13,428	Fastenal Co.	670
1,130	Watsco, Inc.	270
8,335	WESCO International, Inc.(a)	893
		1,833

Shares	Security Description	Value (000)
	Water Utilities — 0.03%
1,178	American Water Works Co., Inc.	$175
	Wireless Telecommunication Services — 0.54%
23,667	T-Mobile US, Inc.(a)	3,184
	Total Common Stocks	578,662
	Investment Companies — 0.96%
284,400	Federated Hermes Treasury Obligations Fund, Institutional Shares, 1.37%^^(b)	284
5,334,964	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.40%(b)	5,335
	Total Investment Companies	5,619
	Total Investments (cost $302,813) — 99.95%	584,281
	Other assets in excess of liabilities — 0.05%	284
	Net Assets — 100.00%	$584,565

^	All or part of this security was on loan as of June 30, 2022.

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2022.

(a)	Represents non-income producing security.

(b)	Annualized 7-day yield as of period-end.

As of June 30, 2022, 100% of the Portfolio’s net assets were managed by Parametric Portfolio Associates, LLC.

REIT—Real Estate Investment Trust

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2022.

Futures Contracts Purchased*

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini S&P 500 Future	19	9/16/22	$3,600	$47
E-Mini S&P Midcap 400 Future	5	9/16/22	1,134	(19)
			$4,734	$28
	Total Unrealized Appreciation			$47
	Total Unrealized Depreciation			(19)
	Total Net Unrealized Appreciation/(Depreciation)			$28

*	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks — 97.38%
	Aerospace & Defense — 1.01%
5,461	General Dynamics Corp.	$1,208
391	HEICO Corp.	51
728	HEICO Corp., Class - A	77
4,930	L3Harris Technologies, Inc.	1,192
2,363	Northrop Grumman Corp.	1,131
33,522	Raytheon Technologies Corp.	3,221
475	TransDigm Group, Inc.(a)	255
		7,135
	Air Freight & Logistics — 0.11%
4,946	Expeditors International of Washington, Inc.	482
7,548	GXO Logistics, Inc.(a)	327
		809
	Airlines — 0.13%
10,129	Alaska Air Group, Inc.(a)	406
18,665	Delta Air Lines, Inc.(a)	540
		946
	Automobiles — 2.91%
71,725	Ford Motor Co.	798
55,394	Rivian Automotive, Inc., Class - A(a)	1,426
27,198	Tesla, Inc.(a)	18,316
		20,540
	Banks — 2.72%
3,139	Bank of America Corp.	98
13,206	Bank OZK	496
53,577	Citigroup, Inc.	2,464
13,240	Citizens Financial Group, Inc.	473
40,559	Comerica, Inc.	2,975
1,150	Cullen/Frost Bankers, Inc.	134
29,928	East West Bancorp, Inc.	1,939
86,090	First Horizon Corp.	1,882
3,853	First Republic Bank	556
36,888	Huntington Bancshares, Inc.	444
23,176	JPMorgan Chase & Co.	2,609
74,674	KeyCorp	1,287
106,556	Regions Financial Corp.	1,998
209	SVB Financial Group(a)	83
34,522	Zions Bancorp NA	1,757
		19,195
	Beverages — 1.54%
7,236	Brown-Forman Corp., Class - B	508
8,931	Monster Beverage Corp.(a)	828
29,046	PepsiCo, Inc.	4,840
74,917	The Coca-Cola Co.	4,713
		10,889

Shares	Security Description	Value (000)
	Biotechnology — 1.79%
4,254	AbbVie, Inc.	$652
9,107	Alnylam Pharmaceuticals, Inc.(a)	1,328
15,193	Amgen, Inc.	3,697
14,489	Mirati Therapeutics, Inc.(a)	973
19,253	Moderna, Inc.(a)	2,751
14,430	Natera, Inc.(a)	511
800	Neurocrine Biosciences, Inc.(a)	78
12,521	Novavax, Inc.(a)	644
2,019	Regeneron Pharmaceuticals, Inc.(a)	1,193
1,014	Seagen, Inc.(a)	179
2,251	Vertex Pharmaceuticals, Inc.(a)	634
		12,640
	Building Products — 0.25%
404	Armstrong World Industries, Inc.	30
17,452	Carrier Global Corp.	622
50,415	Resideo Technologies, Inc.(a)	980
1,218	Trane Technologies PLC	158
		1,790
	Capital Markets — 2.34%
2,335	CBOE Global Markets, Inc.	264
6,242	CME Group, Inc.	1,278
1,203	FactSet Research Systems, Inc.	463
2,582	Intercontinental Exchange, Inc.	243
143,372	Invesco Ltd.	2,313
18,395	Janus Henderson Group PLC	432
713	LPL Financial Holdings, Inc.	132
349	MarketAxess Holdings, Inc.	89
1,577	Moody’s Corp.	429
31,488	Morgan Stanley	2,395
390	Morningstar, Inc.	94
838	MSCI, Inc.	345
36,398	Robinhood Markets, Inc., Class - A(a)	299
11,523	S&P Global, Inc.	3,885
2,032	T. Rowe Price Group, Inc.	231
16,324	The Charles Schwab Corp.	1,031
8,823	The Goldman Sachs Group, Inc.	2,620
		16,543
	Chemicals — 1.61%
3,430	Air Products & Chemicals, Inc.	825
18,396	CF Industries Holdings, Inc.	1,577
30,407	Ecolab, Inc.	4,675
999	FMC Corp.	107
28,629	LyondellBasell Industries N.V., Class - A	2,504
19,809	The Chemours Co.	634
4,752	The Sherwin-Williams Co.	1,064
		11,386
	Commercial Services & Supplies — 0.25%
1,845	Cintas Corp.	689

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Commercial Services & Supplies (continued)
6,652	Copart, Inc.(a)	$723
2,752	Waste Connections, Inc.	341
		1,753
	Communications Equipment — 0.70%
4,776	Arista Networks, Inc.(a)	448
101,754	Cisco Systems, Inc.	4,339
825	F5, Inc.(a)	126
153	Motorola Solutions, Inc.	32
		4,945
	Construction & Engineering — 0.01%
374	Quanta Services, Inc.	47
	Consumer Finance — 0.38%
95	Credit Acceptance Corp.(a)	45
141,214	SLM Corp.	2,251
11,412	Upstart Holdings, Inc.^(a)	361
		2,657
	Containers & Packaging — 0.18%
23,054	Amcor PLC	287
1,280	AptarGroup, Inc.	132
747	Avery Dennison Corp.	121
841	Packaging Corporation of America	116
14,972	Silgan Holdings, Inc.	618
		1,274
	Distributors — 0.07%
2,966	Genuine Parts Co.	394
381	Pool Corp.	134
		528
	Diversified Consumer Services — 0.14%
3,660	Grand Canyon Education, Inc.(a)	345
8,138	H&R Block, Inc.	287
4,568	Service Corp. International	316
1,276	Terminix Global Holdings, Inc.(a)	52
		1,000
	Diversified Financial Services — 1.08%
17,401	Berkshire Hathaway, Inc., Class - B(a)	4,750
34,972	Equitable Holdings, Inc.	912
32,550	Voya Financial, Inc.	1,938
		7,600
	Diversified Telecommunication Services — 0.70%
190,186	AT&T, Inc.	3,986
19,371	Verizon Communications, Inc.	983
		4,969
	Electric Utilities — 1.11%
15,796	Edison International	999
12,342	Entergy Corp.	1,390
60,365	FirstEnergy Corp.	2,317

Shares	Security Description	Value (000)
	Electric Utilities (continued)
23,487	Hawaiian Electric Industries, Inc.	$961
4,256	NextEra Energy, Inc.	330
36,550	NRG Energy, Inc.	1,395
12,422	OGE Energy Corp.	479
		7,871
	Electrical Equipment — 0.29%
5,157	AMETEK, Inc.	567
13,294	Emerson Electric Co.	1,057
1,210	Hubbell, Inc.	216
931	Rockwell Automation, Inc.	186
		2,026
	Electronic Equipment, Instruments & Components — 0.13%
12,210	Amphenol Corp., Class - A	785
2,343	Vontier Corp.	54
376	Zebra Technologies Corp.(a)	111
		950
	Energy Equipment & Services — 0.16%
32,149	Schlumberger N.V.	1,150
	Entertainment — 0.62%
24,348	Live Nation Entertainment, Inc.(a)	2,011
13,500	Netflix, Inc.(a)	2,361
248	The Walt Disney Co.(a)	23
		4,395
	Equity Real Estate Investment Trusts — 2.74%
7,525	American Tower Corp.	1,923
16,012	Equinix, Inc.	10,521
1,608	Equity Lifestyle Properties, Inc.	113
37,873	Healthpeak Properties, Inc.	981
12,459	Kilroy Realty Corp.	652
41,185	Omega Healthcare Investors, Inc.	1,161
3,998	Public Storage	1,250
52,271	SITE Centers Corp.	704
40,605	Ventas, Inc.	2,089
		19,394
	Food & Staples Retailing — 1.82%
18,462	Costco Wholesale Corp.	8,848
8,706	Sysco Corp.	737
1,413	Walgreens Boots Alliance, Inc.	54
26,416	Walmart, Inc.	3,212
		12,851
	Food Products — 1.01%
70,463	Conagra Brands, Inc.	2,412
5,224	Hormel Foods Corp.	247
413	Lamb Weston Holdings, Inc.	30
5,092	McCormick & Company, Inc.	424
56,218	Mondelez International, Inc., Class - A	3,490
1,045	The Hershey Co.	225

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Food Products (continued)
2,332	The J.M. Smucker Co.	$299
		7,127
	Gas Utilities — 0.56%
34,942	National Fuel Gas Co.	2,308
42,971	UGI Corp.	1,659
		3,967
	Health Care Equipment & Supplies — 3.35%
51,368	Abbott Laboratories	5,580
11,112	Baxter International, Inc.	714
6,721	Becton Dickinson & Co.	1,657
10,892	Boston Scientific Corp.(a)	406
22,316	Danaher Corp.	5,658
15,756	Dexcom, Inc.(a)	1,174
15,477	Edwards Lifesciences Corp.(a)	1,472
1,344	Embecta Corp.(a)	34
2,690	IDEXX Laboratories, Inc.(a)	943
14,634	Intuitive Surgical, Inc.(a)	2,937
4,072	ResMed, Inc.	854
9,642	Stryker Corp.	1,918
3,346	Zimmer Biomet Holdings, Inc.	352
		23,699
	Health Care Providers & Services — 3.32%
22,388	Acadia Healthcare Co., Inc.(a)	1,514
1,650	Centene Corp.(a)	140
22,394	CVS Health Corp.	2,075
13,068	DaVita, Inc.(a)	1,045
5,215	Elevance Health, Inc.	2,517
3,283	Henry Schein, Inc.(a)	252
1,952	Laboratory Corporation of America Holdings	457
4,595	McKesson Corp.	1,499
2,799	Quest Diagnostics, Inc.	372
26,444	UnitedHealth Group, Inc.	13,582
		23,453
	Health Care Technology — 0.30%
48,062	Teladoc Health, Inc.(a)	1,596
2,596	Veeva Systems, Inc., Class - A(a)	514
		2,110
	Hotels, Restaurants & Leisure — 2.15%
21,152	Airbnb, Inc., Class - A(a)	1,884
1,179	Booking Holdings, Inc.(a)	2,062
1,800	Chipotle Mexican Grill, Inc.(a)	2,353
1,046	Choice Hotels International, Inc.	117
9,159	Marriott International, Inc., Class - A	1,246
98,020	Starbucks Corp.	7,487
310	Vail Resorts, Inc.	68
		15,217

Shares	Security Description	Value (000)
	Household Durables — 0.03%
2,470	Garmin Ltd.	$243
	Household Products — 1.20%
5,143	Church & Dwight Co., Inc.	477
9,514	Colgate-Palmolive Co.	762
7,129	Kimberly-Clark Corp.	963
2,554	The Clorox Co.	360
41,123	The Procter & Gamble Co.	5,914
		8,476
	Independent Power and Renewable Electricity Producers — 0.17%
51,268	Vistra Corp.	1,171
	Industrial Conglomerates — 0.58%
12,543	3M Co.	1,622
11,662	General Electric Co.	743
4,278	Honeywell International, Inc.	744
2,488	Roper Technologies, Inc.	982
		4,091
	Insurance — 2.20%
9,715	Aflac, Inc.	538
7,992	Aon PLC, Class - A	2,155
1,155	Arthur J. Gallagher & Co.	188
16,505	Axis Capital Holdings Ltd.	942
11,297	Chubb Ltd.	2,222
171	Erie Indemnity Co., Class - A	33
9,236	Fidelity National Financial, Inc.	341
43,476	Lincoln National Corp.	2,033
11,845	Marsh & McLennan Companies, Inc.	1,839
22,534	Principal Financial Group, Inc.	1,505
4,893	Prudential Financial, Inc.	468
7,591	Reinsurance Group of America	890
5,565	The Progressive Corp.	647
6,974	The Travelers Companies, Inc.	1,180
15,794	Unum Group	537
		15,518
	Interactive Media & Services — 5.31%
6,174	Alphabet, Inc., Class - A(a)	13,455
8,293	Alphabet, Inc., Class - C(a)	18,142
646	IAC/InterActiveCorp.(a)	49
6,699	Match Group, Inc.(a)	466
33,693	Meta Platforms, Inc., Class - A(a)	5,433
1,048	Vimeo, Inc.(a)	6
		37,551
	Internet & Direct Marketing Retail — 4.10%
255,200	Amazon.com, Inc.(a)	27,105
2,900	MercadoLibre, Inc.(a)	1,847
		28,952
	IT Services — 6.98%
12,354	Accenture PLC, Class - A	3,430

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	IT Services (continued)
144,784	Adyen N.V., ADR(a)	$2,115
57,727	Automatic Data Processing, Inc.	12,125
2,371	Broadridge Financial Solutions, Inc.	338
2,241	Cognizant Technology Solutions Corp.	151
756	Fiserv, Inc.(a)	67
1,270	FleetCor Technologies, Inc.(a)	267
7,975	Global Payments, Inc.	882
1,598	Jack Henry & Associates, Inc.	288
13,591	MasterCard, Inc., Class - A	4,288
18,740	Okta, Inc.(a)	1,694
35,193	PayPal Holdings, Inc.(a)	2,458
19,050	Shopify, Inc., Class - A(a)	595
104,737	Visa, Inc., Class - A	20,623
		49,321
	Leisure Products — 0.02%
1,422	Polaris, Inc.	141
	Life Sciences Tools & Services — 1.07%
1,141	Bio-Techne Corp.	396
440	Bruker Corp.	28
1,386	Illumina, Inc.(a)	256
758	Mettler-Toledo International, Inc.(a)	871
239	PerkinElmer, Inc.	34
9,568	Thermo Fisher Scientific, Inc.	5,197
2,297	Waters Corp.(a)	760
		7,542
	Machinery — 1.46%
9,555	Caterpillar, Inc.	1,708
4,840	Deere & Co.	1,449
3,369	Dover Corp.	409
5,857	Fortive Corp.	319
34,446	Gates Industrial Corp. PLC(a)	372
1,569	Graco, Inc.	93
2,179	IDEX Corp.	396
8,257	Illinois Tool Works, Inc.	1,505
6,973	Ingersoll Rand, Inc.	293
506	Nordson Corp.	102
8,726	Otis Worldwide Corp.	617
11,372	The Middleby Corp.(a)	1,426
927	The Toro Co.	70
14,765	Westinghouse Air Brake Technologies Corp.	1,212
4,438	Xylem, Inc.	347
		10,318
	Media — 0.61%
82,346	Altice USA, Inc., Class - A(a)	762
7,142	Comcast Corp., Class - A	280
4,935	Omnicom Group, Inc.	314
74,543	Paramount Global, Class - B	1,839

Shares	Security Description	Value (000)
	Media (continued)
30,009	Sinclair Broadcast Group, Inc., Class - A	$612
17,241	The Interpublic Group of Companies, Inc.	475
		4,282
	Metals & Mining — 0.45%
33,504	Newmont Corp.	1,999
11,294	Royal Gold, Inc.	1,206
		3,205
	Mortgage Real Estate Investment Trusts — 0.30%
183,185	New Residential Investment Corp.	1,707
20,515	Starwood Property Trust, Inc.	429
		2,136
	Multiline Retail — 0.28%
939	Dollar General Corp.	230
4,517	Dollar Tree, Inc.(a)	704
7,596	Target Corp.	1,073
		2,007
	Multi-Utilities — 0.64%
84,210	CenterPoint Energy, Inc.	2,491
15,797	DTE Energy Co.	2,002
		4,493
	Oil, Gas & Consumable Fuels — 2.93%
64,022	Antero Midstream Corp.	579
2,070	Cheniere Energy, Inc.	275
24,368	ConocoPhillips	2,188
79,339	Devon Energy Corp.	4,373
7,898	DT Midstream, Inc.	387
21,212	EQT Corp.	730
10,924	Exxon Mobil Corp.	936
8,012	HF Sinclair Corp.	362
114,575	Marathon Oil Corp.	2,576
13,944	ONEOK, Inc.	774
4,640	Pioneer Natural Resources Co.	1,035
95,111	Range Resources Corp.(a)	2,354
28,597	Targa Resources Corp.	1,706
77,642	The Williams Companies, Inc.	2,423
		20,698
	Personal Products — 0.65%
17,953	The Estee Lauder Companies, Inc.	4,572
	Pharmaceuticals — 4.12%
32,406	Eli Lilly & Co.	10,508
31,287	Johnson & Johnson	5,554
55,581	Merck & Co., Inc.	5,067
59,714	Novo Nordisk A/S, ADR	6,653
5,558	Organon & Co.	188
5,712	Pfizer, Inc.	299
4,788	Zoetis, Inc.	823
		29,092

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Professional Services — 0.16%
3,010	CoStar Group, Inc.(a)	$182
2,353	Equifax, Inc.	430
2,931	Verisk Analytics, Inc., Class - A	507
		1,119
	Real Estate Management & Development — 0.01%
1,272	CBRE Group, Inc., Class - A(a)	94
	Road & Rail — 1.35%
916	AMERCO	438
124,263	CSX Corp.	3,611
1,274	Landstar System, Inc.	185
562	Old Dominion Freight Line, Inc.	144
24,231	Union Pacific Corp.	5,168
		9,546
	Semiconductors & Semiconductor Equipment — 3.99%
71,539	Advanced Micro Devices, Inc.(a)	5,471
8,866	Analog Devices, Inc.	1,295
6,209	Applied Materials, Inc.	565
7,015	Broadcom, Inc.	3,408
4,234	First Solar, Inc.(a)	288
73,074	Intel Corp.	2,734
1,378	KLA Corp.	440
1,153	Lam Research Corp.	491
28,189	Marvell Technology, Inc.	1,227
3,708	Microchip Technology, Inc.	215
7,602	Micron Technology, Inc.	420
50,325	NVIDIA Corp.	7,629
3,257	ON Semiconductor Corp.(a)	164
30,091	QUALCOMM, Inc.	3,844
		28,191
	Software — 11.11%
12,173	Adobe, Inc.(a)	4,456
1,974	ANSYS, Inc.(a)	472
11,429	Atlassian Corp. PLC, Class - A(a)	2,142
15,696	Crowdstrike Holdings, Inc., Class - A(a)	2,646
6,515	Fortinet, Inc.(a)	369
5,422	Intuit, Inc.	2,090
183,203	Microsoft Corp.	47,052
63,347	Oracle Corp.	4,426
377	Palo Alto Networks, Inc.(a)	186
80,693	Salesforce, Inc.(a)	13,317
1,391	SS&C Technologies Holdings, Inc.	81
151	Synopsys, Inc.(a)	46
25,729	The Trade Desk, Inc., Class - A(a)	1,078
1,628	VMware, Inc., Class - A	186
566	Workday, Inc., Class - A(a)	79
		78,626

Shares	Security Description	Value (000)
	Specialty Retail — 2.83%
854	Advance Auto Parts, Inc.	$148
597	AutoZone, Inc.(a)	1,283
5,882	Best Buy Co., Inc.	383
376	Burlington Stores, Inc.(a)	51
41,191	Lowe’s Companies, Inc.	7,196
3,411	O’Reilly Automotive, Inc.(a)	2,155
9,045	Ross Stores, Inc.	635
11,575	The Home Depot, Inc.	3,174
75,659	The TJX Companies, Inc.	4,226
1,256	Tractor Supply Co.	243
1,253	Ulta Beauty, Inc.(a)	483
		19,977
	Technology Hardware, Storage & Peripherals — 7.13%
368,386	Apple, Inc.	50,367
	Textiles, Apparel & Luxury Goods — 1.69%
960	Kontoor Brands, Inc.	32
9,221	Lululemon Athletica, Inc.(a)	2,514
29,287	LVMH Moet Hennessy Louis Vuitton SE, ADR	3,579
54,266	NIKE, Inc., Class - B	5,546
6,722	V.F. Corp.	297
		11,968
	Tobacco — 0.24%
17,508	Philip Morris International, Inc.	1,729
	Trading Companies & Distributors — 0.29%
23,095	Air Lease Corp.	772
14,448	Fastenal Co.	721
1,221	W.W. Grainger, Inc.	555
		2,048
	Total Common Stocks	688,330
	Investment Companies — 1.88%
368,480	Federated Hermes Treasury Obligations Fund, Institutional Shares, 1.37%^^(b)	368
12,940,650	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.40%(b)	12,941
	Total Investment Companies	13,309
	Total Investments (cost $261,255) — 99.26%	701,639
	Other assets in excess of liabilities — 0.74%	5,237
	Net Assets — 100.00%	$706,876

^	All or part of this security was on loan as of June 30, 2022.

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2022.

(a)	Represents non-income producing security.

(b)	Annualized 7-day yield as of period-end.

ADR—American Depositary Receipt

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2022

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2022.

The Growth Equity Portfolio	Jennison Associates, LLC	Parametric Portfolio Associates, LLC	Total
Common Stocks	18.99%	78.39%	97.38%
Investment Companies	—	1.88%	1.88%
Other Assets (Liabilities)	0.62%	0.12%	0.74%
Total Net Assets	19.61%	80.39%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2022.

Futures Contracts Purchased*

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini S&P 500 Future	7	9/16/22	$1,326	$9
E-Mini S&P Midcap 400 Future	1	9/16/22	227	(4)
NASDAQ 100 E Mini Future	49	9/16/22	11,299	35
			$12,852	$40
	Total Unrealized Appreciation			$44
	Total Unrealized Depreciation			(4)
	Total Net Unrealized Appreciation/(Depreciation)			$40

*	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks — 73.90%
	Aerospace & Defense — 1.14%
9,541	General Dynamics Corp.	$2,111
1,244	HEICO Corp.	163
2,091	HEICO Corp., Class - A	220
91,231	Howmet Aerospace, Inc.	2,869
4,879	Huntington Ingalls Industries, Inc.	1,062
8,905	L3Harris Technologies, Inc.	2,153
9,078	Lockheed Martin Corp.	3,903
6,414	Northrop Grumman Corp.	3,070
42,680	Raytheon Technologies Corp.	4,103
6,205	Textron, Inc.	379
15,852	The Boeing Co.(a)	2,167
6,645	TransDigm Group, Inc.(a)	3,566
		25,766
	Air Freight & Logistics — 0.50%
13,336	C.H. Robinson Worldwide, Inc.	1,352
11,747	Expeditors International of Washington, Inc.	1,145
7,189	FedEx Corp.	1,630
24,680	United Parcel Service, Inc., Class - B	4,505
53,303	XPO Logistics, Inc.(a)	2,567
		11,199
	Airlines — 0.01%
4,579	Delta Air Lines, Inc.(a)	133
4,234	Southwest Airlines Co.(a)	153
		286
	Auto Components — 0.05%
7,743	Aptiv PLC(a)	690
6,867	BorgWarner, Inc.	229
1,710	Lear Corp.	215
		1,134
	Automobiles — 1.16%
112,681	Ford Motor Co.	1,254
39,508	General Motors Co.(a)	1,255
11,539	Lucid Group, Inc.^(a)	198
5,930	Rivian Automotive, Inc., Class - A(a)	153
34,522	Tesla, Inc.(a)	23,247
		26,107
	Banks — 1.51%
208,284	Bank of America Corp.	6,484
56,813	Citigroup, Inc.	2,613
14,060	Citizens Financial Group, Inc.	502
20,232	Fifth Third Bancorp	680
335	First Citizens BancShares, Inc., Class - A	219
5,057	First Republic Bank	729
41,258	Huntington Bancshares, Inc.	496
84,668	JPMorgan Chase & Co.	9,534
26,630	KeyCorp	459
5,132	M&T Bank Corp.	818

Shares	Security Description	Value (000)
	Banks (continued)
11,965	PNC Financial Services Group, Inc.	$1,888
26,845	Regions Financial Corp.	503
1,799	Signature Bank	322
1,673	SVB Financial Group(a)	661
37,999	Truist Financial Corp.	1,802
40,316	U.S. Bancorp	1,855
5,186	Webster Financial Corp.	219
109,082	Wells Fargo & Co.	4,273
		34,057
	Beverages — 1.14%
20,176	Brown-Forman Corp., Class - B	1,416
7,146	Constellation Brands, Inc., Class - A	1,666
51,015	Keurig Dr Pepper, Inc.	1,806
19,953	Molson Coors Beverage Co., Class - B	1,088
43,517	Monster Beverage Corp.(a)	4,034
44,095	PepsiCo, Inc.	7,348
131,684	The Coca-Cola Co.	8,283
		25,641
	Biotechnology — 1.60%
56,762	AbbVie, Inc.	8,695
10,099	Alnylam Pharmaceuticals, Inc.(a)	1,473
19,713	Amgen, Inc.	4,796
7,629	Biogen, Inc.(a)	1,556
10,513	BioMarin Pharmaceutical, Inc.(a)	871
4,903	Exact Sciences Corp.(a)	193
53,269	Gilead Sciences, Inc.	3,292
17,982	Incyte Corp.(a)	1,366
17,641	Moderna, Inc.(a)	2,520
12,245	Neurocrine Biosciences, Inc.(a)	1,194
8,627	Novavax, Inc.(a)	444
4,593	Regeneron Pharmaceuticals, Inc.(a)	2,715
9,008	Seagen, Inc.(a)	1,593
11,737	Vertex Pharmaceuticals, Inc.(a)	3,307
88,065	Vitrolife AB	2,026
		36,041
	Building Products — 0.31%
16,499	A.O. Smith Corp.	903
3,393	Allegion PLC	333
43,125	Carrier Global Corp.	1,537
3,801	Fortune Brands Home & Security, Inc.	228
25,907	Johnson Controls International PLC	1,239
4,440	Lennox International, Inc.	917
11,215	Masco Corp.	568
2,831	Owens Corning	210
8,579	Trane Technologies PLC	1,114
		7,049
	Capital Markets — 2.62%
3,174	Ameriprise Financial, Inc.	754

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Capital Markets (continued)
4,388	BlackRock, Inc., Class - A	$2,672
20,032	Blackstone, Inc., Class - A	1,828
10,941	CBOE Global Markets, Inc.	1,239
25,446	CME Group, Inc.	5,210
3,437	Coinbase Global, Inc., Class - A^(a)	162
9,924	FactSet Research Systems, Inc.	3,816
8,637	Franklin Resources, Inc.	201
57,588	Intercontinental Exchange, Inc.	5,415
9,906	Invesco Ltd.	160
23,635	KKR & Co., Inc.	1,094
2,295	LPL Financial Holdings, Inc.	423
3,685	MarketAxess Holdings, Inc.	944
16,156	Moody’s Corp.	4,394
38,203	Morgan Stanley	2,906
1,185	Morningstar, Inc.	287
5,310	MSCI, Inc.	2,188
4,447	Nasdaq, Inc.	679
5,645	Northern Trust Corp.	545
5,637	Raymond James Financial, Inc.	504
32,425	S&P Global, Inc.	10,928
3,419	SEI Investments Co.	185
10,466	State Street Corp.	645
6,552	T. Rowe Price Group, Inc.	744
21,870	The Bank of New York Mellon Corp.	912
5,679	The Carlyle Group, Inc.	180
88,336	The Charles Schwab Corp.	5,581
11,205	The Goldman Sachs Group, Inc.	3,328
15,431	Tradeweb Markets, Inc., Class - A	1,053
		58,977
	Chemicals — 1.16%
7,130	Air Products & Chemicals, Inc.	1,715
3,348	Albemarle Corp.	700
3,093	Celanese Corp., Series A	364
5,932	CF Industries Holdings, Inc.	509
70,014	Corteva, Inc.	3,791
21,049	Dow, Inc.	1,086
14,675	DuPont de Nemours, Inc.	816
3,702	Eastman Chemical Co.	332
7,369	Ecolab, Inc.	1,133
3,601	FMC Corp.	385
10,857	International Flavors & Fragrances, Inc.	1,294
27,455	Linde PLC	7,893
414	Linde PLC	119
7,508	LyondellBasell Industries N.V., Class - A	657
8,982	PPG Industries, Inc.	1,027
6,407	RPM International, Inc.	504
10,595	The Mosaic Co.	500
14,054	The Sherwin-Williams Co.	3,147

Shares	Security Description	Value (000)
	Chemicals (continued)
1,104	Westlake Corp.	$108
		26,080
	Commercial Services & Supplies — 0.63%
2,673	Cintas Corp.	998
25,747	Copart, Inc.(a)	2,798
12,048	Republic Services, Inc.	1,577
29,973	Rollins, Inc.	1,046
40,137	Waste Connections, Inc.	4,976
17,585	Waste Management, Inc.	2,690
		14,085
	Communications Equipment — 0.38%
7,052	Arista Networks, Inc.(a)	661
122,420	Cisco Systems, Inc.	5,221
4,543	F5, Inc.(a)	695
29,743	Juniper Networks, Inc.	847
5,730	Motorola Solutions, Inc.	1,201
		8,625
	Construction & Engineering — 0.14%
4,111	Quanta Services, Inc.	515
78,813	WillScot Mobile Mini Holdings Corp.(a)	2,555
		3,070
	Construction Materials — 0.06%
1,786	Martin Marietta Materials, Inc.	534
5,843	Vulcan Materials Co.	831
		1,365
	Consumer Finance — 0.24%
9,550	Ally Financial, Inc.	320
18,468	American Express Co.	2,559
11,840	Capital One Financial Corp.	1,234
8,149	Discover Financial Services	771
14,941	Synchrony Financial	413
1,945	Upstart Holdings, Inc.^(a)	62
		5,359
	Containers & Packaging — 0.46%
43,274	Amcor PLC	538
19,996	Amcor PLC	249
2,938	Avery Dennison Corp.	475
54,741	Ball Corp.	3,764
30,242	Crown Holdings, Inc.	2,788
10,213	International Paper Co.	427
7,050	Packaging Corporation of America	969
13,547	Sealed Air Corp.	782
7,426	WestRock Co.	296
		10,288
	Distributors — 0.24%
4,170	Genuine Parts Co.	555
7,754	LKQ Corp.	381

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Distributors (continued)
12,801	Pool Corp.	$4,495
		5,431
	Diversified Financial Services — 0.62%
63,202	Apollo Global Management, Inc.	3,064
39,033	Berkshire Hathaway, Inc., Class - B(a)	10,657
11,230	Equitable Holdings, Inc.	293
		14,014
	Diversified Telecommunication Services — 0.62%
249,364	AT&T, Inc.	5,227
34,803	Liberty Global PLC, Class - C(a)	769
64,682	Lumen Technologies, Inc.	705
142,471	Verizon Communications, Inc.	7,231
		13,932
	Electric Utilities — 1.34%
23,612	Alliant Energy Corp.	1,384
24,775	American Electric Power Company, Inc.	2,376
9,294	Constellation Energy Corp.	532
30,103	Duke Energy Corp.	3,228
20,879	Edison International	1,320
10,717	Entergy Corp.	1,207
14,908	Evergy, Inc.	973
19,738	Eversource Energy	1,668
31,108	Exelon Corp.	1,410
30,045	FirstEnergy Corp.	1,154
65,437	NextEra Energy, Inc.	5,069
11,938	NRG Energy, Inc.	455
42,615	PG&E Corp.(a)	425
39,729	PPL Corp.	1,078
40,136	The Southern Co.	2,862
70,970	Xcel Energy, Inc.	5,022
		30,163
	Electrical Equipment — 0.22%
6,617	AMETEK, Inc.	727
11,409	Eaton Corp. PLC	1,437
16,992	Emerson Electric Co.	1,352
1,807	Generac Holdings, Inc.(a)	381
14,740	Plug Power, Inc.(a)	244
3,322	Rockwell Automation, Inc.	662
4,532	Sensata Technologies Holding PLC	187
		4,990
	Electronic Equipment, Instruments & Components — 0.27%
17,122	Amphenol Corp., Class - A	1,101
1,932	Arrow Electronics, Inc.(a)	217
3,859	CDW Corp.	608
5,039	Cognex Corp.	214
22,910	Corning, Inc.	722
5,195	Keysight Technologies, Inc.(a)	716

Shares	Security Description	Value (000)
	Electronic Equipment, Instruments & Components (continued)
9,306	TE Connectivity Ltd.	$1,053
1,361	Teledyne Technologies, Inc.(a)	511
7,175	Trimble, Inc.(a)	418
1,523	Zebra Technologies Corp.(a)	448
		6,008
	Energy Equipment & Services — 0.16%
27,263	Baker Hughes, Inc.	787
25,741	Halliburton Co.	807
56,844	Schlumberger N.V.	2,033
		3,627
	Entertainment — 0.84%
22,306	Activision Blizzard, Inc.	1,737
14,688	AMC Entertainment Holdings, Inc.^(a)	199
15,924	Electronic Arts, Inc.	1,937
5,515	Liberty Media Corp. - Liberty Formula One, Class - C(a)	350
4,847	Live Nation Entertainment, Inc.(a)	400
34,376	Netflix, Inc.(a)	6,012
17,805	ROBLOX Corp., Class - A(a)	585
3,437	Roku, Inc.(a)	282
3,212	Spotify Technology SA(a)	301
11,832	Take-Two Interactive Software, Inc.(a)	1,449
52,047	The Walt Disney Co.(a)	4,914
63,826	Warner Bros. Discovery, Inc.(a)	857
		19,023
	Equity Real Estate Investment Trusts — 5.33%
18,582	Agree Realty Corp.	1,340
6,415	Alexandria Real Estate Equities, Inc.	931
9,640	American Campus Communities, Inc.	621
132,519	American Homes 4 Rent, Class - A	4,696
32,103	American Tower Corp.	8,205
33,771	AvalonBay Communities, Inc.	6,560
27,575	Boston Properties, Inc.	2,454
82,996	Brixmor Property Group, Inc.	1,677
20,366	Camden Property Trust	2,739
30,018	Corporate Office Properties Trust	786
28,410	Crown Castle International Corp.	4,784
37,856	CubeSmart	1,617
26,421	Digital Realty Trust, Inc.	3,430
37,471	Douglas Emmett, Inc.	839
13,632	Duke Realty Corp.	750
6,537	Equinix, Inc.	4,294
10,635	Equity Lifestyle Properties, Inc.	749
34,633	Equity Residential	2,501
2,731	Essex Property Trust, Inc.	714
9,130	Extra Space Storage, Inc.	1,554
14,903	First Industrial Realty Trust, Inc.	708

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Equity Real Estate Investment Trusts (continued)
15,426	Healthpeak Properties, Inc.	$400
82,870	Host Hotels & Resorts, Inc.	1,299
63,127	Independence Realty Trust, Inc.	1,309
110,424	Invitation Homes, Inc.	3,929
18,811	Iron Mountain, Inc.	916
115,707	Kimco Realty Corp.	2,288
19,053	Life Storage, Inc.	2,127
32,780	LTC Properties, Inc.	1,258
17,050	Medical Properties Trust, Inc.	260
5,648	Mid-America Apartment Communities, Inc.	987
5,642	National Health Investors, Inc.	342
50,337	Phillips Edison & Co., Inc.	1,682
77,388	Prologis, Inc.	9,103
18,408	Public Storage	5,755
16,924	Realty Income Corp.	1,155
4,360	Regency Centers Corp.	259
41,118	Rexford Industrial Realty, Inc.	2,368
12,068	Ryman Hospitality Properties, Inc.(a)	918
9,522	SBA Communications Corp.	3,048
21,019	Simon Property Group, Inc.	1,995
51,331	Sun Communities, Inc.	8,180
23,406	Tanger Factory Outlet Centers, Inc.	333
61,000	UDR, Inc.	2,808
48,242	Ventas, Inc.	2,482
24,995	Veris Residential, Inc.(a)	331
110,330	VICI Properties, Inc.	3,287
4,661	Vornado Realty Trust	133
63,521	Welltower, Inc.	5,231
21,458	Weyerhaeuser Co.	711
37,809	WP Carey, Inc.	3,133
		119,976
	Food & Staples Retailing — 0.90%
19,288	Costco Wholesale Corp.	9,244
14,515	Sysco Corp.	1,230
42,339	The Kroger Co.	2,004
38,076	Walgreens Boots Alliance, Inc.	1,443
52,000	Walmart, Inc.	6,322
		20,243
	Food Products — 1.12%
22,245	Archer-Daniels-Midland Co.	1,726
8,253	Bunge Ltd.	749
28,701	Campbell Soup Co.	1,379
45,268	Conagra Brands, Inc.	1,550
32,576	General Mills, Inc.	2,458
29,804	Hormel Foods Corp.	1,411
22,672	Kellogg Co.	1,617
43,999	Lamb Weston Holdings, Inc.	3,145

Shares	Security Description	Value (000)
	Food Products (continued)
17,278	McCormick & Company, Inc.	$1,439
52,682	Mondelez International, Inc., Class - A	3,271
8,576	The Hershey Co.	1,845
11,018	The J.M. Smucker Co.	1,410
40,202	The Kraft Heinz Co.	1,533
18,910	Tyson Foods, Inc., Class - A	1,627
		25,160
	Gas Utilities — 0.08%
12,353	Atmos Energy Corp.	1,385
12,220	UGI Corp.	472
		1,857
	Health Care Equipment & Supplies — 2.57%
64,742	Abbott Laboratories	7,035
3,334	Abiomed, Inc.(a)	825
13,136	Align Technology, Inc.(a)	3,108
27,339	Baxter International, Inc.	1,756
12,387	Becton Dickinson & Co.	3,054
44,150	Boston Scientific Corp.(a)	1,645
39,663	Danaher Corp.	10,056
20,943	DENTSPLY SIRONA, Inc.	749
19,766	Dexcom, Inc.(a)	1,473
18,993	Edwards Lifesciences Corp.(a)	1,806
13,925	Hologic, Inc.(a)	965
8,733	IDEXX Laboratories, Inc.(a)	3,063
20,926	Insulet Corp.(a)	4,561
13,343	Intuitive Surgical, Inc.(a)	2,678
7,171	Masimo Corp.(a)	937
42,526	Medtronic PLC	3,817
2,660	Novocure Ltd.(a)	185
5,133	ResMed, Inc.	1,076
16,395	STERIS PLC	3,380
9,714	Stryker Corp.	1,932
2,328	Teleflex, Inc.	572
2,682	The Cooper Companies, Inc.	839
4,567	West Pharmaceutical Services, Inc.	1,381
8,739	Zimmer Biomet Holdings, Inc.	918
		57,811
	Health Care Providers & Services — 1.87%
8,961	AmerisourceBergen Corp.	1,268
17,912	Cardinal Health, Inc.	936
18,589	Centene Corp.(a)	1,573
9,179	Cigna Corp.	2,419
46,017	CVS Health Corp.	4,265
9,630	DaVita, Inc.(a)	770
6,901	Elevance Health, Inc.	3,330
6,950	HCA Healthcare, Inc.	1,168
11,964	Henry Schein, Inc.(a)	918
4,187	Humana, Inc.	1,959

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Health Care Providers & Services (continued)
3,289	Laboratory Corporation of America Holdings	$771
5,882	McKesson Corp.	1,918
2,452	Molina Heathcare, Inc.(a)	686
10,363	Quest Diagnostics, Inc.	1,378
36,150	UnitedHealth Group, Inc.	18,568
1,945	Universal Health Services, Inc., Class - B	196
		42,123
	Health Care Technology — 0.40%
88,684	Definitive Healthcare Corp.(a)	2,034
47,663	Doximity, Inc., Class - A(a)	1,660
32,964	Teladoc Health, Inc.(a)	1,094
21,181	Veeva Systems, Inc., Class - A(a)	4,195
		8,983
	Hotels, Restaurants & Leisure — 1.48%
20,372	Airbnb, Inc., Class - A(a)	1,815
89,009	Aramark	2,726
2,492	Booking Holdings, Inc.(a)	4,358
6,086	Caesars Entertainment, Inc.(a)	233
23,698	Carnival Corp.(a)	205
1,885	Chipotle Mexican Grill, Inc.(a)	2,464
17,032	Choice Hotels International, Inc.	1,901
3,647	Darden Restaurants, Inc.	413
4,300	Domino’s Pizza, Inc.	1,676
27,393	Expedia Group, Inc.(a)	2,597
9,141	Hilton Worldwide Holdings, Inc.	1,019
9,841	Las Vegas Sands Corp.(a)	331
11,558	Marriott International, Inc., Class - A	1,572
23,796	McDonald’s Corp.	5,875
10,103	MGM Resorts International	292
98,966	Playa Hotels & Resorts N.V.(a)	680
6,561	Royal Caribbean Cruises Ltd.(a)	229
32,906	Starbucks Corp.	2,514
2,963	Vail Resorts, Inc.	646
3,194	Wynn Resorts Ltd.(a)	182
13,796	YUM! Brands, Inc.	1,566
		33,294
	Household Durables — 0.33%
72,351	D.R. Horton, Inc.	4,788
7,631	Garmin Ltd.	750
7,480	Lennar Corp., Class - A	528
1,491	Mohawk Industries, Inc.(a)	185
11,593	Newell Brands, Inc.	221
92	NVR, Inc.(a)	368
7,119	PulteGroup, Inc.	282
1,677	Whirlpool Corp.	260
		7,382

Shares	Security Description	Value (000)
	Household Products — 1.01%
55,947	Church & Dwight Co., Inc.	$5,184
36,083	Colgate-Palmolive Co.	2,892
17,583	Kimberly-Clark Corp.	2,377
10,848	The Clorox Co.	1,529
75,360	The Procter & Gamble Co.	10,835
		22,817
	Independent Power and Renewable Electricity Producers — 0.05%
19,072	The AES Corp.	401
29,462	Vistra Corp.	673
		1,074
	Industrial Conglomerates — 0.53%
21,452	3M Co.	2,776
31,417	General Electric Co.	2,000
19,624	Honeywell International, Inc.	3,411
9,503	Roper Technologies, Inc.	3,751
		11,938
	Insurance — 1.59%
17,674	Aflac, Inc.	978
386	Alleghany Corp.(a)	322
2,063	American Financial Group, Inc.	286
23,302	American International Group, Inc.	1,191
8,562	Aon PLC, Class - A	2,309
10,830	Arch Capital Group Ltd.(a)	493
24,237	Arthur J. Gallagher & Co.	3,953
3,245	Assurant, Inc.	560
12,034	Brown & Brown, Inc.	702
13,351	Chubb Ltd.	2,624
4,366	Cincinnati Financial Corp.	519
6,168	Erie Indemnity Co., Class - A	1,185
1,838	Everest Re Group Ltd.	515
11,296	Fidelity National Financial, Inc.	418
2,663	Globe Life, Inc.	260
4,722	Lincoln National Corp.	221
5,998	Loews Corp.	355
2,036	Markel Corp.(a)	2,633
35,343	Marsh & McLennan Companies, Inc.	5,488
20,065	MetLife, Inc.	1,260
7,491	Principal Financial Group, Inc.	500
10,764	Prudential Financial, Inc.	1,030
11,474	The Allstate Corp.	1,454
9,486	The Hartford Financial Services Group, Inc.	621
24,996	The Progressive Corp.	2,906
8,495	The Travelers Companies, Inc.	1,437
6,099	W.R. Berkley Corp.	416
5,821	Willis Towers Watson PLC	1,149
		35,785

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Interactive Media & Services — 3.26%
12,771	Alphabet, Inc., Class - A(a)	$27,831
9,275	Alphabet, Inc., Class - C(a)	20,289
402,360	Auto Trader Group PLC	2,718
52,255	IAC/InterActiveCorp.(a)	3,970
8,173	Match Group, Inc.(a)	570
85,009	Meta Platforms, Inc., Class - A(a)	13,707
16,406	Pinterest, Inc., Class - A(a)	298
48,047	Scout24 AG	2,466
31,217	Snap, Inc., Class - A(a)	410
22,838	Twitter, Inc.(a)	854
7,532	ZoomInfo Technologies, Inc.(a)	250
		73,363
	Internet & Direct Marketing Retail — 1.93%
30,826	Alibaba Group Holding Ltd., ADR(a)	3,504
332,963	Amazon.com, Inc.(a)	35,364
17,135	Chewy, Inc., Class - A(a)	595
5,455	DoorDash, Inc., Class - A(a)	350
34,705	eBay, Inc.	1,446
3,609	Etsy, Inc.(a)	264
2,779	MercadoLibre, Inc.(a)	1,770
2,103	Wayfair, Inc., Class - A(a)	92
		43,385
	IT Services — 4.06%
18,143	Accenture PLC, Class - A	5,037
73,861	Adyen N.V., ADR(a)	1,079
880	Adyen N.V.(a)	1,280
5,479	Affirm Holdings, Inc.(a)	99
14,649	Akamai Technologies, Inc.(a)	1,338
12,014	Automatic Data Processing, Inc.	2,523
93,312	Bigcommerce Holdings, Inc.(a)	1,512
16,987	Black Knight, Inc.(a)	1,111
67,231	Block, Inc.(a)	4,132
7,897	Broadridge Financial Solutions, Inc.	1,126
14,988	Cognizant Technology Solutions Corp.	1,012
1,621	EPAM Systems, Inc.(a)	478
42,032	Fidelity National Information Services, Inc.	3,853
46,752	Fiserv, Inc.(a)	4,159
2,204	FleetCor Technologies, Inc.(a)	463
2,356	Gartner, Inc.(a)	570
38,948	Global Payments, Inc.	4,309
43,590	GoDaddy, Inc., Class - A(a)	3,032
29,471	International Business Machines Corp.	4,161
6,957	Jack Henry & Associates, Inc.	1,252
165,260	Marqeta, Inc., Class - A(a)	1,340
49,942	MasterCard, Inc., Class - A	15,756
1,914	MongoDB, Inc.(a)	497
4,247	Okta, Inc.(a)	384

Shares	Security Description	Value (000)
	IT Services (continued)
9,320	Paychex, Inc.	$1,061
31,657	PayPal Holdings, Inc.(a)	2,211
85,560	Shopify, Inc., Class - A(a)	2,673
10,375	Snowflake, Inc., Class - A(a)	1,442
52,274	The Western Union Co.	861
4,947	Twilio, Inc., Class - A(a)	415
25,173	VeriSign, Inc.(a)	4,213
91,577	Visa, Inc., Class - A	18,030
		91,409
	Leisure Products — 0.04%
3,730	Hasbro, Inc.	305
68,378	Peloton Interactive, Inc., Class - A(a)	628
		933
	Life Sciences Tools & Services — 2.25%
54,384	Agilent Technologies, Inc.	6,459
17,554	Avantor, Inc.(a)	546
1,923	Bio-Rad Laboratories, Inc., Class - A(a)	952
2,453	Bio-Techne Corp.	850
1,443	Charles River Laboratories International, Inc.(a)	309
64,288	Eurofins Scientific SE	5,057
4,497	Illumina, Inc.(a)	829
19,299	IQVIA Holdings, Inc.(a)	4,188
14,663	Medpace Holdings, Inc.(a)	2,195
4,178	Mettler-Toledo International, Inc.(a)	4,799
24,930	PerkinElmer, Inc.	3,546
14,951	Repligen Corp.(a)	2,428
11,125	Sartorius Stedim Biotech	3,489
25,811	Thermo Fisher Scientific, Inc.	14,022
3,054	Waters Corp.(a)	1,011
		50,680
	Machinery — 0.91%
17,146	Caterpillar, Inc.	3,066
6,090	Cummins, Inc.	1,178
8,336	Deere & Co.	2,496
4,121	Dover Corp.	500
9,733	Fortive Corp.	529
22,336	IDEX Corp.	4,058
10,029	Illinois Tool Works, Inc.	1,828
11,600	Ingersoll Rand, Inc.	488
1,492	Nordson Corp.	302
24,945	Otis Worldwide Corp.	1,763
16,941	PACCAR, Inc.	1,395
3,736	Parker Hannifin Corp.	919
4,748	Pentair PLC	217
2,210	Snap-on, Inc.	435
4,663	Stanley Black & Decker, Inc.	489
5,028	Westinghouse Air Brake Technologies Corp.	413

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Machinery (continued)
5,156	Xylem, Inc.	$403
		20,479
	Media — 0.79%
423	Cable One, Inc.	545
5,315	Charter Communications, Inc., Class - A(a)	2,490
141,581	Comcast Corp., Class - A	5,556
7,016	Dish Network Corp.(a)	126
26,750	Fox Corp., Class - A	860
20,445	Fox Corp., Class - B	607
5,713	Liberty Broadband Corp., Class - A(a)	649
33,644	Liberty Broadband Corp., Class - C(a)	3,891
29,452	Liberty Global PLC, Class - A(a)	620
2,116	Liberty Media Corp. - Liberty SiriusXM, Class - A(a)	76
4,816	Liberty Media Corp. - Liberty SiriusXM, Class - C(a)	174
11,156	News Corp., Class - A	174
10,848	Omnicom Group, Inc.	690
17,275	Paramount Global, Class - B	426
95,390	Sirius XM Holdings, Inc.^	585
11,263	The Interpublic Group of Companies, Inc.	310
		17,779
	Metals & Mining — 0.23%
5,269	Alcoa Corp.	240
15,002	Cleveland-Cliffs, Inc.(a)	231
41,559	Freeport-McMoRan, Inc.	1,216
40,159	Newmont Corp.	2,397
7,694	Nucor Corp.	803
5,464	Steel Dynamics, Inc.	361
		5,248
	Mortgage Real Estate Investment Trusts — 0.06%
66,233	AGNC Investment Corp.	733
93,564	Annaly Capital Management, Inc.	553
		1,286
	Multiline Retail — 0.34%
11,339	Dollar General Corp.	2,783
11,714	Dollar Tree, Inc.(a)	1,826
21,792	Target Corp.	3,077
		7,686
	Multi-Utilities — 0.99%
16,583	Ameren Corp.	1,498
18,046	CenterPoint Energy, Inc.	534
71,161	CMS Energy Corp.	4,803
21,400	Consolidated Edison, Inc.	2,035
33,670	Dominion Energy, Inc.	2,688
9,212	DTE Energy Co.	1,168
34,766	NiSource, Inc.	1,025

Shares	Security Description	Value (000)
	Multi-Utilities (continued)
27,096	Public Service Enterprise Group, Inc.	$1,714
12,264	Sempra Energy	1,843
50,081	WEC Energy Group, Inc.	5,041
		22,349
	Oil, Gas & Consumable Fuels — 1.91%
9,923	APA Corp.	346
32,279	Cheniere Energy, Inc.	4,295
55,689	Chevron Corp.	8,063
37,403	ConocoPhillips	3,359
53,433	Coterra Energy, Inc.	1,378
18,039	Devon Energy Corp.	994
4,824	Diamondback Energy, Inc.	584
16,711	EOG Resources, Inc.	1,846
9,692	EQT Corp.	333
123,535	Exxon Mobil Corp.	10,580
7,976	Hess Corp.	845
64,812	Kinder Morgan, Inc.	1,086
20,524	Marathon Oil Corp.	461
16,164	Marathon Petroleum Corp.	1,329
26,723	Occidental Petroleum Corp.	1,573
12,755	ONEOK, Inc.	708
13,731	Phillips 66	1,126
6,596	Pioneer Natural Resources Co.	1,471
6,233	Targa Resources Corp.	372
34,774	The Williams Companies, Inc.	1,085
11,701	Valero Energy Corp.	1,244
		43,078
	Personal Products — 0.28%
4,621	L’Oreal SA	1,594
18,913	The Estee Lauder Companies, Inc.	4,817
		6,411
	Pharmaceuticals — 2.52%
76,093	Bristol-Myers Squibb Co.	5,860
4,875	Catalent, Inc.(a)	523
17,383	Elanco Animal Health, Inc.(a)	341
33,003	Eli Lilly & Co.	10,700
11,416	Horizon Therapeutics PLC(a)	910
5,907	Jazz Pharmaceuticals PLC(a)	921
81,100	Johnson & Johnson	14,397
83,414	Merck & Co., Inc.	7,605
7,189	Novo Nordisk A/S, ADR	801
181,852	Pfizer, Inc.	9,535
33,990	Royalty Pharma PLC, Class - A	1,429
96,716	Viatris, Inc.	1,013
15,618	Zoetis, Inc.	2,684
		56,719
	Professional Services — 0.59%
15,421	Booz Allen Hamilton Holding Corp.	1,393

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Professional Services (continued)
28,509	Clarivate PLC(a)	$396
74,888	CoStar Group, Inc.(a)	4,524
5,106	Equifax, Inc.	933
5,712	Jacobs Engineering Group, Inc.	726
9,133	Leidos Holdings, Inc.	920
5,018	Robert Half International, Inc.	376
5,481	TransUnion	438
20,319	Verisk Analytics, Inc., Class - A	3,517
		13,223
	Real Estate Management & Development — 0.23%
16,438	CBRE Group, Inc., Class - A(a)	1,210
4,663	Colliers International Group, Inc.	512
107,375	Tricon Residential, Inc.	1,088
72,130	Zillow Group, Inc., Class - C(a)	2,290
		5,100
	Road & Rail — 1.18%
1,224	AMERCO	585
38,761	Canadian Pacific Railway Ltd.	2,708
126,970	CSX Corp.	3,690
5,278	JB Hunt Transport Services, Inc.	831
20,750	Knight-Swift Transportation Holdings, Inc.	960
8,816	Lyft, Inc., Class - A(a)	117
6,855	Norfolk Southern Corp.	1,558
12,202	Old Dominion Freight Line, Inc.	3,127
209,675	Uber Technologies, Inc.(a)	4,290
40,799	Union Pacific Corp.	8,702
		26,568
	Semiconductors & Semiconductor Equipment — 2.53%
46,751	Advanced Micro Devices, Inc.(a)	3,575
14,967	Analog Devices, Inc.	2,187
25,268	Applied Materials, Inc.	2,299
13,549	Broadcom, Inc.	6,583
3,832	Enphase Energy, Inc.(a)	748
3,867	Entegris, Inc.	356
116,438	Intel Corp.	4,356
4,310	KLA Corp.	1,375
3,990	Lam Research Corp.	1,700
24,153	Marvell Technology, Inc.	1,051
15,911	Microchip Technology, Inc.	924
32,443	Micron Technology, Inc.	1,793
1,269	Monolithic Power Systems, Inc.	487
103,535	NVIDIA Corp.	15,696
7,507	NXP Semiconductors N.V.	1,111
12,455	ON Semiconductor Corp.(a)	627
3,073	Qorvo, Inc.(a)	290
32,228	QUALCOMM, Inc.	4,117
4,709	Skyworks Solutions, Inc.	436

Shares	Security Description	Value (000)
	Semiconductors & Semiconductor Equipment (continued)
1,600	SolarEdge Technologies, Inc.(a)	$438
29,764	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,433
4,604	Teradyne, Inc.	412
26,404	Texas Instruments, Inc.	4,057
		57,051
	Software — 9.08%
25,734	Adobe, Inc.(a)	9,420
15,958	ANSYS, Inc.(a)	3,818
23,643	Appfolio, Inc., Class - A(a)	2,143
3,422	AppLovin Corp., Class A(a)	118
5,373	Atlassian Corp. PLC, Class - A(a)	1,007
6,274	Autodesk, Inc.(a)	1,079
57,027	Avalara, Inc.(a)	4,026
28,653	Bentley Systems, Inc., Class - B	954
2,673	Bill.com Holdings, Inc.(a)	294
24,785	Blackline, Inc.(a)	1,651
21,952	Cadence Design Systems, Inc.(a)	3,294
41,465	Ceridian HCM Holding, Inc.(a)	1,952
14,254	Citrix Systems, Inc.	1,385
7,161	Cloudflare, Inc., Class - A(a)	313
44,254	Coupa Software, Inc.(a)	2,527
13,755	Crowdstrike Holdings, Inc., Class - A(a)	2,318
55,839	Dassault Systemes SE	2,055
6,436	Datadog, Inc., Class - A(a)	613
5,685	DocuSign, Inc.(a)	326
25,619	Dropbox, Inc., Class - A(a)	537
161,021	Duck Creek Technologies, Inc.(a)	2,391
5,762	Dynatrace, Inc.(a)	227
47,968	Elastic N.V.(a)	3,246
32,162	Envestnet, Inc.(a)	1,697
753	Fair Isaac Corp.(a)	302
29,854	Five9, Inc.(a)	2,721
19,565	Fortinet, Inc.(a)	1,107
6,562	Guidewire Software, Inc.(a)	466
2,140	HubSpot, Inc.(a)	643
18,884	Intuit, Inc.	7,278
25,301	Kinaxis, Inc.(a)	2,732
284,657	Microsoft Corp.	72,015
124,633	Money Forward, Inc.	3,105
62,591	New Relic, Inc.(a)	3,133
59,948	Nortonlifelock, Inc.	1,316
90,546	Oracle Corp.	6,326
47,014	Palantir Technologies, Inc., Class - A(a)	426
9,060	Palo Alto Networks, Inc.(a)	4,475
11,118	PAYCOM Software, Inc.(a)	3,115
10,749	Paylocity Holding Corp.(a)	1,875
59,128	Procore Technologies, Inc.(a)	2,684
3,180	PTC, Inc.(a)	338

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Software (continued)
2,713	RingCentral, Inc., Class - A(a)	$142
58,376	Salesforce, Inc.(a)	9,634
12,252	ServiceNow, Inc.(a)	5,826
75,786	Smartsheet, Inc., Class - A(a)	2,382
4,554	Splunk, Inc.(a)	403
52,548	SS&C Technologies Holdings, Inc.	3,051
4,383	Synopsys, Inc.(a)	1,331
47,685	The Descartes Systems Group, Inc.(a)	2,964
434,995	The Sage Group PLC	3,361
25,718	The Trade Desk, Inc., Class - A(a)	1,077
13,642	Tyler Technologies, Inc.(a)	4,536
5,495	Unity Software, Inc.(a)	202
9,207	VMware, Inc., Class - A	1,050
21,920	Workday, Inc., Class - A(a)	3,060
25,756	Xero Ltd.(a)	1,368
3,433	Zendesk, Inc.(a)	254
18,612	Zoom Video Communications, Inc., Class - A(a)	2,010
3,946	Zscaler, Inc.(a)	590
		204,689
	Specialty Retail — 1.25%
3,365	Advance Auto Parts, Inc.	582
888	AutoZone, Inc.(a)	1,908
67,660	Bath & Body Works, Inc.	1,821
6,203	Best Buy Co., Inc.	404
1,910	Burlington Stores, Inc.(a)	260
4,664	CarMax, Inc.(a)	422
2,746	Carvana Co.(a)	62
9,171	Lithia Motors, Inc., Class - A	2,520
19,163	Lowe’s Companies, Inc.	3,347
3,506	O’Reilly Automotive, Inc.(a)	2,215
10,061	Ross Stores, Inc.	707
33,376	The Home Depot, Inc.	9,155
50,469	The TJX Companies, Inc.	2,819
7,303	Tractor Supply Co.	1,416
1,553	Ulta Beauty, Inc.(a)	599
		28,237
	Technology Hardware, Storage & Peripherals — 3.50%
526,713	Apple, Inc.	73,108
8,286	DELL Technologies, Inc., Class - C	383
37,365	Hewlett Packard Enterprise Co.	495
30,122	HP, Inc.	987
79,901	NCR Corp.(a)	2,486
6,388	NetApp, Inc.	417
7,506	Seagate Technology Holdings PLC	536
8,973	Western Digital Corp.(a)	402
		78,814

Shares	Security Description	Value (000)
	Textiles, Apparel & Luxury Goods — 0.39%
6,829	Lululemon Athletica, Inc.(a)	$1,861
14,950	LVMH Moet Hennessy Louis Vuitton SE, ADR	1,827
45,989	NIKE, Inc., Class - B	4,701
9,551	V.F. Corp.	422
		8,811
	Tobacco — 0.36%
70,598	Altria Group, Inc.	2,949
52,024	Philip Morris International, Inc.	5,137
		8,086
	Trading Companies & Distributors — 0.17%
50,433	Fastenal Co.	2,518
2,072	United Rentals, Inc.(a)	503
1,808	W.W. Grainger, Inc.	822
		3,843
	Water Utilities — 0.10%
10,875	American Water Works Co., Inc.	1,617
15,997	Essential Utilities, Inc.	734
		2,351
	Wireless Telecommunication Services — 0.27%
44,447	T-Mobile US, Inc.(a)	5,980
	Total Common Stocks	1,664,318
	Contingent Right — 0.00%
	Biotechnology — 0.00%
14	Oncternal Therapeutics, Inc. CVR, 12/31/49(b)	—
	Total Contingent Right	—
	Exchange-Traded Funds — 4.91%
1,538,340	Invesco S&P 500 Low Volatility ETF	95,377
33,317	SPDR S&P 500 ETF Trust	12,569
7,517	Vanguard S&P 500 ETF	2,607
	Total Exchange-Traded Funds	110,553
	Investment Companies — 19.48%
1,231,509	Federated Hermes Treasury Obligations Fund, Institutional Shares, 1.37%^^(c)	1,232
437,511,845	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.40%(c)	437,512
	Total Investment Companies	438,744
	Total Investments (cost $1,736,862) — 98.29%	2,213,615
	Other assets in excess of liabilities — 1.71%	38,625
	Net Assets — 100.00%	$2,252,240

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2022.

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2022.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2022

(a)	Represents non-income producing security.

(b)	Security was valued using significant unobservable inputs as of June 30, 2022.

(c)	Annualized 7-day yield as of period-end.

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2022.

The Institutional U.S. Equity Portfolio	Echo Street Capital Management LLC	Jennison Associates, LLC	Mellon Investments Corporation	Parametric Portfolio Associates, LLC	Wellington Management Company, LLP	HC Capital Solutions	Total
Common Stocks	11.64%	3.17%	56.09%	—	3.00%	—	73.90%
Contingent Right	—	—	0.00%	—	—	—	0.00%
Exchange-Traded Funds	0.56%	—	0.12%	4.23%	—	—	4.91%
Investment Companies	—	—	0.07%	19.38%	0.03%	0.00%	19.48%
Other Assets (Liabilities)	0.05%	0.11%	0.40%	1.12%	0.01%	0.02%	1.71%
Total Net Assets	12.25%	3.28%	56.68%	24.73%	3.04%	0.02%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

Amounts designated as 0.00% round to less than 0.005%.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2022.

Futures Contracts Purchased*

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini S&P 500 Future	2,575	9/16/22	$487,899	$4,415
Russell 2000 Mini Index Future	216	9/16/22	18,446	(987)
			$506,345	$3,428
	Total Unrealized Appreciation			$4,415
	Total Unrealized Depreciation			(987)
	Total Net Unrealized Appreciation/(Depreciation)			$3,428

*	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks — 93.49%
	Aerospace & Defense — 0.48%
89	Aerojet Rocketdyne Holdings, Inc.(a)	$4
176	AeroVironment, Inc.(a)	14
700	Curtiss-Wright Corp.	92
9,716	Kratos Defense & Security Solutions, Inc.(a)	136
581	Maxar Technologies, Inc.	15
64	Moog, Inc., Class - A	5
4,770	Triumph Group, Inc.(a)	63
		329
	Air Freight & Logistics — 0.21%
1,731	Atlas Air Worldwide Holdings, Inc.(a)	106
586	Hub Group, Inc., Class - A(a)	42
		148
	Airlines — 0.53%
20	Alaska Air Group, Inc.(a)	1
30,681	Controladora Vuela Cia de Aviacion SAB de CV, ADR(a)	316
1,060	Hawaiian Holdings, Inc.(a)	15
1,487	Spirit Airlines, Inc.(a)	35
		367
	Auto Components — 1.72%
1,571	Adient PLC(a)	47
2,008	American Axle & Manufacturing Holdings, Inc.(a)	15
3,395	BorgWarner, Inc.	113
26,419	Dana, Inc.	372
554	Dorman Products, Inc.(a)	61
56	Gentherm, Inc.(a)	3
32	LCI Industries	4
10,286	Modine Manufacturing Co.(a)	108
91	Patrick Industries, Inc.	5
3,182	Standard Motor Products, Inc.	143
9,781	Stoneridge, Inc.(a)	168
2,188	Tenneco, Inc., Class - A(a)	38
2,005	The Goodyear Tire & Rubber Co.(a)	21
872	Visteon Corp.(a)	90
72	XPEL, Inc.(a)	3
		1,191
	Automobiles — 0.04%
895	Arcimoto, Inc.^(a)	3
522	Winnebago Industries, Inc.	25
		28
	Banks — 8.30%
92	1st Source, Inc.	4
1,715	Ameris Bancorp	69
813	Banc of California, Inc.	14
1,048	BancFirst Corp.	100
6,654	BankUnited, Inc.	237

Shares	Security Description	Value (000)
	Banks (continued)
1,471	Bankwell Financial Group, Inc.	$46
2,204	BCB Bancorp, Inc.	38
4,171	Berkshire Hills Bancorp, Inc.	103
418	Byline Bancorp, Inc.	10
5,139	Cadence Bank	121
2,951	Cathay General Bancorp.	116
1,054	Central Valley Community Bancorp	15
229	Civista Bancshares, Inc.	5
3,735	Columbia Banking System, Inc.	107
2,630	ConnectOne Bancorp, Inc.	64
777	Cullen/Frost Bankers, Inc.	90
581	Eagle Bancorp, Inc.	28
688	Enterprise Financial Services Corp.	29
1,703	FB Financial Corp.	67
952	First Bancorp	33
29,399	First Bancorp	381
2,341	First Bank	33
7,136	First Busey Corp.	163
124	First Citizens BancShares, Inc., Class - A	81
3,478	First Financial Bancorp	67
5,034	First Horizon Corp.	110
2,416	First Merchants Corp.	86
6,458	Fulton Financial Corp.	93
70	German American Bancorp, Inc.	2
144	Glacier Bancorp, Inc.	7
3,205	Hancock Whitney Corp.	142
868	Hilltop Holdings, Inc.	23
1,293	Hope Bancorp, Inc.	18
2,366	Horizon Bancorp, Inc.	41
941	Independent Bank Corp.	75
1,662	Independent Bank Group, Inc.	113
129	International Bancshares Corp.	5
1,596	Lakeland Bancorp, Inc.	23
441	Lakeland Financial Corp.	29
2,021	Live Oak Bancshares, Inc.	68
1,295	Midland States Bancorp, Inc.	31
1,880	MidWestOne Financial Group, Inc.	56
1,622	Northrim Bancorp, Inc.	65
2,194	Old Second Bancorp, Inc.	29
1,149	Orrstown Financial Services, Inc.	28
1,042	Pacific Premier Bancorp, Inc.	30
5,624	Peoples Bancorp, Inc.	150
3,233	Pinnacle Financial Partners, Inc.	234
4,394	Popular, Inc.	339
1,394	Republic Bancorp, Inc., Class - A	67
7,725	Republic First Bancorp, Inc.(a)	29
734	ServisFirst Bancshares, Inc.	58
4,386	Southside Bancshares, Inc.	164
113	SouthState Corp.	9

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Banks (continued)
1,311	Stock Yards Bancorp, Inc.	$78
510	Texas Capital Bancshares, Inc.(a)	27
21,920	The Bancorp, Inc.(a)	429
5,652	The Bank of N.T. Butterfield & Son Ltd.	176
3,235	Towne Bank	88
126	Triumph Bancorp, Inc.(a)	8
2,275	United Bankshares, Inc.	80
3,391	United Community Banks, Inc.	102
2,879	Veritex Holdings, Inc.	84
3,173	Washington Trust Bancorp, Inc.	153
2,812	WesBanco, Inc.	89
3,643	Wintrust Financial Corp.	293
		5,752
	Beverages — 0.12%
816	Celsius Holdings, Inc.(a)	54
37	MGP Ingredients, Inc.	4
543	The Duckhorn Portfolio, Inc.(a)	11
341	The Vita Coco Co., Inc.(a)	3
3,519	Zevia PBC, Class - A(a)	10
		82
	Biotechnology — 6.06%
353	2seventy bio, Inc.(a)	5
15,327	4D Molecular Therapeutics, Inc.(a)	107
3,641	Acumen Pharmaceuticals, Inc.(a)	17
1,338	Adagio Therapeutics, Inc.(a)	4
3,315	Agenus, Inc.(a)	6
868	Altimmune, Inc.(a)	10
564	AnaptysBio, Inc.(a)	11
1,323	Anavex Life Sciences Corp.(a)	13
3,852	Annexon, Inc.(a)	15
468	Apellis Pharmaceuticals, Inc.(a)	21
1,659	Arbutus BioPharma Corp.(a)	4
734	Arcus Biosciences, Inc.(a)	19
1,554	Arrowhead Pharmaceuticals, Inc.(a)	55
1,323	Atea Pharmaceuticals, Inc.(a)	9
2,816	Atreca, Inc., Class - A(a)	5
914	Avid Bioservices, Inc.(a)	14
2,733	Beyondspring, Inc.(a)	4
11,191	BioAtla, Inc.(a)	32
2,995	BioCryst Pharmaceuticals, Inc.(a)	32
842	Biohaven Pharmaceutical Holding Co. Ltd.(a)	123
1,694	BioMarin Pharmaceutical, Inc.(a)	141
2,914	Bioxcel Therapeutics, Inc.(a)	38
18,086	Bridgebio Pharma, Inc.(a)	165
585	C4 Therapeutics, Inc.(a)	4
672	Cara Therapeutics, Inc.(a)	6
323	Castle Biosciences, Inc.(a)	7

Shares	Security Description	Value (000)
	Biotechnology (continued)
166	Cerevel Therapeutics Holdings, Inc.(a)	$4
817	ChemoCentryx, Inc.(a)	20
66,858	Chimerix, Inc.(a)	139
611	Chinook Therapeutics, Inc.(a)	11
16,043	Cogent Biosciences, Inc.(a)	146
697	Crinetics Pharmaceuticals, Inc.(a)	13
467	Cytokinetics, Inc.(a)	18
1,419	Dynavax Technologies Corp.(a)	18
37,045	Enochian Biosciences, Inc.(a)	71
1,435	Esperion Therapeutics, Inc.(a)	9
1,338	Fate Therapeutics, Inc.(a)	33
5,466	Forma Therapeutics Holdings, Inc.(a)	38
760	G1 Therapeutics, Inc.(a)	4
1,612	Gritstone bio, Inc.(a)	4
4,978	Halozyme Therapeutics, Inc.(a)	220
1,898	Humanigen, Inc.(a)	3
489	Icosavax, Inc.(a)	3
496	Ideaya Biosciences, Inc.(a)	7
2,658	Immuneering Corp., Class - A(a)	14
652	Immunic, Inc.(a)	2
21,053	ImmunityBio, Inc.(a)	78
3,251	ImmunoGen, Inc.(a)	15
1,913	Incyte Corp.(a)	146
920	Insmed, Inc.(a)	18
1,055	Intellia Therapeutics, Inc.(a)	55
185	Iovance Biotherapeutics, Inc.(a)	2
7,006	Ironwood Pharmaceuticals, Inc.(a)	81
16,848	Jounce Therapeutics, Inc.(a)	51
5,243	KalVista Pharmaceuticals, Inc.(a)	52
38	Karuna Therapeutics, Inc.(a)	5
975	Kezar Life Sciences, Inc.(a)	8
442	Kiniksa Pharmaceuticals Ltd., Class - A(a)	4
388	Krystal Biotech, Inc.(a)	25
1,009	Kura Oncology, Inc.(a)	18
7,491	Kymera Therapeutics, Inc.(a)	148
12,224	Lexicon Pharmaceuticals, Inc.(a)	23
25,020	Lyell Immunopharma, Inc.(a)	164
45,403	MacroGenics, Inc.(a)	134
179	Madrigal Pharmaceuticals, Inc.(a)	13
3,734	MannKind Corp.(a)	14
1,311	Myriad Genetics, Inc.(a)	24
432	Natera, Inc.(a)	15
566	Nkarta, Inc.(a)	7
651	Novavax, Inc.(a)	33
6,995	Olema Pharmaceuticals, Inc.(a)	28
9,226	OPKO Health, Inc.(a)	23
7,585	Pardes Biosciences, Inc.(a)	23
2,087	PDL BioPharma, Inc.(a)	5
56,100	Praxis Precision Medicines, Inc.(a)	137

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Biotechnology (continued)
10,928	Precision Biosciences, Inc.(a)	$17
997	Protagonist Therapeutics, Inc.(a)	8
700	Prothena Corp. PLC(a)	19
142	PTC Therapeutics, Inc.(a)	6
322	RAPT Therapeutics, Inc.(a)	6
20,115	Recursion Pharmaceuticals, Inc., Class - A(a)	165
16,609	Sana Biotechnology, Inc.(a)	107
3,638	Shattuck Labs, Inc.(a)	15
7,589	Silverback Therapeutics, Inc.(a)	32
3,339	Societal CDMO, Inc(a)	3
1,087	SQZ Biotechnologies Co.(a)	3
26,396	Sutro Biopharma, Inc.(a)	138
2,137	Syndax Pharmaceuticals, Inc.(a)	41
4,673	Travere Therapeutics, Inc.(a)	113
1,713	Turning Point Therapeutics, Inc.(a)	129
1,299	Ultragenyx Pharmaceutical, Inc.(a)	77
789	United Therapeutics Corp.(a)	187
802	Vericel Corp.(a)	20
551	Verve Therapeutics, Inc.(a)	8
16,422	Viking Therapeutics, Inc.(a)	47
1,674	Viracta Therapeutics, Inc.(a)	6
854	Xencor, Inc.(a)	23
1,004	Xoma Corp.(a)	22
551	Zentalis Pharmaceuticals, Inc.(a)	15
		4,200
	Building Products — 2.04%
1,948	Apogee Enterprises, Inc.	76
13,025	Builders FirstSource, Inc.(a)	700
5,042	Caesarstone Ltd.	46
354	CSW Industrials, Inc.	36
815	Gibraltar Industries, Inc.(a)	32
1,230	Griffon Corp.	34
443	Insteel Industries, Inc.	15
887	Masonite International Corp.(a)	68
3,555	Trex Co., Inc.(a)	194
2,155	UFP Industries, Inc.	147
2,342	Zurn Water Solutions Corp.	64
		1,412
	Capital Markets — 2.91%
1,343	Ares Management Corp., Class - A	76
4,822	Arlington Asset Investment Corp., Class - A(a)	16
1,338	Artisan Partners Asset Management, Inc., Class - A	48
493	B. Riley Financial, Inc.	21
12,428	Bakkt Holdings, Inc.(a)	26
13,347	BGC Partners, Inc., Class - A	45
1,179	Brightsphere Investment Group, Inc.	21

Shares	Security Description	Value (000)
	Capital Markets (continued)
979	Cohen & Steers, Inc.	$62
677	Cowen, Inc., Class - A	16
1,749	Evercore, Inc.	164
3,056	Federated Hermes, Inc., Class - B	97
1,301	Focus Financial Partners, Inc., Class - A(a)	44
62	GlassBridge Enterprises, Inc.(a)	1
184	Hamilton Lane, Inc.	12
75	Houlihan Lokey, Inc.	6
3,694	LPL Financial Holdings, Inc.	682
128	Moelis & Co., Class - A	5
3,315	Raymond James Financial, Inc.	296
1,512	Stifel Financial Corp.	85
5,156	The Carlyle Group, Inc.	163
2,045	Victory Capital Holdings, Inc., Class - A	49
157	Virtus Investment Partners, Inc.	27
9,720	WisdomTree Investments, Inc.	49
		2,011
	Chemicals — 2.52%
8,475	Advanced Emissions Solutions, Inc.(a)	40
2,308	Albemarle Corp.	481
828	Avient Corp.	33
695	Balchem Corp.	90
48	Cabot Corp.	3
3,202	FMC Corp.	343
158	Huntsman Corp.	4
1,018	Innospec, Inc.	98
36,795	Kronos Bio, Inc.(a)	134
1,908	Kronos Worldwide, Inc.	35
9,191	Livent Corp.(a)	209
617	Minerals Technologies, Inc.	38
129	NewMarket Corp.	39
1,544	Orion Engineered Carbons SA	24
866	PureCycle Technologies, Inc.(a)	6
898	Sensient Technologies Corp.	72
85	Stepan Co.	9
1,217	Trinseo PLC	47
2,194	Tronox Holdings PLC, Class - A	37
		1,742
	Commercial Services & Supplies — 0.59%
1,375	ABM Industries, Inc.	60
1,728	ACCO Brands Corp.	11
79	Brady Corp., Class - A	4
1,307	Casella Waste Systems, Inc.(a)	95
656	HNI Corp.	23
6,800	Interface, Inc.	85
749	McGrath RentCorp	57
1,301	MillerKnoll, Inc.	34
33	MSA Safety, Inc.	4

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Commercial Services & Supplies (continued)
1,559	Quad/Graphics, Inc.(a)	$4
142	SP Plus Corp.(a)	4
111	Tetra Tech, Inc.	15
39	UniFirst Corp.	7
48	VSE Corp.	2
		405
	Communications Equipment — 0.35%
1,460	ADTRAN, Inc.	26
835	Calix, Inc.(a)	29
963	Casa Systems, Inc.(a)	4
673	Clearfield, Inc.(a)	42
2,372	Infinera Corp.(a)	13
724	InterDigital, Inc.	43
1,545	KVH Industries, Inc.(a)	13
475	Lumentum Holdings, Inc.(a)	38
103	NetScout Systems, Inc.(a)	3
6,830	Ribbon Communications, Inc.(a)	21
564	Viavi Solutions, Inc.(a)	7
		239
	Construction & Engineering — 2.52%
5,028	AECOM	329
1,546	Ameresco, Inc., Class - A(a)	70
1,585	Dycom Industries, Inc.(a)	147
1,160	EMCOR Group, Inc.	119
2,153	Fluor Corp.(a)	52
5,866	Granite Construction, Inc.	171
4,033	MasTec, Inc.(a)	289
117	MYR Group, Inc.(a)	10
2,758	Primoris Services Corp.	60
3,082	Quanta Services, Inc.	387
1,696	Tutor Perini Corp.(a)	15
2,938	WillScot Mobile Mini Holdings Corp.(a)	95
		1,744
	Construction Materials — 0.49%
2,193	Eagle Materials, Inc.	241
4,300	Summit Materials, Inc., Class - A(a)	100
		341
	Consumer Finance — 0.23%
2,560	Green Dot Corp., Class - A(a)	64
3,434	LendingClub Corp.(a)	40
875	Navient Corp.	12
351	Nelnet, Inc., Class - A	30
131	World Acceptance Corp.(a)	15
		161
	Containers & Packaging — 0.37%
693	AptarGroup, Inc.	72
5,432	Graphic Packaging Holding Co.	111

Shares	Security Description	Value (000)
	Containers & Packaging (continued)
3,245	Myers Industries, Inc.	$74
		257
	Diversified Consumer Services — 0.66%
3,247	Adtalem Global Education, Inc.(a)	117
2,186	Chegg, Inc.(a)	41
1,491	Franchise Group, Inc.	52
17,248	Perdoceo Education Corp.(a)	203
647	PowerSchool Holdings, Inc.(a)	8
374	Strategic Education, Inc.	26
95	Stride, Inc.(a)	4
782	Universal Technical Institute, Inc.(a)	6
		457
	Diversified Financial Services — 0.06%
2,195	Cannae Holdings, Inc.(a)	42
	Diversified Telecommunication Services — 0.73%
2,365	Anterix, Inc.(a)	97
1,103	Consolidated Communications Holdings, Inc.(a)	8
3,094	IDT Corp.(a)	78
221	Iridium Communications, Inc.(a)	8
20,415	Radius Global Infrastructure, Inc., Class - A(a)	311
		502
	Electric Utilities — 0.32%
1,876	ALLETE, Inc.	110
3,048	Genie Energy Ltd.	28
175	MGE Energy, Inc.	14
528	Otter Tail Corp.	35
185	PNM Resources, Inc.	9
509	Portland General Electric Co.	25
		221
	Electrical Equipment — 0.84%
8,245	Array Technologies, Inc.(a)	91
326	Beam Global(a)	5
1,099	Bloom Energy Corp., Class - A(a)	18
2,360	EnerSys	140
1,208	FTC Solar, Inc.(a)	4
5,592	FuelCell Energy, Inc.(a)	21
1,604	Plug Power, Inc.(a)	27
522	Regal Rexnord Corp.	59
6,744	Shoals Technologies Group, Inc., Class - A(a)	111
1,724	Stem, Inc.(a)	12
3,233	Sunrun, Inc.(a)	76
340	TPI Composites, Inc.(a)	4
294	Vicor Corp.(a)	16
		584
	Electronic Equipment, Instruments & Components — 2.15%
517	Airgain, Inc.(a)	4
1,155	Arlo Technologies, Inc.(a)	7

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Electronic Equipment, Instruments & Components (continued)
521	Badger Meter, Inc.	$42
544	Belden, Inc.	29
34	Dolby Laboratories, Inc., Class - A	2
92	ePlus, Inc.(a)	5
2,761	Fabrinet(a)	225
18,320	Flex Ltd.(a)	266
1,590	II-VI, Inc.(a)	81
1,005	Insight Enterprises, Inc.(a)	87
548	IPG Photonics Corp.(a)	52
5,296	Iteris, Inc.(a)	15
7,371	Jabil, Inc.	378
414	Kimball Electronics, Inc.(a)	8
2,844	Knowles Corp.(a)	49
368	Littelfuse, Inc.	93
1,326	Methode Electronics, Inc.	49
2,486	MicroVision, Inc.^(a)	10
111	Novanta, Inc.(a)	13
382	Par Technology Corp.(a)	14
110	PC Connection, Inc.	5
51	Plexus Corp.(a)	4
120	Rogers Corp.(a)	31
86	Sanmina Corp.(a)	4
34	TD SYNNEX Corp.	3
801	TTM Technologies, Inc.(a)	10
290	Vishay Intertechnology, Inc.	5
		1,491
	Energy Equipment & Services — 0.97%
1,012	Archrock, Inc.	8
460	Cactus, Inc., Class - A	19
4,798	Championx Corp.	95
12,375	Expro Group Holdings NV(a)	143
655	Helmerich & Payne, Inc.	28
4,448	Liberty Oilfield Services, Inc., Class - A(a)	57
39	Nabors Industries Ltd.(a)	5
2,855	Nextier Oilfield Solutions, Inc.(a)	27
1,775	Oceaneering International, Inc.(a)	19
9,817	Patterson-UTI Energy, Inc.	155
2,735	Solaris Oilfield Infrastructure, Inc., Class - A	30
4,093	Tidewater, Inc.(a)	86
		672
	Entertainment — 0.38%
682	Cinemark Holdings, Inc.(a)	10
6,620	CuriosityStream, Inc.(a)	11
230	IMAX Corp.(a)	4
1,640	Liberty Media Corp. - Liberty Braves, Class - A(a)	41

Shares	Security Description	Value (000)
	Entertainment (continued)
2,497	Liberty Media Corp. - Liberty Braves, Class - C(a)	$60
18,030	Redbox Entertainment, Inc.(a)	134
		260
	Equity Real Estate Investment Trusts — 6.47%
2,803	Agree Realty Corp.	202
9,306	Alexander & Baldwin, Inc.	167
516	Alpine Income Property Trust, Inc.	9
674	Ashford Hospitality Trust, Inc.(a)	4
2,381	Broadstone Net Lease, Inc.	49
2,068	Centerspace	169
4,816	Chatham Lodging Trust(a)	50
8,931	Clipper Realty, Inc.	69
4,343	Community Healthcare Trust, Inc.	157
1,360	CoreCivic, Inc.(a)	15
9,566	Corporate Office Properties Trust	252
9,262	DiamondRock Hospitality Co.(a)	76
11,256	DigitalBridge Group, Inc.(a)	55
9,462	Easterly Government Properties, Inc.	180
1,133	EastGroup Properties, Inc.	175
264	Essential Properties Realty Trust, Inc.	6
681	Farmland Partners, Inc.	9
2,615	Four Corners Property Trust, Inc.	70
6,119	Getty Realty Corp.	162
2,520	Gladstone Commercial Corp.	47
6,912	Global Medical REIT, Inc.	78
12,130	Global Net Lease, Inc.	172
964	Healthcare Realty Trust, Inc.	26
6,232	Hersha Hospitality Trust(a)	61
2,757	Independence Realty Trust, Inc.	57
711	Innovative Industrial Properties, Inc.	78
566	iStar, Inc.	8
3,897	Kite Realty Group Trust	67
713	LTC Properties, Inc.	27
1,990	LXP Industrial Trust	21
763	National Health Investors, Inc.	46
1,574	National Storage Affiliates	79
8,190	NETSTREIT Corp.	155
7,865	Office Properties Income Trust	157
12,717	Orion Office REIT, Inc.	139
290	Pebblebrook Hotel Trust	5
234	Phillips Edison & Co., Inc.	8
1,185	PotlatchDeltic Corp.	52
34	PS Business Parks, Inc.	6
788	Retail Opportunity Investments Corp.	12
6,433	RLJ Lodging Trust	71
1,766	Ryman Hospitality Properties, Inc.(a)	134
6,550	Sabra Health Care REIT, Inc.	92
2,602	Saul Centers, Inc.	123

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Equity Real Estate Investment Trusts (continued)
10,954	SITE Centers Corp.	$148
3,436	STAG Industrial, Inc.	106
7,641	Summit Hotel Properties, Inc.(a)	56
960	Tanger Factory Outlet Centers, Inc.	14
1,472	The GEO Group, Inc.(a)	10
7,560	The Macerich Co.	66
18,290	The Necessity Retail REIT, Inc.	133
1,806	Uniti Group, Inc.	17
2,876	Universal Health Realty Income Trust	153
3,762	Urban Edge Properties	57
1,486	Ventas, Inc.	76
3,365	Veris Residential, Inc.(a)	45
676	Xenia Hotels & Resorts, Inc.(a)	10
		4,488
	Food & Staples Retailing — 0.81%
2,670	BJ’s Wholesale Club Holdings, Inc., Class - C(a)	167
205	Casey’s General Stores, Inc.	38
230	Ingles Markets, Inc., Class - A	20
1,659	MedAvail Holdings, Inc.(a)	3
828	Performance Food Group Co.(a)	38
202	PriceSmart, Inc.	14
1,071	SpartanNash Co.	32
1,208	The Andersons, Inc.	40
3,462	United Natural Foods, Inc.(a)	136
834	Village Super Market, Inc., Class - A	19
714	Weis Markets, Inc.	53
		560
	Food Products — 1.51%
1,351	AppHarvest, Inc.^(a)	5
7,217	B&G Foods, Inc.^	171
1,312	Calavo Growers, Inc., Class - I	55
1,587	Darling Ingredients, Inc.(a)	95
5,555	Fresh Del Monte Produce, Inc.	163
409	Freshpet, Inc.(a)	21
682	J&J Snack Foods Corp.	95
2,078	John B. Sanfilippo & Son, Inc.	151
1,757	Landec Corp.(a)	18
321	Limoneira Co.	5
9,470	Mission Produce, Inc.(a)	135
18	Sanderson Farms, Inc.	4
1,116	The Simply Good Foods Co.(a)	42
1,534	Tootsie Roll Industries, Inc.	54
786	TreeHouse Foods, Inc.(a)	33
		1,047
	Gas Utilities — 0.93%
1,534	Chesapeake Utilities Corp.	199
812	New Jersey Resources Corp.	36

Shares	Security Description	Value (000)
	Gas Utilities (continued)
3,443	Northwest Natural Holding Co.	$183
1,558	South Jersey Industries, Inc.	53
1,235	Spire, Inc.	92
2,134	UGI Corp.	82
		645
	Health Care Equipment & Supplies — 3.88%
287	Abiomed, Inc.(a)	71
568	AngioDynamics, Inc.(a)	11
2,962	Apyx Medical Corp.(a)	17
575	Artivion, Inc.(a)	11
155	AtriCure, Inc.(a)	6
728	Avanos Medical, Inc.(a)	20
694	Axonics, Inc.(a)	39
325	BioLife Solutions, Inc.(a)	4
2,544	Cerus Corp.(a)	13
42	CONMED Corp.	4
799	CVRx, Inc.(a)	5
2,010	Eargo, Inc.(a)	2
698	Glaukos Corp.(a)	32
140	Globus Medical, Inc.(a)	8
434	Haemonetics Corp.(a)	28
2,795	Hologic, Inc.(a)	195
2,199	Insulet Corp.(a)	480
479	Integer Holdings Corp.(a)	34
933	iRhythm Technologies, Inc.(a)	101
546	Lantheus Holdings, Inc.(a)	36
211	LeMaitre Vascular, Inc.	10
158	LENSAR, Inc.(a)	1
526	LivaNova PLC(a)	33
194	Meridian Bioscience, Inc.(a)	6
4,151	Merit Medical Systems, Inc.(a)	226
106	Natus Medical, Inc.(a)	3
4,046	Neogen Corp.(a)	97
718	Nevro Corp.(a)	31
489	NuVasive, Inc.(a)	24
49,211	OraSure Technologies, Inc.(a)	133
209	OrthoPediatrics Corp.(a)	9
29,848	Owlet, Inc.(a)	51
267	Paragon 28, Inc.^(a)	4
271	QuidelOrtho Corp.(a)	26
6,621	SeaSpine Holdings Corp.(a)	37
138	Shockwave Medical, Inc.(a)	26
492	SI-BONE, Inc.(a)	6
464	Sight Sciences, Inc., Class - I(a)	4
1,272	STAAR Surgical Co.(a)	90
18,085	Tactile Systems Technology, Inc.(a)	132
2,286	Tandem Diabetes Care, Inc.(a)	135
1,363	The Cooper Companies, Inc.	428
391	TransMedics Group, Inc.(a)	12

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Health Care Equipment & Supplies (continued)
8,408	Vapotherm, Inc.(a)	$21
1,150	Varex Imaging Corp.(a)	25
		2,687
	Health Care Providers & Services — 2.11%
3,094	Acadia Healthcare Co., Inc.(a)	209
103	Addus HomeCare Corp.(a)	9
1,217	Alignment Healthcare, Inc.(a)	14
590	AMN Healthcare Services, Inc.(a)	65
1,325	Aveanna Healthcare Holdings, Inc.(a)	3
7,905	Cano Health, Inc.(a)	35
13	Chemed Corp.	6
1,165	Community Health Systems, Inc.(a)	4
153	CorVel Corp.(a)	23
1,566	Covetrus, Inc.(a)	32
47	Encompass Health Corp.	3
776	LHC Group, Inc.(a)	121
277	Modivcare, Inc.(a)	23
816	Molina Heathcare, Inc.(a)	227
2,256	National Healthcare Corp.	158
2,404	Option Care Health, Inc.(a)	67
1,478	Owens & Minor, Inc.	46
3,683	Patterson Companies, Inc.	112
446	Pediatrix Medical Group, Inc.(a)	9
1,149	R1 RCM, Inc.(a)	24
2,950	RadNet, Inc.(a)	51
1,380	Select Medical Holdings Corp.	33
3,910	Sharps Compliance Corp.(a)	11
435	Surgery Partners, Inc.(a)	13
2,414	Tenet Healthcare Corp.(a)	127
222	The Ensign Group, Inc.	16
193	US Physical Therapy, Inc.	21
		1,462
	Health Care Technology — 0.62%
358	Allscripts Healthcare Solutions, Inc.(a)	5
745	Convey Health Solutions Holdings, Inc.(a)	8
1,328	Evolent Health, Inc., Class - A(a)	41
4,446	iCAD, Inc.(a)	18
883	Inspire Medical System, Inc.(a)	161
2,060	NextGen Healthcare, Inc.(a)	36
1,347	Omnicell, Inc.(a)	153
155	OptimizeRx Corp.(a)	4
		426
	Hotels, Restaurants & Leisure — 2.02%
162	BJ’s Restaurants, Inc.(a)	4
805	Bloomin’ Brands, Inc.	13
5,300	Boyd Gaming Corp.	265
4,346	Caesars Entertainment, Inc.(a)	166

Shares	Security Description	Value (000)
	Hotels, Restaurants & Leisure (continued)
398	Chuy’s Holdings, Inc.(a)	$8
1,221	Dave & Buster’s Entertainment, Inc.(a)	40
1,018	Dine Brands Global, Inc.	66
7,017	Fiesta Restaurant Group, Inc.(a)	50
2,169	First Watch Restaurant Group, Inc.(a)	31
428	Golden Entertainment, Inc.(a)	17
1,218	Hilton Grand Vacations, Inc.(a)	44
181	Jack in the Box, Inc.	10
5,491	Lindblad Expeditions Holdings, Inc.(a)	44
731	Papa John’s International, Inc.	61
3,679	Planet Fitness, Inc., Class - A(a)	250
3,075	PlayAGS, Inc.(a)	16
3,161	Red Rock Resorts, Inc., Class - A	105
999	Scientific Games Corp., Class - A(a)	47
581	Texas Roadhouse, Inc.	43
145	Vail Resorts, Inc.	32
1,153	Wingstop, Inc.	86
		1,398
	Household Durables — 0.93%
57,930	Aterian, Inc.(a)	124
972	Gopro, Inc., Class - A(a)	5
4,688	Green Brick Partners, Inc.(a)	92
891	Hamilton Beach Brands Holding Co., Class - A	11
370	Installed Building Products, Inc.	31
748	LGI Homes, Inc.(a)	65
485	M/I Homes, Inc.(a)	19
1,850	MDC Holdings, Inc.	60
1,111	Meritage Homes Corp.(a)	81
147	Skyline Champion Corp.(a)	7
584	The Lovesac Co.(a)	16
428	TopBuild Corp.(a)	72
6,945	Tupperware Brands Corp.(a)	44
554	VOXX International Corp.(a)	5
887	Vuzix Corp.^(a)	6
497	Weber, Inc., Class - A	4
		642
	Household Products — 0.12%
240	Central Garden & Pet Co.(a)	10
990	Central Garden & Pet Co., Class - A(a)	40
1,019	Oil-Dri Corp.	31
		81
	Independent Power and Renewable Electricity Producers — 0.52%
20,906	Altus Power, Inc.(a)	131
1,499	Clearway Energy, Inc., Class - C	52
10,502	Montauk Renewables, Inc.(a)	106
373	Ormat Technologies, Inc.	29

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Independent Power and Renewable Electricity Producers (continued)
2,146	Sunnova Energy International, Inc.(a)	$40
		358
	Insurance — 2.35%
689	Ambac Financial Group, Inc.(a)	8
2,133	American Equity Investment Life Holding Co.	78
1,616	Argo Group International Holdings Ltd.	60
192	BRP Group, Inc., Class - A(a)	5
3,379	CNO Financial Group, Inc.	61
302	Donegal Group, Inc., Class - A	5
371	eHealth, Inc.(a)	3
875	Everest Re Group Ltd.	245
1,150	Goosehead Insurance, Inc.	53
86	HCI Group, Inc.	6
92	Horace Mann Educators Corp.	4
287	James River Group Holdings Ltd.	7
655	Kinsale Capital Group, Inc.	150
280	MBIA, Inc.(a)	3
146	Palomar Holdings, Inc.(a)	9
2,483	ProAssurance Corp.	59
66	RLI Corp.	8
1,404	Selective Insurance Group, Inc.	122
974	Trean Insurance Group, Inc.(a)	6
3,225	Trupanion, Inc.(a)	194
409	Universal Insurance Holdings, Inc.	5
7,873	W.R. Berkley Corp.	538
		1,629
	Interactive Media & Services — 0.07%
8,509	DHI Group, Inc.(a)	42
139	Yelp, Inc.(a)	4
53	Ziff Davis, Inc.(a)	4
		50
	Internet & Direct Marketing Retail — 0.29%
64,170	Boxed, Inc.(a)	119
1,172	Chewy, Inc., Class - A(a)	41
331	Etsy, Inc.(a)	24
607	Lands’ End, Inc.(a)	6
373	Xometry, Inc., Class A(a)	13
		203
	IT Services — 2.08%
882	Cantaloupe, Inc.(a)	5
34	Concentrix Corp.	5
35,121	Conduent, Inc.(a)	152
1,652	CSG Systems International, Inc.	99
111	DigitalOcean Holdings, Inc.(a)	5
2,141	EVERTEC, Inc.	79
717	Evo Payments, Inc., Class - A(a)	17

Shares	Security Description	Value (000)
	IT Services (continued)
514	Exlservice Holdings, Inc.(a)	$76
3,629	Genpact Ltd.	154
688	Grid Dynamics Holdings, Inc.(a)	12
328	I3 Verticals, Inc., Class - A(a)	8
254	Jack Henry & Associates, Inc.	46
979	MAXIMUS, Inc.	61
1,838	MoneyGram International, Inc.(a)	18
263	MongoDB, Inc.(a)	68
601	Okta, Inc.(a)	54
10,990	Paymentus Holdings, Inc., Class - A(a)	147
2,840	Payoneer Global, Inc.(a)	11
88	Perficient, Inc.(a)	8
496	Remitly Global, Inc.(a)	4
12,526	Repay Holdings Corp.(a)	160
1,367	StarTek, Inc.(a)	4
135	The Hackett Group, Inc.	3
81	TTEC Holdings, Inc.	5
13,073	Unisys Corp.(a)	157
2,286	Verra Mobility Corp.(a)	36
317	WEX, Inc.(a)	49
		1,443
	Leisure Products — 0.81%
324	American Outdoor Brands, Inc.(a)	3
925	Callaway Golf Co.(a)	19
77	Johnson Outdoors, Inc., Class - A	5
356	Mastercraft Boat Holdings, Inc.(a)	7
19,915	Mattel, Inc.(a)	446
1,378	Nautilus, Inc.(a)	2
1,298	Smith & Wesson Brands, Inc.	17
1,461	Yeti Holdings, Inc.(a)	63
		562
	Life Sciences Tools & Services — 0.60%
979	Absci Corp.(a)	3
908	Berkeley Lights, Inc.(a)	5
102	Bruker Corp.	6
991	Codex DNA, Inc.(a)	2
1,476	Cytek Biosciences, Inc.(a)	16
1,767	Harvard Bioscience, Inc.(a)	6
599	Medpace Holdings, Inc.(a)	90
10,719	NeoGenomics, Inc.(a)	87
493	Repligen Corp.(a)	80
45,122	Science 37 Holdings, Inc.(a)	90
7,468	Singular Genomics Systems, Inc.(a)	29
		414
	Machinery — 1.95%
68	Albany International Corp.	5
1,637	Astec Industries, Inc.	67
1,248	Chart Industries, Inc.(a)	208

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Machinery (continued)
855	CIRCOR International, Inc.(a)	$14
168	Columbus McKinnon Corp.	5
3,382	Evoqua Water Technologies Co.(a)	110
1,773	Federal Signal Corp.	63
141	Franklin Electric Co., Inc.	10
434	Helios Technologies, Inc.	29
1,773	Hyliion Holdings Corp.(a)	6
1,220	Hyster-Yale Materials Handling, Inc.	39
332	IDEX Corp.	60
1,076	ITT, Inc.	72
819	John Bean Technologies Corp.	90
217	Kadant, Inc.	40
198	Kennametal, Inc.	5
939	Kornit Digital Ltd.(a)	30
771	Lincoln Electric Holdings, Inc.	95
118	Mueller Industries, Inc.	6
47	Oshkosh Corp.	4
420	Proto Labs, Inc.(a)	20
21	RBC Bearings, Inc.(a)	4
1,356	SPX Corp.(a)	72
2,067	Terex Corp.	57
3,411	The Gorman-Rupp Co.	97
2,085	The Greenbrier Companies, Inc.	75
2,838	Welbilt, Inc.(a)	68
		1,351
	Marine — 0.42%
3,393	Kirby Corp.(a)	206
1,166	Matson, Inc.	85
		291
	Media — 0.95%
13,170	AdTheorent Holding Co., Inc.(a)	41
21,777	Advantage Solutions, Inc.(a)	83
2,263	AMC Networks, Inc., Class - A(a)	66
2,111	Cardlytics, Inc.(a)	47
6,437	comScore, Inc.(a)	13
1,110	Emerald Holding, Inc.(a)	5
2,513	Entravision Communications Corp., Class - A	11
5,444	Gray Television, Inc.	92
4,195	Hemisphere Media Group, Inc.(a)	32
28,935	Innovid Corp.(a)	48
31,882	Loyalty Ventures, Inc.(a)	113
3,824	Magnite, Inc.(a)	34
535	Scholastic Corp.	19
188	Sinclair Broadcast Group, Inc., Class - A	4
55	TechTarget, Inc.(a)	4
2,249	TEGNA, Inc.	47
		659

Shares	Security Description	Value (000)
	Metals & Mining — 1.67%
1,382	Alcoa Corp.	$63
22,749	Allegheny Technologies, Inc.(a)	516
1,962	Carpenter Technology Corp.	55
3,871	Coeur Mining, Inc.(a)	12
759	Haynes International, Inc.	25
9,750	Hecla Mining Co.	38
191	Materion Corp.	14
8,475	Pan American Silver Corp.	167
2,916	Ryerson Holding Corp.	62
5,772	Timkensteel Corp.(a)	108
365	United States Steel Corp.	7
137	Warrior Met Coal, Inc.	4
1,868	Worthington Industries, Inc.	82
		1,153
	Mortgage Real Estate Investment Trusts — 0.56%
3,370	AG Mortgage Investment Trust, Inc.	23
7,810	BrightSpire Capital, Inc.	59
9,231	Dynex Capital, Inc.	147
975	Franklin BSP Realty Trust, Inc.	13
1,873	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	71
1,597	MFA Financial, Inc.	17
13,958	Orchid Island Capital, Inc.^	40
2,348	Redwood Trust, Inc.	18
		388
	Multiline Retail — 0.23%
8,527	Macy’s, Inc.	156
	Multi-Utilities — 0.46%
726	Black Hills Corp.	53
820	NorthWestern Corp.	48
2,722	Unitil Corp.	160
7,727	Via Renewables, Inc.	59
		320
	Oil, Gas & Consumable Fuels — 3.90%
3,497	Antero Resources Corp.(a)	107
1,094	Arch Resources, Inc.	157
9,716	Berry Corp.	74
2,500	Centennial Resource Development, Inc., Class - A(a)	15
757	Chesapeake Energy Corp.	61
2,408	Clean Energy Fuels Corp.(a)	11
8,222	CNX Resources Corp.(a)	135
9,016	Comstock Resources, Inc.(a)	109
2,431	CONSOL Energy, Inc.(a)	120
3,905	Delek US Holdings, Inc.(a)	101
7,630	Devon Energy Corp.	421
1,588	Earthstone Energy, Inc., Class - A(a)	22
2,568	Evolution Petroleum Corp.	14

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Oil, Gas & Consumable Fuels (continued)
2,312	Golar LNG Ltd.(a)	$53
4,130	Kinetik Holdings, Inc.	141
20,751	Kosmos Energy Ltd.(a)	128
416	Matador Resources Co.	19
150	Murphy Oil Corp.	5
21,248	Navigator Holdings Ltd.(a)	241
2,578	Nordic American Tankers Ltd.^	5
3,747	Ovintiv, Inc.	166
327	PDC Energy, Inc.	20
1,094	Peabody Energy Corp.(a)	23
2,186	Range Resources Corp.(a)	54
2,901	Ranger Oil Corp.(a)	95
52	REX American Resources Corp.(a)	4
588	Scorpio Tankers, Inc.	20
15,562	SFL Corp. Ltd.	148
549	Sitio Royalties Corp.	13
419	SM Energy Co.	14
30,524	Southwestern Energy Co.(a)	191
403	Talos Energy, Inc.(a)	6
3,667	Tellurian, Inc.(a)	11
		2,704
	Personal Products — 0.44%
494	e.l.f. Beauty, Inc.(a)	15
853	Inter Parfums, Inc.	62
235	Medifast, Inc.	42
3,174	Nature’s Sunshine Products, Inc.(a)	34
3,017	Revlon, Inc., Class - A^(a)	16
1,318	The Beauty Health Co.(a)	17
1,555	USANA Health Sciences, Inc.(a)	113
418	Veru, Inc.^(a)	5
		304
	Pharmaceuticals — 2.16%
337	Aclaris Therapeutics, Inc.(a)	5
6,939	Adicet Bio, Inc.(a)	101
2,129	Amneal Pharmaceuticals, Inc.(a)	7
5,164	Amphastar Pharmaceuticals, Inc.(a)	179
1,153	Amryt Pharma PLC, ADR(a)	8
7,009	Amylyx Pharmaceuticals, Inc.(a)	134
166	ANI Pharmaceuticals, Inc.(a)	5
713	Arvinas, Inc.(a)	30
12,181	Athira Pharma, Inc.(a)	37
579	Cassava Science, Inc.^(a)	16
81	Catalent, Inc.(a)	9
376	Corcept Therapeutics, Inc.(a)	9
586	Edgewise Therapeutics, Inc.(a)	5
19,751	Fulcrum Therapeutics, Inc.(a)	97
2,328	Harmony Biosciences Holdings, Inc.(a)	114

Shares	Security Description	Value (000)
	Pharmaceuticals (continued)
1,228	Harrow Health, Inc.(a)	$9
653	Horizon Therapeutics PLC(a)	52
1,079	Innoviva, Inc.(a)	16
711	Intra-Cellular Therapies, Inc.(a)	41
850	KemPharm, Inc.^(a)	4
477	NGM Biopharmaceuticals, Inc.(a)	6
1,160	Ocular Therapeutix, Inc.(a)	5
1,308	Omeros Corp.(a)	4
878	Oramed Pharmaceuticals, Inc.^(a)	4
5,685	Pacira BioSciences, Inc.(a)	330
15,971	Paratek Pharmaceuticals, Inc.(a)	31
678	Phathom Pharmaceuticals, Inc.(a)	6
1,203	Phibro Animal Health Corp., Class - A	23
3,964	Pliant Therapeutics, Inc.(a)	32
1,583	Prestige Consumer Healthcare, Inc.(a)	93
920	Provention Bio, Inc.(a)	4
3,235	Satsuma Pharmaceuticals, Inc.(a)	13
2,190	Supernus Pharmaceuticals, Inc.(a)	63
224	Vaxcyte, Inc.(a)	5
		1,497
	Professional Services — 2.12%
917	ASGN, Inc.(a)	83
62	Booz Allen Hamilton Holding Corp.	6
20	CACI International, Inc., Class - A(a)	6
1,815	CBIZ, Inc.(a)	73
217	Huron Consulting Group, Inc.(a)	14
173	ICF International, Inc.	16
35	Insperity, Inc.	3
15,350	KBR, Inc.	742
594	Kelly Services, Inc., Class - A	12
982	Kforce, Inc.	60
1,998	Korn Ferry	116
103	ManTech International Corp., Class - A	10
9,154	Mistras Group, Inc.(a)	54
1,018	Science Applications International Corp.	95
7,048	Upwork, Inc.(a)	146
1,031	Willdan Group, Inc.(a)	28
		1,464
	Real Estate Management & Development — 0.29%
1,451	BBX Capital, Inc.(a)	10
1,232	eXp World Holdings, Inc.	15
299	Forestar Group, Inc.(a)	4
821	Marcus & Millichap, Inc.	30
3,583	Newmark Group, Inc., Class - A	35
279	RE/MAX Holdings, Inc.	7
3,465	The RMR Group, Inc., Class - A	98
		199

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Road & Rail — 0.69%
119	Avis Budget Group, Inc.(a)	$18
6,392	Knight-Swift Transportation Holdings, Inc.	296
412	P.A.M. Transportation Services, Inc.(a)	11
752	Saia, Inc.(a)	141
3,453	Yellow Corp.(a)	10
		476
	Semiconductors & Semiconductor Equipment — 4.78%
809	Advanced Energy Industries, Inc.	59
485	Alpha & Omega Semiconductor Ltd.(a)	16
658	Ambarella, Inc.(a)	43
3,622	Amkor Technology, Inc.	61
3,010	AXT, Inc.(a)	18
75	Azenta, Inc.	5
353	CEVA, Inc.(a)	12
55	Cirrus Logic, Inc.(a)	4
140	CMC Materials, Inc.	24
169	Diodes, Inc.(a)	11
613	Enphase Energy, Inc.(a)	120
126	Entegris, Inc.	12
3,557	FormFactor, Inc.(a)	138
188	Impinj, Inc.(a)	11
3,757	Lattice Semiconductor Corp.(a)	182
12,580	MACOM Technology Solutions Holdings, Inc.(a)	581
3,366	MaxLinear, Inc., Class - A(a)	114
624	MKS Instruments, Inc.	64
506	Monolithic Power Systems, Inc.	194
2,203	Power Integrations, Inc.	165
2,745	Qorvo, Inc.(a)	259
5,703	Semtech Corp.(a)	314
1,346	Silicon Laboratories, Inc.(a)	189
604	SiTime Corp.(a)	98
683	SkyWater Technology, Inc.(a)	4
648	SMART Global Holdings, Inc.(a)	11
799	Synaptics, Inc.(a)	94
212	Ultra Clean Holdings, Inc.(a)	6
1,179	Universal Display Corp.	119
661	Veeco Instruments, Inc.(a)	13
5,774	Wolfspeed, Inc.(a)	367
		3,308
	Software — 4.51%
909	A10 Networks, Inc.	13
880	Alarm.com Holding, Inc.(a)	54
1,591	Alkami Technology, Inc.(a)	22
829	Altair Engineering, Inc., Class - A(a)	44
343	Alteryx, Inc., Class - A(a)	17
289	Appfolio, Inc., Class - A(a)	26
351	Appian Corp.(a)	17

Shares	Security Description	Value (000)
	Software (continued)
3,150	Asure Software, Inc.(a)	$18
49	Avalara, Inc.(a)	3
57,397	Avaya Holdings Corp.(a)	129
23,967	AvidXchange Holdings, Inc.(a)	147
53,388	Benson Hill, Inc.(a)	146
1,284	Blackbaud, Inc.(a)	75
101	Blackline, Inc.(a)	7
1,162	Box, Inc., Class - A(a)	29
32,378	Cleanspark, Inc.(a)	127
979	Cognyte Software, Ltd.(a)	4
674	CommVault Systems, Inc.(a)	42
77	Consensus Cloud Solutions, Inc.(a)	3
1,426	CoreCard Corp.(a)	35
356	Couchbase, Inc.(a)	6
313	Digimarc Corp.(a)	4
740	Digital Turbine, Inc.(a)	13
500	Domo, Inc., Class - B(a)	14
3,008	E2open Parent Holdings, Inc.(a)	23
1,935	Ebix, Inc.	33
581	eGain Corp.(a)	6
2,856	Enfusion, Inc., Class - A(a)	29
83	Fair Isaac Corp.(a)	33
631	Five9, Inc.(a)	58
18,406	Greenidge Generation Holdings, Inc.(a)	47
846	Guidewire Software, Inc.(a)	60
186	HubSpot, Inc.(a)	56
22,456	IronNet, Inc.(a)	50
16,977	Kaleyra, Inc.(a)	35
6,215	Model N, Inc.(a)	158
16,199	N-able, Inc.(a)	146
67,471	NextNav, Inc.(a)	153
192	Ping Identity Holding Corp.(a)	3
717	Progress Software Corp.	32
604	PROS Holdings, Inc.(a)	16
868	PTC, Inc.(a)	92
4,601	Qualtrics International, Inc., Class - A(a)	58
680	Qualys, Inc.(a)	86
1,182	Rapid7, Inc.(a)	79
1,020	Sailpoint Technologies Holdings, Inc.(a)	64
670	Sapiens International Corp. N.V.	16
831	SPS Commerce, Inc.(a)	94
2,158	SS&C Technologies Holdings, Inc.	125
1,659	Stronghold Digital Mining, Inc., Class - A(a)	3
829	Tenable Holdings, Inc.(a)	38
26,633	UserTesting, Inc.(a)	134
606	Varonis Systems, Inc.(a)	18
979	Verint Systems, Inc.(a)	41
15,346	Veritone, Inc.(a)	100
5,863	Viant Technology, Inc., Class - A(a)	30

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Software (continued)
340	Vonage Holdings Corp.(a)	$6
18,867	Weave Communications, Inc.(a)	57
2,085	Workiva, Inc.(a)	138
72	Zscaler, Inc.(a)	11
		3,123
	Specialty Retail — 1.84%
713	Advance Auto Parts, Inc.	124
1,447	American Eagle Outfitters, Inc.	16
1,764	Arko Corp.	14
520	Asbury Automotive Group, Inc.(a)	88
1,430	Barnes & Noble Education, Inc.(a)	4
7,181	Camping World Holdings, Inc., Class - A^	156
64,449	Express, Inc.(a)	127
1,956	Floor & Decor Holdings, Inc., Class - A(a)	123
1,806	Genesco, Inc.(a)	90
72	Group 1 Automotive, Inc.	12
1,362	Guess?, Inc.	23
334	Lithia Motors, Inc., Class - A	92
289	Monro, Inc.	12
324	Murphy USA, Inc.	75
149	National Vision Holdings, Inc.(a)	4
53	Penske Automotive Group, Inc.	6
231	Restoration Hardware Co.(a)	49
2,077	Sally Beauty Holdings, Inc.(a)	25
708	Shoe Carnival, Inc.	15
158	Signet Jewelers Ltd.	8
7,426	Sportsman’s Warehouse Holdings, Inc.(a)	71
468	The Aaron’s Co., Inc.	7
297	The Buckle, Inc.	8
3,215	The Cato Corp., Class - A	37
1,585	The ODP Corp.(a)	48
10,683	Tile Shop Holdings, Inc.	33
560	Tilly’s, Inc., Class - A	4
		1,271
	Technology Hardware, Storage & Peripherals — 0.09%
6,396	Integral Ad Science Holding Corp.(a)	64
	Textiles, Apparel & Luxury Goods — 0.43%
47	Columbia Sportswear Co.	3
1,065	Crocs, Inc.(a)	52
3,666	Fossil Group, Inc.(a)	19
792	G-III Apparel Group Ltd.(a)	16
2,897	Kontoor Brands, Inc.	97
412	Steven Madden Ltd.	13
4,730	Wolverine World Wide, Inc.	95
		295
	Thrifts & Mortgage Finance — 1.63%
1,712	Axos Financial, Inc.(a)	61

Shares	Security Description	Value (000)
	Thrifts & Mortgage Finance (continued)
17,894	Capitol Federal Financial, Inc.	$164
3,488	Columbia Financial, Inc.(a)	76
47	Federal Agricultural Mortgage Corp., Class - C	5
17,081	Finance of America Cos., Inc., Class - A(a)	27
667	Flagstar Bancorp, Inc.	24
79	HomeStreet, Inc.	3
155	Meta Financial Group, Inc.	6
228	MGIC Investment Corp.	3
1,030	Mr Cooper Group, Inc.(a)	38
13,708	Northwest Bancshares, Inc.	175
8,522	OceanFirst Financial Corp.	163
871	PennyMac Financial Services, Inc.	38
6,085	Premier Financial Corp.	154
3,124	Provident Financial Services, Inc.	70
3,405	Sterling Bancorp, Inc.(a)	19
928	Walker & Dunlop, Inc.	89
623	Western New England Bancorp, Inc.	5
247	WSFS Financial Corp.	10
		1,130
	Tobacco — 0.31%
220	Turning Point Brands, Inc.	6
2,846	Universal Corp.	172
3,202	Vector Group Ltd.	34
		212
	Trading Companies & Distributors — 1.51%
63	Applied Industrial Technologies, Inc.	6
5,077	Beacon Roofing Supply, Inc.(a)	261
563	Boise Cascade Co.	33
200	DXP Enterprises, Inc.(a)	6
192	GMS, Inc.(a)	9
1,021	Herc Holdings, Inc.	92
38,523	MRC Global, Inc.(a)	384
1,578	Rush Enterprises, Inc., Class - A	76
548	SiteOne Landscape Supply, Inc.(a)	65
3,496	Textainer Group Holdings Ltd.	96
166	WESCO International, Inc.(a)	18
		1,046
	Water Utilities — 0.82%
161	American States Water Co.	13
1,709	Cadiz, Inc.(a)	4
1,134	California Water Service Group	63
602	Global Water Resources, Inc.	8
2,024	Middlesex Water Co.	177
4,311	Pure Cycle Corp.(a)	45
2,918	SJW Group	183
1,877	The York Water Co.	76
		569

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Wireless Telecommunication Services — 0.02%
331	Gogo, Inc.(a)	$5
231	United States Cellular Corp.(a)	7
		12
	Total Common Stocks	64,725
	Contingent Rights — 0.11%
	Biotechnology — 0.00%
1	Tobira Therapeutics, Inc. CVR, 12/31/18(a)(b)	—
	Health Care — 0.00%
1,646	Progenics Pharma CVR, 12/31/22(a)(b)	—
	Metals & Mining — 0.11%
108,208	Pan American Silver Corp. CVR, 02/22/29(a)	77
	Pharmaceuticals — 0.00%
759	Aratana Therapeutics, Inc. CVR, (a)(b)	—
5,589	Xeris BioPharma Hold CVR, 10/06/49(a)	1
		1
	Total Contingent Rights	78

Shares	Security Description	Value (000)
	Investment Companies — 6.29%
180,285	Federated Hermes Treasury Obligations Fund, Institutional Shares, 1.37%^^(c)	$180
4,172,933	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.40%(c)	4,173
	Total Investment Companies	4,353
	Total Investments (cost $44,036) — 99.89%	69,156
	Other assets in excess of liabilities — 0.11%	79
	Net Assets — 100.00%	$69,235

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2022.

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2022.

(a)	Represents non-income producing security.

(b)	Security was valued using significant unobservable inputs as of June 30, 2022.

(c)	Annualized 7-day yield as of period-end.

As of June 30, 2022, 100% of the Portfolio’s net assets were managed by Parametric Portfolio Associates, LLC.

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2022.

Futures Contracts Purchased*

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
Russell 2000 Mini Index Future	40	9/16/22	$3,416	$(186)
			$3,416	$(186)
	Total Unrealized Appreciation			$—
	Total Unrealized Depreciation			(186)
	Total Net Unrealized Appreciation/(Depreciation)			$(186)

*	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks — 98.97%
	Australia — 1.79%
693	Ampol Ltd. (Oil, Gas & Consumable Fuels)	$16
2,941	APA Group (Gas Utilities)	23
1,433	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	34
485	ASX Ltd. (Capital Markets)	27
4,501	Aurizon Holdings Ltd. (Road & Rail)	12
6,890	Australia & New Zealand Banking Group Ltd. (Banks)	105
12,319	BHP Group Ltd. (Metals & Mining)	352
1,230	BlueScope Steel Ltd. (Metals & Mining)	13
3,525	Brambles Ltd. (Commercial Services & Supplies)	26
165	Cochlear Ltd. (Health Care Equipment & Supplies)	23
3,429	Coles Group Ltd. (Food & Staples Retailing)	42
4,123	Commonwealth Bank of Australia (Banks)	257
1,360	Computershare Ltd. (IT Services)	23
1,155	CSL Ltd. (Biotechnology)	214
2,615	Dexus (Equity Real Estate Investment Trusts)	16
148	Domino’s Pizza Enterprises Ltd. (Hotels, Restaurants & Leisure)	7
3,057	Endeavour Group Ltd. (Food & Staples Retailing)	16
4,387	Evolution Mining Ltd. (Metals & Mining)	7
4,206	Fortescue Metals Group Ltd. (Metals & Mining)	51
4,174	Goodman Group (Equity Real Estate Investment Trusts)	51
478	IDP Education Ltd. (Diversified Consumer Services)	8
5,779	Insurance Australia Group Ltd. (Insurance)	17
1,593	LendLease Group (Real Estate Management & Development)(a)	10
863	Macquarie Group Ltd. (Capital Markets)	98
7,667	Medibank Private Ltd. (Insurance)	17
419	Mineral Resources Ltd. (Metals & Mining)	14
9,646	Mirvac Group (Equity Real Estate Investment Trusts)	13
8,028	National Australia Bank Ltd. (Banks)	152
2,021	Newcrest Mining Ltd. (Metals & Mining)	29
2,645	Northern Star Resources Ltd. (Metals & Mining)	12
927	Orica Ltd. (Chemicals)	10
4,121	Origin Energy Ltd. (Electric Utilities)	16
2,446	Qantas Airways Ltd. (Airlines)(b)	8
3,741	QBE Insurance Group Ltd. (Insurance)	31
427	Ramsay Health Care Ltd. (Health Care Providers & Services)	22
112	REA Group Ltd. (Interactive Media & Services)	9
687	Reece Ltd. (Trading Companies & Distributors)	7

Shares	Security Description	Value (000)
	Australia (continued)
914	Rio Tinto Ltd. (Metals & Mining)	$65
7,479	Santos Ltd. (Oil, Gas & Consumable Fuels)(a)	38
12,339	Scentre Group (Equity Real Estate Investment Trusts)	22
923	SEEK Ltd. (Interactive Media & Services)	13
1,187	Sonic Healthcare Ltd. (Health Care Providers & Services)	27
11,701	South32 Ltd. (Metals & Mining)	32
5,512	Stockland (Equity Real Estate Investment Trusts)	14
3,312	Suncorp Group Ltd. (Insurance)	25
10,531	Telstra Corp. Ltd. (Diversified Telecommunication Services)	28
3,178	The GPT Group (Equity Real Estate Investment Trusts)	9
5,667	The Lottery Corp. Ltd. (Hotels, Restaurants & Leisure)(b)	18
6,949	Transurban Group (Transportation Infrastructure)	69
2,004	Treasury Wine Estates Ltd. (Beverages)	16
8,881	Vicinity Centres (Equity Real Estate Investment Trusts)(a)	11
528	Washington H Soul Pattinson & Co. Ltd. (Oil, Gas & Consumable Fuels)	9
2,750	Wesfarmers Ltd. (Multiline Retail)	80
8,782	Westpac Banking Corp. (Banks)	118
358	WiseTech Global Ltd. (Software)	9
928	Woodside Energy Group Ltd. (Oil, Gas & Consumable Fuels)	20
3,686	Woodside Energy Group Ltd. (Oil, Gas & Consumable Fuels)	81
3,057	Woolworths Group Ltd. (Food & Staples Retailing)	75
		2,567
	Austria — 0.04%
836	Erste Group Bank AG (Banks)(a)	22
383	OMV AG (Oil, Gas & Consumable Fuels)	18
147	Verbund AG (Electric Utilities)	14
246	Voestalpine AG (Metals & Mining)	5
		59
	Belgium — 0.94%
444	Ageas SA (Insurance)	20
21,961	Anheuser-Busch InBev N.V. (Beverages)	1,183
58	D’ieteren Group (Distributors)	8
67	Elia Group SA (Electric Utilities)(a)	9
217	Groupe Bruxelles Lambert SA (Diversified Financial Services)	18
634	KBC Group N.V. (Banks)	36
370	Proximus SADP (Diversified Telecommunication Services)	5
31	Sofina SA (Diversified Financial Services)	6

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Belgium (continued)
183	Solvay SA, Class - A (Chemicals)	$15
321	UCB SA (Pharmaceuticals)	27
491	Umicore SA (Chemicals)(a)	17
360	Warehouses De Pauw CVA (Equity Real Estate Investment Trusts)(a)	11
		1,355
	Bermuda — 0.08%
887	Arch Capital Group Ltd. (Insurance)(b)	41
325	Bunge Ltd. (Food Products)	29
98	Everest Re Group Ltd. (Insurance)	27
902	Invesco Ltd. (Capital Markets)	15
		112
	Canada — 3.29%
1,099	Agnico Eagle Mines Ltd. (Metals & Mining)	50
400	Air Canada (Airlines)(a)(b)	5
2,006	Algonquin Power & Utilities Corp. (Multi-Utilities)	27
2,000	Alimentation Couche-Tard, Inc. (Food & Staples Retailing)	78
800	AltaGas Ltd. (Gas Utilities)	17
1,804	ARC Resources Ltd. (Oil, Gas & Consumable Fuels)	23
1,555	Bank of Montreal (Banks)	150
4,364	Barrick Gold Corp. (Metals & Mining)	77
200	BCE, Inc. (Diversified Telecommunication Services)	10
1,495	Blackberry Ltd. (Software)(b)	8
3,443	Brookfield Asset Management, Inc. (Capital Markets)	153
92	BRP, Inc. (Leisure Products)	6
800	CAE, Inc. (Aerospace & Defense)(b)	20
996	Cameco Corp. (Oil, Gas & Consumable Fuels)	21
200	Canadian Apartment Properties REIT (Equity Real Estate Investment Trusts)(a)	7
2,200	Canadian Imperial Bank of Commerce (Banks)	107
1,410	Canadian National Railway Co. (Road & Rail)	159
2,900	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	156
2,256	Canadian Pacific Railway Ltd. (Road & Rail)	158
143	Canadian Tire Corp. Ltd., Class - A (Multiline Retail)	18
300	Canadian Utilities Ltd., Class - A (Multi-Utilities)	9
3,493	Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)	66
500	CGI, Inc. (IT Services)(b)	40
49	Constellation Software, Inc. (Software)	73
700	Dollarama, Inc. (Multiline Retail)	40

Shares	Security Description	Value (000)
	Canada (continued)
600	Emera, Inc. (Electric Utilities)	$28
400	Empire Co. Ltd. (Food & Staples Retailing)	12
4,900	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	207
19,849	First Quantum Minerals Ltd. (Metals & Mining)	375
100	FirstService Corp. (Real Estate Management & Development)	12
1,100	Fortis, Inc. (Electric Utilities)	52
500	Franco-Nevada Corp. (Metals & Mining)	66
200	George Weston Ltd. (Food & Staples Retailing)	23
500	Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)	14
600	Great-West Lifeco, Inc. (Insurance)	15
800	Hydro One Ltd. (Electric Utilities)(a)	22
300	iA Financial Corp., Inc. (Insurance)	15
200	IGM Financial, Inc. (Capital Markets)	5
132	Imperial Oil Ltd. (Oil, Gas & Consumable Fuels)	6
419	Intact Financial Corp. (Insurance)	59
1,227	Ivanhoe Mines Ltd. (Metals & Mining)(b)	7
600	Keyera Corp. (Oil, Gas & Consumable Fuels)(a)	14
3,200	Kinross Gold Corp. (Metals & Mining)	11
300	Lightspeed Commerce, Inc. (Software)(b)	7
400	Loblaw Companies Ltd. (Food & Staples Retailing)	36
301	Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)(b)	82
1,400	Lundin Mining Corp. (Metals & Mining)(a)	9
700	Magna International, Inc. (Auto Components)	38
4,700	Manulife Financial Corp. (Insurance)	82
600	Metro, Inc. (Food & Staples Retailing)	32
800	National Bank of Canada (Banks)	53
500	Northland Power, Inc. (Independent Power and Renewable Electricity Producers)	15
1,400	Nutrien Ltd. (Chemicals)	112
150	Nuvei Corp. (IT Services)(b)	5
200	Onex Corp. (Diversified Financial Services)	10
700	Open Text Corp. (Software)(a)	26
500	Pan American Silver Corp. (Metals & Mining)	10
400	Parkland Corp. (Oil, Gas & Consumable Fuels)(a)	11
1,400	Pembina Pipelines Corp. (Oil, Gas & Consumable Fuels)	49
1,350	Power Corp. of Canada (Insurance)	35
500	Quebecor, Inc., Class - B (Media)	11
700	Restaurant Brands International, Inc. (Hotels, Restaurants & Leisure)	35
300	RioCan Real Estate Investment Trust (Equity Real Estate Investment Trusts)(a)	5
300	Ritchie Bros. Auctioneers, Inc. (Commercial Services & Supplies)	20

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Canada (continued)
900	Rogers Communications, Inc., Class - B (Wireless Telecommunication Services)	$43
3,361	Royal Bank of Canada (Banks)	325
691	Saputo, Inc. (Food Products)(a)	15
1,200	Shaw Communications, Inc., Class - B (Media)	35
2,750	Shopify, Inc. (IT Services)(b)	86
1,400	Sun Life Financial, Inc. (Insurance)	64
3,502	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	123
2,300	TC Energy Corp. (Oil, Gas & Consumable Fuels)	119
1,100	Teck Resources Ltd., Class - B (Metals & Mining)	34
1,000	TELUS Corp. (Diversified Telecommunication Services)	22
213	TFI International, Inc. (Road & Rail)	17
2,968	The Bank of Nova Scotia (Banks)	176
4,436	The Toronto-Dominion Bank (Banks)	291
400	Thomson Reuters Corp. (Professional Services)	42
100	TMX Group Ltd. (Capital Markets)	10
200	Toromont Industries Ltd. (Trading Companies & Distributors)	16
737	Tourmaline Oil Corp. (Oil, Gas & Consumable Fuels)	38
620	Waste Connections, Inc. (Commercial Services & Supplies)	77
230	West Fraser Timber Co. Ltd. (Paper & Forest Products)	18
1,100	Wheaton Precious Metals Corp. (Metals & Mining)	40
300	WSP Global, Inc. (Construction & Engineering)(a)	34
		4,729
	China — 0.01%
3,000	SITC International Holdings Co. Ltd. (Marine)	8
	Denmark — 0.83%
8	A.P. Moller - Maersk A/S, Class - A (Marine)	18
14	A.P. Moller - Maersk A/S, Class - B (Marine)	33
251	Carlsberg A/S, Class - B (Beverages)	32
263	Christian Hansen Holding A/S (Chemicals)(a)	19
302	Coloplast A/S, Class - B (Health Care Equipment & Supplies)	34
1,609	Danske Bank A/S (Banks)	23
292	Demant A/S (Health Care Equipment & Supplies)(b)	11
500	DSV A/S (Road & Rail)	70
165	Genmab A/S (Biotechnology)(a)(b)	53
278	GN Store Nord A/S (Health Care Equipment & Supplies)	10

Shares	Security Description	Value (000)
	Denmark (continued)
4,099	Novo Nordisk A/S, Class - B (Pharmaceuticals)	$455
501	Novozymes A/S, B Shares (Chemicals)	30
3,049	Orsted A/S (Electric Utilities)(a)	319
245	Pandora A/S (Textiles, Apparel & Luxury Goods)	15
18	ROCKWOOL A/S, Class - B (Building Products)	4
810	Tryg A/S (Insurance)(a)	18
2,458	Vestas Wind Systems A/S (Electrical Equipment)	52
		1,196
	Finland — 0.61%
360	Elisa Oyj (Diversified Telecommunication Services)	20
1,122	Fortum Oyj (Electric Utilities)	17
684	Kesko Oyj, Class - B (Food & Staples Retailing)	16
864	Kone Oyj, Class - B (Machinery)	41
11,696	Neste Oyj (Oil, Gas & Consumable Fuels)	518
13,185	Nokia Oyj (Communications Equipment)	61
7,916	Nordea Bank Abp (Banks)	70
243	Orion Oyj, Class - B (Pharmaceuticals)	11
1,192	Sampo Oyj, Class - A (Insurance)	52
1,360	Stora Enso Oyj, Registered Shares (Paper & Forest Products)	21
1,356	UPM-Kymmene Oyj (Paper & Forest Products)	41
1,231	Wartsila Oyj Abp (Machinery)	10
		878
	France — 2.40%
434	Accor SA (Hotels, Restaurants & Leisure)(a)(b)	12
91	Aeroports de Paris (Transportation Infrastructure)(b)	12
1,269	Air Liquide SA (Chemicals)	170
817	Alstom SA (Machinery)	18
152	Amundi SA (Capital Markets)	8
151	Arkema SA (Chemicals)	13
4,688	AXA SA (Insurance)	106
104	BioMerieux (Health Care Equipment & Supplies)	10
2,734	BNP Paribas SA (Banks)	130
566	Bouygues SA (Construction & Engineering)	17
727	Bureau Veritas SA (Professional Services)(a)	19
403	Capgemini SE (IT Services)	69
1,562	Carrefour SA (Food & Staples Retailing)(a)	28
1,612	Cie Generale des Etablissements Michelin SCA (Auto Components)	44
1,237	Compagnie de Saint-Gobain (Building Products)	53
115	Covivio (Equity Real Estate Investment Trusts)	6
2,961	Credit Agricole SA (Banks)	27
1,592	Danone SA (Food Products)	89
1,670	Dassault Systemes SE (Software)	61
640	Edenred (IT Services)	30

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	France (continued)
195	Eiffage SA (Construction & Engineering)(a)	$18
1,408	Electricite de France SA (Electric Utilities)	12
4,644	Engie SA (Multi-Utilities)	53
706	EssilorLuxottica SA (Textiles, Apparel & Luxury Goods)	106
78	Eurazeo SE (Diversified Financial Services)	5
116	Gecina SA (Equity Real Estate Investment Trusts)(a)	11
1,089	Getlink SE (Transportation Infrastructure)	19
77	Hermes International (Textiles, Apparel & Luxury Goods)	86
89	Ipsen SA (Pharmaceuticals)	8
184	Kering SA (Textiles, Apparel & Luxury Goods)	94
568	Klepierre SA (Equity Real Estate Investment Trusts)	11
256	LA Francaise des Jeux SAEM (Hotels, Restaurants & Leisure)	9
606	Legrand SA (Electrical Equipment)	45
583	L’Oreal SA (Personal Products)	201
668	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	407
4,724	Orange SA (Diversified Telecommunication Services)(a)	56
508	Pernod Ricard SA (Beverages)	93
528	Publicis Groupe SA (Media)	26
49	Remy Cointreau SA (Beverages)	9
440	Renault SA (Automobiles)(b)	11
854	Safran SA (Aerospace & Defense)	84
2,789	Sanofi (Pharmaceuticals)	282
70	Sartorius Stedim Biotech (Life Sciences Tools & Services)	22
1,313	Schneider Electric SE (Electrical Equipment)(a)	155
55	SEB SA (Household Durables)	5
2,059	Societe Generale SA (Banks)	45
224	Sodexo SA (Hotels, Restaurants & Leisure)	16
149	Teleperformance (Professional Services)	46
270	Thales SA (Aerospace & Defense)	33
6,009	TotalEnergies SE (Oil, Gas & Consumable Fuels)	317
225	UbiSoft Entertainment SA (Entertainment)(b)	10
305	Unibail-Rodamco-Westfield (Equity Real Estate Investment Trusts)(b)	16
595	Valeo (Auto Components)	11
1,599	Veolia Environnement SA (Multi-Utilities)(b)	39
1,264	Vinci SA (Construction & Engineering)	113
1,744	Vivendi SE (Entertainment)	18
71	Wendel SE (Diversified Financial Services)	6
558	Worldline SA (IT Services)(b)	21
		3,441

Shares	Security Description	Value (000)
	Germany — 2.04%
410	adidas AG (Textiles, Apparel & Luxury Goods)	$72
980	Allianz SE (Insurance)	187
2,278	Aroundtown SA (Real Estate Management & Development)(a)	7
2,237	BASF SE (Chemicals)	97
2,390	Bayer AG, Registered Shares (Pharmaceuticals)	142
809	Bayerische Motoren Werke AG (Automobiles)	62
177	Bechtle AG (IT Services)	7
255	Beiersdorf AG (Personal Products)	26
400	Brenntag AG (Trading Companies & Distributors)	26
99	Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	12
2,817	Commerzbank AG (Banks)(b)	20
279	Continental AG (Auto Components)	19
494	Covestro AG (Chemicals)	17
1,041	Daimler Truck Holding AG (Machinery)(b)	27
405	Delivery Hero SE (Internet & Direct Marketing Retail)(b)	15
4,983	Deutsche Bank AG, Registered Shares (Capital Markets)	43
464	Deutsche Boerse AG (Capital Markets)	78
1,458	Deutsche Lufthansa AG, Registered Shares (Airlines)(b)	9
16,240	Deutsche Post AG, Registered Shares (Air Freight & Logistics)	609
7,840	Deutsche Telekom AG (Diversified Telecommunication Services)(a)	156
5,467	E.ON SE (Multi-Utilities)	46
515	Evonik Industries AG (Chemicals)	11
500	Fresenius Medical Care AG & Co. KGaA (Health Care Providers & Services)	25
1,062	Fresenius SE & Co. KGaA (Health Care Providers & Services)	32
419	GEA Group AG (Machinery)	14
153	Hannover Rueck SE (Insurance)	22
370	HeidelbergCement AG (Construction Materials)	18
423	HelloFresh SE (Food & Staples Retailing)(b)	14
263	Henkel AG & Co. KGaA (Household Products)	16
3,171	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)(a)	77
195	KION Group AG (Machinery)(a)	8
186	Knorr-Bremse AG (Machinery)	11
193	LEG Immobilien AG (Real Estate Management & Development)	16
1,903	Mercedes-Benz Group AG (Automobiles)(a)	110
314	Merck KGaA (Pharmaceuticals)	53
130	MTU Aero Engines AG (Aerospace & Defense)	24

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Germany (continued)
339	Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares (Insurance)	$80
126	Nemetschek SE (Software)	8
239	Puma SE (Textiles, Apparel & Luxury Goods)(a)	16
11	Rational AG (Machinery)	6
105	Rheinmetall AG (Industrial Conglomerates)	24
1,593	RWE AG (Multi-Utilities)	59
2,550	SAP SE (Software)	233
221	Scout24 AG (Interactive Media & Services)	11
1,868	Siemens AG, Registered Shares (Industrial Conglomerates)	190
975	Siemens Energy AG (Electrical Equipment)	14
674	Siemens Healthineers AG (Health Care Equipment & Supplies)	34
326	Symrise AG (Chemicals)(a)	35
3,222	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	9
228	Uniper SE (Independent Power and Renewable Electricity Producers)	3
258	United Internet AG (Diversified Telecommunication Services)(a)	7
1,772	Vonovia SE (Real Estate Management & Development)	55
543	Zalando SE (Internet & Direct Marketing Retail)(b)	14
		2,926
	Hong Kong — 1.30%
107,347	AIA Group Ltd. (Insurance)	1,165
9,500	BOC Hong Kong Holdings Ltd. (Banks)	38
4,200	Budweiser Brewing Co. APAC Ltd. (Beverages)	13
4,800	Chow Tai Fook Jewellery Group Ltd. (Specialty Retail)	9
5,000	CK Asset Holdings Ltd. (Real Estate Management & Development)	35
1,500	CK Infrastructure Holdings Ltd. (Electric Utilities)	9
4,000	CLP Holdings Ltd. (Electric Utilities)	33
4,200	ESR Cayman Ltd. (Real Estate Management & Development)(b)	11
5,000	Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)	30
5,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	9
2,000	Hang Seng Bank Ltd. (Banks)	35
4,000	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	15

Shares	Security Description	Value (000)
	Hong Kong (continued)
6,500	HK Electric Investments & HK Electric Investments Ltd. (Electric Utilities)	$6
10,000	HKT Trust & HKT Ltd. (Diversified Telecommunication Services)(a)	13
28,665	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	31
2,949	Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	145
2,400	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	12
4,000	MTR Corp. Ltd. (Road & Rail)	21
4,000	New World Development Co. Ltd. (Real Estate Management & Development)	14
3,500	Power Assets Holdings Ltd. (Electric Utilities)	22
6,000	Sands China Ltd. (Hotels, Restaurants & Leisure)(b)	14
8,000	Sino Land Co. Ltd. (Real Estate Management & Development)	12
4,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	47
1,000	Swire Pacific Ltd., Class - A (Real Estate Management & Development)	6
3,000	Swire Properties Ltd. (Real Estate Management & Development)	7
3,500	Techtronic Industries Co. Ltd. (Machinery)	37
5,023	The Link Real Estate Investment Trust (Equity Real Estate Investment Trusts)	41
18,450	WH Group Ltd. (Food Products)	14
4,000	Wharf Real Estate Investment Co. Ltd. (Real Estate Management & Development)	19
4,000	Xinyi Glass Holdings Ltd. (Building Products)	10
		1,873
	Ireland (Republic of) — 0.94%
322	AerCap Holdings N.V. (Trading Companies & Distributors)(b)	13
234	Allegion PLC (Building Products)	23
1,896	CRH PLC (Construction Materials)(a)	66
235	DCC PLC (Industrial Conglomerates)(a)	15
971	Eaton Corp. PLC (Electrical Equipment)	122
2,241	Experian PLC (Professional Services)	66
417	Flutter Entertainment PLC (Hotels, Restaurants & Leisure)(b)	42
540	Horizon Therapeutics PLC (Pharmaceuticals)(b)	43
1,037	James Hardie Industries PLC (Construction Materials)	23
5,235	Kerry Group PLC, Class - A (Food Products)(a)	501
384	Kingspan Group PLC (Building Products)	23
3,258	Medtronic PLC (Health Care Equipment & Supplies)	292
406	Pentair PLC (Machinery)	19

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Ireland (Republic of) (continued)
480	Seagate Technology Holdings PLC (Technology Hardware, Storage & Peripherals)	$34
540	Smurfit Kappa Group PLC (Containers & Packaging)(a)	18
243	STERIS PLC (Health Care Equipment & Supplies)	50
		1,350
	Isle of Man — 0.01%
1,361	Entain PLC (Hotels, Restaurants & Leisure)(b)	21
	Israel — 0.18%
101	Azrieli Group Ltd. (Real Estate Management & Development)	7
3,082	Bank Hapoalim BM (Banks)	26
3,663	Bank Leumi Le (Banks)	33
265	Check Point Software Technologies Ltd. (Software)(b)	32
88	CyberArk Software Ltd. (Software)(b)	11
54	Elbit Systems Ltd. (Aerospace & Defense)	12
1,724	ICL Group Ltd. (Chemicals)	16
1	Isacard Ltd. (Consumer Finance)	—
3,213	Israel Discount Bank Ltd., Class - A (Banks)	17
119	Kornit Digital Ltd. (Machinery)(b)	4
304	Mizrahi Tefahot Bank Ltd. (Banks)	10
155	Nice Ltd. (Software)(b)	30
125	SolarEdge Technologies, Inc. (Semiconductors & Semiconductor Equipment)(b)	34
268	Tower Semiconductor Ltd. (Semiconductors & Semiconductor Equipment)(b)	12
136	Wix.com Ltd. (IT Services)(b)	9
		253
	Italy — 0.45%
266	Amplifon SpA (Health Care Providers & Services)	8
2,629	Assicurazioni Generali SpA (Insurance)	42
1,251	Atlantia SpA (Transportation Infrastructure)	29
1,427	Davide Campari-Milano N.V., Class - M (Beverages)	15
54	DiaSorin SpA (Health Care Equipment & Supplies)	7
19,818	Enel SpA (Electric Utilities)(a)	108
6,167	Eni SpA (Oil, Gas & Consumable Fuels)	73
320	Ferrari N.V. (Automobiles)	59
1,425	FinecoBank Banca Fineco SpA (Banks)	17
1,050	Infrastrutture Wireless Italiane SpA (Diversified Telecommunication Services)(a)	11

Shares	Security Description	Value (000)
	Italy (continued)
39,570	Intesa Sanpaolo SpA (Banks)(a)	$74
1,412	Mediobanca Banca di Credito Finanziario SpA (Banks)	12
450	Moncler SpA (Textiles, Apparel & Luxury Goods)	19
1,124	Nexi SpA (IT Services)(b)	9
1,363	Poste Italiane SpA (Insurance)	13
676	Prusmian SpA (Electrical Equipment)	19
257	Recordati SpA (Pharmaceuticals)	11
6,246	Snam SpA (Gas Utilities)	33
25,056	Telecom Italia SpA (Diversified Telecommunication Services)(b)	7
4,316	Terna - Rete Elettrica Nazionale SpA (Electric Utilities)	34
5,375	Unicredit SpA (Banks)	51
		651
	Japan — 5.41%
500	Advantest Corp. (Semiconductors & Semiconductor Equipment)(a)	27
1,600	Aeon Co. Ltd. (Food & Staples Retailing)	28
500	AGC, Inc. (Building Products)	18
1,100	Ajinomoto Co., Inc. (Food Products)	27
300	ANA Holdings, Inc. (Airlines)(a)(b)	6
1,100	Asahi Group Holdings Ltd. (Beverages)(a)	36
500	Asahi Intecc Co. Ltd. (Health Care Equipment & Supplies)	8
3,200	Asahi Kasei Corp. (Chemicals)	24
4,500	Astellas Pharma, Inc. (Pharmaceuticals)	70
300	Azbil Corp. (Electronic Equipment, Instruments & Components)	8
1,300	Bridgestone Corp. (Auto Components)	47
500	Brother Industries Ltd. (Technology Hardware, Storage & Peripherals)	9
2,400	Canon, Inc. (Technology Hardware, Storage & Peripherals)	55
400	Capcom Co. Ltd. (Entertainment)	10
300	Central Japan Railway Co. (Road & Rail)	35
1,600	Chubu Electric Power Co., Inc. (Electric Utilities)	16
1,600	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)	41
2,800	Concordia Financial Group Ltd. (Banks)	10
1,100	CyberAgent, Inc. (Media)	11
600	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	13
200	Daifuku Co. Ltd. (Machinery)	11
2,500	Dai-ichi Life Holdings, Inc. (Insurance)	46
4,200	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	106
600	Daikin Industries Ltd. (Building Products)	96

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
200	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	$17
1,300	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	30
5	Daiwa House REIT Investment Corp. (Equity Real Estate Investment Trusts)(a)	11
3,800	Daiwa Securities Group, Inc. (Capital Markets)	17
1,100	Denso Corp. (Auto Components)	58
500	Dentsu Group, Inc. (Media)	15
100	Disco Corp. (Semiconductors & Semiconductor Equipment)	24
700	East Japan Railway Co. (Road & Rail)	36
600	Eisai Co. Ltd. (Pharmaceuticals)	25
7,800	ENEOS Holdings, Inc. (Oil, Gas & Consumable Fuels)	30
500	FANUC Corp. (Machinery)	78
200	Fast Retailing Co. Ltd. (Specialty Retail)	105
300	Fuji Electric Co. Ltd. (Electrical Equipment)	12
900	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	48
500	Fujitsu Ltd. (IT Services)(a)	63
100	GMO Payment Gateway, Inc. (IT Services)	7
600	Hakuhodo DY Holdings, Inc. (Media)	6
600	Hankyu Hanshin Holdings, Inc. (Road & Rail)	16
100	Hirose Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	13
300	Hitachi Construction Machinery Co. Ltd. (Machinery)	7
2,400	Hitachi Ltd. (Industrial Conglomerates)	114
500	Hitachi Metals Ltd. (Metals & Mining)(b)	8
4,000	Honda Motor Co. Ltd. (Automobiles)	97
200	Hoshizaki Corp. (Machinery)	6
900	HOYA Corp. (Health Care Equipment & Supplies)	77
800	Hulic Co. Ltd. (Real Estate Management & Development)(a)	6
300	Ibiden Co. Ltd. (Electronic Equipment, Instruments & Components)	8
500	Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels)(a)	12
2,500	Inpex Corp. (Oil, Gas & Consumable Fuels)	27
1,500	Isuzu Motors Ltd. (Automobiles)	17
100	ITO EN Ltd. (Beverages)	4
2,900	ITOCHU Corp. (Trading Companies & Distributors)	78
200	Itochu Techno-Solutions Corp. (IT Services)	5
1,300	Japan Exchange Group, Inc. (Capital Markets)	19
6,100	Japan Post Holdings Co. Ltd. (Insurance)(a)	44

Shares	Security Description	Value (000)
	Japan (continued)
500	Japan Post Insurance Co. Ltd. (Insurance)(a)	$8
3	Japan Real Estate Investment Corp. (Equity Real Estate Investment Trusts)	14
18	Japan Retail Fund Investment Corp. (Equity Real Estate Investment Trusts)	14
1,400	JFE Holdings, Inc. (Metals & Mining)	15
500	JSR Corp. (Chemicals)	13
1,100	Kajima Corp. (Construction & Engineering)	13
300	Kakaku.com, Inc. (Interactive Media & Services)	5
1,100	Kao Corp. (Personal Products)	44
3,900	KDDI Corp. (Wireless Telecommunication Services)	123
300	Keio Corp. (Road & Rail)	11
300	Keisei Electric Railway Co. Ltd. (Road & Rail)	8
500	Keyence Corp. (Electronic Equipment, Instruments & Components)	171
400	Kikkoman Corp. (Food Products)	21
400	Kintetsu Group Holdings Co. Ltd. (Road & Rail)	12
2,100	Kirin Holdings Co. Ltd. (Beverages)	33
100	Kobayashi Pharmaceutical Co. Ltd. (Personal Products)	6
300	Kobe Bussan Co. Ltd. (Food & Staples Retailing)	7
2,100	Komatsu Ltd. (Machinery)	47
200	Konami Holdings Corp. (Entertainment)	11
100	Kose Corp. (Personal Products)	9
2,600	Kubota Corp. (Machinery)	39
200	Kurita Water Industries Ltd. (Machinery)	7
800	Kyocera Corp. (Electronic Equipment, Instruments & Components)	43
700	Kyowa Kirin Co. Ltd. (Pharmaceuticals)	16
700	Lixil Corp. (Building Products)	13
1,100	M3, Inc. (Health Care Technology)	32
500	Makita Corp. (Machinery)	12
3,900	Marubeni Corp. (Trading Companies & Distributors)	35
1,500	Mazda Motor Corp. (Automobiles)	12
200	McDonald’s Holdings Co. Ltd. (Hotels, Restaurants & Leisure)	7
300	MEIJI Holdings Co. Ltd. (Food Products)	15
900	MINEBEA MITSUMI, Inc. (Machinery)	15
8,649	MISUMI Group, Inc. (Machinery)	183
3,200	Mitsubishi Chemical Holdings Corp. (Chemicals)	17
3,000	Mitsubishi Corp. (Trading Companies & Distributors)	89
4,400	Mitsubishi Electric Corp. (Electrical Equipment)	47
3,000	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	44

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
800	Mitsubishi Heavy Industries Ltd. (Machinery)	$28
29,700	Mitsubishi UFJ Financial Group, Inc. (Banks)	160
3,200	Mitsui & Co. Ltd. (Trading Companies & Distributors)	71
400	Mitsui Chemicals, Inc. (Chemicals)	9
2,300	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	49
900	Mitsui O.S.K. Lines Ltd. (Marine)	21
5,840	Mizuho Financial Group, Inc. (Banks)	66
600	MonotaRO Co. Ltd. (Trading Companies & Distributors)	9
1,100	MS&AD Insurance Group Holdings, Inc. (Insurance)	34
1,400	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	76
600	NEC Corp. (Technology Hardware, Storage & Peripherals)	23
1,100	Nexon Co. Ltd. (Entertainment)	23
600	NGK Insulators Ltd. (Machinery)	8
8,150	Nidec Corp. (Electrical Equipment)	502
800	Nihon M&A Center Holdings, Inc. (Professional Services)	9
300	Nintendo Co. Ltd. (Entertainment)	130
4	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts)	20
200	NIPPON EXPRESS HOLDINGS, INC. (Road & Rail)	11
2,100	Nippon Paint Holdings Co. Ltd. (Chemicals)(a)	16
5	Nippon Prologis REIT, Inc. (Equity Real Estate Investment Trusts)(a)	12
100	Nippon Shinyaku Co. Ltd. (Pharmaceuticals)	6
2,000	Nippon Steel Corp. (Metals & Mining)(a)	28
2,700	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	78
400	Nippon Yusen KK (Marine)	27
300	Nissan Chemical Corp. (Chemicals)	14
500	Nisshin Seifun Group, Inc. (Food Products)	6
200	Nissin Foods Holdings Co. Ltd. (Food Products)(a)	14
200	Nitori Holdings Co. Ltd. (Specialty Retail)	19
300	Nitto Denko Corp. (Chemicals)	19
7,500	Nomura Holdings, Inc. (Capital Markets)	27
400	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	10
11	Nomura Real Estate Master Fund, Inc. (Equity Real Estate Investment Trusts)	14
800	Nomura Research Institute Ltd. (IT Services)	21

Shares	Security Description	Value (000)
	Japan (continued)
1,600	NTT Data Corp. (IT Services)	$22
1,500	Obayashi Corp. (Construction & Engineering)	11
200	Obic Co. Ltd. (IT Services)	28
700	Odakyu Electric Railway Co. Ltd. (Road & Rail)	9
2,400	Oji Paper Co. Ltd. (Paper & Forest Products)	10
3,000	Olympus Corp. (Health Care Equipment & Supplies)	60
500	OMRON Corp. (Electronic Equipment, Instruments & Components)	25
900	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals)	23
200	Open House Group Co. Ltd. (Household Durables)(a)	8
100	Oracle Corp. (Software)	6
500	Oriental Land Co. Ltd. (Hotels, Restaurants & Leisure)	70
2,700	ORIX Corp. (Diversified Financial Services)	45
1,000	Osaka Gas Co. Ltd. (Gas Utilities)	19
300	OTSUKA Corp. (IT Services)	9
1,000	Otsuka Holdings Co. Ltd. (Pharmaceuticals)	36
1,100	Pan Pacific International Holdings Corp. (Multiline Retail)	18
5,600	Panasonic Holdings Corp. (Household Durables)	45
500	Persol Holdings Co. Ltd. (Professional Services)(a)	9
2,200	Rakuten Group, Inc. (Internet & Direct Marketing Retail)	10
3,300	Recruit Holdings Co. Ltd. (Professional Services)	97
2,700	Renesas Electronics Corp. (Semiconductors & Semiconductor Equipment)(a)(b)	25
5,200	Resona Holdings, Inc. (Banks)	19
1,600	Ricoh Co. Ltd. (Technology Hardware, Storage & Peripherals)	13
200	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	14
600	SBI Holdings, Inc. (Capital Markets)	12
300	SCSK Corp. (IT Services)	5
500	Secom Co. Ltd. (Commercial Services & Supplies)	31
600	Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	8
1,000	Sekisui Chemical Co. Ltd. (Household Durables)	14
1,600	Sekisui House Ltd. (Household Durables)	28
1,800	Seven & i Holdings Co. Ltd. (Food & Staples Retailing)	70
800	SG Holdings Co. Ltd. (Air Freight & Logistics)	13
500	Sharp Corp. (Household Durables)(a)	4

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
500	Shimadzu Corp. (Electronic Equipment, Instruments & Components)	$16
200	Shimano, Inc. (Leisure Products)	34
1,400	Shimizu Corp. (Construction & Engineering)	8
900	Shin-Etsu Chemical Co. Ltd. (Chemicals)	102
600	Shionogi & Co. Ltd. (Pharmaceuticals)	30
1,000	Shiseido Co. Ltd. (Personal Products)	40
100	SMC Corp. (Machinery)	45
6,900	Softbank Corp. (Wireless Telecommunication Services)	77
2,900	SoftBank Group Corp. (Wireless Telecommunication Services)	112
800	Sompo Holdings, Inc. (Insurance)	35
3,100	Sony Corp. (Household Durables)	254
200	Square Enix Holdings Co. Ltd. (Entertainment)	9
800	SUMCO Corp. (Semiconductors & Semiconductor Equipment)(a)	10
3,600	Sumitomo Chemical Co. Ltd. (Chemicals)	14
2,700	Sumitomo Corp. (Trading Companies & Distributors)	37
1,900	Sumitomo Electric Industries Ltd. (Auto Components)	21
600	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	19
3,200	Sumitomo Mitsui Financial Group, Inc. (Banks)	95
800	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	25
700	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	18
300	Suntory Beverage & Food Ltd. (Beverages)	11
400	Sysmex Corp. (Health Care Equipment & Supplies)	24
1,300	T&D Holdings, Inc. (Insurance)	16
500	Taisei Corp. (Construction & Engineering)	16
3,800	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	107
900	TDK Corp. (Electronic Equipment, Instruments & Components)	28
1,600	Terumo Corp. (Health Care Equipment & Supplies)	48
1,200	The Chiba Bank Ltd. (Banks)	7
1,800	The Kansai Electric Power Co., Inc. (Electric Utilities)	18
1,000	The Shizuoka Bank Ltd. (Banks)	6
500	TIS, Inc. (IT Services)	13
500	Tobu Railway Co. Ltd. (Road & Rail)	11
300	Toho Co. Ltd. (Entertainment)	11
1,500	Tokio Marine Holdings, Inc. (Insurance)	87

Shares	Security Description	Value (000)
	Japan (continued)
400	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	$131
1,000	Tokyo Gas Co. Ltd. (Gas Utilities)	21
1,300	Tokyu Corp. (Road & Rail)	15
600	TOPPAN, Inc. (Commercial Services & Supplies)	10
3,400	Toray Industries, Inc. (Chemicals)	19
1,000	Toshiba Corp. (Industrial Conglomerates)	41
600	Tosoh Corp. (Chemicals)	7
300	TOTO Ltd. (Building Products)	10
300	Toyota Industries Corp. (Auto Components)	19
25,600	Toyota Motor Corp. (Automobiles)	396
500	Toyota Tsusho Corp. (Trading Companies & Distributors)	16
300	Trend Micro, Inc. (Software)	15
1,000	Unicharm Corp. (Household Products)	33
500	USS Co. Ltd. (Specialty Retail)	9
200	Welcia Holdings Co. Ltd. (Food & Staples Retailing)	4
500	West Japan Railway Co. (Road & Rail)(a)	18
300	Yakult Honsha Co. Ltd. (Food Products)	17
300	Yamaha Corp. (Leisure Products)	12
800	Yamaha Motor Co. Ltd. (Automobiles)	15
800	Yamato Holdings Co. Ltd. (Air Freight & Logistics)	13
600	Yaskawa Electric Corp. (Machinery)	19
600	Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	10
6,700	Z Holdings Corp. (Interactive Media & Services)	20
300	ZOZO, Inc. (Internet & Direct Marketing Retail)(a)	5
		7,764
	Jersey — 0.12%
24,155	Glencore PLC (Metals & Mining)(a)	131
204	Novocure Ltd. (Health Care Equipment & Supplies)(b)	14
2,653	WPP PLC (Media)	27
		172
	Liberia — 0.01%
579	Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)(b)	20
	Luxembourg — 0.05%
1,541	ArcelorMittal SA (Metals & Mining)	34
330	Eurofins Scientific SE (Life Sciences Tools & Services)	26
1,138	Tenaris SA (Energy Equipment & Services)	15
		75

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Netherlands — 1.42%
1,034	ABN AMRO Bank N.V. (Banks)	$12
223	Adyen N.V. (IT Services)(a)(b)	325
4,449	AEGON N.V. (Insurance)	19
1,431	Airbus SE (Aerospace & Defense)	139
461	Akzo Nobel N.V. (Chemicals)	30
108	Argenx SE (Biotechnology)(b)	40
110	ASM International N.V. (Semiconductors & Semiconductor Equipment)	28
977	ASML Holding N.V. (Semiconductors & Semiconductor Equipment)(a)	468
2,515	CNH Industrial N.V. (Machinery)	29
214	Euronext N.V. (Capital Markets)	17
274	EXOR N.V. (Diversified Financial Services)	17
129	Heineken Holding N.V. (Beverages)	9
659	Heineken N.V. (Beverages)	60
131	IMCD NV (Trading Companies & Distributors)(a)	18
9,432	ING Groep N.V. (Banks)	93
175	JDE Peet’s N.V. (Food Products)	5
431	Just Eat Takeaway.com N.V. (Internet & Direct Marketing Retail)(b)	7
2,558	Koninklijke Ahold Delhaize N.V. (Food & Staples Retailing)	67
426	Koninklijke DSM N.V. (Chemicals)	61
6,568	Koninklijke KPN N.V. (Diversified Telecommunication Services)	23
2,335	Koninklijke Philips N.V. (Health Care Equipment & Supplies)	50
680	LyondellBasell Industries N.V., Class - A (Chemicals)	59
680	NN Group N.V. (Insurance)	31
619	NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	92
248	OCI N.V. (Chemicals)(a)	8
2,082	Prosus N.V. (Internet & Direct Marketing Retail)(a)	136
568	QIAGEN N.V. (Life Sciences Tools & Services)(b)	27
276	Randstad N.V. (Professional Services)	13
1,666	STMicroelectronics N.V. (Semiconductors & Semiconductor Equipment)	52
1,744	Universal Music Group N.V. (Entertainment)	35
654	Wolters Kluwer N.V. (Professional Services)	63
		2,033

Shares	Security Description	Value (000)
	New Zealand — 0.05%
2,680	Auckland International Airport Ltd. (Transportation Infrastructure)(b)	$12
1,455	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	19
1,764	Mercury NZ Ltd. (Electric Utilities)	6
2,860	Meridian Energy Ltd. (Independent Power and Renewable Electricity Producers)	8
5,100	Spark New Zealand Ltd. (Diversified Telecommunication Services)	15
332	Xero Ltd. (Software)(b)	18
		78
	Norway — 0.94%
571	Adevinta ASA (Interactive Media & Services)(b)	4
763	Aker BP ASA (Oil, Gas & Consumable Fuels)	27
2,403	DNB Bank ASA (Banks)	43
33,166	Equinor ASA (Oil, Gas & Consumable Fuels)	1,154
485	Gjensidige Forsikring ASA (Insurance)	10
217	Kongsberg Gruppen ASA (Aerospace & Defense)	8
1,094	Mowi ASA (Food Products)(a)	25
2,954	Norsk Hydro ASA (Metals & Mining)	17
1,866	Orkla ASA (Food Products)	15
134	Salmar ASA (Food Products)	9
1,828	Telenor ASA (Diversified Telecommunication Services)	24
438	Yara International ASA (Chemicals)	18
		1,354
	Portugal — 0.04%
6,487	EDP - Energias de Portugal SA (Electric Utilities)	30
1,241	Galp Energia SGPS SA, B Shares (Oil, Gas & Consumable Fuels)(a)	15
752	Jeronimo Martins SGPS, SA (Food & Staples Retailing)(a)	16
		61
	Singapore — 0.29%
8,441	Ascendas Real Estate Investment Trust (Equity Real Estate Investment Trusts)	17
12,356	CapitaLand Integrated Commercial Trust (Equity Real Estate Investment Trusts)	19
6,700	Capitaland Investment, Ltd. (Real Estate Management & Development)	18
1,000	City Developments Ltd. (Real Estate Management & Development)	6
4,361	DBS Group Holdings Ltd. (Banks)	94
15,700	Genting Singapore Ltd. (Hotels, Restaurants & Leisure)	8
1,880	Grab Holdings Ltd. (Road & Rail)(b)	5

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Singapore (continued)
4,100	Keppel Corp. Ltd. (Industrial Conglomerates)	$19
5,600	Mapletree Commercial Trust (Equity Real Estate Investment Trusts)	7
6,014	Mapletree Logistics Trust (Equity Real Estate Investment Trusts)	7
8,090	Oversea-Chinese Banking Corp. Ltd. (Banks)	66
2,700	Singapore Airlines Ltd. (Airlines)(b)	10
2,000	Singapore Exchange Ltd. (Capital Markets)	14
2,100	Singapore Technologies Engineering Ltd. (Aerospace & Defense)	6
20,700	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	38
3,100	United Overseas Bank Ltd. (Banks)	59
1,000	United Overseas Land Group Ltd. (Real Estate Management & Development)	5
700	Venture Corp. Ltd. (Electronic Equipment, Instruments & Components)	8
5,000	Wilmar International Ltd. (Food Products)	15
		421
	Spain — 0.59%
48	Acciona SA (Electric Utilities)	9
329	ACS Actividades de Construccion y Servicios SA (Construction & Engineering)	8
171	Aena SME SA (Transportation Infrastructure)(b)	22
1,097	Amadeus IT Group SA (IT Services)(b)	61
16,116	Banco Bilbao Vizcaya Argentaria SA (Banks)	73
42,146	Banco Santander SA (Banks)(a)	119
11,788	CaixaBank SA (Banks)	41
1,212	Cellnex Telecom SA (Diversified Telecommunication Services)	47
703	EDP Renovaveis SA (Independent Power and Renewable Electricity Producers)	17
585	Enagas SA (Gas Utilities)(a)	13
802	Endesa SA (Electric Utilities)	15
1,187	Ferrovial SA (Construction & Engineering)	30
756	Grifols SA (Biotechnology)(b)	14
14,070	Iberdrola SA (Electric Utilities)	145
2,635	Industria de Diseno Textil SA (Specialty Retail)	60
491	Naturgy Energy Group SA (Gas Utilities)	14
1,081	Red Electrica Corp. SA (Electric Utilities)	20
3,642	Repsol SA (Oil, Gas & Consumable Fuels)	54
597	Siemens Gamesa Renewable Energy SA, Registered Shares (Electrical Equipment)(b)	11
13,517	Telefonica SA (Diversified Telecommunication Services)	69
		842
	Sweden — 0.70%
779	Alfa Laval AB (Machinery)	19

Shares	Security Description	Value (000)
	Sweden (continued)
2,440	Assa Abloy AB, B Shares (Building Products)	$52
6,496	Atlas Copco AB, Class - A (Machinery)(b)	62
3,956	Atlas Copco AB, Class - B (Machinery)(b)	33
666	Boliden AB (Metals & Mining)	21
623	Electrolux AB, Class - B (Household Durables)	8
1,497	Embracer Group AB (Entertainment)(b)	11
1,637	Epiroc AB, Class - A (Machinery)	25
1,066	Epiroc AB, Class - B (Machinery)	14
721	Equities AB (Capital Markets)	15
1,541	Essity AB, Class - B (Household Products)	40
446	Evolution AB (Hotels, Restaurants & Leisure)	41
1,608	Fastighets AB Balder, B Shares (Real Estate Management & Development)(b)	8
571	Getinge AB, B Shares (Health Care Equipment & Supplies)	13
1,788	H & M Hennes & Mauritz AB, B Shares (Specialty Retail)	21
4,977	Hexagon AB, Class - B (Electronic Equipment, Instruments & Components)	52
172	Holmen AB, B Shares (Paper & Forest Products)	7
854	Husqvarna AB, B Shares (Machinery)	6
282	Industrivarden AB, A Shares (Diversified Financial Services)(a)	6
451	Industrivarden AB, Class - C (Diversified Financial Services)	10
508	Indutrade AB (Trading Companies & Distributors)	9
321	Investment AB Latour, Class - B (Industrial Conglomerates)	6
978	Investor AB, Class - A (Diversified Financial Services)	18
4,536	Investor AB, Class - B (Diversified Financial Services)	76
569	Kinnevik AB, Class - B (Diversified Financial Services)(b)	9
169	L E Lundbergforetagen AB, Class - B (Diversified Financial Services)	7
580	Lifco AB, Class - B (Industrial Conglomerates)	9
4,054	Nibe Industrier AB, Class - B (Building Products)	30
352	Sagax AB, Class - B (Real Estate Management & Development)	6
2,611	Sandvik AB (Machinery)	42
856	Securitas AB, Class - B (Commercial Services & Supplies)	7
1,234	Sinch AB (Software)(b)	4
4,127	Skandinaviska Enskilda Banken AB, Class - A (Banks)	41

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Sweden (continued)
933	Skanska AB, B Shares (Construction & Engineering)	$14
888	SKF AB, B Shares (Machinery)	13
1,426	Svenska Cellulosa AB SCA, Class - B (Paper & Forest Products)	21
3,569	Svenska Handelsbanken AB, A Shares (Banks)	31
2,295	Swedbank AB, A Shares (Banks)	29
1,442	Tele2 AB, B Shares (Wireless Telecommunication Services)	16
7,063	Telefonaktiebolaget LM Ericsson, Class - B (Communications Equipment)	54
6,801	Telia Co. AB (Diversified Telecommunication Services)(a)	26
3,442	Volvo AB, B Shares (Machinery)	54
648	Volvo AB, Class - A (Machinery)	10
1,383	Volvo Car AB, Class - B (Automobiles)(b)	9
		1,005
	Switzerland — 3.66%
3,880	ABB Ltd., Registered Shares (Electrical Equipment)	103
371	Adecco Group AG (Professional Services)(a)	13
1,226	Alcon, Inc. (Health Care Equipment & Supplies)	86
75	Bachem Holding AG, Registered Shares (Life Sciences Tools & Services)	5
117	Baloise Holding AG, Registered Shares (Insurance)	19
8	Barry Callebaut AG, Registered Shares (Food Products)(a)	18
4	Chocoladefabriken Lindt & Spruengli AG (Food Products)	41
1,052	Chubb Ltd. (Insurance)	207
1,267	cie Financiere Richemont SA, Registered Shares (Textiles, Apparel & Luxury Goods)	135
541	Clariant AG, Registered Shares (Chemicals)(b)	10
520	Coca-Cola HBC AG (Beverages)	12
6,878	Credit Suisse Group AG, Registered Shares (Capital Markets)	39
14	EMS-Chemie Holding AG (Chemicals)	10
361	Garmin Ltd. (Household Durables)	35
90	Geberit AG, Registered Shares (Building Products)	43
22	Givaudan SA, Registered Shares (Chemicals)	77
1,325	Holcim Ltd., Registered Shares (Construction Materials)(a)	57
559	Julius Baer Group Ltd. (Capital Markets)	26
137	Kuehne & Nagel International AG, Registered Shares (Marine)	32

Shares	Security Description	Value (000)
	Switzerland (continued)
392	Logitech International SA, Registered Shares (Technology Hardware, Storage & Peripherals)	$20
181	Lonza Group AG, Registered Shares (Life Sciences Tools & Services)(a)	97
6,858	Nestle SA, Registered Shares (Food Products)	801
5,341	Novartis AG, Registered Shares (Pharmaceuticals)	452
53	Partners Group Holding AG (Capital Markets)	48
6,024	Roche Holding AG (Pharmaceuticals)	2,011
75	Roche Holding AG (Pharmaceuticals)	29
102	Schindler Holding AG (Machinery)	19
50	Schindler Holding AG, Registered Shares (Machinery)	9
15	SGS SA, Registered Shares (Professional Services)(a)	34
345	Sika AG, Registered Shares (Chemicals)(a)	80
139	Sonova Holding AG, Registered Shares (Health Care Equipment & Supplies)(a)	44
260	Straumann Holding AG, Registered Shares (Health Care Equipment & Supplies)	31
77	Swiss Life Holding AG (Insurance)	38
190	Swiss Prime Site AG, Registered Shares (Real Estate Management & Development)	17
749	Swiss Re AG (Insurance)	58
66	Swisscom AG, Registered Shares (Diversified Telecommunication Services)	36
800	TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	91
164	Temenos AG, Registered Shares (Software)	14
108	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	5
67	The Swatch Group AG, B Shares (Textiles, Apparel & Luxury Goods)	16
8,627	UBS Group AG (Capital Markets)	139
65	VAT Group AG (Machinery)	15
113	Vifor Pharma AG (Pharmaceuticals)	20
366	Zurich Financial Services AG (Insurance)	159
		5,251
	Taiwan — 0.53%
9,334	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Semiconductors & Semiconductor Equipment)	763
	United Arab Emirates — 0.00%
339	NMC Health PLC (Health Care Providers & Services)(b)(c)	—
	United Kingdom — 4.93%
2,438	3i Group PLC (Capital Markets)	33
5,849	abrdn PLC (Diversified Financial Services)	11

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United Kingdom (continued)
496	Admiral Group PLC (Insurance)(a)	$14
3,739	Amcor PLC (Containers & Packaging)	46
3,061	Anglo American PLC (Metals & Mining)	109
961	Antofagasta PLC (Metals & Mining)	14
517	Aon PLC, Class - A (Insurance)	139
651	Aptiv PLC (Auto Components)(b)	58
1,093	Ashtead Group PLC (Trading Companies & Distributors)	46
902	Associated British Foods PLC (Food Products)	17
3,767	AstraZeneca PLC (Pharmaceuticals)(a)	495
2,623	Auto Trader Group PLC (Interactive Media & Services)(a)	18
258	Aveva Group PLC (Software)	7
6,745	Aviva PLC (Insurance)	33
7,610	BAE Systems PLC (Aerospace & Defense)	77
40,207	Barclays PLC (Banks)(a)	75
2,421	Barratt Developments PLC (Household Durables)(a)	13
314	Berkeley Group Holdings PLC (Household Durables)(b)	14
46,981	BP PLC (Oil, Gas & Consumable Fuels)	222
2,489	British Land Co. PLC (Equity Real Estate Investment Trusts)	14
16,279	BT Group PLC (Diversified Telecommunication Services)	37
886	Bunzl PLC (Trading Companies & Distributors)	29
1,017	Burberry Group PLC (Textiles, Apparel & Luxury Goods)(a)	20
861	Clarivate PLC (Professional Services)(b)	12
530	Coca-Cola Europacific Partners PLC (Beverages)	27
4,480	Compass Group PLC (Hotels, Restaurants & Leisure)	92
4,236	Croda International PLC (Chemicals)(a)	333
5,525	Diageo PLC (Beverages)	237
550	Ferguson PLC (Trading Companies & Distributors)	62
12,229	GlaxoSmithKline PLC (Pharmaceuticals)	263
950	Halma PLC (Electronic Equipment, Instruments & Components)	23
823	Hargreaves Lansdown PLC (Capital Markets)	8
496	Hikma Pharmaceuticals PLC (Pharmaceuticals)(a)	10
48,816	HSBC Holdings PLC (Banks)	318
3,731	Informa PLC (Media)(b)	24
8,828	Intercontinental Hotels Group PLC (Hotels, Restaurants & Leisure)	468
405	Intertek Group PLC (Professional Services)	21
4,095	J Sainsbury PLC (Food & Staples Retailing)	10

Shares	Security Description	Value (000)
	United Kingdom (continued)
6,250	JD Sports Fashion PLC (Specialty Retail)(b)	$9
474	Johnson Matthey PLC (Chemicals)	11
5,168	Kingfisher PLC (Specialty Retail)	15
1,659	Land Securities Group PLC (Equity Real Estate Investment Trusts)	13
194,459	Legal & General Group PLC (Insurance)	567
439	Liberty Global PLC, Class - A (Media)(b)	9
718	Liberty Global PLC, Class - C (Diversified Telecommunication Services)(b)	16
1,235	Linde PLC (Chemicals)	355
174,705	Lloyds Banking Group PLC (Banks)	90
793	London Stock Exchange Group PLC (Capital Markets)(a)	74
6,041	M&G PLC (Diversified Financial Services)	14
10,478	Melrose Industries PLC (Industrial Conglomerates)	19
1,214	Mondi PLC (Paper & Forest Products)	21
8,973	National Grid PLC (Multi-Utilities)	115
14,125	Natwest Group PLC (Banks)(a)	38
350	Next PLC (Multiline Retail)	25
1,147	Ocado Group PLC (Food & Staples Retailing)(a)(b)	11
1,722	Pearson PLC (Media)	16
795	Persimmon PLC (Household Durables)	18
1,175	Phoenix Group Holdings PLC (Insurance)	8
6,528	Prudential PLC (Insurance)	81
1,729	RecKitt Benckiser Group PLC (Household Products)	130
4,686	RELX PLC (Professional Services)	127
4,625	Rentokil Initial PLC (Commercial Services & Supplies)	27
2,735	Rio Tinto PLC (Metals & Mining)	164
20,995	Rolls-Royce Holdings PLC (Aerospace & Defense)(b)	21
325	Schroders PLC (Capital Markets)	11
3,088	Segro PLC (Equity Real Estate Investment Trusts)	37
377	Sensata Technologies Holding PLC (Electrical Equipment)	16
626	Severn Trent PLC (Water Utilities)(a)	21
18,353	Shell PLC (Oil, Gas & Consumable Fuels)	477
2,223	Smith & Nephew PLC (Health Care Equipment & Supplies)	31
939	Smiths Group PLC (Industrial Conglomerates)	16
184	Spirax-Sarco Engineering PLC (Machinery)	22
2,541	SSE PLC (Electric Utilities)	50
21,298	St. James Place PLC (Capital Markets)	286
6,902	Standard Chartered PLC (Banks)	52
4,956	Stellantis N.V. (Automobiles)	61

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United Kingdom (continued)
7,703	Taylor Wimpey PLC (Household Durables)(a)	$11
18,103	Tesco PLC (Food & Staples Retailing)	56
2,722	The Sage Group PLC (Software)	21
6,205	Unilever PLC (Personal Products)	281
1,702	United Utilities Group PLC (Water Utilities)	21
66,705	Vodafone Group PLC (Wireless Telecommunication Services)	103
468	Whitbread PLC (Hotels, Restaurants & Leisure)	14
275	Willis Towers Watson PLC (Insurance)	54
		7,084
	United States — 65.32%
1,377	3M Co. (Industrial Conglomerates)	178
352	A.O. Smith Corp. (Building Products)	19
4,288	Abbott Laboratories (Health Care Equipment & Supplies)	466
4,329	AbbVie, Inc. (Biotechnology)	663
110	Abiomed, Inc. (Health Care Equipment & Supplies)(b)	27
1,528	Accenture PLC, Class - A (IT Services)	424
1,897	Activision Blizzard, Inc. (Entertainment)	148
1,161	Adobe, Inc. (Software)(b)	425
160	Advance Auto Parts, Inc. (Specialty Retail)	28
4,029	Advanced Micro Devices, Inc. (Semiconductors & Semiconductor Equipment)(b)	308
1,458	Aflac, Inc. (Insurance)	81
747	Agilent Technologies, Inc. (Life Sciences Tools & Services)	89
547	Air Products & Chemicals, Inc. (Chemicals)	132
412	Akamai Technologies, Inc. (IT Services)(b)	38
281	Albemarle Corp. (Chemicals)	59
433	Alcoa Corp. (Metals & Mining)	20
357	Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)	52
181	Align Technology, Inc. (Health Care Equipment & Supplies)(b)	43
34	Alleghany Corp. (Insurance)(b)	28
624	Alliant Energy Corp. (Electric Utilities)	37
918	Ally Financial, Inc. (Consumer Finance)	31
293	Alnylam Pharmaceuticals, Inc. (Biotechnology)(b)	43
1,473	Alphabet, Inc., Class - A (Interactive Media & Services)(b)	3,208
688	Alphabet, Inc., Class - C (Interactive Media & Services)(b)	1,504
32,060	Amazon.com, Inc. (Internet & Direct Marketing Retail)(b)	3,404

Shares	Security Description	Value (000)
	United States (continued)
1,223	AMC Entertainment Holdings, Inc. (Entertainment)(b)	$17
22	AMERCO (Road & Rail)	11
628	Ameren Corp. (Multi-Utilities)	57
1,229	American Electric Power Company, Inc. (Electric Utilities)	118
1,597	American Express Co. (Consumer Finance)	221
651	American Homes 4 Rent, Class - A (Equity Real Estate Investment Trusts)	23
2,083	American International Group, Inc. (Insurance)	107
1,114	American Tower Corp. (Equity Real Estate Investment Trusts)	285
441	American Water Works Co., Inc. (Water Utilities)	66
286	Ameriprise Financial, Inc. (Capital Markets)	68
394	AmerisourceBergen Corp. (Health Care Providers & Services)	56
2,759	Amgen, Inc. (Biotechnology)	672
1,444	Amphenol Corp., Class - A (Electronic Equipment, Instruments & Components)	93
1,296	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	189
3,608	Annaly Capital Management, Inc. (Mortgage Real Estate Investment Trusts)	21
215	ANSYS, Inc. (Software)(b)	51
827	APA Corp. (Oil, Gas & Consumable Fuels)	29
39,724	Apple, Inc. (Technology Hardware, Storage & Peripherals)	5,430
2,178	Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	198
597	Aramark (Hotels, Restaurants & Leisure)	18
1,364	Archer-Daniels-Midland Co. (Food Products)	106
580	Arista Networks, Inc. (Communications Equipment)(b)	54
181	Arrow Electronics, Inc. (Electronic Equipment, Instruments & Components)(b)	20
527	Arthur J. Gallagher & Co. (Insurance)	86
147	Assurant, Inc. (Insurance)	25
17,298	AT&T, Inc. (Diversified Telecommunication Services)	363
304	Atmos Energy Corp. (Gas Utilities)	34
533	Autodesk, Inc. (Software)(b)	92
1,047	Automatic Data Processing, Inc. (IT Services)	220
473	AutoZone, Inc. (Specialty Retail)(b)	1,016
210	Avalara, Inc. (Software)(b)	15
346	AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)	67
1,324	Avantor, Inc. (Life Sciences Tools & Services)(b)	41
211	Avery Dennison Corp. (Containers & Packaging)	34

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
2,288	Baker Hughes, Inc. (Energy Equipment & Services)	$66
826	Ball Corp. (Containers & Packaging)	57
17,525	Bank of America Corp. (Banks)	546
646	Bath & Body Works, Inc. (Specialty Retail)	17
700	Bausch Health Companies, Inc. (Pharmaceuticals)(b)	6
1,224	Baxter International, Inc. (Health Care Equipment & Supplies)	79
691	Becton Dickinson & Co. (Health Care Equipment & Supplies)	170
420	Bentley Systems, Inc., Class - B (Software)	14
3,136	Berkshire Hathaway, Inc., Class - B (Diversified Financial Services)(b)	856
559	Best Buy Co., Inc. (Specialty Retail)	36
188	Bill.com Holdings, Inc. (Software)(b)	21
366	Biogen, Inc. (Biotechnology)(b)	75
458	BioMarin Pharmaceutical, Inc. (Biotechnology)(b)	38
47	Bio-Rad Laboratories, Inc., Class - A (Life Sciences Tools & Services)(b)	23
87	Bio-Techne Corp. (Life Sciences Tools & Services)	30
378	Black Knight, Inc. (IT Services)(b)	25
368	BlackRock, Inc., Class - A (Capital Markets)	224
7,614	Blackstone, Inc., Class - A (Capital Markets)	694
1,270	Block, Inc. (IT Services)(b)	78
101	Booking Holdings, Inc. (Hotels, Restaurants & Leisure)(b)	177
354	Booz Allen Hamilton Holding Corp. (Professional Services)	32
595	BorgWarner, Inc. (Auto Components)	20
362	Boston Properties, Inc. (Equity Real Estate Investment Trusts)	32
3,476	Boston Scientific Corp. (Health Care Equipment & Supplies)(b)	130
5,279	Bristol-Myers Squibb Co. (Pharmaceuticals)	406
988	Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	480
292	Broadridge Financial Solutions, Inc. (IT Services)	42
300	Brookfield Renewable Corp., Class - A (Independent Power and Renewable Electricity Producers)(a)	11
611	Brown & Brown, Inc. (Insurance)	36
787	Brown-Forman Corp., Class - B (Beverages)	55
169	Burlington Stores, Inc. (Specialty Retail)(b)	23

Shares	Security Description	Value (000)
	United States (continued)
341	C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	$35
12	Cable One, Inc. (Media)	15
674	Cadence Design Systems, Inc. (Software)(b)	101
509	Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)(b)	19
252	Camden Property Trust (Equity Real Estate Investment Trusts)	34
423	Campbell Soup Co. (Food Products)	20
1,022	Capital One Financial Corp. (Consumer Finance)	106
746	Cardinal Health, Inc. (Health Care Providers & Services)	39
415	CarMax, Inc. (Specialty Retail)(b)	38
1,986	Carrier Global Corp. (Building Products)	71
431	Catalent, Inc. (Pharmaceuticals)(b)	46
1,293	Caterpillar, Inc. (Machinery)	231
283	CBOE Global Markets, Inc. (Capital Markets)	32
811	CBRE Group, Inc., Class - A (Real Estate Management & Development)(b)	60
338	CDW Corp. (Electronic Equipment, Instruments & Components)	53
280	Celanese Corp., Series A (Chemicals)	33
1,423	Centene Corp. (Health Care Providers & Services)(b)	120
1,460	CenterPoint Energy, Inc. (Multi-Utilities)	43
325	Ceridian HCM Holding, Inc. (Software)(b)	15
523	CF Industries Holdings, Inc. (Chemicals)	45
122	Charles River Laboratories International, Inc. (Life Sciences Tools & Services)(b)	26
578	Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)	77
4,718	Chevron Corp. (Oil, Gas & Consumable Fuels)	683
67	Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)(b)	88
557	Church & Dwight Co., Inc. (Household Products)	52
804	Cigna Corp. (Health Care Providers & Services)	212
361	Cincinnati Financial Corp. (Insurance)	43
224	Cintas Corp. (Commercial Services & Supplies)	84
10,064	Cisco Systems, Inc. (Communications Equipment)	429
4,856	Citigroup, Inc. (Banks)	223
1,159	Citizens Financial Group, Inc. (Banks)	41
300	Citrix Systems, Inc. (Software)	29
1,262	Cleveland-Cliffs, Inc. (Metals & Mining)(b)	19
643	Cloudflare, Inc., Class - A (Software)(b)	28
873	CME Group, Inc. (Capital Markets)	179
724	CMS Energy Corp. (Multi-Utilities)	49

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
430	Cognex Corp. (Electronic Equipment, Instruments & Components)	$18
1,313	Cognizant Technology Solutions Corp. (IT Services)	89
302	Coinbase Global, Inc., Class - A (Capital Markets)(b)	14
1,956	Colgate-Palmolive Co. (Household Products)	157
11,031	Comcast Corp., Class - A (Media)	433
1,241	Conagra Brands, Inc. (Food Products)	42
3,148	ConocoPhillips (Oil, Gas & Consumable Fuels)	283
876	Consolidated Edison, Inc. (Multi-Utilities)	83
407	Constellation Brands, Inc., Class - A (Beverages)	95
776	Constellation Energy Corp. (Electric Utilities)	44
534	Copart, Inc. (Commercial Services & Supplies)(b)	58
1,975	Corning, Inc. (Electronic Equipment, Instruments & Components)	62
1,807	Corteva, Inc. (Chemicals)	98
1,081	Costco Wholesale Corp. (Food & Staples Retailing)	518
2,053	Coterra Energy, Inc. (Oil, Gas & Consumable Fuels)	53
178	Coupa Software, Inc. (Software)(b)	10
477	Crowdstrike Holdings, Inc., Class - A (Software)(b)	80
1,067	Crown Castle International Corp. (Equity Real Estate Investment Trusts)	180
342	Crown Holdings, Inc. (Containers & Packaging)	32
31,291	CSX Corp. (Road & Rail)	909
356	Cummins, Inc. (Machinery)	69
3,116	CVS Health Corp. (Health Care Providers & Services)	289
832	D.R. Horton, Inc. (Household Durables)	55
4,972	Danaher Corp. (Health Care Equipment & Supplies)	1,260
338	Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	38
546	Datadog, Inc., Class - A (Software)(b)	52
185	DaVita, Inc. (Health Care Providers & Services)(b)	15
708	Deere & Co. (Machinery)	212
702	DELL Technologies, Inc., Class - C (Technology Hardware, Storage & Peripherals)	32
418	Delta Air Lines, Inc. (Airlines)(b)	12
561	DENTSPLY SIRONA, Inc. (Health Care Equipment & Supplies)	20

Shares	Security Description	Value (000)
	United States (continued)
1,569	Devon Energy Corp. (Oil, Gas & Consumable Fuels)	$86
944	Dexcom, Inc. (Health Care Equipment & Supplies)(b)	70
412	Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	50
695	Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)	90
738	Discover Financial Services (Consumer Finance)	70
466	DocuSign, Inc. (Software)(b)	27
576	Dollar General Corp. (Multiline Retail)	141
565	Dollar Tree, Inc. (Multiline Retail)(b)	88
1,969	Dominion Energy, Inc. (Multi-Utilities)	157
99	Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)	39
504	DoorDash, Inc., Class - A (Internet & Direct Marketing Retail)(b)	32
350	Dover Corp. (Machinery)	42
1,796	Dow, Inc. (Chemicals)	93
766	Dropbox, Inc., Class - A (Software)(b)	16
490	DTE Energy Co. (Multi-Utilities)	62
1,855	Duke Energy Corp. (Electric Utilities)	199
938	Duke Realty Corp. (Equity Real Estate Investment Trusts)	52
1,299	DuPont de Nemours, Inc. (Chemicals)	72
426	Dynatrace, Inc. (Software)(b)	17
304	Eastman Chemical Co. (Chemicals)	27
1,566	eBay, Inc. (Internet & Direct Marketing Retail)	65
624	Ecolab, Inc. (Chemicals)	96
915	Edison International (Electric Utilities)	58
1,510	Edwards Lifesciences Corp. (Health Care Equipment & Supplies)(b)	144
1,000	Elanco Animal Health, Inc. (Pharmaceuticals)(b)	20
699	Electronic Arts, Inc. (Entertainment)	85
582	Elevance Health, Inc. (Health Care Providers & Services)	281
1,979	Eli Lilly & Co. (Pharmaceuticals)	642
1,451	Emerson Electric Co. (Electrical Equipment)	115
315	Enphase Energy, Inc. (Semiconductors & Semiconductor Equipment)(b)	62
305	Entegris, Inc. (Semiconductors & Semiconductor Equipment)	28
508	Entergy Corp. (Electric Utilities)	57
1,408	EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	155
139	EPAM Systems, Inc. (IT Services)(b)	41
825	EQT Corp. (Oil, Gas & Consumable Fuels)	28
296	Equifax, Inc. (Professional Services)	54

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
221	Equinix, Inc. (Equity Real Estate Investment Trusts)	$145
940	Equitable Holdings, Inc. (Diversified Financial Services)	25
399	Equity Lifestyle Properties, Inc. (Equity Real Estate Investment Trusts)	28
881	Equity Residential (Equity Real Estate Investment Trusts)	64
63	Erie Indemnity Co., Class - A (Insurance)	12
545	Essential Utilities, Inc. (Water Utilities)	25
158	Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)	41
309	Etsy, Inc. (Internet & Direct Marketing Retail)(b)	23
581	Evergy, Inc. (Electric Utilities)	38
842	Eversource Energy (Electric Utilities)	71
376	Exact Sciences Corp. (Biotechnology)(b)	15
2,361	Exelon Corp. (Electric Utilities)	107
347	Expedia Group, Inc. (Hotels, Restaurants & Leisure)(b)	33
434	Expeditors International of Washington, Inc. (Air Freight & Logistics)	42
327	Extra Space Storage, Inc. (Equity Real Estate Investment Trusts)	56
10,268	Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	879
153	F5, Inc. (Communications Equipment)(b)	23
96	FactSet Research Systems, Inc. (Capital Markets)	37
75	Fair Isaac Corp. (Software)(b)	30
1,398	Fastenal Co. (Trading Companies & Distributors)	70
618	FedEx Corp. (Air Freight & Logistics)	140
676	Fidelity National Financial, Inc. (Insurance)	25
1,510	Fidelity National Information Services, Inc. (IT Services)	138
1,665	Fifth Third Bancorp (Banks)	56
5,715	First Republic Bank (Banks)	824
1,378	FirstEnergy Corp. (Electric Utilities)	53
1,441	Fiserv, Inc. (IT Services)(b)	128
193	FleetCor Technologies, Inc. (IT Services)(b)	41
331	FMC Corp. (Chemicals)	35
1,720	Fortinet, Inc. (Software)(b)	97
18,829	Fortive Corp. (Machinery)	1,024
336	Fortune Brands Home & Security, Inc. (Building Products)	20
832	Fox Corp., Class - A (Media)	27
244	Fox Corp., Class - B (Media)	7
748	Franklin Resources, Inc. (Capital Markets)	17
3,696	Freeport-McMoRan, Inc. (Metals & Mining)	108
209	Gartner, Inc. (IT Services)(b)	51

Shares	Security Description	Value (000)
	United States (continued)
153	Generac Holdings, Inc. (Electrical Equipment)(b)	$32
589	General Dynamics Corp. (Aerospace & Defense)	130
2,676	General Electric Co. (Industrial Conglomerates)	170
1,485	General Mills, Inc. (Food Products)	112
3,224	General Motors Co. (Automobiles)(b)	102
367	Genuine Parts Co. (Distributors)	49
3,055	Gilead Sciences, Inc. (Biotechnology)	189
728	Global Payments, Inc. (IT Services)	81
436	GoDaddy, Inc., Class - A (IT Services)(b)	30
208	Guidewire Software, Inc. (Software)(b)	15
2,310	Halliburton Co. (Energy Equipment & Services)	72
328	Hasbro, Inc. (Leisure Products)	27
612	HCA Healthcare, Inc. (Health Care Providers & Services)	103
1,356	Healthpeak Properties, Inc. (Equity Real Estate Investment Trusts)	35
100	HEICO Corp. (Aerospace & Defense)	13
183	HEICO Corp., Class - A (Aerospace & Defense)	19
370	Henry Schein, Inc. (Health Care Providers & Services)(b)	28
700	Hess Corp. (Oil, Gas & Consumable Fuels)	74
3,301	Hewlett Packard Enterprise Co. (Technology Hardware, Storage & Peripherals)	44
684	Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	76
613	Hologic, Inc. (Health Care Equipment & Supplies)(b)	42
1,655	Honeywell International, Inc. (Industrial Conglomerates)	288
749	Hormel Foods Corp. (Food Products)	35
1,807	Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	28
979	Howmet Aerospace, Inc. (Aerospace & Defense)	31
2,735	HP, Inc. (Technology Hardware, Storage & Peripherals)	90
106	HubSpot, Inc. (Software)(b)	32
321	Humana, Inc. (Health Care Providers & Services)	150
3,515	Huntington Bancshares, Inc. (Banks)	42
103	Huntington Ingalls Industries, Inc. (Aerospace & Defense)	22
142	IDEX Corp. (Machinery)	26
207	IDEXX Laboratories, Inc. (Health Care Equipment & Supplies)(b)	73
768	Illinois Tool Works, Inc. (Machinery)	140
367	Illumina, Inc. (Life Sciences Tools & Services)(b)	68
10,777	Incyte Corp. (Biotechnology)(b)	819
891	Ingersoll Rand, Inc. (Machinery)	37

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
158	Insulet Corp. (Health Care Equipment & Supplies)(b)	$34
9,907	Intel Corp. (Semiconductors & Semiconductor Equipment)	371
1,375	Intercontinental Exchange, Inc. (Capital Markets)	129
2,182	International Business Machines Corp. (IT Services)	308
626	International Flavors & Fragrances, Inc. (Chemicals)	75
727	International Paper Co. (Containers & Packaging)	30
661	Intuit, Inc. (Software)	255
861	Intuitive Surgical, Inc. (Health Care Equipment & Supplies)(b)	173
1,407	Invitation Homes, Inc. (Equity Real Estate Investment Trusts)	50
468	IQVIA Holdings, Inc. (Life Sciences Tools & Services)(b)	102
722	Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	35
196	Jack Henry & Associates, Inc. (IT Services)	35
299	Jacobs Engineering Group, Inc. (Professional Services)	38
152	Jazz Pharmaceuticals PLC (Pharmaceuticals)(b)	24
214	JB Hunt Transport Services, Inc. (Road & Rail)	34
6,377	Johnson & Johnson (Pharmaceuticals)	1,132
1,745	Johnson Controls International PLC (Building Products)	84
7,189	JPMorgan Chase & Co. (Banks)	810
661	Juniper Networks, Inc. (Communications Equipment)	19
653	Kellogg Co. (Food Products)	47
1,823	Keurig Dr Pepper, Inc. (Beverages)	65
2,368	KeyCorp (Banks)	41
447	Keysight Technologies, Inc. (Electronic Equipment, Instruments & Components)(b)	62
827	Kimberly-Clark Corp. (Household Products)	112
1,458	Kimco Realty Corp. (Equity Real Estate Investment Trusts)	29
4,978	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	83
1,264	KKR & Co., Inc. (Capital Markets)	59
377	KLA Corp. (Semiconductors & Semiconductor Equipment)	120
384	Knight-Swift Transportation Holdings, Inc. (Road & Rail)	18
467	L3Harris Technologies, Inc. (Aerospace & Defense)	113

Shares	Security Description	Value (000)
	United States (continued)
227	Laboratory Corporation of America Holdings (Health Care Providers & Services)	$53
349	Lam Research Corp. (Semiconductors & Semiconductor Equipment)	149
882	Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)(b)	30
147	Lear Corp. (Auto Components)	19
343	Leidos Holdings, Inc. (Professional Services)	35
653	Lennar Corp., Class - A (Household Durables)	46
87	Lennox International, Inc. (Building Products)	18
382	Liberty Broadband Corp., Class - C (Media)(b)	44
401	Lincoln National Corp. (Insurance)	19
382	Live Nation Entertainment, Inc. (Entertainment)(b)	32
744	LKQ Corp. (Distributors)	37
591	Lockheed Martin Corp. (Aerospace & Defense)	254
381	Loews Corp. (Insurance)	23
1,630	Lowe’s Companies, Inc. (Specialty Retail)	285
198	LPL Financial Holdings, Inc. (Capital Markets)	37
1,022	Lucid Group, Inc. (Automobiles)(b)	18
2,503	Lumen Technologies, Inc. (Diversified Telecommunication Services)	27
669	Lyft, Inc., Class - A (Road & Rail)(b)	9
420	M&T Bank Corp. (Banks)	67
1,663	Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	37
1,381	Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	114
33	Markel Corp. (Insurance)(b)	43
1,274	MarketAxess Holdings, Inc. (Capital Markets)	326
667	Marriott International, Inc., Class - A (Hotels, Restaurants & Leisure)	91
1,231	Marsh & McLennan Companies, Inc. (Insurance)	191
159	Martin Marietta Materials, Inc. (Construction Materials)	48
1,969	Marvell Technology, Inc. (Semiconductors & Semiconductor Equipment)	86
619	Masco Corp. (Building Products)	31
128	Masimo Corp. (Health Care Equipment & Supplies)(b)	17
2,131	MasterCard, Inc., Class - A (IT Services)	672
630	McCormick & Company, Inc. (Food Products)	52
1,802	McDonald’s Corp. (Hotels, Restaurants & Leisure)	445
388	McKesson Corp. (Health Care Providers & Services)	127
1,392	Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts)	21

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
111	MercadoLibre, Inc. (Internet & Direct Marketing Retail)(b)	$71
6,178	Merck & Co., Inc. (Pharmaceuticals)	563
1,681	MetLife, Inc. (Insurance)	106
58	Mettler-Toledo International, Inc. (Life Sciences Tools & Services)(b)	67
969	MGM Resorts International (Hotels, Restaurants & Leisure)	28
1,314	Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	76
2,755	Micron Technology, Inc. (Semiconductors & Semiconductor Equipment)	152
23,433	Microsoft Corp. (Software)	6,017
291	Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)	51
853	Moderna, Inc. (Biotechnology)(b)	122
144	Mohawk Industries, Inc. (Household Durables)(b)	18
139	Molina Heathcare, Inc. (Health Care Providers & Services)(b)	39
479	Molson Coors Beverage Co., Class - B (Beverages)	26
3,411	Mondelez International, Inc., Class - A (Food Products)	212
151	MongoDB, Inc. (IT Services)(b)	39
102	Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	39
410	Moody’s Corp. (Capital Markets)	112
3,295	Morgan Stanley (Capital Markets)	251
409	Motorola Solutions, Inc. (Communications Equipment)	86
272	Nasdaq, Inc. (Capital Markets)	41
576	NetApp, Inc. (Technology Hardware, Storage & Peripherals)	38
1,081	Netflix, Inc. (Entertainment)(b)	189
236	Neurocrine Biosciences, Inc. (Biotechnology)(b)	23
966	Newell Brands, Inc. (Household Durables)	18
1,981	Newmont Corp. (Metals & Mining)	118
4,822	NextEra Energy, Inc. (Electric Utilities)	374
3,137	NIKE, Inc., Class - B (Textiles, Apparel & Luxury Goods)	321
943	NiSource, Inc. (Multi-Utilities)	28
128	Nordson Corp. (Machinery)	26
559	Norfolk Southern Corp. (Road & Rail)	127
484	Northern Trust Corp. (Capital Markets)	47

Shares	Security Description	Value (000)
	United States (continued)
356	Northrop Grumman Corp. (Aerospace & Defense)	$170
1,470	Nortonlifelock, Inc. (Software)	32
592	NRG Energy, Inc. (Electric Utilities)	23
689	Nucor Corp. (Metals & Mining)	72
9,667	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	1,466
8	NVR, Inc. (Household Durables)(b)	32
2,279	Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	134
377	Okta, Inc. (IT Services)(b)	34
234	Old Dominion Freight Line, Inc. (Road & Rail)	60
555	Omnicom Group, Inc. (Media)	35
1,010	ON Semiconductor Corp. (Semiconductors & Semiconductor Equipment)(b)	51
1,109	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	62
3,857	Oracle Corp. (Software)	269
1,007	Otis Worldwide Corp. (Machinery)	71
250	Owens Corning (Building Products)	19
836	PACCAR, Inc. (Machinery)	69
243	Packaging Corporation of America (Containers & Packaging)	33
243	Palo Alto Networks, Inc. (Software)(b)	120
1,495	Paramount Global, Class - B (Media)	37
311	Parker Hannifin Corp. (Machinery)	77
790	Paychex, Inc. (IT Services)	90
127	PAYCOM Software, Inc. (Software)(b)	36
2,717	PayPal Holdings, Inc. (IT Services)(b)	190
11,235	PepsiCo, Inc. (Beverages)	1,871
280	PerkinElmer, Inc. (Life Sciences Tools & Services)	40
3,595	PG&E Corp. (Electric Utilities)(b)	36
1,129	Phillips 66 (Oil, Gas & Consumable Fuels)	93
565	Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	126
1,248	Plug Power, Inc. (Electrical Equipment)(b)	21
975	PNC Financial Services Group, Inc. (Banks)	154
98	Pool Corp. (Distributors)	34
569	PPG Industries, Inc. (Chemicals)	65
1,723	PPL Corp. (Electric Utilities)	47
579	Principal Financial Group, Inc. (Insurance)	39
1,809	Prologis, Inc. (Equity Real Estate Investment Trusts)	213
863	Prudential Financial, Inc. (Insurance)	83
276	PTC, Inc. (Software)(b)	29
1,236	Public Service Enterprise Group, Inc. (Multi-Utilities)	78

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
386	Public Storage (Equity Real Estate Investment Trusts)	$121
647	PulteGroup, Inc. (Household Durables)	26
274	Qorvo, Inc. (Semiconductors & Semiconductor Equipment)(b)	26
2,746	QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	351
350	Quanta Services, Inc. (Construction & Engineering)	44
319	Quest Diagnostics, Inc. (Health Care Providers & Services)	42
471	Raymond James Financial, Inc. (Capital Markets)	42
3,677	Raytheon Technologies Corp. (Aerospace & Defense)	353
1,476	Realty Income Corp. (Equity Real Estate Investment Trusts)	101
373	Regency Centers Corp. (Equity Real Estate Investment Trusts)	22
267	Regeneron Pharmaceuticals, Inc. (Biotechnology)(b)	158
2,436	Regions Financial Corp. (Banks)	46
540	Republic Services, Inc. (Commercial Services & Supplies)	71
354	ResMed, Inc. (Health Care Equipment & Supplies)	74
179	RingCentral, Inc., Class - A (Software)(b)	9
475	Rivian Automotive, Inc., Class - A (Automobiles)(b)	12
298	Robert Half International, Inc. (Professional Services)	22
282	Rockwell Automation, Inc. (Electrical Equipment)	56
288	Roku, Inc. (Entertainment)(b)	24
474	Rollins, Inc. (Commercial Services & Supplies)	17
254	Roper Technologies, Inc. (Industrial Conglomerates)	100
862	Ross Stores, Inc. (Specialty Retail)	61
327	RPM International, Inc. (Chemicals)	26
856	S&P Global, Inc. (Capital Markets)	289
2,385	Salesforce, Inc. (Software)(b)	394
270	SBA Communications Corp. (Equity Real Estate Investment Trusts)	86
3,354	Schlumberger N.V. (Energy Equipment & Services)	120
332	Seagen, Inc. (Biotechnology)(b)	59
371	Sealed Air Corp. (Containers & Packaging)	21
766	Sempra Energy (Multi-Utilities)	115

Shares	Security Description	Value (000)
	United States (continued)
483	ServiceNow, Inc. (Software)(b)	$230
815	Simon Property Group, Inc. (Equity Real Estate Investment Trusts)	77
1,436	Sirius XM Holdings, Inc. (Media)	9
402	Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	37
2,657	Snap, Inc., Class - A (Interactive Media & Services)(b)	35
132	Snap-on, Inc. (Machinery)	26
513	Snowflake, Inc., Class - A (IT Services)(b)	71
410	Southwest Airlines Co. (Airlines)(b)	15
394	Splunk, Inc. (Software)(b)	35
388	Stanley Black & Decker, Inc. (Machinery)	41
2,775	Starbucks Corp. (Hotels, Restaurants & Leisure)	212
856	State Street Corp. (Capital Markets)	53
433	Steel Dynamics, Inc. (Metals & Mining)	29
281	Sun Communities, Inc. (Equity Real Estate Investment Trusts)	45
1,373	SVB Financial Group (Banks)(b)	542
1,295	Synchrony Financial (Consumer Finance)	36
371	Synopsys, Inc. (Software)(b)	113
1,248	Sysco Corp. (Food & Staples Retailing)	106
548	T. Rowe Price Group, Inc. (Capital Markets)	62
387	Take-Two Interactive Software, Inc. (Entertainment)(b)	47
560	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	33
1,159	Target Corp. (Multiline Retail)	164
347	Teladoc Health, Inc. (Health Care Technology)(b)	12
131	Teledyne Technologies, Inc. (Electronic Equipment, Instruments & Components)(b)	49
118	Teleflex, Inc. (Health Care Equipment & Supplies)	29
356	Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	32
2,139	Tesla, Inc. (Automobiles)(b)	1,439
2,248	Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	345
551	Textron, Inc. (Aerospace & Defense)	34
1,676	The AES Corp. (Independent Power and Renewable Electricity Producers)	35
653	The Allstate Corp. (Insurance)	83
1,892	The Bank of New York Mellon Corp. (Capital Markets)	79
1,356	The Boeing Co. (Aerospace & Defense)(b)	185
303	The Carlyle Group, Inc. (Capital Markets)	10
15,507	The Charles Schwab Corp. (Capital Markets)	980

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
320	The Clorox Co. (Household Products)	$45
10,025	The Coca-Cola Co. (Beverages)	631
126	The Cooper Companies, Inc. (Health Care Equipment & Supplies)	39
3,662	The Estee Lauder Companies, Inc. (Personal Products)	932
814	The Goldman Sachs Group, Inc. (Capital Markets)	242
870	The Hartford Financial Services Group, Inc. (Insurance)	57
358	The Hershey Co. (Food Products)	77
2,534	The Home Depot, Inc. (Specialty Retail)	695
935	The Interpublic Group of Companies, Inc. (Media)	26
238	The J.M. Smucker Co. (Food Products)	30
1,776	The Kraft Heinz Co. (Food Products)	68
1,752	The Kroger Co. (Food & Staples Retailing)	83
882	The Mosaic Co. (Chemicals)	42
5,827	The Procter & Gamble Co. (Household Products)	838
1,421	The Progressive Corp. (Insurance)	165
612	The Sherwin-Williams Co. (Chemicals)	137
2,569	The Southern Co. (Electric Utilities)	183
2,921	The TJX Companies, Inc. (Specialty Retail)	163
613	The Travelers Companies, Inc. (Insurance)	104
4,432	The Walt Disney Co. (Entertainment)(b)	418
1,057	The Western Union Co. (IT Services)	17
2,892	The Williams Companies, Inc. (Oil, Gas & Consumable Fuels)	90
958	Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	520
9,896	T-Mobile US, Inc. (Wireless Telecommunication Services)(b)	1,332
280	Tractor Supply Co. (Specialty Retail)	54
239	Tradeweb Markets, Inc., Class - A (Capital Markets)	16
579	Trane Technologies PLC (Building Products)	75
129	TransDigm Group, Inc. (Aerospace & Defense)(b)	69
480	TransUnion (Professional Services)	38
628	Trimble, Inc. (Electronic Equipment, Instruments & Components)(b)	37
3,214	Truist Financial Corp. (Banks)	152
396	Twilio, Inc., Class - A (IT Services)(b)	33
1,981	Twitter, Inc. (Interactive Media & Services)(b)	74
99	Tyler Technologies, Inc. (Software)(b)	33
753	Tyson Foods, Inc., Class - A (Food Products)	65
3,445	U.S. Bancorp (Banks)	159
3,598	Uber Technologies, Inc. (Road & Rail)(b)	74

Shares	Security Description	Value (000)
	United States (continued)
748	UDR, Inc. (Equity Real Estate Investment Trusts)	$34
502	UGI Corp. (Gas Utilities)	19
127	Ulta Beauty, Inc. (Specialty Retail)(b)	49
1,528	Union Pacific Corp. (Road & Rail)	326
1,789	United Parcel Service, Inc., Class - B (Air Freight & Logistics)	327
172	United Rentals, Inc. (Trading Companies & Distributors)(b)	42
6,041	UnitedHealth Group, Inc. (Health Care Providers & Services)	3,101
526	Unity Software, Inc. (Software)(b)	19
797	V.F. Corp. (Textiles, Apparel & Luxury Goods)	35
98	Vail Resorts, Inc. (Hotels, Restaurants & Leisure)	21
1,014	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	108
333	Veeva Systems, Inc., Class - A (Health Care Technology)(b)	66
951	Ventas, Inc. (Equity Real Estate Investment Trusts)	49
244	VeriSign, Inc. (IT Services)(b)	41
372	Verisk Analytics, Inc., Class - A (Professional Services)	64
10,103	Verizon Communications, Inc. (Diversified Telecommunication Services)	513
633	Vertex Pharmaceuticals, Inc. (Biotechnology)(b)	178
3,079	Viatris, Inc. (Pharmaceuticals)	32
2,135	VICI Properties, Inc. (Equity Real Estate Investment Trusts)	64
3,996	Visa, Inc., Class - A (IT Services)	787
1,051	Vistra Corp. (Independent Power and Renewable Electricity Producers)	24
508	VMware, Inc., Class - A (Software)	58
338	Vulcan Materials Co. (Construction Materials)	48
550	W.R. Berkley Corp. (Insurance)	38
109	W.W. Grainger, Inc. (Trading Companies & Distributors)	50
1,782	Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	68
3,727	Walmart, Inc. (Food & Staples Retailing)	453
5,366	Warner Bros. Discovery, Inc. (Entertainment)(b)	72
977	Waste Management, Inc. (Commercial Services & Supplies)	149
148	Waters Corp. (Life Sciences Tools & Services)(b)	49
174	Wayfair, Inc., Class - A (Internet & Direct Marketing Retail)(b)	8
383	Webster Financial Corp. (Banks)	16
793	WEC Energy Group, Inc. (Multi-Utilities)	80
9,187	Wells Fargo & Co. (Banks)	360

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
1,078	Welltower, Inc. (Equity Real Estate Investment Trusts)	$89
180	West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	54
722	Western Digital Corp. (Technology Hardware, Storage & Peripherals)(b)	32
459	Westinghouse Air Brake Technologies Corp. (Machinery)	38
649	WestRock Co. (Containers & Packaging)	26
1,901	Weyerhaeuser Co. (Equity Real Estate Investment Trusts)	63
151	Whirlpool Corp. (Household Durables)	23
461	Workday, Inc., Class - A (Software)(b)	64
439	WP Carey, Inc. (Equity Real Estate Investment Trusts)	36
240	Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)(b)	14
1,316	Xcel Energy, Inc. (Electric Utilities)	93
459	Xylem, Inc. (Machinery)	36
727	YUM! Brands, Inc. (Hotels, Restaurants & Leisure)	83
127	Zebra Technologies Corp. (Electronic Equipment, Instruments & Components)(b)	37
285	Zendesk, Inc. (Software)(b)	21
570	Zillow Group, Inc., Class - C (Real Estate Management & Development)(b)	18
508	Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	53
1,157	Zoetis, Inc. (Pharmaceuticals)	199
577	Zoom Video Communications, Inc., Class - A (Software)(b)	62
728	ZoomInfo Technologies, Inc. (Interactive Media & Services)(b)	24
199	Zscaler, Inc. (Software)(b)	30
		93,827
	Total Common Stocks	142,169

Shares	Security Description	Value (000)
	Preferred Stocks — 0.04%
	Germany — 0.04%
121	Bayerische Motoren Werke Aktiengesellschaft — Preferred (Automobiles)(d)	$9
452	Henkel AG & Co. KGAA — Preferred (Household Products)(d)	27
65	Sartorius AG — Preferred (Health Care Equipment & Supplies)	23
	Total Preferred Stocks	59
	Investment Company — 0.42%
606,007	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.40%(e)	606
	Total Investment Company	606
	Total Investments (cost $119,843) — 99.43%	142,834
	Other assets in excess of liabilities — 0.57%	826
	Net Assets — 100.00%	$143,660

Amounts designated as “—” are $0 or have been rounded to $0.

(a)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(b)	Represents non-income producing security.

(c)	Security was valued using significant unobservable inputs as of June 30, 2022.

(d)	A perpetual bond is one with no maturity date that pays a fixed interest rate until the bond insurance is terminated.

(e)	Annualized 7-day yield as of period-end.

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (concluded) — June 30, 2022

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2022.

The ESG Growth Portfolio	Mellon Investments Corporation	Parametric Portfolio Associates, LLC	RBC Global Asset Management (UK) Limited	Total
Common Stocks	80.14%	—	18.83%	98.97%
Preferred Stocks	0.04%	—	—	0.04%
Investment Company	0.06%	0.36%	—	0.42%
Other Assets (Liabilities)	0.23%	0.11%	0.23%	0.57%
Total Net Assets	80.47%	0.47%	19.06%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2022.

Futures Contracts Purchased*

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini S&P 500 Future	1	9/16/22	$189	$2
MSCI EAFE Index Future	3	9/16/22	279	(2)
			$468	$—
	Total Unrealized Appreciation			$2
	Total Unrealized Depreciation			(2)
	Total Net Unrealized Appreciation/(Depreciation)			$—

*	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks — 99.54%
	Australia — 2.21%
116	Ampol Ltd. (Oil, Gas & Consumable Fuels)	$3
606	APA Group (Gas Utilities)	5
309	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	7
102	ASX Ltd. (Capital Markets)	6
921	Aurizon Holdings Ltd. (Road & Rail)	2
1,464	Australia & New Zealand Banking Group Ltd. (Banks)	22
2,642	BHP Group Ltd. (Metals & Mining)	74
248	BlueScope Steel Ltd. (Metals & Mining)	3
759	Brambles Ltd. (Commercial Services & Supplies)	6
34	Cochlear Ltd. (Health Care Equipment & Supplies)	5
684	Coles Group Ltd. (Food & Staples Retailing)	8
893	Commonwealth Bank of Australia (Banks)	55
306	Computershare Ltd. (IT Services)	5
551	Dexus (Equity Real Estate Investment Trusts)	3
29	Domino’s Pizza Enterprises Ltd. (Hotels, Restaurants & Leisure)	1
679	Endeavour Group Ltd. (Food & Staples Retailing)	4
901	Evolution Mining Ltd. (Metals & Mining)	1
885	Fortescue Metals Group Ltd. (Metals & Mining)	11
878	Goodman Group (Equity Real Estate Investment Trusts)	11
115	IDP Education Ltd. (Diversified Consumer Services)	2
1,294	Insurance Australia Group Ltd. (Insurance)	4
364	LendLease Group (Real Estate Management & Development)(a)	2
185	Macquarie Group Ltd. (Capital Markets)	21
1,579	Medibank Private Ltd. (Insurance)	4
83	Mineral Resources Ltd. (Metals & Mining)	3
2,016	Mirvac Group (Equity Real Estate Investment Trusts)	3
1,662	National Australia Bank Ltd. (Banks)	31
472	Newcrest Mining Ltd. (Metals & Mining)	7
564	Northern Star Resources Ltd. (Metals & Mining)	3
193	Orica Ltd. (Chemicals)	2
906	Origin Energy Ltd. (Electric Utilities)	4
503	Qantas Airways Ltd. (Airlines)(b)	2
768	QBE Insurance Group Ltd. (Insurance)	6
29	REA Group Ltd. (Interactive Media & Services)	2
114	Reece Ltd. (Trading Companies & Distributors)	1
200	Rio Tinto Ltd. (Metals & Mining)	14
1,705	Santos Ltd. (Oil, Gas & Consumable Fuels)(a)	9

Shares	Security Description	Value (000)
	Australia (continued)
2,660	Scentre Group (Equity Real Estate Investment Trusts)	$5
181	SEEK Ltd. (Interactive Media & Services)	3
239	Sonic Healthcare Ltd. (Health Care Providers & Services)	5
2,444	South32 Ltd. (Metals & Mining)	7
1,366	Stockland (Equity Real Estate Investment Trusts)	3
658	Suncorp Group Ltd. (Insurance)	5
2,120	Telstra Corp. Ltd. (Diversified Telecommunication Services)	6
912	The GPT Group (Equity Real Estate Investment Trusts)	3
1,118	The Lottery Corp. Ltd. (Hotels, Restaurants & Leisure)(b)	3
1,597	Transurban Group (Transportation Infrastructure)	16
413	Treasury Wine Estates Ltd. (Beverages)	3
2,104	Vicinity Centres (Equity Real Estate Investment Trusts)(a)	3
103	Washington H Soul Pattinson & Co. Ltd. (Oil, Gas & Consumable Fuels)	2
598	Wesfarmers Ltd. (Multiline Retail)	17
1,807	Westpac Banking Corp. (Banks)	24
84	WiseTech Global Ltd. (Software)	2
769	Woodside Energy Group Ltd. (Oil, Gas & Consumable Fuels)	17
217	Woodside Energy Group Ltd. (Oil, Gas & Consumable Fuels)	5
632	Woolworths Group Ltd. (Food & Staples Retailing)	16
		497
	Austria — 0.05%
175	Erste Group Bank AG (Banks)(a)	5
74	OMV AG (Oil, Gas & Consumable Fuels)	3
33	Verbund AG (Electric Utilities)	3
52	Voestalpine AG (Metals & Mining)	1
		12
	Belgium — 0.27%
91	Ageas SA (Insurance)	4
455	Anheuser-Busch InBev N.V. (Beverages)	25
14	D’ieteren Group (Distributors)	2
17	Elia Group SA (Electric Utilities)(a)	2
51	Groupe Bruxelles Lambert SA (Diversified Financial Services)	4
130	KBC Group N.V. (Banks)	8
71	Proximus SADP (Diversified Telecommunication Services)	1
9	Sofina SA (Diversified Financial Services)	2
38	Solvay SA, Class - A (Chemicals)	3
65	UCB SA (Pharmaceuticals)	5

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Belgium (continued)
108	Umicore SA (Chemicals)(a)	$4
66	Warehouses De Pauw CVA (Equity Real Estate Investment Trusts)(a)	2
		62
	Bermuda — 0.11%
199	Arch Capital Group Ltd. (Insurance)(b)	8
73	Bunge Ltd. (Food Products)	7
20	Everest Re Group Ltd. (Insurance)	6
187	Invesco Ltd. (Capital Markets)	3
		24
	Canada — 4.23%
242	Agnico Eagle Mines Ltd. (Metals & Mining)	11
100	Air Canada (Airlines)(a)(b)	1
343	Algonquin Power & Utilities Corp. (Multi-Utilities)	5
445	Alimentation Couche-Tard, Inc. (Food & Staples Retailing)	17
144	AltaGas Ltd. (Gas Utilities)	3
359	ARC Resources Ltd. (Oil, Gas & Consumable Fuels)	5
336	Bank of Montreal (Banks)	32
939	Barrick Gold Corp. (Metals & Mining)	17
38	BCE, Inc. (Diversified Telecommunication Services)	2
251	Blackberry Ltd. (Software)(b)	1
741	Brookfield Asset Management, Inc. (Capital Markets)	33
23	BRP, Inc. (Leisure Products)	1
209	Cameco Corp. (Oil, Gas & Consumable Fuels)	4
50	Canadian Apartment Properties REIT (Equity Real Estate Investment Trusts)(a)	2
468	Canadian Imperial Bank of Commerce (Banks)	23
309	Canadian National Railway Co. (Road & Rail)	35
611	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	33
488	Canadian Pacific Railway Ltd. (Road & Rail)	34
31	Canadian Tire Corp. Ltd., Class - A (Multiline Retail)	4
49	Canadian Utilities Ltd., Class - A (Multi-Utilities)	1
81	CCL Industries, Inc. (Containers & Packaging)(a)	4
729	Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)	14
120	CGI, Inc. (IT Services)(b)	10
11	Constellation Software, Inc. (Software)	16
153	Dollarama, Inc. (Multiline Retail)	9
133	Emera, Inc. (Electric Utilities)	6

Shares	Security Description	Value (000)
	Canada (continued)
85	Empire Co. Ltd. (Food & Staples Retailing)	$3
1,055	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	45
13	Fairfax Financial Holdings Ltd. (Insurance)	7
310	First Quantum Minerals Ltd. (Metals & Mining)	6
20	FirstService Corp. (Real Estate Management & Development)	2
246	Fortis, Inc. (Electric Utilities)	12
101	Franco-Nevada Corp. (Metals & Mining)	13
40	George Weston Ltd. (Food & Staples Retailing)	5
83	GFL Environmental, Inc. (Commercial Services & Supplies)	2
101	Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)	3
150	Great-West Lifeco, Inc. (Insurance)	4
166	Hydro One Ltd. (Electric Utilities)(a)	4
53	iA Financial Corp., Inc. (Insurance)	3
50	IGM Financial, Inc. (Capital Markets)	1
120	Imperial Oil Ltd. (Oil, Gas & Consumable Fuels)	6
92	Intact Financial Corp. (Insurance)	13
320	Ivanhoe Mines Ltd. (Metals & Mining)(b)	2
121	Keyera Corp. (Oil, Gas & Consumable Fuels)(a)	3
598	Kinross Gold Corp. (Metals & Mining)	2
66	Lightspeed Commerce, Inc. (Software)(b)	1
87	Loblaw Companies Ltd. (Food & Staples Retailing)	8
62	Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)(b)	17
340	Lundin Mining Corp. (Metals & Mining)(a)	2
150	Magna International, Inc. (Auto Components)	8
1,016	Manulife Financial Corp. (Insurance)	18
127	Metro, Inc. (Food & Staples Retailing)	7
174	National Bank of Canada (Banks)	11
118	Northland Power, Inc. (Independent Power and Renewable Electricity Producers)	4
287	Nutrien Ltd. (Chemicals)	23
32	Nuvei Corp. (IT Services)(b)	1
42	Onex Corp. (Diversified Financial Services)	2
135	Open Text Corp. (Software)(a)	5
111	Pan American Silver Corp. (Metals & Mining)	2
80	Parkland Corp. (Oil, Gas & Consumable Fuels)(a)	2
290	Pembina Pipelines Corp. (Oil, Gas & Consumable Fuels)	10
278	Power Corp. of Canada (Insurance)	7
78	Quebecor, Inc., Class - B (Media)	2
149	Restaurant Brands International, Inc. (Hotels, Restaurants & Leisure)	7
72	RioCan Real Estate Investment Trust (Equity Real Estate Investment Trusts)(a)	1

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Canada (continued)
63	Ritchie Bros. Auctioneers, Inc. (Commercial Services & Supplies)	$4
186	Rogers Communications, Inc., Class - B (Wireless Telecommunication Services)	9
736	Royal Bank of Canada (Banks)	70
141	Saputo, Inc. (Food Products)(a)	3
237	Shaw Communications, Inc., Class - B (Media)	7
600	Shopify, Inc. (IT Services)(b)	19
310	Sun Life Financial, Inc. (Insurance)	14
744	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	26
513	TC Energy Corp. (Oil, Gas & Consumable Fuels)	27
249	Teck Resources Ltd., Class - B (Metals & Mining)	8
234	TELUS Corp. (Diversified Telecommunication Services)	5
44	TFI International, Inc. (Road & Rail)	4
634	The Bank of Nova Scotia (Banks)	38
945	The Toronto-Dominion Bank (Banks)	61
90	Thomson Reuters Corp. (Professional Services)	9
28	TMX Group Ltd. (Capital Markets)	3
47	Toromont Industries Ltd. (Trading Companies & Distributors)	4
164	Tourmaline Oil Corp. (Oil, Gas & Consumable Fuels)	9
137	Waste Connections, Inc. (Commercial Services & Supplies)	17
49	West Fraser Timber Co. Ltd. (Paper & Forest Products)	4
240	Wheaton Precious Metals Corp. (Metals & Mining)	9
63	WSP Global, Inc. (Construction & Engineering)(a)	7
		954
	China — 0.04%
24	Futu Holdings Ltd., ADR (Capital Markets)(b)	1
100	Jardine Matheson Holdings Ltd. (Industrial Conglomerates)	5
1,000	SITC International Holdings Co. Ltd. (Marine)	3
		9
	Denmark — 0.40%
2	A.P. Moller - Maersk A/S, Class - A (Marine)	5
3	A.P. Moller - Maersk A/S, Class - B (Marine)	7
53	Carlsberg A/S, Class - B (Beverages)	7
55	Christian Hansen Holding A/S (Chemicals)(a)	4
62	Coloplast A/S, Class - B (Health Care Equipment & Supplies)	7
331	Danske Bank A/S (Banks)	5

Shares	Security Description	Value (000)
	Denmark (continued)
51	Demant A/S (Health Care Equipment & Supplies)(b)	$2
102	DSV A/S (Road & Rail)	15
64	GN Store Nord A/S (Health Care Equipment & Supplies)	2
108	Novozymes A/S, B Shares (Chemicals)	6
100	Orsted A/S (Electric Utilities)(a)	10
50	Pandora A/S (Textiles, Apparel & Luxury Goods)	3
5	ROCKWOOL A/S, Class - B (Building Products)	1
192	Tryg A/S (Insurance)(a)	4
533	Vestas Wind Systems A/S (Electrical Equipment)	11
		89
	Finland — 0.37%
73	Elisa Oyj (Diversified Telecommunication Services)	4
234	Fortum Oyj (Electric Utilities)	4
138	Kesko Oyj, Class - B (Food & Staples Retailing)	3
182	Kone Oyj, Class - B (Machinery)	9
222	Neste Oyj (Oil, Gas & Consumable Fuels)	10
2,804	Nokia Oyj (Communications Equipment)	13
1,639	Nordea Bank Abp (Banks)	14
257	Sampo Oyj, Class - A (Insurance)	11
299	Stora Enso Oyj, Registered Shares (Paper & Forest Products)	5
275	UPM-Kymmene Oyj (Paper & Forest Products)	8
235	Wartsila Oyj Abp (Machinery)	2
		83
	France — 2.89%
84	Accor SA (Hotels, Restaurants & Leisure)(a)(b)	2
16	Aeroports de Paris (Transportation Infrastructure)(b)	2
271	Air Liquide SA (Chemicals)	36
160	Alstom SA (Machinery)	4
30	Amundi SA (Capital Markets)	2
31	Arkema SA (Chemicals)	3
1,016	AXA SA (Insurance)	23
23	BioMerieux (Health Care Equipment & Supplies)	2
586	BNP Paribas SA (Banks)	28
481	Bollore SA (Entertainment)	2
120	Bouygues SA (Construction & Engineering)	4
163	Bureau Veritas SA (Professional Services)(a)	4
84	Capgemini SE (IT Services)	14
320	Carrefour SA (Food & Staples Retailing)(a)	6
344	Cie Generale des Etablissements Michelin SCA (Auto Components)	9
255	Compagnie de Saint-Gobain (Building Products)	11
25	Covivio (Equity Real Estate Investment Trusts)	1

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	France (continued)
622	Credit Agricole SA (Banks)	$6
341	Danone SA (Food Products)	19
350	Dassault Systemes SE (Software)	13
132	Edenred (IT Services)	6
42	Eiffage SA (Construction & Engineering)(a)	4
322	Electricite de France SA (Electric Utilities)	3
955	Engie SA (Multi-Utilities)	11
154	EssilorLuxottica SA (Textiles, Apparel & Luxury Goods)	23
23	Eurazeo SE (Diversified Financial Services)	1
36	Gecina SA (Equity Real Estate Investment Trusts)(a)	3
218	Getlink SE (Transportation Infrastructure)	4
17	Hermes International (Textiles, Apparel & Luxury Goods)	19
18	Ipsen SA (Pharmaceuticals)	2
40	Kering SA (Textiles, Apparel & Luxury Goods)	21
107	Klepierre SA (Equity Real Estate Investment Trusts)	2
59	LA Francaise des Jeux SAEM (Hotels, Restaurants & Leisure)	2
139	Legrand SA (Electrical Equipment)	10
126	L’Oreal SA (Personal Products)	43
144	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	89
1,025	Orange SA (Diversified Telecommunication Services)(a)	12
108	Pernod Ricard SA (Beverages)	20
119	Publicis Groupe SA (Media)	6
11	Remy Cointreau SA (Beverages)	2
99	Renault SA (Automobiles)(b)	2
283	Schneider Electric SE (Electrical Equipment)(a)	33
16	SEB SA (Household Durables)	2
422	Societe Generale SA (Banks)	9
47	Sodexo SA (Hotels, Restaurants & Leisure)	3
31	Teleperformance (Professional Services)	10
1,286	TotalEnergies SE (Oil, Gas & Consumable Fuels)	68
49	UbiSoft Entertainment SA (Entertainment)(b)	2
66	Unibail-Rodamco-Westfield (Equity Real Estate Investment Trusts)(b)	3
119	Valeo (Auto Components)	2
343	Veolia Environnement SA (Multi-Utilities)(b)	8
281	Vinci SA (Construction & Engineering)	25
387	Vivendi SE (Entertainment)	4
15	Wendel SE (Diversified Financial Services)	1
122	Worldline SA (IT Services)(b)	5
		651

Shares	Security Description	Value (000)
	Germany — 2.05%
93	adidas AG (Textiles, Apparel & Luxury Goods)	$16
214	Allianz SE (Insurance)	41
571	Aroundtown SA (Real Estate Management & Development)(a)	2
480	BASF SE (Chemicals)	21
167	Bayerische Motoren Werke AG (Automobiles)	13
45	Bechtle AG (IT Services)	2
79	Brenntag AG (Trading Companies & Distributors)	5
23	Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	3
542	Commerzbank AG (Banks)(b)	4
57	Continental AG (Auto Components)	4
99	Covestro AG (Chemicals)	3
236	Daimler Truck Holding AG (Machinery)(b)	6
81	Delivery Hero SE (Internet & Direct Marketing Retail)(b)	3
1,084	Deutsche Bank AG, Registered Shares (Capital Markets)	9
100	Deutsche Boerse AG (Capital Markets)	17
304	Deutsche Lufthansa AG, Registered Shares (Airlines)^(b)	2
518	Deutsche Post AG, Registered Shares (Air Freight & Logistics)	19
1,689	Deutsche Telekom AG (Diversified Telecommunication Services)(a)	34
1,169	E.ON SE (Multi-Utilities)	10
105	Evonik Industries AG (Chemicals)	2
108	Fresenius Medical Care AG & Co. KGaA (Health Care Providers & Services)	5
91	GEA Group AG (Machinery)	3
31	Hannover Rueck SE (Insurance)	4
76	HeidelbergCement AG (Construction Materials)	4
88	HelloFresh SE (Food & Staples Retailing)(b)	3
75	Henkel AG & Co. KGaA (Household Products)	5
637	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)(a)	15
37	KION Group AG (Machinery)(a)	2
41	Knorr-Bremse AG (Machinery)	2
41	LEG Immobilien AG (Real Estate Management & Development)	3
397	Mercedes-Benz Group AG (Automobiles)(a)	23
29	MTU Aero Engines AG (Aerospace & Defense)	5
73	Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares (Insurance)	17
35	Nemetschek SE (Software)	2
68	Puma SE (Textiles, Apparel & Luxury Goods)(a)	4

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Germany (continued)
3	Rational AG (Machinery)	$2
336	RWE AG (Multi-Utilities)	12
553	SAP SE (Software)	51
49	Scout24 AG (Interactive Media & Services)	3
403	Siemens AG, Registered Shares (Industrial Conglomerates)	42
217	Siemens Energy AG (Electrical Equipment)	3
147	Siemens Healthineers AG (Health Care Equipment & Supplies)	7
69	Symrise AG (Chemicals)(a)	8
627	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	2
56	Uniper SE (Independent Power and Renewable Electricity Producers)	1
58	United Internet AG (Diversified Telecommunication Services)(a)	2
16	Volkswagen AG (Automobiles)	3
373	Vonovia SE (Real Estate Management & Development)	11
121	Zalando SE (Internet & Direct Marketing Retail)(b)	3
		463
	Hong Kong — 1.05%
6,292	AIA Group Ltd. (Insurance)	68
2,000	BOC Hong Kong Holdings Ltd. (Banks)	8
800	Budweiser Brewing Co. APAC Ltd. (Beverages)	2
800	Chow Tai Fook Jewellery Group Ltd. (Specialty Retail)	2
1,000	CK Asset Holdings Ltd. (Real Estate Management & Development)	7
1,500	CK Hutchison Holdings Ltd. (Industrial Conglomerates)	10
500	CK Infrastructure Holdings Ltd. (Electric Utilities)	3
1,000	CLP Holdings Ltd. (Electric Utilities)	8
1,000	ESR Cayman Ltd. (Real Estate Management & Development)(b)	3
1,000	Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)	6
1,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	2
400	Hang Seng Bank Ltd. (Banks)	7
1,000	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	4
1,500	HK Electric Investments & HK Electric Investments Ltd. (Electric Utilities)	1
2,000	HKT Trust & HKT Ltd. (Diversified Telecommunication Services)(a)	3

Shares	Security Description	Value (000)
	Hong Kong (continued)
5,985	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	$6
623	Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	31
700	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	4
1,000	MTR Corp. Ltd. (Road & Rail)	5
1,250	New World Development Co. Ltd. (Real Estate Management & Development)	4
779	Power Assets Holdings Ltd. (Electric Utilities)	5
1,200	Sands China Ltd. (Hotels, Restaurants & Leisure)(b)	3
2,000	Sino Land Co. Ltd. (Real Estate Management & Development)	3
1,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	12
139	Swire Pacific Ltd., Class - A (Real Estate Management & Development)	1
600	Swire Properties Ltd. (Real Estate Management & Development)	1
757	Techtronic Industries Co. Ltd. (Machinery)	8
1,073	The Link Real Estate Investment Trust (Equity Real Estate Investment Trusts)	9
4,728	WH Group Ltd. (Food Products)	4
1,000	Wharf Real Estate Investment Co. Ltd. (Real Estate Management & Development)	5
1,000	Xinyi Glass Holdings Ltd. (Building Products)	2
		237
	Ireland (Republic of) — 0.83%
73	AerCap Holdings N.V. (Trading Companies & Distributors)(b)	3
39	Allegion PLC (Building Products)	4
378	CRH PLC (Construction Materials)(a)	13
209	Eaton Corp. PLC (Electrical Equipment)	26
484	Experian PLC (Professional Services)	14
88	Flutter Entertainment PLC (Hotels, Restaurants & Leisure)(b)	9
112	Horizon Therapeutics PLC (Pharmaceuticals)(b)	9
235	James Hardie Industries PLC (Construction Materials)	5
85	Kerry Group PLC, Class - A (Food Products)(a)	8
83	Kingspan Group PLC (Building Products)	5
701	Medtronic PLC (Health Care Equipment & Supplies)	64
93	Pentair PLC (Machinery)	4
104	Seagate Technology Holdings PLC (Technology Hardware, Storage & Peripherals)	7
128	Smurfit Kappa Group PLC (Containers & Packaging)(a)	4

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Ireland (Republic of) (continued)
52	STERIS PLC (Health Care Equipment & Supplies)	$11
		186
	Isle of Man — 0.02%
308	Entain PLC (Hotels, Restaurants & Leisure)(b)	5
	Israel — 0.24%
26	Azrieli Group Ltd. (Real Estate Management & Development)	2
689	Bank Hapoalim BM (Banks)	6
720	Bank Leumi Le (Banks)	6
56	Check Point Software Technologies Ltd. (Software)(b)	7
23	CyberArk Software Ltd. (Software)(b)	3
362	ICL Group Ltd. (Chemicals)	3
—	Isacard Ltd. (Consumer Finance)	—
596	Israel Discount Bank Ltd., Class - A (Banks)	3
30	Kornit Digital Ltd. (Machinery)(b)	1
66	Mizrahi Tefahot Bank Ltd. (Banks)	2
33	Nice Ltd. (Software)(b)	6
27	SolarEdge Technologies, Inc. (Semiconductors & Semiconductor Equipment)(b)	8
55	Tower Semiconductor Ltd. (Semiconductors & Semiconductor Equipment)(b)	3
30	Wix.com Ltd. (IT Services)(b)	2
43	ZIM Integrated Shipping Services Ltd. (Marine)	2
		54
	Italy — 0.61%
62	Amplifon SpA (Health Care Providers & Services)	2
574	Assicurazioni Generali SpA (Insurance)	9
265	Atlantia SpA (Transportation Infrastructure)	6
265	Davide Campari-Milano N.V., Class - M (Beverages)	3
13	DiaSorin SpA (Health Care Equipment & Supplies)	2
4,270	Enel SpA (Electric Utilities)(a)	23
1,410	Eni SpA (Oil, Gas & Consumable Fuels)	17
65	Ferrari N.V. (Automobiles)	12
344	FinecoBank Banca Fineco SpA (Banks)	4
208	Infrastrutture Wireless Italiane SpA (Diversified Telecommunication Services)(a)	2
8,620	Intesa Sanpaolo SpA (Banks)(a)	16
318	Mediobanca Banca di Credito Finanziario SpA (Banks)	3
114	Moncler SpA (Textiles, Apparel & Luxury Goods)	5

Shares	Security Description	Value (000)
	Italy (continued)
243	Nexi SpA (IT Services)(b)	$2
265	Poste Italiane SpA (Insurance)	2
133	Prusmian SpA (Electrical Equipment)	4
49	Recordati SpA (Pharmaceuticals)	2
1,023	Snam SpA (Gas Utilities)	5
4,562	Telecom Italia SpA (Diversified Telecommunication Services)(b)	1
719	Terna - Rete Elettrica Nazionale SpA (Electric Utilities)	6
1,107	Unicredit SpA (Banks)	11
		137
	Japan — 6.23%
100	Advantest Corp. (Semiconductors & Semiconductor Equipment)(a)	5
300	Aeon Co. Ltd. (Food & Staples Retailing)	5
100	AGC, Inc. (Building Products)	4
100	Aisin Crop. (Auto Components)	3
100	ANA Holdings, Inc. (Airlines)(a)(b)	2
100	Asahi Intecc Co. Ltd. (Health Care Equipment & Supplies)	2
800	Asahi Kasei Corp. (Chemicals)	6
100	Azbil Corp. (Electronic Equipment, Instruments & Components)	3
100	Bandai Namco Holdings, Inc. (Leisure Products)	7
333	Bridgestone Corp. (Auto Components)	12
100	Brother Industries Ltd. (Technology Hardware, Storage & Peripherals)	2
500	Canon, Inc. (Technology Hardware, Storage & Peripherals)	11
100	Capcom Co. Ltd. (Entertainment)	2
100	Central Japan Railway Co. (Road & Rail)	12
400	Chubu Electric Power Co., Inc. (Electric Utilities)	4
900	Concordia Financial Group Ltd. (Banks)	3
300	CyberAgent, Inc. (Media)	3
100	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	2
30	Daifuku Co. Ltd. (Machinery)	2
486	Dai-ichi Life Holdings, Inc. (Insurance)	9
120	Daikin Industries Ltd. (Building Products)	19
300	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	7
2	Daiwa House REIT Investment Corp. (Equity Real Estate Investment Trusts)(a)	5
900	Daiwa Securities Group, Inc. (Capital Markets)	4
256	Denso Corp. (Auto Components)	14
100	Dentsu Group, Inc. (Media)	3
35	Disco Corp. (Semiconductors & Semiconductor Equipment)	8

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
200	East Japan Railway Co. (Road & Rail)	$10
1,700	ENEOS Holdings, Inc. (Oil, Gas & Consumable Fuels)	6
149	FANUC Corp. (Machinery)	23
100	Fuji Electric Co. Ltd. (Electrical Equipment)	4
200	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	11
52	Fujitsu Ltd. (IT Services)(a)	7
3	GLP J-Reit (Equity Real Estate Investment Trusts)	4
100	Hakuhodo DY Holdings, Inc. (Media)	1
100	Hamamatsu Photonics K.K. (Electronic Equipment, Instruments & Components)	4
100	Hankyu Hanshin Holdings, Inc. (Road & Rail)	3
27	Hikari Tsushin, Inc. (Specialty Retail)	3
42	Hirose Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	6
100	Hitachi Construction Machinery Co. Ltd. (Machinery)	2
100	Hitachi Metals Ltd. (Metals & Mining)(b)	2
900	Honda Motor Co. Ltd. (Automobiles)	22
200	HOYA Corp. (Health Care Equipment & Supplies)	17
200	Hulic Co. Ltd. (Real Estate Management & Development)(a)	2
100	Ibiden Co. Ltd. (Electronic Equipment, Instruments & Components)	3
152	Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels)(a)	4
100	Iida Group Holdings Co. Ltd. (Household Durables)	2
500	Inpex Corp. (Oil, Gas & Consumable Fuels)	5
300	Isuzu Motors Ltd. (Automobiles)	3
600	ITOCHU Corp. (Trading Companies & Distributors)	16
48	Japan Airlines Co. Ltd. (Airlines)(a)(b)	1
300	Japan Exchange Group, Inc. (Capital Markets)	4
200	Japan Post Bank Co. Ltd. (Banks)	2
1,400	Japan Post Holdings Co. Ltd. (Insurance)(a)	10
100	Japan Post Insurance Co. Ltd. (Insurance)(a)	2
1	Japan Real Estate Investment Corp. (Equity Real Estate Investment Trusts)	5
4	Japan Retail Fund Investment Corp. (Equity Real Estate Investment Trusts)	3
300	JFE Holdings, Inc. (Metals & Mining)	3
200	Kajima Corp. (Construction & Engineering)	2
100	Kakaku.com, Inc. (Interactive Media & Services)	2
227	Kao Corp. (Personal Products)	9

Shares	Security Description	Value (000)
	Japan (continued)
874	KDDI Corp. (Wireless Telecommunication Services)	$28
32	Keio Corp. (Road & Rail)	1
100	Keisei Electric Railway Co. Ltd. (Road & Rail)	3
134	Keyence Corp. (Electronic Equipment, Instruments & Components)	46
100	Kikkoman Corp. (Food Products)	5
100	Kintetsu Group Holdings Co. Ltd. (Road & Rail)	3
400	Kirin Holdings Co. Ltd. (Beverages)	6
100	Kobe Bussan Co. Ltd. (Food & Staples Retailing)	2
34	Koito Manufacturing Co. Ltd. (Auto Components)	1
500	Komatsu Ltd. (Machinery)	11
43	Kose Corp. (Personal Products)	4
500	Kubota Corp. (Machinery)	7
100	Kurita Water Industries Ltd. (Machinery)	4
200	Kyocera Corp. (Electronic Equipment, Instruments & Components)	11
100	Kyowa Kirin Co. Ltd. (Pharmaceuticals)	2
200	Lixil Corp. (Building Products)	4
200	M3, Inc. (Health Care Technology)	6
100	Makita Corp. (Machinery)	2
800	Marubeni Corp. (Trading Companies & Distributors)	7
300	Mazda Motor Corp. (Automobiles)	2
200	MINEBEA MITSUMI, Inc. (Machinery)	3
100	MISUMI Group, Inc. (Machinery)	2
700	Mitsubishi Corp. (Trading Companies & Distributors)	21
1,100	Mitsubishi Electric Corp. (Electrical Equipment)	12
600	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	9
500	Mitsubishi HC Capital, Inc. (Diversified Financial Services)	2
200	Mitsubishi Heavy Industries Ltd. (Machinery)	7
6,479	Mitsubishi UFJ Financial Group, Inc. (Banks)	35
700	Mitsui & Co. Ltd. (Trading Companies & Distributors)	15
100	Mitsui Chemicals, Inc. (Chemicals)	2
500	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	11
200	Mitsui O.S.K. Lines Ltd. (Marine)	5
1,310	Mizuho Financial Group, Inc. (Banks)	15
100	MonotaRO Co. Ltd. (Trading Companies & Distributors)	1
230	MS&AD Insurance Group Holdings, Inc. (Insurance)	7

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
337	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	$18
130	NEC Corp. (Technology Hardware, Storage & Peripherals)	5
300	Nexon Co. Ltd. (Entertainment)	6
100	NGK Insulators Ltd. (Machinery)	1
200	Nidec Corp. (Electrical Equipment)	12
200	Nihon M&A Center Holdings, Inc. (Professional Services)	2
45	Nintendo Co. Ltd. (Entertainment)	19
1	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts)	5
400	Nippon Paint Holdings Co. Ltd. (Chemicals)(a)	3
1	Nippon Prologis REIT, Inc. (Equity Real Estate Investment Trusts)(a)	2
100	Nippon Sanso Holdings Corp. (Chemicals)	2
400	Nippon Steel Corp. (Metals & Mining)(a)	6
662	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	19
100	Nippon Yusen KK (Marine)	7
1,300	Nissan Motor Co. Ltd. (Automobiles)	5
154	Nisshin Seifun Group, Inc. (Food Products)	2
100	Nitori Holdings Co. Ltd. (Specialty Retail)	10
100	Nitto Denko Corp. (Chemicals)	6
1,500	Nomura Holdings, Inc. (Capital Markets)	5
100	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	2
3	Nomura Real Estate Master Fund, Inc. (Equity Real Estate Investment Trusts)	4
135	Nomura Research Institute Ltd. (IT Services)	4
300	NTT Data Corp. (IT Services)	4
600	Obayashi Corp. (Construction & Engineering)	4
100	Odakyu Electric Railway Co. Ltd. (Road & Rail)	1
500	Oji Paper Co. Ltd. (Paper & Forest Products)	2
147	OMRON Corp. (Electronic Equipment, Instruments & Components)	7
49	Oracle Corp. (Software)	3
100	Oriental Land Co. Ltd. (Hotels, Restaurants & Leisure)	14
600	ORIX Corp. (Diversified Financial Services)	10
200	Osaka Gas Co. Ltd. (Gas Utilities)	4
34	OTSUKA Corp. (IT Services)	1
168	Pan Pacific International Holdings Corp. (Multiline Retail)	3
1,200	Panasonic Holdings Corp. (Household Durables)	10
100	Persol Holdings Co. Ltd. (Professional Services)(a)	2

Shares	Security Description	Value (000)
	Japan (continued)
500	Rakuten Group, Inc. (Internet & Direct Marketing Retail)	$2
800	Recruit Holdings Co. Ltd. (Professional Services)	24
700	Renesas Electronics Corp. (Semiconductors & Semiconductor Equipment)(a)(b)	6
1,300	Resona Holdings, Inc. (Banks)	5
300	Ricoh Co. Ltd. (Technology Hardware, Storage & Peripherals)	2
21	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	1
100	SBI Holdings, Inc. (Capital Markets)	2
100	SCSK Corp. (IT Services)	2
100	Secom Co. Ltd. (Commercial Services & Supplies)	6
100	Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	1
200	Sekisui Chemical Co. Ltd. (Household Durables)	3
300	Sekisui House Ltd. (Household Durables)	5
367	Seven & i Holdings Co. Ltd. (Food & Staples Retailing)	14
200	SG Holdings Co. Ltd. (Air Freight & Logistics)	3
100	Sharp Corp. (Household Durables)(a)	1
300	Shimizu Corp. (Construction & Engineering)	2
200	Shin-Etsu Chemical Co. Ltd. (Chemicals)	23
1,500	Softbank Corp. (Wireless Telecommunication Services)	17
618	SoftBank Group Corp. (Wireless Telecommunication Services)	24
200	Sompo Holdings, Inc. (Insurance)	9
700	Sony Corp. (Household Durables)	57
300	Subaru Corp. (Automobiles)	5
200	SUMCO Corp. (Semiconductors & Semiconductor Equipment)(a)	3
600	Sumitomo Corp. (Trading Companies & Distributors)	8
400	Sumitomo Electric Industries Ltd. (Auto Components)	4
100	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	3
700	Sumitomo Mitsui Financial Group, Inc. (Banks)	21
223	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	7
200	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	5
100	Suntory Beverage & Food Ltd. (Beverages)	4
200	Suzuki Motor Corp. (Automobiles)	6
300	T&D Holdings, Inc. (Insurance)	4

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
100	Taisei Corp. (Construction & Engineering)	$3
200	TDK Corp. (Electronic Equipment, Instruments & Components)	6
300	Terumo Corp. (Health Care Equipment & Supplies)	9
400	The Chiba Bank Ltd. (Banks)	2
500	The Kansai Electric Power Co., Inc. (Electric Utilities)	5
400	The Shizuoka Bank Ltd. (Banks)	2
100	TIS, Inc. (IT Services)	3
145	Tobu Railway Co. Ltd. (Road & Rail)	3
45	Toho Co. Ltd. (Entertainment)	2
331	Tokio Marine Holdings, Inc. (Insurance)	19
900	Tokyo Electric Power Co. Holdings, Inc. (Electric Utilities)(b)	4
100	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	33
200	Tokyo Gas Co. Ltd. (Gas Utilities)	4
300	Tokyu Corp. (Road & Rail)	4
100	TOPPAN, Inc. (Commercial Services & Supplies)	2
800	Toray Industries, Inc. (Chemicals)	4
200	Toshiba Corp. (Industrial Conglomerates)	8
100	Tosoh Corp. (Chemicals)	1
100	TOTO Ltd. (Building Products)	3
100	Toyota Industries Corp. (Auto Components)	6
5,550	Toyota Motor Corp. (Automobiles)	87
100	Trend Micro, Inc. (Software)	5
200	Unicharm Corp. (Household Products)	7
100	USS Co. Ltd. (Specialty Retail)	2
100	Yakult Honsha Co. Ltd. (Food Products)	6
100	Yamaha Corp. (Leisure Products)	4
200	Yamaha Motor Co. Ltd. (Automobiles)	4
200	Yamato Holdings Co. Ltd. (Air Freight & Logistics)	3
100	Yaskawa Electric Corp. (Machinery)	3
100	Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	2
1,500	Z Holdings Corp. (Interactive Media & Services)	4
100	ZOZO, Inc. (Internet & Direct Marketing Retail)(a)	2
		1,405
	Jersey — 0.17%
5,119	Glencore PLC (Metals & Mining)(a)	28
49	Novocure Ltd. (Health Care Equipment & Supplies)(b)	3
616	WPP PLC (Media)	6
		37

Shares	Security Description	Value (000)
	Liberia — 0.02%
122	Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)(b)	$4
	Luxembourg — 0.05%
315	ArcelorMittal SA (Metals & Mining)	7
259	Tenaris SA (Energy Equipment & Services)	3
		10
	Netherlands — 1.56%
224	ABN AMRO Bank N.V. (Banks)	3
12	Adyen N.V. (IT Services)(a)(b)	17
949	AEGON N.V. (Insurance)	4
99	Akzo Nobel N.V. (Chemicals)	6
26	Argenx SE (Biotechnology)(b)	10
24	ASM International N.V. (Semiconductors & Semiconductor Equipment)	6
210	ASML Holding N.V. (Semiconductors & Semiconductor Equipment)(a)	101
541	CNH Industrial N.V. (Machinery)	6
45	Euronext N.V. (Capital Markets)	4
62	EXOR N.V. (Diversified Financial Services)	4
48	Heineken Holding N.V. (Beverages)	3
136	Heineken N.V. (Beverages)	12
31	IMCD NV (Trading Companies & Distributors)(a)	4
2,051	ING Groep N.V. (Banks)	20
59	JDE Peet’s N.V. (Food Products)	2
103	Just Eat Takeaway.com N.V. (Internet & Direct Marketing Retail)(b)	2
546	Koninklijke Ahold Delhaize N.V. (Food & Staples Retailing)	14
93	Koninklijke DSM N.V. (Chemicals)	13
1,769	Koninklijke KPN N.V. (Diversified Telecommunication Services)	6
487	Koninklijke Philips N.V. (Health Care Equipment & Supplies)	10
139	LyondellBasell Industries N.V., Class - A (Chemicals)	12
146	NN Group N.V. (Insurance)	7
137	NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	20
51	OCI N.V. (Chemicals)(a)	2
444	Prosus N.V. (Internet & Direct Marketing Retail)(a)	30
62	Randstad N.V. (Professional Services)	3
316	STMicroelectronics N.V. (Semiconductors & Semiconductor Equipment)	10
383	Universal Music Group N.V. (Entertainment)	8

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Netherlands (continued)
138	Wolters Kluwer N.V. (Professional Services)	$13
		352
	New Zealand — 0.08%
716	Auckland International Airport Ltd. (Transportation Infrastructure)(b)	3
304	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	4
356	Mercury NZ Ltd. (Electric Utilities)	1
828	Meridian Energy Ltd. (Independent Power and Renewable Electricity Producers)	2
843	Spark New Zealand Ltd. (Diversified Telecommunication Services)	3
70	Xero Ltd. (Software)(b)	4
		17
	Norway — 0.26%
161	Adevinta ASA (Interactive Media & Services)(b)	1
160	Aker BP ASA (Oil, Gas & Consumable Fuels)	6
490	DNB Bank ASA (Banks)	9
510	Equinor ASA (Oil, Gas & Consumable Fuels)	18
121	Gjensidige Forsikring ASA (Insurance)	2
220	Mowi ASA (Food Products)(a)	5
712	Norsk Hydro ASA (Metals & Mining)	4
382	Orkla ASA (Food Products)	3
33	Salmar ASA (Food Products)	2
373	Telenor ASA (Diversified Telecommunication Services)	5
86	Yara International ASA (Chemicals)	4
		59
	Panama — 0.02%
444	Carnival Corp. (Hotels, Restaurants & Leisure)(b)	4
	Portugal — 0.06%
1,449	EDP - Energias de Portugal SA (Electric Utilities)	7
282	Galp Energia SGPS SA, B Shares (Oil, Gas & Consumable Fuels)(a)	3
146	Jeronimo Martins SGPS, SA (Food & Staples Retailing)(a)	3
		13
	Singapore — 0.43%
1,650	Ascendas Real Estate Investment Trust (Equity Real Estate Investment Trusts)	3
2,740	CapitaLand Integrated Commercial Trust (Equity Real Estate Investment Trusts)	4
1,500	Capitaland Investment, Ltd. (Real Estate Management & Development)	4

Shares	Security Description	Value (000)
	Singapore (continued)
200	City Developments Ltd. (Real Estate Management & Development)	$1
924	DBS Group Holdings Ltd. (Banks)	21
3,300	Genting Singapore Ltd. (Hotels, Restaurants & Leisure)	2
488	Grab Holdings Ltd. (Road & Rail)(b)	1
800	Keppel Corp. Ltd. (Industrial Conglomerates)	4
100	Mapletree Commercial Trust (Equity Real Estate Investment Trusts)	—
1,659	Mapletree Logistics Trust (Equity Real Estate Investment Trusts)	2
1,835	Oversea-Chinese Banking Corp. Ltd. (Banks)	15
189	Sea Ltd., ADR (Entertainment)(b)	13
600	Singapore Airlines Ltd. (Airlines)(b)	2
500	Singapore Exchange Ltd. (Capital Markets)	3
3,800	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	7
600	United Overseas Bank Ltd. (Banks)	11
100	Venture Corp. Ltd. (Electronic Equipment, Instruments & Components)	1
900	Wilmar International Ltd. (Food Products)	3
		97
	Spain — 0.81%
12	Acciona SA (Electric Utilities)	2
127	ACS Actividades de Construccion y Servicios SA (Construction & Engineering)	3
38	Aena SME SA (Transportation Infrastructure)(b)	5
238	Amadeus IT Group SA (IT Services)(b)	13
3,478	Banco Bilbao Vizcaya Argentaria SA (Banks)	16
9,187	Banco Santander SA (Banks)(a)	26
2,300	CaixaBank SA (Banks)	8
285	Cellnex Telecom SA (Diversified Telecommunication Services)	11
150	EDP Renovaveis SA (Independent Power and Renewable Electricity Producers)	4
121	Enagas SA (Gas Utilities)(a)	3
177	Endesa SA (Electric Utilities)	3
261	Ferrovial SA (Construction & Engineering)	7
154	Grifols SA (Biotechnology)(b)	3
3,053	Iberdrola SA (Electric Utilities)	31
597	Industria de Diseno Textil SA (Specialty Retail)	14
70	Naturgy Energy Group SA (Gas Utilities)	2
223	Red Electrica Corp. SA (Electric Utilities)	4
752	Repsol SA (Oil, Gas & Consumable Fuels)	11
116	Siemens Gamesa Renewable Energy SA, Registered Shares (Electrical Equipment)(b)	2
2,835	Telefonica SA (Diversified Telecommunication Services)	14
		182

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Sweden — 0.96%
156	Alfa Laval AB (Machinery)	$4
518	Assa Abloy AB, B Shares (Building Products)	11
1,412	Atlas Copco AB, Class - A (Machinery)(b)	13
848	Atlas Copco AB, Class - B (Machinery)(b)	7
163	Boliden AB (Metals & Mining)	5
98	Electrolux AB, Class - B (Household Durables)	1
367	Embracer Group AB (Entertainment)(b)	3
348	Epiroc AB, Class - A (Machinery)	5
212	Epiroc AB, Class - B (Machinery)	3
151	Equities AB (Capital Markets)	3
322	Essity AB, Class - B (Household Products)	8
103	Evolution AB (Hotels, Restaurants & Leisure)	9
306	Fastighets AB Balder, B Shares (Real Estate Management & Development)(b)	1
120	Getinge AB, B Shares (Health Care Equipment & Supplies)	3
403	H & M Hennes & Mauritz AB, B Shares (Specialty Retail)	5
971	Hexagon AB, Class - B (Electronic Equipment, Instruments & Components)	10
48	Holmen AB, B Shares (Paper & Forest Products)	2
214	Husqvarna AB, B Shares (Machinery)	2
71	Industrivarden AB, A Shares (Diversified Financial Services)(a)	2
87	Industrivarden AB, Class - C (Diversified Financial Services)	2
155	Indutrade AB (Trading Companies & Distributors)	3
81	Investment AB Latour, Class - B (Industrial Conglomerates)	2
278	Investor AB, Class - A (Diversified Financial Services)^	5
941	Investor AB, Class - B (Diversified Financial Services)	14
120	Kinnevik AB, Class - B (Diversified Financial Services)(b)	2
37	L E Lundbergforetagen AB, Class - B (Diversified Financial Services)	2
127	Lifco AB, Class - B (Industrial Conglomerates)	2
882	Nibe Industrier AB, Class - B (Building Products)	7
95	Sagax AB, Class - B (Real Estate Management & Development)	2
583	Sandvik AB (Machinery)	9
148	Securitas AB, Class - B (Commercial Services & Supplies)	1
314	Sinch AB (Software)(b)	1

Shares	Security Description	Value (000)
	Sweden (continued)
899	Skandinaviska Enskilda Banken AB, Class - A (Banks)	$9
174	Skanska AB, B Shares (Construction & Engineering)	3
194	SKF AB, B Shares (Machinery)	3
310	Svenska Cellulosa AB SCA, Class - B (Paper & Forest Products)	5
765	Svenska Handelsbanken AB, A Shares (Banks)	7
465	Swedbank AB, A Shares (Banks)	6
264	Tele2 AB, B Shares (Wireless Telecommunication Services)	3
1,530	Telefonaktiebolaget LM Ericsson, Class - B (Communications Equipment)	11
1,342	Telia Co. AB (Diversified Telecommunication Services)(a)	5
678	Volvo AB, B Shares (Machinery)	11
207	Volvo AB, Class - A (Machinery)	3
325	Volvo Car AB, Class - B (Automobiles)(b)	2
		217
	Switzerland — 2.55%
863	ABB Ltd., Registered Shares (Electrical Equipment)	23
82	Adecco Group AG (Professional Services)(a)	3
262	Alcon, Inc. (Health Care Equipment & Supplies)	18
24	Baloise Holding AG, Registered Shares (Insurance)	4
2	Barry Callebaut AG, Registered Shares (Food Products)(a)	4
1	Chocoladefabriken Lindt & Spruengli AG (Food Products)	10
225	Chubb Ltd. (Insurance)	44
275	cie Financiere Richemont SA, Registered Shares (Textiles, Apparel & Luxury Goods)	29
100	Clariant AG, Registered Shares (Chemicals)(b)	2
114	Coca-Cola HBC AG (Beverages)	3
1,391	Credit Suisse Group AG, Registered Shares (Capital Markets)	8
3	EMS-Chemie Holding AG (Chemicals)	2
80	Garmin Ltd. (Household Durables)	8
20	Geberit AG, Registered Shares (Building Products)	10
5	Givaudan SA, Registered Shares (Chemicals)	18
287	Holcim Ltd., Registered Shares (Construction Materials)(a)	12
119	Julius Baer Group Ltd. (Capital Markets)	5
28	Kuehne & Nagel International AG, Registered Shares (Marine)	7

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Switzerland (continued)
89	Logitech International SA, Registered Shares (Technology Hardware, Storage & Peripherals)	$5
1,474	Nestle SA, Registered Shares (Food Products)	172
12	Partners Group Holding AG (Capital Markets)	11
18	Schindler Holding AG (Machinery)	3
19	Schindler Holding AG, Registered Shares (Machinery)	3
3	SGS SA, Registered Shares (Professional Services)(a)	7
76	Sika AG, Registered Shares (Chemicals)(a)	18
28	Sonova Holding AG, Registered Shares (Health Care Equipment & Supplies)(a)	9
55	Straumann Holding AG, Registered Shares (Health Care Equipment & Supplies)	7
16	Swiss Life Holding AG (Insurance)	8
38	Swiss Prime Site AG, Registered Shares (Real Estate Management & Development)	3
158	Swiss Re AG (Insurance)	12
13	Swisscom AG, Registered Shares (Diversified Telecommunication Services)	7
161	TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	18
35	Temenos AG, Registered Shares (Software)	3
39	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	2
14	The Swatch Group AG, B Shares (Textiles, Apparel & Luxury Goods)	3
1,844	UBS Group AG (Capital Markets)	30
14	VAT Group AG (Machinery)	3
26	Vifor Pharma AG (Pharmaceuticals)	5
79	Zurich Financial Services AG (Insurance)	34
		573
	United Arab Emirates — 0.00%
118	NMC Health PLC (Health Care Providers & Services)(b)(c)	—
	United Kingdom — 4.31%
506	3i Group PLC (Capital Markets)	7
1,208	abrdn PLC (Diversified Financial Services)	2
100	Admiral Group PLC (Insurance)(a)	3
795	Amcor PLC (Containers & Packaging)	10
671	Anglo American PLC (Metals & Mining)	24
200	Antofagasta PLC (Metals & Mining)	3
110	Aon PLC, Class - A (Insurance)	30
142	Aptiv PLC (Auto Components)(b)	13
234	Ashtead Group PLC (Trading Companies & Distributors)	10
190	Associated British Foods PLC (Food Products)	4

Shares	Security Description	Value (000)
	United Kingdom (continued)
483	Auto Trader Group PLC (Interactive Media & Services)(a)	$3
69	Aveva Group PLC (Software)	2
1,646	Aviva PLC (Insurance)	8
8,735	Barclays PLC (Banks)(a)	16
502	Barratt Developments PLC (Household Durables)(a)	3
52	Berkeley Group Holdings PLC (Household Durables)(b)	2
10,047	BP PLC (Oil, Gas & Consumable Fuels)	47
426	British Land Co. PLC (Equity Real Estate Investment Trusts)	2
3,510	BT Group PLC (Diversified Telecommunication Services)	8
177	Bunzl PLC (Trading Companies & Distributors)	6
221	Burberry Group PLC (Textiles, Apparel & Luxury Goods)(a)	4
182	Clarivate PLC (Professional Services)(b)	3
108	Coca-Cola Europacific Partners PLC (Beverages)	6
936	Compass Group PLC (Hotels, Restaurants & Leisure)	19
71	Croda International PLC (Chemicals)(a)	6
1,215	Diageo PLC (Beverages)	52
116	Ferguson PLC (Trading Companies & Distributors)	13
169	Halma PLC (Electronic Equipment, Instruments & Components)	4
176	Hargreaves Lansdown PLC (Capital Markets)	2
10,641	HSBC Holdings PLC (Banks)	69
810	Informa PLC (Media)(b)	5
96	Intercontinental Hotels Group PLC (Hotels, Restaurants & Leisure)	5
83	Intertek Group PLC (Professional Services)	4
842	J Sainsbury PLC (Food & Staples Retailing)	2
1,475	JD Sports Fashion PLC (Specialty Retail)(b)	2
100	Johnson Matthey PLC (Chemicals)	2
1,048	Kingfisher PLC (Specialty Retail)	3
371	Land Securities Group PLC (Equity Real Estate Investment Trusts)	3
3,141	Legal & General Group PLC (Insurance)	9
72	Liberty Global PLC, Class - A (Media)(b)	2
182	Liberty Global PLC, Class - C (Diversified Telecommunication Services)(b)	4
268	Linde PLC (Chemicals)	77
36,873	Lloyds Banking Group PLC (Banks)	19
173	London Stock Exchange Group PLC (Capital Markets)(a)	16
1,406	M&G PLC (Diversified Financial Services)	3
267	Mondi PLC (Paper & Forest Products)	5

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United Kingdom (continued)
1,842	National Grid PLC (Multi-Utilities)	$24
2,892	Natwest Group PLC (Banks)(a)	8
77	Next PLC (Multiline Retail)	5
254	Ocado Group PLC (Food & Staples Retailing)(a)(b)	2
399	Pearson PLC (Media)	4
163	Persimmon PLC (Household Durables)	4
381	Phoenix Group Holdings PLC (Insurance)	3
1,456	Prudential PLC (Insurance)	18
1,011	RELX PLC (Professional Services)	27
983	Rentokil Initial PLC (Commercial Services & Supplies)	6
582	Rio Tinto PLC (Metals & Mining)	35
71	Schroders PLC (Capital Markets)	2
618	Segro PLC (Equity Real Estate Investment Trusts)	7
74	Sensata Technologies Holding PLC (Electrical Equipment)	3
121	Severn Trent PLC (Water Utilities)(a)	4
4,001	Shell PLC (Oil, Gas & Consumable Fuels)	104
463	Smith & Nephew PLC (Health Care Equipment & Supplies)	6
219	Smiths Group PLC (Industrial Conglomerates)	4
38	Spirax-Sarco Engineering PLC (Machinery)	5
552	SSE PLC (Electric Utilities)	11
272	St. James Place PLC (Capital Markets)	4
1,366	Standard Chartered PLC (Banks)	10
1,079	Stellantis N.V. (Automobiles)	13
1,778	Taylor Wimpey PLC (Household Durables)(a)	3
3,950	Tesco PLC (Food & Staples Retailing)	12
545	The Sage Group PLC (Software)	4
1,346	Unilever PLC (Personal Products)	61
340	United Utilities Group PLC (Water Utilities)	4
14,263	Vodafone Group PLC (Wireless Telecommunication Services)	22
107	Whitbread PLC (Hotels, Restaurants & Leisure)	3
59	Willis Towers Watson PLC (Insurance)	12
		972
	United States — 66.66%
302	3M Co. (Industrial Conglomerates)	39
72	A.O. Smith Corp. (Building Products)	4
24	Abiomed, Inc. (Health Care Equipment & Supplies)(b)	6
332	Accenture PLC, Class - A (IT Services)	92
409	Activision Blizzard, Inc. (Entertainment)	32
247	Adobe, Inc. (Software)(b)	90
36	Advance Auto Parts, Inc. (Specialty Retail)	6

Shares	Security Description	Value (000)
	United States (continued)
855	Advanced Micro Devices, Inc. (Semiconductors & Semiconductor Equipment)(b)	$65
95	Affirm Holdings, Inc. (IT Services)(b)	2
325	Aflac, Inc. (Insurance)	18
156	Agilent Technologies, Inc. (Life Sciences Tools & Services)	19
116	Air Products & Chemicals, Inc. (Chemicals)	28
178	Airbnb, Inc., Class - A (Hotels, Restaurants & Leisure)(b)	16
86	Akamai Technologies, Inc. (IT Services)(b)	8
61	Albemarle Corp. (Chemicals)	13
97	Alcoa Corp. (Metals & Mining)	4
77	Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)	11
39	Align Technology, Inc. (Health Care Equipment & Supplies)(b)	9
7	Alleghany Corp. (Insurance)(b)	6
148	Alliant Energy Corp. (Electric Utilities)	9
174	Ally Financial, Inc. (Consumer Finance)	6
63	Alnylam Pharmaceuticals, Inc. (Biotechnology)(b)	9
157	Alphabet, Inc., Class - A (Interactive Media & Services)(b)	342
149	Alphabet, Inc., Class - C (Interactive Media & Services)(b)	326
4,798	Amazon.com, Inc. (Internet & Direct Marketing Retail)(b)	510
261	AMC Entertainment Holdings, Inc. (Entertainment)^(b)	4
5	AMERCO (Road & Rail)	2
132	Ameren Corp. (Multi-Utilities)	12
275	American Electric Power Company, Inc. (Electric Utilities)	26
335	American Express Co. (Consumer Finance)	46
37	American Financial Group, Inc. (Insurance)	5
209	American Homes 4 Rent, Class - A (Equity Real Estate Investment Trusts)	7
411	American International Group, Inc. (Insurance)	21
237	American Tower Corp. (Equity Real Estate Investment Trusts)	61
95	American Water Works Co., Inc. (Water Utilities)	14
59	Ameriprise Financial, Inc. (Capital Markets)	14
80	AmerisourceBergen Corp. (Health Care Providers & Services)	11
118	AMETEK, Inc. (Electrical Equipment)	13
280	Amphenol Corp., Class - A (Electronic Equipment, Instruments & Components)	18

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
267	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	$39
799	Annaly Capital Management, Inc. (Mortgage Real Estate Investment Trusts)	5
50	ANSYS, Inc. (Software)(b)	12
179	APA Corp. (Oil, Gas & Consumable Fuels)	6
210	Apollo Global Management, Inc. (Diversified Financial Services)	10
8,557	Apple, Inc. (Technology Hardware, Storage & Peripherals)	1,170
453	Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	41
67	AppLovin Corp., Class A (Software)(b)	2
124	Aramark (Hotels, Restaurants & Leisure)	4
293	Archer-Daniels-Midland Co. (Food Products)	23
130	Arista Networks, Inc. (Communications Equipment)(b)	12
33	Arrow Electronics, Inc. (Electronic Equipment, Instruments & Components)(b)	4
108	Arthur J. Gallagher & Co. (Insurance)	18
30	Assurant, Inc. (Insurance)	5
3,720	AT&T, Inc. (Diversified Telecommunication Services)	78
69	Atmos Energy Corp. (Gas Utilities)	8
116	Autodesk, Inc. (Software)(b)	20
222	Automatic Data Processing, Inc. (IT Services)	47
11	AutoZone, Inc. (Specialty Retail)(b)	24
47	Avalara, Inc. (Software)(b)	3
72	AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)	14
323	Avantor, Inc. (Life Sciences Tools & Services)(b)	10
42	Avery Dennison Corp. (Containers & Packaging)	7
499	Baker Hughes, Inc. (Energy Equipment & Services)	14
169	Ball Corp. (Containers & Packaging)	12
3,822	Bank of America Corp. (Banks)	119
141	Bath & Body Works, Inc. (Specialty Retail)	4
262	Baxter International, Inc. (Health Care Equipment & Supplies)	17
147	Becton Dickinson & Co. (Health Care Equipment & Supplies)	36
88	Bentley Systems, Inc., Class - B (Software)	3
671	Berkshire Hathaway, Inc., Class - B (Diversified Financial Services)(b)	183
117	Best Buy Co., Inc. (Specialty Retail)	8
50	Bill.com Holdings, Inc. (Software)(b)	5
95	BioMarin Pharmaceutical, Inc. (Biotechnology)(b)	8

Shares	Security Description	Value (000)
	United States (continued)
12	Bio-Rad Laboratories, Inc., Class - A (Life Sciences Tools & Services)(b)	$6
20	Bio-Techne Corp. (Life Sciences Tools & Services)	7
85	Black Knight, Inc. (IT Services)(b)	6
79	BlackRock, Inc., Class - A (Capital Markets)	48
365	Blackstone, Inc., Class - A (Capital Markets)	33
267	Block, Inc. (IT Services)(b)	16
22	Booking Holdings, Inc. (Hotels, Restaurants & Leisure)(b)	38
71	Booz Allen Hamilton Holding Corp. (Professional Services)	6
123	BorgWarner, Inc. (Auto Components)	4
78	Boston Properties, Inc. (Equity Real Estate Investment Trusts)	7
747	Boston Scientific Corp. (Health Care Equipment & Supplies)(b)	28
214	Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	104
61	Broadridge Financial Solutions, Inc. (IT Services)	9
63	Brookfield Renewable Corp., Class - A (Independent Power and Renewable Electricity Producers)(a)	2
124	Brown & Brown, Inc. (Insurance)	7
161	Brown-Forman Corp., Class - B (Beverages)	11
36	Burlington Stores, Inc. (Specialty Retail)(b)	5
68	C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	7
3	Cable One, Inc. (Media)	4
146	Cadence Design Systems, Inc. (Software)(b)	22
113	Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)(b)	4
53	Camden Property Trust (Equity Real Estate Investment Trusts)	7
103	Campbell Soup Co. (Food Products)	5
211	Capital One Financial Corp. (Consumer Finance)	22
147	Cardinal Health, Inc. (Health Care Providers & Services)	8
85	CarMax, Inc. (Specialty Retail)(b)	8
435	Carrier Global Corp. (Building Products)	16
44	Carvana Co. (Specialty Retail)(b)	1
279	Caterpillar, Inc. (Machinery)	50
58	CBOE Global Markets, Inc. (Capital Markets)	7
175	CBRE Group, Inc., Class - A (Real Estate Management & Development)(b)	13
72	CDW Corp. (Electronic Equipment, Instruments & Components)	11
57	Celanese Corp., Series A (Chemicals)	7

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
328	CenterPoint Energy, Inc. (Multi-Utilities)	$10
74	Ceridian HCM Holding, Inc. (Software)(b)	3
112	CF Industries Holdings, Inc. (Chemicals)	10
63	Charter Communications, Inc., Class - A (Media)(b)	30
121	Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)	16
1,025	Chevron Corp. (Oil, Gas & Consumable Fuels)	148
57	Chewy, Inc., Class - A (Internet & Direct Marketing Retail)(b)	2
15	Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)(b)	20
167	Cigna Corp. (Health Care Providers & Services)	44
79	Cincinnati Financial Corp. (Insurance)	9
49	Cintas Corp. (Commercial Services & Supplies)	18
2,166	Cisco Systems, Inc. (Communications Equipment)	92
1,053	Citigroup, Inc. (Banks)	48
261	Citizens Financial Group, Inc. (Banks)	9
65	Citrix Systems, Inc. (Software)	6
275	Cleveland-Cliffs, Inc. (Metals & Mining)(b)	4
137	Cloudflare, Inc., Class - A (Software)(b)	6
189	CME Group, Inc. (Capital Markets)	39
149	CMS Energy Corp. (Multi-Utilities)	10
90	Cognex Corp. (Electronic Equipment, Instruments & Components)	4
272	Cognizant Technology Solutions Corp. (IT Services)	18
65	Coinbase Global, Inc., Class - A (Capital Markets)^(b)	3
419	Colgate-Palmolive Co. (Household Products)	34
2,354	Comcast Corp., Class - A (Media)	92
250	Conagra Brands, Inc. (Food Products)	9
687	ConocoPhillips (Oil, Gas & Consumable Fuels)	62
182	Consolidated Edison, Inc. (Multi-Utilities)	17
86	Constellation Brands, Inc., Class - A (Beverages)	20
172	Constellation Energy Corp. (Electric Utilities)	10
113	Copart, Inc. (Commercial Services & Supplies)(b)	12
382	Corteva, Inc. (Chemicals)	21
210	CoStar Group, Inc. (Professional Services)(b)	13
231	Costco Wholesale Corp. (Food & Staples Retailing)	111
424	Coterra Energy, Inc. (Oil, Gas & Consumable Fuels)	11
38	Coupa Software, Inc. (Software)(b)	2
103	Crowdstrike Holdings, Inc., Class - A (Software)(b)	17

Shares	Security Description	Value (000)
	United States (continued)
226	Crown Castle International Corp. (Equity Real Estate Investment Trusts)	$38
66	Crown Holdings, Inc. (Containers & Packaging)	6
1,146	CSX Corp. (Road & Rail)	33
76	Cummins, Inc. (Machinery)	15
687	CVS Health Corp. (Health Care Providers & Services)	64
175	D.R. Horton, Inc. (Household Durables)	12
69	Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	8
115	Datadog, Inc., Class - A (Software)(b)	11
30	DaVita, Inc. (Health Care Providers & Services)(b)	2
152	Deere & Co. (Machinery)	46
151	DELL Technologies, Inc., Class - C (Technology Hardware, Storage & Peripherals)	7
79	Delta Air Lines, Inc. (Airlines)(b)	2
109	DENTSPLY SIRONA, Inc. (Health Care Equipment & Supplies)	4
329	Devon Energy Corp. (Oil, Gas & Consumable Fuels)	18
204	Dexcom, Inc. (Health Care Equipment & Supplies)(b)	15
91	Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	11
154	Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)	20
147	Discover Financial Services (Consumer Finance)	14
140	Dish Network Corp. (Media)(b)	3
104	DocuSign, Inc. (Software)(b)	6
123	Dollar General Corp. (Multiline Retail)	30
119	Dollar Tree, Inc. (Multiline Retail)(b)	19
419	Dominion Energy, Inc. (Multi-Utilities)	33
19	Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)	7
104	DoorDash, Inc., Class - A (Internet & Direct Marketing Retail)(b)	7
77	Dover Corp. (Machinery)	9
379	Dow, Inc. (Chemicals)	20
162	Dropbox, Inc., Class - A (Software)(b)	3
100	DTE Energy Co. (Multi-Utilities)	13
421	Duke Energy Corp. (Electric Utilities)	45
198	Duke Realty Corp. (Equity Real Estate Investment Trusts)	11
271	DuPont de Nemours, Inc. (Chemicals)	15
98	Dynatrace, Inc. (Software)(b)	4
70	Eastman Chemical Co. (Chemicals)	6
316	eBay, Inc. (Internet & Direct Marketing Retail)	13

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
135	Ecolab, Inc. (Chemicals)	$21
198	Edison International (Electric Utilities)	13
327	Edwards Lifesciences Corp. (Health Care Equipment & Supplies)(b)	31
225	Elanco Animal Health, Inc. (Pharmaceuticals)(b)	4
150	Electronic Arts, Inc. (Entertainment)	18
127	Elevance Health, Inc. (Health Care Providers & Services)	61
313	Emerson Electric Co. (Electrical Equipment)	25
70	Enphase Energy, Inc. (Semiconductors & Semiconductor Equipment)(b)	14
68	Entegris, Inc. (Semiconductors & Semiconductor Equipment)	6
104	Entergy Corp. (Electric Utilities)	12
307	EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	34
30	EPAM Systems, Inc. (IT Services)(b)	9
176	EQT Corp. (Oil, Gas & Consumable Fuels)	6
64	Equifax, Inc. (Professional Services)	12
47	Equinix, Inc. (Equity Real Estate Investment Trusts)	31
185	Equitable Holdings, Inc. (Diversified Financial Services)	5
85	Equity Lifestyle Properties, Inc. (Equity Real Estate Investment Trusts)	6
191	Equity Residential (Equity Real Estate Investment Trusts)	14
15	Erie Indemnity Co., Class - A (Insurance)	3
122	Essential Utilities, Inc. (Water Utilities)	6
36	Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)	9
67	Etsy, Inc. (Internet & Direct Marketing Retail)(b)	5
118	Evergy, Inc. (Electric Utilities)	8
179	Eversource Energy (Electric Utilities)	15
91	Exact Sciences Corp. (Biotechnology)(b)	4
496	Exelon Corp. (Electric Utilities)	22
87	Expedia Group, Inc. (Hotels, Restaurants & Leisure)(b)	8
89	Expeditors International of Washington, Inc. (Air Freight & Logistics)	9
70	Extra Space Storage, Inc. (Equity Real Estate Investment Trusts)	12
2,214	Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	190
32	F5, Inc. (Communications Equipment)(b)	5
20	FactSet Research Systems, Inc. (Capital Markets)	8
14	Fair Isaac Corp. (Software)(b)	6
302	Fastenal Co. (Trading Companies & Distributors)	15

Shares	Security Description	Value (000)
	United States (continued)
132	FedEx Corp. (Air Freight & Logistics)	$30
142	Fidelity National Financial, Inc. (Insurance)	5
320	Fidelity National Information Services, Inc. (IT Services)	29
357	Fifth Third Bancorp (Banks)	12
6	First Citizens BancShares, Inc., Class - A (Banks)	4
92	First Republic Bank (Banks)	13
284	FirstEnergy Corp. (Electric Utilities)	11
326	Fiserv, Inc. (IT Services)(b)	29
41	FleetCor Technologies, Inc. (IT Services)(b)	9
66	FMC Corp. (Chemicals)	7
2,021	Ford Motor Co. (Automobiles)	22
365	Fortinet, Inc. (Software)(b)	21
182	Fortive Corp. (Machinery)	10
73	Fortune Brands Home & Security, Inc. (Building Products)	4
161	Fox Corp., Class - A (Media)	5
93	Fox Corp., Class - B (Media)	3
152	Franklin Resources, Inc. (Capital Markets)	4
766	Freeport-McMoRan, Inc. (Metals & Mining)	22
43	Gartner, Inc. (IT Services)(b)	10
33	Generac Holdings, Inc. (Electrical Equipment)(b)	7
316	General Mills, Inc. (Food Products)	24
700	General Motors Co. (Automobiles)(b)	22
76	Genuine Parts Co. (Distributors)	10
150	Global Payments, Inc. (IT Services)	17
49	Globe Life, Inc. (Insurance)	5
87	GoDaddy, Inc., Class - A (IT Services)(b)	6
58	Guidewire Software, Inc. (Software)(b)	4
459	Halliburton Co. (Energy Equipment & Services)	14
73	Hasbro, Inc. (Leisure Products)	6
126	HCA Healthcare, Inc. (Health Care Providers & Services)	21
270	Healthpeak Properties, Inc. (Equity Real Estate Investment Trusts)	7
23	HEICO Corp. (Aerospace & Defense)	3
39	HEICO Corp., Class - A (Aerospace & Defense)	4
74	Henry Schein, Inc. (Health Care Providers & Services)(b)	6
147	Hess Corp. (Oil, Gas & Consumable Fuels)	16
623	Hewlett Packard Enterprise Co. (Technology Hardware, Storage & Peripherals)	8
146	Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	16
132	Hologic, Inc. (Health Care Equipment & Supplies)(b)	9
155	Hormel Foods Corp. (Food Products)	7

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
376	Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	$6
202	Howmet Aerospace, Inc. (Aerospace & Defense)	6
542	HP, Inc. (Technology Hardware, Storage & Peripherals)	18
24	HubSpot, Inc. (Software)(b)	7
66	Humana, Inc. (Health Care Providers & Services)	31
755	Huntington Bancshares, Inc. (Banks)	9
43	IAC/InterActiveCorp. (Interactive Media & Services)(b)	3
42	IDEX Corp. (Machinery)	8
45	IDEXX Laboratories, Inc. (Health Care Equipment & Supplies)(b)	16
163	Illinois Tool Works, Inc. (Machinery)	30
98	Incyte Corp. (Biotechnology)(b)	7
217	Ingersoll Rand, Inc. (Machinery)	9
36	Insulet Corp. (Health Care Equipment & Supplies)(b)	8
2,130	Intel Corp. (Semiconductors & Semiconductor Equipment)	80
296	Intercontinental Exchange, Inc. (Capital Markets)	28
471	International Business Machines Corp. (IT Services)	67
133	International Flavors & Fragrances, Inc. (Chemicals)	16
191	International Paper Co. (Containers & Packaging)	8
141	Intuit, Inc. (Software)	54
187	Intuitive Surgical, Inc. (Health Care Equipment & Supplies)(b)	38
349	Invitation Homes, Inc. (Equity Real Estate Investment Trusts)	12
99	IQVIA Holdings, Inc. (Life Sciences Tools & Services)(b)	21
151	Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	7
39	Jack Henry & Associates, Inc. (IT Services)	7
68	Jacobs Engineering Group, Inc. (Professional Services)	9
32	Jazz Pharmaceuticals PLC (Pharmaceuticals)(b)	5
44	JB Hunt Transport Services, Inc. (Road & Rail)	7
373	Johnson Controls International PLC (Building Products)	18
1,543	JPMorgan Chase & Co. (Banks)	174
161	Juniper Networks, Inc. (Communications Equipment)	5
133	Kellogg Co. (Food Products)	9
419	Keurig Dr Pepper, Inc. (Beverages)	15

Shares	Security Description	Value (000)
	United States (continued)
488	KeyCorp (Banks)	$8
88	Keysight Technologies, Inc. (Electronic Equipment, Instruments & Components)(b)	12
177	Kimberly-Clark Corp. (Household Products)	24
327	Kimco Realty Corp. (Equity Real Estate Investment Trusts)	6
1,064	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	18
288	KKR & Co., Inc. (Capital Markets)	13
78	KLA Corp. (Semiconductors & Semiconductor Equipment)	25
81	Knight-Swift Transportation Holdings, Inc. (Road & Rail)	4
49	Laboratory Corporation of America Holdings (Health Care Providers & Services)	11
73	Lam Research Corp. (Semiconductors & Semiconductor Equipment)	31
183	Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)(b)	6
32	Lear Corp. (Auto Components)	4
141	Lennar Corp., Class - A (Household Durables)	10
19	Lennox International, Inc. (Building Products)	4
72	Liberty Broadband Corp., Class - C (Media)(b)	8
98	Liberty Media Corp. - Liberty Formula One, Class - C (Entertainment)(b)	6
51	Liberty Media Corp. - Liberty SiriusXM, Class - A (Media)(b)	2
87	Liberty Media Corp. - Liberty SiriusXM, Class - C (Media)(b)	3
89	Lincoln National Corp. (Insurance)	4
88	Live Nation Entertainment, Inc. (Entertainment)(b)	7
147	LKQ Corp. (Distributors)	7
105	Loews Corp. (Insurance)	6
353	Lowe’s Companies, Inc. (Specialty Retail)	62
42	LPL Financial Holdings, Inc. (Capital Markets)	8
205	Lucid Group, Inc. (Automobiles)^(b)	4
456	Lumen Technologies, Inc. (Diversified Telecommunication Services)	5
147	Lyft, Inc., Class - A (Road & Rail)(b)	2
94	M&T Bank Corp. (Banks)	15
403	Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	9
295	Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	24
7	Markel Corp. (Insurance)(b)	9
20	MarketAxess Holdings, Inc. (Capital Markets)	5
145	Marriott International, Inc., Class - A (Hotels, Restaurants & Leisure)	20

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
263	Marsh & McLennan Companies, Inc. (Insurance)	$41
32	Martin Marietta Materials, Inc. (Construction Materials)	10
435	Marvell Technology, Inc. (Semiconductors & Semiconductor Equipment)	19
131	Masco Corp. (Building Products)	7
29	Masimo Corp. (Health Care Equipment & Supplies)(b)	4
457	MasterCard, Inc., Class - A (IT Services)	144
157	Match Group, Inc. (Interactive Media & Services)(b)	11
130	McCormick & Company, Inc. (Food Products)	11
389	McDonald’s Corp. (Hotels, Restaurants & Leisure)	96
78	McKesson Corp. (Health Care Providers & Services)	25
315	Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts)	5
24	MercadoLibre, Inc. (Internet & Direct Marketing Retail)(b)	15
1,211	Meta Platforms, Inc., Class - A (Interactive Media & Services)(b)	195
357	MetLife, Inc. (Insurance)	22
12	Mettler-Toledo International, Inc. (Life Sciences Tools & Services)(b)	14
197	MGM Resorts International (Hotels, Restaurants & Leisure)	6
275	Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	16
584	Micron Technology, Inc. (Semiconductors & Semiconductor Equipment)	32
3,726	Microsoft Corp. (Software)	957
60	Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)	10
30	Mohawk Industries, Inc. (Household Durables)(b)	4
31	Molina Heathcare, Inc. (Health Care Providers & Services)(b)	9
99	Molson Coors Beverage Co., Class - B (Beverages)	5
731	Mondelez International, Inc., Class - A (Food Products)	45
36	MongoDB, Inc. (IT Services)(b)	9

Shares	Security Description	Value (000)
	United States (continued)
23	Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	$9
209	Monster Beverage Corp. (Beverages)(b)	19
88	Moody’s Corp. (Capital Markets)	24
700	Morgan Stanley (Capital Markets)	53
87	Motorola Solutions, Inc. (Communications Equipment)	18
43	MSCI, Inc. (Capital Markets)	18
59	Nasdaq, Inc. (Capital Markets)	9
116	NetApp, Inc. (Technology Hardware, Storage & Peripherals)	8
233	Netflix, Inc. (Entertainment)(b)	41
49	Neurocrine Biosciences, Inc. (Biotechnology)(b)	5
437	Newmont Corp. (Metals & Mining)	26
201	News Corp., Class - A (Media)	3
1,022	NextEra Energy, Inc. (Electric Utilities)	79
669	NIKE, Inc., Class - B (Textiles, Apparel & Luxury Goods)	68
202	NiSource, Inc. (Multi-Utilities)	6
29	Nordson Corp. (Machinery)	6
125	Norfolk Southern Corp. (Road & Rail)	28
104	Northern Trust Corp. (Capital Markets)	10
307	Nortonlifelock, Inc. (Software)	7
124	NRG Energy, Inc. (Electric Utilities)	5
141	Nucor Corp. (Metals & Mining)	15
1,307	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	198
2	NVR, Inc. (Household Durables)(b)	8
483	Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	28
78	Okta, Inc. (IT Services)(b)	7
51	Old Dominion Freight Line, Inc. (Road & Rail)	13
112	Omnicom Group, Inc. (Media)	7
222	ON Semiconductor Corp. (Semiconductors & Semiconductor Equipment)(b)	11
234	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	13
839	Oracle Corp. (Software)	59
36	O’Reilly Automotive, Inc. (Specialty Retail)(b)	23
227	Otis Worldwide Corp. (Machinery)	16
54	Owens Corning (Building Products)	4
184	PACCAR, Inc. (Machinery)	15
49	Packaging Corporation of America (Containers & Packaging)	7
858	Palantir Technologies, Inc., Class - A (Software)(b)	8
52	Palo Alto Networks, Inc. (Software)(b)	26
319	Paramount Global, Class - B (Media)	8

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
68	Parker Hannifin Corp. (Machinery)	$17
170	Paychex, Inc. (IT Services)	19
27	PAYCOM Software, Inc. (Software)(b)	8
580	PayPal Holdings, Inc. (IT Services)(b)	41
159	Peloton Interactive, Inc., Class - A (Leisure Products)(b)	1
724	PepsiCo, Inc. (Beverages)	121
785	PG&E Corp. (Electric Utilities)(b)	8
252	Phillips 66 (Oil, Gas & Consumable Fuels)	21
297	Pinterest, Inc., Class - A (Interactive Media & Services)(b)	5
122	Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	27
269	Plug Power, Inc. (Electrical Equipment)(b)	4
219	PNC Financial Services Group, Inc. (Banks)	35
21	Pool Corp. (Distributors)	7
124	PPG Industries, Inc. (Chemicals)	14
395	PPL Corp. (Electric Utilities)	11
140	Principal Financial Group, Inc. (Insurance)	9
387	Prologis, Inc. (Equity Real Estate Investment Trusts)	46
192	Prudential Financial, Inc. (Insurance)	18
59	PTC, Inc. (Software)(b)	6
267	Public Service Enterprise Group, Inc. (Multi-Utilities)	17
83	Public Storage (Equity Real Estate Investment Trusts)	26
131	PulteGroup, Inc. (Household Durables)	5
54	Qorvo, Inc. (Semiconductors & Semiconductor Equipment)(b)	5
586	QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	75
77	Quanta Services, Inc. (Construction & Engineering)	10
62	Quest Diagnostics, Inc. (Health Care Providers & Services)	8
97	Raymond James Financial, Inc. (Capital Markets)	9
307	Realty Income Corp. (Equity Real Estate Investment Trusts)	21
76	Regency Centers Corp. (Equity Real Estate Investment Trusts)	5
497	Regions Financial Corp. (Banks)	9
116	Republic Services, Inc. (Commercial Services & Supplies)	15
76	ResMed, Inc. (Health Care Equipment & Supplies)	16
44	RingCentral, Inc., Class - A (Software)(b)	2

Shares	Security Description	Value (000)
	United States (continued)
88	Rivian Automotive, Inc., Class - A (Automobiles)(b)	$2
59	Robert Half International, Inc. (Professional Services)	4
191	ROBLOX Corp., Class - A (Entertainment)(b)	6
61	Rockwell Automation, Inc. (Electrical Equipment)	12
62	Roku, Inc. (Entertainment)(b)	5
118	Rollins, Inc. (Commercial Services & Supplies)	4
58	Roper Technologies, Inc. (Industrial Conglomerates)	23
190	Ross Stores, Inc. (Specialty Retail)	13
178	Royalty Pharma PLC, Class - A (Pharmaceuticals)	7
67	RPM International, Inc. (Chemicals)	5
186	S&P Global, Inc. (Capital Markets)	63
514	Salesforce, Inc. (Software)(b)	85
56	SBA Communications Corp. (Equity Real Estate Investment Trusts)	18
741	Schlumberger N.V. (Energy Equipment & Services)	26
72	Seagen, Inc. (Biotechnology)(b)	13
75	Sealed Air Corp. (Containers & Packaging)	4
83	SEI Investments Co. (Capital Markets)	4
167	Sempra Energy (Multi-Utilities)	25
105	ServiceNow, Inc. (Software)(b)	50
32	Signature Bank (Banks)	6
173	Simon Property Group, Inc. (Equity Real Estate Investment Trusts)	16
400	Sirius XM Holdings, Inc. (Media)^	2
83	Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	8
571	Snap, Inc., Class - A (Interactive Media & Services)(b)	7
29	Snap-on, Inc. (Machinery)	6
111	Snowflake, Inc., Class - A (IT Services)(b)	15
74	Southwest Airlines Co. (Airlines)(b)	3
86	Splunk, Inc. (Software)(b)	8
122	SS&C Technologies Holdings, Inc. (Software)	7
87	Stanley Black & Decker, Inc. (Machinery)	9
605	Starbucks Corp. (Hotels, Restaurants & Leisure)	46
193	State Street Corp. (Capital Markets)	12
104	Steel Dynamics, Inc. (Metals & Mining)	7
176	Stryker Corp. (Health Care Equipment & Supplies)	35
61	Sun Communities, Inc. (Equity Real Estate Investment Trusts)	10
31	SVB Financial Group (Banks)(b)	12

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
263	Synchrony Financial (Consumer Finance)	$7
81	Synopsys, Inc. (Software)(b)	25
269	Sysco Corp. (Food & Staples Retailing)	23
119	T. Rowe Price Group, Inc. (Capital Markets)	14
81	Take-Two Interactive Software, Inc. (Entertainment)(b)	10
116	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	7
251	Target Corp. (Multiline Retail)	35
87	Teladoc Health, Inc. (Health Care Technology)(b)	3
25	Teledyne Technologies, Inc. (Electronic Equipment, Instruments & Components)(b)	9
24	Teleflex, Inc. (Health Care Equipment & Supplies)	6
84	Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	8
461	Tesla, Inc. (Automobiles)(b)	310
481	Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	74
350	The AES Corp. (Independent Power and Renewable Electricity Producers)	7
146	The Allstate Corp. (Insurance)	19
398	The Bank of New York Mellon Corp. (Capital Markets)	17
89	The Carlyle Group, Inc. (Capital Markets)	3
760	The Charles Schwab Corp. (Capital Markets)	48
65	The Clorox Co. (Household Products)	9
2,150	The Coca-Cola Co. (Beverages)	135
122	The Estee Lauder Companies, Inc. (Personal Products)	31
175	The Goldman Sachs Group, Inc. (Capital Markets)	52
173	The Hartford Financial Services Group, Inc. (Insurance)	11
75	The Hershey Co. (Food Products)	16
547	The Home Depot, Inc. (Specialty Retail)	150
207	The Interpublic Group of Companies, Inc. (Media)	6
56	The J.M. Smucker Co. (Food Products)	7
379	The Kraft Heinz Co. (Food Products)	14
359	The Kroger Co. (Food & Staples Retailing)	17
194	The Mosaic Co. (Chemicals)	9
305	The Progressive Corp. (Insurance)	35
130	The Sherwin-Williams Co. (Chemicals)	29
553	The Southern Co. (Electric Utilities)	39
634	The TJX Companies, Inc. (Specialty Retail)	35
230	The Trade Desk, Inc., Class - A (Software)(b)	10

Shares	Security Description	Value (000)
	United States (continued)
128	The Travelers Companies, Inc. (Insurance)	$22
949	The Walt Disney Co. (Entertainment)(b)	90
209	The Western Union Co. (IT Services)	3
633	The Williams Companies, Inc. (Oil, Gas & Consumable Fuels)	20
327	T-Mobile US, Inc. (Wireless Telecommunication Services)(b)	44
62	Tractor Supply Co. (Specialty Retail)	12
56	Tradeweb Markets, Inc., Class - A (Capital Markets)	4
123	Trane Technologies PLC (Building Products)	16
28	TransDigm Group, Inc. (Aerospace & Defense)(b)	15
101	TransUnion (Professional Services)	8
121	Trimble, Inc. (Electronic Equipment, Instruments & Components)(b)	7
698	Truist Financial Corp. (Banks)	33
91	Twilio, Inc., Class - A (IT Services)(b)	8
420	Twitter, Inc. (Interactive Media & Services)(b)	16
23	Tyler Technologies, Inc. (Software)(b)	8
154	Tyson Foods, Inc., Class - A (Food Products)	13
749	U.S. Bancorp (Banks)	34
768	Uber Technologies, Inc. (Road & Rail)(b)	16
152	UDR, Inc. (Equity Real Estate Investment Trusts)	7
110	UGI Corp. (Gas Utilities)	4
31	Ulta Beauty, Inc. (Specialty Retail)(b)	12
332	Union Pacific Corp. (Road & Rail)	71
382	United Parcel Service, Inc., Class - B (Air Freight & Logistics)	70
38	United Rentals, Inc. (Trading Companies & Distributors)(b)	9
495	UnitedHealth Group, Inc. (Health Care Providers & Services)	254
106	Unity Software, Inc. (Software)(b)	4
34	Universal Health Services, Inc., Class - B (Health Care Providers & Services)	3
39	Upstart Holdings, Inc. (Consumer Finance)^(b)	1
171	V.F. Corp. (Textiles, Apparel & Luxury Goods)	8
21	Vail Resorts, Inc. (Hotels, Restaurants & Leisure)	5
214	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	23
73	Veeva Systems, Inc., Class - A (Health Care Technology)(b)	14
203	Ventas, Inc. (Equity Real Estate Investment Trusts)	10
55	VeriSign, Inc. (IT Services)(b)	9
85	Verisk Analytics, Inc., Class - A (Professional Services)	15

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
2,203	Verizon Communications, Inc. (Diversified Telecommunication Services)	$112
509	VICI Properties, Inc. (Equity Real Estate Investment Trusts)	15
868	Visa, Inc., Class - A (IT Services)	171
227	Vistra Corp. (Independent Power and Renewable Electricity Producers)	5
111	VMware, Inc., Class - A (Software)	13
79	Vornado Realty Trust (Equity Real Estate Investment Trusts)	2
71	Vulcan Materials Co. (Construction Materials)	10
108	W.R. Berkley Corp. (Insurance)	7
23	W.W. Grainger, Inc. (Trading Companies & Distributors)	10
385	Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	15
795	Walmart, Inc. (Food & Staples Retailing)	97
1,144	Warner Bros. Discovery, Inc. (Entertainment)(b)	15
215	Waste Management, Inc. (Commercial Services & Supplies)	33
32	Waters Corp. (Life Sciences Tools & Services)(b)	11
41	Wayfair, Inc., Class - A (Internet & Direct Marketing Retail)(b)	2
93	Webster Financial Corp. (Banks)	4
175	WEC Energy Group, Inc. (Multi-Utilities)	18
2,008	Wells Fargo & Co. (Banks)	79
241	Welltower, Inc. (Equity Real Estate Investment Trusts)	20
39	West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	12
164	Western Digital Corp. (Technology Hardware, Storage & Peripherals)(b)	7
95	Westinghouse Air Brake Technologies Corp. (Machinery)	8
19	Westlake Corp. (Chemicals)	2
137	WestRock Co. (Containers & Packaging)	5
393	Weyerhaeuser Co. (Equity Real Estate Investment Trusts)	13
31	Whirlpool Corp. (Household Durables)	5
103	Workday, Inc., Class - A (Software)(b)	14
98	WP Carey, Inc. (Equity Real Estate Investment Trusts)	8
57	Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)(b)	3
281	Xcel Energy, Inc. (Electric Utilities)	20
97	Xylem, Inc. (Machinery)	8
153	YUM! Brands, Inc. (Hotels, Restaurants & Leisure)	17

Shares	Security Description	Value (000)
	United States (continued)
27	Zebra Technologies Corp. (Electronic Equipment, Instruments & Components)(b)	$8
64	Zendesk, Inc. (Software)(b)	5
81	Zillow Group, Inc., Class - C (Real Estate Management & Development)(b)	3
111	Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	12
248	Zoetis, Inc. (Pharmaceuticals)	43
115	Zoom Video Communications, Inc., Class - A (Software)(b)	12
144	ZoomInfo Technologies, Inc. (Interactive Media & Services)(b)	5
45	Zscaler, Inc. (Software)(b)	7
		15,016
	Total Common Stocks	22,421
	Preferred Stocks — 0.11%
	Germany — 0.11%
33	Bayerische Motoren Werke Aktiengesellschaft — Preferred (Automobiles)(d)	2
80	Henkel AG & Co. KGAA — Preferred (Household Products)(d)	5
79	Porsche Automobil Holding SE — Preferred (Automobiles)(d)	5
98	Volkswagen AG — Preferred (Automobiles)(d)	14
	Total Preferred Stocks	26
	Investment Companies — 0.13%
21,171	Federated Hermes Treasury Obligations Fund, Institutional Shares, 1.37%^^(e)	22
7,317	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.40%(e)	7
	Total Investment Companies	29
	Total Investments (cost $17,167) — 99.78%	22,476
	Other assets in excess of liabilities — 0.22%	49
	Net Assets — 100.00%	$22,525

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2022.

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2022.

(a)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(b)	Represents non-income producing security.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (concluded) — June 30, 2022

(c)	Security was valued using significant unobservable inputs as of June 30, 2022.

(d)	A perpetual bond is one with no maturity date that pays a fixed interest rate until the bond insurance is terminated.

(e)	Annualized 7-day yield as of period-end.

As of June 30, 2022, 100% of the Portfolio’s net assets were managed by Mellon Investments Corporation.

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks — 95.52%
	Australia — 7.04%
66,309	Ampol Ltd. (Oil, Gas & Consumable Fuels)	$1,566
35,958	APA Group (Gas Utilities)	280
21,823	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	518
193,458	Australia & New Zealand Banking Group Ltd. (Banks)	2,941
82,839	Bendigo & Adelaide Bank Ltd. (Banks)	519
98,175	BHP Group Ltd. (Metals & Mining)	2,795
85,014	BHP Group Ltd. (Metals & Mining)	2,377
1,978	Cochlear Ltd. (Health Care Equipment & Supplies)	271
46,273	Commonwealth Bank of Australia (Banks)	2,886
8,316	CSL Ltd. (Biotechnology)	1,544
201,121	Dexus (Equity Real Estate Investment Trusts)	1,232
2,350	Domino’s Pizza Enterprises Ltd. (Hotels, Restaurants & Leisure)	110
48,346	Endeavour Group Ltd. (Food & Staples Retailing)	253
64,304	Fortescue Metals Group Ltd. (Metals & Mining)	778
68,557	Goodman Group (Equity Real Estate Investment Trusts)	844
7,899	Macquarie Group Ltd. (Capital Markets)	897
104,574	Medibank Private Ltd. (Insurance)	235
206,900	National Australia Bank Ltd. (Banks)	3,910
24,120	Northern Star Resources Ltd. (Metals & Mining)	114
44,626	Qantas Airways Ltd. (Airlines)(a)	138
55,092	QBE Insurance Group Ltd. (Insurance)	462
16,336	Rio Tinto Ltd. (Metals & Mining)	1,158
152,239	Santos Ltd. (Oil, Gas & Consumable Fuels)	780
205,252	Scentre Group (Equity Real Estate Investment Trusts)	367
90,538	Stockland (Equity Real Estate Investment Trusts)	226
18,427	Suncorp Group Ltd. (Insurance)	140
562,458	Tabcorp Holdings Ltd. (Hotels, Restaurants & Leisure)	413
42,567	The GPT Group (Equity Real Estate Investment Trusts)	124
562,458	The Lottery Corp. Ltd. (Hotels, Restaurants & Leisure)(a)	1,754
65,302	Transurban Group (Transportation Infrastructure)	648
44,996	Treasury Wine Estates Ltd. (Beverages)	352
63,839	Wesfarmers Ltd. (Multiline Retail)	1,846
224,539	Westpac Banking Corp. (Banks)	3,021
17,740	Woodside Energy Group Ltd. (Oil, Gas & Consumable Fuels)	390
15,362	Woodside Energy Group Ltd. (Oil, Gas & Consumable Fuels)	325

Shares	Security Description	Value (000)
	Australia (continued)
48,346	Woolworths Group Ltd. (Food & Staples Retailing)	$1,188
35,740	Worley Ltd. (Energy Equipment & Services)	351
		37,753
	Austria — 0.17%
23,927	Erste Group Bank AG (Banks)	606
4,792	OMV AG (Oil, Gas & Consumable Fuels)	225
1,051	Verbund AG (Electric Utilities)	103
		934
	Belgium — 0.94%
4,100	Ageas SA (Insurance)	180
48,894	Anheuser-Busch InBev N.V. (Beverages)	2,631
5,470	Elia Group SA (Electric Utilities)	775
9,584	KBC Group N.V. (Banks)	538
1,294	Solvay SA, Class - A (Chemicals)	105
1,253	UCB SA (Pharmaceuticals)	106
20,206	Umicore SA (Chemicals)	705
		5,040
	Canada — 10.74%
3,860	Agnico Eagle Mines Ltd. (Metals & Mining)	177
30,089	Air Canada (Airlines)(a)	375
50,883	Alimentation Couche-Tard, Inc. (Food & Staples Retailing)	1,985
8,987	AltaGas Ltd. (Gas Utilities)	190
45,514	Bank of Montreal (Banks)	4,376
73,544	Barrick Gold Corp. (Metals & Mining)	1,301
19,921	Blackberry Ltd. (Software)(a)	107
3,340	Brookfield Asset Management, Inc. (Capital Markets)	149
10,168	CAE, Inc. (Aerospace & Defense)(a)	251
31,854	Cameco Corp. (Oil, Gas & Consumable Fuels)	670
3,161	Canadian Apartment Properties REIT (Equity Real Estate Investment Trusts)	110
6,838	Canadian National Railway Co. (Road & Rail)	769
55,707	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	2,994
3,130	Canadian Pacific Railway Ltd. (Road & Rail)	219
11,085	Canadian Tire Corp. Ltd., Class - A (Multiline Retail)	1,399
4,454	Canadian Utilities Ltd., Class - A (Multi-Utilities)	133
3,259	CCL Industries, Inc. (Containers & Packaging)	154
125,033	Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)	2,379
9,128	CGI, Inc. (IT Services)(a)	727
30,477	CI Financial Corp. (Capital Markets)	324
835	Constellation Software, Inc. (Software)	1,240
11,192	Dollarama, Inc. (Multiline Retail)	645

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Canada (continued)
19,379	Empire Co. Ltd. (Food & Staples Retailing)	$597
77,385	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	3,268
1,023	Fairfax Financial Holdings Ltd. (Insurance)	542
10,649	First Capital Real Estate Investment Trust (Real Estate Management & Development)	124
17,917	First Quantum Minerals Ltd. (Metals & Mining)	340
3,127	Fortis, Inc. (Electric Utilities)	148
7,691	Franco-Nevada Corp. (Metals & Mining)	1,012
24,142	GFL Environmental, Inc. (Commercial Services & Supplies)	623
64,358	Great-West Lifeco, Inc. (Insurance)	1,572
27,914	H&R Real Estate Investment Trust (Equity Real Estate Investment Trusts)	270
12,464	Hydro One Ltd. (Electric Utilities)	335
5,430	Intact Financial Corp. (Insurance)	766
56,358	Keyera Corp. (Oil, Gas & Consumable Fuels)	1,287
41,480	Kinross Gold Corp. (Metals & Mining)	148
36,396	Magna International, Inc. (Auto Components)	1,999
8,370	Manulife Financial Corp. (Insurance)	145
15,818	Methanex Corp. (Chemicals)	604
18,402	National Bank of Canada (Banks)	1,208
3,470	Nutrien Ltd. (Chemicals)	276
2,234	Onex Corp. (Diversified Financial Services)	111
7,732	Pembina Pipelines Corp. (Oil, Gas & Consumable Fuels)	273
66,482	Power Corp. of Canada (Insurance)	1,711
6,978	Primaris REIT (Equity Real Estate Investment Trusts)	66
1,938	Restaurant Brands International, Inc. (Hotels, Restaurants & Leisure)	97
67,963	RioCan Real Estate Investment Trust (Equity Real Estate Investment Trusts)	1,057
4,162	Ritchie Bros. Auctioneers, Inc. (Commercial Services & Supplies)	271
2,933	Rogers Communications, Inc., Class - B (Wireless Telecommunication Services)	141
23,444	Royal Bank of Canada (Banks)	2,270
57,560	Shopify, Inc. (IT Services)(a)	1,799
7,087	SmartCentres Real Estate Investment Trust (Equity Real Estate Investment Trusts)	151
52,951	Sun Life Financial, Inc. (Insurance)	2,427
5,745	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	202
16,639	TC Energy Corp. (Oil, Gas & Consumable Fuels)	862
18,439	Teck Resources Ltd., Class - B (Metals & Mining)	564

Shares	Security Description	Value (000)
	Canada (continued)
72,937	TELUS Corp. (Diversified Telecommunication Services)	$1,625
46,844	The Bank of Nova Scotia (Banks)	2,773
27,327	The Toronto-Dominion Bank (Banks)	1,792
22,457	Thomson Reuters Corp. (Professional Services)	2,341
1,552	Topicus.com, Inc. (Software)	88
28,308	Wheaton Precious Metals Corp. (Metals & Mining)	1,020
		57,579
	China — 0.10%
9,100	Jardine Matheson Holdings Ltd. (Industrial Conglomerates)	479
1,657	JD.com, Inc., Class - A (Internet & Direct Marketing Retail)	53
		532
	Denmark — 2.70%
77	A.P. Moller - Maersk A/S, Class - B (Marine)	180
23,055	Danske Bank A/S (Banks)	326
4,260	Demant A/S (Health Care Equipment & Supplies)(a)	160
5,336	DSV A/S (Road & Rail)	745
10,121	Genmab A/S (Biotechnology)(a)	3,276
80,513	Novo Nordisk A/S, Class - B (Pharmaceuticals)	8,932
6,306	Orsted A/S (Electric Utilities)	659
410	ROCKWOOL A/S, Class - B (Building Products)	92
3,832	Tryg A/S (Insurance)	86
		14,456
	Finland — 1.46%
17,096	Fortum Oyj (Electric Utilities)	256
4,521	Kesko Oyj, Class - B (Food & Staples Retailing)	107
38,217	Neste Oyj (Oil, Gas & Consumable Fuels)	1,691
231,473	Nokia Oyj (Communications Equipment)	1,077
278,699	Nordea Bank Abp (Banks)	2,453
3,545	Orion Oyj, Class - B (Pharmaceuticals)	158
4,638	Sampo Oyj, Class - A (Insurance)	202
44,232	Stora Enso Oyj, Registered Shares (Paper & Forest Products)	694
38,915	UPM-Kymmene Oyj (Paper & Forest Products)	1,183
		7,821
	France — 8.69%
4,298	Accor SA (Hotels, Restaurants & Leisure)(a)	116
2,427	Aeroports de Paris (Transportation Infrastructure)(a)	307
34,826	Air Liquide SA (Chemicals)	4,676
10,577	Alstom SA (Machinery)	239
2,081	Amundi SA (Capital Markets)	114
69,410	AXA SA (Insurance)	1,575

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	France (continued)
1,813	BioMerieux (Health Care Equipment & Supplies)	$177
71,443	BNP Paribas SA (Banks)	3,396
7,743	Bouygues SA (Construction & Engineering)	238
1,044	Capgemini SE (IT Services)	179
8,347	Carrefour SA (Food & Staples Retailing)	148
3,697	Compagnie de Saint-Gobain (Building Products)	159
124,100	Credit Agricole SA (Banks)	1,135
1,914	Danone SA (Food Products)	107
27,000	Dassault Systemes SE (Software)	993
3,326	Eiffage SA (Construction & Engineering)	299
12,117	Electricite de France SA (Electric Utilities)	99
25,532	Engie SA (Multi-Utilities)	293
18,607	EssilorLuxottica SA (Textiles, Apparel & Luxury Goods)	2,786
2,933	Eurazeo SE (Diversified Financial Services)	182
1,743	Euroapi SA (Pharmaceuticals)(a)	27
1,347	Gecina SA (Equity Real Estate Investment Trusts)	126
2,500	Hermes International (Textiles, Apparel & Luxury Goods)	2,795
7,279	JCDecaux SA (Media)(a)	122
2,878	Kering SA (Textiles, Apparel & Luxury Goods)	1,478
10,625	L’Oreal SA (Personal Products)	3,666
5,480	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	3,340
8,063	Pernod Ricard SA (Beverages)	1,481
8,075	Publicis Groupe SA (Media)	395
7,261	Renault SA (Automobiles)(a)	181
40,107	Sanofi (Pharmaceuticals)	4,049
922	Sartorius Stedim Biotech (Life Sciences Tools & Services)	289
34,976	Schneider Electric SE (Electrical Equipment)	4,139
4,329	SCOR SE (Insurance)	93
112,087	Societe Generale SA (Banks)	2,453
1,544	Sodexo SA (Hotels, Restaurants & Leisure)	108
2,405	Teleperformance (Professional Services)	739
4,176	Thales SA (Aerospace & Defense)	512
41,460	TotalEnergies SE (Oil, Gas & Consumable Fuels)	2,188
7,086	Unibail-Rodamco-Westfield (Equity Real Estate Investment Trusts)(a)	361
5,243	Valeo (Auto Components)	101
15,933	Veolia Environnement SA (Multi-Utilities)(a)	389
3,828	Wendel SE (Diversified Financial Services)	320
		46,570
	Germany — 5.92%
10,077	Allianz SE (Insurance)	1,923
1,793	Bayerische Motoren Werke AG (Automobiles)	138

Shares	Security Description	Value (000)
	Germany (continued)
1,065	Beiersdorf AG (Personal Products)	$109
1,341	Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	160
33,975	Commerzbank AG (Banks)(a)	238
6,091	Continental AG (Auto Components)	424
1,439	Daimler Truck Holding AG (Machinery)(a)	38
113,622	Deutsche Bank AG, Registered Shares (Capital Markets)	990
22,300	Deutsche Boerse AG (Capital Markets)	3,729
44,418	Deutsche Lufthansa AG, Registered Shares (Airlines)(a)	259
88,039	Deutsche Post AG, Registered Shares (Air Freight & Logistics)	3,297
243,953	Deutsche Telekom AG (Diversified Telecommunication Services)	4,844
53,960	E.ON SE (Multi-Utilities)	453
7,498	Fraport AG Frankfurt Airport Services Worldwide (Transportation Infrastructure)(a)	326
6,838	Fresenius Medical Care AG & Co. KGaA (Health Care Providers & Services)	341
12,856	Fresenius SE & Co. KGaA (Health Care Providers & Services)	389
6,983	GEA Group AG (Machinery)	241
1,115	Hannover Rueck SE (Insurance)	162
3,464	Henkel AG & Co. KGaA (Household Products)	212
82,230	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	1,989
2,878	Mercedes-Benz Group AG (Automobiles)	167
2,128	Merck KGaA (Pharmaceuticals)	359
1,793	MTU Aero Engines AG (Aerospace & Defense)	326
2,688	Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares (Insurance)	631
3,699	Puma SE (Textiles, Apparel & Luxury Goods)	244
20,979	RWE AG (Multi-Utilities)	771
42,196	SAP SE (Software)	3,844
32,127	Siemens AG, Registered Shares (Industrial Conglomerates)	3,268
5,796	Siemens Healthineers AG (Health Care Equipment & Supplies)	294
10,266	Symrise AG (Chemicals)	1,117
48,500	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	139
1,218	Vitesco Technologies Group AG (Auto Components)(a)	47
1,532	Volkswagen AG (Automobiles)	279
		31,748

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Hong Kong — 2.57%
483,480	AIA Group Ltd. (Insurance)	$5,239
75,055	BOC Hong Kong Holdings Ltd. (Banks)	297
63,400	Budweiser Brewing Co. APAC Ltd. (Beverages)	190
334,000	China Common Rich Renewable Energy Investment Ltd. (Independent Power and Renewable Electricity Producers)(a)(b)	—
98,500	CK Asset Holdings Ltd. (Real Estate Management & Development)	697
12,093	CLP Holdings Ltd. (Electric Utilities)	100
73,000	Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)	435
57,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	108
15,506	Hang Seng Bank Ltd. (Banks)	274
58,800	Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	2,893
335,900	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	1,686
43,500	Kerry Properties Ltd. (Real Estate Management & Development)	121
59,500	MTR Corp. Ltd. (Road & Rail)	311
14,472	Pacific Century Premium Developments Ltd. (Real Estate Management & Development)(a)	1
121,391	PCCW Ltd. (Diversified Telecommunication Services)	64
18,256	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	216
24,000	Swire Pacific Ltd., Class - A (Real Estate Management & Development)	143
52,000	Techtronic Industries Co. Ltd. (Machinery)	542
59,417	The Link Real Estate Investment Trust (Equity Real Estate Investment Trusts)	485
		13,802
	Ireland (Republic of) — 0.85%
8,728	AerCap Holdings N.V. (Trading Companies & Distributors)(a)	357
332,317	Bank of Ireland Group PLC (Banks)	2,100
24,053	CRH PLC (Construction Materials)	832
30,741	Experian PLC (Professional Services)	900
16,821	James Hardie Industries PLC (Construction Materials)	369
		4,558
	Isle of Man — 0.11%
38,847	Entain PLC (Hotels, Restaurants & Leisure)(a)	589
	Israel — 0.60%
43,244	Bank Hapoalim BM (Banks)	361

Shares	Security Description	Value (000)
	Israel (continued)
849	Check Point Software Technologies Ltd. (Software)(a)	$103
862	CyberArk Software Ltd. (Software)(a)	110
3,036	Kornit Digital Ltd. (Machinery)(a)	96
1,765	Nice Ltd. (Software)(a)	339
11,379	Nice Systems Ltd., ADR (Software)	2,191
		3,200
	Italy — 1.73%
3,755	Amplifon SpA (Health Care Providers & Services)	115
69,888	Assicurazioni Generali SpA (Insurance)	1,115
19,370	Atlantia SpA (Transportation Infrastructure)	454
888	DiaSorin SpA (Health Care Equipment & Supplies)	116
199,184	Enel SpA (Electric Utilities)	1,089
4,949	Ferrari N.V. (Automobiles)	909
549,472	Intesa Sanpaolo SpA (Banks)	1,025
7,820	Iveco Group N.V. (Machinery)(a)	41
187,061	Mediobanca Banca di Credito Finanziario SpA (Banks)	1,620
7,356	Moncler SpA (Textiles, Apparel & Luxury Goods)	315
13,543	Nexi SpA (IT Services)(a)	112
23,414	Pirelli & C SpA (Auto Components)	95
10,481	Poste Italiane SpA (Insurance)	98
110,979	Snam SpA (Gas Utilities)	581
201,736	Terna - Rete Elettrica Nazionale SpA (Electric Utilities)	1,583
		9,268
	Japan — 18.33%
6,300	Advantest Corp. (Semiconductors & Semiconductor Equipment)	337
6,845	AGC, Inc. (Building Products)	241
27,300	Ajinomoto Co., Inc. (Food Products)	664
15,300	Amada Co. Ltd. (Machinery)	112
22,900	Asahi Group Holdings Ltd. (Beverages)	750
14,600	Asahi Kasei Corp. (Chemicals)	111
103,600	Astellas Pharma, Inc. (Pharmaceuticals)	1,615
3,900	Azbil Corp. (Electronic Equipment, Instruments & Components)	102
26,700	Bandai Namco Holdings, Inc. (Leisure Products)	1,885
15,200	Bridgestone Corp. (Auto Components)	555
38,300	Canon, Inc. (Technology Hardware, Storage & Peripherals)	871
4,300	Capcom Co. Ltd. (Entertainment)	104
363,700	Concordia Financial Group Ltd. (Banks)	1,260
41,000	CyberAgent, Inc. (Media)	408
13,388	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	289

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
3,400	Daifuku Co. Ltd. (Machinery)	$194
40,900	Dai-ichi Life Holdings, Inc. (Insurance)	757
15,400	Daikin Industries Ltd. (Building Products)	2,469
1,279	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	110
16,050	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	374
67	Daiwa House REIT Investment Corp. (Equity Real Estate Investment Trusts)	152
3,000	Denso Corp. (Auto Components)	159
4,800	Dentsu Group, Inc. (Media)	144
800	Disco Corp. (Semiconductors & Semiconductor Equipment)	190
5,800	FANUC Corp. (Machinery)	908
13,700	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	735
10,900	Fujitsu Ltd. (IT Services)	1,363
142	GLP J-Reit (Equity Real Estate Investment Trusts)	173
1,900	GMO Payment Gateway, Inc. (IT Services)	134
11,800	Hakuhodo DY Holdings, Inc. (Media)	108
37,100	Hitachi Ltd. (Industrial Conglomerates)	1,761
12,600	Hitachi Metals Ltd. (Metals & Mining)(a)	191
43,400	Honda Motor Co. Ltd. (Automobiles)	1,053
3,600	Hoshizaki Corp. (Machinery)	107
25,800	HOYA Corp. (Health Care Equipment & Supplies)	2,203
8,800	Iida Group Holdings Co. Ltd. (Household Durables)	136
39,100	Inpex Corp. (Oil, Gas & Consumable Fuels)	424
22,100	Isetan Mitsukoshi Holdings Ltd. (Multiline Retail)	179
21,000	Isuzu Motors Ltd. (Automobiles)	232
100,617	ITOCHU Corp. (Trading Companies & Distributors)	2,721
5,100	Itochu Techno-Solutions Corp. (IT Services)	125
6,000	Japan Airlines Co. Ltd. (Airlines)(a)	105
83,200	Japan Exchange Group, Inc. (Capital Markets)	1,201
8,300	Japan Post Insurance Co. Ltd. (Insurance)	133
39	Japan Prime Realty Investment Corp. (Equity Real Estate Investment Trusts)	115
40	Japan Real Estate Investment Corp. (Equity Real Estate Investment Trusts)	184
200	Japan Retail Fund Investment Corp. (Equity Real Estate Investment Trusts)	156
40,000	Japan Tobacco, Inc. (Tobacco)	692
5,554	JSR Corp. (Chemicals)	144
9,200	Kawasaki Heavy Industries Ltd. (Machinery)	173

Shares	Security Description	Value (000)
	Japan (continued)
101,200	KDDI Corp. (Wireless Telecommunication Services)	$3,201
33,900	Keio Corp. (Road & Rail)	1,213
6,500	Keyence Corp. (Electronic Equipment, Instruments & Components)	2,222
15,145	Komatsu Ltd. (Machinery)	336
12,300	Kose Corp. (Personal Products)	1,119
39,300	Kubota Corp. (Machinery)	587
6,000	Lasertec Corp. (Semiconductors & Semiconductor Equipment)	714
18,100	M3, Inc. (Health Care Technology)	520
7,500	Makita Corp. (Machinery)	187
63,300	Marubeni Corp. (Trading Companies & Distributors)	571
2,700	McDonald’s Holdings Co. Ltd. (Hotels, Restaurants & Leisure)	98
5,800	MINEBEA MITSUMI, Inc. (Machinery)	99
57,145	Mitsubishi Corp. (Trading Companies & Distributors)	1,701
7,200	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	105
432,200	Mitsubishi UFJ Financial Group, Inc. (Banks)	2,324
131,788	Mitsui & Co. Ltd. (Trading Companies & Distributors)	2,910
36,100	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	776
4,300	Mitsui O.S.K. Lines Ltd. (Marine)	98
15,700	MonotaRO Co. Ltd. (Trading Companies & Distributors)	233
47,200	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	2,573
14,700	NEC Corp. (Technology Hardware, Storage & Peripherals)	571
21,600	Nexon Co. Ltd. (Entertainment)	442
31,500	Nidec Corp. (Electrical Equipment)	1,946
19,200	Nikon Corp. (Household Durables)	222
4,600	Nintendo Co. Ltd. (Entertainment)	1,990
35	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts)	174
2,800	NIPPON EXPRESS HOLDINGS, INC. (Road & Rail)	152
86	Nippon Prologis REIT, Inc. (Equity Real Estate Investment Trusts)	212
6,300	Nippon Sanso Holdings Corp. (Chemicals)	100
4,900	Nippon Shinyaku Co. Ltd. (Pharmaceuticals)	298
30,800	Nippon Steel Corp. (Metals & Mining)	431
36,400	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	1,045

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
1,400	Nippon Yusen KK (Marine)	$96
77,500	Nissan Motor Co. Ltd. (Automobiles)	302
162	Nomura Real Estate Master Fund, Inc. (Equity Real Estate Investment Trusts)	202
18,200	Nomura Research Institute Ltd. (IT Services)	484
21,100	NTT Data Corp. (IT Services)	292
2,400	Obic Co. Ltd. (IT Services)	339
89,200	Odakyu Electric Railway Co. Ltd. (Road & Rail)	1,200
44,500	Olympus Corp. (Health Care Equipment & Supplies)	894
26,100	OMRON Corp. (Electronic Equipment, Instruments & Components)	1,326
12,300	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals)	316
10,800	ORIX Corp. (Diversified Financial Services)	181
8,900	Osaka Gas Co. Ltd. (Gas Utilities)	170
32,500	Otsuka Holdings Co. Ltd. (Pharmaceuticals)	1,154
12,700	Pan Pacific International Holdings Corp. (Multiline Retail)	203
201,500	Panasonic Holdings Corp. (Household Durables)	1,629
19,100	Ricoh Co. Ltd. (Technology Hardware, Storage & Peripherals)	149
5,600	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	391
5,800	SBI Holdings, Inc. (Capital Markets)	114
1,600	Secom Co. Ltd. (Commercial Services & Supplies)	99
35,552	Sekisui House Ltd. (Household Durables)	623
25,100	Seven & i Holdings Co. Ltd. (Food & Staples Retailing)	975
13,100	SG Holdings Co. Ltd. (Air Freight & Logistics)	221
13,900	Sharp Corp. (Household Durables)	107
11,200	Shin-Etsu Chemical Co. Ltd. (Chemicals)	1,263
25,200	Shionogi & Co. Ltd. (Pharmaceuticals)	1,273
6,600	Showa Denko KK (Chemicals)	112
62,800	SoftBank Group Corp. (Wireless Telecommunication Services)	2,423
12,800	Sompo Holdings, Inc. (Insurance)	565
30,800	Sony Corp. (Household Durables)	2,519
14,000	Subaru Corp. (Automobiles)	249
14,148	Sumitomo Mitsui Financial Group, Inc. (Banks)	420
10,300	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	272
4,600	Suntory Beverage & Food Ltd. (Beverages)	174
55,300	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	1,556
3,300	TDK Corp. (Electronic Equipment, Instruments & Components)	102

Shares	Security Description	Value (000)
	Japan (continued)
2,900	The Bank of Kyoto Ltd. (Banks)	$124
22,400	The Chiba Bank Ltd. (Banks)	122
9,900	Tokio Marine Holdings, Inc. (Insurance)	577
59,300	Tokyo Electric Power Co. Holdings, Inc. (Electric Utilities)(a)	248
8,800	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	2,875
25,700	Tokyo Fudosan Holdings Corp. (Real Estate Management & Development)	135
52,600	Toray Industries, Inc. (Chemicals)	295
14,700	Toshiba Corp. (Industrial Conglomerates)	598
4,700	TOTO Ltd. (Building Products)	155
21,600	Toyota Industries Corp. (Auto Components)	1,337
485,000	Toyota Motor Corp. (Automobiles)	7,509
6,770	Toyota Tsusho Corp. (Trading Companies & Distributors)	221
6,727	Trend Micro, Inc. (Software)	328
46,400	Unicharm Corp. (Household Products)	1,553
7,500	West Japan Railway Co. (Road & Rail)	276
4,900	Yakult Honsha Co. Ltd. (Food Products)	283
4,600	Yamaha Corp. (Leisure Products)	190
9,500	Yaskawa Electric Corp. (Machinery)	306
9,100	Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	150
5,700	ZOZO, Inc. (Internet & Direct Marketing Retail)	103
		98,259
	Jersey — 0.56%
387,007	Glencore PLC (Metals & Mining)	2,096
88,265	WPP PLC (Media)	886
		2,982
	Luxembourg — 0.41%
27,423	ArcelorMittal SA (Metals & Mining)	618
4,486	Eurofins Scientific SE (Life Sciences Tools & Services)	353
96,377	Tenaris SA (Energy Equipment & Services)	1,239
		2,210
	Netherlands — 4.10%
58,647	ABN AMRO Bank N.V. (Banks)	658
722	Adyen N.V. (IT Services)(a)	1,050
73,595	AEGON N.V. (Insurance)	318
23,149	Airbus SE (Aerospace & Defense)	2,242
29,390	Akzo Nobel N.V. (Chemicals)	1,928
728	Argenx SE (Biotechnology)(a)	273
12,374	ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	5,910
39,102	CNH Industrial N.V. (Machinery)	452
4,144	EXOR N.V. (Diversified Financial Services)	258
6,020	Heineken N.V. (Beverages)	549

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Netherlands (continued)
15,662	ING Groep N.V. (Banks)	$155
62,296	Koninklijke Ahold Delhaize N.V. (Food & Staples Retailing)	1,623
15,440	Koninklijke DSM N.V. (Chemicals)	2,218
5,828	NN Group N.V. (Insurance)	265
35,844	Prosus N.V. (Internet & Direct Marketing Retail)	2,347
31,487	Universal Music Group N.V. (Entertainment)	631
11,488	Wolters Kluwer N.V. (Professional Services)	1,114
		21,991
	New Zealand — 0.12%
60,589	Auckland International Airport Ltd. (Transportation Infrastructure)(a)	272
38,532	Mercury NZ Ltd. (Electric Utilities)	136
35,900	Meridian Energy Ltd. (Independent Power and Renewable Electricity Producers)	105
36,835	Spark New Zealand Ltd. (Diversified Telecommunication Services)	110
		623
	Norway — 0.93%
42,469	DNB Bank ASA (Banks)	762
105,375	Equinor ASA (Oil, Gas & Consumable Fuels)	3,666
24,674	Mowi ASA (Food Products)	562
		4,990
	Portugal — 0.38%
400,153	EDP - Energias de Portugal SA (Electric Utilities)	1,867
6,830	Jeronimo Martins SGPS, SA (Food & Staples Retailing)	148
		2,015
	Singapore — 1.05%
232,772	Ascendas Real Estate Investment Trust (Equity Real Estate Investment Trusts)	478
175,970	CapitaLand Integrated Commercial Trust (Equity Real Estate Investment Trusts)	275
58,000	Capitaland Investment, Ltd. (Real Estate Management & Development)	160
57,800	DBS Group Holdings Ltd. (Banks)	1,235
14,500	Oversea-Chinese Banking Corp. Ltd. (Banks)	119
58,700	Singapore Airlines Ltd. (Airlines)(a)	216
18,700	Singapore Exchange Ltd. (Capital Markets)	127
540,700	Singapore Technologies Engineering Ltd. (Aerospace & Defense)	1,587
6,600	United Overseas Bank Ltd. (Banks)	125
457,800	Wilmar International Ltd. (Food Products)	1,331
		5,653

Shares	Security Description	Value (000)
	South Africa — 0.01%
4,663	Thungela Resources Ltd. (Oil, Gas & Consumable Fuels)	$66
	South Korea — 0.15%
18,906	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	830
	Spain — 1.62%
4,549	ACS Actividades de Construccion y Servicios SA (Construction & Engineering)	110
2,724	Aena SME SA (Transportation Infrastructure)(a)	346
10,177	Amadeus IT Group SA (IT Services)(a)	567
678,386	Banco Bilbao Vizcaya Argentaria SA (Banks)	3,079
28,433	Bankinter SA (Banks)	177
62,673	CaixaBank SA (Banks)	218
5,247	Endesa SA (Electric Utilities)	99
9,943	Grifols SA (Biotechnology)(a)	188
255,515	Iberdrola SA (Electric Utilities)	2,650
14,553	Industria de Diseno Textil SA (Specialty Retail)	329
28,433	Linea Directa Aseguradora SA Cia de Seguros y Reaseguros (Insurance)	37
11,872	Naturgy Energy Group SA (Gas Utilities)	342
17,963	Repsol SA (Oil, Gas & Consumable Fuels)	264
9,036	Siemens Gamesa Renewable Energy SA, Registered Shares (Electrical Equipment)(a)	170
22,455	Telefonica SA (Diversified Telecommunication Services)	114
		8,690
	Sweden — 1.97%
9,788	Alfa Laval AB (Machinery)	236
38,059	Assa Abloy AB, B Shares (Building Products)	809
14,818	Atlas Copco AB (Machinery)(a)	12
25,498	Atlas Copco AB (Machinery)(a)	20
103,010	Atlas Copco AB, Class - A (Machinery)(a)	963
59,272	Atlas Copco AB, Class - B (Machinery)(a)	496
45,021	Fastighets AB Balder, B Shares (Real Estate Management & Development)(a)	216
17,181	Husqvarna AB, B Shares (Machinery)	126
5,133	Industrivarden AB, Class - C (Diversified Financial Services)	114
6,156	Investor AB, Class - B (Diversified Financial Services)	101
35,660	L E Lundbergforetagen AB, Class - B (Diversified Financial Services)	1,451
50,521	Nibe Industrier AB, Class - B (Building Products)	379
5,141	Sagax AB, Class - B (Real Estate Management & Development)	95
31,682	Sandvik AB (Machinery)	514

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Sweden (continued)
11,977	Securitas AB, Class - B (Commercial Services & Supplies)	$103
61,801	Skandinaviska Enskilda Banken AB, Class - A (Banks)	607
33,960	Skanska AB, B Shares (Construction & Engineering)	521
36,959	SKF AB, B Shares (Machinery)	544
34,388	Swedbank AB, A Shares (Banks)	435
72,064	Swedish Match AB (Tobacco)	734
24,390	Tele2 AB, B Shares (Wireless Telecommunication Services)	278
117,701	Volvo AB, B Shares (Machinery)	1,823
		10,577
	Switzerland — 9.34%
135,931	ABB Ltd., Registered Shares (Electrical Equipment)	3,626
8,475	Alcon, Inc. (Health Care Equipment & Supplies)	592
1,503	Bachem Holding AG, Registered Shares (Life Sciences Tools & Services)	104
1,838	Baloise Holding AG, Registered Shares (Insurance)	300
116	Barry Callebaut AG, Registered Shares (Food Products)	259
44	Chocoladefabriken Lindt & Spruengli AG (Food Products)	448
19,821	cie Financiere Richemont SA, Registered Shares (Textiles, Apparel & Luxury Goods)	2,111
13,970	Coca-Cola HBC AG (Beverages)	310
761	EMS-Chemie Holding AG (Chemicals)	566
5,080	Kuehne & Nagel International AG, Registered Shares (Marine)	1,203
5,770	Logitech International SA, Registered Shares (Technology Hardware, Storage & Peripherals)	301
4,467	Lonza Group AG, Registered Shares (Life Sciences Tools & Services)	2,382
8,432	Medacta Group SA (Health Care Equipment & Supplies)	805
115,521	Nestle SA, Registered Shares (Food Products)	13,487
69,317	Novartis AG, Registered Shares (Pharmaceuticals)	5,871
441	Partners Group Holding AG (Capital Markets)	397
22,333	Roche Holding AG (Pharmaceuticals)	7,453
500	SGS SA, Registered Shares (Professional Services)	1,145
536	Sonova Holding AG, Registered Shares (Health Care Equipment & Supplies)	171

Shares	Security Description	Value (000)
	Switzerland (continued)
3,575	Swiss Prime Site AG, Registered Shares (Real Estate Management & Development)	$314
9,698	Swiss Re AG (Insurance)	752
1,212	Swisscom AG, Registered Shares (Diversified Telecommunication Services)	670
1,430	Temenos AG, Registered Shares (Software)	122
1,098	The Swatch Group AG, B Shares (Textiles, Apparel & Luxury Goods)	261
205,765	UBS Group AG (Capital Markets)	3,318
9,683	Vifor Pharma AG (Pharmaceuticals)	1,734
3,139	Zurich Financial Services AG (Insurance)	1,365
		50,067
	United Kingdom — 12.93%
38,163	3i Group PLC (Capital Markets)	515
68,289	abrdn PLC (Diversified Financial Services)	133
5,633	Admiral Group PLC (Insurance)	154
46,639	Anglo American PLC (Metals & Mining)	1,667
17,119	Ashtead Group PLC (Trading Companies & Distributors)	717
53,266	AstraZeneca PLC (Pharmaceuticals)	7,002
148,397	Auto Trader Group PLC (Interactive Media & Services)	1,002
6,163	Aveva Group PLC (Software)	169
289,546	Aviva PLC (Insurance)	1,414
121,738	BAE Systems PLC (Aerospace & Defense)	1,230
74,250	Barratt Developments PLC (Household Durables)	413
205,005	BP PLC (Oil, Gas & Consumable Fuels)	969
75,073	British American Tobacco PLC (Tobacco)	3,216
48,150	British Land Co. PLC (Equity Real Estate Investment Trusts)	262
67,311	BT Group PLC (Diversified Telecommunication Services)	153
12,788	Bunzl PLC (Trading Companies & Distributors)	423
44,208	Burberry Group PLC (Textiles, Apparel & Luxury Goods)	883
19,461	Coca-Cola Europacific Partners PLC (Beverages)	1,004
68,973	Compass Group PLC (Hotels, Restaurants & Leisure)	1,410
4,651	Croda International PLC (Chemicals)	366
40,786	Diageo PLC (Beverages)	1,753
8,558	Ferguson PLC (Trading Companies & Distributors)	957
176,859	GlaxoSmithKline PLC (Pharmaceuticals)	3,801
303,921	HSBC Holdings PLC (Banks)	1,981
98,505	Imperial Brands PLC (Tobacco)	2,201
278,038	Informa PLC (Media)(a)	1,789
6,566	Intercontinental Hotels Group PLC (Hotels, Restaurants & Leisure)	348

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United Kingdom (continued)
5,381	Intertek Group PLC (Professional Services)	$275
480,645	J Sainsbury PLC (Food & Staples Retailing)	1,193
344,289	Kingfisher PLC (Specialty Retail)	1,024
26,793	Land Securities Group PLC (Equity Real Estate Investment Trusts)	217
230,229	Legal & General Group PLC (Insurance)	671
8,632	Linde PLC (Chemicals)	2,478
56,079	M&G PLC (Diversified Financial Services)	133
98,922	Meggitt PLC (Aerospace & Defense)(a)	950
166,027	Melrose Industries PLC (Industrial Conglomerates)	302
165,568	National Grid PLC (Multi-Utilities)	2,120
5,190	Next PLC (Multiline Retail)	370
16,942	Pearson PLC (Media)	155
14,606	Persimmon PLC (Household Durables)	331
91,555	Prudential PLC (Insurance)	1,132
56,944	RELX PLC (Professional Services)	1,543
66,751	Rio Tinto PLC (Metals & Mining)	3,994
92,457	Rolls-Royce Holdings PLC (Aerospace & Defense)(a)	93
41,641	Segro PLC (Equity Real Estate Investment Trusts)	495
8,382	Severn Trent PLC (Water Utilities)	277
322,094	Shell PLC (Oil, Gas & Consumable Fuels)	8,367
12,142	Smiths Group PLC (Industrial Conglomerates)	207
44,660	SSE PLC (Electric Utilities)	878
9,471	St. James Place PLC (Capital Markets)	127
87,671	Stellantis N.V. (Automobiles)	1,083
33,934	The Sage Group PLC (Software)	262
18,373	The Weir Group PLC (Machinery)	305
55,598	Unilever PLC (Personal Products)	2,518
22,731	United Utilities Group PLC (Water Utilities)	282

Shares	Security Description	Value (000)
	United Kingdom (continued)
897,498	Vodafone Group PLC (Wireless Telecommunication Services)	$1,384
7,977	Whitbread PLC (Hotels, Restaurants & Leisure)	241
		69,339
	Total Common Stocks	512,142
	Preferred Stocks — 0.46%
	Germany — 0.46%
2,330	Sartorius AG — Preferred (Health Care Equipment & Supplies)	814
12,574	Volkswagen AG — Preferred (Automobiles)(c)	1,679
	Total Preferred Stocks	2,493
	Investment Company —1.66%
8,898,208	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.40%(d)	8,898
	Total Investment Company	8,898
	Purchased Options on Futures — 0.08%
	Total Purchased Options on Futures	446
	Total Investments (cost $382,063) — 97.72%	523,979
	Other assets in excess of liabilities — 2.28%	12,229
	Net Assets — 100.00%	$536,208

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Represents non-income producing security.

(b)	Security was valued using significant unobservable inputs as of June 30, 2022.

(c)	A perpetual bond is one with no maturity date that pays a fixed interest rate until the bond insurance is terminated.

(d)	Annualized 7-day yield as of period-end.

As of June 30, 2022, 100% of the Portfolio’s net assets were managed by Parametric Portfolio Associates, LLC.

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

The following tables reflect the open derivative positions held by the Portfolio as of June 30, 2022.

Futures Contracts Purchased*

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
MSCI EAFE Index Future	150	9/16/22	$13,925	$(123)
			$13,925	$(123)

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Futures Contracts Sold*

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini S&P 500 Future	11	9/16/22	$2,084	$337
			$2,084	$337
	Total Unrealized Appreciation			$337
	Total Unrealized Depreciation			(123)
	Total Net Unrealized Appreciation/(Depreciation)			$214

*	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Options on Futures Contracts

Exchange-traded options on futures contacts written as of June 30, 2022 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	3	$588	$3,920.00	7/15/22	$(24)
E-Mini S&P 500 Future Option	Put	6	1,173	3,910.00	7/15/22	(44)
E-Mini S&P 500 Future Option	Put	6	1,167	3,890.00	7/15/22	(41)
E-Mini S&P 500 Future Option	Put	6	1,155	3,850.00	7/15/22	(33)
E-Mini S&P 500 Future Option	Put	6	1,155	3,850.00	7/29/22	(42)
E-Mini S&P 500 Future Option	Put	3	579	3,860.00	7/29/22	(22)
E-Mini S&P 500 Future Option	Put	6	1,152	3,840.00	7/29/22	(41)
E-Mini S&P 500 Future Option	Put	6	1,158	3,860.00	8/19/22	(53)
E-Mini S&P 500 Future Option	Put	5	888	3,550.00	8/19/22	(17)
E-Mini S&P 500 Future Option	Put	3	578	3,850.00	8/19/22	(26)
E-Mini S&P 500 Future Option	Put	7	1,330	3,800.00	8/19/22	(51)
E-Mini S&P 500 Future Option	Put	6	1,050	3,500.00	8/19/22	(17)
E-Mini S&P 500 Future Option	Put	6	1,041	3,470.00	8/19/22	(15)
E-Mini S&P 500 Future Option	Put	3	503	3,350.00	8/19/22	(5)
E-Mini S&P 500 Future Option	Put	3	480	3,200.00	8/19/22	(3)
E-Mini S&P 500 Future Option	Put	6	1,044	3,480.00	8/31/22	(20)
E-Mini S&P 500 Future Option	Put	6	1,080	3,600.00	8/31/22	(27)
E-Mini S&P 500 Future Option	Put	6	1,050	3,500.00	8/31/22	(21)
E-Mini S&P 500 Future Option	Put	6	1,005	3,350.00	8/31/22	(13)
E-Mini S&P 500 Future Option	Put	6	1,020	3,400.00	8/31/22	(15)
E-Mini S&P 500 Future Option	Put	14	2,386	3,410.00	8/31/22	(36)
E-Mini S&P 500 Future Option	Put	6	1,047	3,490.00	8/31/22	(20)
						$(586)

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2022

Exchanged-traded options on futures contacts purchased as of June 30, 2022 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Call	2	$388	$3,875.00	7/8/22	$2
E-Mini S&P 500 Future Option	Call	2	390	3,900.00	7/8/22	1
E-Mini S&P 500 Future Option	Call	2	395	3,950.00	7/15/22	2
E-Mini S&P 500 Future Option	Put	2	370	3,700.00	7/8/22	3
E-Mini S&P 500 Future Option	Put	2	373	3,725.00	7/8/22	3
E-Mini S&P 500 Future Option	Put	3	608	4,050.00	7/15/22	40
E-Mini S&P 500 Future Option	Put	3	615	4,100.00	7/15/22	47
E-Mini S&P 500 Future Option	Put	3	630	4,200.00	7/15/22	61
E-Mini S&P 500 Future Option	Put	5	955	3,820.00	7/15/22	24
E-Mini S&P 500 Future Option	Put	2	370	3,700.00	7/15/22	5
E-Mini S&P 500 Future Option	Put	6	1,079	3,600.00	7/15/22	8
E-Mini S&P 500 Future Option	Put	10	1,787	3,575.00	7/15/22	11
E-Mini S&P 500 Future Option	Put	3	615	4,100.00	7/29/22	48
E-Mini S&P 500 Future Option	Put	12	2,147	3,580.00	7/29/22	28
E-Mini S&P 500 Future Option	Put	6	1,068	3,560.00	7/29/22	13
E-Mini S&P 500 Future Option	Put	4	710	3,550.00	7/29/22	8
E-Mini S&P 500 Future Option	Put	3	608	4,050.00	7/29/22	42
E-Mini S&P 500 Future Option	Put	3	555	3,700.00	8/19/22	16
E-Mini S&P 500 Future Option	Put	3	623	4,150.00	8/19/22	56
E-Mini S&P 500 Future Option	Put	3	578	3,850.00	8/31/22	28
						$446

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks — 75.45%
	Australia — 5.59%
10,383	Ampol Ltd. (Oil, Gas & Consumable Fuels)	$246
59,126	APA Group (Gas Utilities)	460
24,468	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	581
9,084	ASX Ltd. (Capital Markets)	512
99,050	Aurizon Holdings Ltd. (Road & Rail)	260
113,828	Australia & New Zealand Banking Group Ltd. (Banks)	1,731
205,530	BHP Group Ltd. (Metals & Mining)	5,850
19,903	BlueScope Steel Ltd. (Metals & Mining)	218
68,618	Brambles Ltd. (Commercial Services & Supplies)	508
2,670	Cochlear Ltd. (Health Care Equipment & Supplies)	366
62,539	Coles Group Ltd. (Food & Staples Retailing)	769
69,279	Commonwealth Bank of Australia (Banks)	4,320
22,060	Computershare Ltd. (IT Services)	375
19,660	CSL Ltd. (Biotechnology)	3,649
52,281	Dexus (Equity Real Estate Investment Trusts)	321
5,238	Domino’s Pizza Enterprises Ltd. (Hotels, Restaurants & Leisure)	246
54,535	Endeavour Group Ltd. (Food & Staples Retailing)	285
127,842	Evolution Mining Ltd. (Metals & Mining)	210
68,753	Fortescue Metals Group Ltd. (Metals & Mining)	832
68,265	Goodman Group (Equity Real Estate Investment Trusts)	840
9,173	IDP Education Ltd. (Diversified Consumer Services)	151
113,850	Insurance Australia Group Ltd. (Insurance)	342
30,266	LendLease Group (Real Estate Management & Development)(a)	190
14,797	Macquarie Group Ltd. (Capital Markets)	1,680
150,186	Medibank Private Ltd. (Insurance)	337
6,901	Mineral Resources Ltd. (Metals & Mining)	230
160,072	Mirvac Group (Equity Real Estate Investment Trusts)	218
131,291	National Australia Bank Ltd. (Banks)	2,481
43,490	Newcrest Mining Ltd. (Metals & Mining)	627
66,602	Northern Star Resources Ltd. (Metals & Mining)	314
16,599	Orica Ltd. (Chemicals)	181
71,505	Origin Energy Ltd. (Electric Utilities)	283
40,608	Qantas Airways Ltd. (Airlines)(b)	125
60,088	QBE Insurance Group Ltd. (Insurance)	504
7,918	Ramsay Health Care Ltd. (Health Care Providers & Services)	400
2,322	REA Group Ltd. (Interactive Media & Services)	179
17,712	Reece Ltd. (Trading Companies & Distributors)	168

Shares	Security Description	Value (000)
	Australia (continued)
15,765	Rio Tinto Ltd. (Metals & Mining)	$1,117
130,633	Santos Ltd. (Oil, Gas & Consumable Fuels)(a)	669
210,729	Scentre Group (Equity Real Estate Investment Trusts)	377
13,651	SEEK Ltd. (Interactive Media & Services)	198
21,742	Sonic Healthcare Ltd. (Health Care Providers & Services)	496
188,787	South32 Ltd. (Metals & Mining)	513
96,919	Stockland (Equity Real Estate Investment Trusts)	241
51,262	Suncorp Group Ltd. (Insurance)	388
204,158	Telstra Corp. Ltd. (Diversified Telecommunication Services)	543
77,772	The GPT Group (Equity Real Estate Investment Trusts)	226
90,366	The Lottery Corp. Ltd. (Hotels, Restaurants & Leisure)(b)	282
127,599	Transurban Group (Transportation Infrastructure)	1,266
37,347	Treasury Wine Estates Ltd. (Beverages)	293
157,099	Vicinity Centres (Equity Real Estate Investment Trusts)(a)	199
12,302	Washington H Soul Pattinson & Co. Ltd. (Oil, Gas & Consumable Fuels)	200
47,288	Wesfarmers Ltd. (Multiline Retail)	1,368
142,145	Westpac Banking Corp. (Banks)	1,913
6,905	WiseTech Global Ltd. (Software)	180
58,823	Woodside Energy Group Ltd. (Oil, Gas & Consumable Fuels)	1,293
20,770	Woodside Energy Group Ltd. (Oil, Gas & Consumable Fuels)	440
53,072	Woolworths Group Ltd. (Food & Staples Retailing)	1,304
		44,495
	Austria — 0.13%
13,960	Erste Group Bank AG (Banks)(a)	355
5,979	OMV AG (Oil, Gas & Consumable Fuels)	280
2,765	Verbund AG (Electric Utilities)	270
5,100	Voestalpine AG (Metals & Mining)	108
		1,013
	Belgium — 0.63%
6,593	Ageas SA (Insurance)	290
35,265	Anheuser-Busch InBev N.V. (Beverages)	1,897
1,097	D’ieteren Group (Distributors)	160
1,638	Elia Group SA (Electric Utilities)(a)	232
4,126	Groupe Bruxelles Lambert SA (Diversified Financial Services)	344
10,155	KBC Group N.V. (Banks)	570
10,325	Proximus SADP (Diversified Telecommunication Services)	153
758	Sofina SA (Diversified Financial Services)	155

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Belgium (continued)
3,009	Solvay SA, Class - A (Chemicals)	$244
5,465	UCB SA (Pharmaceuticals)	462
8,661	Umicore SA (Chemicals)(a)	302
6,039	Warehouses De Pauw CVA (Equity Real Estate Investment Trusts)(a)	190
		4,999
	Canada — 0.39%
2,501	Agnico Eagle Mines Ltd. (Metals & Mining)	114
880	Algonquin Power & Utilities Corp. (Multi-Utilities)	12
958	Alimentation Couche-Tard, Inc. (Food & Staples Retailing)	37
6,639	Barrick Gold Corp. (Metals & Mining)	117
1,027	BCE, Inc. (Diversified Telecommunication Services)	50
2,792	Canadian Apartment Properties REIT (Equity Real Estate Investment Trusts)	97
282	Canadian National Railway Co. (Road & Rail)	32
4,936	Canadian Pacific Railway Ltd. (Road & Rail)	346
1,286	Canadian Utilities Ltd., Class - A (Multi-Utilities)	38
525	CCL Industries, Inc. (Containers & Packaging)	25
820	CGI, Inc. (IT Services)(b)	65
59	Constellation Software, Inc. (Software)	88
1,635	Dollarama, Inc. (Multiline Retail)	94
1,337	Emera, Inc. (Electric Utilities)	63
3,557	Empire Co. Ltd. (Food & Staples Retailing)	110
97	Fairfax Financial Holdings Ltd. (Insurance)	51
159	FirstService Corp. (Real Estate Management & Development)	19
1,183	Fortis, Inc. (Electric Utilities)	56
960	Franco-Nevada Corp. (Metals & Mining)	127
705	George Weston Ltd. (Food & Staples Retailing)	82
3,376	GFL Environmental, Inc. (Commercial Services & Supplies)	87
3,984	Hydro One Ltd. (Electric Utilities)	107
550	Intact Financial Corp. (Insurance)	78
27,970	Kinross Gold Corp. (Metals & Mining)	100
1,166	Loblaw Companies Ltd. (Food & Staples Retailing)	105
2,226	Metro, Inc. (Food & Staples Retailing)	119
728	Northland Power, Inc. (Independent Power and Renewable Electricity Producers)	22
433	Open Text Corp. (Software)	16
3,355	Pan American Silver Corp. (Metals & Mining)	66
3,740	Quebecor, Inc., Class - B (Media)	80
1,098	Ritchie Bros. Auctioneers, Inc. (Commercial Services & Supplies)	71

Shares	Security Description	Value (000)
	Canada (continued)
934	Rogers Communications, Inc., Class - B (Wireless Telecommunication Services)	$45
2,696	Saputo, Inc. (Food Products)	59
1,187	Shaw Communications, Inc., Class - B (Media)	35
2,356	TELUS Corp. (Diversified Telecommunication Services)	52
867	Thomson Reuters Corp. (Professional Services)	90
1,024	TMX Group Ltd. (Capital Markets)	104
968	Toromont Industries Ltd. (Trading Companies & Distributors)	78
3,376	Wheaton Precious Metals Corp. (Metals & Mining)	123
264	WSP Global, Inc. (Construction & Engineering)	30
		3,090
	China — 0.10%
2,237	Futu Holdings Ltd., ADR (Capital Markets)(b)	117
10,500	Jardine Matheson Holdings Ltd. (Industrial Conglomerates)	551
54,000	SITC International Holdings Co. Ltd. (Marine)	153
		821
	Denmark — 2.12%
128	A.P. Moller - Maersk A/S, Class - A (Marine)	295
217	A.P. Moller - Maersk A/S, Class - B (Marine)	506
4,249	Carlsberg A/S, Class - B (Beverages)	541
5,796	Christian Hansen Holding A/S (Chemicals)(a)	422
5,925	Coloplast A/S, Class - B (Health Care Equipment & Supplies)	675
28,004	Danske Bank A/S (Banks)	396
3,900	Demant A/S (Health Care Equipment & Supplies)(b)	146
7,795	DSV A/S (Road & Rail)	1,089
2,669	Genmab A/S (Biotechnology)(a)(b)	864
5,464	GN Store Nord A/S (Health Care Equipment & Supplies)	191
72,233	Novo Nordisk A/S, Class - B (Pharmaceuticals)	8,013
9,961	Novozymes A/S, B Shares (Chemicals)	598
11,757	Orsted A/S (Electric Utilities)(a)	1,230
3,857	Pandora A/S (Textiles, Apparel & Luxury Goods)	243
368	ROCKWOOL A/S, Class - B (Building Products)	83
16,212	Tryg A/S (Insurance)(a)	364
56,310	Vestas Wind Systems A/S (Electrical Equipment)	1,189
		16,845
	Finland — 0.87%
7,081	Elisa Oyj (Diversified Telecommunication Services)	397
18,032	Fortum Oyj (Electric Utilities)	270
12,353	Kesko Oyj, Class - B (Food & Staples Retailing)	292
14,785	Kone Oyj, Class - B (Machinery)	703

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Finland (continued)
17,176	Neste Oyj (Oil, Gas & Consumable Fuels)	$760
219,704	Nokia Oyj (Communications Equipment)	1,022
134,347	Nordea Bank Abp (Banks)	1,183
6,093	Orion Oyj, Class - B (Pharmaceuticals)	272
20,249	Sampo Oyj, Class - A (Insurance)	881
22,376	Stora Enso Oyj, Registered Shares (Paper & Forest Products)	351
22,135	UPM-Kymmene Oyj (Paper & Forest Products)	673
20,800	Wartsila Oyj Abp (Machinery)	162
		6,966
	France — 8.08%
6,910	Accor SA (Hotels, Restaurants & Leisure)(a)(b)	187
1,305	Aeroports de Paris (Transportation Infrastructure)(b)	165
24,332	Air Liquide SA (Chemicals)	3,266
14,800	Alstom SA (Machinery)^	334
2,677	Amundi SA (Capital Markets)	146
2,413	Arkema SA (Chemicals)	215
78,652	AXA SA (Insurance)	1,785
3,371	BioMerieux (Health Care Equipment & Supplies)	329
52,203	BNP Paribas SA (Banks)	2,482
38,721	Bollore SA (Entertainment)	179
9,318	Bouygues SA (Construction & Engineering)^	287
14,200	Bureau Veritas SA (Professional Services)(a)	364
6,649	Capgemini SE (IT Services)	1,139
32,433	Carrefour SA (Food & Staples Retailing)^(a)	574
27,544	Cie Generale des Etablissements Michelin SCA (Auto Components)	750
28,286	Compagnie de Saint-Gobain (Building Products)	1,213
1,920	Covivio (Equity Real Estate Investment Trusts)	107
50,564	Credit Agricole SA (Banks)	463
28,467	Danone SA (Food Products)	1,588
1,346	Dassault Aviation SA (Aerospace & Defense)(a)	210
39,135	Dassault Systemes SE (Software)	1,439
10,635	Edenred (IT Services)	501
3,382	Eiffage SA (Construction & Engineering)(a)	304
22,758	Electricite de France SA (Electric Utilities)^	186
75,736	Engie SA (Multi-Utilities)	870
14,224	EssilorLuxottica SA (Textiles, Apparel & Luxury Goods)^	2,130
1,741	Eurazeo SE (Diversified Financial Services)	108
1	Euroapi SA (Pharmaceuticals)(b)	—
2,182	Gecina SA (Equity Real Estate Investment Trusts)(a)	204
17,864	Getlink SE (Transportation Infrastructure)	315
1,331	Hermes International (Textiles, Apparel & Luxury Goods)	1,488

Shares	Security Description	Value (000)
	France (continued)
2,550	Ipsen SA (Pharmaceuticals)	$240
3,038	Kering SA (Textiles, Apparel & Luxury Goods)	1,560
8,931	Klepierre SA (Equity Real Estate Investment Trusts)	172
6,663	LA Francaise des Jeux SAEM (Hotels, Restaurants & Leisure)	230
11,435	Legrand SA (Electrical Equipment)	845
10,991	L’Oreal SA (Personal Products)	3,792
11,853	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	7,225
90,536	Orange SA (Diversified Telecommunication Services)(a)	1,064
10,962	Pernod Ricard SA (Beverages)	2,013
9,261	Publicis Groupe SA (Media)	453
1,680	Remy Cointreau SA (Beverages)	293
7,804	Renault SA (Automobiles)(b)	195
13,877	Safran SA (Aerospace & Defense)	1,370
50,798	Sanofi (Pharmaceuticals)	5,128
1,525	Sartorius Stedim Biotech (Life Sciences Tools & Services)	478
24,914	Schneider Electric SE (Electrical Equipment)(a)	2,947
2,383	SEB SA (Household Durables)	229
32,288	Societe Generale SA (Banks)	707
3,592	Sodexo SA (Hotels, Restaurants & Leisure)	252
2,641	Teleperformance (Professional Services)	812
4,793	Thales SA (Aerospace & Defense)	588
107,479	TotalEnergies SE (Oil, Gas & Consumable Fuels)	5,672
7,221	UbiSoft Entertainment SA (Entertainment)(b)	317
4,783	Unibail-Rodamco-Westfield (Equity Real Estate Investment Trusts)(b)	244
8,371	Valeo (Auto Components)	162
26,988	Veolia Environnement SA (Multi-Utilities)^(b)	659
25,583	Vinci SA (Construction & Engineering)	2,278
72,488	Vivendi SE (Entertainment)	736
1,180	Wendel SE (Diversified Financial Services)	99
9,679	Worldline SA (IT Services)(b)	359
		64,447
	Germany — 5.77%
8,993	adidas AG (Textiles, Apparel & Luxury Goods)	1,590
18,417	Allianz SE (Insurance)	3,513
43,899	Aroundtown SA (Real Estate Management & Development)(a)	140
37,290	BASF SE (Chemicals)	1,622
45,750	Bayer AG, Registered Shares (Pharmaceuticals)	2,719
13,443	Bayerische Motoren Werke AG (Automobiles)	1,035
4,203	Bechtle AG (IT Services)	172
5,158	Beiersdorf AG (Personal Products)	527
11,821	Brenntag AG (Trading Companies & Distributors)	769

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Germany (continued)
1,757	Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	$210
43,219	Commerzbank AG (Banks)(b)	303
4,466	Continental AG (Auto Components)	311
7,844	Covestro AG (Chemicals)	271
18,376	Daimler Truck Holding AG (Machinery)(b)	480
7,038	Delivery Hero SE (Internet & Direct Marketing Retail)(b)	264
123,864	Deutsche Bank AG, Registered Shares (Capital Markets)	1,079
8,013	Deutsche Boerse AG (Capital Markets)	1,340
26,265	Deutsche Lufthansa AG, Registered Shares (Airlines)^(b)	153
49,741	Deutsche Post AG, Registered Shares (Air Freight & Logistics)	1,863
151,676	Deutsche Telekom AG (Diversified Telecommunication Services)(a)	3,010
98,643	E.ON SE (Multi-Utilities)	828
8,514	Evonik Industries AG (Chemicals)	182
10,354	Fresenius Medical Care AG & Co. KGaA (Health Care Providers & Services)	517
17,006	Fresenius SE & Co. KGaA (Health Care Providers & Services)	515
6,229	GEA Group AG (Machinery)	215
2,448	Hannover Rueck SE (Insurance)	355
5,880	HeidelbergCement AG (Construction Materials)	282
9,653	HelloFresh SE (Food & Staples Retailing)(b)	312
5,180	Henkel AG & Co. KGaA (Household Products)	317
67,368	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)(a)	1,630
3,171	KION Group AG (Machinery)(a)	132
4,650	Knorr-Bremse AG (Machinery)	265
4,185	LEG Immobilien AG (Real Estate Management & Development)	347
32,576	Mercedes-Benz Group AG (Automobiles)(a)	1,885
5,576	Merck KGaA (Pharmaceuticals)	941
2,169	MTU Aero Engines AG (Aerospace & Defense)	395
5,688	Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares (Insurance)	1,336
2,538	Nemetschek SE (Software)	154
4,286	Puma SE (Textiles, Apparel & Luxury Goods)(a)	282
262	Rational AG (Machinery)	152
1,768	Rheinmetall AG (Industrial Conglomerates)	408
35,549	RWE AG (Multi-Utilities)	1,307
46,134	SAP SE (Software)	4,201
5,175	Scout24 AG (Interactive Media & Services)	266

Shares	Security Description	Value (000)
	Germany (continued)
34,470	Siemens AG, Registered Shares (Industrial Conglomerates)	$3,506
21,851	Siemens Energy AG (Electrical Equipment)	320
13,178	Siemens Healthineers AG (Health Care Equipment & Supplies)	670
6,448	Symrise AG (Chemicals)(a)	702
73,087	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	209
5,502	Uniper SE (Independent Power and Renewable Electricity Producers)	82
5,543	United Internet AG (Diversified Telecommunication Services)(a)	159
3,047	Volkswagen AG (Automobiles)	555
30,646	Vonovia SE (Real Estate Management & Development)	944
9,043	Zalando SE (Internet & Direct Marketing Retail)(b)	237
		45,979
	Hong Kong — 2.36%
525,118	AIA Group Ltd. (Insurance)	5,693
155,695	BOC Hong Kong Holdings Ltd. (Banks)	615
74,300	Budweiser Brewing Co. APAC Ltd. (Beverages)	222
588,000	China Common Rich Renewable Energy Investment Ltd. (Independent Power and Renewable Electricity Producers)(b)(c)	—
87,800	Chow Tai Fook Jewellery Group Ltd. (Specialty Retail)	165
81,200	CK Asset Holdings Ltd. (Real Estate Management & Development)	574
108,910	CK Hutchison Holdings Ltd. (Industrial Conglomerates)	736
31,500	CK Infrastructure Holdings Ltd. (Electric Utilities)	193
74,719	CLP Holdings Ltd. (Electric Utilities)	620
81,600	ESR Cayman Ltd. (Real Estate Management & Development)(b)	220
88,000	Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)	525
88,720	Hang Lung Properties Ltd. (Real Estate Management & Development)	168
32,439	Hang Seng Bank Ltd. (Banks)	573
66,845	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	250
197,877	HK Electric Investments & HK Electric Investments Ltd. (Electric Utilities)	182
197,550	HKT Trust & HKT Ltd. (Diversified Telecommunication Services)(a)	265
508,247	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	547

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Hong Kong (continued)
48,900	Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	$2,407
57,440	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	288
72,000	MTR Corp. Ltd. (Road & Rail)	376
61,310	New World Development Co. Ltd. (Real Estate Management & Development)	220
66,868	Power Assets Holdings Ltd. (Electric Utilities)	421
98,660	Sands China Ltd. (Hotels, Restaurants & Leisure)(b)	235
139,429	Sino Land Co. Ltd. (Real Estate Management & Development)	206
60,360	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	713
21,930	Swire Pacific Ltd., Class - A (Real Estate Management & Development)	131
51,400	Swire Properties Ltd. (Real Estate Management & Development)	128
56,000	Techtronic Industries Co. Ltd. (Machinery)	584
90,636	The Link Real Estate Investment Trust (Equity Real Estate Investment Trusts)	739
338,356	WH Group Ltd. (Food Products)	261
68,000	Wharf Real Estate Investment Co. Ltd. (Real Estate Management & Development)	324
73,000	Xinyi Glass Holdings Ltd. (Building Products)	175
		18,756
	Ireland (Republic of) — 0.73%
5,468	AerCap Holdings N.V. (Trading Companies & Distributors)(b)	224
41,404	CRH PLC (Construction Materials)(a)	1,432
4,702	DCC PLC (Industrial Conglomerates)(a)	291
38,283	Experian PLC (Professional Services)	1,122
10,150	Flutter Entertainment PLC (Hotels, Restaurants & Leisure)(b)	1,027
18,081	James Hardie Industries PLC (Construction Materials)	396
6,462	Kerry Group PLC, Class - A (Food Products)(a)	618
6,259	Kingspan Group PLC (Building Products)	376
9,991	Smurfit Kappa Group PLC (Containers & Packaging)(a)	336
		5,822
	Isle of Man — 0.05%
23,818	Entain PLC (Hotels, Restaurants & Leisure)(b)	361
	Israel — 0.55%
2,157	Azrieli Group Ltd. (Real Estate Management & Development)	151
51,548	Bank Hapoalim BM (Banks)	431
63,841	Bank Leumi Le (Banks)	569

Shares	Security Description	Value (000)
	Israel (continued)
4,523	Check Point Software Technologies Ltd. (Software)(b)	$550
1,614	CyberArk Software Ltd. (Software)(b)	207
1,233	Elbit Systems Ltd. (Aerospace & Defense)	281
30,512	ICL Group Ltd. (Chemicals)	277
1	Isacard Ltd. (Consumer Finance)	—
50,223	Israel Discount Bank Ltd., Class - A (Banks)	261
2,045	Kornit Digital Ltd. (Machinery)(b)	65
6,198	Mizrahi Tefahot Bank Ltd. (Banks)	205
2,563	Nice Ltd. (Software)(b)	492
44,795	Teva Pharmaceutical Industries Ltd., ADR (Pharmaceuticals)(b)	337
4,429	Tower Semiconductor Ltd. (Semiconductors & Semiconductor Equipment)(b)	206
2,503	Wix.com Ltd. (IT Services)(b)	164
3,697	ZIM Integrated Shipping Services Ltd. (Marine)	175
		4,371
	Italy — 1.53%
6,607	Amplifon SpA (Health Care Providers & Services)	203
44,934	Assicurazioni Generali SpA (Insurance)	717
20,116	Atlantia SpA (Transportation Infrastructure)	472
25,815	Davide Campari-Milano N.V., Class - M (Beverages)	271
1,727	DiaSorin SpA (Health Care Equipment & Supplies)	226
333,551	Enel SpA (Electric Utilities)(a)	1,823
102,471	Eni SpA (Oil, Gas & Consumable Fuels)	1,216
7,222	Ferrari N.V. (Automobiles)	1,326
24,762	FinecoBank Banca Fineco SpA (Banks)	296
22,120	Infrastrutture Wireless Italiane SpA (Diversified Telecommunication Services)(a)	225
851,323	Intesa Sanpaolo SpA (Banks)(a)	1,588
24,575	Mediobanca Banca di Credito Finanziario SpA (Banks)	213
8,334	Moncler SpA (Textiles, Apparel & Luxury Goods)	357
23,028	Nexi SpA (IT Services)(b)	191
21,211	Poste Italiane SpA (Insurance)	198
10,773	Prusmian SpA (Electrical Equipment)	296
5,750	Recordati SpA (Pharmaceuticals)	250
92,411	Snam SpA (Gas Utilities)	484
533,421	Telecom Italia SpA (Diversified Telecommunication Services)(b)	140
65,821	Terna - Rete Elettrica Nazionale SpA (Electric Utilities)	516
120,300	Unicredit SpA (Banks)	1,143
		12,151

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan — 16.07%
7,700	Advantest Corp. (Semiconductors & Semiconductor Equipment)(a)	$412
28,400	Aeon Co. Ltd. (Food & Staples Retailing)	493
7,865	AGC, Inc. (Building Products)	277
6,000	Aisin Crop. (Auto Components)	186
21,400	Ajinomoto Co., Inc. (Food Products)	520
7,000	ANA Holdings, Inc. (Airlines)(a)(b)	129
18,500	Asahi Group Holdings Ltd. (Beverages)(a)	606
11,900	Asahi Intecc Co. Ltd. (Health Care Equipment & Supplies)	179
50,910	Asahi Kasei Corp. (Chemicals)	389
76,890	Astellas Pharma, Inc. (Pharmaceuticals)	1,198
4,700	Azbil Corp. (Electronic Equipment, Instruments & Components)	124
8,300	Bandai Namco Holdings, Inc. (Leisure Products)	586
23,160	Bridgestone Corp. (Auto Components)	845
10,400	Brother Industries Ltd. (Technology Hardware, Storage & Peripherals)	183
41,147	Canon, Inc. (Technology Hardware, Storage & Peripherals)	935
10,300	Capcom Co. Ltd. (Entertainment)	250
6,000	Central Japan Railway Co. (Road & Rail)	693
33,200	Chubu Electric Power Co., Inc. (Electric Utilities)	334
29,300	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)^	749
47,800	Concordia Financial Group Ltd. (Banks)	166
21,100	CyberAgent, Inc. (Media)	210
9,039	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	195
4,100	Daifuku Co. Ltd. (Machinery)	235
40,800	Dai-ichi Life Holdings, Inc. (Insurance)	755
71,800	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	1,819
10,100	Daikin Industries Ltd. (Building Products)	1,619
2,947	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	255
24,330	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	567
122	Daiwa House REIT Investment Corp. (Equity Real Estate Investment Trusts)(a)	277
55,200	Daiwa Securities Group, Inc. (Capital Markets)	247
17,600	Denso Corp. (Auto Components)	935
8,770	Dentsu Group, Inc. (Media)	263
1,200	Disco Corp. (Semiconductors & Semiconductor Equipment)	285
12,800	East Japan Railway Co. (Road & Rail)	655
10,800	Eisai Co. Ltd. (Pharmaceuticals)	455

Shares	Security Description	Value (000)
	Japan (continued)
136,278	ENEOS Holdings, Inc. (Oil, Gas & Consumable Fuels)	$516
7,800	FANUC Corp. (Machinery)	1,221
2,300	Fast Retailing Co. Ltd. (Specialty Retail)	1,205
5,200	Fuji Electric Co. Ltd. (Electrical Equipment)	215
15,310	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	822
8,050	Fujitsu Ltd. (IT Services)(a)	1,007
235	GLP J-Reit (Equity Real Estate Investment Trusts)	287
2,200	GMO Payment Gateway, Inc. (IT Services)	155
10,300	Hakuhodo DY Holdings, Inc. (Media)	95
5,700	Hamamatsu Photonics K.K. (Electronic Equipment, Instruments & Components)	221
9,300	Hankyu Hanshin Holdings, Inc. (Road & Rail)	254
900	Hikari Tsushin, Inc. (Specialty Retail)	92
1,380	Hirose Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	183
4,700	Hitachi Construction Machinery Co. Ltd. (Machinery)	104
39,280	Hitachi Ltd. (Industrial Conglomerates)	1,864
12,500	Hitachi Metals Ltd. (Metals & Mining)(b)	189
66,154	Honda Motor Co. Ltd. (Automobiles)	1,606
4,800	Hoshizaki Corp. (Machinery)	143
15,000	HOYA Corp. (Health Care Equipment & Supplies)	1,281
16,900	Hulic Co. Ltd. (Real Estate Management & Development)(a)	131
5,100	Ibiden Co. Ltd. (Electronic Equipment, Instruments & Components)	144
10,659	Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels)(a)	257
6,500	Iida Group Holdings Co. Ltd. (Household Durables)	100
42,200	Inpex Corp. (Oil, Gas & Consumable Fuels)	457
23,670	Isuzu Motors Ltd. (Automobiles)	262
3,600	ITO EN Ltd. (Beverages)	162
49,058	ITOCHU Corp. (Trading Companies & Distributors)	1,326
6,300	Itochu Techno-Solutions Corp. (IT Services)	154
6,300	Japan Airlines Co. Ltd. (Airlines)(a)(b)	110
22,800	Japan Exchange Group, Inc. (Capital Markets)	329
25,300	Japan Post Bank Co. Ltd. (Banks)	197
104,160	Japan Post Holdings Co. Ltd. (Insurance)(a)	745
9,800	Japan Post Insurance Co. Ltd. (Insurance)(a)	157
66	Japan Real Estate Investment Corp. (Equity Real Estate Investment Trusts)	304
284	Japan Retail Fund Investment Corp. (Equity Real Estate Investment Trusts)	221

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
52,027	Japan Tobacco, Inc. (Tobacco)^	$900
21,600	JFE Holdings, Inc. (Metals & Mining)	228
7,333	JSR Corp. (Chemicals)	190
17,200	Kajima Corp. (Construction & Engineering)	197
5,900	Kakaku.com, Inc. (Interactive Media & Services)	97
20,700	Kao Corp. (Personal Products)^	834
67,400	KDDI Corp. (Wireless Telecommunication Services)	2,132
5,000	Keio Corp. (Road & Rail)	179
5,700	Keisei Electric Railway Co. Ltd. (Road & Rail)	157
7,900	Keyence Corp. (Electronic Equipment, Instruments & Components)	2,702
5,900	Kikkoman Corp. (Food Products)	313
7,900	Kintetsu Group Holdings Co. Ltd. (Road & Rail)	246
36,010	Kirin Holdings Co. Ltd. (Beverages)^	567
3,300	Kobayashi Pharmaceutical Co. Ltd. (Personal Products)	204
9,400	Kobe Bussan Co. Ltd. (Food & Staples Retailing)	230
4,210	Koei Tecmo Holdings Co. Ltd. (Entertainment)	136
4,600	Koito Manufacturing Co. Ltd. (Auto Components)	146
37,490	Komatsu Ltd. (Machinery)	831
3,800	Konami Group Corp. (Entertainment)	210
1,500	Kose Corp. (Personal Products)	136
41,400	Kubota Corp. (Machinery)	619
4,300	Kurita Water Industries Ltd. (Machinery)	156
13,020	Kyocera Corp. (Electronic Equipment, Instruments & Components)	696
12,100	Kyowa Kirin Co. Ltd. (Pharmaceuticals)	272
3,100	Lasertec Corp. (Semiconductors & Semiconductor Equipment)	369
12,045	Lixil Corp. (Building Products)	226
18,300	M3, Inc. (Health Care Technology)	525
9,100	Makita Corp. (Machinery)	227
63,571	Marubeni Corp. (Trading Companies & Distributors)	574
23,050	Mazda Motor Corp. (Automobiles)	189
5,600	McDonald’s Holdings Co. Ltd. (Hotels, Restaurants & Leisure)	203
6,000	MEIJI Holdings Co. Ltd. (Food Products)	295
14,700	MINEBEA MITSUMI, Inc. (Machinery)	250
11,500	MISUMI Group, Inc. (Machinery)	242
52,010	Mitsubishi Chemical Group Corp. (Chemicals)	283
52,240	Mitsubishi Corp. (Trading Companies & Distributors)	1,555
78,490	Mitsubishi Electric Corp. (Electrical Equipment)	840

Shares	Security Description	Value (000)
	Japan (continued)
48,000	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	$697
29,000	Mitsubishi HC Capital, Inc. (Diversified Financial Services)	134
12,997	Mitsubishi Heavy Industries Ltd. (Machinery)	455
485,282	Mitsubishi UFJ Financial Group, Inc. (Banks)	2,610
56,666	Mitsui & Co. Ltd. (Trading Companies & Distributors)	1,251
8,050	Mitsui Chemicals, Inc. (Chemicals)	171
37,000	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	796
14,000	Mitsui O.S.K. Lines Ltd. (Marine)	320
99,552	Mizuho Financial Group, Inc. (Banks)	1,132
15,000	MonotaRO Co. Ltd. (Trading Companies & Distributors)^	222
19,400	MS&AD Insurance Group Holdings, Inc. (Insurance)	595
23,300	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	1,270
10,330	NEC Corp. (Technology Hardware, Storage & Peripherals)	402
23,000	Nexon Co. Ltd. (Entertainment)	471
9,700	NGK Insulators Ltd. (Machinery)	131
18,200	Nidec Corp. (Electrical Equipment)	1,124
13,300	Nihon M&A Center Holdings, Inc. (Professional Services)	141
4,700	Nintendo Co. Ltd. (Entertainment)	2,033
75	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts)	374
3,400	NIPPON EXPRESS HOLDINGS, INC. (Road & Rail)	185
33,700	Nippon Paint Holdings Co. Ltd. (Chemicals)(a)	251
119	Nippon Prologis REIT, Inc. (Equity Real Estate Investment Trusts)(a)	293
7,700	Nippon Sanso Holdings Corp. (Chemicals)	123
3,100	Nippon Shinyaku Co. Ltd. (Pharmaceuticals)	189
32,800	Nippon Steel Corp. (Metals & Mining)(a)	459
50,840	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	1,460
6,600	Nippon Yusen KK (Marine)	451
5,200	Nissan Chemical Corp. (Chemicals)	240
94,200	Nissan Motor Co. Ltd. (Automobiles)	367
11,700	Nisshin Seifun Group, Inc. (Food Products)	137
3,600	Nissin Foods Holdings Co. Ltd. (Food Products)(a)	249
4,000	Nitori Holdings Co. Ltd. (Specialty Retail)	381
5,760	Nitto Denko Corp. (Chemicals)	373
118,200	Nomura Holdings, Inc. (Capital Markets)	432

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
5,200	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	$127
212	Nomura Real Estate Master Fund, Inc. (Equity Real Estate Investment Trusts)	265
15,120	Nomura Research Institute Ltd. (IT Services)	402
25,600	NTT Data Corp. (IT Services)	354
28,500	Obayashi Corp. (Construction & Engineering)	207
3,200	Obic Co. Ltd. (IT Services)	453
14,400	Odakyu Electric Railway Co. Ltd. (Road & Rail)	194
35,700	Oji Paper Co. Ltd. (Paper & Forest Products)	155
50,100	Olympus Corp. (Health Care Equipment & Supplies)	1,007
7,500	OMRON Corp. (Electronic Equipment, Instruments & Components)	381
16,900	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals)	434
3,600	Open House Group Co. Ltd. (Household Durables)(a)	143
2,400	Oracle Corp. (Software)	139
8,400	Oriental Land Co. Ltd. (Hotels, Restaurants & Leisure)	1,172
48,500	ORIX Corp. (Diversified Financial Services)	814
18,645	Osaka Gas Co. Ltd. (Gas Utilities)	357
6,600	OTSUKA Corp. (IT Services)	195
15,900	Otsuka Holdings Co. Ltd. (Pharmaceuticals)	565
19,200	Pan Pacific International Holdings Corp. (Multiline Retail)	306
89,700	Panasonic Holdings Corp. (Household Durables)	725
7,800	Persol Holdings Co. Ltd. (Professional Services)(a)	142
40,800	Rakuten Group, Inc. (Internet & Direct Marketing Retail)	184
58,500	Recruit Holdings Co. Ltd. (Professional Services)	1,723
47,400	Renesas Electronics Corp. (Semiconductors & Semiconductor Equipment)(a)(b)	431
87,685	Resona Holdings, Inc. (Banks)	328
23,300	Ricoh Co. Ltd. (Technology Hardware, Storage & Peripherals)	182
3,570	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	249
10,000	SBI Holdings, Inc. (Capital Markets)	196
8,400	SCSK Corp. (IT Services)	142
9,300	Secom Co. Ltd. (Commercial Services & Supplies)	574
12,269	Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	174
15,300	Sekisui Chemical Co. Ltd. (Household Durables)	209

Shares	Security Description	Value (000)
	Japan (continued)
25,725	Sekisui House Ltd. (Household Durables)	$450
31,830	Seven & i Holdings Co. Ltd. (Food & Staples Retailing)	1,236
15,100	SG Holdings Co. Ltd. (Air Freight & Logistics)	254
11,000	Sharp Corp. (Household Durables)(a)	85
9,600	Shimadzu Corp. (Electronic Equipment, Instruments & Components)	304
3,200	Shimano, Inc. (Leisure Products)	541
24,300	Shimizu Corp. (Construction & Engineering)	134
15,185	Shin-Etsu Chemical Co. Ltd. (Chemicals)	1,713
11,700	Shionogi & Co. Ltd. (Pharmaceuticals)	591
16,200	Shiseido Co. Ltd. (Personal Products)	650
2,300	SMC Corp. (Machinery)	1,025
123,254	Softbank Corp. (Wireless Telecommunication Services)	1,368
49,000	SoftBank Group Corp. (Wireless Telecommunication Services)	1,891
12,960	Sompo Holdings, Inc. (Insurance)	571
51,200	Sony Corp. (Household Durables)	4,188
5,200	Square Enix Holdings Co. Ltd. (Entertainment)	230
24,954	Subaru Corp. (Automobiles)	444
14,200	SUMCO Corp. (Semiconductors & Semiconductor Equipment)(a)	184
60,460	Sumitomo Chemical Co. Ltd. (Chemicals)	237
45,740	Sumitomo Corp. (Trading Companies & Distributors)	626
29,020	Sumitomo Electric Industries Ltd. (Auto Components)	321
10,000	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	313
53,003	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,575
13,700	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	422
12,600	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	333
7,000	Suntory Beverage & Food Ltd. (Beverages)	265
15,000	Suzuki Motor Corp. (Automobiles)	471
6,800	Sysmex Corp. (Health Care Equipment & Supplies)	409
21,500	T&D Holdings, Inc. (Insurance)	257
7,750	Taisei Corp. (Construction & Engineering)	241
62,445	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	1,757
15,800	TDK Corp. (Electronic Equipment, Instruments & Components)	488
26,200	Terumo Corp. (Health Care Equipment & Supplies)	790
23,300	The Chiba Bank Ltd. (Banks)	127

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
34,610	The Kansai Electric Power Co., Inc. (Electric Utilities)	$342
25,400	The Shizuoka Bank Ltd. (Banks)	153
10,300	TIS, Inc. (IT Services)	270
9,700	Tobu Railway Co. Ltd. (Road & Rail)	221
6,000	Toho Co. Ltd. (Entertainment)	217
25,840	Tokio Marine Holdings, Inc. (Insurance)	1,505
68,100	Tokyo Electric Power Co. Holdings, Inc. (Electric Utilities)(b)	284
6,060	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	1,980
19,400	Tokyo Gas Co. Ltd. (Gas Utilities)	401
21,600	Tokyu Corp. (Road & Rail)	254
10,600	TOPPAN, Inc. (Commercial Services & Supplies)	177
56,300	Toray Industries, Inc. (Chemicals)	316
16,600	Toshiba Corp. (Industrial Conglomerates)^	675
11,400	Tosoh Corp. (Chemicals)	142
5,700	TOTO Ltd. (Building Products)	188
6,000	Toyota Industries Corp. (Auto Components)	372
430,600	Toyota Motor Corp. (Automobiles)	6,667
8,600	Toyota Tsusho Corp. (Trading Companies & Distributors)	281
6,200	Trend Micro, Inc. (Software)	303
18,300	Unicharm Corp. (Household Products)	613
11,200	USS Co. Ltd. (Specialty Retail)	194
7,900	Welcia Holdings Co. Ltd. (Food & Staples Retailing)	158
9,300	West Japan Railway Co. (Road & Rail)(a)	342
6,300	Yakult Honsha Co. Ltd. (Food Products)	363
5,700	Yamaha Corp. (Leisure Products)	235
12,100	Yamaha Motor Co. Ltd. (Automobiles)^	222
14,200	Yamato Holdings Co. Ltd. (Air Freight & Logistics)	227
9,700	Yaskawa Electric Corp. (Machinery)	312
10,000	Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	165
107,900	Z Holdings Corp. (Interactive Media & Services)	315
7,000	ZOZO, Inc. (Internet & Direct Marketing Retail)(a)	126
		128,057
	Jersey — 0.33%
401,481	Glencore PLC (Metals & Mining)(a)	2,175
46,374	WPP PLC (Media)	465
		2,640
	Luxembourg — 0.22%
39,995	ArcelorMittal SA (Metals & Mining)	901

Shares	Security Description	Value (000)
	Luxembourg (continued)
7,176	Eurofins Scientific SE (Life Sciences Tools & Services)	$565
19,172	Tenaris SA (Energy Equipment & Services)	246
		1,712
	Netherlands — 3.87%
17,174	ABN AMRO Bank N.V. (Banks)	193
880	Adyen N.V. (IT Services)(a)(b)	1,280
78,669	AEGON N.V. (Insurance)	340
27,665	Airbus SE (Aerospace & Defense)	2,680
7,936	Akzo Nobel N.V. (Chemicals)	521
1,965	Argenx SE (Biotechnology)(b)	736
1,901	ASM International N.V. (Semiconductors & Semiconductor Equipment)	475
17,229	ASML Holding N.V. (Semiconductors & Semiconductor Equipment)(a)	8,230
41,546	CNH Industrial N.V. (Machinery)	480
4,792	Euronext N.V. (Capital Markets)	391
4,403	EXOR N.V. (Diversified Financial Services)	274
5,241	Heineken Holding N.V. (Beverages)	382
15,349	Heineken N.V. (Beverages)	1,399
2,481	IMCD NV (Trading Companies & Distributors)(a)	341
193,141	ING Groep N.V. (Banks)	1,908
10,390	JDE Peet’s N.V. (Food Products)	296
7,941	Just Eat Takeaway.com N.V. (Internet & Direct Marketing Retail)(b)	125
48,063	Koninklijke Ahold Delhaize N.V. (Food & Staples Retailing)	1,252
7,598	Koninklijke DSM N.V. (Chemicals)	1,091
269,903	Koninklijke KPN N.V. (Diversified Telecommunication Services)	962
38,028	Koninklijke Philips N.V. (Health Care Equipment & Supplies)^	819
11,615	NN Group N.V. (Insurance)	527
4,644	OCI N.V. (Chemicals)(a)	153
33,676	Prosus N.V. (Internet & Direct Marketing Retail)(a)	2,205
12,034	QIAGEN N.V. (Life Sciences Tools & Services)(b)	564
4,855	Randstad N.V. (Professional Services)	235
27,748	STMicroelectronics N.V. (Semiconductors & Semiconductor Equipment)	872
29,449	Universal Music Group N.V. (Entertainment)	590
15,556	Wolters Kluwer N.V. (Professional Services)	1,509
		30,830
	New Zealand — 0.16%
50,822	Auckland International Airport Ltd. (Transportation Infrastructure)(b)	228

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	New Zealand (continued)
23,431	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	$293
29,936	Mercury NZ Ltd. (Electric Utilities)	106
56,575	Meridian Energy Ltd. (Independent Power and Renewable Electricity Producers)	165
75,898	Spark New Zealand Ltd. (Diversified Telecommunication Services)	227
5,464	Xero Ltd. (Software)(b)	290
		1,309
	Norway — 0.61%
12,805	Adevinta ASA (Interactive Media & Services)(b)	93
13,135	Aker BP ASA (Oil, Gas & Consumable Fuels)^	456
37,767	DNB Bank ASA (Banks)	677
39,679	Equinor ASA (Oil, Gas & Consumable Fuels)	1,381
9,943	Gjensidige Forsikring ASA (Insurance)	201
3,942	Kongsberg Gruppen ASA (Aerospace & Defense)	141
18,184	Mowi ASA (Food Products)(a)	414
54,601	Norsk Hydro ASA (Metals & Mining)	306
37,037	Orkla ASA (Food Products)	296
2,596	Salmar ASA (Food Products)	183
31,652	Telenor ASA (Diversified Telecommunication Services)	421
7,054	Yara International ASA (Chemicals)	295
		4,864
	Portugal — 0.13%
112,704	EDP - Energias de Portugal SA (Electric Utilities)	525
20,351	Galp Energia SGPS SA, B Shares (Oil, Gas & Consumable Fuels)(a)	239
11,497	Jeronimo Martins SGPS, SA (Food & Staples Retailing)(a)	250
		1,014
	Singapore — 1.06%
153,638	Ascendas Real Estate Investment Trust (Equity Real Estate Investment Trusts)	315
214,624	CapitaLand Integrated Commercial Trust (Equity Real Estate Investment Trusts)	335
105,600	Capitaland Investment, Ltd. (Real Estate Management & Development)	290
18,000	City Developments Ltd. (Real Estate Management & Development)	106
73,531	DBS Group Holdings Ltd. (Banks)	1,571
265,700	Genting Singapore Ltd. (Hotels, Restaurants & Leisure)	138
47,695	Grab Holdings Ltd. (Road & Rail)(b)	121
64,700	Keppel Corp. Ltd. (Industrial Conglomerates)	302

Shares	Security Description	Value (000)
	Singapore (continued)
102,200	Mapletree Commercial Trust (Equity Real Estate Investment Trusts)	$135
137,190	Mapletree Logistics Trust (Equity Real Estate Investment Trusts)	166
139,737	Oversea-Chinese Banking Corp. Ltd. (Banks)	1,146
14,557	Sea Ltd., ADR (Entertainment)(b)	973
54,400	Singapore Airlines Ltd. (Airlines)(b)	200
44,600	Singapore Exchange Ltd. (Capital Markets)	304
81,000	Singapore Technologies Engineering Ltd. (Aerospace & Defense)	238
367,640	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	670
48,500	United Overseas Bank Ltd. (Banks)	916
28,300	United Overseas Land Group Ltd. (Real Estate Management & Development)	150
12,200	Venture Corp. Ltd. (Electronic Equipment, Instruments & Components)	146
78,000	Wilmar International Ltd. (Food Products)	227
		8,449
	Spain — 1.92%
1,002	Acciona SA (Electric Utilities)	184
8,973	ACS Actividades de Construccion y Servicios SA (Construction & Engineering)	217
3,045	Aena SME SA (Transportation Infrastructure)(b)	387
24,736	Amadeus IT Group SA (IT Services)(b)	1,378
270,716	Banco Bilbao Vizcaya Argentaria SA (Banks)	1,228
704,029	Banco Santander SA (Banks)(a)	1,984
179,994	CaixaBank SA (Banks)	626
24,161	Cellnex Telecom SA (Diversified Telecommunication Services)	937
11,700	EDP Renovaveis SA (Independent Power and Renewable Electricity Producers)	276
13,442	Enagas SA (Gas Utilities)(a)	297
14,485	Endesa SA (Electric Utilities)	273
19,582	Ferrovial SA (Construction & Engineering)	496
17,140	Grifols SA (Biotechnology)(b)	324
240,949	Iberdrola SA (Electric Utilities)	2,499
59,599	Industria de Diseno Textil SA (Specialty Retail)	1,348
7,578	Naturgy Energy Group SA (Gas Utilities)	218
22,297	Red Electrica Corp. SA (Electric Utilities)	421
58,912	Repsol SA (Oil, Gas & Consumable Fuels)	867
9,679	Siemens Gamesa Renewable Energy SA, Registered Shares (Electrical Equipment)(b)	182
221,812	Telefonica SA (Diversified Telecommunication Services)	1,130
		15,272
	Sweden — 2.34%
11,921	Alfa Laval AB (Machinery)	288
42,176	Assa Abloy AB, B Shares (Building Products)	896

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Sweden (continued)
109,054	Atlas Copco AB, Class - A (Machinery)(b)	$1,018
63,371	Atlas Copco AB, Class - B (Machinery)(b)	530
11,105	Boliden AB (Metals & Mining)	353
10,991	Electrolux AB, Class - B (Household Durables)	148
32,246	Embracer Group AB (Entertainment)^(b)	246
26,756	Epiroc AB, Class - A (Machinery)	413
15,833	Epiroc AB, Class - B (Machinery)	214
12,013	Equities AB (Capital Markets)	246
27,019	Essity AB, Class - B (Household Products)	706
7,675	Evolution AB (Hotels, Restaurants & Leisure)	698
27,726	Fastighets AB Balder, B Shares (Real Estate Management & Development)(b)	133
11,572	Getinge AB, B Shares (Health Care Equipment & Supplies)	268
29,652	H & M Hennes & Mauritz AB, B Shares (Specialty Retail)	354
79,025	Hexagon AB, Class - B (Electronic Equipment, Instruments & Components)	821
4,135	Holmen AB, B Shares (Paper & Forest Products)	168
22,253	Husqvarna AB, B Shares (Machinery)	163
5,730	Industrivarden AB, A Shares (Diversified Financial Services)(a)	129
6,252	Industrivarden AB, Class - C (Diversified Financial Services)	139
11,090	Indutrade AB (Trading Companies & Distributors)	202
6,505	Investment AB Latour, Class - B (Industrial Conglomerates)	129
21,175	Investor AB, Class - A (Diversified Financial Services)	381
73,970	Investor AB, Class - B (Diversified Financial Services)	1,216
10,640	Kinnevik AB, Class - B (Diversified Financial Services)(b)	172
4,244	L E Lundbergforetagen AB, Class - B (Diversified Financial Services)	173
10,243	Lifco AB, Class - B (Industrial Conglomerates)	165
61,529	Nibe Industrier AB, Class - B (Building Products)	462
8,447	Sagax AB, Class - B (Real Estate Management & Development)	156
43,289	Sandvik AB (Machinery)	702
18,367	Securitas AB, Class - B (Commercial Services & Supplies)	159
22,989	Sinch AB (Software)(b)	75
66,077	Skandinaviska Enskilda Banken AB, Class - A (Banks)	649

Shares	Security Description	Value (000)
	Sweden (continued)
13,812	Skanska AB, B Shares (Construction & Engineering)	$212
15,564	SKF AB, B Shares (Machinery)^	229
27,378	Svenska Cellulosa AB SCA, Class - B (Paper & Forest Products)	410
62,282	Svenska Handelsbanken AB, A Shares (Banks)	532
38,249	Swedbank AB, A Shares (Banks)	484
70,609	Swedish Match AB (Tobacco)	720
7,446	Swedish Orphan Biovitrum AB (Biotechnology)(b)	161
28,538	Tele2 AB, B Shares (Wireless Telecommunication Services)	326
170,240	Telefonaktiebolaget LM Ericsson, Class - B (Communications Equipment)	1,269
122,039	Telia Co. AB (Diversified Telecommunication Services)(a)	468
61,267	Volvo AB, B Shares (Machinery)	948
8,799	Volvo AB, Class - A (Machinery)	142
24,194	Volvo Car AB, Class - B (Automobiles)^(b)	161
		18,634
	Switzerland — 7.92%
66,686	ABB Ltd., Registered Shares (Electrical Equipment)	1,779
6,551	Adecco Group AG (Professional Services)(a)	223
20,288	Alcon, Inc. (Health Care Equipment & Supplies)	1,417
2,699	Bachem Holding AG, Registered Shares (Life Sciences Tools & Services)	188
2,024	Baloise Holding AG, Registered Shares (Insurance)	331
234	Barry Callebaut AG, Registered Shares (Food Products)(a)	523
47	Chocoladefabriken Lindt & Spruengli AG (Food Products)	478
6	Chocoladefabriken Lindt & Spruengli AG (Food Products)	629
24,617	Cie Financiere Richemont SA, Registered Shares (Textiles, Apparel & Luxury Goods)	2,622
9,481	Clariant AG, Registered Shares (Chemicals)(b)	181
8,833	Coca-Cola HBC AG (Beverages)	196
107,620	Credit Suisse Group AG, Registered Shares (Capital Markets)	611
433	EMS-Chemie Holding AG (Chemicals)	322
1,586	Geberit AG, Registered Shares (Building Products)	762
414	Givaudan SA, Registered Shares (Chemicals)	1,456
22,506	Holcim Ltd., Registered Shares (Construction Materials)(a)	963
8,982	Julius Baer Group Ltd. (Capital Markets)	414

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Switzerland (continued)
2,726	Kuehne & Nagel International AG, Registered Shares (Marine)	$645
7,338	Logitech International SA, Registered Shares (Technology Hardware, Storage & Peripherals)	383
3,714	Lonza Group AG, Registered Shares (Life Sciences Tools & Services)(a)	1,980
118,627	Nestle SA, Registered Shares (Food Products)	13,850
94,107	Novartis AG, Registered Shares (Pharmaceuticals)	7,972
921	Partners Group Holding AG (Capital Markets)	830
29,604	Roche Holding AG (Pharmaceuticals)	9,880
1,209	Roche Holding AG (Pharmaceuticals)	467
1,653	Schindler Holding AG (Machinery)	302
1,858	Schindler Holding AG, Registered Shares (Machinery)	334
447	SGS SA, Registered Shares (Professional Services)(a)	1,024
7,431	Sika AG, Registered Shares (Chemicals)(a)	1,712
2,180	Sonova Holding AG, Registered Shares (Health Care Equipment & Supplies)(a)	694
4,525	Straumann Holding AG, Registered Shares (Health Care Equipment & Supplies)	544
1,280	Swiss Life Holding AG (Insurance)	624
5,514	Swiss Prime Site AG, Registered Shares (Real Estate Management & Development)	483
12,246	Swiss Re AG (Insurance)	949
1,461	Swisscom AG, Registered Shares (Diversified Telecommunication Services)	807
2,579	Temenos AG, Registered Shares (Software)	221
2,136	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	95
1,175	The Swatch Group AG, B Shares (Textiles, Apparel & Luxury Goods)	279
165,152	UBS Group AG (Capital Markets)	2,662
1,096	VAT Group AG (Machinery)	261
1,847	Vifor Pharma AG (Pharmaceuticals)	331
6,109	Zurich Financial Services AG (Insurance)	2,657
		63,081
	Taiwan — 0.04%
4,171	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Semiconductors & Semiconductor Equipment)	341
	United Kingdom — 11.86%
39,513	3i Group PLC (Capital Markets)	533
84,537	abrdn PLC (Diversified Financial Services)	164
12,750	Admiral Group PLC (Insurance)(a)	348
51,608	Anglo American PLC (Metals & Mining)	1,845

Shares	Security Description	Value (000)
	United Kingdom (continued)
16,010	Antofagasta PLC (Metals & Mining)	$225
18,059	Ashtead Group PLC (Trading Companies & Distributors)	756
15,066	Associated British Foods PLC (Food Products)	290
66,568	AstraZeneca PLC (Pharmaceuticals)(a)	8,749
51,979	Auto Trader Group PLC (Interactive Media & Services)(a)	351
6,240	Aveva Group PLC (Software)	171
114,865	Aviva PLC (Insurance)	561
135,366	BAE Systems PLC (Aerospace & Defense)	1,368
867,975	Barclays PLC (Banks)(a)	1,618
41,516	Barratt Developments PLC (Household Durables)(a)	231
5,582	Berkeley Group Holdings PLC (Household Durables)(b)	253
790,591	BP PLC (Oil, Gas & Consumable Fuels)	3,736
98,062	British American Tobacco PLC (Tobacco)	4,201
35,748	British Land Co. PLC (Equity Real Estate Investment Trusts)	195
443,523	BT Group PLC (Diversified Telecommunication Services)	1,006
17,595	Bunzl PLC (Trading Companies & Distributors)	582
17,794	Burberry Group PLC (Textiles, Apparel & Luxury Goods)(a)	355
8,337	Coca-Cola Europacific Partners PLC (Beverages)	430
89,887	Compass Group PLC (Hotels, Restaurants & Leisure)	1,838
7,514	Croda International PLC (Chemicals)(a)	592
103,428	Diageo PLC (Beverages)	4,444
8,879	Ferguson PLC (Trading Companies & Distributors)	993
211,413	GlaxoSmithKline PLC (Pharmaceuticals)	4,543
18,666	Halma PLC (Electronic Equipment, Instruments & Components)	457
15,631	Hargreaves Lansdown PLC (Capital Markets)	150
15,938	Hikma Pharmaceuticals PLC (Pharmaceuticals)(a)	314
822,239	HSBC Holdings PLC (Banks)	5,360
40,523	Imperial Brands PLC (Tobacco)	905
60,704	Informa PLC (Media)(b)	391
7,471	Intercontinental Hotels Group PLC (Hotels, Restaurants & Leisure)	396
7,799	Intertek Group PLC (Professional Services)	399
135,835	J Sainsbury PLC (Food & Staples Retailing)	337
148,750	JD Sports Fashion PLC (Specialty Retail)(b)	209
7,607	Johnson Matthey PLC (Chemicals)	178
111,207	Kingfisher PLC (Specialty Retail)	330
31,115	Land Securities Group PLC (Equity Real Estate Investment Trusts)	251

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United Kingdom (continued)
242,400	Legal & General Group PLC (Insurance)	$707
1,183	Linde PLC (Chemicals)	340
3,556,235	Lloyds Banking Group PLC (Banks)	1,831
14,436	London Stock Exchange Group PLC (Capital Markets)(a)	1,341
105,556	M&G PLC (Diversified Financial Services)	250
177,520	Melrose Industries PLC (Industrial Conglomerates)	323
19,713	Mondi PLC (Paper & Forest Products)	349
157,402	National Grid PLC (Multi-Utilities)	2,016
358,595	Natwest Group PLC (Banks)(a)	953
5,370	Next PLC (Multiline Retail)	383
37,656	Ocado Group PLC (Food & Staples Retailing)(a)(b)	358
34,986	Pearson PLC (Media)	320
12,960	Persimmon PLC (Household Durables)	294
30,436	Phoenix Group Holdings PLC (Insurance)	219
142,525	Prudential PLC (Insurance)	1,763
35,844	RecKitt Benckiser Group PLC (Household Products)	2,692
93,757	RELX PLC (Professional Services)	2,540
93,131	Rentokil Initial PLC (Commercial Services & Supplies)	538
51,413	Rio Tinto PLC (Metals & Mining)	3,076
339,724	Rolls-Royce Holdings PLC (Aerospace & Defense)(b)	343
5,462	Schroders PLC (Capital Markets)	178
58,322	Segro PLC (Equity Real Estate Investment Trusts)	693
14,381	Severn Trent PLC (Water Utilities)(a)	476
322,780	Shell PLC (Oil, Gas & Consumable Fuels)	8,382
35,710	Smith & Nephew PLC (Health Care Equipment & Supplies)	499
15,718	Smiths Group PLC (Industrial Conglomerates)	268
3,819	Spirax-Sarco Engineering PLC (Machinery)	459
45,003	SSE PLC (Electric Utilities)	885
21,952	St. James Place PLC (Capital Markets)	295
105,856	Standard Chartered PLC (Banks)	797
89,030	Stellantis N.V. (Automobiles)	1,100
148,141	Taylor Wimpey PLC (Household Durables)(a)	210
474,805	Tesco PLC (Food & Staples Retailing)	1,477
55,678	The Sage Group PLC (Software)	430
115,066	Unilever PLC (Personal Products)	5,211
38,736	United Utilities Group PLC (Water Utilities)	481
1,119,140	Vodafone Group PLC (Wireless Telecommunication Services)	1,725
8,201	Whitbread PLC (Hotels, Restaurants & Leisure)	247
		94,504

Shares	Security Description	Value (000)
	United States — 0.02%
3,396	Brookfield Renewable Corp., Class - A (Independent Power and Renewable Electricity Producers)	$121
	Total Common Stocks	600,944
	Preferred Stocks — 0.31%
	Germany — 0.31%
2,535	Bayerische Motoren Werke Aktiengesellschaft — Preferred (Automobiles)	180
7,233	Henkel AG & Co. KGAA — Preferred (Household Products)	445
6,217	Porsche Automobil Holding SE — Preferred (Automobiles)	411
1,218	Sartorius AG — Preferred (Health Care Equipment & Supplies)	425
7,535	Volkswagen AG — Preferred (Automobiles)	1,007
	Total Preferred Stocks	2,468
	Right — 0.00%
	United Kingdom — 0.00%
418,457	CC Japan Income & Growth Trust, Subscription Shares, 3/1/23 (Capital Markets)(b)	9
	Total Right	9
	Warrant — 0.00%
	Australia — 0.00%
502,568	WAM Global Ltd., 9/12/22 (Capital Markets)	—
	Total Warrant	—
	Exchange-Traded Funds — 0.63%
50,360	iShares Core MSCI Japan IMI UCITS ETF	2,063
27,225	iShares MSCI EAFE ETF	1,701
32,350	Vanguard FTSE 100 UCITS ETF	1,232
	Total Exchange-Traded Funds	4,996
	Investment Companies — 21.03%
665,983	Aberdeen New Dawn Investment Trust PLC	2,261
300,097	Aberforth Smaller Companies Trust PLC	4,288
500,251	Abrdn UK Smaller Companies Growth Trust PLC^	2,758
137,249	ASA Gold and Precious Metals, Ltd.	2,013
1,614,892	AVI Japan Opportunity Trust PLC	2,074
1,138,931	Baillie Gifford European Growth Trust PLC	1,101
375,445	Baillie Gifford Japan Trust PLC	3,203
818,164	Baillie Gifford UK Growth Fund PLC	1,504
400,000	Baillie Gifford US Growth Trust PLC	729
243,006	BlackRock Health Sciences Trust II	3,993
387,171	BlackRock Innovation & Growth Trust	3,074
72,511	BlackRock Science Technology Trust II	1,420
598,027	BMO Global Smaller Companies PLC	1,020
1,416,785	CC Japan Income & Growth Trust PLC	2,345

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Investment Companies (continued)
579,383	Edinburgh Investment Trust PLC	$4,210
348,163	Edinburgh Worldwide Investment Trust PLC	736
553,229	European Opportunities Trust PLC	4,444
1,841,147	Federated Hermes Treasury Obligations Fund, Institutional Shares, 1.37%^^(d)	1,841
398,091	Fidelity Emerging Markets Ltd.	3,070
1,167,042	Fidelity European Trust PLC	4,006
1,004,768	Fidelity Japan Trust PLC	1,822
156,477	Finsbury Growth Income Trust PLC Fund	1,459
102,598	First Trust Dynamic Europe Equity Income Fund	1,142
2,280,000	Henderson European Focus Trust PLC	3,607
1,617,450	Henderson EuroTrust PLC	2,225
714,791	Japan Smaller Capitalization Fund, Inc.	4,517
1,198,275	JPMorgan European Discovery Trust PLC	5,506
6,971,422	JPMorgan European Growth & Income PLC	6,517
56,771	JPMorgan Indian Investment Trust PLC	521
472,078	JPMorgan Japan Small Cap Growth & Income, Ordinary Shares	1,781
822,471	JPMorgan Japanese Investment Trust PLC	4,249
1,351,111	Mercantile Investment Trust PLC	2,940
180,609	Morgan Stanley China A Share Fund, Inc.	3,058
204,803	Murray Income Trust PLC	2,074
522,242	Neuberger Berman MLP and Energy Income Fund, Inc.	3,133
471,842	Neuberger Berman Next Generation Connectivity Fund, Inc.	4,681
850,100	Oakley Capital Investments Ltd.	3,983
25,826	Pershing Square Holdings Fund Ltd.	770
1,669,246	Polar Capital Global Financials Trust PLC	2,763
484,557	Polar Capital Global Healthcare Trust PLC	1,787
2,642,280	Schroder Japan Growth Fund PLC	6,095
5,902,219	Schroder UK Public Private Trust PLC	1,519
164,345	Smithson Investment Trust PLC	2,370
21,828,882	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.40%(d)	21,829
1,104,841	Strategic Equity Capital PLC	3,765
1,151,235	Temple Bar Investment Trust PLC	3,055

Shares	Security Description	Value (000)
	Investment Companies (continued)
1,912,674	Templeton Emerging Markets Investment Trust PLC	$3,455
76,903	The Mexico Fund, Inc.	1,110
137,670	The New Germany Fund, Inc.	1,161
2,438,909	TR European Growth Trust PLC	4,156
783,022	TR Property Investment Trust PLC Ordinary Shares	3,531
2,434,088	VGI Partners Asian Investments Ltd.^	3,007
1,287,275	WAM Global Ltd.	1,501
60,040	Worldwide Healthcare Trust PLC Fund	2,291
	Total Investment Companies	167,470
	Purchased Options on Futures — 0.37%
	Total Purchased Options on Futures	2,918
	Total Investments (cost $741,655) — 97.79%	778,805
	Other assets in excess of liabilities — 2.21%	17,594
	Net Assets — 100.00%	$796,399

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2022.

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2022.

(a)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(b)	Represents non-income producing security.

(c)	Security was valued using significant unobservable inputs as of June 30, 2022.

(d)	Annualized 7-day yield as of period-end.

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2022.

The Institutional International Equity Portfolio	City of London Investment Management Company, Limited	Mellon Investments Corporation	Parametric Portfolio Associates, LLC	HC Capital Solutions	Total
Common Stocks	—	75.45%	—	—	75.45%
Preferred Stocks	—	0.31%	—	—	0.31%
Right	0.00%	—	—	—	0.00%
Warrant	0.00%	—	—	—	0.00%
Exchange-Traded Funds	0.41%	0.22%	—	—	0.63%
Investment Companies	18.23%	0.29%	2.50%	0.01%	21.03%
Purchased Options on Futures	—	—	0.37%	—	0.37%
Other Assets (Liabilities)	0.06%	0.45%	1.09%	0.61%	2.21%
Total Net Assets	18.70%	76.72%	3.96%	0.62%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

Amounts designated as 0.00% round to less than 0.005%.

The following tables reflect the open derivative positions held by the Portfolio as of June 30, 2022.

Futures Contracts Purchased*

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
MSCI EAFE Index Future	384	9/16/22	$35,673	$(646)
			$35,673	$(646)

Futures Contracts Sold*

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini S&P 500 Future	45	9/16/22	$8,526	$1,651
			$8,526	$1,651
	Total Unrealized Appreciation			$1,651
	Total Unrealized Depreciation			(646)
	Total Net Unrealized Appreciation/(Depreciation)			$1,005

*	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2022

Options on Futures Contracts

Exchange-traded options on futures contacts written as of June 30, 2022 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	43	8,428	3,920.00	7/15/22	$(339)
E-Mini S&P 500 Future Option	Put	36	7,038	3,910.00	7/15/22	(270)
E-Mini S&P 500 Future Option	Put	36	7,002	3,890.00	7/15/22	(244)
E-Mini S&P 500 Future Option	Put	36	6,930	3,850.00	7/15/22	(200)
E-Mini S&P 500 Future Option	Put	36	6,912	3,840.00	7/29/22	(245)
E-Mini S&P 500 Future Option	Put	36	6,930	3,850.00	7/29/22	(254)
E-Mini S&P 500 Future Option	Put	18	3,474	3,860.00	7/29/22	(132)
E-Mini S&P 500 Future Option	Put	20	3,850	3,850.00	8/19/22	(170)
E-Mini S&P 500 Future Option	Put	34	6,460	3,800.00	8/19/22	(250)
E-Mini S&P 500 Future Option	Put	36	6,300	3,500.00	8/19/22	(100)
E-Mini S&P 500 Future Option	Put	36	6,246	3,470.00	8/19/22	(90)
E-Mini S&P 500 Future Option	Put	18	3,015	3,350.00	8/19/22	(29)
E-Mini S&P 500 Future Option	Put	18	2,880	3,200.00	8/19/22	(17)
E-Mini S&P 500 Future Option	Put	36	6,948	3,860.00	8/19/22	(315)
E-Mini S&P 500 Future Option	Put	37	6,568	3,550.00	8/19/22	(123)
E-Mini S&P 500 Future Option	Put	36	6,300	3,500.00	8/31/22	(125)
E-Mini S&P 500 Future Option	Put	36	6,282	3,490.00	8/31/22	(121)
E-Mini S&P 500 Future Option	Put	36	6,480	3,600.00	8/31/22	(169)
E-Mini S&P 500 Future Option	Put	36	6,030	3,350.00	8/31/22	(77)
E-Mini S&P 500 Future Option	Put	36	6,120	3,400.00	8/31/22	(91)
E-Mini S&P 500 Future Option	Put	70	11,935	3,410.00	8/31/22	(182)
E-Mini S&P 500 Future Option	Put	36	6,264	3,480.00	8/31/22	(117)
						$(3,660)

Exchanged-traded options on futures contacts purchased as of June 30, 2022 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Call	20	$3,875	$3,875.00	7/8/22	$21
E-Mini S&P 500 Future Option	Call	20	3,900	3,900.00	7/8/22	15
E-Mini S&P 500 Future Option	Call	20	3,950	3,950.00	7/15/22	20
E-Mini S&P 500 Future Option	Put	20	3,725	3,725.00	7/8/22	32
E-Mini S&P 500 Future Option	Put	20	3,700	3,700.00	7/8/22	25
E-Mini S&P 500 Future Option	Put	44	8,140	3,700.00	7/15/22	105
E-Mini S&P 500 Future Option	Put	100	17,875	3,575.00	7/15/22	106
E-Mini S&P 500 Future Option	Put	36	6,480	3,600.00	7/15/22	45
E-Mini S&P 500 Future Option	Put	18	3,645	4,050.00	7/15/22	240
E-Mini S&P 500 Future Option	Put	18	3,690	4,100.00	7/15/22	283
E-Mini S&P 500 Future Option	Put	18	3,780	4,200.00	7/15/22	369
E-Mini S&P 500 Future Option	Put	40	7,640	3,820.00	7/15/22	191
E-Mini S&P 500 Future Option	Put	72	12,888	3,580.00	7/29/22	166
E-Mini S&P 500 Future Option	Put	36	6,408	3,560.00	7/29/22	75
E-Mini S&P 500 Future Option	Put	18	3,690	4,100.00	7/29/22	290
E-Mini S&P 500 Future Option	Put	18	3,645	4,050.00	7/29/22	251
E-Mini S&P 500 Future Option	Put	40	7,100	3,550.00	7/29/22	80

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2022

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	18	3,330	3,700.00	8/19/22	$98
E-Mini S&P 500 Future Option	Put	18	3,735	4,150.00	8/19/22	339
E-Mini S&P 500 Future Option	Put	18	3,465	3,850.00	8/31/22	167
						$2,918

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks — 82.63%
	Bermuda — 0.08%
348,000	Alibaba Health Information Technology Ltd. (Health Care Technology)(a)(b)	$239
1,039,733	Beijing Enterprises Water Group Ltd. (Water Utilities)(b)	315
		554
	Brazil — 3.42%
575,300	Ambev SA (Beverages)	1,473
47,055	Americanas SA (Internet & Direct Marketing Retail)	121
407,700	B3 SA - Brasil Bolsa Balcao (Capital Markets)	854
230,432	Banco Bradesco SA (Banks)	633
120,800	Banco do Brasil SA (Banks)	771
276,650	BB Seguridade Participacoes SA (Insurance)	1,372
71,700	BRF SA (Food Products)(a)	186
69,300	Centrais Electricas Brasileiras SA (Electric Utilities)	612
98,100	Companhia Siderurgica Nacional SA (CSN) (Metals & Mining)	289
502,500	Itau Unibanco Holding SA (Banks)	2,177
133,700	JBS SA (Food Products)	807
144,200	Klabin SA (Containers & Packaging)	557
103,765	Localiza Rent A Car SA (Road & Rail)(b)	1,039
153,824	Lojas Renner SA (Multiline Retail)	665
462,500	Magazine Luiza SA (Multiline Retail)	207
142,500	Natura & Co. Holding SA (Personal Products)(b)	365
772,900	Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)	4,512
215,000	Raia Drogasil SA (Food & Staples Retailing)	789
108,800	Rumo SA (Road & Rail)(b)	332
41,400	Suzano SA (Paper & Forest Products)	393
260,400	Tim SA (Wireless Telecommunication Services)	635
262,000	Vale SA (Metals & Mining)	3,833
366,300	WEG SA (Machinery)	1,851
		24,473
	Cayman Islands — 3.06%
14,000	AAC Technologies Holdings, Inc. (Electronic Equipment, Instruments & Components)	32
1,241,198	Alibaba Group Holding Ltd. (Internet & Direct Marketing Retail)(a)	17,701
103,000	ANTA Sports Products Ltd. (Textiles, Apparel & Luxury Goods)(b)	1,265
24,000	China Mengniu Dairy Co. Ltd. (Food Products)(b)	120
480,000	Geely Automobile Holdings Ltd. (Automobiles)(b)	1,091
62,000	Kingsoft Corp. Ltd. (Entertainment)(b)	242

Shares	Security Description	Value (000)
	Cayman Islands (continued)
7,000	Parade Technologies Ltd. (Semiconductors & Semiconductor Equipment)	$271
99,700	Shenzhou International Group Holdings Ltd. (Textiles, Apparel & Luxury Goods)(b)	1,208
		21,930
	Chile — 0.38%
18,870	Banco de Credito e Inversiones SA (Banks)	553
293,158	Empresas CMPC SA (Paper & Forest Products)	487
9,904,113	Enel Americas SA (Electric Utilities)	940
7,027,795	Enel Chile SA (Electric Utilities)	159
47,236	Falabella SA (Multiline Retail)	111
5,610	Sociedad Quimica y Minera de Chile SA (Chemicals)	468
		2,718
	China — 24.96%
333,965	360 Security Technology, Inc., Class - A (Software)	425
2,150,000	Agricultural Bank of China Ltd., H Shares (Banks)(a)	811
700,000	Air China Ltd. (Airlines)(a)	608
75,400	Air China Ltd. (Airlines)(a)	131
28,440	Alibaba Group Holding Ltd., ADR (Internet & Direct Marketing Retail)(a)	3,233
314,000	Aluminum Corp of China Ltd., H Shares (Metals & Mining)	119
419,700	Aluminum Corp. of China Ltd., Class A (Metals & Mining)(a)	298
5,814	Autohome, Inc., ADR (Interactive Media & Services)	229
29,197	Baidu, Inc., ADR (Interactive Media & Services)(a)	4,343
6,902,100	Bank of China Ltd., H Shares (Banks)(a)	2,753
1,399,000	Bank of Communications Co. Ltd., H Shares (Banks)	966
4,000	BeiGene Ltd., ADR (Biotechnology)(a)	647
281,350	Beijing Dabeinong Technology Group Co. Ltd., Class - A (Food Products)(a)	328
241,864	Beijing Shiji Information Technology Co. Ltd. (Software)	573
27,600	Beijing Tiantan Biological Products Corp. Ltd. (Biotechnology)(a)	100
9,449	Bilibili, Inc., ADR (Entertainment)(a)	242
122,000	Brilliance China Automotive Holdings Ltd. (Automobiles)(a)	114
93,653	BYD Co. Ltd. (Automobiles)	4,667
32,000	BYD Co. Ltd., H Shares (Automobiles)(b)	1,281
115,500	BYD Electronic International Co. Ltd. (Communications Equipment)	364

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	China (continued)
4,000	CanSino Biologics, Inc., Class - H (Pharmaceuticals)(a)	$41
9,036	CanSino Biologics, Inc., Class A (Pharmaceuticals)(a)	269
60,100	Chengxin Lithium Group Co. Ltd., Class - A (Paper & Forest Products)	542
432,000	China Cinda Asset Management Co. Ltd., H Shares (Capital Markets)(b)	68
134,900	China Communications Services Corp. Ltd., H Shares (Construction & Engineering)	59
545,000	China Conch Venture Holdings Ltd. (Machinery)	1,188
10,570,350	China Construction Bank Corp., H Shares (Banks)	7,100
1,641,000	China Everbright Bank Co. Ltd., H Shares (Banks)	531
38,000	China Evergrande Group (Real Estate Management & Development)(a)	8
110,000	China Feihe Ltd. (Food Products)	126
227,000	China Galaxy Securities Co. Ltd., Class A (Capital Markets)	328
174,000	China Galaxy Securities Co. Ltd., H Shares (Capital Markets)	100
50,800	China International Capital Corp. Ltd. (Capital Markets)	108
53,600	China International Capital Corp. Ltd., Class A (Capital Markets)	356
20,800	China International Travel Service Corp. Ltd. (Hotels, Restaurants & Leisure)(a)	724
1,115,000	China Life Insurance Co. Ltd., H Shares (Insurance)	1,941
108,200	China Literature Ltd. (Media)(a)(b)	523
217,000	China Longyuan Power Group Corp. Ltd., H Shares (Independent Power and Renewable Electricity Producers)	419
77,800	China Merchants Bank Co. Ltd. (Banks)	490
521,000	China Merchants Bank Co. Ltd., H Shares (Banks)	3,486
285,000	China Molybdenum Co. Ltd. (Metals & Mining)	159
102,000	China National Building Material Co. Ltd., H Shares (Construction Materials)(b)	109
80,850	China Northern Rare Earth Group High-Tech Co. Ltd. (Metals & Mining)	425
584,800	China Petroleum & Chemical Corp., Class A (Oil, Gas & Consumable Fuels)	356
1,643,400	China Petroleum & Chemical Corp., H Shares (Oil, Gas & Consumable Fuels)	739
748,000	China Resources Cement Holdings Ltd. (Construction Materials)(b)	502

Shares	Security Description	Value (000)
	China (continued)
941,761	China Resources Land Ltd. (Real Estate Management & Development)	$4,394
730,143	China Resources Power Holdings Co. Ltd. (Independent Power and Renewable Electricity Producers)	1,507
697,500	China Shenhua Energy Co. Ltd., H Shares (Oil, Gas & Consumable Fuels)	2,000
846,000	China Southern Airlines Co. Ltd., H Shares (Airlines)(a)	489
5,316,000	China Tower Corp. Ltd. (Diversified Telecommunication Services)	684
304,900	China Vanke Co. Ltd., H Shares (Real Estate Management & Development)(b)	766
12,400	Chongqing Brewery Co. Ltd. (Beverages)	272
37,100	Chongqing Zhifei Biological Products Co. Ltd. (Biotechnology)	615
199,680	CIFI Holdings Group Co. Ltd. (Real Estate Management & Development)	100
33,465	CITIC Securities Co. Ltd. (Capital Markets)	108
48,500	CITIC Securities Co. Ltd., H Shares (Capital Markets)	108
12,800	Contemporary Amperex Technology Co. Ltd., Class - A (Electrical Equipment)	1,021
482,430	COSCO SHIPPING Holdings Co. Ltd. (Marine)	1,002
124,800	COSCO SHIPPING Holdings Co. Ltd., H Shares (Marine)	174
786,000	Country Garden Holdings Co. (Real Estate Management & Development)(b)	487
130,678	Country Garden Services Holdings Co. Ltd., Series S (Real Estate Management & Development)	582
118,100	CSC Financial Co. Ltd. (Capital Markets)	510
121,600	DA An Gene Co., Ltd. of Sun Yat-Sen University, Class - A (Biotechnology)	312
4,307	Daqo New Energy Corp., ADR (Semiconductors & Semiconductor Equipment)(a)	307
73,400	Dongfang Electric Corp. Ltd. (Electrical Equipment)	180
168,825	East Money Information Co. Ltd. (Capital Markets)	641
117,200	ENN Energy Holdings Ltd. (Gas Utilities)	1,925
55,623	Eve Energy Co. Ltd. (Electrical Equipment)(a)	810
85,400	Fangda Carbon New Material Co. Ltd. (Electrical Equipment)(a)	97
450,300	Focus Media Information Technology Co. Ltd. (Media)	453
95,300	Foshan Haitian Flavouring & Food Co. Ltd. (Food Products)	1,286

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	China (continued)
6,300	Fu Jian Anjoy Foods Co., Ltd., Class - A (Food Products)	$158
25,400	Fujian Sunner Development Co. Ltd. (Food Products)	73
10,463	GDS Holdings Ltd., ADR (IT Services)(a)	349
110,000	Genscript Biotech Corp. (Life Sciences Tools & Services)(a)(b)	399
85,000	GF Securities Co. Ltd., Class - H (Capital Markets)	112
112,200	GF Securities Co. Ltd., Class A (Capital Markets)	313
2,400	Ginlong Technologies Co. Ltd., Class - A (Electrical Equipment)	76
276,500	Great Wall Motor Co. Ltd., H Shares (Automobiles)	569
157,000	Guanghui Energy Co. Ltd., Class - A (Oil, Gas & Consumable Fuels)	247
598,000	Guangzhou Automobile Group Co. Ltd., H Shares (Automobiles)	578
7,072	H World Group Ltd., ADR (Hotels, Restaurants & Leisure)	269
46,000	Haidilao International Holding Ltd. (Hotels, Restaurants & Leisure)(a)	107
211,800	Haier Smart Home Co. Ltd., Class - H (Household Durables)	784
86,800	Haier Smart Home Co. Ltd., Class A (Household Durables)	356
45,900	Haitong Securities Co. Ltd. (Capital Markets)	67
88,400	Haitong Securities Co. Ltd., H Shares (Capital Markets)	65
45,000	Hengli Petrochemical Co. Ltd. (Chemicals)	150
276,000	HengTen Networks Group, Ltd. (Internet & Direct Marketing Retail)(a)	101
25,900	Hithink RoyalFlush Information Network Co. Ltd. (Capital Markets)	372
137,000	Hua Hong Semiconductor Ltd. (Semiconductors & Semiconductor Equipment)(a)(b)	496
25,200	Huadong Medicine Co. Ltd. (Health Care Providers & Services)	170
59,000	Huatai Securities Co. Ltd., Class - H (Capital Markets)	88
143,300	Huatai Securities Co. Ltd., Class A (Capital Markets)	304
153,200	Iflytek Co. Ltd. (Software)	943
7,221,440	Industrial & Commercial Bank of China Ltd., H Shares (Banks)	4,290
222,200	Inner Mongolia BaoTou Steel Union Co. Ltd. (Metals & Mining)	78

Shares	Security Description	Value (000)
	China (continued)
79,000	Innovent Biologics, Inc. (Biotechnology)(a)(b)	$351
23,184	Inspur Electronic Information Industry Co. Ltd. (Technology Hardware, Storage & Peripherals)	92
13,860	Intco Medical Technology Co., Ltd., Class - A (Health Care Equipment & Supplies)	53
14,242	iQiyi, Inc., ADR (Entertainment)(a)	60
182,657	JD.com, Inc., Class - A (Internet & Direct Marketing Retail)	5,886
1,180,000	Jiangsu Expressway Co. Ltd., H Shares (Transportation Infrastructure)	1,188
131,931	Jiangsu Hengrui Medicine Co. Ltd. (Pharmaceuticals)	731
176,600	Jiangxi Zhengbang Technology Co. Ltd. (Food Products)(a)	160
98,300	Jinke Properties Group Co. Ltd. (Real Estate Management & Development)	42
2,600	Joinn Laboratories China Co. Ltd., Class - A (Life Sciences Tools & Services)	44
1,500	JOYY, Inc., ADR (Interactive Media & Services)	45
14,100	Juewei Food Co. Ltd. (Food Products)	122
28,762	KE Holdings, Inc., ADR (Real Estate Management & Development)(a)	516
122,500	Kingboard Holdings Ltd. (Electronic Equipment, Instruments & Components)	464
421,000	Kingdee International Software Group Co. Ltd. (Software)(a)	987
17,900	Kuaishou Technology (Media)(a)	199
5,900	Kweichow Moutai Co. Ltd. (Beverages)	1,803
46,500	Lens Technology Co. Ltd. (Electronic Equipment, Instruments & Components)	77
35,612	LI Auto, Inc., ADR (Automobiles)(a)	1,364
278,500	Li Ning Co. Ltd. (Textiles, Apparel & Luxury Goods)	2,580
131,819	Luxshare Precision Industry Co. Ltd. (Electronic Equipment, Instruments & Components)	665
218,160	Meinian Onehealth Healthcare Holdings Co. Ltd. (Health Care Providers & Services)(a)	182
336,700	Meituan Dianping (Internet & Direct Marketing Retail)(a)	8,334
59,000	Microport Scientific Corp. (Health Care Equipment & Supplies)(a)	171
7,280	Muyuan Foodstuff Co. Ltd. (Food Products)	60
136,600	National Silicon Industry Group Co. Ltd., Class - A (Semiconductors & Semiconductor Equipment)(a)	469
214,500	NetEase, Inc. (Entertainment)	3,940

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	China (continued)
171,200	New China Life Insurance Co. Ltd., H Shares (Insurance)(b)	$481
65,100	New China Life Insurance Co., Ltd., Class A (Insurance)	313
106,357	NIO, Inc., ADR (Automobiles)(a)	2,310
77,290	O-FILM Tech Co. Ltd. (Electronic Equipment, Instruments & Components)(a)	77
23,520	Ovctek China, Inc. (Health Care Equipment & Supplies)	201
111,600	Perfect World Co. Ltd., Class - A (Entertainment)	240
456,300	PetroChina Co. Ltd., Class A (Oil, Gas & Consumable Fuels)	361
904,000	PetroChina Co. Ltd., H Shares (Oil, Gas & Consumable Fuels)	431
27,000	Pharmaron Beijing Co. Ltd., Class - H (Life Sciences Tools & Services)	270
38,973	Pinduoduo, Inc., ADR (Internet & Direct Marketing Retail)(a)	2,409
1,272,517	Ping An Insurance Group Company of China Ltd. (Insurance)	8,653
345,600	Rongsheng Petro Chemical Co. Ltd., Class - A (Chemicals)	795
142,000	Seazen Group Ltd. (Real Estate Management & Development)(a)	70
120,299	Shandong Buchang Pharmaceuticals Co. Ltd., Class - A (Pharmaceuticals)	354
136,100	Shanghai Electric Group Co. Ltd. (Electrical Equipment)	84
9,000	Shanghai Junshi Biosciences Co. Ltd., Class - A (Biotechnology)(a)	101
921,300	Shanghai Pharmaceuticals Holding Co. Ltd., H Shares (Health Care Providers & Services)	1,526
4,200	Shanghai Putailai New Energy Technology Co. Ltd., Class - A (Chemicals)	53
43,600	Shanghai Zhangjiang High-Tech Park Development Co. (Real Estate Management & Development)	81
82,200	Shanxi Meijin Energy Co. Ltd. (Metals & Mining)	150
10,300	Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class - A (Beverages)	500
57,920	Shenzhen Kangtai Biological Products Co. Ltd. (Biotechnology)	391
26,100	Sichuan Kelun Pharmaceutical Co. Ltd. (Pharmaceuticals)	73
18,700	Sichuan New Energy Power Co. Ltd. (Trading Companies & Distributors)(a)	62

Shares	Security Description	Value (000)
	China (continued)
8,000	Silergy Corp. (Semiconductors & Semiconductor Equipment)	$644
54,000	Sinotruk Hong Kong Ltd. (Machinery)	76
169,000	Smoore International Holdings Ltd. (Tobacco)^	521
233,617	Songcheng Performance Development Co. Ltd., Class - A (Hotels, Restaurants & Leisure)	536
5,000	StarPower Semiconductor Ltd., Class - A (Semiconductors & Semiconductor Equipment)	288
170,427	Sunny Optical Technology Group Co. Ltd. (Electronic Equipment, Instruments & Components)	2,778
30,900	Suzhou Dongshan Precision Manufacturing Co. Ltd., Class - A (Electronic Equipment, Instruments & Components)	106
8,480	Suzhou Maxwell Technologies Co. Ltd., Class - A (Electrical Equipment)	622
45,497	TAL Education Group, ADR (Diversified Consumer Services)(a)	222
611,286	Tencent Holdings Ltd. (Interactive Media & Services)(b)	27,610
31,445	Tencent Music Entertainment Group, ADR (Entertainment)(a)	158
184,632	Toly Bread Co. Ltd. (Food Products)	457
89,000	Transfar Zhilian Co. Ltd. (Chemicals)	85
27,444	Trip.com Group Ltd., ADR (Internet & Direct Marketing Retail)(a)	753
30,940	Unisplendour Corp. Ltd., Class - A (Electronic Equipment, Instruments & Components)(a)	90
34,096	Vipshop Holdings Ltd., ADR (Internet & Direct Marketing Retail)(a)	337
81,675	Walvax Biotechnology Co Ltd., Class - A (Biotechnology)	590
8,500	Weibo Corp., ADR (Interactive Media & Services)(a)	197
50,500	Weichai Power Co. Ltd. (Machinery)	94
54,000	Weichai Power Co. Ltd. (Machinery)	86
44,260	Wens Foodstuffs Group Co. Ltd. (Food Products)	141
103,292	Wuhan Guide Infrared Co. Ltd. (Electronic Equipment, Instruments & Components)	199
16,700	Wuliangye Yibin Co. Ltd., Class - A (Beverages)	504
30,360	WUS Printed Circuit Kunshan Co. Ltd. (Electronic Equipment, Instruments & Components)	67

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	China (continued)
30,340	WuXi AppTec Co. Ltd., Class - H (Life Sciences Tools & Services)	$404
242,000	Wuxi Biologics Cayman, Inc. (Life Sciences Tools & Services)(a)(b)	2,214
1,159,000	Xiaomi Corp. (Technology Hardware, Storage & Peripherals)(a)(b)	2,015
51,700	Xinjiang Goldwind Science & Technology Co. Ltd. (Electrical Equipment)	114
468,481	Xinyi Solar Holdings Ltd. (Semiconductors & Semiconductor Equipment)	724
28,268	Xpeng, Inc., ADR (Automobiles)(a)	897
366,000	Yadea Group Holdings Ltd. (Automobiles)(b)	716
43,550	Yealink Network Technology Corp. Ltd. (Communications Equipment)	495
61,000	Yihai International Holdings (Food Products)	220
76,440	Yintai Gold Co. Ltd. (Metals & Mining)	111
124,076	Yonyou Network Technology Co. Ltd. (Software)	402
2,900	Youngy Co. Ltd., Class - A (Metals & Mining)(a)	67
27,030	Yunda Holding Co. Ltd. (Air Freight & Logistics)	69
10,800	Yunnan Energy New Material Co. Ltd., Class - A (Containers & Packaging)	404
4,926	Zai Lab Ltd., ADR (Biotechnology)(a)	171
23,900	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (Pharmaceuticals)(a)	1,274
51,400	Zhejiang Century Huatong Group Co. Ltd., Class - A (Entertainment)(a)	37
13,440	Zhejiang Dingli Machinery Co. Ltd. (Machinery)	102
1,094,000	Zhejiang Expressway Co. Ltd., H Shares (Transportation Infrastructure)(a)	1,009
2,982	Zhejiang HangKe Technology, Inc. Co., Class - A (Electrical Equipment)	31
61,300	Zhejiang Semir Garment Co. Ltd. (Textiles, Apparel & Luxury Goods)	54
8,200	Zhejiang Supor Co. Ltd. (Household Durables)	69
75,900	Zheshang Securities Co. Ltd. (Capital Markets)	129
29,200	ZhongAn Online P&C Insurance Co. Ltd. (Insurance)^(a)	95
15,300	Zhongji Innolight Co. Ltd. (Communications Equipment)	71
63,500	Zhongsheng Group Holdings Ltd. (Specialty Retail)	448
770,300	Zijin Mining Group Co. Ltd., Class - A (Metals & Mining)	1,074
218,000	Zijin Mining Group Co. Ltd., H Shares (Metals & Mining)	267

Shares	Security Description	Value (000)
	China (continued)
120,400	Zoomlion Heavy Industry Science & Technology Co. Ltd., H Shares (Machinery)	$64
325,100	Zoomlion Heavy Industry Science And Technology Co. Ltd, Class A (Machinery)	299
169,800	ZTE Corp. (Communications Equipment)	648
183,800	ZTE Corp., H Shares (Communications Equipment)	428
27,491	ZTO Express Cayman, Inc., ADR (Air Freight & Logistics)	755
		178,882
	Colombia — 0.15%
1,914,419	Ecopetrol SA (Oil, Gas & Consumable Fuels)	1,041
	Cyprus — 0.00%
7,712	TCS Group Holding PLC, GDR (Banks)(a)(c)	—
	Czech Republic — 0.10%
190,434	Moneta Money Bank AS (Banks)(b)	692
	Egypt — 0.05%
195,461	Commercial International Bank Egypt SAE (Banks)	388
	Greece — 0.29%
51,559	Alpha Services and Holdings SA (Banks)(a)(b)	45
116,923	Hellenic Telecommunication Organization SA (Diversified Telecommunication Services)	2,030
		2,075
	Hong Kong — 0.94%
3,310,000	Alibaba Pictures Group Ltd. (Entertainment)(a)	325
712,182	China Everbright Environment Group Ltd. (Commercial Services & Supplies)	420
1,546,000	China Jinmao Holdings Group Ltd. (Real Estate Management & Development)	416
432,500	China Overseas Land & Investment Ltd. (Real Estate Management & Development)	1,366
36,000	China Resources Beer Holdings Co. Ltd. (Beverages)	268
112,000	China State Construction International Holdings Ltd. (Construction & Engineering)	124
79,400	China Taiping Insurance Holdings Co. Ltd. (Insurance)(b)	98
288,000	CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)(b)	286
1,172,000	Far East Horizon Ltd. (Diversified Financial Services)	982
67,000	Fosun International Ltd. (Industrial Conglomerates)	62
179,000	Hengan International Group Co. Ltd. (Personal Products)	840

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Hong Kong (continued)
25,200	Hutchison China Meditech Ltd., ADR (Pharmaceuticals)(a)	$319
332,000	Kingboard Laminates Holdings Ltd. (Electronic Equipment, Instruments & Components)(b)	410
124,000	Lenovo Group Ltd. (Technology Hardware, Storage & Peripherals)	116
735,000	Sino Biopharmaceutiical Ltd. (Pharmaceuticals)(b)	466
209,600	Yuexiu Property Co. Ltd. (Real Estate Management & Development)	269
		6,767
	Hungary — 0.32%
62,779	MOL Hungarian Oil & Gas PLC (Oil, Gas & Consumable Fuels)	485
36,300	OTP Bank Nyrt PLC (Banks)	809
54,565	Richter Gedeon Nyrt (Pharmaceuticals)	985
		2,279
	India — 10.64%
54,236	Adani Green Energy, Ltd. (Independent Power and Renewable Electricity Producers)(a)	1,325
203,324	Adani Ports & Special Economic Zone Ltd. (Transportation Infrastructure)	1,730
37,899	Adani Total Gas Ltd. (Gas Utilities)	1,148
33,041	Adani Transmission Ltd. (Electric Utilities)(a)	1,035
319,100	Ambuja Cements Ltd. (Construction Materials)	1,467
8,752	Apollo Hospitals Enterprise (Health Care Providers & Services)(b)	408
11,498	Asian Paints Ltd. (Chemicals)	392
34,614	Aurobindo Pharma Ltd. (Pharmaceuticals)(b)	225
56,857	Avenue Supermarts Ltd. (Food & Staples Retailing)(a)(b)	2,452
348,104	Axis Bank Ltd. (Banks)(a)(b)	2,807
17,379	Bajaj Auto Ltd. (Automobiles)	816
37,286	Bajaj Finance Ltd. (Consumer Finance)(b)	2,550
7,701	Bajaj Finserv Ltd. (Insurance)	1,066
216,368	Bharat Petroleum Corp. Ltd. (Oil, Gas & Consumable Fuels)(b)	845
12,160	Biocon Ltd. (Biotechnology)	47
8,842,285	Chennai Super Kings Cricket Ltd. (Entertainment)(a)(c)	—
722,710	Coal India Ltd. (Oil, Gas & Consumable Fuels)	1,699
73,059	Dr. Reddy’s Laboratories Ltd., ADR (Pharmaceuticals)	4,047
12,020	Eicher Motors Ltd. (Automobiles)(b)	425
318,734	GAIL India Ltd. (Gas Utilities)	546
161,026	HCL Technologies Ltd. (IT Services)	1,985

Shares	Security Description	Value (000)
	India (continued)
46,133	Hindustan Unilever Ltd. (Household Products)(b)	$1,303
209,234	Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)(b)	5,752
665,177	ICICI Bank Ltd. (Banks)(b)	5,957
277,936	Infosys Ltd. (IT Services)	5,145
17,988	InterGlobe Aviation Ltd. (Airlines)(a)(b)	366
611,134	ITC Ltd. (Tobacco)(b)	2,117
19,610	Kotak Mahindra Bank Ltd. (Banks)(b)	413
543,033	NTPC Ltd. (Independent Power and Renewable Electricity Producers)(b)	983
231,740	Oil & Natural Gas Corp. Ltd. (Oil, Gas & Consumable Fuels)(b)	445
31,703	Pidilite Industries Ltd. (Chemicals)	839
271,566	Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)(a)	8,927
30,301	SBI Life Insurance Co. Ltd. (Insurance)	415
5,875	Shree Cement Ltd. (Construction Materials)(b)	1,414
305,548	State Bank of India (Banks)(b)	1,803
81,597	Tata Consultancy Services Ltd. (IT Services)(b)	3,376
111,086	Tata Motors Ltd. (Automobiles)(a)	579
186,711	Tata Steel Ltd. (Metals & Mining)	2,050
32,627	Titan Co. Ltd. (Textiles, Apparel & Luxury Goods)	802
4,235	Trent Ltd. (Multiline Retail)	58
22,694	Ultra Tech Cement Ltd. (Construction Materials)	1,611
222,144	United Spirits Ltd. (Beverages)(a)	2,137
225,053	Vedanta Ltd. (Metals & Mining)	636
363,041	Wipro Ltd. (IT Services)(b)	1,913
1,074,947	Yes Bank, Ltd. (Banks)(a)(b)	172
		76,228
	Indonesia — 1.85%
360,200	Aneka Tambang Tbk (Metals & Mining)	44
2,110,400	PT Astra International Tbk (Automobiles)	939
7,534,785	PT Bank Central Asia Tbk (Banks)	3,666
5,393,700	PT Bank Rakyat Indonesia Persero Tbk (Banks)	1,503
830,300	PT Barito Pacific Tbk (Chemicals)	42
1,875,600	PT Charoen Pokphand Indonesia Tbk (Food Products)	756
345,000	PT Indah Kiat Pulp & Paper Tbk (Paper & Forest Products)	176
2,093,700	PT Indofood Sukses Makmur Tbk (Food Products)	991
20,553,735	PT Kalbe Farma Tbk (Pharmaceuticals)	2,291
237,400	PT Merdeka Copper Gold Tbk (Metals & Mining)(a)(b)	64
621,400	PT Semen Indonesia Persero Tbk (Construction Materials)	297

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Indonesia (continued)
7,476,650	PT Telkom Indonesia Persero Tbk (Diversified Telecommunication Services)(b)	$2,008
251,300	PT United Tractors Tbk (Oil, Gas & Consumable Fuels)	479
		13,256
	Kuwait — 0.28%
363,537	Boubyan Bank KSCP (Banks)	917
392,282	Kuwait Finance House KSCP (Banks)	1,114
		2,031
	Malaysia — 1.83%
241,900	AMMB Holdings Berhad (Banks)	205
1,488,900	Dialog Group Berhad (Energy Equipment & Services)	720
60,200	DiGi.Com Berhad (Wireless Telecommunication Services)	48
281,400	Hartalega Holdings Berhad (Health Care Equipment & Supplies)	195
1,093,800	IHH Healthcare Berhad (Health Care Providers & Services)	1,601
1,283,100	IOI Corp. Berhad (Food Products)	1,118
378,796	Malayan Banking Berhad (Banks)	739
1,764,700	Malaysia Airports Holdings Berhad (Transportation Infrastructure)(a)	2,643
581,500	Maxis Berhad (Wireless Telecommunication Services)(b)	436
15,300	Petronas Gas Berhad (Gas Utilities)	57
1,200,200	Press Metal Aluminum Holdings (Metals & Mining)(b)	1,297
1,142,400	Public Bank Berhad (Banks)	1,133
1,262,600	QL Resources Berhad (Food Products)	1,490
558,900	Sime Darby Berhad (Industrial Conglomerates)	270
1,028,100	Sime Darby Plantation Berhad (Food Products)	1,010
685,700	Top Glove Corp. Berhad (Health Care Equipment & Supplies)	162
		13,124
	Mexico — 2.18%
3,159,500	America Movil SAB de CV (Wireless Telecommunication Services)	3,229
1,050,300	Cemex SAB de CV (Construction Materials)(a)	409
138,800	Coca-Cola Femsa SAB de CV (Beverages)	769
156,300	Fibra Uno Amdinistracion SA (Equity Real Estate Investment Trusts)(b)	156
47,504	Fomento Economico Mexicano SAB de CV, ADR (Beverages)	3,205
57,155	Grupo Aeroportuario del Sureste SAB de CV, Class - B (Transportation Infrastructure)	1,124

Shares	Security Description	Value (000)
	Mexico (continued)
363,500	Grupo Bimbo SAB de CV, Series A (Food Products)	$1,182
195,000	Grupo Financiero Banorte SAB de CV (Banks)	1,088
544,645	Grupo Mexico SAB de CV, Series B (Metals & Mining)	2,256
255,700	Grupo Televisa SAB de CV (Media)	420
576,600	Kimberly-Clark de Mexico SAB de CV, A Shares (Household Products)	781
439,825	Orbia Advance Corp SAB de CV (Chemicals)	1,030
		15,649
	Peru — 0.33%
109,508	Compania de Minas Buenaventura SA, ADR (Metals & Mining)	723
13,465	Credicorp Ltd. (Banks)	1,614
		2,337
	Philippines — 0.81%
1,181,140	Aboitiz Equity Ventures, Inc. (Industrial Conglomerates)(b)	1,022
1,797,673	Metropolitan Bank & Trust Co. (Banks)	1,563
17,765	PLDT, Inc. (Wireless Telecommunication Services)	543
187,693	SM Investments Corp. (Industrial Conglomerates)	2,670
		5,798
	Poland — 0.29%
97,123	Bank Pekao SA (Banks)(b)	1,769
3,287	CD Projekt SA (Entertainment)	70
3,670	KGHM Polska Miedz SA (Metals & Mining)(a)	97
4,503	Powszechny Zaklad Ubezpieczen SA (Insurance)(b)	30
85,078	Telekomunikacja Polska SA (Diversified Telecommunication Services)	119
		2,085
	Qatar — 0.31%
125,342	Mesaieed Petrochemical Holding Co. (Chemicals)	86
66,824	Qatar Islamic Bank SAQ (Banks)	408
153,868	Qatar National Bank (Banks)	844
459,841	The Commercial Bank of Qatar QSC (Banks)	865
		2,203
	Russia — 0.00%
877,850	Gazprom PJSC (Oil, Gas & Consumable Fuels)(c)	—
280,855	Gazprom PJSC, ADR (Oil, Gas & Consumable Fuels)(c)	—
27,710	LUKOIL (Oil, Gas & Consumable Fuels)(c)	—
5,276	LUKOIL PJSC (Oil, Gas & Consumable Fuels)(c)	—

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Russia (continued)
23,471	LUKOIL PJSC, ADR (Oil, Gas & Consumable Fuels)(c)	$—
8,073	Novatek OAO, Registered Shares, GDR (Oil, Gas & Consumable Fuels)(c)	—
2,132	Novatek PJSC, GDR (Oil, Gas & Consumable Fuels)(c)	—
38,369	Polymetal International PLC (Metals & Mining)(c)	—
3,734	Polyus PJSC (Metals & Mining)(c)	—
89,489	Sberbank of Russia PJSC, ADR (Banks)(a)(c)	—
113,164	Severstal, Registered Shares, GDR (Metals & Mining)(c)	—
125,880	Tatneft PJSC, Class - S (Oil, Gas & Consumable Fuels)(c)	—
766,486	The Moscow Exchange (Capital Markets)(a)(c)	—
814,600,000	VTB Bank PJSC (Banks)(c)	—
31,318	Yandex NV, Class A (Interactive Media & Services)(a)(c)	—
		—
	Saudi Arabia — 3.44%
188,707	Al Rajhi Bank (Banks)	4,150
4,497	Almarai Co. JSC (Food Products)	63
77,181	Banque Saudi Fransi (Banks)	975
16,955	Bupa Arabia For Cooperative Insurance Co. (Insurance)	720
382,830	Dar Al Arkan Real Estate Development Co. (Real Estate Management & Development)(a)	1,098
1,354	Dr. Sulaiman Al Habib Medical Services Group Co. (Health Care Providers & Services)	70
38,940	Elm Co. (IT Services)	2,647
224,771	Emaar Economic City (Real Estate Management & Development)(a)	592
17,324	Mobile Telecommunications Co. (Wireless Telecommunication Services)(a)	52
105,859	National Commercial Bank (Banks)	1,859
172,781	Riyad Bank (Banks)	1,478
59,797	SABIC Agri-Nutrients Co. (Chemicals)	2,196
46,591	Sahara International Petrochemical Co. (Chemicals)	623
196,682	Saudi Arabian Mining Co. (Metals & Mining)(a)	2,613
62,760	Saudi Basic Industries Corp. (Chemicals)	1,700
72,167	Saudi Industrial Investment Group (Chemicals)	548
127,544	Saudi Kayan Petrochemical Co. (Chemicals)(a)	536
6,543	Saudi Tadawul Group Holding Co. (Capital Markets)	330
48,506	Saudi Telecom Co. (Diversified Telecommunication Services)(b)	1,255

Shares	Security Description	Value (000)
	Saudi Arabia (continued)
71,146	The Saudi British Bank (Banks)(b)	$772
37,378	The Savola Group (Food Products)	335
		24,612
	South Africa — 2.91%
8,100	Absa Group Ltd. (Banks)	77
7,411	Anglo American Platinum Ltd. (Metals & Mining)	649
59,086	AngloGold Ashanti Ltd. (Metals & Mining)	890
11,124	Aspen Pharmacare Holdings Ltd. (Pharmaceuticals)	95
61,875	Bid Corp. Ltd. (Food & Staples Retailing)	1,167
31,869	Bidvest Group Ltd. (Industrial Conglomerates)	411
6,145	Capitec Bank Holdings Ltd. (Banks)	749
229,901	Discovery Ltd. (Insurance)(a)(b)	1,811
583,993	FirstRand Ltd. (Diversified Financial Services)	2,240
57,103	Gold Fields Ltd. (Metals & Mining)(b)	537
399,656	Growthpoint Properties Ltd. (Equity Real Estate Investment Trusts)(b)	304
48,655	Impala Platinum Holdings Ltd. (Metals & Mining)	542
32,304	Mr. Price Group Ltd. (Specialty Retail)	352
270,984	MTN Group Ltd. (Wireless Telecommunication Services)	2,200
79,012	MultiChoice Group Ltd. (Media)	563
23,161	Naspers Ltd. (Media)	3,373
6,453	Nedbank Group Ltd. (Banks)(b)	82
144,156	Old Mutual Ltd. (Insurance)	98
15,002	Remgro Ltd. (Diversified Financial Services)	120
34,236	Sanlam Ltd. (Insurance)(b)	111
54,300	Sasol Ltd. (Chemicals)(a)	1,241
9,822	Shoprite Holdings Ltd. (Food & Staples Retailing)	120
455,387	Sibanye Stillwater Ltd. (Metals & Mining)	1,139
198,044	Standard Bank Group Ltd. (Banks)	1,890
22,743	Woolworths Holdings Ltd. (Multiline Retail)(b)	76
		20,837
	South Korea — 9.04%
4,208	AmorePacific Corp. (Personal Products)	421
7,301	Celltrion Healthcare Co. Ltd. (Health Care Providers & Services)(b)	386
12,579	Celltrion, Inc. (Biotechnology)(b)	1,730
2,884	CJ Cheiljedang Corp. (Food Products)	842
10,846	DB Insurance Co. Ltd. (Insurance)(b)	512
10,961	E-Mart Co. Ltd. (Food & Staples Retailing)	891
1,990	GS Holdings Corp. (Oil, Gas & Consumable Fuels)	64
25,499	Hana Financial Group, Inc. (Banks)	773
2,925	Hankook Tire & Technology Co. Ltd. (Auto Components)	74

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	South Korea (continued)
25,998	Hanon Systems (Auto Components)	$201
8,426	HLB, Inc. (Leisure Products)(a)	230
16,423	HMM Co. Ltd. (Marine)	311
5,698	Hotel Shilla Co. Ltd. (Specialty Retail)	313
23,284	Hyundai Engineering & Construction Co. Ltd. (Construction & Engineering)	742
8,869	Hyundai Mobis Co. Ltd. (Auto Components)	1,360
12,780	Hyundai Motor Co. Ltd. (Automobiles)	1,777
11,325	Industrial Bank of Korea (Banks)	84
17,719	Kakao Corp. (Interactive Media & Services)	954
16,639	KakaoBank Corp. (Banks)(a)	388
61,371	Kangwon Land, Inc. (Hotels, Restaurants & Leisure)(a)	1,201
37,692	KB Financial Group, Inc. (Banks)(b)	1,398
34,438	Kia Motors Corp. (Automobiles)	2,051
77,662	Korea Electric Power Corp. (Electric Utilities)(a)	1,349
9,376	Korea Shipbuilding & Offshore Engineering Co. Ltd. (Machinery)(a)	678
5,017	Krafton, Inc. (Entertainment)(a)	846
35,580	KT&G Corp. (Tobacco)(b)	2,253
7,095	Kumho Petrochemical Co. Ltd. (Chemicals)	760
4,203	LG Chem Ltd. (Chemicals)	1,671
35,797	LG Display Co. Ltd. (Electronic Equipment, Instruments & Components)	401
500	LG Energy Solution (Electrical Equipment)(a)	143
1,179	LG H&H Co. Ltd. (Personal Products)	618
963	LG Household & Health Care Ltd. (Personal Products)	242
2,237	LG Innotek Co. Ltd. (Electronic Equipment, Instruments & Components)	590
65,000	Mirae Asset Daewoo Co. Ltd. (Capital Markets)	331
11,210	Naver Corp. (Interactive Media & Services)	2,073
138,644	Pan Ocean Co. Ltd. (Marine)	634
7,647	Pearl Abyss Corp. (Entertainment)(a)	301
9,435	POSCO Chemical Co. Ltd. (Construction Materials)	778
8,136	POSCO Holdings, Inc. (Metals & Mining)	1,445
2,836	Samsung Biologics Co. Ltd. (Life Sciences Tools & Services)(a)	1,726
9,149	Samsung Electro-Mechanics Co. Ltd. (Electronic Equipment, Instruments & Components)	920
396,834	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	17,424
54,624	Samsung Engineering Co. Ltd. (Construction & Engineering)(a)(b)	907

Shares	Security Description	Value (000)
	South Korea (continued)
7,638	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	$1,183
4,007	Samsung SDI Co. Ltd. (Electronic Equipment, Instruments & Components)	1,642
2,942	Seegene, Inc. (Biotechnology)	82
60,008	Shinhan Financial Group Co. Ltd. (Banks)	1,713
728	SK Chemicals Co., Ltd. (Chemicals)	52
45,837	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	3,213
433	SK IE Technology Co. Ltd. (Chemicals)(a)(b)	33
8,885	SK Innovation Co. Ltd. (Oil, Gas & Consumable Fuels)	1,314
15,950	SK Square Co. Ltd. (Semiconductors & Semiconductor Equipment)(a)	480
11,214	SK Telecom Co. Ltd. (Wireless Telecommunication Services)	449
7,649	SK Telecom Co. Ltd., ADR (Wireless Telecommunication Services)	171
22,426	Woongjin Coway Co. Ltd. (Household Durables)	1,104
57,981	Woori Financial Group, Inc. (Banks)	540
		64,769
	Taiwan — 11.55%
55,904	Airtac International Group (Machinery)(a)	1,863
495,672	ASE Technology Holding Co. Ltd., Class - H (Semiconductors & Semiconductor Equipment)	1,274
745,971	Asia Cement Corp. (Construction Materials)	1,099
116,000	Asustek Computer, Inc. (Technology Hardware, Storage & Peripherals)	1,211
110,000	Catcher Technology Co. Ltd. (Technology Hardware, Storage & Peripherals)	612
1,077,000	Cheng Shin Rubber Industry Co. Ltd. (Auto Components)	1,282
4,428,000	China Development Financial Holding Corp. (Banks)	2,189
280,000	Chunghwa Telecom Co. Ltd. (Diversified Telecommunication Services)	1,149
1,248,000	Compal Electronics, Inc. (Technology Hardware, Storage & Peripherals)	955
63,000	Eclat Textile Co. Ltd. (Textiles, Apparel & Luxury Goods)	880
12,000	eMemory Technology, Inc. (Semiconductors & Semiconductor Equipment)	418
235,000	Evergreen Marine Corp. Ltd. (Marine)	669
649,000	Far EasTone Telecommunications Co. Ltd. (Wireless Telecommunication Services)	1,825

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Taiwan (continued)
712,707	Fubon Financial Holding Co. Ltd. (Diversified Financial Services)	$1,433
55,000	Globalwafers Co. Ltd. (Semiconductors & Semiconductor Equipment)	838
946,000	Hon Hai Precision Industry Co. Ltd. (Electronic Equipment, Instruments & Components)	3,468
1,090,000	Innolux Corp. (Electronic Equipment, Instruments & Components)	444
1,142,000	Inventec Corp. (Technology Hardware, Storage & Peripherals)	966
15,000	Largan Precision Co. Ltd. (Electronic Equipment, Instruments & Components)	870
720,554	Lite-On Technology Corp. (Technology Hardware, Storage & Peripherals)	1,403
106,962	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	2,342
2,707,477	Mega Financial Holding Co. Ltd. (Banks)	3,215
28,000	Nan Ya Printed Circuit Board Corp. (Electronic Equipment, Instruments & Components)	245
230,000	Nanya Technology Corp. (Semiconductors & Semiconductor Equipment)(b)	382
78,000	Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	792
680,000	Pegatron Corp. (Technology Hardware, Storage & Peripherals)	1,304
495,620	Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	492
425,000	Quanta Computer, Inc. (Technology Hardware, Storage & Peripherals)	1,141
575,488	Ruentex Development Co. Ltd. (Real Estate Management & Development)	1,421
825,900	Synnex Technology International Corp. (Electronic Equipment, Instruments & Components)	1,478
1,144,721	Taiwan Cement Corp. (Construction Materials)	1,521
276,000	Taiwan Mobile Co. Ltd. (Wireless Telecommunication Services)	1,003
2,169,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	34,725
438,243	The Shanghai Commercial & Savings Bank Ltd. (Banks)	783
67,000	Unimicron Technology Corp. (Electronic Equipment, Instruments & Components)	357

Shares	Security Description	Value (000)
	Taiwan (continued)
801,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	$1,055
81,000	Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	524
661,000	Winbond Electronics Corp. (Semiconductors & Semiconductor Equipment)	482
714,400	WPG Holdings Ltd. (Electronic Equipment, Instruments & Components)	1,324
55,000	Yageo Corp. (Electronic Equipment, Instruments & Components)	570
241,000	Yang Ming Marine Transport Corp. (Marine)	667
3,179,480	Yuanta Financial Holding Co. Ltd. (Capital Markets)	2,107
		82,778
	Thailand — 1.82%
264,700	Advanced Info Service Public Co. Ltd., Class - F (Wireless Telecommunication Services)	1,456
379,300	Airports of Thailand PCL (Transportation Infrastructure)(a)	762
691,100	Berli Jucker PCL (Food & Staples Retailing)	635
728,100	BTS Group Holdings PCL (Road & Rail)	176
171,633	Central Retail Corp.-Local (Multiline Retail)	170
45,500	Delta Electronics Thailand PCL - NVDR (Electronic Equipment, Instruments & Components)	429
174,000	Delta Electronics, Inc. (Electronic Equipment, Instruments & Components)	1,296
688,700	Energy Absolute PCL (Independent Power and Renewable Electricity Producers)	1,589
1,418,800	Gulf Energy Development PCL (Independent Power and Renewable Electricity Producers)	1,867
89,800	Indorama Ventures PCL - NVDR (Chemicals)	119
1,724,700	Krung Thai Bank Public Co. Ltd., Registered Shares (Banks)	756
682,900	Minor International PCL (Hotels, Restaurants & Leisure)(a)	657
93,800	Muangthai Capital PCL (Consumer Finance)	113
429,142	PTT Chemical Public Co. Ltd. (Chemicals)	552
272,575	PTT Exploration & Production Public Co. Ltd. (Oil, Gas & Consumable Fuels)	1,230
361,600	SCB X PCL (Banks)(a)	1,064
98,100	Thai Oil Public Co. Ltd. (Oil, Gas & Consumable Fuels)	143
		13,014

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Turkey — 0.24%
435,775	Aselsan Elektronik Sanayi Ve Ticaret AS (Aerospace & Defense)	$598
39,242	BIM Birlesik Magazalar A/S (Food & Staples Retailing)	190
266,822	Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	434
1	Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S, Class - D (Metals & Mining)	—
482,245	Turkcell Iletisim Hizmetleri A/S (Wireless Telecommunication Services)	468
		1,690
	United Arab Emirates — 0.68%
421,761	Abu Dhabi Commercial Bank PJSC (Banks)	1,017
775,182	Dubai Islamic Bank PJSC (Banks)	1,216
517,479	First Abu Dhabi Bank PJSC (Banks)	2,646
		4,879
	United States — 0.68%
21,795	Southern Copper Corp. (Metals & Mining)	1,086
78,444	Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	3,804
		4,890
	Total Common Stocks	591,979
	Preferred Stocks — 1.25%
	Brazil — 0.62%
675,688	Banco Bradesco SA — Preferred (Banks)(b)	2,222
444,892	Cia Energetica de Minas Gerais — Preferred (Electric Utilities)	882
24,400	Gerdau SA — Preferred (Metals & Mining)	104
227,800	Petroleo Brasileiro SA — Preferred (Oil, Gas & Consumable Fuels)	1,216
		4,424

Shares	Security Description	Value (000)
	Chile — 0.10%
8,573	Sociedad Quimica y Minera de Chile SA — Preferred, B Shares (Chemicals)	$715
	South Korea — 0.53%
11,127	Hyundai Motor Co. — Preferred (Automobiles)	751
6,687	Hyundai Motor Co. — Preferred (Automobiles)	448
1,665	LG Chem Ltd. — Preferred (Chemicals)	308
57,211	Samsung Electronics Co. Ltd. — Preferred (Technology Hardware, Storage & Peripherals)	2,292
		3,799
	Total Preferred Stocks	8,938
	Investment Companies — 5.57%
98,865	Federated Hermes Treasury Obligations Fund, Institutional Shares, 1.37%^^(d)	99
39,809,110	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.40%(d)	39,809
	Total Investment Companies	39,908
	Purchased Options on Futures — 0.08%
	Total Purchased Options on Futures	595
	Total Investments (cost $619,213) — 89.53%	641,420
	Other assets in excess of liabilities — 10.47%	74,979
	Net Assets — 100.00%	$716,399

Amounts designated as “-” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2022.

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2022.

(a)	Represents non-income producing security.

(b)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(c)	Security was valued using significant unobservable inputs as of June 30, 2022.

(d)	Annualized 7-day yield as of period-end.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depository Receipt

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2022.

The Emerging Markets Portfolio	Mellon Investments Corporation	Parametric Portfolio Associates, LLC	XY Investments (HK) Limited	Total
Common Stocks	82.63%	—	—	82.63%
Preferred Stocks	1.25%	—	—	1.25%
Investment Companies	1.12%	4.45%	—	5.57%
Purchased Options on Futures	—	0.08%	—	0.08%
Other Assets (Liabilities)	0.43%	1.40%	8.64%	10.47%
Total Net Assets	85.43%	5.93%	8.64%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

The following tables reflect the open derivative positions held by the Portfolio as of June 30, 2022.

Futures Contracts Purchased*

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
MSCI Emerging Markets Index Future	1,080	9/16/22	$54,146	$(458)
			$54,146	$(458)

Futures Contracts Sold*

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini S&P 500 Future	14	9/16/22	$2,653	$463
			$2,653	$463
	Total Unrealized Appreciation			$463
	Total Unrealized Depreciation			(458)
	Total Net Unrealized Appreciation/(Depreciation)			$5

*	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Options on Futures Contracts

Exchange-traded options on futures contacts written as of June 30, 2022 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	4	$784	$3,920.00	7/15/22	$(31)
E-Mini S&P 500 Future Option	Put	8	1,564	3,910.00	7/15/22	(60)
E-Mini S&P 500 Future Option	Put	8	1,556	3,890.00	7/15/22	(54)
E-Mini S&P 500 Future Option	Put	8	1,540	3,850.00	7/15/22	(44)
E-Mini S&P 500 Future Option	Put	4	772	3,860.00	7/29/22	(29)
E-Mini S&P 500 Future Option	Put	8	1,540	3,850.00	7/29/22	(57)
E-Mini S&P 500 Future Option	Put	8	1,536	3,840.00	7/29/22	(54)
E-Mini S&P 500 Future Option	Put	4	640	3,200.00	8/19/22	(4)
E-Mini S&P 500 Future Option	Put	8	1,420	3,550.00	8/19/22	(27)
E-Mini S&P 500 Future Option	Put	2	385	3,850.00	8/19/22	(17)
E-Mini S&P 500 Future Option	Put	9	1,710	3,800.00	8/19/22	(66)
E-Mini S&P 500 Future Option	Put	8	1,400	3,500.00	8/19/22	(22)
E-Mini S&P 500 Future Option	Put	8	1,388	3,470.00	8/19/22	(20)
E-Mini S&P 500 Future Option	Put	4	670	3,350.00	8/19/22	(7)
E-Mini S&P 500 Future Option	Put	8	1,544	3,860.00	8/19/22	(70)
E-Mini S&P 500 Future Option	Put	8	1,392	3,480.00	8/31/22	(26)
E-Mini S&P 500 Future Option	Put	8	1,440	3,600.00	8/31/22	(38)
E-Mini S&P 500 Future Option	Put	8	1,400	3,500.00	8/31/22	(28)
E-Mini S&P 500 Future Option	Put	8	1,340	3,350.00	8/31/22	(17)
E-Mini S&P 500 Future Option	Put	8	1,360	3,400.00	8/31/22	(20)
E-Mini S&P 500 Future Option	Put	16	2,728	3,410.00	8/31/22	(42)
E-Mini S&P 500 Future Option	Put	8	1,396	3,490.00	8/31/22	(27)
						$(760)

Exchanged-traded options on futures contacts purchased as of June 30, 2022 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Call	3	$585	$3,900.00	7/8/22	$2
E-Mini S&P 500 Future Option	Call	3	581	3,875.00	7/8/22	3
E-Mini S&P 500 Future Option	Call	3	593	3,950.00	7/15/22	3
E-Mini S&P 500 Future Option	Put	3	559	3,725.00	7/8/22	5
E-Mini S&P 500 Future Option	Put	3	555	3,700.00	7/8/22	4
E-Mini S&P 500 Future Option	Put	4	740	3,700.00	7/15/22	10
E-Mini S&P 500 Future Option	Put	5	955	3,820.00	7/15/22	24
E-Mini S&P 500 Future Option	Put	8	1,440	3,600.00	7/15/22	10
E-Mini S&P 500 Future Option	Put	15	2,681	3,575.00	7/15/22	16
E-Mini S&P 500 Future Option	Put	4	840	4,200.00	7/15/22	81
E-Mini S&P 500 Future Option	Put	4	810	4,050.00	7/15/22	53
E-Mini S&P 500 Future Option	Put	4	820	4,100.00	7/15/22	63
E-Mini S&P 500 Future Option	Put	6	1,065	3,550.00	7/29/22	12
E-Mini S&P 500 Future Option	Put	4	810	4,050.00	7/29/22	56
E-Mini S&P 500 Future Option	Put	4	820	4,100.00	7/29/22	64
E-Mini S&P 500 Future Option	Put	16	2,864	3,580.00	7/29/22	37
E-Mini S&P 500 Future Option	Put	8	1,424	3,560.00	7/29/22	17
E-Mini S&P 500 Future Option	Put	4	830	4,150.00	8/19/22	76
E-Mini S&P 500 Future Option	Put	4	740	3,700.00	8/19/22	22
E-Mini S&P 500 Future Option	Put	4	770	3,850.00	8/31/22	37
						$595

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.22%	37 Interactive Entertainment Network Technology Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$165	$(5)	$—	$(5)
Receive	0.22%	ADAMA Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	86	13	—	13
Receive	0.22%	Advanced Micro-Fabrication Equipment, Inc. A-shares	Morgan Stanley	2/5/24	At Maturity	24	—	—	—
Receive	0.22%	AECC Aero-Engine Control Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	85	5	—	5
Receive	0.22%	Agricultural Bank of China Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	101	1	—	1
Receive	0.22%	Aier Eye Hospital Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	25	8	—	8
Receive	0.22%	AIMA Technology Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	90	15	—	15
Receive	0.22%	Air China Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	22	4	—	4
Receive	0.22%	Amlogic Shanghai Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	300	(7)	—	(7)
Receive	0.22%	An Hui Wenergy Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	25	—	—	—
Receive	0.22%	Angel Yeast Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	5	1	—	1
Receive	0.22%	Anhui Guangxin Agrochemical Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	220	—	—	—
Receive	0.22%	Anhui Gujing Distillery Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	4	—	—	—
Receive	0.22%	Anhui Huilong Agricultural Means of Production Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	311	26	—	26
Receive	0.22%	Anhui Jinhe Industrial Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	61	8	—	8
Receive	0.22%	Anhui Transport Consulting & Design Institute Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	8	1	—	1
Receive	0.22%	Anhui Yingjia Distillery Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	119	8	—	8
Receive	0.22%	Anhui Zhongding Sealing Parts Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	1	—	1
Receive	0.22%	Anji Microelectronics Technology Shanghai Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	10	—	—	—
Receive	0.22%	Anker Innovations Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.22%	Aoshikang Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	172	7	—	7
Receive	0.22%	Asia - Potash International Investment Guangzhou Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	4	—	—	—
Receive	0.22%	Asymchem Laboratories Tianjin Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	20	1	—	1

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.22%	Avary Holding Shenzhen Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$32	$3	$—	$3
Receive	0.22%	AVIC Electromechanical Systems Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	6	—	—	—
Receive	0.22%	Bafang Electric Suzhou Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	159	—	—	—
Receive	0.22%	Bank of Changsha Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	16	—	—	—
Receive	0.22%	Bank of Chengdu Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	380	13	—	13
Receive	0.22%	Bank of Chongqing Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	9	—	—	—
Receive	0.22%	Bank of Hangzhou Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	423	17	—	17
Receive	0.22%	Bank of Jiangsu Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	1,115	31	—	31
Receive	0.22%	Bank of Nanjing Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	198	(9)	—	(9)
Receive	0.22%	Bank of Ningbo Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	117	7	—	7
Receive	0.22%	Bank of Zhengzhou Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.22%	Bear Electric Appliance Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	1	—	1
Receive	0.22%	Beijing Bei Mo Gao Ke Friction Material Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	118	2	—	2
Receive	0.22%	Beijing Compass Technology Development Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	161	60	—	60
Receive	0.22%	Beijing Easpring Material Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	130	35	—	35
Receive	0.22%	Beijing Huafeng Test & Control Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	32	—	—	—
Receive	0.22%	Beijing Kingsoft Office Software, Inc. A-shares	Morgan Stanley	2/5/24	At Maturity	36	—	—	—
Receive	0.22%	Beijing New Building Materials PLC A-shares	Morgan Stanley	2/5/24	At Maturity	10	2	—	2
Receive	0.22%	Beijing Shunxin Agriculture Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.22%	Beijing Tongrentang Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	6	—	—	—
Receive	0.22%	Beijing United Information Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	253	19	—	19
Receive	0.22%	Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	355	(18)	—	(18)
Receive	0.22%	Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	113	5	—	5

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.22%	Beijing Zhong Ke San Huan High-Tech Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$47	$23	$—	$23
Receive	0.22%	Bethel Automotive Safety Systems Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	16	—	—	—
Receive	0.22%	Beyondsoft Corp. A-shares	Morgan Stanley	2/5/24	At Maturity	291	3	—	3
Receive	0.22%	Biem.L.Fdlkk Garment Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	86	2	—	2
Receive	0.22%	Bloomage Biotechnology Corp. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	19	(1)	—	(1)
Receive	0.22%	BOC International China Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	17	—	—	—
Receive	0.22%	BTG Hotels Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.22%	BYD Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	490	112	—	112
Receive	0.22%	By-health Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	64	2	—	2
Receive	0.22%	Castech, Inc. A-shares	Morgan Stanley	2/5/24	At Maturity	35	—	—	—
Receive	0.22%	CECEP Solar Energy Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.22%	Cheng De Lolo Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	221	19	—	19
Receive	0.22%	Chengdu ALD Aviation Manufacturing Corp. A-shares	Morgan Stanley	2/5/24	At Maturity	57	1	—	1
Receive	0.22%	Chengdu CORPRO Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	45	7	—	7
Receive	0.22%	Chengdu Leejun Industrial Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2	—	—	—
Receive	0.22%	Chengdu Wintrue Holding Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	112	12	—	12
Receive	0.22%	Chenguang Biotech Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	393	(20)	—	(20)
Receive	0.22%	Chengxin Lithium Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	237	50	—	50
Receive	0.22%	Chifeng Jilong Gold Mining Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	7	—	—	—
Receive	0.22%	China CITIC Bank Corp. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	97	2	—	2
Receive	0.22%	China Coal Energy Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	117	15	—	15
Receive	0.22%	China Construction Bank Corp. A-shares	Morgan Stanley	2/5/24	At Maturity	145	1	—	1
Receive	0.22%	China Design Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	20	1	—	1

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.22%	China Energy Engineering Corp. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$21	$(1)	$—	$(1)
Receive	0.22%	China Galaxy Securities Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	567	12	—	12
Receive	0.22%	China International Capital Corp. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	32	1	—	1
Receive	0.22%	China Jushi Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	698	59	—	59
Receive	0.22%	China Kings Resources Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	16	1	—	1
Receive	0.22%	China Merchants Bank Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	540	(11)	—	(11)
Receive	0.22%	China Merchants Property Operation & Service Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2	—	—	—
Receive	0.22%	China National Chemical Engineering Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	78	(1)	—	(1)
Receive	0.22%	China National Nuclear Power Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	19	—	—	—
Receive	0.22%	China Northern Rare Earth Group High-Tech Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	56	(1)	—	(1)
Receive	0.22%	China Oilfield Services Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	29	(4)	—	(4)
Receive	0.22%	China Railway Group Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	10	(1)	—	(1)
Receive	0.22%	China Resources Boya Bio-pharmaceutical Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.22%	China Resources Microelectronics Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	20	1	—	1
Receive	0.22%	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	7	—	—	—
Receive	0.22%	China Shenhua Energy Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	225	4	—	4
Receive	0.22%	China Southern Airlines Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	6	1	—	1
Receive	0.22%	China State Construction Engineering Corp. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	405	(8)	—	(8)
Receive	0.22%	China Suntien Green Energy Corp. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	5	—	—	—
Receive	0.22%	China Testing & Certification International Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	—	—	—	—
Receive	0.22%	China Three Gorges Renewables Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	133	(1)	—	(1)
Receive	0.22%	China Tourism Group Duty Free Corp. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	147	44	—	44
Receive	0.22%	China Tungsten And Hightech Materials Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.22%	China United Network Communications Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$1	$—	$—	$—
Receive	0.22%	China Vanke Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	24	(1)	—	(1)
Receive	0.22%	China World Trade Center Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	5	—	—	—
Receive	0.22%	China Yangtze Power Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	18	(1)	—	(1)
Receive	0.22%	China Zhenhua Group Science & Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	452	36	—	36
Receive	0.22%	China Zheshang Bank Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	187	2	—	2
Receive	0.22%	Chongqing Brewery Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	6	1	—	1
Receive	0.22%	Chongqing Changan Automobile Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	111	50	—	50
Receive	0.22%	Chongqing Department Store Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	64	1	—	1
Receive	0.22%	Chongqing Fuling Zhacai Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	23	(1)	—	(1)
Receive	0.22%	Chongqing Zaisheng Technology Corp. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	21	—	—	—
Receive	0.22%	Chongqing Zongshen Power Machinery Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	127	3	—	3
Receive	0.22%	Chow Tai Seng Jewellery Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.22%	Citic Pacific Special Steel Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	19	—	—	—
Receive	0.22%	CITIC Securities Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	558	68	—	68
Receive	0.22%	CMOC Group Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	7	1	—	1
Receive	0.22%	CNGR Advanced Material Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	21	—	—	—
Receive	0.22%	CNOOC Energy Technology & Services Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	93	(4)	—	(4)
Receive	0.22%	CNPC Capital Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	39	—	—	—
Receive	0.22%	CNSIG Inner Mongolia Chemical Industry Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	13	1	—	1
Receive	0.22%	CoCreation Grass Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	30	(2)	—	(2)
Receive	0.22%	Contemporary Amperex Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	817	107	—	107
Receive	0.22%	COSCO SHIPPING Energy Transportation Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	5	—	—	—

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.22%	COSCO SHIPPING Holdings Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$242	$(20)	$—	$(20)
Receive	0.22%	CTS International Logistics Corp. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	27	—	—	—
Receive	0.22%	Daan Gene Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	84	—	—	—
Receive	0.22%	DBG Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	113	6	—	6
Receive	0.22%	DeHua TB New Decoration Materials Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	15	1	—	1
Receive	0.22%	Digital China Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	21	—	—	—
Receive	0.22%	Do-Fluoride New Materials Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	29	9	—	9
Receive	0.22%	Dongxing Securities Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	304	29	—	29
Receive	0.22%	East Money Information Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	357	26	—	26
Receive	0.22%	Eastern Air Logistics Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	426	(40)	—	(40)
Receive	0.22%	Ecovacs Robotics Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	22	2	—	2
Receive	0.22%	ENN Natural Gas Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	131	(1)	—	(1)
Receive	0.22%	Eoptolink Technology, Inc. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	92	2	—	2
Receive	0.22%	Era Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	9	—	—	—
Receive	0.22%	Eve Energy Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	51	2	—	2
Receive	0.22%	Fangda Special Steel Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	213	(21)	—	(21)
Receive	0.22%	Flat Glass Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	6	(1)	—	(1)
Receive	0.22%	Focus Media Information Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	7	—	—	—
Receive	0.22%	Foran Energy Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	77	(1)	—	(1)
Receive	0.22%	Foshan Haitian Flavouring & Food Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2	—	—	—
Receive	0.22%	Fujian Boss Software Development Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	47	—	—	—
Receive	0.22%	Fujian Star-net Communication Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	77	3	—	3
Receive	0.22%	Fujian Sunner Development Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	4	—	—	—

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.22%	Fuyao Glass Industry Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$175	$3	$—	$3
Receive	0.22%	Gan & Lee Pharmaceuticals Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	14	1	—	1
Receive	0.22%	Ganfeng Lithium Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	309	110	—	110
Receive	0.22%	G-bits Network Technology Xiamen Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	153	10	—	10
Receive	0.22%	GD Power Development Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	11	2	—	2
Receive	0.22%	Gemdale Corp. A-shares	Morgan Stanley	2/5/24	At Maturity	6	—	—	—
Receive	0.22%	Geovis Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2	—	—	—
Receive	0.22%	Getein Biotech, Inc. A-shares	Morgan Stanley	2/5/24	At Maturity	311	10	—	10
Receive	0.22%	GF Securities Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	22	2	—	2
Receive	0.22%	Gigadevice Semiconductor Beijing, Inc. A-shares	Morgan Stanley	2/5/24	At Maturity	164	8	—	8
Receive	0.22%	Ginlong Technologies Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	18	8	—	8
Receive	0.22%	Glodon Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	30	—	—	—
Receive	0.22%	GoerTek, Inc. A-shares	Morgan Stanley	2/5/24	At Maturity	17	(2)	—	(2)
Receive	0.22%	GoldenHome Living Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	30	1	—	1
Receive	0.22%	Gotion High-tech Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	24	5	—	5
Receive	0.22%	Great Wall Motor Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	32	2	—	2
Receive	0.22%	Greattown Holdings Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	11	—	—	—
Receive	0.22%	Gree Electric Appliances, Inc. A-shares	Morgan Stanley	2/5/24	At Maturity	11	—	—	—
Receive	0.22%	GRG Banking Equipment Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	19	—	—	—
Receive	0.22%	Grinm Advanced Materials Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	16	1	—	1
Receive	0.22%	Guangdong Dongpeng Holdings Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	1	—	—	—
Receive	0.22%	Guangdong Dowstone Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	93	(1)	—	(1)
Receive	0.22%	Guangdong Goworld Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	140	3	—	3

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.22%	Guangdong Guanghua Sci-Tech Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$53	$7	$—	$7
Receive	0.22%	Guangdong Haid Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	8	—	—	—
Receive	0.22%	Guangdong Hybribio Biotech Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	402	(5)	—	(5)
Receive	0.22%	Guangdong Sirio Pharma Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	6	—	—	—
Receive	0.22%	Guangdong South New Media Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	4	—	—	—
Receive	0.22%	Guanghui Energy Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	395	57	—	57
Receive	0.22%	Guanglian Aviation Industry Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	63	4	—	4
Receive	0.22%	Guangxi Guiguan Electric Power Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	85	—	—	—
Receive	0.22%	Guangzhou Automobile Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	6	1	—	1
Receive	0.22%	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	50	2	—	2
Receive	0.22%	Guangzhou GRG Metrology & Test Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	8	1	—	1
Receive	0.22%	Guangzhou KDT Machinery Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2	—	—	—
Receive	0.22%	Guangzhou Kingmed Diagnostics Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	249	15	—	15
Receive	0.22%	Guangzhou Shangpin Home Collection Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	7	1	—	1
Receive	0.22%	Guangzhou Shiyuan Electronic Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	87	7	—	7
Receive	0.22%	Guangzhou Tinci Materials Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	148	87	—	87
Receive	0.22%	Guangzhou Wondfo Biotech Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	211	(2)	—	(2)
Receive	0.22%	Guizhou Chanhen Chemical Corp. A-shares	Morgan Stanley	2/5/24	At Maturity	72	33	—	33
Receive	0.22%	Guotai Junan Securities Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	125	(1)	—	(1)
Receive	0.22%	Haier Smart Home Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	75	6	—	6
Receive	0.22%	Hainan Development Holdings Nanhai Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2	—	—	—
Receive	0.22%	Hainan Haide Capital Management Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	64	3	—	3
Receive	0.22%	Hand Enterprise Solutions Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	128	—	—	—

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.22%	Hangzhou Binjiang Real Estate Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$4	$—	$—	$—
Receive	0.22%	Hangzhou Chang Chuan Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	15	—	—	—
Receive	0.22%	Hangzhou Dptech Technologies Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	39	2	—	2
Receive	0.22%	Hangzhou Lion Electronics Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	25	4	—	4
Receive	0.22%	Hangzhou Tigermed Consulting Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	35	6	—	6
Receive	0.22%	Harbin Boshi Automation Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	11	—	—	—
Receive	0.22%	Healthcare Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	10	—	—	—
Receive	0.22%	Hebei Hengshui Laobaigan Liquor Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	24	1	—	1
Receive	0.22%	Heilongjiang Agriculture Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	21	(1)	—	(1)
Receive	0.22%	Henan Lingrui Pharmaceutical Co. A-shares	Morgan Stanley	2/5/24	At Maturity	433	(3)	—	(3)
Receive	0.22%	Henan Shenhuo Coal & Power Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	228	(5)	—	(5)
Receive	0.22%	Henan Shuanghui Investment & Development Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	26	—	—	—
Receive	0.22%	Hengtong Optic-electric Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	4	1	—	1
Receive	0.22%	Hengyi Petrochemical Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	4	—	—	—
Receive	0.22%	Hisense Home Appliances Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	137	14	—	14
Receive	0.22%	Hongfa Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	200	12	—	12
Receive	0.22%	Hongli Zhihui Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	1	—	—	—
Receive	0.22%	Hoshine Silicon Industry Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	8	1	—	1
Receive	0.22%	Huadian Power International Corp. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	9	—	—	—
Receive	0.22%	Huadong Medicine Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	13	1	—	1
Receive	0.22%	Huagong Tech Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	4	—	—	—
Receive	0.22%	Huaibei Mining Holdings Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	222	5	—	5
Receive	0.22%	Huali Industrial Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	13	(1)	—	(1)

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.22%	Huaneng Power International, Inc. A-shares	Morgan Stanley	2/5/24	At Maturity	$6	$—	$—	$—
Receive	0.22%	Huatai Securities Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	9	—	—	—
Receive	0.22%	Huaxia Bank Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	14	—	—	—
Receive	0.22%	Huaxin Cement Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	5	—	—	—
Receive	0.22%	Huayu Automotive Systems Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	71	(4)	—	(4)
Receive	0.22%	Hubei Dinglong Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2	—	—	—
Receive	0.22%	Hubei Feilihua Quartz Glass Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	5	1	—	1
Receive	0.22%	Hubei Jumpcan Pharmaceutical Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	116	(5)	—	(5)
Receive	0.22%	Hubei Xingfa Chemicals Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	318	70	—	70
Receive	0.22%	Huizhou Desay Sv Automotive Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	180	25	—	25
Receive	0.22%	Humanwell Healthcare Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.22%	Hunan Aihua Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	4	—	—	—
Receive	0.22%	Imeik Technology Development Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	70	11	—	11
Receive	0.22%	Industrial Bank Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	595	(4)	—	(4)
Receive	0.22%	Inner Mongolia Dian Tou Energy Corp. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	118	(9)	—	(9)
Receive	0.22%	Inner Mongolia ERDOS Resources Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	8	—	—	—
Receive	0.22%	Inner Mongolia Yili Industrial Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	438	16	—	16
Receive	0.22%	Inner Mongolia Yuan Xing Energy Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	10	—	—	—
Receive	0.22%	Jade Bird Fire Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	12	—	—	—
Receive	0.22%	Jafron Biomedical Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	182	7	—	7
Receive	0.22%	Jason Furniture Hangzhou Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	15	1	—	1
Receive	0.22%	JCET Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	68	9	—	9
Receive	0.22%	Jiajiayue Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	125	4	—	4

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.22%	Jiangsu Amer New Material Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$13	$1	$—	$1
Receive	0.22%	Jiangsu Azure Corp. A-shares	Morgan Stanley	2/5/24	At Maturity	15	3	—	3
Receive	0.22%	Jiangsu Bioperfectus Technologies Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	235	(27)	—	(27)
Receive	0.22%	Jiangsu Changshu Rural Commercial Bank Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.22%	Jiangsu Eastern Shenghong Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	6	1	—	1
Receive	0.22%	Jiangsu Gian Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2	—	—	—
Receive	0.22%	Jiangsu GoodWe Power Supply Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	18	8	—	8
Receive	0.22%	Jiangsu Guotai International Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	76	(4)	—	(4)
Receive	0.22%	Jiangsu Huahong Technology Stock Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	150	7	—	7
Receive	0.22%	Jiangsu Jiangyin Rural Commercial Bank Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	151	14	—	14
Receive	0.22%	Jiangsu King’s Luck Brewery JSC Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	337	36	—	36
Receive	0.22%	Jiangsu Lihua Animal Husbandry Stock Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	7	1	—	1
Receive	0.22%	Jiangsu Linyang Energy Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	41	(1)	—	(1)
Receive	0.22%	Jiangsu Nata Opto-electronic Material Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	93	18	—	18
Receive	0.22%	Jiangsu Nhwa Pharmaceutical Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	14	—	—	—
Receive	0.22%	Jiangsu Provincial Agricultural Reclamation and Development Corp. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.22%	Jiangsu Sopo Chemical Co. A-shares	Morgan Stanley	2/5/24	At Maturity	9	(1)	—	(1)
Receive	0.22%	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	467	69	—	69
Receive	0.22%	Jiangsu Yangnong Chemical Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	312	(17)	—	(17)
Receive	0.22%	Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	96	(3)	—	(3)
Receive	0.22%	Jiangsu Zhangjiagang Rural Commercial Bank Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	109	7	—	7
Receive	0.22%	Jiangsu Zhongtian Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	42	12	—	12
Receive	0.22%	Jiangxi Special Electric Motor Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	179	23	—	23

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.22%	Jiangyin Hengrun Heavy Industries Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$2	$1	$—	$1
Receive	0.22%	Jiangzhong Pharmaceutical Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	15	—	—	—
Receive	0.22%	Jingjin Equipment, Inc. A-shares	Morgan Stanley	2/5/24	At Maturity	39	2	—	2
Receive	0.22%	JiuGui Liquor Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	273	69	—	69
Receive	0.22%	Jizhong Energy Resources Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	4	—	—	—
Receive	0.22%	JL Mag Rare-Earth Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	29	—	—	—
Receive	0.22%	Joincare Pharmaceutical Group Industry Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	413	11	—	11
Receive	0.22%	Juewei Food Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	4	1	—	1
Receive	0.22%	Juneyao Airlines Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	1	—	1
Receive	0.22%	KBC Corp. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	95	11	—	11
Receive	0.22%	Keda Industrial Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	108	31	—	31
Receive	0.22%	Keeson Technology Corp. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	109	4	—	4
Receive	0.22%	KingClean Electric Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	122	8	—	8
Receive	0.22%	Kingnet Network Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	273	29	—	29
Receive	0.22%	Konfoong Materials International Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.22%	Kweichow Moutai Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3,071	204	—	204
Receive	0.22%	Lakala Payment Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	—	—	—	—
Receive	0.22%	Levima Advanced Materials Corp. A-shares	Morgan Stanley	2/5/24	At Maturity	13	—	—	—
Receive	0.22%	Lier Chemical Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	285	10	—	10
Receive	0.22%	Lizhong Sitong Light Alloys Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	22	2	—	2
Receive	0.22%	Longhua Technology Group Luoyang Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	1	—	—	—
Receive	0.22%	LONGi Green Energy Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	533	130	—	130
Receive	0.22%	Longshine Technology Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	33	(1)	—	(1)

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.22%	Luenmei Quantum Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$275	$18	$—	$18
Receive	0.22%	Luoyang Xinqianglian Slewing Bearing Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	4	—	—	—
Receive	0.22%	Luxi Chemical Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	86	(6)	—	(6)
Receive	0.22%	Luxshare Precision Industry Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	41	2	—	2
Receive	0.22%	Luzhou Laojiao Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	458	98	—	98
Receive	0.22%	Mango Excellent Media Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	37	(2)	—	(2)
Receive	0.22%	Mayinglong Pharmaceutical Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	162	11	—	11
Receive	0.22%	Merit Interactive Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	57	(1)	—	(1)
Receive	0.22%	Metallurgical Corp. of China Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	121	(1)	—	(1)
Receive	0.22%	Mianyang Fulin Precision Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	59	23	—	23
Receive	0.22%	Midea Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	251	19	—	19
Receive	0.22%	Milkyway Chemical Supply Chain Service Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	21	4	—	4
Receive	0.22%	Ming Yang Smart Energy Group Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	317	140	—	140
Receive	0.22%	MLS Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	11	1	—	1
Receive	0.22%	Montage Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	22	2	—	2
Receive	0.22%	Muyuan Foods Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	44	(1)	—	(1)
Receive	0.22%	Nanjing Gaoke Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	33	—	—	—
Receive	0.22%	Nanjing Yunhai Special Metals Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	27	8	—	8
Receive	0.22%	Nantong Jianghai Capacitor Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.22%	NARI Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	75	—	—	—
Receive	0.22%	NAURA Technology Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	78	10	—	10
Receive	0.22%	Ningbo Deye Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	19	7	—	7
Receive	0.22%	Ningbo Haitian Precision Machinery Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	282	37	—	37

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.22%	Ningbo Huaxiang Electronic Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$62	$(3)	$—	$(3)
Receive	0.22%	Ningbo Orient Wires & Cables Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	24	8	—	8
Receive	0.22%	Ningbo Ronbay New Energy Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	38	4	—	4
Receive	0.22%	Ningbo Shanshan Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	5	1	—	1
Receive	0.22%	Ningbo Tuopu Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	175	7	—	7
Receive	0.22%	Ningbo Xusheng Auto Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	46	—	—	—
Receive	0.22%	North Huajin Chemical Industries Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	4	—	—	—
Receive	0.22%	North Industries Group Red Arrow Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	8	1	—	1
Receive	0.22%	Ocean’s King Lighting Science & Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2	—	—	—
Receive	0.22%	Oppein Home Group, Inc. A-shares	Morgan Stanley	2/5/24	At Maturity	5	2	—	2
Receive	0.22%	Orient Securities Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	6	—	—	—
Receive	0.22%	Ovctek China, Inc. A-shares	Morgan Stanley	2/5/24	At Maturity	4	1	—	1
Receive	0.22%	PetroChina Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	133	1	—	1
Receive	0.22%	PhiChem Corp. A-shares	Morgan Stanley	2/5/24	At Maturity	151	12	—	12
Receive	0.22%	Ping An Bank Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	334	1	—	1
Receive	0.22%	Ping An Insurance Group Co. of China Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	389	6	—	6
Receive	0.22%	Pingdingshan Tianan Coal Mining Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	150	(4)	—	(4)
Receive	0.22%	Poly Developments and Holdings Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	32	2	—	2
Receive	0.22%	Pony Testing International Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	80	9	—	9
Receive	0.22%	Porton Pharma Solutions Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	197	15	—	15
Receive	0.22%	Postal Savings Bank of China Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	33	(1)	—	(1)
Receive	0.22%	Power Construction Corp. of China Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	42	—	—	—
Receive	0.22%	Proya Cosmetics Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	228	13	—	13

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.22%	Qingdao East Steel Tower Stock Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$118	$(2)	$—	$(2)
Receive	0.22%	Qingdao Haier Biomedical Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	14	—	—	—
Receive	0.22%	Qingdao Hiron Commercial Cold Chain Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	7	—	—	—
Receive	0.22%	Qingdao Port International Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	266	(8)	—	(8)
Receive	0.22%	Qingdao Sentury Tire Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	25	(1)	—	(1)
Receive	0.22%	Qinghai Salt Lake Industry Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	33	(2)	—	(2)
Receive	0.22%	QuakeSafe Technologies Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2	—	—	—
Receive	0.22%	Quectel Wireless Solutions Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	29	—	—	—
Receive	0.22%	Red Avenue New Materials Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	16	3	—	3
Receive	0.22%	Remegen Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	6	—	—	—
Receive	0.22%	Rianlon Corp. A-shares	Morgan Stanley	2/5/24	At Maturity	7	—	—	—
Receive	0.22%	Richinfo Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	207	14	—	14
Receive	0.22%	Risen Energy Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	17	—	—	—
Receive	0.22%	Rongsheng Petrochemical Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	167	(1)	—	(1)
Receive	0.22%	Runjian Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2	—	—	—
Receive	0.22%	SAIC Motor Corp. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	10	—	—	—
Receive	0.22%	Sailun Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	8	—	—	—
Receive	0.22%	Sanquan Food Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	39	1	—	1
Receive	0.22%	Sany Heavy Industry Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	49	3	—	3
Receive	0.22%	Satellite Chemical Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	36	2	—	2
Receive	0.22%	Sealand Securities Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	482	3	—	3
Receive	0.22%	SF Holding Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	42	4	—	4
Receive	0.22%	SG Micro Corp. A-shares	Morgan Stanley	2/5/24	At Maturity	625	(48)	—	(48)

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.22%	Shaanxi Coal Industry Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$348	$62	$—	$62
Receive	0.22%	Shan Xi Hua Yang Group New Energy Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	1	—	1
Receive	0.22%	Shandong Denghai Seeds Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	4	—	—	—
Receive	0.22%	Shandong Head Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	15	(2)	—	(2)
Receive	0.22%	Shandong Himile Mechanical Science & Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	6	—	—	—
Receive	0.22%	Shandong Hualu Hengsheng Chemical Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	91	(2)	—	(2)
Receive	0.22%	Shandong Jincheng Pharmaceutical Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	4	(1)	—	(1)
Receive	0.22%	Shandong Shida Shenghua Chemical Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	52	20	—	20
Receive	0.22%	Shandong Sun Paper Industry JSC Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	37	1	—	1
Receive	0.22%	Shandong WIT Dyne Health Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	226	1	—	1
Receive	0.22%	Shanghai Baolong Automotive Corp. A-shares	Morgan Stanley	2/5/24	At Maturity	1	1	—	1
Receive	0.22%	Shanghai Baosight Software Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	5	—	—	—
Receive	0.22%	Shanghai Bright Power Semiconductor Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	5	—	—	—
Receive	0.22%	Shanghai Fengyuzhu Culture and Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2	—	—	—
Receive	0.22%	Shanghai Flyco Electrical Appliance Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	144	20	—	20
Receive	0.22%	Shanghai Friendess Electronic Technology Corp. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	10	1	—	1
Receive	0.22%	Shanghai Ganglian E-Commerce Holdings Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	159	(1)	—	(1)
Receive	0.22%	Shanghai Hanbell Precise Machinery Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	11	4	—	4
Receive	0.22%	Shanghai Haohai Biological Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	9	1	—	1
Receive	0.22%	Shanghai Huace Navigation Technology Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	5	1	—	1
Receive	0.22%	Shanghai Jinqiao Export Processing Zone Development Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	198	2	—	2
Receive	0.22%	Shanghai Kinetic Medical Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	7	—	—	—
Receive	0.22%	Shanghai Liangxin Electrical Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	13	2	—	2

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.22%	Shanghai M&G Stationery, Inc. A-shares	Morgan Stanley	2/5/24	At Maturity	$5	$1	$—	$1
Receive	0.22%	Shanghai MicroPort Endovascular MedTech Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	116	4	—	4
Receive	0.22%	Shanghai Putailai New Energy Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	108	16	—	16
Receive	0.22%	Shanghai Tongji Science & Technology Industrial Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	185	6	—	6
Receive	0.22%	Shanghai Tunnel Engineering Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	18	—	—	—
Receive	0.22%	Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	297	(7)	—	(7)
Receive	0.22%	Shanghai Zhonggu Logistics Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	130	(7)	—	(7)
Receive	0.22%	Shanxi Blue Flame Holding Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	27	—	—	—
Receive	0.22%	Shanxi Coking Coal Energy Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	197	13	—	13
Receive	0.22%	Shanxi Lu’an Environmental Energy Development Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	176	(3)	—	(3)
Receive	0.22%	Shanxi Securities Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	225	1	—	1
Receive	0.22%	Shanxi Xinghuacun Fen Wine Factory Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	398	102	—	102
Receive	0.22%	Shenghe Resources Holding Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	239	66	—	66
Receive	0.22%	Shengyi Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	—	—	—	—
Receive	0.22%	Shennan Circuits Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	91	—	—	—
Receive	0.22%	Shenyang Xingqi Pharmaceutical Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	34	(1)	—	(1)
Receive	0.22%	Shenzhen Bioeasy Biotechnology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	6	—	—	—
Receive	0.22%	Shenzhen Capchem Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	237	67	—	67
Receive	0.22%	Shenzhen Changhong Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	9	2	—	2
Receive	0.22%	Shenzhen Click Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	1	—	—	—
Receive	0.22%	Shenzhen Dynanonic Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	247	98	—	98
Receive	0.22%	Shenzhen Fastprint Circuit Tech Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	82	10	—	10
Receive	0.22%	Shenzhen Huaqiang Industry Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	46	—	—	—

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.22%	Shenzhen Inovance Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$53	$4	$—	$4
Receive	0.22%	Shenzhen Kedali Industry Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.22%	Shenzhen Kstar Science And Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	1	—	1
Receive	0.22%	Shenzhen Microgate Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2	—	—	—
Receive	0.22%	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	250	(1)	—	(1)
Receive	0.22%	Shenzhen New Industries Biomedical Engineering Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	13	2	—	2
Receive	0.22%	Shenzhen New Nanshan Holding Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2	—	—	—
Receive	0.22%	Shenzhen SC New Energy Technology Corp. A-shares	Morgan Stanley	2/5/24	At Maturity	15	4	—	4
Receive	0.22%	Shenzhen Senior Technology Material Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	173	9	—	9
Receive	0.22%	Shenzhen Suntak Circuit Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	101	9	—	9
Receive	0.22%	Shenzhen Tagen Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	42	1	—	1
Receive	0.22%	Shenzhen Yinghe Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	13	3	—	3
Receive	0.22%	Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	172	(2)	—	(2)
Receive	0.22%	Sichuan Development Lomon Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	23	15	—	15
Receive	0.22%	Sichuan Furong Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	182	9	—	9
Receive	0.22%	Sichuan Hebang Biotechnology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	30	5	—	5
Receive	0.22%	Sichuan Jiuyuan Yinhai Software Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	48	1	—	1
Receive	0.22%	Sichuan Jiuzhou Electric Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.22%	Sichuan Road & Bridge Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	61	—	—	—
Receive	0.22%	Sichuan Yahua Industrial Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	175	31	—	31
Receive	0.22%	Sieyuan Electric Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	4	—	—	—
Receive	0.22%	Sino Wealth Electronic Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	132	(6)	—	(6)
Receive	0.22%	Sinoma International Engineering Co. A-shares	Morgan Stanley	2/5/24	At Maturity	17	3	—	3

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.22%	Sinomine Resource Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$224	$132	$—	$132
Receive	0.22%	Sinoseal Holding Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	342	(8)	—	(8)
Receive	0.22%	Skshu Paint Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	23	8	—	8
Receive	0.22%	Sobute New Materials Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	10	1	—	1
Receive	0.22%	SooChow Securities Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	109	—	—	—
Receive	0.22%	StarPower Semiconductor Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	24	5	—	5
Receive	0.22%	STO Express Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	16	1	—	1
Receive	0.22%	Sunresin New Materials Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2	1	—	1
Receive	0.22%	Suzhou Electrical Apparatus Science Academy Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	13	—	—	—
Receive	0.22%	Suzhou Maxwell Technologies Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	52	17	—	17
Receive	0.22%	Suzhou Secote Precision Electronic Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	9	1	—	1
Receive	0.22%	Suzhou TA&A Ultra Clean Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	309	133	—	133
Receive	0.22%	Suzhou TFC Optical Communication Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	81	(2)	—	(2)
Receive	0.22%	Tangshan Sanyou Chemical Industries Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.22%	TBEA Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	571	157	—	157
Receive	0.22%	TCL Zhonghuan Renewable Energy Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	261	81	—	81
Receive	0.22%	The People’s Insurance Co. Group of China Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	684	56	—	56
Receive	0.22%	Thunder Software Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	73	10	—	10
Receive	0.22%	Tian Di Science & Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	15	—	—	—
Receive	0.22%	Tianqi Lithium Corp. A-shares	Morgan Stanley	2/5/24	At Maturity	446	32	—	32
Receive	0.22%	Tibet Mineral Development Co. A-shares	Morgan Stanley	2/5/24	At Maturity	48	2	—	2
Receive	0.22%	Titan Wind Energy Suzhou Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	20	1	—	1
Receive	0.22%	Tofflon Science & Technology Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	21	1	—	1

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.22%	Tongwei Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$719	$215	$—	$215
Receive	0.22%	Top Resource Conservation & Environment Corp. A-shares	Morgan Stanley	2/5/24	At Maturity	119	5	—	5
Receive	0.22%	Trina Solar Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	41	(2)	—	(2)
Receive	0.22%	Tsingtao Brewery Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	46	9	—	9
Receive	0.22%	Unigroup Guoxin Microelectronics Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	135	1	—	1
Receive	0.22%	Unilumin Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	47	1	—	1
Receive	0.22%	Unisplendour Corp. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	6	1	—	1
Receive	0.22%	Valiant Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	223	19	—	19
Receive	0.22%	Vats Liquor Chain Store Management JSC Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	37	6	—	6
Receive	0.22%	Wanhua Chemical Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	11	2	—	2
Receive	0.22%	Wanxiang Qianchao Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	164	13	—	13
Receive	0.22%	Weifu High-Technology Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	357	(16)	—	(16)
Receive	0.22%	Weihai Guangwei Composites Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	138	5	—	5
Receive	0.22%	Western Superconducting Technologies Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	127	4	—	4
Receive	0.22%	Will Semiconductor Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.22%	Wuhan DR Laser Technology Corp. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	4	1	—	1
Receive	0.22%	Wuhan Easydiagnosis Biomedicine Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	1	—	—	—
Receive	0.22%	Wuhan P&S Information Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	17	1	—	1
Receive	0.22%	Wuliangye Yibin Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	505	113	—	113
Receive	0.22%	WUS Printed Circuit Kunshan Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	5	—	—	—
Receive	0.22%	WuXi AppTec Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	417	(12)	—	(12)
Receive	0.22%	Wuxi Lead Intelligent Equipment Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	44	—	—	—
Receive	0.22%	Wuxi NCE Power Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	1	—	1

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.22%	Wuxi Shangji Automation Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$29	$6	$—	$6
Receive	0.22%	XGD, Inc. A-shares	Morgan Stanley	2/5/24	At Maturity	69	(10)	—	(10)
Receive	0.22%	Xiamen Bank Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	9	—	—	—
Receive	0.22%	Xiamen C & D, Inc. A-shares	Morgan Stanley	2/5/24	At Maturity	35	3	—	3
Receive	0.22%	Xiamen Faratronic Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	305	57	—	57
Receive	0.22%	Xiamen Tungsten Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	79	3	—	3
Receive	0.22%	Xiamen Xiangyu Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	165	2	—	2
Receive	0.22%	Xi’an Triangle Defense Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	72	10	—	10
Receive	0.22%	Xinfengming Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.22%	Xinjiang Goldwind Science & Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	168	16	—	16
Receive	0.22%	Xinxing Ductile Iron Pipes Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	4	—	—	—
Receive	0.22%	Xinyu Iron & Steel Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	64	(8)	—	(8)
Receive	0.22%	Yangling Metron New Material, Inc. A-shares	Morgan Stanley	2/5/24	At Maturity	100	4	—	4
Receive	0.22%	Yangzhou Yangjie Electronic Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	192	—	—	—
Receive	0.22%	Yankuang Energy Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	174	19	—	19
Receive	0.22%	Yantai China Pet Foods Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	15	—	—	—
Receive	0.22%	Yantai Jereh Oilfield Services Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	8	—	—	—
Receive	0.22%	YanTai Shuangta Food Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2	—	—	—
Receive	0.22%	Yantai Zhenghai Magnetic Material Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	14	1	—	1
Receive	0.22%	Yealink Network Technology Corp. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	196	5	—	5
Receive	0.22%	YGSOFT, Inc. A-shares	Morgan Stanley	2/5/24	At Maturity	55	—	—	—
Receive	0.22%	Yifeng Pharmacy Chain Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	4	1	—	1
Receive	0.22%	Yintai Gold Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.22%	YongXing Special Materials Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$265	$97	$—	$97
Receive	0.22%	Youngor Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	85	(2)	—	(2)
Receive	0.22%	Youngy Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	129	26	—	26
Receive	0.22%	YTO Express Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	96	1	—	1
Receive	0.22%	Yunda Holding Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	11	—	—	—
Receive	0.22%	Yunnan Aluminium Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	4	(1)	—	(1)
Receive	0.22%	Yunnan Botanee Bio-Technology Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	35	4	—	4
Receive	0.22%	Yunnan Copper Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	133	(3)	—	(3)
Receive	0.22%	Yunnan Energy New Material Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	303	37	—	37
Receive	0.22%	Yunnan Tin Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	122	(3)	—	(3)
Receive	0.22%	Yunnan Yuntianhua Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	95	7	—	7
Receive	0.22%	Zhejiang China Commodities City Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	8	—	—	—
Receive	0.22%	Zhejiang Dingli Machinery Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	7	—	—	—
Receive	0.22%	Zhejiang Garden Bio-Chemical High-tech Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	10	2	—	2
Receive	0.22%	Zhejiang HangKe Technology, Inc. Co. A-shares	Morgan Stanley	2/5/24	At Maturity	11	—	—	—
Receive	0.22%	Zhejiang Huayou Cobalt Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	83	12	—	12
Receive	0.22%	Zhejiang Jiahua Energy Chemical Industry Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	621	5	—	5
Receive	0.22%	Zhejiang Jiecang Linear Motion Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2	—	—	—
Receive	0.22%	Zhejiang Jiemei Electronic & Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	12	1	—	1
Receive	0.22%	Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	180	35	—	35
Receive	0.22%	Zhejiang JIULI Hi-tech Metals Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	28	(1)	—	(1)
Receive	0.22%	Zhejiang Jiuzhou Pharmaceutical Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	70	7	—	7
Receive	0.22%	Zhejiang Medicine Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	61	—	—	—

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2022

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.22%	Zhejiang Meida Industrial Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$361	$18	$—	$18
Receive	0.22%	Zhejiang Narada Power Source Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	53	6	—	6
Receive	0.22%	Zhejiang Orient Gene Biotech Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	212	(25)	—	(25)
Receive	0.22%	Zhejiang Shuanghuan Driveline Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	16	4	—	4
Receive	0.22%	Zhejiang Supor Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	145	5	—	5
Receive	0.22%	Zhejiang Wanfeng Auto Wheel Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	38	1	—	1
Receive	0.22%	Zhejiang Wanliyang Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.22%	Zhejiang Wanma Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	10	—	—	—
Receive	0.22%	Zhejiang Weixing Industrial Development Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2	—	—	—
Receive	0.22%	Zhejiang Weixing New Building Materials Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	24	7	—	7
Receive	0.22%	Zhejiang Windey Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	—	—	—	—
Receive	0.22%	Zhejiang Xianju Pharmaceutical Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	12	—	—	—
Receive	0.22%	Zhejiang Xinan Chemical Industrial Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	161	3	—	3
Receive	0.22%	Zhejiang Yasha Decoration Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	16	—	—	—
Receive	0.22%	Zhengzhou Coal Mining Machinery Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	90	9	—	9
Receive	0.22%	Zhongji Innolight Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	115	(2)	—	(2)
Receive	0.22%	Zhongshan Broad Ocean Motor Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	19	—	—	—
Receive	0.22%	Zhuhai Bojay Electronics Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	5	—	—	—
Receive	0.22%	Zhuhai Huafa Properties Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	44	4	—	4
Receive	0.22%	Zhuzhou CRRC Times Electric Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	19	3	—	3
Receive	0.22%	Zijin Mining Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	498	(74)	—	(74)

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (concluded) — June 30, 2022

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.22%	ZTE Corp. A-shares	Morgan Stanley	2/5/24	At Maturity	$10	$—	$—	$—
							$4,301	$—	$4,301
				Total swap agreements at value (assets)					$4,862
				Total swap agreements at value (liabilities)					(561)
				Net swap agreements at value					$4,301

Amounts designated as “—” are $0 or have been rounded to $0.

(a)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Asset Backed Securities — 0.12%
$15	Capital One Multi-Asset Execution Trust, Series 2021-A2, Class - A2	1.39	7/15/30	$13
10	GM Financial Automobile Leasing Trust, Series 2021-3, Class - A3, Callable 3/20/24 @ 100.00	0.39	10/21/24	10
20	Hyundai Auto Receivables Trust, Series 2022-A, Class - A3, Callable 3/15/26 @ 100.00	2.22	10/15/26	19
15	Synchrony Card Funding LLC, Series 2022-A1, Class - A	3.37	4/15/28	15
10	World Omni Auto Receivables Trust, Series 2021-C, Class - A4, Callable 9/15/24 @ 100.00	0.64	9/15/27	9
	Total Asset Backed Securities			66

	Collateralized Mortgage Obligations — 1.62%
20	Bank, Series 2019-BN21, Class - A5, Callable 9/15/29 @ 100.00	2.85	10/15/52	18
40	Bank, Series 2017-BNK8, Class - A3, Callable 10/15/27 @ 100.00	3.23	11/15/50	38
25	Bank, Series 2017-BNK9, Class - ASB, Callable 8/15/27 @ 100.00	3.47	11/15/54	25
20	BBCMS Mortgage Trust, Series 2020-C7, Class - AS, Callable 3/15/30 @ 100.00	2.44	4/15/53	17
10	Benchmark Mortgage Trust, Series 2020-IG1, Class - AS, Callable 1/15/30 @ 100.00	2.91(a)	9/15/43	9
10	Benchmark Mortgage Trust, Series 2019-B9, Class - A5, Callable 1/15/29 @ 100.00	4.02	3/15/52	10
21	Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class - A4, Callable 11/10/24 @ 100.00	2.88	2/10/48	20
15	Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class - AS, Callable 2/15/30 @ 100.00	2.92	2/15/53	13
10	Citigroup Commercial Mortgage Trust, Series 2019-C7, Class - A4, Callable 12/15/29 @ 100.00	3.10	12/15/72	9
25	Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class - A4, Callable 7/10/24 @ 100.00	3.62	7/10/47	25
20	COMM Mortgage Trust, Series 2015-DC1, Class - A5, Callable 1/10/25 @ 100.00	3.35	2/10/48	20
25	Commercial Mortgage Trust, Series 2015-LC19, Class - A4, Callable 1/10/25 @ 100.00	3.18	2/10/48	24
25	Commercial Mortgage Trust, Series 2013-CR11, Class - B, Callable 9/10/23 @ 100.00	5.11(a)	8/10/50	25
20	Fannie Mae-ACES, Series 2020-M14, Class - A2	1.78	5/25/30	18
20	Fannie Mae-ACES, Series 2015-M1, Class - A2	2.53	9/25/24	20
10	Fannie Mae-ACES, Series 2015-M8, Class - A2	2.90(a)	1/25/25	10
21	Fannie Mae-ACES, Series 2016-M1, Class - A2	2.94(a)	1/25/26	21
20	Fannie Mae-ACES, Series 2017-M12, Class - A2	3.07(a)	6/25/27	20
20	Fannie Mae-ACES, Series 2018-M1, Class - A2	3.09(a)	12/25/27	20
20	Fannie Mae-ACES, Series 2019-M5, Class - A2	3.27	1/25/29	20
25	Fannie Mae-ACES, Series 2018-M10, Class - A2	3.48(a)	7/25/28	25
20	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K112, Class - A2, Callable 5/25/30 @ 100.00	1.31	5/25/30	17
20	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K1516, Class - A2, Callable 5/25/35 @ 100.00	1.72	5/25/35	16
25	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K126, Class - A2, Callable 1/25/31 @ 100.00	2.07	1/25/31	22
10	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K-1521, Class - A2, Callable 8/25/36 @ 100.00	2.18	8/25/36	8
27	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K726, Class - A2, Callable 4/25/24 @ 100.00	2.91	7/25/49	26
30	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K033, Class - A2, Callable 7/25/23 @ 100.00	3.06(a)	7/25/23	30
25	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K052, Class - A2, Callable 11/25/25 @ 100.00	3.15	11/25/25	25
50	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K091, Class - A2, Callable 3/25/29 @ 100.00	3.51	3/25/29	49
25	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K082, Class - A2, Callable 9/25/28 @ 100.00	3.92(a)	9/25/28	25

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Collateralized Mortgage Obligations (continued)
$50	GS Mortgage Securities Trust, Series 2018-GS9, Class - A4, Callable 2/10/28 @ 100.00	3.99(a)	3/10/51	$49
25	JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class - A5, Callable 10/15/24 @ 100.00	3.64	11/15/47	25
50	JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class - A3, Callable 10/15/26 @ 100.00	3.14	12/15/49	47
25	Morgan Stanley BAML Trust, Series 2013-C9, Class - AS, Callable 4/15/23 @ 100.00	3.46	5/15/46	25
25	Morgan Stanley BAML Trust, Series 2014-C19, Class - A4, Callable 11/15/24 @ 100.00	3.53	12/15/47	25
25	Morgan Stanley BAML Trust, Series 2017-C33, Class - A5, Callable 4/15/27 @ 100.00	3.60	5/15/50	24
20	Santander Drive Auto Receivables Trust, Series 2021-1, Class - D, Callable 2/15/24 @ 100.00	1.13	11/16/26	19
25	SG Commercial Mortgage Securities Trust, Series 2016-C5, Class - A4, Callable 6/10/26 @ 100.00	3.06	10/10/48	24
20	Toyota Auto Receivables Owner Trust, Series 2021-A, Class - A3, Callable 11/15/24 @ 100.00	0.26	5/15/25	20
25	UBS Commercial Mortgage Trust, Series 2018-C12, Class - A5, Callable 7/15/28 @ 100.00	4.30	8/15/51	25
25	Wells Fargo Commercial Mortgage Trust, Series 2018-C47, Class - A4, Callable 9/15/28 @ 100.00	4.44	9/15/61	25
	Total Collateralized Mortgage Obligations			933

	U.S. Government Agency Mortgages — 21.54%
10	Fannie Mae, Series 2020-M52, Class - A2	1.36(a)	10/25/30	8
22	Fannie Mae, Pool #MA4236	1.50	1/1/51	19
24	Fannie Mae, Pool #MA4122	1.50	9/1/35	21
18	Fannie Mae, Pool #BQ3141	1.50	10/1/35	16
23	Fannie Mae, Pool #MA4342	1.50	4/1/41	19
23	Fannie Mae, Pool #MA4280	1.50	3/1/51	19
45	Fannie Mae, Pool #FM6579	1.50	3/1/51	38
23	Fannie Mae, Pool #MA4417	1.50	9/1/36	21
21	Fannie Mae, Pool #MA4302	1.50	4/1/36	19
22	Fannie Mae, Pool #CA7695	1.50	11/1/50	18
47	Fannie Mae, Pool #CB0711	1.50	6/1/51	39
22	Fannie Mae, Pool #CA7696	1.50	11/1/50	18
24	Fannie Mae, Pool #MA4445	1.50	10/1/41	20
44	Fannie Mae, Pool #CB0310	1.50	4/1/36	40
47	Fannie Mae, Pool #MA4441	1.50	10/1/36	42
18	Fannie Mae, Pool #BQ5781	1.50	11/1/35	16
22	Fannie Mae, Pool #MA4181	1.50	11/1/50	18
46	Fannie Mae, Pool #MA4304	1.50	4/1/51	38
46	Fannie Mae, Pool #MA4343	1.50	5/1/51	39
47	Fannie Mae, Pool #FM7411	2.00	5/1/51	41
22	Fannie Mae, Pool #BQ9685	2.00	1/1/51	19
42	Fannie Mae, Pool #CA8110	2.00	12/1/50	37
42	Fannie Mae, Pool #BQ5112	2.00	11/1/50	36
45	Fannie Mae, Pool #MA4325	2.00	5/1/51	39
21	Fannie Mae, Pool #CA8118	2.00	12/1/50	18
25	Fannie Mae, Pool #FM4969	2.00	12/1/50	22
45	Fannie Mae, Pool #BR4435	2.00	4/1/51	39
42	Fannie Mae, Pool #MA4237	2.00	1/1/51	37
43	Fannie Mae, Pool #MA4255	2.00	2/1/51	37

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$25	Fannie Mae, Pool #FS0355	2.00	9/1/51	$21
21	Fannie Mae, Pool #FM5044	2.00	12/1/50	19
42	Fannie Mae, Pool #FM4788	2.00	11/1/50	36
22	Fannie Mae, Pool #BR4094	2.00	1/1/51	19
22	Fannie Mae, Pool #FM5308	2.00	12/1/50	19
24	Fannie Mae, Pool #FM9704	2.00	12/1/51	21
24	Fannie Mae, Pool #FM9579	2.00	7/1/51	20
22	Fannie Mae, Pool #CA8687	2.00	1/1/51	19
22	Fannie Mae, Pool #CA7833	2.00	11/1/50	19
23	Fannie Mae, Pool #BR0948	2.00	4/1/51	20
43	Fannie Mae, Pool #MA4281	2.00	3/1/51	38
49	Fannie Mae, Pool #MA4511	2.00	1/1/52	42
44	Fannie Mae, Pool #CA8850	2.00	2/1/51	39
23	Fannie Mae, Pool #FM6559	2.00	3/1/51	20
19	Fannie Mae, Pool #MA4176	2.00	10/1/40	17
21	Fannie Mae, Pool #MA4208	2.00	12/1/50	18
41	Fannie Mae, Pool #MA4303	2.00	4/1/36	39
30	Fannie Mae, Pool #FM3755	2.00	9/1/35	28
21	Fannie Mae, Pool #CA7225	2.00	10/1/50	18
23	Fannie Mae, Pool #BR2176	2.00	7/1/36	21
23	Fannie Mae, Pool #CB0684	2.00	6/1/51	20
23	Fannie Mae, Pool #CB0497	2.00	5/1/51	20
46	Fannie Mae, Pool #CB0325	2.00	4/1/51	40
41	Fannie Mae, Pool #CA9183	2.00	2/1/36	38
20	Fannie Mae, Pool #CA7224	2.00	10/1/50	18
24	Fannie Mae, Pool #BT0240	2.00	9/1/51	21
24	Fannie Mae, Pool #CB1787	2.00	10/1/51	21
48	Fannie Mae, Pool #CB1620	2.00	9/1/51	41
22	Fannie Mae, Pool #MA4403	2.00	8/1/36	21
45	Fannie Mae, Pool #FM6448	2.00	3/1/51	39
44	Fannie Mae, Pool #FM6852	2.00	5/1/51	39
43	Fannie Mae, Pool #BQ7777	2.00	3/1/36	40
43	Fannie Mae, Pool #BQ3004	2.00	10/1/50	37
41	Fannie Mae, Pool #BP9370	2.00	7/1/50	36
20	Fannie Mae, Pool #MA4204	2.00	12/1/40	17
16	Fannie Mae, Pool #FM4039	2.00	10/1/35	15
22	Fannie Mae, Pool #MA4360	2.00	6/1/36	20
20	Fannie Mae, Pool #FM5453	2.00	1/1/41	18
44	Fannie Mae, Pool #FM6555	2.00	4/1/51	39
20	Fannie Mae, Pool #MA4182	2.00	11/1/50	17
24	Fannie Mae, Pool #BU7103	2.00	12/1/51	21
24	Fannie Mae, Pool #MA4474	2.00	11/1/41	21
46	Fannie Mae, Pool #MA4442	2.00	10/1/36	43
24	Fannie Mae, Pool #MA4437	2.00	10/1/51	21
25	Fannie Mae, Pool #FS1621	2.00	7/1/51	21
44	Fannie Mae, Pool #MA4305	2.00	4/1/51	39
12	Fannie Mae, Pool #AS2673	2.00	5/1/29	11
42	Fannie Mae, Pool #BQ8341	2.00	12/1/50	36

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$43	Fannie Mae, Pool #CA8252	2.00	12/1/45	$38
22	Fannie Mae, Pool #MA4119	2.00	9/1/50	19
24	Fannie Mae, Pool #FS0317	2.00	2/1/42	22
34	Fannie Mae, Pool #MA4128	2.00	9/1/40	30
15	Fannie Mae, Pool #MA2854	2.50	12/1/46	14
23	Fannie Mae, Pool #CB1556	2.50	9/1/51	21
23	Fannie Mae, Pool #BO4657	2.50	11/1/49	21
24	Fannie Mae, Pool #CB1784	2.50	10/1/51	22
16	Fannie Mae, Pool #AU6677	2.50	9/1/28	16
22	Fannie Mae, Pool #CB0415	2.50	5/1/51	20
45	Fannie Mae, Pool #BR7857	2.50	5/1/51	41
23	Fannie Mae, Pool #FM2881	2.50	4/1/50	21
26	Fannie Mae, Pool #CA6074	2.50	6/1/50	23
24	Fannie Mae, Pool #CB1828	2.50	10/1/51	22
42	Fannie Mae, Pool #CA8955	2.50	2/1/51	38
21	Fannie Mae, Pool #AP4742	2.50	8/1/27	21
23	Fannie Mae, Pool #FM9033	2.50	10/1/51	21
15	Fannie Mae, Pool #FM3878	2.50	7/1/50	14
24	Fannie Mae, Pool #BU1451	2.50	1/1/52	22
14	Fannie Mae, Pool #CA6075	2.50	6/1/50	13
19	Fannie Mae, Pool #CA8131	2.50	12/1/50	17
17	Fannie Mae, Pool #MA4159	2.50	10/1/50	15
7	Fannie Mae, Pool #MA3154	2.50	10/1/32	7
16	Fannie Mae, Pool #BP5878	2.50	6/1/50	15
23	Fannie Mae, Pool #MA4423	2.50	9/1/41	21
25	Fannie Mae, Pool #FS0235	2.50	1/1/52	22
5	Fannie Mae, Pool #MA2789	2.50	10/1/36	5
8	Fannie Mae, Pool #MA3990	2.50	4/1/50	8
25	Fannie Mae, Pool #FS1340	2.50	3/1/52	22
24	Fannie Mae, Pool #BU5917	2.50	12/1/51	22
9	Fannie Mae, Pool #MA3902	2.50	12/1/49	8
13	Fannie Mae, Pool #BK2588	2.50	5/1/50	12
34	Fannie Mae, Pool #FM4638	2.50	10/1/50	30
8	Fannie Mae, Pool #AS4946	2.50	5/1/30	8
7	Fannie Mae, Pool #MA3246	2.50	1/1/33	7
13	Fannie Mae, Pool #BD8046	2.50	9/1/31	13
17	Fannie Mae, Pool #FM4231	2.50	9/1/50	16
12	Fannie Mae, Pool #AS8893	2.50	2/1/32	12
13	Fannie Mae, Pool #MA4075	2.50	7/1/35	13
19	Fannie Mae, Pool #BQ5110	2.50	11/1/50	17
22	Fannie Mae, Pool #CA8132	2.50	12/1/50	19
18	Fannie Mae, Pool #MA4256	2.50	2/1/51	16
24	Fannie Mae, Pool #MA4541	2.50	2/1/42	22
7	Fannie Mae, Pool #MA3827	2.50	11/1/34	7
23	Fannie Mae, Pool #MA4399	2.50	8/1/51	20
7	Fannie Mae, Pool #MA3765	2.50	9/1/49	6
8	Fannie Mae, Pool #MA3965	2.50	3/1/40	7
29	Fannie Mae, Pool #CA6304	2.50	7/1/50	26

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$23	Fannie Mae, Pool #CB1131	2.50	7/1/51	$20
24	Fannie Mae, Pool #FS0547	2.50	2/1/52	22
17	Fannie Mae, Pool #MA4210	2.50	12/1/50	16
23	Fannie Mae, Pool #MA4414	2.50	9/1/51	21
8	Fannie Mae, Pool #MA3930	2.50	2/1/35	8
11	Fannie Mae, Pool #MA1277	2.50	12/1/27	11
15	Fannie Mae, Pool #AB7391	2.50	12/1/42	14
18	Fannie Mae, Pool #FM4309	2.50	9/1/50	16
14	Fannie Mae, Pool #MA4096	2.50	8/1/50	13
13	Fannie Mae, Pool #MA4078	2.50	7/1/50	12
25	Fannie Mae, Pool #FS0030	2.50	4/1/51	22
24	Fannie Mae, Pool #FM8745	2.50	9/1/51	21
24	Fannie Mae, Pool #CB2523	2.50	1/1/52	22
23	Fannie Mae, Pool #FM8997	2.50	10/1/51	21
17	Fannie Mae, Pool #BC9041	2.50	11/1/31	16
17	Fannie Mae, Pool #MA4183	2.50	11/1/50	15
16	Fannie Mae, Pool #BQ0329	2.50	7/1/50	15
8	Fannie Mae, Pool #MA3833	2.50	11/1/49	7
6	Fannie Mae, Pool #FM2132	3.00	1/1/50	5
11	Fannie Mae, Pool #MA3802	3.00	10/1/49	10
4	Fannie Mae, Pool #MA3744	3.00	8/1/49	4
8	Fannie Mae, Pool #BD5545	3.00	10/1/46	7
5	Fannie Mae, Pool #FM1299	3.00	7/1/49	5
7	Fannie Mae, Pool #BO3192	3.00	10/1/49	7
10	Fannie Mae, Pool #MA4048	3.00	6/1/50	9
7	Fannie Mae, Pool #BO2201	3.00	9/1/49	7
7	Fannie Mae, Pool #MA3890	3.00	1/1/40	6
12	Fannie Mae, Pool #AS7908	3.00	9/1/46	11
15	Fannie Mae, Pool #BC9003	3.00	11/1/46	14
5	Fannie Mae, Pool #MA3774	3.00	9/1/49	5
10	Fannie Mae, Pool #BO7242	3.00	1/1/50	10
6	Fannie Mae, Pool #MA3871	3.00	12/1/49	6
9	Fannie Mae, Pool #CA5423	3.00	3/1/50	8
11	Fannie Mae, Pool #BP1932	3.00	4/1/50	10
4	Fannie Mae, Pool #MA3691	3.00	7/1/49	4
5	Fannie Mae, Pool #FM1585	3.00	9/1/49	5
25	Fannie Mae, Pool #BU8883	3.00	3/1/52	23
7	Fannie Mae, Pool #890566	3.00	12/1/43	6
9	Fannie Mae, Pool #CA5519	3.00	4/1/50	8
7	Fannie Mae, Pool #AS8074	3.00	10/1/46	6
24	Fannie Mae, Pool #BU1241	3.00	3/1/52	23
7	Fannie Mae, Pool #AS8739	3.00	2/1/37	7
15	Fannie Mae, Pool #MA3991	3.00	4/1/50	14
11	Fannie Mae, Pool #MA4079	3.00	7/1/50	10
9	Fannie Mae, Pool #B06219	3.00	12/1/49	8
7	Fannie Mae, Pool #MA2897	3.00	2/1/37	7
14	Fannie Mae, Pool #MA3834	3.00	11/1/49	13
4	Fannie Mae, Pool #AO7628	3.00	6/1/27	4

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$8	Fannie Mae, Pool #AZ2936	3.00	9/1/45	$8
6	Fannie Mae, Pool #BN7703	3.00	8/1/49	5
6	Fannie Mae, Pool #MA3339	3.00	4/1/33	6
6	Fannie Mae, Pool #MA3237	3.00	1/1/48	6
8	Fannie Mae, Pool #AS8414	3.00	11/1/46	8
6	Fannie Mae, Pool #MA3127	3.00	9/1/37	6
14	Fannie Mae, Pool #QB1382	3.00	7/1/50	14
11	Fannie Mae, Pool #AU3353	3.00	8/1/43	10
25	Fannie Mae, Pool #AT0682	3.00	4/1/43	24
26	Fannie Mae, Pool #AS0302	3.00	8/1/43	25
16	Fannie Mae, Pool #AL9865	3.00	2/1/47	15
19	Fannie Mae, Pool #AK0006	3.00	1/1/27	18
24	Fannie Mae, Pool #AB8897	3.00	4/1/43	23
10	Fannie Mae, Pool #MA3738	3.00	8/1/34	10
10	Fannie Mae, Pool #MA3897	3.00	1/1/35	10
21	Fannie Mae, Pool #AQ7920	3.00	12/1/42	20
11	Fannie Mae, Pool #FM3395	3.00	6/1/50	10
10	Fannie Mae, Pool #FM4317	3.00	9/1/50	9
6	Fannie Mae, Pool #MA3377	3.00	5/1/48	6
12	Fannie Mae, Pool #AS5977	3.00	10/1/30	12
3	Fannie Mae, Pool #BH8817	3.00	10/1/47	3
15	Fannie Mae, Pool #BC4764	3.00	10/1/46	14
7	Fannie Mae, Pool #MA2863	3.00	1/1/47	7
7	Fannie Mae, Pool #B08947	3.00	1/1/50	7
33	Fannie Mae, Pool #AO0752	3.00	4/1/42	32
10	Fannie Mae, Pool #AB2047	3.00	1/1/26	9
16	Fannie Mae, Pool #MA3937	3.00	2/1/50	15
7	Fannie Mae, Pool #FM1370	3.00	4/1/46	7
10	Fannie Mae, Pool #CA5668	3.00	5/1/50	9
12	Fannie Mae, Pool #BP6466	3.00	7/1/50	11
5	Fannie Mae, Pool #MA2523	3.00	2/1/36	5
10	Fannie Mae, Pool #AL9996	3.00	4/1/32	9
23	Fannie Mae, Pool #MA2246	3.00	4/1/30	23
24	Fannie Mae, Pool #CB3172	3.00	3/1/52	22
16	Fannie Mae, Pool #AY2961	3.00	5/1/45	15
16	Fannie Mae, Pool #BD2446	3.00	1/1/47	16
29	Fannie Mae, Pool #AS8483	3.00	12/1/46	27
5	Fannie Mae, Pool #MA2416	3.00	10/1/35	5
11	Fannie Mae, Pool #B09169	3.00	12/1/49	10
6	Fannie Mae, Pool #MA3831	3.00	11/1/39	5
10	Fannie Mae, Pool #MA1307	3.00	1/1/33	9
7	Fannie Mae, Pool #MA3905	3.00	1/1/50	6
31	Fannie Mae, Pool #AB7099	3.00	11/1/42	30
11	Fannie Mae, Pool #AL9263	3.00	10/1/46	10
13	Fannie Mae, Pool #AS8276	3.00	11/1/46	12
6	Fannie Mae, Pool #MA3210	3.50	12/1/49	6
8	Fannie Mae, Pool #AL1717	3.50	5/1/27	8
4	Fannie Mae, Pool #AS5596	3.50	8/1/45	4

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$3	Fannie Mae, Pool #MA3597	3.50	2/1/49	$3
5	Fannie Mae, Pool #BD5046	3.50	2/1/47	5
6	Fannie Mae, Pool #FM1001	3.50	11/1/48	5
11	Fannie Mae, Pool #MA3243	3.50	1/1/38	11
11	Fannie Mae, Pool #BJ4916	3.50	3/1/48	10
6	Fannie Mae, Pool #FM1566	3.50	11/1/48	6
3	Fannie Mae, Pool #MA3692	3.50	7/1/49	3
9	Fannie Mae, Pool #BP1947	3.50	4/1/50	8
8	Fannie Mae, Pool #BC1158	3.50	2/1/46	7
3	Fannie Mae, Pool #MA3614	3.50	3/1/49	3
6	Fannie Mae, Pool #BM2000	3.50	5/1/49	6
6	Fannie Mae, Pool #MA2389	3.50	9/1/35	6
5	Fannie Mae, Pool #MA3906	3.50	1/1/50	5
4	Fannie Mae, Pool #MA2522	3.50	2/1/46	4
15	Fannie Mae, Pool #MA2125	3.50	12/1/44	15
12	Fannie Mae, Pool #AJ1886	3.50	3/1/42	12
27	Fannie Mae, Pool #AB6017	3.50	8/1/42	27
3	Fannie Mae, Pool #MA3494	3.50	10/1/48	3
14	Fannie Mae, Pool #AB5511	3.50	7/1/42	14
7	Fannie Mae, Pool #AS7388	3.50	6/1/46	7
4	Fannie Mae, Pool #BA1893	3.50	8/1/45	4
53	Fannie Mae, Pool #AO2548	3.50	4/1/42	51
5	Fannie Mae, Pool #MA3305	3.50	3/1/48	5
5	Fannie Mae, Pool #MA3148	3.50	10/1/47	5
8	Fannie Mae, Pool #MA3026	3.50	6/1/47	8
21	Fannie Mae, Pool #AS3133	3.50	8/1/44	21
29	Fannie Mae, Pool #AQ0546	3.50	11/1/42	28
10	Fannie Mae, Pool #MA1980	3.50	8/1/44	10
8	Fannie Mae, Pool #AS0024	3.50	7/1/43	8
7	Fannie Mae, Pool #AS7491	3.50	7/1/46	6
7	Fannie Mae, Pool #MA3520	3.50	10/1/48	7
5	Fannie Mae, Pool #MA3059	3.50	7/1/37	5
5	Fannie Mae, Pool #ZA5052	3.50	11/1/47	5
3	Fannie Mae, Pool #MA3637	3.50	4/1/49	3
4	Fannie Mae, Pool #MA3775	3.50	9/1/49	4
6	Fannie Mae, Pool #BK9038	3.50	10/1/33	6
5	Fannie Mae, Pool #MA3057	3.50	7/1/47	5
4	Fannie Mae, Pool #MA3663	3.50	5/1/49	3
3	Fannie Mae, Pool #BM5485	3.50	2/1/49	3
5	Fannie Mae, Pool #MA3835	3.50	11/1/49	5
10	Fannie Mae, Pool #AS4772	3.50	4/1/45	10
10	Fannie Mae, Pool #AZ0862	3.50	7/1/45	9
4	Fannie Mae, Pool #AS6394	3.50	12/1/45	4
7	Fannie Mae, Pool #FM1911	3.50	7/1/48	7
4	Fannie Mae, Pool #AS4236	3.50	1/1/45	4
6	Fannie Mae, Pool #BJ3716	3.50	12/1/47	6
6	Fannie Mae, Pool #BC0443	3.50	12/1/45	6
9	Fannie Mae, Pool #MA2706	3.50	8/1/46	9

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$10	Fannie Mae, Pool #MA3182	3.50	11/1/47	$9
5	Fannie Mae, Pool #BM4703	3.50	2/1/48	5
11	Fannie Mae, Pool #BM1568	3.50	7/1/47	11
11	Fannie Mae, Pool #BC2926	3.50	3/1/46	10
3	Fannie Mae, Pool #CA4026	3.50	5/1/49	3
4	Fannie Mae, Pool #MA3745	3.50	8/1/49	4
6	Fannie Mae, Pool #BA3123	3.50	2/1/46	6
8	Fannie Mae, Pool #AB2052	3.50	1/1/26	8
7	Fannie Mae, Pool #AS6102	3.50	11/1/45	7
14	Fannie Mae, Pool #AS4771	3.50	4/1/45	13
4	Fannie Mae, Pool #FM0020	3.50	7/1/49	4
6	Fannie Mae, Pool #AS9831	4.00	6/1/47	6
6	Fannie Mae, Pool #AS3452	4.00	9/1/44	6
8	Fannie Mae, Pool #MA3121	4.00	9/1/47	8
7	Fannie Mae, Pool #AU8849	4.00	11/1/43	7
4	Fannie Mae, Pool #AS8532	4.00	12/1/46	4
5	Fannie Mae, Pool #BD7165	4.00	4/1/47	5
14	Fannie Mae, Pool #BK7943	4.00	11/1/48	14
9	Fannie Mae, Pool #AS3467	4.00	10/1/44	9
3	Fannie Mae, Pool #AY9901	4.00	7/1/45	3
8	Fannie Mae, Pool #BM2002	4.00	10/1/47	8
12	Fannie Mae, Pool #AL8139	4.00	2/1/32	12
11	Fannie Mae, Pool #BM1066	4.00	2/1/47	11
11	Fannie Mae, Pool #AS3468	4.00	10/1/44	11
18	Fannie Mae, Pool #AO2959	4.00	5/1/42	18
5	Fannie Mae, Pool #MA3277	4.00	2/1/48	5
5	Fannie Mae, Pool #AS7600	4.00	7/1/46	5
5	Fannie Mae, Pool #FM1960	4.00	5/1/49	5
21	Fannie Mae, Pool #AJ5303	4.00	11/1/41	21
4	Fannie Mae, Pool #CA0183	4.00	8/1/47	4
2	Fannie Mae, Pool #MA3592	4.00	2/1/49	2
3	Fannie Mae, Pool #MA3615	4.00	3/1/49	3
3	Fannie Mae, Pool #MA3638	4.00	4/1/49	3
3	Fannie Mae, Pool #BM4991	4.00	9/1/48	3
4	Fannie Mae, Pool #MA3746	4.00	8/1/49	4
8	Fannie Mae, Pool #MA2995	4.00	5/1/47	8
4	Fannie Mae, Pool #MA3183	4.00	11/1/47	4
3	Fannie Mae, Pool #BK0909	4.00	7/1/48	3
3	Fannie Mae, Pool #BK0920	4.00	7/1/48	3
4	Fannie Mae, Pool #BD7060	4.00	3/1/47	4
4	Fannie Mae, Pool #MA3563	4.00	1/1/49	4
6	Fannie Mae, Pool #MA3804	4.00	10/1/49	6
4	Fannie Mae, Pool #MA2415	4.00	10/1/45	4
4	Fannie Mae, Pool #FM1571	4.00	12/1/48	4
4	Fannie Mae, Pool #FM1415	4.00	12/1/48	4
7	Fannie Mae, Pool #AS9314	4.00	3/1/47	7
14	Fannie Mae, Pool #AC7328	4.00	12/1/39	14
3	Fannie Mae, Pool #AV0606	4.00	11/1/43	3

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$10	Fannie Mae, Pool #AS8823	4.00	2/1/47	$10
4	Fannie Mae, Pool #FM0021	4.00	3/1/49	4
5	Fannie Mae, Pool #BE8373	4.00	2/1/47	5
37	Fannie Mae, Pool #190405	4.00	10/1/40	37
10	Fannie Mae, Pool #AH6242	4.00	4/1/26	10
6	Fannie Mae, Pool #AS7558	4.00	7/1/46	6
9	Fannie Mae, Pool #BM4306	4.00	9/1/25	9
3	Fannie Mae, Pool #MA3521	4.00	11/1/48	3
10	Fannie Mae, Pool #AX0841	4.00	9/1/44	10
6	Fannie Mae, Pool #BN6677	4.00	6/1/49	6
4	Fannie Mae, Pool #BN0334	4.00	12/1/48	4
10	Fannie Mae, Pool #MA0534	4.00	10/1/30	10
3	Fannie Mae, Pool #CA2316	4.00	7/1/48	3
5	Fannie Mae, Pool #AZ7362	4.00	11/1/45	5
4	Fannie Mae, Pool #AZ1210	4.00	5/1/45	4
6	Fannie Mae, Pool #AS2751	4.50	6/1/44	6
2	Fannie Mae, Pool #BE6489	4.50	1/1/47	2
12	Fannie Mae, Pool #MA3184	4.50	11/1/47	13
12	Fannie Mae, Pool #AS9394	4.50	4/1/47	13
5	Fannie Mae, Pool #CA0623	4.50	10/1/47	5
24	Fannie Mae, Pool #AE0217	4.50	8/1/40	25
2	Fannie Mae, Pool #BK6328	4.50	6/1/48	2
7	Fannie Mae, Pool #AL6567	4.50	10/1/44	8
8	Fannie Mae, Pool #MA3747	4.50	8/1/49	8
19	Fannie Mae, Pool #AE0954	4.50	2/1/41	20
2	Fannie Mae, Pool #BN4309	4.50	1/1/49	3
3	Fannie Mae, Pool #MA3537	4.50	12/1/48	3
3	Fannie Mae, Pool #BK4850	4.50	5/1/48	3
4	Fannie Mae, Pool #CA1711	4.50	5/1/48	4
6	Fannie Mae, Pool #BM3286	4.50	11/1/47	6
3	Fannie Mae, Pool #BH3310	4.50	5/1/47	3
5	Fannie Mae, Pool #AU9017	4.50	9/1/43	5
28	Fannie Mae, Pool #AL1107	4.50	11/1/41	28
1	Fannie Mae, Pool #930998	4.50	4/1/29	1
4	Fannie Mae, Pool #MA3639	4.50	4/1/49	4
3	Fannie Mae, Pool #890603	5.00	8/1/41	3
5	Fannie Mae, Pool #725027	5.00	11/1/33	5
24	Fannie Mae, Pool #889117	5.00	10/1/35	25
11	Fannie Mae, Pool #725238	5.00	3/1/34	12
5	Fannie Mae, Pool #BM3904	5.00	5/1/48	5
5	Fannie Mae, Pool #890221	5.50	12/1/33	5
28	Fannie Mae, Pool #725228	6.00	3/1/34	30
11	Fannie Mae, Pool #959451	6.00	12/1/37	12
14	Fannie Mae, Pool #AE0442	6.50	1/1/39	16
75	Fannie Mae, 15 YR TBA	1.50	7/25/37	67
75	Fannie Mae, 15 YR TBA	2.00	7/25/37	69
25	Fannie Mae, 15 YR TBA	2.50	7/25/37	24
25	Fannie Mae, 30 YR TBA	2.00	7/25/52	22

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$100	Fannie Mae, 30 YR TBA	2.50	7/25/52	$89
150	Fannie Mae, 30 YR TBA	3.00	7/25/52	139
25	Fannie Mae, 30 YR TBA	3.00	8/25/51	23
50	Fannie Mae, 30 YR TBA	3.50	8/25/52	47
50	Fannie Mae, 30 YR TBA	3.50	7/25/52	47
50	Fannie Mae, 30 YR TBA, TBA	4.00	8/25/51	48
25	Fannie Mae, 30 YR TBA	4.00	7/25/52	25
19	Federal National Mortgage Association, Pool #MA4205	1.50	12/1/35	17
22	Federal National Mortgage Association, Pool #CA8893	2.00	2/1/51	19
47	Freddie Mac, Pool #SD8154	1.50	6/1/51	39
46	Freddie Mac, Pool #QC0962	1.50	4/1/51	38
20	Freddie Mac, Pool #SB8088	1.50	2/1/36	18
24	Freddie Mac, Pool #SB8144	1.50	3/1/37	22
23	Freddie Mac, Pool #RB5110	1.50	5/1/41	19
21	Freddie Mac, Pool #SB8097	1.50	4/1/36	19
24	Freddie Mac, Pool #QN9521	1.50	2/1/37	22
47	Freddie Mac, Pool #SD8160	2.00	8/1/51	41
24	Freddie Mac, Pool #QC7473	2.00	9/1/51	21
49	Freddie Mac, Pool #SD8188	2.00	1/1/52	42
44	Freddie Mac, Pool #RA4986	2.00	4/1/51	38
24	Freddie Mac, Pool #RA5155	2.00	5/1/51	21
36	Freddie Mac, Pool #SB8079	2.00	12/1/35	34
48	Freddie Mac, Pool #SD8177	2.00	10/1/51	42
20	Freddie Mac, Pool #RB5095	2.00	12/1/40	18
18	Freddie Mac, Pool #RC1727	2.00	12/1/35	17
45	Freddie Mac, Pool #QB6893	2.00	12/1/50	39
25	Freddie Mac, Pool #QD5748	2.00	2/1/52	21
23	Freddie Mac, Pool #SB8128	2.00	11/1/36	22
41	Freddie Mac, Pool #SD8113	2.00	12/1/50	36
21	Freddie Mac, Pool #SB8510	2.00	2/1/36	20
15	Freddie Mac, Pool #ZS7735	2.00	1/1/32	14
49	Freddie Mac, Pool #SD8193	2.00	2/1/52	42
21	Freddie Mac, Pool #SD8121	2.00	12/1/50	18
24	Freddie Mac, Pool #SD8172	2.00	9/1/51	21
48	Freddie Mac, Pool #RA6507	2.00	12/1/51	42
21	Freddie Mac, Pool #SB8107	2.00	5/1/36	20
22	Freddie Mac, Pool #SD8146	2.00	5/1/51	20
45	Freddie Mac, Pool #SD7537	2.00	3/1/51	39
20	Freddie Mac, Pool #QB3926	2.00	10/1/50	18
45	Freddie Mac, Pool #QC1075	2.00	4/1/51	39
23	Freddie Mac, Pool #QC3597	2.00	6/1/51	20
15	Freddie Mac, Pool #SB8061	2.00	9/1/35	14
46	Freddie Mac, Pool #QC1333	2.00	5/1/51	39
24	Freddie Mac, Pool #QC4423	2.00	7/1/51	20
46	Freddie Mac, Pool #QC3697	2.00	6/1/51	40
45	Freddie Mac, Pool #QC0423	2.00	4/1/51	39
21	Freddie Mac, Pool #RA3575	2.00	9/1/50	18
23	Freddie Mac, Pool #SD8079	2.00	7/1/50	20

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$23	Freddie Mac, Pool #RA5257	2.00	5/1/51	$20
23	Freddie Mac, Pool #RA5040	2.00	4/1/51	20
43	Freddie Mac, Pool #QB7708	2.00	1/1/51	37
20	Freddie Mac, Pool #RA3205	2.00	8/1/50	17
22	Freddie Mac, Pool #RA4214	2.00	12/1/50	19
24	Freddie Mac, Pool #RA3328	2.00	8/1/50	21
24	Freddie Mac, Pool #SD8098	2.00	10/1/50	20
42	Freddie Mac, Pool #SD8128	2.00	2/1/51	37
20	Freddie Mac, Pool #QB3716	2.00	9/1/50	17
45	Freddie Mac, Pool #QB8064	2.00	1/1/51	39
10	Freddie Mac, Pool #J25686	2.00	9/1/28	10
25	Freddie Mac, Pool #SD8199	2.00	3/1/52	21
23	Freddie Mac, Pool #RB5121	2.00	7/1/41	21
22	Freddie Mac, Pool #RB5114	2.00	6/1/41	20
44	Freddie Mac, Pool #QB9896	2.00	3/1/51	39
22	Freddie Mac, Pool #SB8115	2.00	8/1/36	21
24	Freddie Mac, Pool #RA6025	2.00	10/1/51	21
25	Freddie Mac, Pool #QO0110	2.00	4/1/37	23
24	Freddie Mac, Pool #QD0433	2.00	11/1/51	21
24	Freddie Mac, Pool #QC6925	2.00	9/1/51	21
24	Freddie Mac, Pool #RA6333	2.00	11/1/51	21
47	Freddie Mac, Pool #QC6815	2.00	9/1/51	41
48	Freddie Mac, Pool #QD1254	2.00	11/1/51	42
35	Freddie Mac, Pool #RA2634	2.50	5/1/50	32
16	Freddie Mac, Pool #RA2897	2.50	6/1/50	15
22	Freddie Mac, Pool #SD0578	2.50	3/1/51	19
18	Freddie Mac, Pool #SD8122	2.50	1/1/51	16
18	Freddie Mac, Pool #RA2645	2.50	6/1/50	16
8	Freddie Mac, Pool #RB5043	2.50	4/1/40	7
22	Freddie Mac, Pool #RA3528	2.50	9/1/50	20
17	Freddie Mac, Pool #QB3287	2.50	8/1/50	15
16	Freddie Mac, Pool #SD8099	2.50	10/1/50	15
24	Freddie Mac, Pool #QD5204	2.50	1/1/52	22
47	Freddie Mac, Pool #QC9156	2.50	10/1/51	43
49	Freddie Mac, Pool #SD1011	2.50	4/1/52	44
25	Freddie Mac, Pool #G18611	2.50	9/1/31	24
22	Freddie Mac, Pool #RA5286	2.50	5/1/51	19
23	Freddie Mac, Pool #SD8167	2.50	9/1/51	21
35	Freddie Mac, Pool #SD8114	2.50	12/1/50	31
8	Freddie Mac, Pool #G07445	2.50	7/1/43	8
8	Freddie Mac, Pool #ZS8692	2.50	4/1/33	8
17	Freddie Mac, Pool #ZS4687	2.50	11/1/46	15
8	Freddie Mac, Pool #ZK8425	2.50	12/1/31	7
12	Freddie Mac, Pool #RB5054	2.50	6/1/40	11
24	Freddie Mac, Pool #RA6340	2.50	11/1/51	22
18	Freddie Mac, Pool #SD8129	2.50	2/1/51	16
48	Freddie Mac, Pool #SD8183	2.50	12/1/51	43
22	Freddie Mac, Pool #SD8151	2.50	6/1/51	20

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$24	Freddie Mac, Pool #SD8189	2.50	1/1/52	$22
49	Freddie Mac, Pool #RA6493	2.50	12/1/51	44
18	Freddie Mac, Pool #RA4070	2.50	11/1/50	16
23	Freddie Mac, Pool #RA6019	2.50	10/1/51	21
25	Freddie Mac, Pool #SD8205	2.50	4/1/52	22
23	Freddie Mac, Pool #SD8021	2.50	9/1/49	21
18	Freddie Mac, Pool #QB3703	2.50	9/1/50	17
24	Freddie Mac, Pool #RA5802	2.50	9/1/51	21
33	Freddie Mac, Pool #SB8045	2.50	5/1/35	32
22	Freddie Mac, Pool #QC2251	2.50	5/1/51	20
15	Freddie Mac, Pool #RA2595	2.50	5/1/50	13
21	Freddie Mac, Pool #SD8147	2.50	5/1/51	19
24	Freddie Mac, Pool #RA6621	2.50	1/1/52	22
46	Freddie Mac, Pool #RA5832	2.50	9/1/51	41
42	Freddie Mac, Pool #SD0412	2.50	8/1/50	38
35	Freddie Mac, Pool #RA2643	2.50	6/1/50	32
16	Freddie Mac, Pool #G18485	2.50	10/1/28	15
41	Freddie Mac, Pool #SD8141	2.50	4/1/51	37
16	Freddie Mac, Pool #G18470	2.50	6/1/28	16
49	Freddie Mac, Pool #SD8194	2.50	2/1/52	44
19	Freddie Mac, Pool #RA4527	2.50	2/1/51	17
15	Freddie Mac, Pool #SD8083	2.50	8/1/50	13
7	Freddie Mac, Pool #G18687	2.50	5/1/33	6
23	Freddie Mac, Pool #QC7457	2.50	9/1/51	21
20	Freddie Mac, Pool #ZS8483	2.50	3/1/28	19
8	Freddie Mac, Pool #G18635	2.50	3/1/32	8
25	Freddie Mac, Pool #QE2352	2.50	5/1/52	22
24	Freddie Mac, Pool #RA6815	2.50	2/1/52	22
8	Freddie Mac, Pool #SD8055	2.50	4/1/50	8
22	Freddie Mac, Pool #QC2031	2.50	5/1/51	19
9	Freddie Mac, Pool #QA5290	2.50	12/1/49	8
25	Freddie Mac, Series K-1514, Class - A2, Callable 10/25/34 @ 100.00	2.86	10/25/34	23
38	Freddie Mac, Pool #C09035	3.00	4/1/43	36
6	Freddie Mac, Pool #C91927	3.00	5/1/37	6
8	Freddie Mac, Pool #G61680	3.00	4/1/47	7
44	Freddie Mac, Pool #SD8174	3.00	10/1/51	41
1	Freddie Mac, Pool #J25193	3.00	8/1/23	1
6	Freddie Mac, Pool #QA1033	3.00	7/1/49	5
19	Freddie Mac, Pool #G60989	3.00	12/1/46	17
7	Freddie Mac, Pool #ZM2169	3.00	11/1/46	7
11	Freddie Mac, Pool #G15145	3.00	7/1/29	11
4	Freddie Mac, Pool #G18518	3.00	7/1/29	4
13	Freddie Mac, Pool #SD8030	3.00	11/1/49	13
13	Freddie Mac, Pool #G18663	3.00	10/1/32	13
7	Freddie Mac, Pool #ZM2089	3.00	11/1/46	7
7	Freddie Mac, Pool #ZM2721	3.00	2/1/47	7
8	Freddie Mac, Pool #J36428	3.00	2/1/32	8
27	Freddie Mac, Pool #ZS4511	3.00	3/1/43	25

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$39	Freddie Mac, Pool #ZS4522	3.00	7/1/43	$37
25	Freddie Mac, Pool #QD9881	3.00	3/1/52	23
9	Freddie Mac, Pool #SB8046	3.00	5/1/35	9
17	Freddie Mac, Pool #ZA2304	3.00	6/1/33	16
17	Freddie Mac, Pool #ZS4606	3.00	3/1/45	17
12	Freddie Mac, Pool #ZS4658	3.00	4/1/46	11
16	Freddie Mac, Pool #ZS4706	3.00	3/1/47	15
11	Freddie Mac, Pool #SD8074	3.00	7/1/50	10
7	Freddie Mac, Pool #SD8056	3.00	4/1/50	7
5	Freddie Mac, Pool #G08635	3.00	4/1/45	5
28	Freddie Mac, Pool #ZS4697	3.00	1/1/47	27
6	Freddie Mac, Pool #ZS4688	3.00	11/1/46	6
10	Freddie Mac, Pool #QA8065	3.00	3/1/50	9
8	Freddie Mac, Pool #J38057	3.00	12/1/32	8
13	Freddie Mac, Pool #G08737	3.00	12/1/46	13
6	Freddie Mac, Pool #G08803	3.00	3/1/48	5
6	Freddie Mac, Pool #G18601	3.00	5/1/31	6
5	Freddie Mac, Pool #C91809	3.00	2/1/35	5
11	Freddie Mac, Pool #QA9049	3.00	4/1/50	11
13	Freddie Mac, Pool #ZS4618	3.50	6/1/45	13
8	Freddie Mac, Pool #G08761	3.50	5/1/47	8
4	Freddie Mac, Pool #SD8001	3.50	7/1/49	4
3	Freddie Mac, Pool #ZS4771	3.50	6/1/48	3
25	Freddie Mac, Pool #SD8214	3.50	5/1/52	24
5	Freddie Mac, Pool #ZA5128	3.50	12/1/47	5
6	Freddie Mac, Pool #ZM4908	3.50	11/1/47	5
7	Freddie Mac, Pool #SD8011	3.50	9/1/49	7
8	Freddie Mac, Pool #ZS4651	3.50	3/1/46	8
6	Freddie Mac, Pool #G08620	3.50	12/1/44	6
9	Freddie Mac, Pool #RA2469	3.50	4/1/50	9
9	Freddie Mac, Pool #RA1508	3.50	10/1/49	9
5	Freddie Mac, Pool #ZS4599	3.50	1/1/45	4
4	Freddie Mac, Pool #ZS4713	3.50	4/1/47	4
16	Freddie Mac, Pool #ZS4642	3.50	12/1/45	16
9	Freddie Mac, Pool #G08698	3.50	3/1/46	8
3	Freddie Mac, Pool #Q57871	3.50	8/1/48	3
4	Freddie Mac, Pool #J14069	3.50	1/1/26	4
7	Freddie Mac, Pool #Q43933	3.50	10/1/46	7
5	Freddie Mac, Pool #V83453	3.50	10/1/47	5
18	Freddie Mac, Pool #G08636	3.50	4/1/45	17
9	Freddie Mac, Pool #G61148	3.50	9/1/47	9
15	Freddie Mac, Pool #Q09896	3.50	8/1/42	15
9	Freddie Mac, Pool #G08687	3.50	1/1/46	8
10	Freddie Mac, Pool #SB8007	3.50	9/1/34	10
15	Freddie Mac, Pool #C91456	3.50	6/1/32	15
7	Freddie Mac, Pool #Q53176	3.50	12/1/47	7
4	Freddie Mac, Pool #ZS4659	3.50	4/1/46	4
35	Freddie Mac, Pool #ZS4487	3.50	6/1/42	34

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$4	Freddie Mac, Pool #G08770	3.50	7/1/47	$4
8	Freddie Mac, Pool #G08784	3.50	10/1/47	7
7	Freddie Mac, Pool #J30284	3.50	11/1/29	7
19	Freddie Mac, Pool #G08554	3.50	10/1/43	19
14	Freddie Mac, Pool #C03759	3.50	2/1/42	13
4	Freddie Mac, Pool #G08627	3.50	2/1/45	4
17	Freddie Mac, Pool #ZL7781	4.00	2/1/44	17
3	Freddie Mac, Pool #ZT2106	4.00	3/1/49	3
7	Freddie Mac, Pool #C91395	4.00	9/1/31	7
15	Freddie Mac, Pool #G08637	4.00	4/1/45	15
5	Freddie Mac, Pool #G08801	4.00	2/1/48	5
11	Freddie Mac, Pool #G08606	4.00	9/1/44	12
9	Freddie Mac, Pool #SD8070	4.00	6/1/50	9
10	Freddie Mac, Pool #G08567	4.00	1/1/44	10
9	Freddie Mac, Pool #ZS4631	4.00	9/1/45	9
3	Freddie Mac, Pool #ZA6946	4.00	5/1/49	3
3	Freddie Mac, Pool #ZT1840	4.00	9/1/48	3
8	Freddie Mac, Pool #G08563	4.00	1/1/44	8
8	Freddie Mac, Pool #ZS4708	4.00	3/1/47	8
6	Freddie Mac, Pool #SD0290	4.00	4/1/50	6
11	Freddie Mac, Pool #A96286	4.00	1/1/41	11
16	Freddie Mac, Pool #G06506	4.00	12/1/40	16
9	Freddie Mac, Pool #ZA4988	4.00	8/1/47	8
5	Freddie Mac, Pool #G08771	4.00	7/1/47	5
8	Freddie Mac, Pool #G08775	4.00	8/1/47	8
6	Freddie Mac, Pool #ZT1320	4.00	11/1/48	6
7	Freddie Mac, Pool #Q58680	4.00	9/1/48	7
5	Freddie Mac, Pool #G08781	4.50	9/1/47	5
3	Freddie Mac, Pool #ZS4774	4.50	5/1/48	3
5	Freddie Mac, Pool #C09059	4.50	3/1/44	5
6	Freddie Mac, Pool #A97186	4.50	3/1/41	6
16	Freddie Mac, Pool #G01890	4.50	10/1/35	16
1	Freddie Mac, Pool #C90686	4.50	6/1/23	1
5	Freddie Mac, Pool #Q58217	4.50	9/1/48	5
6	Freddie Mac, Pool #Q52321	4.50	11/1/47	6
20	Freddie Mac, Pool #A97692	4.50	3/1/41	20
4	Freddie Mac, Pool #G08838	5.00	9/1/48	4
8	Freddie Mac, Pool #ZT1779	5.00	3/1/49	8
11	Freddie Mac, Pool #G05904	5.00	9/1/39	11
10	Freddie Mac, Pool #G04817	5.00	9/1/38	10
10	Freddie Mac, Pool #G01962	5.00	12/1/35	11
17	Freddie Mac, Pool #G01665	5.50	3/1/34	18
11	Freddie Mac, Pool #G02794	6.00	5/1/37	12
5	Freddie Mac, Pool #G03616	6.00	12/1/37	6
2	Freddie Mac, Pool #C90989	6.00	9/1/26	2
24	Government National Mortgage Association, Pool #MA7588	2.00	9/20/51	21
46	Government National Mortgage Association, Pool #MA7471	2.00	7/20/51	40
48	Government National Mortgage Association, Pool #MA7704	2.00	11/20/51	43

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$42	Government National Mortgage Association, Pool #MA7254	2.00	3/20/51	$37
20	Government National Mortgage Association, Pool #MA7051	2.00	12/20/50	18
38	Government National Mortgage Association, Pool #MA6930	2.00	10/20/50	34
37	Government National Mortgage Association, Pool #MA6864	2.00	9/20/50	33
22	Government National Mortgage Association, Pool #MA7311	2.00	4/20/51	19
22	Government National Mortgage Association, Pool #MA7366	2.00	5/20/51	19
24	Government National Mortgage Association, Pool #MA7826	2.00	1/20/52	22
20	Government National Mortgage Association, Pool #MA7135	2.00	1/20/51	18
23	Government National Mortgage Association, Pool #MA6994	2.00	11/20/50	21
24	Government National Mortgage Association, Pool #MA7766	2.00	12/20/51	22
25	Government National Mortgage Association, Pool #MA7935	2.00	3/20/52	22
20	Government National Mortgage Association, Pool #MA7312	2.50	4/20/51	19
24	Government National Mortgage Association, Pool #MA7767	2.50	12/20/51	22
11	Government National Mortgage Association, Pool #MA6655	2.50	5/20/50	10
23	Government National Mortgage Association, Pool #MA7589	2.50	9/20/51	21
21	Government National Mortgage Association, Pool #MA7136	2.50	1/20/51	20
39	Government National Mortgage Association, Pool #MA7255	2.50	3/20/51	36
25	Government National Mortgage Association, Pool #MA8042	2.50	5/20/52	23
25	Government National Mortgage Association, Pool #MA7936	2.50	3/20/52	23
16	Government National Mortgage Association, Pool #MA6995	2.50	11/20/50	15
40	Government National Mortgage Association, Pool #MA6865	2.50	9/20/50	37
23	Government National Mortgage Association, Pool #MA7534	2.50	8/20/51	21
8	Government National Mortgage Association, Pool #MA6540	2.50	3/20/50	8
3	Government National Mortgage Association, Pool #AA8341	2.50	2/15/28	3
7	Government National Mortgage Association, Pool #MA4355	2.50	4/20/32	7
26	Government National Mortgage Association, Pool #MA4260	2.50	2/20/47	24
25	Government National Mortgage Association, Pool #MA7987	2.50	4/20/52	23
16	Government National Mortgage Association, Pool #MA6931	2.50	10/20/50	14
5	Government National Mortgage Association, Pool #MA1155	2.50	7/20/43	5
25	Government National Mortgage Association, Pool #MA7881	2.50	2/20/52	23
22	Government National Mortgage Association, Pool #MA7418	2.50	6/20/51	20
45	Government National Mortgage Association, Pool #MA7472	2.50	7/20/51	42
37	Government National Mortgage Association, Pool #MA7193	2.50	2/20/51	34
24	Government National Mortgage Association, Pool #MA6709	2.50	6/20/50	22
7	Government National Mortgage Association, Pool #MA4194	2.50	1/20/47	6
29	Government National Mortgage Association, Pool #MA6819	2.50	8/20/50	26
48	Government National Mortgage Association, Pool #MA7649	2.50	10/20/51	44
8	Government National Mortgage Association, Pool #MA0205	3.00	7/20/27	7
9	Government National Mortgage Association, Pool #AA5897	3.00	12/15/42	9
7	Government National Mortgage Association, Pool #MA6283	3.00	11/20/49	6
9	Government National Mortgage Association, Pool #MA3662	3.00	5/20/46	9
10	Government National Mortgage Association, Pool #MA3936	3.00	9/20/46	10
6	Government National Mortgage Association, Pool #MA3873	3.00	8/20/46	5
9	Government National Mortgage Association, Pool #MA2960	3.00	7/20/45	8
8	Government National Mortgage Association, Pool #MA3243	3.00	11/20/45	8
14	Government National Mortgage Association, Pool #MA4003	3.00	10/20/46	14
7	Government National Mortgage Association, Pool #MA6338	3.00	12/20/49	7
7	Government National Mortgage Association, Pool #MA4509	3.00	6/20/47	6

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$11	Government National Mortgage Association, Pool #MA4777	3.00	10/20/47	$10
14	Government National Mortgage Association, Pool #MA6474	3.00	2/20/50	13
20	Government National Mortgage Association, Pool #MA6656	3.00	5/20/50	19
9	Government National Mortgage Association, Pool #MA6599	3.00	4/20/50	8
12	Government National Mortgage Association, Pool #MA4320	3.00	3/20/47	11
10	Government National Mortgage Association, Pool #MA6710	3.00	6/20/50	10
15	Government National Mortgage Association, Pool #MA5018	3.00	2/20/48	14
18	Government National Mortgage Association, Pool #MA0461	3.00	10/20/42	17
12	Government National Mortgage Association, Pool #MA2520	3.00	1/20/45	11
17	Government National Mortgage Association, Pool #MA4899	3.00	12/20/47	16
17	Government National Mortgage Association, Pool #MA1011	3.00	5/20/43	16
17	Government National Mortgage Association, Pool #MA0851	3.00	3/20/43	16
7	Government National Mortgage Association, Pool #MA6409	3.00	1/20/50	7
22	Government National Mortgage Association, Pool #MA6766	3.00	7/20/50	21
6	Government National Mortgage Association, Pool #MA5815	3.00	3/20/49	5
7	Government National Mortgage Association, Pool #MA6089	3.00	8/20/49	6
10	Government National Mortgage Association, Pool #MA3802	3.00	7/20/46	9
13	Government National Mortgage Association, Pool #MA3375	3.00	1/20/46	12
12	Government National Mortgage Association, Pool #MA6820	3.00	8/20/50	11
6	Government National Mortgage Association, Pool #MA4068	3.00	11/20/46	6
8	Government National Mortgage Association, Pool #MA4126	3.00	12/20/46	7
6	Government National Mortgage Association, Pool #MA4261	3.00	2/20/47	6
9	Government National Mortgage Association, Pool #MA4836	3.00	11/20/47	9
21	Government National Mortgage Association, Pool #MA1447	3.00	11/20/43	20
25	Government National Mortgage Association, Pool #MA6218	3.00	10/20/49	24
24	Government National Mortgage Association, Pool #AA6149	3.00	3/20/43	23
4	Government National Mortgage Association, Pool #MA3596	3.00	4/20/46	4
9	Government National Mortgage Association, Pool #MA4195	3.00	1/20/47	8
9	Government National Mortgage Association, Pool #MA3309	3.00	12/20/45	8
12	Government National Mortgage Association, Pool #MA3735	3.00	6/20/46	11
9	Government National Mortgage Association, Pool #MA4382	3.50	4/20/47	9
14	Government National Mortgage Association, Pool #MA0934	3.50	4/20/43	14
5	Government National Mortgage Association, Pool #MA6339	3.50	12/20/49	5
9	Government National Mortgage Association, Pool #MA4321	3.50	3/20/47	9
14	Government National Mortgage Association, Pool #MA0318	3.50	8/20/42	14
18	Government National Mortgage Association, Pool #MA0220	3.50	7/20/42	17
6	Government National Mortgage Association, Pool #AJ0411	3.50	9/15/44	6
8	Government National Mortgage Association, Pool #MA3736	3.50	6/20/46	8
6	Government National Mortgage Association, Pool #AC3938	3.50	1/15/43	5
5	Government National Mortgage Association, Pool #MA4778	3.50	10/20/47	5
9	Government National Mortgage Association, Pool #MA3874	3.50	8/20/46	9
9	Government National Mortgage Association, Pool #MA4262	3.50	2/20/47	9
8	Government National Mortgage Association, Pool #MA4586	3.50	7/20/47	8
7	Government National Mortgage Association, Pool #MA5019	3.50	2/20/48	7
8	Government National Mortgage Association, Pool #MA3310	3.50	12/20/45	8
8	Government National Mortgage Association, Pool #MA3803	3.50	7/20/46	8
9	Government National Mortgage Association, Pool #MA4510	3.50	6/20/47	9
4	Government National Mortgage Association, Pool #MA5762	3.50	2/20/49	4

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$8	Government National Mortgage Association, Pool #MA5875	3.50	4/20/49	$8
9	Government National Mortgage Association, Pool #MA4004	3.50	10/20/46	9
6	Government National Mortgage Association, Pool #AM4971	3.50	4/20/45	6
5	Government National Mortgage Association, Pool #MA4837	3.50	11/20/47	5
26	Government National Mortgage Association, Pool #MA0462	3.50	10/20/42	26
11	Government National Mortgage Association, Pool #MA4127	3.50	12/20/46	11
5	Government National Mortgage Association, Pool #MA1574	3.50	1/20/29	5
7	Government National Mortgage Association, Pool #MA2961	3.50	7/20/45	7
8	Government National Mortgage Association, Pool #MA3376	3.50	1/20/46	8
8	Government National Mortgage Association, Pool #MA3597	3.50	4/20/46	8
10	Government National Mortgage Association, Pool #MA4652	3.50	8/20/47	10
6	Government National Mortgage Association, Pool #MA2826	3.50	5/20/45	6
19	Government National Mortgage Association, Pool #MA1157	3.50	7/20/43	19
6	Government National Mortgage Association, Pool #MA3244	3.50	11/20/45	6
6	Government National Mortgage Association, Pool #MA5191	3.50	5/20/48	6
11	Government National Mortgage Association, Pool #MA3173	3.50	10/20/45	11
4	Government National Mortgage Association, Pool #MA3454	3.50	2/20/46	4
13	Government National Mortgage Association, Pool #MA2445	3.50	12/20/44	12
3	Government National Mortgage Association, Pool #MA1600	3.50	1/20/44	3
16	Government National Mortgage Association, Pool #MA0699	3.50	1/20/43	16
9	Government National Mortgage Association, Pool #MA2371	3.50	11/20/44	9
5	Government National Mortgage Association, Pool #MA6219	3.50	10/20/49	5
8	Government National Mortgage Association, Pool #MA3105	3.50	9/20/45	8
9	Government National Mortgage Association, Pool #MA2223	3.50	9/20/44	9
5	Government National Mortgage Association, Pool #AB9211	3.50	11/15/42	4
10	Government National Mortgage Association, Pool #MA6091	4.00	8/20/49	10
11	Government National Mortgage Association, Pool #MA3737	4.00	6/20/46	11
4	Government National Mortgage Association, Pool #MA5651	4.00	12/20/48	4
4	Government National Mortgage Association, Pool #MA4653	4.00	8/20/47	4
8	Government National Mortgage Association, Pool #MA6040	4.00	7/20/49	8
3	Government National Mortgage Association, Pool #MA3245	4.00	11/20/45	3
7	Government National Mortgage Association, Pool #MA1996	4.00	6/20/44	7
7	Government National Mortgage Association, Pool #MA2224	4.00	9/20/44	8
4	Government National Mortgage Association, Pool #MA4263	4.00	2/20/47	4
5	Government National Mortgage Association, Pool #MA6155	4.00	9/20/49	5
4	Government National Mortgage Association, Pool #MA5595	4.00	11/20/48	4
8	Government National Mortgage Association, Pool #MA4511	4.00	6/20/47	8
31	Government National Mortgage Association, Pool #MA1091	4.00	6/20/43	31
8	Government National Mortgage Association, Pool #MA1286	4.00	9/20/43	9
7	Government National Mortgage Association, Pool #MA2304	4.00	10/20/44	7
4	Government National Mortgage Association, Pool #MA5466	4.00	9/20/48	4
5	Government National Mortgage Association, Pool #MA3522	4.00	3/20/46	5
4	Government National Mortgage Association, Pool #MA0023	4.00	4/20/42	4
3	Government National Mortgage Association, Pool #MA5986	4.00	6/20/49	3
3	Government National Mortgage Association, Pool #MA5876	4.00	4/20/49	3
3	Government National Mortgage Association, Pool #MA5710	4.00	1/20/49	3
6	Government National Mortgage Association, Pool #BD9886	4.00	1/15/48	6
4	Government National Mortgage Association, Pool #MA3377	4.00	1/20/46	4

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$7	Government National Mortgage Association, Pool #MA1761	4.00	3/20/44	$7
4	Government National Mortgage Association, Pool #MA4322	4.00	3/20/47	4
5	Government National Mortgage Association, Pool #MA5931	4.00	5/20/49	5
3	Government National Mortgage Association, Pool #MA4721	4.50	9/20/47	4
8	Government National Mortgage Association, Pool #MA2756	4.50	4/20/45	8
10	Government National Mortgage Association, Pool #MA5987	4.50	6/20/49	10
3	Government National Mortgage Association, Pool #MA1762	4.50	3/20/44	3
6	Government National Mortgage Association, Pool #MA5764	4.50	2/20/49	6
4	Government National Mortgage Association, Pool #738906	4.50	10/15/41	5
3	Government National Mortgage Association, Pool #MA5193	4.50	5/20/48	3
6	Government National Mortgage Association, Pool #MA2373	4.50	11/20/44	6
27	Government National Mortgage Association, Pool #4801	4.50	9/20/40	28
4	Government National Mortgage Association, Pool #BA2485	4.50	4/15/47	4
16	Government National Mortgage Association, Pool #721760	4.50	8/15/40	17
3	Government National Mortgage Association, Pool #MA5596	4.50	11/20/48	3
3	Government National Mortgage Association, Pool #MA5818	4.50	3/20/49	3
6	Government National Mortgage Association, Pool #MA5399	4.50	8/20/48	7
17	Government National Mortgage Association, Pool #4559	5.00	10/20/39	18
4	Government National Mortgage Association, Pool #MA5933	5.00	5/20/49	4
3	Government National Mortgage Association, Pool #MA5530	5.00	10/20/48	3
12	Government National Mortgage Association, Pool #697946	5.00	3/15/39	12
3	Government National Mortgage Association, Pool #MA5653	5.00	12/20/48	3
4	Government National Mortgage Association, Pool #MA5988	5.00	6/20/49	4
6	Government National Mortgage Association, Pool #510835	5.50	2/15/35	7
9	Government National Mortgage Association, Pool #MA0466	5.50	10/20/42	10
8	Government National Mortgage Association, Pool #4222	6.00	8/20/38	9
300	Government National Mortgage Association, 30 YR TBA	2.00	7/20/52	265
150	Government National Mortgage Association, 30 YR TBA	2.50	7/20/52	136
25	Government National Mortgage Association, 30 YR TBA	2.50	8/20/52	23
75	Government National Mortgage Association, 30 YR TBA	3.00	7/20/52	70
25	Government National Mortgage Association, 30 YR TBA	3.50	8/1/52	24
	Total U.S. Government Agency Mortgages			12,384

	U.S. Government Agency Securities — 0.80%
25	Fannie Mae	0.50	6/17/25	23
25	Fannie Mae, Callable 9/18/22 @ 100.00	0.88	12/18/26	23
25	Fannie Mae	1.63	1/7/25	24
10	Fannie Mae	5.63	7/15/37	12
20	Fannie Mae	6.63	11/15/30	25
25	Federal Farm Credit Bank	0.25	2/26/24	24
75	Federal Farm Credit Bank	0.88	11/18/24	70
25	Federal Home Loan Bank	0.63	12/22/23	24
25	Federal Home Loan Bank	2.75	6/28/24	25
40	Federal Home Loan Bank	2.88	9/13/24	40
50	Freddie Mac	0.25	12/4/23	48
50	Freddie Mac	0.38	7/21/25	46
15	Freddie Mac	6.25	7/15/32	19
10	Freddie Mac	6.75	3/15/31	13

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Securities (continued)
$5	Tennessee Valley Authority	3.50	12/15/42	$5
30	Tennessee Valley Authority	5.88	4/1/36	36
	Total U.S. Government Agency Securities			457

	Corporate Bonds — 36.27%
85	AbbVie, Inc. (Biotechnology), Callable 8/14/28 @ 100.00	4.25	11/14/28	84
215	AbbVie, Inc. (Biotechnology)	4.40	11/6/42	196
25	Alabama Power Co. (Electric Utilities), Callable 2/15/44 @ 100.00	4.15	8/15/44	22
250	Ally Financial, Inc. (Consumer Finance), Callable 10/21/25 @ 100.00	5.75	11/20/25	244
225	Amgen, Inc. (Biotechnology), Callable 8/21/39 @ 100.00	3.15	2/21/40	178
180	Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide, Inc. (Beverages), Callable 8/1/45 @ 100.00	4.90	2/1/46	169
220	Anheuser-Busch InBev Worldwide, Inc. (Beverages), Callable 12/1/39 @ 100.00	4.35	6/1/40	197
40	Anthem, Inc. (Health Care Providers & Services), Callable 2/15/30 @ 100.00	2.25	5/15/30	34
185	Anthem, Inc. (Health Care Providers & Services), Callable 12/1/27 @ 100.00	4.10	3/1/28	184
70	Anthem, Inc. (Health Care Providers & Services)	4.63	5/15/42	67
270	Apple, Inc. (Technology Hardware, Storage & Peripherals), Callable 8/23/45 @ 100.00	4.65	2/23/46	277
293	AT&T, Inc. (Diversified Telecommunication Services), Callable 3/15/53 @ 100.00	3.50	9/15/53	221
300	AT&T, Inc. (Diversified Telecommunication Services), Callable 12/1/28 @ 100.00	4.35	3/1/29	295
55	AT&T, Inc. (Diversified Telecommunication Services), Callable 9/9/48 @ 100.00	4.55	3/9/49	50
65	Atmos Energy Corp. (Gas Utilities), Callable 4/15/44 @ 100.00	4.13	10/15/44	57
95	Atmos Energy Corp. (Gas Utilities), Callable 7/15/42 @ 100.00	4.15	1/15/43	84
430	Bank of America Corp. (Banks), Callable 12/20/27 @ 100.00	3.42 (US0003M + 104 bps)(b)	12/20/28	400
680	Bank of America Corp., MTN (Banks), Callable 2/7/29 @ 100.00	3.97 (US0003M + 121 bps)(b)	2/7/30	646
165	Berkshire Hathaway, Inc. (Multi-Utilities), Callable 8/1/44 @ 100.00	4.50	2/1/45	153
25	BP Capital Markets America, Inc. (Diversified Financial Services), Callable 8/24/49 @ 100.00	3.00	2/24/50	18
135	Bristol-Myers Squibb Co. (Pharmaceuticals), Callable 4/26/49 @ 100.00	4.25	10/26/49	127
317	Brown & Brown, Inc. (Insurance), Callable 12/15/28 @ 100.00	4.50	3/15/29	311
195	Bunge Limited Finance Corp. (Food Products), Callable 2/14/31 @ 100.00	2.75	5/14/31	161
170	Bunge Limited Finance Corp. (Food Products), Callable 5/15/26 @ 100.00	3.25	8/15/26	162
80	Capital One Financial Corp. (Consumer Finance), Callable 1/5/25 @ 100.00	3.20	2/5/25	78
130	Capital One Financial Corp. (Consumer Finance), Callable 9/30/24 @ 100.00	3.30	10/30/24	127
255	Capital One Financial Corp. (Consumer Finance), Callable 3/31/25 @ 100.00	4.25	4/30/25	255
410	Charter Communications Operating LLC/Charter Communications Operating Capital (Media), Callable 12/30/28 @ 100.00	5.05	3/30/29	395
30	Cisco Systems, Inc. (Communications Equipment)	5.50	1/15/40	33
595	Citigroup, Inc. (Banks), Callable 7/21/26 @ 100.00	3.20	10/21/26	567
65	Citigroup, Inc. (Banks), Callable 4/23/28 @ 100.00	4.08 (US0003M + 119 bps)(b)	4/23/29	62
210	Citigroup, Inc. (Banks), Callable 3/31/30 @ 100.00	4.41 (SOFR + 391 bps)(b)	3/31/31	200
55	Comcast Corp. (Media), Callable 8/1/49 @ 100.00	3.45	2/1/50	44
25	Comcast Corp. (Media), Callable 5/1/49 @ 100.00	4.00	11/1/49	22
25	Comcast Corp. (Media)	4.65	7/15/42	24

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$245	Comcast Corp. (Media)	4.75	3/1/44	$236
20	Consolidated Edison Company of New York, Inc., Series 2008-B (Multi-Utilities)	6.75	4/1/38	23
255	Constellation Brands, Inc. (Beverages), Callable 5/1/29 @ 100.00	3.15	8/1/29	229
230	CSX Corp. (Road & Rail)	6.22	4/30/40	259
94	CVS Health Corp. (Health Care Providers & Services), Callable 12/25/27 @ 100.00	4.30	3/25/28	93
260	CVS Health Corp. (Health Care Providers & Services), Callable 9/25/37 @ 100.00	4.78	3/25/38	247
45	CVS Health Corp. (Health Care Providers & Services), Callable 9/25/47 @ 100.00	5.05	3/25/48	43
145	Dell International LLC/EMC Corp. (Tech Hardware & Semiconductors), Callable 8/1/26 @ 100.00	4.90	10/1/26	145
188	Devon Energy Corp. (Oil, Gas & Consumable Fuels), Callable 1/15/41 @ 100.00	5.60	7/15/41	187
185	Digital Realty Trust LP (Equity Real Estate Investment Trusts), Callable 4/15/28 @ 100.00	4.45	7/15/28	179
115	Dominion Energy Gas Holding LLC, Series B (Multi-Utilities), Callable 8/15/29 @ 100.00	3.00	11/15/29	101
225	Dominion Gas Holdings LLC (Multi-Utilities), Callable 9/15/24 @ 100.00	3.60	12/15/24	222
35	Duke Energy Carolinas LLC (Electric Utilities), Callable 6/15/41 @ 100.00	4.25	12/15/41	32
25	Duke Energy Progress LLC (Electric Utilities), Callable 2/15/45 @ 100.00	4.20	8/15/45	22
55	E.I. du Pont de Nemours and Co. (Chemicals), Callable 4/15/30 @ 100.00	2.30	7/15/30	48
5	Energy Transfer Partners LP (Oil, Gas & Consumable Fuels), Callable 3/15/28 @ 100.00	4.95	6/15/28	5
274	Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels), Callable 9/15/43 @ 100.00	4.85	3/15/44	248
179	FedEx Corp., Series 2020-1, AA (Air Freight & Logistics)	1.88	8/20/35	155
140	Fiserv, Inc. (IT Services), Callable 4/1/29 @ 100.00	3.50	7/1/29	128
10	Fiserv, Inc. (IT Services), Callable 1/1/49 @ 100.00	4.40	7/1/49	9
50	General Motors Co. (Automobiles), Callable 7/1/27 @ 100.00	4.20	10/1/27	48
355	General Motors Co. (Automobiles), Callable 9/1/25 @ 100.00	6.13	10/1/25	366
111	Gilead Sciences, Inc. (Biotechnology), Callable 8/1/44 @ 100.00	4.50	2/1/45	102
220	HCA, Inc. (Health Care Providers & Services)	5.38	2/1/25	219
175	Intel Corp. (Semiconductors & Semiconductor Equipment), Callable 6/8/47 @ 100.00	3.73	12/8/47	148
75	International Business Machines Corp. (IT Services)	4.00	6/20/42	65
105	International Paper Co. (Containers & Packaging), Callable 5/15/41 @ 100.00	6.00	11/15/41	109
30	JPMorgan Chase & Co. (Banks), Callable 5/1/27 @ 100.00	3.54 (US0003M + 138 bps)(b)	5/1/28	28
400	JPMorgan Chase & Co. (Banks), Callable 5/6/29 @ 100.00	3.70 (US0003M + 116 bps)(b)	5/6/30	375
640	JPMorgan Chase & Co. (Banks), Callable 4/23/28 @ 100.00	4.00 (US0003M + 112 bps)(b)	4/23/29	614
195	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels), Callable 12/1/44 @ 100.00	5.55	6/1/45	184
145	Lincoln National Corp. (Insurance), Callable 12/1/27 @ 100.00	3.80	3/1/28	140
175	Lincoln National Corp. (Insurance)	7.00	6/15/40	200
30	Lockheed Martin Corp. (Aerospace & Defense), Callable 9/1/44 @ 100.00	3.80	3/1/45	26
70	Lockheed Martin Corp. (Aerospace & Defense)	4.07	12/15/42	65
70	Martin Marietta Materials, Inc. (Construction Materials), Callable 3/1/27 @ 100.00	3.45	6/1/27	67
75	Martin Marietta Materials, Inc. (Construction Materials), Callable 9/15/27 @ 100.00	3.50	12/15/27	71
135	Martin Marietta Materials, Inc. (Construction Materials), Callable 4/2/24 @ 100.00	4.25	7/2/24	135
150	Marvell Technology, Inc. (Semiconductors & Semiconductor Equipment), Callable 2/15/28 @ 100.00	2.45	4/15/28	131
80	Marvell Technology, Inc. (Semiconductors & Semiconductor Equipment), Callable 1/15/31 @ 100.00	2.95	4/15/31	67
40	Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment), Callable 9/1/22 @ 102.13	4.25	9/1/25	39

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$215	Microsoft Corp. (Software), Callable 9/17/61 @ 100.00	3.04	3/17/62	$166
105	Mohawk Industries, Inc. (Household Durables), Callable 2/15/30 @ 100.00	3.63	5/15/30	94
200	Morgan Stanley, MTN (Capital Markets), Callable 7/20/26 @ 100.00	1.51 (SOFR + 86 bps)(b)	7/20/27	176
505	Morgan Stanley, MTN (Capital Markets), Callable 1/23/29 @ 100.00	4.43 (US0003M + 163 bps)(b)	1/23/30	492
185	National Retail Properties, Inc. (Equity Real Estate Investment Trusts), Callable 1/15/30 @ 100.00	2.50	4/15/30	158
100	National Rural Utilities Cooperative Finance Corp. (Diversified Financial Services), Callable 12/15/29 @ 100.00	2.40	3/15/30	87
125	National Rural Utilities Cooperative Finance Corp. (Diversified Financial Services), Callable 8/1/28 @ 100.00	3.90	11/1/28	122
50	Netflix, Inc. (Entertainment)	5.88	2/15/25	51
130	NextEra Energy Capital Holdings, Inc. (Electric Utilities), Callable 3/1/30 @ 100.00	2.25	6/1/30	109
130	Northrop Grumman Corp. (Aerospace & Defense), Callable 4/15/47 @ 100.00	4.03	10/15/47	116
125	Nucor Corp. (Metals & Mining), Callable 2/1/43 @ 100.00	5.20	8/1/43	124
145	NVIDIA Corp. (Semiconductors & Semiconductor Equipment), Callable 1/1/30 @ 100.00	2.85	4/1/30	133
220	Oklahoma Gas and Electric Co. (Electric Utilities), Callable 2/15/28 @ 100.00	3.80	8/15/28	212
170	Oracle Corp. (Software), Callable 11/15/44 @ 100.00	4.13	5/15/45	129
120	Pfizer, Inc. (Pharmaceuticals), Callable 3/15/38 @ 100.00	4.10	9/15/38	117
50	Pfizer, Inc. (Pharmaceuticals)	4.30	6/15/43	49
173	Philip Morris International, Inc. (Tobacco), Callable 5/11/25 @ 100.00	3.38	8/11/25	170
160	Philip Morris International, Inc. (Tobacco)	4.50	3/20/42	136
155	Principal Financial Group, Inc. (Insurance), Callable 2/15/29 @ 100.00	3.70	5/15/29	146
255	Progress Energy, Inc. (Electric Utilities)	6.00	12/1/39	267
110	Prudential Financial, Inc. (Insurance)	4.60	5/15/44	104
15	Prudential Financial, Inc. (Insurance)	6.63	6/21/40	17
30	Public Service Electric & Gas Co. (Electric Utilities), Callable 3/1/42 @ 100.00	3.65	9/1/42	25
95	Reliance Steel & Aluminum Co. (Metals & Mining), Callable 7/15/25 @ 100.00	1.30	8/15/25	87
70	Reliance Steel & Aluminum Co. (Metals & Mining), Callable 5/15/30 @ 100.00	2.15	8/15/30	57
280	RELX Capital, Inc. (Professional Services), Callable 2/22/30 @ 100.00	3.00	5/22/30	253
155	Rockwell Collins, Inc. (Aerospace & Defense), Callable 12/15/26 @ 100.00	3.50	3/15/27	150
90	Roper Technologies, Inc. (Industrial Conglomerates), Callable 6/15/28 @ 100.00	4.20	9/15/28	88
70	Sabra Health Care, LP (Equity Real Estate Investment Trusts), Callable 9/1/31 @ 100.00	3.20	12/1/31	56
180	Sabra Health Care, LP (Equity Real Estate Investment Trusts), Callable 5/15/26 @ 100.00	5.13	8/15/26	175
30	Southern Company Gas Capital Corp. (Electric Utilities), Callable 3/15/26 @ 100.00	3.25	6/15/26	29
80	Southern Company Gas Capital Corp. (Electric Utilities), Callable 11/30/46 @ 100.00	4.40	5/30/47	70
125	Southwest Airlines Co. (Airlines), Callable 4/15/27 @ 100.00	5.13	6/15/27	126
25	Southwest Airlines Co., Series 2017-1 (Airlines)	6.15	2/1/24	25
255	Sunoco Logistics Partners Operations LP (Oil, Gas & Consumable Fuels), Callable 10/15/22 @ 100.00	3.45	1/15/23	254
185	Sunoco Logistics Partners Operations LP (Oil, Gas & Consumable Fuels), Callable 7/15/42 @ 100.00	4.95	1/15/43	153
150	TCI Communications, Inc. (Media)	7.88	2/15/26	168
720	The Goldman Sachs Group, Inc. (Capital Markets), Callable 6/5/27 @ 100.00	3.69 (US0003M + 151 bps)(b)	6/5/28	682
60	The Goldman Sachs Group, Inc. (Capital Markets), Callable 10/31/37 @ 100.00	4.02 (US0003M + 137 bps)(b)	10/31/38	52

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$55	The Home Depot, Inc. (Specialty Retail), Callable 6/6/48 @ 100.00	4.50	12/6/48	$53
145	The Home Depot, Inc. (Specialty Retail), Callable 3/15/40 @ 100.00	5.40	9/15/40	156
125	The Interpublic Group of Companies, Inc. (Media)	4.20	4/15/24	125
70	The Interpublic Group of Companies, Inc. (Media), Callable 4/1/48 @ 100.00	5.40	10/1/48	69
70	The Travelers Companies, Inc. (Insurance)	5.35	11/1/40	74
120	The Travelers Companies, Inc. (Insurance)	6.25	6/15/37	141
175	The Walt Disney Co. (Entertainment), Callable 3/15/44 @ 100.00	4.75	9/15/44	170
120	Toyota Motor Credit Corp., MTN (Consumer Finance)	3.38	4/1/30	113
15	United Parcel Service, Inc. (Air Freight & Logistics), Callable 9/15/48 @ 100.00	4.25	3/15/49	14
50	United Technologies Corp. (Aerospace & Defense)	4.50	6/1/42	48
45	UnitedHealth Group, Inc. (Health Care Providers & Services), Callable 5/15/41 @ 100.00	4.63	11/15/41	45
130	UnitedHealth Group, Inc. (Health Care Providers & Services)	4.75	7/15/45	130
135	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	6.63	6/15/37	144
487	Verizon Communications, Inc. (Diversified Telecommunication Services), Callable 9/22/40 @ 100.00	3.40	3/22/41	395
220	Verizon Communications, Inc. (Diversified Telecommunication Services)	4.33	9/21/28	219
130	Virginia Electric and Power Co., Series B (Electric Utilities), Callable 3/15/47 @ 100.00	3.80	9/15/47	111
80	Virginia Electric and Power Co., Series D (Electric Utilities), Callable 2/15/43 @ 100.00	4.65	8/15/43	76
530	Wells Fargo & Co., MTN (Banks), Callable 10/30/29 @ 100.00	2.88 (US0003M + 117 bps)(b)	10/30/30	465
120	Wells Fargo & Co., MTN (Banks), Callable 5/22/27 @ 100.00	3.58 (US0003M + 131 bps)(b)	5/22/28	114
90	Wells Fargo & Co., MTN (Banks), Callable 10/24/28 @ 100.00	4.15	1/24/29	87
55	WestRock MWV LLC (Containers & Packaging)	8.20	1/15/30	65
265	WRKCo, Inc. (Containers & Packaging), Callable 1/15/26 @ 100.00	4.65	3/15/26	268
165	XTO Energy, Inc. (Oil, Gas & Consumable Fuels)	6.75	8/1/37	190
	Total Corporate Bonds			20,851

	U.S. Treasury Obligations — 25.29%
15	U.S. Treasury Bond	1.13	5/15/40	10
8	U.S. Treasury Bond	1.13	8/15/40	6
105	U.S. Treasury Bond	1.25	5/15/50	67
28	U.S. Treasury Bond	1.38	11/15/40	20
10	U.S. Treasury Bond	1.38	8/15/50	7
140	U.S. Treasury Bond	1.63	11/15/50	98
86	U.S. Treasury Bond	1.88	2/15/51	65
44	U.S. Treasury Bond	1.88	11/15/51	33
106	U.S. Treasury Bond	2.00	2/15/50	82
49	U.S. Treasury Bond	2.00	8/15/51	38
101	U.S. Treasury Bond	2.25	8/15/49	83
23	U.S. Treasury Bond	2.25	2/15/52	19
117	U.S. Treasury Bond	2.25	8/15/46	94
60	U.S. Treasury Bond	2.38	5/15/51	51
96	U.S. Treasury Bond	2.38	11/15/49	81
75	U.S. Treasury Bond	2.50	5/15/46	64
60	U.S. Treasury Bond	2.50	2/15/45	51
80	U.S. Treasury Bond	2.50	2/15/46	68
55	U.S. Treasury Bond	2.75	8/15/47	49

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$80	U.S. Treasury Bond	2.75	11/15/47	$72
22	U.S. Treasury Bond	2.88	5/15/52	21
60	U.S. Treasury Bond	2.88	5/15/43	55
65	U.S. Treasury Bond	2.88	11/15/46	59
94	U.S. Treasury Bond	2.88	5/15/49	88
60	U.S. Treasury Bond	2.88	8/15/45	54
90	U.S. Treasury Bond	3.00	2/15/49	86
55	U.S. Treasury Bond	3.00	5/15/47	51
50	U.S. Treasury Bond	3.00	2/15/48	47
100	U.S. Treasury Bond	3.00	11/15/44	93
50	U.S. Treasury Bond	3.00	11/15/45	46
95	U.S. Treasury Bond	3.00	8/15/48	90
50	U.S. Treasury Bond	3.00	5/15/45	46
75	U.S. Treasury Bond	3.00	2/15/47	70
22	U.S. Treasury Bond	3.13	8/15/44	21
90	U.S. Treasury Bond	3.13	2/15/43	85
25	U.S. Treasury Bond	3.13	11/15/41	24
80	U.S. Treasury Bond	3.13	5/15/48	77
30	U.S. Treasury Bond	3.38	11/15/48	30
75	U.S. Treasury Bond	3.38	5/15/44	74
8	U.S. Treasury Bond	3.50	2/15/39	8
75	U.S. Treasury Bond	3.63	8/15/43	77
100	U.S. Treasury Bond	3.63	2/15/44	103
75	U.S. Treasury Bond	3.75	11/15/43	78
33	U.S. Treasury Bond	3.75	8/15/41	35
10	U.S. Treasury Bond	3.88	8/15/40	11
25	U.S. Treasury Bond	4.38	2/15/38	29
35	U.S. Treasury Bond	4.38	5/15/41	40
25	U.S. Treasury Bond	4.38	11/15/39	29
15	U.S. Treasury Bond	4.38	5/15/40	17
20	U.S. Treasury Bond	4.50	2/15/36	24
35	U.S. Treasury Bond	4.63	2/15/40	42
70	U.S. Treasury Bond	4.75	2/15/41	84
40	U.S. Treasury Bond	5.00	5/15/37	49
20	U.S. Treasury Bond	5.25	2/15/29	23
40	U.S. Treasury Bond	5.38	2/15/31	47
25	U.S. Treasury Bond	6.00	2/15/26	27
60	U.S. Treasury Bond	6.13	11/15/27	69
25	U.S. Treasury Bond	6.13	8/15/29	30
35	U.S. Treasury Bond	6.25	5/15/30	43
15	U.S. Treasury Bond	6.50	11/15/26	17
17	U.S. Treasury Bond	7.50	11/15/24	19
15	U.S. Treasury Bond	7.63	2/15/25	17
120	U.S. Treasury Note	0.13	12/15/23	115
45	U.S. Treasury Note	0.13	10/15/23	43
50	U.S. Treasury Note	0.13	8/31/23	48
115	U.S. Treasury Note	0.25	8/31/25	105
25	U.S. Treasury Note	0.25	9/30/25	23

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$85	U.S. Treasury Note	0.25	5/31/25	$78
55	U.S. Treasury Note	0.25	11/15/23	53
125	U.S. Treasury Note	0.25	10/31/25	114
60	U.S. Treasury Note	0.25	7/31/25	55
70	U.S. Treasury Note	0.25	9/30/23	68
60	U.S. Treasury Note	0.25	6/30/25	55
25	U.S. Treasury Note	0.38	4/30/25	23
82	U.S. Treasury Note	0.38	1/31/26	75
25	U.S. Treasury Note	0.38	12/31/25	23
75	U.S. Treasury Note	0.38	10/31/23	72
60	U.S. Treasury Note	0.38	11/30/25	55
5	U.S. Treasury Note	0.50	4/30/27	4
130	U.S. Treasury Note	0.50	2/28/26	118
30	U.S. Treasury Note	0.63	12/31/27	26
5	U.S. Treasury Note	0.63	3/31/27	4
25	U.S. Treasury Note	0.63	11/30/27	22
120	U.S. Treasury Note	0.63	5/15/30	100
175	U.S. Treasury Note	0.63	8/15/30	145
15	U.S. Treasury Note	0.63	7/31/26	14
115	U.S. Treasury Note	0.75	12/31/23	111
42	U.S. Treasury Note	0.75	8/31/26	38
30	U.S. Treasury Note	0.75	5/31/26	27
125	U.S. Treasury Note	0.75	4/30/26	115
35	U.S. Treasury Note	0.75	1/31/28	31
185	U.S. Treasury Note	0.88	11/15/30	156
15	U.S. Treasury Note	0.88	9/30/26	14
60	U.S. Treasury Note	0.88	6/30/26	55
90	U.S. Treasury Note	0.88	1/31/24	87
125	U.S. Treasury Note	1.00	7/31/28	111
61	U.S. Treasury Note	1.13	2/15/31	52
10	U.S. Treasury Note	1.13	2/28/27	9
30	U.S. Treasury Note	1.13	10/31/26	28
125	U.S. Treasury Note	1.13	8/31/28	111
30	U.S. Treasury Note	1.13	2/29/28	27
35	U.S. Treasury Note	1.25	11/30/26	32
95	U.S. Treasury Note	1.25	8/15/31	82
120	U.S. Treasury Note	1.25	9/30/28	107
130	U.S. Treasury Note	1.25	4/30/28	117
125	U.S. Treasury Note	1.25	6/30/28	112
130	U.S. Treasury Note	1.25	3/31/28	117
130	U.S. Treasury Note	1.25	5/31/28	117
75	U.S. Treasury Note	1.38	9/30/23	74
97	U.S. Treasury Note	1.38	11/15/31	84
120	U.S. Treasury Note	1.38	10/31/28	108
25	U.S. Treasury Note	1.38	8/31/23	25
115	U.S. Treasury Note	1.38	12/31/28	104
115	U.S. Treasury Note	1.50	11/30/28	104
90	U.S. Treasury Note	1.50	2/29/24	88

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$90	U.S. Treasury Note	1.50	11/30/24	$87
85	U.S. Treasury Note	1.50	2/15/25	82
25	U.S. Treasury Note	1.50	8/15/26	23
63	U.S. Treasury Note	1.50	2/15/30	57
35	U.S. Treasury Note	1.50	1/31/27	33
30	U.S. Treasury Note	1.50	9/30/24	29
100	U.S. Treasury Note	1.63	10/31/23	98
70	U.S. Treasury Note	1.63	9/30/26	66
120	U.S. Treasury Note	1.63	2/15/26	114
130	U.S. Treasury Note	1.63	8/15/29	118
195	U.S. Treasury Note	1.63	5/15/31	174
20	U.S. Treasury Note	1.75	12/31/26	19
120	U.S. Treasury Note	1.75	11/15/29	110
88	U.S. Treasury Note	1.75	12/31/24	85
75	U.S. Treasury Note	1.75	6/30/24	73
75	U.S. Treasury Note	1.75	3/15/25	72
90	U.S. Treasury Note	1.75	1/31/29	83
25	U.S. Treasury Note	1.88	6/30/26	24
75	U.S. Treasury Note	1.88	7/31/26	72
117	U.S. Treasury Note	1.88	2/15/32	106
40	U.S. Treasury Note	1.88	2/28/27	38
20	U.S. Treasury Note	1.88	8/31/24	20
85	U.S. Treasury Note	1.88	2/28/29	79
70	U.S. Treasury Note	2.00	4/30/24	69
95	U.S. Treasury Note	2.00	6/30/24	93
170	U.S. Treasury Note	2.00	2/15/25	166
125	U.S. Treasury Note	2.00	5/31/24	123
160	U.S. Treasury Note	2.00	11/15/26	153
65	U.S. Treasury Note	2.13	9/30/24	64
95	U.S. Treasury Note	2.13	3/31/24	94
5	U.S. Treasury Note	2.13	2/29/24	5
90	U.S. Treasury Note	2.13	11/30/23	89
85	U.S. Treasury Note	2.13	5/15/25	83
55	U.S. Treasury Note	2.13	7/31/24	54
100	U.S. Treasury Note	2.13	5/31/26	97
150	U.S. Treasury Note	2.25	11/15/27	144
55	U.S. Treasury Note	2.25	12/31/24	54
80	U.S. Treasury Note	2.25	3/31/26	78
160	U.S. Treasury Note	2.25	8/15/27	154
80	U.S. Treasury Note	2.25	12/31/23	79
60	U.S. Treasury Note	2.25	3/31/24	59
95	U.S. Treasury Note	2.25	11/15/25	93
165	U.S. Treasury Note	2.25	2/15/27	159
50	U.S. Treasury Note	2.25	4/30/24	49
55	U.S. Treasury Note	2.25	10/31/24	54
150	U.S. Treasury Note	2.25	11/15/24	147
30	U.S. Treasury Note	2.25	1/31/24	30
100	U.S. Treasury Note	2.38	8/15/24	99
70	U.S. Treasury Note	2.38	3/31/29	67

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$120	U.S. Treasury Note	2.38	5/15/29	$115
100	U.S. Treasury Note	2.38	2/29/24	99
80	U.S. Treasury Note	2.38	4/30/26	78
50	U.S. Treasury Note	2.50	1/31/24	50
60	U.S. Treasury Note	2.50	2/28/26	59
80	U.S. Treasury Note	2.50	5/31/24	79
80	U.S. Treasury Note	2.50	3/31/27	78
105	U.S. Treasury Note	2.50	5/15/24	104
75	U.S. Treasury Note	2.50	4/30/24	74
67	U.S. Treasury Note	2.50	8/15/23	67
85	U.S. Treasury Note	2.63	1/31/26	84
90	U.S. Treasury Note	2.63	12/31/25	89
100	U.S. Treasury Note	2.63	12/31/23	99
45	U.S. Treasury Note	2.63	5/31/27	44
70	U.S. Treasury Note	2.63	4/15/25	69
75	U.S. Treasury Note	2.63	3/31/25	74
165	U.S. Treasury Note	2.63	2/15/29	161
65	U.S. Treasury Note	2.75	5/15/25	65
75	U.S. Treasury Note	2.75	4/30/27	74
100	U.S. Treasury Note	2.75	2/15/24	100
60	U.S. Treasury Note	2.75	5/31/29	59
105	U.S. Treasury Note	2.75	2/15/28	103
85	U.S. Treasury Note	2.75	8/31/25	84
105	U.S. Treasury Note	2.75	8/31/23	105
170	U.S. Treasury Note	2.75	11/15/23	169
75	U.S. Treasury Note	2.75	7/31/23	75
90	U.S. Treasury Note	2.75	6/30/25	89
90	U.S. Treasury Note	2.75	2/28/25	89
65	U.S. Treasury Note	2.88	4/30/29	64
65	U.S. Treasury Note	2.88	5/15/32	64
65	U.S. Treasury Note	2.88	6/15/25	65
90	U.S. Treasury Note	2.88	4/30/25	90
75	U.S. Treasury Note	2.88	7/31/25	75
90	U.S. Treasury Note	2.88	11/30/25	89
50	U.S. Treasury Note	2.88	5/15/28	49
50	U.S. Treasury Note	2.88	10/31/23	50
125	U.S. Treasury Note	2.88	8/15/28	123
105	U.S. Treasury Note	2.88	9/30/23	105
35	U.S. Treasury Note	2.88	11/30/23	35
85	U.S. Treasury Note	3.00	9/30/25	85
85	U.S. Treasury Note	3.00	10/31/25	85
65	U.S. Treasury Note	3.00	6/30/24	65
140	U.S. Treasury Note	3.13	11/15/28	140
70	U.S. Treasury Note	3.25	6/30/27	71
60	U.S. Treasury Note	3.25	6/30/29	61
	Total U.S. Treasury Obligations			14,543

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Yankee Dollars — 4.14%
$85	America Movil SAB de CV (Wireless Telecommunication Services)	6.13	11/15/37	$93
75	BHP Billiton Finance USA Ltd. (Metals & Mining)	5.00	9/30/43	77
114	British Telecommunications PLC (Diversified Telecommunication Services)	9.63	12/15/30	142
170	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels), Callable 6/15/25 @ 100.00	2.05	7/15/25	159
200	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels), Callable 3/1/27 @ 100.00	3.85	6/1/27	191
80	Canadian Pacific Railway Co. (Road & Rail), Callable 12/5/29 @ 100.00	2.05	3/5/30	68
105	Deutsche Telekom International Finance BV (Diversified Telecommunication Services)	8.75(c)	6/15/30	129
90	Diageo Capital PLC (Diversified Financial Services)	5.88	9/30/36	101
160	Enbridge, Inc. (Oil, Gas & Consumable Fuels), Callable 2/1/51 @ 100.00	3.40	8/1/51	121
55	Equinor ASA (Oil, Gas & Consumable Fuels)	3.95	5/15/43	49
105	Equinor ASA (Oil, Gas & Consumable Fuels)	5.10	8/17/40	109
140	Iberdrola International BV (Electric Utilities)	5.81	3/15/25	148
145	Iberdrola International BV (Electric Utilities)	6.75	7/15/36	167
14	LyondellBasell Industries N.V. (Chemicals)	4.00	7/15/23	14
20	LyondellBasell Industries N.V. (Chemicals), Callable 8/26/54 @ 100.00	4.63	2/26/55	17
120	Nutrien Ltd. (Chemicals), Callable 2/13/30 @ 100.00	2.95	5/13/30	107
120	Orange SA (Diversified Telecommunication Services)	9.00	3/1/31	154
90	Shell International Finance BV (Oil, Gas & Consumable Fuels)	4.13	5/11/35	86
50	Shell International Finance BV (Diversified Financial Services)	4.55	8/12/43	47
55	Shell International Finance BV (Oil, Gas & Consumable Fuels)	6.38	12/15/38	64
75	Telefonica Emisiones SAU (Diversified Telecommunication Services)	7.05	6/20/36	83
140	The Toronto-Dominion Bank (Banks)	3.20	3/10/32	125
40	TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels), Callable 4/16/43 @ 100.00	5.00	10/16/43	38
35	Vodafone Group PLC (Wireless Telecommunication Services)	5.00	5/30/38	33
55	Vodafone Group PLC (Wireless Telecommunication Services)	6.15	2/27/37	59
	Total Yankee Dollars			2,381

Shares
	Investment Companies — 11.65%
947,708	State Street Institutional Treasury Money Market Fund, Premier Class	1.04(d)		948
5,751,198	State Street Institutional Treasury Plus Money Market Fund, Trust Class	1.40(d)		5,751
	Total Investment Companies			6,699
	Total Investments Before TBA Sale Commitments (cost $63,569) — 101.43%			58,314
Principal Amount (000)
	TBA Sale Commitments (e) — (0.08)%
$(25)	Fannie Mae, 30 YR TBA	1.50	7/25/52	(21)
(25)	Government National Mortgage Association, 30 YR TBA	4.50	7/20/52	(25)
	Total TBA Sale Commitments			(46)
	Liabilities in excess of other assets — (1.35)%			(774)
	Net Assets — 100.00%			$57,494

(a)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect on June 30, 2022.

(b)	Variable Rate Security. The rate disclosed is the rate in effect on June 30, 2022.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (concluded) — June 30, 2022

(c)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate disclosed is the rate in effect on June 30, 2022.

(d)	Annualized 7-day yield as of period-end.

(e)

Represents a “to be announced” transaction. The Portfolio has committed to sell securities for which all specific information is not available at this time. (See Note 2 in the Notes to Financial Statements.)

bps—Basis Points

MTN—Medium Term Note

SOFR—Secured Overnight Financing Rate

TBA—To Be Announced purchase or sale commitment. Security is subject to delayed delivery

US0003M—3 Month US Dollar LIBOR

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2022.

The Core Fixed Income Portfolio	Agincourt Capital Management, LLC	Mellon Investments Corporation	HC Capital Solutions	Total
Asset Backed Securities	—	0.12%	—	0.12%
Collateralized Mortgage Obligations	—	1.62%	—	1.62%
U.S. Government Agency Mortgages	—	21.54%	—	21.54%
U.S. Government Agency Securities	—	0.80%	—	0.80%
Corporate Bonds	36.27%	—	—	36.27%
U.S. Treasury Obligations	—	25.29%	—	25.29%
Yankee Dollars	4.14%	—	—	4.14%
Investment Companies	1.65%	2.05%	7.95%	11.65%
TBA Sale Commitments	—	-0.08%	—	-0.08%
Other Assets (Liabilities)	0.46%	-1.80%	-0.01%	-1.35%
Total Net Assets	42.52%	49.54%	7.94%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Corporate Opportunities Portfolio

Portfolio of Investments — June 30, 2022

Shares	Security Description	Rate %	Maturity Date	Value (000)
	Common Stock — 0.00%
1,740,900	ACC Claims Holding LLC (Communications Equipment) (a)(b)^			$—
	Total Common Stock			—

Principal Amount (000)
	Loan Participations and Assignments — 5.43%
$14,160	Centric Commercial Funding, LP(b)(c)	6.50 (US00001M with 1.00% floor + 550 bps)	10/9/22	14,059
	Total Loan Participations and Assignments			14,059

Shares
	Investment Companies — 91.98%
1,177,000	Federated Hermes Treasury Obligations Fund, Institutional Shares^^	1.37(d)		1,177
237,136,341	State Street Institutional Treasury Plus Money Market Fund, Trust Class	1.40(d)		237,136
	Total Investment Companies			238,313

	Total Investments (cost $252,474) — 97.41%			252,372
	Other assets in excess of liabilities — 2.59%			6,715
	Net Assets — 100.00%			$259,087

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2022.

^^	Purchased with cash collateral held from securities lending.

(a)	Escrow security due to bankruptcy.

(b)	Security was valued using significant unobservable inputs as of June 30, 2022.

(c)	The original loan commitment represents $24,000. The unfunded commitment represents $10,800 as of June 30, 2022 (amounts in thousands).

(d)	Annualized 7-day yield as of period-end.

bps—Basis Points

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2022.

The Corporate Opportunities Portfolio	Parametric Portfolio Associates, LLC	HC Capital Solutions	Total
Common Stock	0.00%	—	0.00%
Loan Participations and Assignments	—	5.43%	5.43%
Investment Companies	91.52%	0.46%	91.98%
Other Assets (Liabilities)	3.03%	-0.44%	2.59%
Total Net Assets	94.55%	5.45%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

Amounts designated as 0.00% round to less than 0.005%.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Corporate Opportunities Portfolio

Portfolio of Investments (concluded) — June 30, 2022

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2022.

Futures Contracts Purchased*

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
5 Year US Treasury Note Future	1,331	9/30/22	$149,405	$(1,520)
E-Mini S&P 500 Future	504	9/16/22	95,495	885
			$244,900	$(635)
	Total Unrealized Appreciation			$885
	Total Unrealized Depreciation			(1,520)
	Total Net Unrealized Appreciation/(Depreciation)			$(635)

*	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Securities — 2.31%
$200	Fannie Mae	0.25	7/10/23	$195
500	Fannie Mae	0.25	11/27/23	481
200	Fannie Mae	0.38	8/25/25	184
400	Fannie Mae	0.50	11/7/25	367
650	Fannie Mae	0.50	6/17/25	602
150	Fannie Mae	0.63	4/22/25	140
550	Fannie Mae	0.75	10/8/27	487
100	Fannie Mae, Callable 9/18/22 @ 100.00	0.88	12/18/26	90
200	Fannie Mae	0.88	8/5/30	165
125	Fannie Mae	1.75	7/2/24	122
100	Fannie Mae	1.88	9/24/26	95
150	Fannie Mae	2.13	4/24/26	145
200	Fannie Mae	2.50	2/5/24	198
250	Fannie Mae	2.63	9/6/24	248
95	Fannie Mae	6.25	5/15/29	113
160	Fannie Mae	6.63	11/15/30	198
180	Fannie Mae	7.25	5/15/30	228
250	Federal Farm Credit Bank	0.13	11/23/22	248
300	Federal Farm Credit Bank	0.25	2/26/24	287
500	Federal Farm Credit Bank	0.50	12/1/23	483
500	Federal Farm Credit Bank	0.88	11/18/24	475
250	Federal Farm Credit Bank	1.13	1/6/25	238
75	Federal Farm Credit Bank, Callable 7/13/22 @ 100.00	1.24	12/23/30	62
750	Federal Farm Credit Bank	2.63	5/16/24	744
100	Federal Home Loan Bank	0.13	8/28/23	97
750	Federal Home Loan Bank	0.50	11/9/23	725
700	Federal Home Loan Bank	0.50	4/14/25	652
100	Federal Home Loan Bank	1.25	12/21/26	92
500	Federal Home Loan Bank	1.38	2/17/23	496
50	Federal Home Loan Bank	2.13	3/10/23	50
450	Federal Home Loan Bank	2.75	6/28/24	447
150	Federal Home Loan Bank	2.88	9/13/24	149
600	Federal Home Loan Bank	3.25	11/16/28	603
300	Federal Home Loan Bank	3.38	9/8/23	301
65	Federal Home Loan Bank	5.50	7/15/36	78
50	Freddie Mac	0.13	10/16/23	48
750	Freddie Mac	0.25	11/6/23	723
400	Freddie Mac	0.25	12/4/23	385
300	Freddie Mac	0.25	8/24/23	291
500	Freddie Mac	0.38	9/23/25	459
200	Freddie Mac	0.38	5/5/23	196
400	Freddie Mac	0.38	7/21/25	369
100	Freddie Mac, Callable 7/27/22 @ 100.00	0.80	10/27/26	91
350	Freddie Mac	1.50	2/12/25	336
250	Freddie Mac	6.25	7/15/32	311
180	Freddie Mac	6.75	3/15/31	226
110	Tennessee Valley Authority	4.70	7/15/33	121
85	Tennessee Valley Authority	5.25	9/15/39	97

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Securities (continued)
$200	Tennessee Valley Authority	5.38	4/1/56	$243
100	Tennessee Valley Authority	5.88	4/1/36	121
190	Tennessee Valley Authority	6.15	1/15/38	236
	Total U.S. Government Agency Securities			14,538

	U.S. Treasury Obligations — 72.78%
1,500	U.S. Treasury Bond	1.13	5/15/40	1,044
2,625	U.S. Treasury Bond	1.13	8/15/40	1,812
3,410	U.S. Treasury Bond	1.25	5/15/50	2,169
1,965	U.S. Treasury Bond	1.38	11/15/40	1,415
4,330	U.S. Treasury Bond	1.38	8/15/50	2,850
2,320	U.S. Treasury Bond	1.63	11/15/50	1,631
4,425	U.S. Treasury Bond	1.75	8/15/41	3,365
4,070	U.S. Treasury Bond	1.88	11/15/51	3,054
2,695	U.S. Treasury Bond	1.88	2/15/51	2,022
2,140	U.S. Treasury Bond	1.88	2/15/41	1,678
2,835	U.S. Treasury Bond	2.00	8/15/51	2,191
1,345	U.S. Treasury Bond	2.00	2/15/50	1,042
3,300	U.S. Treasury Bond	2.00	11/15/41	2,620
1,260	U.S. Treasury Bond	2.25	8/15/46	1,015
1,250	U.S. Treasury Bond	2.25	8/15/49	1,025
4,115	U.S. Treasury Bond	2.25	2/15/52	3,386
1,750	U.S. Treasury Bond	2.25	5/15/41	1,459
4,135	U.S. Treasury Bond	2.38	5/15/51	3,490
3,680	U.S. Treasury Bond	2.38	2/15/42	3,120
3,000	U.S. Treasury Bond	2.38	11/15/49	2,533
1,135	U.S. Treasury Bond	2.50	2/15/46	962
800	U.S. Treasury Bond	2.50	5/15/46	678
2,015	U.S. Treasury Bond	2.50	2/15/45	1,708
1,110	U.S. Treasury Bond	2.75	8/15/47	992
2,350	U.S. Treasury Bond	2.75	11/15/42	2,103
2,320	U.S. Treasury Bond	2.75	11/15/47	2,077
775	U.S. Treasury Bond	2.75	8/15/42	694
1,116	U.S. Treasury Bond	2.88	5/15/43	1,017
745	U.S. Treasury Bond	2.88	5/15/52	703
780	U.S. Treasury Bond	2.88	8/15/45	708
955	U.S. Treasury Bond	2.88	11/15/46	870
2,000	U.S. Treasury Bond	2.88	5/15/49	1,864
1,125	U.S. Treasury Bond	3.00	5/15/42	1,053
670	U.S. Treasury Bond	3.00	11/15/45	622
1,460	U.S. Treasury Bond	3.00	8/15/48	1,379
1,645	U.S. Treasury Bond	3.00	2/15/49	1,567
1,370	U.S. Treasury Bond	3.00	2/15/48	1,291
1,075	U.S. Treasury Bond	3.00	5/15/47	1,005
440	U.S. Treasury Bond	3.00	2/15/47	411
1,015	U.S. Treasury Bond	3.00	11/15/44	940
1,010	U.S. Treasury Bond	3.00	5/15/45	937
1,230	U.S. Treasury Bond	3.13	8/15/44	1,165

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$1,000	U.S. Treasury Bond	3.13	11/15/41	$959
827	U.S. Treasury Bond	3.13	2/15/43	785
1,000	U.S. Treasury Bond	3.13	2/15/42	957
1,030	U.S. Treasury Bond	3.13	5/15/48	996
2,900	U.S. Treasury Bond	3.38	11/15/48	2,946
1,130	U.S. Treasury Bond	3.38	5/15/44	1,115
40	U.S. Treasury Bond	3.50	2/15/39	42
1,030	U.S. Treasury Bond	3.63	2/15/44	1,056
970	U.S. Treasury Bond	3.63	8/15/43	995
645	U.S. Treasury Bond	3.75	11/15/43	674
225	U.S. Treasury Bond	3.88	8/15/40	242
550	U.S. Treasury Bond	4.25	11/15/40	621
30	U.S. Treasury Bond	4.25	5/15/39	34
530	U.S. Treasury Bond	4.38	2/15/38	617
551	U.S. Treasury Bond	4.38	5/15/41	631
855	U.S. Treasury Bond	4.38	11/15/39	987
163	U.S. Treasury Bond	4.38	5/15/40	188
400	U.S. Treasury Bond	4.50	2/15/36	470
255	U.S. Treasury Bond	4.50	5/15/38	301
1,150	U.S. Treasury Bond	4.50	8/15/39	1,352
673	U.S. Treasury Bond	4.63	2/15/40	800
70	U.S. Treasury Bond	4.75	2/15/37	84
1,500	U.S. Treasury Bond	4.75	2/15/41	1,805
235	U.S. Treasury Bond	5.00	5/15/37	290
282	U.S. Treasury Bond	5.25	11/15/28	317
425	U.S. Treasury Bond	5.25	2/15/29	480
849	U.S. Treasury Bond	5.38	2/15/31	998
85	U.S. Treasury Bond	6.00	2/15/26	93
280	U.S. Treasury Bond	6.13	8/15/29	335
1,265	U.S. Treasury Bond	6.13	11/15/27	1,452
320	U.S. Treasury Bond	6.25	5/15/30	392
1,075	U.S. Treasury Bond	6.25	8/15/23	1,115
100	U.S. Treasury Bond	6.38	8/15/27	115
218	U.S. Treasury Bond	6.50	11/15/26	248
1,000	U.S. Treasury Bond	6.63	2/15/27	1,151
200	U.S. Treasury Bond	6.75	8/15/26	228
300	U.S. Treasury Bond	6.88	8/15/25	334
295	U.S. Treasury Bond	7.63	2/15/25	329
125	U.S. Treasury Note	0.13	6/30/23	122
3,600	U.S. Treasury Note	0.13	8/31/23	3,484
3,165	U.S. Treasury Note	0.13	7/31/23	3,070
685	U.S. Treasury Note	0.13	10/15/23	660
1,485	U.S. Treasury Note	0.13	12/15/23	1,425
1,275	U.S. Treasury Note	0.13	1/15/24	1,220
1,745	U.S. Treasury Note	0.13	8/15/23	1,690
1,950	U.S. Treasury Note	0.13	7/15/23	1,894
2,250	U.S. Treasury Note	0.13	2/15/24	2,149
1,505	U.S. Treasury Note	0.13	9/15/23	1,454

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$200	U.S. Treasury Note	0.25	11/15/23	$193
3,935	U.S. Treasury Note	0.25	3/15/24	3,757
1,990	U.S. Treasury Note	0.25	9/30/25	1,817
3,535	U.S. Treasury Note	0.25	5/15/24	3,359
1,790	U.S. Treasury Note	0.25	7/31/25	1,643
2,955	U.S. Treasury Note	0.25	6/15/24	2,802
1,770	U.S. Treasury Note	0.25	8/31/25	1,620
2,540	U.S. Treasury Note	0.25	5/31/25	2,344
1,620	U.S. Treasury Note	0.25	6/30/25	1,491
1,680	U.S. Treasury Note	0.25	10/31/25	1,531
200	U.S. Treasury Note	0.25	9/30/23	193
2,500	U.S. Treasury Note	0.38	4/15/24	2,386
3,605	U.S. Treasury Note	0.38	8/15/24	3,410
3,095	U.S. Treasury Note	0.38	7/15/24	2,935
3,500	U.S. Treasury Note	0.38	11/30/25	3,196
2,360	U.S. Treasury Note	0.38	4/30/25	2,190
3,945	U.S. Treasury Note	0.38	9/15/24	3,723
2,145	U.S. Treasury Note	0.38	7/31/27	1,875
1,400	U.S. Treasury Note	0.38	1/31/26	1,273
3,220	U.S. Treasury Note	0.38	9/30/27	2,800
1,545	U.S. Treasury Note	0.38	12/31/25	1,408
2,570	U.S. Treasury Note	0.50	8/31/27	2,254
2,600	U.S. Treasury Note	0.50	5/31/27	2,295
2,275	U.S. Treasury Note	0.50	10/31/27	1,987
2,295	U.S. Treasury Note	0.50	3/31/25	2,142
2,690	U.S. Treasury Note	0.50	6/30/27	2,370
2,175	U.S. Treasury Note	0.50	2/28/26	1,982
1,885	U.S. Treasury Note	0.50	4/30/27	1,668
1,635	U.S. Treasury Note	0.63	7/31/26	1,482
2,240	U.S. Treasury Note	0.63	11/30/27	1,967
2,255	U.S. Treasury Note	0.63	12/31/27	1,976
1,575	U.S. Treasury Note	0.63	3/31/27	1,406
2,720	U.S. Treasury Note	0.63	5/15/30	2,268
3,945	U.S. Treasury Note	0.63	10/15/24	3,738
5,895	U.S. Treasury Note	0.63	8/15/30	4,888
4,150	U.S. Treasury Note	0.75	1/31/28	3,655
3,820	U.S. Treasury Note	0.75	3/31/26	3,508
1,845	U.S. Treasury Note	0.75	8/31/26	1,679
3,690	U.S. Treasury Note	0.75	4/30/26	3,382
3,750	U.S. Treasury Note	0.75	12/31/23	3,627
4,115	U.S. Treasury Note	0.75	5/31/26	3,766
3,460	U.S. Treasury Note	0.75	11/15/24	3,280
2,000	U.S. Treasury Note	0.88	1/31/24	1,935
4,830	U.S. Treasury Note	0.88	11/15/30	4,079
2,295	U.S. Treasury Note	0.88	6/30/26	2,106
1,910	U.S. Treasury Note	0.88	9/30/26	1,744
3,465	U.S. Treasury Note	1.00	7/31/28	3,064
2,225	U.S. Treasury Note	1.00	12/15/24	2,119

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$2,030	U.S. Treasury Note	1.13	1/15/25	$1,935
650	U.S. Treasury Note	1.13	2/28/27	595
3,775	U.S. Treasury Note	1.13	10/31/26	3,479
2,550	U.S. Treasury Note	1.13	8/31/28	2,270
2,535	U.S. Treasury Note	1.13	2/29/28	2,279
3,715	U.S. Treasury Note	1.13	2/15/31	3,191
965	U.S. Treasury Note	1.13	2/28/25	918
1,625	U.S. Treasury Note	1.25	6/30/28	1,462
4,100	U.S. Treasury Note	1.25	11/30/26	3,797
2,270	U.S. Treasury Note	1.25	4/30/28	2,048
1,660	U.S. Treasury Note	1.25	5/31/28	1,495
2,740	U.S. Treasury Note	1.25	3/31/28	2,475
2,000	U.S. Treasury Note	1.25	12/31/26	1,848
2,520	U.S. Treasury Note	1.25	9/30/28	2,257
4,885	U.S. Treasury Note	1.25	8/15/31	4,206
1,350	U.S. Treasury Note	1.25	7/31/23	1,326
1,515	U.S. Treasury Note	1.25	8/31/24	1,459
1,205	U.S. Treasury Note	1.38	1/31/25	1,155
6,300	U.S. Treasury Note	1.38	11/15/31	5,465
3,775	U.S. Treasury Note	1.38	10/31/28	3,403
450	U.S. Treasury Note	1.38	8/31/26	420
2,000	U.S. Treasury Note	1.38	12/31/28	1,803
1,000	U.S. Treasury Note	1.38	9/30/23	980
2,000	U.S. Treasury Note	1.38	8/31/23	1,963
3,750	U.S. Treasury Note	1.50	11/30/28	3,405
1,000	U.S. Treasury Note	1.50	8/15/26	939
4,105	U.S. Treasury Note	1.50	1/31/27	3,833
2,590	U.S. Treasury Note	1.50	11/30/24	2,498
1,915	U.S. Treasury Note	1.50	2/15/30	1,720
1,220	U.S. Treasury Note	1.50	2/15/25	1,172
1,485	U.S. Treasury Note	1.50	9/30/24	1,436
1,270	U.S. Treasury Note	1.50	10/31/24	1,227
3,500	U.S. Treasury Note	1.50	2/29/24	3,417
945	U.S. Treasury Note	1.63	11/30/26	889
1,920	U.S. Treasury Note	1.63	8/15/29	1,748
200	U.S. Treasury Note	1.63	10/31/23	196
1,400	U.S. Treasury Note	1.63	2/15/26	1,331
4,155	U.S. Treasury Note	1.63	5/15/31	3,712
600	U.S. Treasury Note	1.63	9/30/26	566
1,000	U.S. Treasury Note	1.63	10/31/26	942
3,500	U.S. Treasury Note	1.63	5/15/26	3,316
1,160	U.S. Treasury Note	1.75	12/31/24	1,124
1,100	U.S. Treasury Note	1.75	12/31/26	1,040
745	U.S. Treasury Note	1.75	7/31/24	726
1,675	U.S. Treasury Note	1.75	6/30/24	1,635
790	U.S. Treasury Note	1.75	11/15/29	725
2,095	U.S. Treasury Note	1.75	3/15/25	2,025
1,075	U.S. Treasury Note	1.75	1/31/29	991

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$2,390	U.S. Treasury Note	1.88	7/31/26	$2,282
475	U.S. Treasury Note	1.88	6/30/26	454
1,650	U.S. Treasury Note	1.88	2/28/27	1,566
990	U.S. Treasury Note	1.88	8/31/24	966
6,150	U.S. Treasury Note	1.88	2/15/32	5,572
2,000	U.S. Treasury Note	1.88	2/28/29	1,859
1,421	U.S. Treasury Note	2.00	2/15/25	1,384
1,825	U.S. Treasury Note	2.00	8/15/25	1,768
1,885	U.S. Treasury Note	2.00	11/15/26	1,802
2,360	U.S. Treasury Note	2.00	4/30/24	2,318
1,450	U.S. Treasury Note	2.00	6/30/24	1,422
2,710	U.S. Treasury Note	2.00	5/31/24	2,660
1,750	U.S. Treasury Note	2.13	5/31/26	1,690
1,340	U.S. Treasury Note	2.13	7/31/24	1,316
1,145	U.S. Treasury Note	2.13	2/29/24	1,129
2,385	U.S. Treasury Note	2.13	5/15/25	2,326
2,950	U.S. Treasury Note	2.13	3/31/24	2,906
67	U.S. Treasury Note	2.13	11/30/23	66
445	U.S. Treasury Note	2.13	11/30/24	436
1,065	U.S. Treasury Note	2.13	9/30/24	1,045
1,675	U.S. Treasury Note	2.25	11/15/25	1,631
2,220	U.S. Treasury Note	2.25	8/15/27	2,132
1,775	U.S. Treasury Note	2.25	11/15/27	1,702
790	U.S. Treasury Note	2.25	10/31/24	776
1,785	U.S. Treasury Note	2.25	2/15/27	1,721
810	U.S. Treasury Note	2.25	1/31/24	801
1,955	U.S. Treasury Note	2.25	11/15/24	1,922
795	U.S. Treasury Note	2.25	12/31/24	780
950	U.S. Treasury Note	2.25	12/31/23	940
3,000	U.S. Treasury Note	2.25	3/31/24	2,962
2,700	U.S. Treasury Note	2.25	4/30/24	2,665
2,500	U.S. Treasury Note	2.25	3/31/26	2,429
2,510	U.S. Treasury Note	2.38	5/15/27	2,429
1,125	U.S. Treasury Note	2.38	2/29/24	1,114
1,675	U.S. Treasury Note	2.38	8/15/24	1,653
2,440	U.S. Treasury Note	2.38	5/15/29	2,337
340	U.S. Treasury Note	2.38	4/30/26	332
2,000	U.S. Treasury Note	2.38	3/31/29	1,914
1,020	U.S. Treasury Note	2.50	1/31/25	1,006
3,500	U.S. Treasury Note	2.50	4/30/24	3,469
1,300	U.S. Treasury Note	2.50	1/31/24	1,290
850	U.S. Treasury Note	2.50	2/28/26	834
2,000	U.S. Treasury Note	2.50	3/31/27	1,951
3,500	U.S. Treasury Note	2.50	5/31/24	3,469
3,065	U.S. Treasury Note	2.50	5/15/24	3,037
2,870	U.S. Treasury Note	2.50	8/15/23	2,856
3,250	U.S. Treasury Note	2.63	5/31/27	3,189
1,785	U.S. Treasury Note	2.63	2/15/29	1,738

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$1,250	U.S. Treasury Note	2.63	12/31/23	$1,243
1,120	U.S. Treasury Note	2.63	4/15/25	1,108
1,205	U.S. Treasury Note	2.63	12/31/25	1,188
1,055	U.S. Treasury Note	2.63	1/31/26	1,040
955	U.S. Treasury Note	2.63	3/31/25	945
3,620	U.S. Treasury Note	2.75	2/15/24	3,607
1,525	U.S. Treasury Note	2.75	5/15/25	1,513
1,177	U.S. Treasury Note	2.75	11/15/23	1,173
1,675	U.S. Treasury Note	2.75	2/15/28	1,645
780	U.S. Treasury Note	2.75	8/31/25	773
3,000	U.S. Treasury Note	2.75	5/31/29	2,941
1,120	U.S. Treasury Note	2.75	8/31/23	1,117
2,750	U.S. Treasury Note	2.75	4/30/27	2,713
2,500	U.S. Treasury Note	2.75	2/28/25	2,481
1,050	U.S. Treasury Note	2.75	7/31/23	1,048
500	U.S. Treasury Note	2.88	9/30/23	499
800	U.S. Treasury Note	2.88	11/30/25	795
3,000	U.S. Treasury Note	2.88	4/30/29	2,965
1,995	U.S. Treasury Note	2.88	5/15/28	1,971
1,105	U.S. Treasury Note	2.88	10/31/23	1,103
505	U.S. Treasury Note	2.88	5/31/25	503
4,230	U.S. Treasury Note	2.88	8/15/28	4,179
2,005	U.S. Treasury Note	2.88	6/15/25	1,997
540	U.S. Treasury Note	2.88	7/31/25	537
3,275	U.S. Treasury Note	2.88	5/15/32	3,238
750	U.S. Treasury Note	2.88	11/30/23	749
995	U.S. Treasury Note	3.00	9/30/25	993
880	U.S. Treasury Note	3.00	10/31/25	878
3,380	U.S. Treasury Note	3.13	11/15/28	3,386
400	U.S. Treasury Note	5.50	8/15/28	453
	Total U.S. Treasury Obligations			457,351

	Yankee Dollar — 0.02%
115	AID-Israel (Sovereign)	5.50	9/18/23	118
	Total Yankee Dollar			118

Shares
	Exchange-Traded Fund — 24.64%
2,775,700	Schwab U.S. TIPS ETF			154,884
	Total Exchange-Traded Fund			154,884

	Total Investments (cost $650,946) — 99.75%			626,891
	Other assets in excess of liabilities — 0.25%			1,577
	Net Assets — 100.00%			$628,468

ETF—Exchange-Traded Fund

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (concluded) — June 30, 2022

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2022.

The U.S. Government Fixed Income Securities Portfolio	Mellon Investments Corporation	Parametric Portfolio Associates, LLC	Total
U.S. Government Agency Securities	2.31%	—	2.31%
U.S. Treasury Obligations	72.78%	—	72.78%
Yankee Dollar	0.02%	—	0.02%
Exchange-Traded Fund	—	24.64%	24.64%
Other Assets (Liabilities)	0.23%	0.02%	0.25%
Total Net Assets	75.34%	24.66%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds — 74.64%
$750	AbbVie, Inc. (Biotechnology), Callable 8/14/28 @ 100.00	4.25	11/14/28	$740
1,954	AbbVie, Inc. (Biotechnology)	4.40	11/6/42	1,779
530	Alabama Power Co., Series B (Electric Utilities), Callable 6/1/47 @ 100.00	3.70	12/1/47	442
155	Alabama Power Co. (Electric Utilities), Callable 2/15/44 @ 100.00	4.15	8/15/44	137
2,155	Ally Financial, Inc. (Consumer Finance), Callable 10/21/25 @ 100.00	5.75	11/20/25	2,102
1,935	Amgen, Inc. (Biotechnology), Callable 8/21/39 @ 100.00	3.15	2/21/40	1,531
135	Amgen, Inc. (Biotechnology), Callable 12/15/50 @ 100.00	4.66	6/15/51	126
1,790	Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide, Inc. (Beverages), Callable 8/1/45 @ 100.00	4.90	2/1/46	1,684
1,880	Anheuser-Busch InBev Worldwide, Inc. (Beverages), Callable 12/1/39 @ 100.00	4.35	6/1/40	1,683
1,980	Anthem, Inc. (Health Care Providers & Services), Callable 12/1/27 @ 100.00	4.10	3/1/28	1,966
790	Anthem, Inc. (Health Care Providers & Services)	4.63	5/15/42	758
2,465	Apple, Inc. (Technology Hardware, Storage & Peripherals), Callable 8/23/45 @ 100.00	4.65	2/23/46	2,532
2,519	AT&T, Inc. (Diversified Telecommunication Services), Callable 3/15/53 @ 100.00	3.50	9/15/53	1,904
2,250	AT&T, Inc. (Diversified Telecommunication Services), Callable 12/1/28 @ 100.00	4.35	3/1/29	2,213
875	AT&T, Inc. (Diversified Telecommunication Services), Callable 9/9/48 @ 100.00	4.55	3/9/49	788
255	Atmos Energy Corp. (Gas Utilities), Callable 4/15/44 @ 100.00	4.13	10/15/44	225
1,145	Atmos Energy Corp. (Gas Utilities), Callable 7/15/42 @ 100.00	4.15	1/15/43	1,013
5,291	Bank of America Corp. (Banks), Callable 12/20/27 @ 100.00	3.42 (US0003M + 104 bps)(a)	12/20/28	4,927
5,225	Bank of America Corp., MTN (Banks), Callable 2/7/29 @ 100.00	3.97 (US0003M + 121 bps)(a)	2/7/30	4,966
1,665	Berkshire Hathaway, Inc. (Multi-Utilities), Callable 8/1/44 @ 100.00	4.50	2/1/45	1,543
265	BP Capital Markets America, Inc. (Diversified Financial Services), Callable 8/24/49 @ 100.00	3.00	2/24/50	193
1,245	Bristol-Myers Squibb Co. (Pharmaceuticals), Callable 4/26/49 @ 100.00	4.25	10/26/49	1,167
2,705	Brown & Brown, Inc. (Insurance), Callable 12/15/28 @ 100.00	4.50	3/15/29	2,655
1,315	Bunge Limited Finance Corp. (Food Products), Callable 2/14/31 @ 100.00	2.75	5/14/31	1,086
2,445	Bunge Limited Finance Corp. (Food Products), Callable 5/15/26 @ 100.00	3.25	8/15/26	2,325
500	Capital One Bank USA NA (Banks), Callable 1/28/25 @ 100.00	2.28 (SOFR + 91 bps)(a)	1/28/26	476
700	Capital One Financial Corp. (Consumer Finance), Callable 1/5/25 @ 100.00	3.20	2/5/25	681
1,000	Capital One Financial Corp. (Consumer Finance), Callable 9/30/24 @ 100.00	3.30	10/30/24	978
2,022	Capital One Financial Corp. (Consumer Finance), Callable 3/31/25 @ 100.00	4.25	4/30/25	2,020
3,930	Charter Communications Operating LLC/Charter Communications Operating Capital (Media), Callable 12/30/28 @ 100.00	5.05	3/30/29	3,787
310	Cisco Systems, Inc. (Communications Equipment)	5.50	1/15/40	339
6,520	Citigroup, Inc. (Banks), Callable 7/21/26 @ 100.00	3.20	10/21/26	6,208
650	Citigroup, Inc. (Banks), Callable 4/23/28 @ 100.00	4.08 (US0003M + 119 bps)(a)	4/23/29	617
1,310	Citigroup, Inc. (Banks), Callable 3/31/30 @ 100.00	4.41 (SOFR + 391 bps)(a)	3/31/31	1,250
400	Comcast Corp. (Media), Callable 8/1/49 @ 100.00	3.45	2/1/50	318
280	Comcast Corp. (Media), Callable 5/1/49 @ 100.00	4.00	11/1/49	244
295	Comcast Corp. (Media)	4.65	7/15/42	285
2,185	Comcast Corp. (Media)	4.75	3/1/44	2,107
175	Consolidated Edison Company of New York, Inc., Series 2008-B (Multi-Utilities)	6.75	4/1/38	204
2,195	Constellation Brands, Inc. (Beverages), Callable 5/1/29 @ 100.00	3.15	8/1/29	1,974
2,050	CSX Corp. (Road & Rail)	6.22	4/30/40	2,312

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$822	CVS Health Corp. (Health Care Providers & Services), Callable 12/25/27 @ 100.00	4.30	3/25/28	$816
2,415	CVS Health Corp. (Health Care Providers & Services), Callable 9/25/37 @ 100.00	4.78	3/25/38	2,290
430	CVS Health Corp. (Health Care Providers & Services), Callable 9/25/47 @ 100.00	5.05	3/25/48	411
1,230	Dell International LLC/EMC Corp. (Tech Hardware & Semiconductors), Callable 8/1/26 @ 100.00	4.90	10/1/26	1,227
1,565	Devon Energy Corp. (Oil, Gas & Consumable Fuels), Callable 1/15/41 @ 100.00	5.60	7/15/41	1,559
315	Devon Energy Corp. (Oil, Gas & Consumable Fuels), Callable 9/15/25 @ 100.00	5.85	12/15/25	328
1,958	Digital Realty Trust LP (Equity Real Estate Investment Trusts), Callable 4/15/28 @ 100.00	4.45	7/15/28	1,895
1,005	Dominion Energy Gas Holding LLC, Series B (Multi-Utilities), Callable 8/15/29 @ 100.00	3.00	11/15/29	883
1,830	Dominion Gas Holdings LLC (Multi-Utilities), Callable 9/15/24 @ 100.00	3.60	12/15/24	1,806
685	E.I. du Pont de Nemours and Co. (Chemicals), Callable 4/15/30 @ 100.00	2.30	7/15/30	593
800	Energy Transfer Partners LP (Oil, Gas & Consumable Fuels), Callable 3/15/28 @ 100.00	4.95	6/15/28	789
2,497	Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels), Callable 9/15/43 @ 100.00	4.85	3/15/44	2,260
1,991	FedEx Corp., Series 2020-1, AA (Air Freight & Logistics)	1.88	8/20/35	1,720
1,275	Fiserv, Inc. (IT Services), Callable 4/1/29 @ 100.00	3.50	7/1/29	1,164
225	Fiserv, Inc. (IT Services), Callable 1/1/49 @ 100.00	4.40	7/1/49	193
428	General Motors Co. (Automobiles), Callable 7/1/27 @ 100.00 ^	4.20	10/1/27	407
3,495	General Motors Co. (Automobiles), Callable 9/1/25 @ 100.00	6.13	10/1/25	3,607
1,155	Gilead Sciences, Inc. (Biotechnology), Callable 8/1/44 @ 100.00	4.50	2/1/45	1,063
1,890	HCA, Inc. (Health Care Providers & Services)	5.38	2/1/25	1,881
1,512	Intel Corp. (Semiconductors & Semiconductor Equipment), Callable 6/8/47 @ 100.00	3.73	12/8/47	1,279
560	International Business Machines Corp. (IT Services)	4.00	6/20/42	488
795	International Paper Co. (Containers & Packaging), Callable 5/15/41 @ 100.00	6.00	11/15/41	828
1,045	JPMorgan Chase & Co. (Banks), Callable 5/1/27 @ 100.00	3.54 (US0003M + 138 bps)(a)	5/1/28	991
3,018	JPMorgan Chase & Co. (Banks), Callable 5/6/29 @ 100.00	3.70 (US0003M + 116 bps)(a)	5/6/30	2,832
5,900	JPMorgan Chase & Co. (Banks), Callable 4/23/28 @ 100.00	4.00 (US0003M + 112 bps)(a)	4/23/29	5,657
1,665	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels), Callable 12/1/44 @ 100.00	5.55	6/1/45	1,568
2,000	Lincoln National Corp. (Insurance), Callable 12/1/27 @ 100.00	3.80	3/1/28	1,924
1,365	Lincoln National Corp. (Insurance)	7.00	6/15/40	1,559
40	Lockheed Martin Corp. (Aerospace & Defense), Callable 9/1/44 @ 100.00	3.80	3/1/45	35
655	Lockheed Martin Corp. (Aerospace & Defense)	4.07	12/15/42	606
789	Martin Marietta Materials, Inc. (Construction Materials), Callable 3/1/27 @ 100.00	3.45	6/1/27	751
1,355	Martin Marietta Materials, Inc. (Construction Materials), Callable 9/15/27 @ 100.00	3.50	12/15/27	1,283
1,275	Marvell Technology, Inc. (Semiconductors & Semiconductor Equipment), Callable 2/15/28 @ 100.00	2.45	4/15/28	1,112
810	Marvell Technology, Inc. (Semiconductors & Semiconductor Equipment), Callable 1/15/31 @ 100.00	2.95	4/15/31	675
340	Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment), Callable 9/1/22 @ 102.13	4.25	9/1/25	329
2,055	Microsoft Corp. (Software), Callable 9/17/61 @ 100.00	3.04	3/17/62	1,587
960	Mohawk Industries, Inc. (Household Durables), Callable 2/15/30 @ 100.00	3.63	5/15/30	857
1,800	Morgan Stanley, MTN (Capital Markets), Callable 7/20/26 @ 100.00	1.51 (SOFR + 86 bps)(a)	7/20/27	1,582
4,555	Morgan Stanley, MTN (Capital Markets), Callable 1/23/29 @ 100.00	4.43 (US0003M + 163 bps)(a)	1/23/30	4,435

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$1,580	National Retail Properties, Inc. (Equity Real Estate Investment Trusts), Callable 1/15/30 @ 100.00	2.50	4/15/30	$1,346
1,615	National Rural Utilities Cooperative Finance Corp. (Diversified Financial Services), Callable 12/15/29 @ 100.00	2.40	3/15/30	1,411
450	Netflix, Inc. (Entertainment)	5.88	2/15/25	456
1,000	NextEra Energy Capital Holdings, Inc. (Electric Utilities), Callable 3/1/30 @ 100.00	2.25	6/1/30	840
1,210	Northrop Grumman Corp. (Aerospace & Defense), Callable 4/15/47 @ 100.00	4.03	10/15/47	1,075
1,056	Nucor Corp. (Metals & Mining), Callable 2/1/43 @ 100.00	5.20	8/1/43	1,047
955	NVIDIA Corp. (Semiconductors & Semiconductor Equipment), Callable 1/1/30 @ 100.00	2.85	4/1/30	875
2,420	Oklahoma Gas and Electric Co. (Electric Utilities), Callable 2/15/28 @ 100.00	3.80	8/15/28	2,335
1,460	Oracle Corp. (Software), Callable 11/15/44 @ 100.00	4.13	5/15/45	1,110
1,080	Pfizer, Inc. (Pharmaceuticals), Callable 3/15/38 @ 100.00	4.10	9/15/38	1,049
400	Pfizer, Inc. (Pharmaceuticals)	4.30	6/15/43	390
2,640	Philip Morris International, Inc. (Tobacco), Callable 5/11/25 @ 100.00	3.38	8/11/25	2,597
1,435	Philip Morris International, Inc. (Tobacco)	4.50	3/20/42	1,217
1,420	Principal Financial Group, Inc. (Insurance), Callable 2/15/29 @ 100.00	3.70	5/15/29	1,342
2,534	Progress Energy, Inc. (Electric Utilities)	6.00	12/1/39	2,649
1,095	Prudential Financial, Inc. (Insurance)	4.60	5/15/44	1,040
152	Prudential Financial, Inc. (Insurance)	6.63	6/21/40	177
265	Public Service Electric & Gas Co. (Electric Utilities), Callable 3/1/42 @ 100.00	3.65	9/1/42	223
809	Reliance Steel & Aluminum Co. (Metals & Mining), Callable 7/15/25 @ 100.00	1.30	8/15/25	739
610	Reliance Steel & Aluminum Co. (Metals & Mining), Callable 5/15/30 @ 100.00	2.15	8/15/30	494
2,501	RELX Capital, Inc. (Professional Services), Callable 2/22/30 @ 100.00	3.00	5/22/30	2,262
1,244	Rockwell Collins, Inc. (Aerospace & Defense), Callable 12/15/26 @ 100.00 ^	3.50	3/15/27	1,202
864	Roper Technologies, Inc. (Industrial Conglomerates), Callable 6/15/28 @ 100.00	4.20	9/15/28	848
930	Sabra Health Care, LP (Equity Real Estate Investment Trusts), Callable 9/1/31 @ 100.00	3.20	12/1/31	739
959	Sabra Health Care, LP (Equity Real Estate Investment Trusts), Callable 5/15/26 @ 100.00	5.13	8/15/26	930
330	Southern Company Gas Capital Corp. (Electric Utilities), Callable 3/15/26 @ 100.00	3.25	6/15/26	316
920	Southern Company Gas Capital Corp. (Electric Utilities), Callable 11/30/46 @ 100.00	4.40	5/30/47	800
1,095	Southwest Airlines Co. (Airlines), Callable 4/15/27 @ 100.00	5.13	6/15/27	1,104
156	Southwest Airlines Co., Series 2017-1 (Airlines)	6.15	2/1/24	156
3,371	Sunoco Logistics Partners Operations LP (Oil, Gas & Consumable Fuels), Callable 10/15/22 @ 100.00	3.45	1/15/23	3,358
1,625	Sunoco Logistics Partners Operations LP (Oil, Gas & Consumable Fuels), Callable 7/15/42 @ 100.00	4.95	1/15/43	1,345
1,850	TCI Communications, Inc. (Media)	7.88	2/15/26	2,077
6,705	The Goldman Sachs Group, Inc. (Capital Markets), Callable 6/5/27 @ 100.00	3.69 (US0003M + 151 bps)(a)	6/5/28	6,360
530	The Goldman Sachs Group, Inc. (Capital Markets), Callable 10/31/37 @ 100.00	4.02 (US0003M + 137 bps)(a)	10/31/38	462
345	The Home Depot, Inc. (Specialty Retail), Callable 6/6/48 @ 100.00	4.50	12/6/48	335
1,210	The Home Depot, Inc. (Specialty Retail), Callable 3/15/40 @ 100.00	5.40	9/15/40	1,299
1,065	The Interpublic Group of Companies, Inc. (Media)	4.20	4/15/24	1,069
2	The Interpublic Group of Companies, Inc. (Media), Callable 12/30/29 @ 100.00	4.75	3/30/30	2
575	The Interpublic Group of Companies, Inc. (Media), Callable 4/1/48 @ 100.00	5.40	10/1/48	567
430	The Travelers Companies, Inc. (Insurance)	5.35	11/1/40	454
901	The Travelers Companies, Inc. (Insurance)	6.25	6/15/37	1,061
1,485	The Walt Disney Co. (Entertainment), Callable 3/15/44 @ 100.00	4.75	9/15/44	1,442

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$560	Toyota Motor Credit Corp., MTN (Consumer Finance)	3.38	4/1/30	$527
140	United Parcel Service, Inc. (Air Freight & Logistics), Callable 9/15/48 @ 100.00	4.25	3/15/49	134
674	United Technologies Corp. (Aerospace & Defense)	4.50	6/1/42	643
810	UnitedHealth Group, Inc. (Health Care Providers & Services), Callable 5/15/41 @ 100.00	4.63	11/15/41	805
905	UnitedHealth Group, Inc. (Health Care Providers & Services)	4.75	7/15/45	908
1,190	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	6.63	6/15/37	1,271
4,580	Verizon Communications, Inc. (Diversified Telecommunication Services), Callable 9/22/40 @ 100.00	3.40	3/22/41	3,716
1,870	Verizon Communications, Inc. (Diversified Telecommunication Services)	4.33	9/21/28	1,857
625	Virginia Electric and Power Co., Series B (Electric Utilities), Callable 3/15/47 @ 100.00	3.80	9/15/47	535
820	Virginia Electric and Power Co., Series D (Electric Utilities), Callable 2/15/43 @ 100.00	4.65	8/15/43	781
4,825	Wells Fargo & Co., MTN (Banks), Callable 10/30/29 @ 100.00	2.88 (US0003M + 117 bps)(a)	10/30/30	4,235
1,295	Wells Fargo & Co., MTN (Banks), Callable 5/22/27 @ 100.00	3.58 (US0003M + 131 bps)(a)	5/22/28	1,229
770	Wells Fargo & Co., MTN (Banks), Callable 10/24/28 @ 100.00	4.15	1/24/29	747
340	WestRock MWV LLC (Containers & Packaging)	8.20	1/15/30	404
3,045	WRKCo, Inc. (Containers & Packaging), Callable 1/15/26 @ 100.00	4.65	3/15/26	3,078
1,146	XTO Energy, Inc. (Oil, Gas & Consumable Fuels)	6.75	8/1/37	1,322
	Total Corporate Bonds			192,347

	Yankee Dollars — 8.75%
850	America Movil SAB de CV (Wireless Telecommunication Services)	6.13	11/15/37	929
645	BHP Billiton Finance USA Ltd. (Metals & Mining)	5.00	9/30/43	661
1,246	British Telecommunications PLC (Diversified Telecommunication Services)	9.63	12/15/30	1,554
880	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels), Callable 6/15/25 @ 100.00	2.05	7/15/25	824
2,504	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels), Callable 3/1/27 @ 100.00	3.85	6/1/27	2,392
665	Canadian Pacific Railway Co. (Road & Rail), Callable 12/5/29 @ 100.00	2.05	3/5/30	562
1,106	Deutsche Telekom International Finance BV (Diversified Telecommunication Services)	8.75(b)	6/15/30	1,363
1,010	Diageo Capital PLC (Diversified Financial Services)	5.88	9/30/36	1,129
1,365	Enbridge, Inc. (Oil, Gas & Consumable Fuels), Callable 2/1/51 @ 100.00	3.40	8/1/51	1,029
1	Enbridge, Inc. (Oil, Gas & Consumable Fuels), Callable 4/15/27 @ 100.00	3.70	7/15/27	1
560	Equinor ASA (Oil, Gas & Consumable Fuels)	3.95	5/15/43	499
825	Equinor ASA (Oil, Gas & Consumable Fuels)	5.10	8/17/40	855
1,430	Iberdrola International BV (Electric Utilities)	5.81	3/15/25	1,507
1,655	Iberdrola International BV (Electric Utilities)	6.75	7/15/36	1,902
180	LyondellBasell Industries N.V. (Chemicals), Callable 8/26/54 @ 100.00	4.63	2/26/55	154
1,012	Nutrien Ltd. (Chemicals), Callable 2/13/30 @ 100.00	2.95	5/13/30	900
1,143	Orange SA (Diversified Telecommunication Services)	9.00	3/1/31	1,471
893	Shell International Finance BV (Oil, Gas & Consumable Fuels)	4.13	5/11/35	851
910	Shell International Finance BV (Diversified Financial Services)	4.55	8/12/43	863
850	Telefonica Emisiones SA (Diversified Telecommunication Services)	4.67	3/6/38	753
1,270	The Toronto-Dominion Bank (Banks)	3.20	3/10/32	1,132
340	TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels), Callable 4/16/43 @ 100.00	5.00	10/16/43	324
826	Vodafone Group PLC (Wireless Telecommunication Services)	6.15	2/27/37	890
	Total Yankee Dollars			22,545

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments (concluded) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Loan Participations and Assignments — 3.64%
$9,440	Centric Commercial Funding, LP(c)(d)	6.50 (US00001M with 1.00% floor + 550 bps)	10/9/22	$9,373
	Total Loan Participations and Assignments			9,373

Shares
	Investment Companies — 12.25%
396,013	Federated Hermes Treasury Obligations Fund, Institutional Shares^^	1.37(e)		396
5,686,927	State Street Institutional Treasury Money Market Fund, Premier Class	1.04(e)		5,687
25,489,042	State Street Institutional Treasury Plus Money Market Fund, Trust Class	1.40(e)		25,489
	Total Investment Companies			31,572

	Total Investments (cost $284,419) — 99.28%			255,837
	Other assets in excess of liabilities — 0.72%			1,862
	Net Assets — 100.00%			$257,699

^	All or part of this security was on loan as of June 30, 2022.

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2022.

(a)	Variable Rate Security. The rate disclosed is the rate in effect on June 30, 2022.

(b)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate disclosed is the rate in effect on June 30, 2022.

(c)	The original loan commitment represents $16,000. The unfunded commitment represents $7,200 as of June 30, 2022 (amounts in thousands).

(d)	Security was valued using significant unobservable inputs as of June 30, 2022.

(e)	Annualized 7-day yield as of period-end.

bps—Basis Points

MTN—Medium Term Note

SOFR—Secured Overnight Financing Rate

US0003M—3 Month US Dollar LIBOR

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2022.

The U.S. Corporate Fixed Income Securities Portfolio	Agincourt Capital Management, LLC	HC Capital Solutions	Total
Corporate Bonds	74.64%	—	74.64%
Yankee Dollars	8.75%	—	8.75%
Loan Participations and Assignments	—	3.64%	3.64%
Investment Companies	2.36%	9.89%	12.25%
Other Assets (Liabilities)	0.80%	-0.08%	0.72%
Total Net Assets	86.55%	13.45%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Asset Backed Securities — 0.71%
$150	American Express Credit Account Master Trust, Series 2021-1, Class - A	0.90	11/15/26	$143
140	Capital One Multi-Asset Execution Trust, Series 2021-A2, Class - A2	1.39	7/15/30	122
200	GM Financial Automobile Leasing Trust, Series 2021-3, Class - A3, Callable 3/20/24 @ 100.00	0.39	10/21/24	194
100	Honda Auto Receivables Owner Trust, Series 2021-1, Class - A4, Callable 5/21/24 @ 100.00	0.42	1/21/28	94
100	Hyundai Auto Receivables Trust, Series 2022-A, Class - A3, Callable 3/15/26 @ 100.00	2.22	10/15/26	97
300	Mercedes-Benz Auto Lease Trust, Series 2021-B, Class - A3, Callable 3/15/24 @ 100.00	0.40	11/15/24	290
100	Synchrony Card Funding LLC, Series 2022-A1, Class - A	3.37	4/15/28	99
100	Toyota Auto Receivables Owner Trust, Series 2021-A, Class - A4, Callable 11/15/24 @ 100.00	0.39	6/15/26	93
200	World Omni Auto Receivables Trust, Series 2021-C, Class - A4, Callable 9/15/24 @ 100.00	0.64	9/15/27	183
200	World Omni Auto Receivables Trust, Series 2020-B, Class - A4, Callable 3/15/24 @ 100.00	0.82	1/15/26	192
	Total Asset Backed Securities			1,507

	Collateralized Mortgage Obligations — 6.14%
150	Bank, Series 2020-BNK26, Class - A4, Callable 2/15/30 @ 100.00	2.40	3/15/63	132
300	Bank, Series 2021-BN37, Class - A5, Callable 10/15/31 @ 100.00	2.62(a)	11/15/64	262
100	Bank, Series 2019-BN21, Class - A5, Callable 9/15/29 @ 100.00	2.85	10/15/52	91
100	Bank, Series 2019-BNK19, Class - A3, Callable 7/15/29 @ 100.00	3.18	8/15/61	93
250	Bank, Series 2017-BNK9, Class - ASB, Callable 8/15/27 @ 100.00	3.47	11/15/54	246
300	Bank, Series 2018-BN10, Class - A5, Callable 1/15/28 @ 100.00	3.69	2/15/61	292
100	Bank, Series 2019-BN17, Class - A4, Callable 3/15/29 @ 100.00	3.71	4/15/52	97
93	Bank of America Commercial Mortgage Trust, Series 2017-BNK3, Class - ASB, Callable 6/15/26 @ 100.00	3.37	2/15/50	92
60	BBCMS Mortgage Trust, Series 2020-C7, Class - AS, Callable 3/15/30 @ 100.00	2.44	4/15/53	51
100	Benchmark Mortgage Trust, Series 2020-IG1, Class - AS, Callable 1/15/30 @ 100.00	2.91(a)	9/15/43	88
200	Benchmark Mortgage Trust, Series 2022-B33, Class - A5, Callable 2/15/32 @ 100.00	3.46	3/15/55	187
250	Benchmark Mortgage Trust, Series 2019-B9, Class - A5, Callable 1/15/29 @ 100.00	4.02	3/15/52	246
200	Benchmark Mortgage Trust, Series 2018-B6, Class - A4, Callable 8/10/28 @ 100.00	4.26	10/10/51	199
190	Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class - A4, Callable 11/10/24 @ 100.00	2.88	2/10/48	185
100	Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class - AS, Callable 2/15/30 @ 100.00	2.92	2/15/53	88
150	Citigroup Commercial Mortgage Trust, Series 2019-C7, Class - A4, Callable 12/15/29 @ 100.00	3.10	12/15/72	138
100	Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class - A4, Callable 1/10/26 @ 100.00	3.31	4/10/49	97
100	Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class - A5, Callable 1/10/26 @ 100.00	3.62	2/10/49	98
228	Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class - A4, Callable 7/10/24 @ 100.00	3.62	7/10/47	226
80	COMM Mortgage Trust, Series 2015-DC1, Class - A5, Callable 1/10/25 @ 100.00	3.35	2/10/48	78
183	Commercial Mortgage Trust, Series 2015-LC19, Class - A4, Callable 1/10/25 @ 100.00	3.18	2/10/48	178
256	Commercial Mortgage Trust, Series 2013-CR8, Class - A5, Callable 5/10/23 @ 100.00	3.61(a)	6/10/46	256
100	Commercial Mortgage Trust, Series 2014-UBS4, Class - AM, Callable 7/10/24 @ 100.00	3.97	8/10/47	98
100	Commercial Mortgage Trust, Series 2013-CR11, Class - B, Callable 9/10/23 @ 100.00	5.11(a)	8/10/50	100
148	CSAIL Commercial Mortgage Trust, Series 2016-C7, Class - ASB, Callable 7/15/25 @ 100.00	3.31	11/15/49	147
200	Fannie Mae-ACES, Series 2020-M8, Class - A2	1.82	2/25/30	177
237	Fannie Mae-ACES, Series 2015-M3, Class - A2	2.72	10/25/24	233
193	Fannie Mae-ACES, Series 2017-M7, Class - A2	2.96(a)	2/25/27	187
100	Fannie Mae-ACES, Series 2017-M11, Class - A2	2.98	8/25/29	96
238	Fannie Mae-ACES, Series 2017-M12, Class - A2	3.07(a)	6/25/27	234
189	Fannie Mae-ACES, Series 2017 M15, Class - ATS2	3.15(a)	11/25/27	184

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Collateralized Mortgage Obligations (continued)
$246	Fannie Mae-ACES, Series 2018-M14, Class - A2	3.58(a)	8/25/28	$247
186	Fannie Mae-ACES, Series 2019-M2, Class - A2	3.63(a)	11/25/28	187
300	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K117, Class - A2, Callable 8/25/30 @ 100.00	1.41	8/25/30	255
300	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K1516, Class - A2, Callable 5/25/35 @ 100.00	1.72	5/25/35	235
98	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K106, Class - A1, Callable 10/25/29 @ 100.00	1.78	10/25/29	90
390	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K126, Class - A2, Callable 1/25/31 @ 100.00	2.07	1/25/31	347
200	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K133, Class - A2, Callable 9/25/31 @ 100.00	2.10	9/25/31	176
300	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K-1521, Class - A2, Callable 8/25/36 @ 100.00	2.18	8/25/36	245
47	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K099, Class - A1, Callable 6/25/29 @ 100.00	2.26	6/25/29	45
69	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K058, Class - A1, Callable 6/25/26 @ 100.00	2.34	7/25/26	68
350	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K055, Class - A2, Callable 3/25/26 @ 100.00	2.67	3/25/26	341
137	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K726, Class - A2, Callable 4/25/24 @ 100.00	2.91	7/25/49	136
365	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K043, Class - A2, Callable 12/25/24 @ 100.00	3.06	12/25/24	362
100	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K092, Class - A2, Callable 4/25/29 @ 100.00	3.30	4/25/29	99
183	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class - A2, Callable 5/25/23 @ 100.00	3.31(a)	5/25/23	182
100	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K047, Class - A2, Callable 5/25/25 @ 100.00	3.33(a)	5/25/25	100
250	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K091, Class - A2, Callable 3/25/29 @ 100.00	3.51	3/25/29	250
250	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K087, Class - A2, Callable 12/25/28 @ 100.00	3.77	12/25/28	253
500	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K077, Class - A2, Callable 5/25/28 @ 100.00	3.85	5/25/28	507
400	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K081, Class - A2, Callable 8/25/28 @ 100.00	3.90(a)	8/25/28	408
230	GS Mortgage Securities Trust, Series 2016-GS2, Class - A3, Callable 2/10/26 @ 100.00	2.79	5/10/49	219
200	GS Mortgage Securities Trust, Series 2019-GC42, Class - A4, Callable 9/10/29 @ 100.00	3.00	9/1/52	185
100	GS Mortgage Securities Trust, Series 2020-GC45, Class - AS, Callable 12/13/29 @ 100.00	3.17(a)	2/13/53	90
250	GS Mortgage Securities Trust, Series 2017-GS5, Class - A4, Callable 2/10/27 @ 100.00	3.67	3/10/50	244
100	GS Mortgage Securities Trust, Series 2018-GS10, Class - A5	4.16(a)	7/10/51	100
137	JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class - A5, Callable 10/15/24 @ 100.00	3.64	11/15/47	135
183	JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class - A4, Callable 8/15/24 @ 100.00	3.80	9/15/47	181

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Collateralized Mortgage Obligations (continued)
$183	JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class - A5, Callable 9/15/23 @ 100.00	4.13	11/15/45	$182
47	Morgan Stanley BAML Trust, Series 2015-C21, Class - ASB, Callable 11/15/24 @ 100.00	3.15	3/15/48	46
183	Morgan Stanley BAML Trust, Series 2015-C20, Class - A4, Callable 12/15/24 @ 100.00	3.25	2/15/48	178
200	Morgan Stanley BAML Trust, Series 2014-C19, Class - A4, Callable 11/15/24 @ 100.00	3.53	12/15/47	197
200	Morgan Stanley BAML Trust, Series 2017-C33, Class - A5, Callable 4/15/27 @ 100.00	3.60	5/15/50	194
100	Morgan Stanley BAML Trust, Series 2014-C17, Class - A5, Callable 7/15/24 @ 100.00	3.74	8/15/47	99
200	Morgan Stanley Capital I Trust, Series 2017-H1, Class - A4, Callable 3/15/27 @ 100.00	3.26	6/15/50	191
100	SG Commercial Mortgage Securities Trust, Series 2016-C5, Class - A4, Callable 6/10/26 @ 100.00	3.06	10/10/48	95
50	Toyota Auto Receivables Owner Trust, Series 2021-A, Class - A3, Callable 11/15/24 @ 100.00	0.26	5/15/25	49
122	Wells Fargo Commercial Mortgage Trust, Series 2019-C53, Class - A4, Callable 10/15/29 @ 100.00	3.04	10/15/52	112
500	Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class - A4, Callable 4/15/26 @ 100.00	3.10	6/15/49	481
183	Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class - A4, Callable 7/15/25 @ 100.00	3.66	9/15/58	180
124	Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class - A4, Callable 11/15/25 @ 100.00	3.81	12/15/48	122
169	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class - A5, Callable 5/15/24 @ 100.00	3.82	8/15/50	167
142	Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class - C, Callable 2/15/25 @ 100.00	4.07	2/15/48	132
100	Wells Fargo Commercial Mortgage Trust, Series 2018-C47, Class - A4, Callable 9/15/28 @ 100.00	4.44	9/15/61	100
	Total Collateralized Mortgage Obligations			13,088

	U.S. Government Agency Mortgages — 85.04%
156	Fannie Mae, Pool #MA4310	1.50	4/1/41	132
22	Fannie Mae, Pool #MA4181	1.50	11/1/50	18
419	Fannie Mae, Pool #MA4441	1.50	10/1/36	381
95	Fannie Mae, Pool #MA4445	1.50	10/1/41	81
413	Fannie Mae, Pool #MA4417	1.50	9/1/36	375
408	Fannie Mae, Pool #FM6579	1.50	3/1/51	339
417	Fannie Mae, Pool #MA4343	1.50	5/1/51	347
193	Fannie Mae, Pool #MA4266	1.50	1/1/41	163
87	Fannie Mae, Pool #MA4286	1.50	2/1/41	74
423	Fannie Mae, Pool #MA4236	1.50	1/1/51	352
228	Fannie Mae, Pool #MA4302	1.50	4/1/36	208
420	Fannie Mae, Pool #CA7695	1.50	11/1/50	349
144	Fannie Mae, Pool #FM9249	1.50	10/1/41	122
414	Fannie Mae, Pool #CA7696	1.50	11/1/50	344
392	Fannie Mae, Pool #CB0310	1.50	4/1/36	356
466	Fannie Mae, Pool #MA4354	1.50	6/1/51	387
444	Fannie Mae, Pool #CB0711	1.50	6/1/51	369
184	Fannie Mae, Pool #MA4386	1.50	7/1/41	157
412	Fannie Mae, Pool #MA4304	1.50	4/1/51	342

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$476	Fannie Mae, Pool #MA4397	1.50	8/1/51	$395
121	Fannie Mae, Pool #MA4122	1.50	9/1/35	110
351	Fannie Mae, Pool #BQ3141	1.50	10/1/35	320
429	Fannie Mae, Pool #MA4280	1.50	3/1/51	357
287	Fannie Mae, Pool #BQ5781	1.50	11/1/35	261
45	Fannie Mae, Pool #MA4342	1.50	4/1/41	38
383	Fannie Mae, Pool #MA4255	2.00	2/1/51	333
378	Fannie Mae, Pool #MA4237	2.00	1/1/51	329
443	Fannie Mae, Pool #MA4182	2.00	11/1/50	385
400	Fannie Mae, Pool #FM6555	2.00	4/1/51	347
249	Fannie Mae, Pool #MA4325	2.00	5/1/51	216
139	Fannie Mae, Pool #FM5453	2.00	1/1/41	123
133	Fannie Mae, Pool #MA4155	2.00	10/1/35	124
257	Fannie Mae, Pool #FM5044	2.00	12/1/50	224
202	Fannie Mae, Pool #BQ5160	2.00	12/1/50	175
413	Fannie Mae, Pool #FM5308	2.00	12/1/50	359
150	Fannie Mae, Pool #MA4287	2.00	3/1/41	133
45	Fannie Mae, Pool #MA2906	2.00	2/1/32	42
492	Fannie Mae, Pool #MA4158	2.00	10/1/50	427
409	Fannie Mae, Pool #MA4360	2.00	6/1/36	382
400	Fannie Mae, Pool #FM6852	2.00	5/1/51	347
496	Fannie Mae, Pool #BR0948	2.00	4/1/51	431
378	Fannie Mae, Pool #MA4403	2.00	8/1/36	353
543	Fannie Mae, Pool #BQ5112	2.00	11/1/50	471
95	Fannie Mae, Pool #MA4474	2.00	11/1/41	85
490	Fannie Mae, Pool #FS1334	2.00	11/1/51	425
262	Fannie Mae, Pool #MA4119	2.00	9/1/50	227
160	Fannie Mae, Pool #BP6626	2.00	8/1/50	139
372	Fannie Mae, Pool #MA4303	2.00	4/1/36	348
440	Fannie Mae, Pool #MA4442	2.00	10/1/36	411
428	Fannie Mae, Pool #CA7833	2.00	11/1/50	375
337	Fannie Mae, Pool #FM3755	2.00	9/1/35	315
546	Fannie Mae, Pool #BR4094	2.00	1/1/51	474
230	Fannie Mae, Pool #CA8118	2.00	12/1/50	200
400	Fannie Mae, Pool #MA4305	2.00	4/1/51	347
463	Fannie Mae, Pool #MA4378	2.00	7/1/51	402
243	Fannie Mae, Pool #MA4437	2.00	10/1/51	211
287	Fannie Mae, Pool #MA4208	2.00	12/1/50	250
98	Fannie Mae, Pool #FS0317	2.00	2/1/42	87
391	Fannie Mae, Pool #MA4281	2.00	3/1/51	339
187	Fannie Mae, Pool #MA4333	2.00	5/1/41	166
458	Fannie Mae, Pool #FM9704	2.00	12/1/51	398
21	Fannie Mae, Pool #AS0001	2.00	7/1/28	19
347	Fannie Mae, Pool #CA7224	2.00	10/1/50	301
370	Fannie Mae, Pool #CA9183	2.00	2/1/36	346
418	Fannie Mae, Pool #CB0325	2.00	4/1/51	363
434	Fannie Mae, Pool #CB0497	2.00	5/1/51	377
437	Fannie Mae, Pool #CB0684	2.00	6/1/51	380

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$409	Fannie Mae, Pool #FM6448	2.00	3/1/51	$355
448	Fannie Mae, Pool #FM9579	2.00	7/1/51	389
483	Fannie Mae, Pool #FM7411	2.00	5/1/51	419
440	Fannie Mae, Pool #CA8687	2.00	1/1/51	382
497	Fannie Mae, Pool #BK8461	2.00	1/1/51	433
498	Fannie Mae, Pool #CA8933	2.00	2/1/51	435
489	Fannie Mae, Pool #FM4969	2.00	12/1/50	424
487	Fannie Mae, Pool #MA4511	2.00	1/1/52	423
400	Fannie Mae, Pool #CA8850	2.00	2/1/51	347
191	Fannie Mae, Pool #MA4176	2.00	10/1/40	171
297	Fannie Mae, Pool #FS1621	2.00	7/1/51	258
15	Fannie Mae, Pool #BJ4362	2.00	11/1/32	14
453	Fannie Mae, Pool #CB1787	2.00	10/1/51	394
164	Fannie Mae, Pool #MA4204	2.00	12/1/40	146
249	Fannie Mae, Pool #BR4435	2.00	4/1/51	217
454	Fannie Mae, Pool #BT0240	2.00	9/1/51	394
387	Fannie Mae, Pool #BQ7777	2.00	3/1/36	362
378	Fannie Mae, Pool #BQ8341	2.00	12/1/50	328
476	Fannie Mae, Pool #CA8252	2.00	12/1/45	414
400	Fannie Mae, Pool #BQ9685	2.00	1/1/51	348
387	Fannie Mae, Pool #BQ3004	2.00	10/1/50	336
371	Fannie Mae, Pool #CA7225	2.00	10/1/50	322
409	Fannie Mae, Pool #BR2176	2.00	7/1/36	382
272	Fannie Mae, Pool #BU7103	2.00	12/1/51	236
114	Fannie Mae, Pool #AS1058	2.00	11/1/28	106
360	Fannie Mae, Pool #BP9370	2.00	7/1/50	313
46	Fannie Mae, Pool #MA4071	2.00	7/1/40	40
501	Fannie Mae, Pool #CA9273	2.00	2/1/51	435
466	Fannie Mae, Pool #FM9441	2.00	4/1/51	405
11	Fannie Mae, Pool #CA0052	2.00	7/1/32	10
542	Fannie Mae, Pool #FM4788	2.00	11/1/50	470
410	Fannie Mae, Pool #MA4128	2.00	9/1/40	364
18	Fannie Mae, Pool #AY4232	2.00	5/1/30	17
270	Fannie Mae, Pool #MA4355	2.00	6/1/51	235
428	Fannie Mae, Pool #CB1620	2.00	9/1/51	373
33	Fannie Mae, Pool #MA4093	2.00	8/1/40	29
257	Fannie Mae, Pool #FM4039	2.00	10/1/35	240
425	Fannie Mae, Pool #CA8110	2.00	12/1/50	369
270	Fannie Mae, Pool #FS0355	2.00	9/1/51	234
494	Fannie Mae, Pool #CB2523	2.50	1/1/52	444
10	Fannie Mae, Pool #MA3788	2.50	9/1/39	9
123	Fannie Mae, Pool #FS1340	2.50	3/1/52	111
28	Fannie Mae, Pool #AS4660	2.50	3/1/30	27
254	Fannie Mae, Pool #CA6074	2.50	6/1/50	229
56	Fannie Mae, Pool #MA3896	2.50	1/1/35	54
326	Fannie Mae, Pool #CA7237	2.50	10/1/50	295
174	Fannie Mae, Pool #MA2730	2.50	8/1/46	159
458	Fannie Mae, Pool #BU5917	2.50	12/1/51	413

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$25	Fannie Mae, Pool #MA3737	2.50	8/1/34	$24
455	Fannie Mae, Pool #CB1784	2.50	10/1/51	409
459	Fannie Mae, Pool #CB1828	2.50	10/1/51	413
112	Fannie Mae, Pool #MA3827	2.50	11/1/34	108
37	Fannie Mae, Pool #MA3217	2.50	12/1/32	36
262	Fannie Mae, Pool #BP5878	2.50	6/1/50	237
61	Fannie Mae, Pool #AS8892	2.50	2/1/32	59
269	Fannie Mae, Pool #MA4078	2.50	7/1/50	243
250	Fannie Mae, Pool #BK2588	2.50	5/1/50	226
234	Fannie Mae, Pool #CA8132	2.50	12/1/50	210
445	Fannie Mae, Pool #CB1556	2.50	9/1/51	401
494	Fannie Mae, Pool #CA9289	2.50	2/1/51	445
468	Fannie Mae, Pool #MA4517	2.50	1/1/37	448
7	Fannie Mae, Pool #AS8172	2.50	10/1/36	6
343	Fannie Mae, Pool #FM4309	2.50	9/1/50	311
193	Fannie Mae, Pool #MA4414	2.50	9/1/51	174
428	Fannie Mae, Pool #MA4399	2.50	8/1/51	386
49	Fannie Mae, Pool #FS0547	2.50	2/1/52	44
492	Fannie Mae, Pool #FS0235	2.50	1/1/52	443
30	Fannie Mae, Pool #MA3282	2.50	2/1/33	29
141	Fannie Mae, Pool #MA4099	2.50	8/1/35	135
286	Fannie Mae, Pool #MA4256	2.50	2/1/51	258
265	Fannie Mae, Pool #MA4159	2.50	10/1/50	240
492	Fannie Mae, Pool #FM8745	2.50	9/1/51	443
335	Fannie Mae, Pool #FM4638	2.50	10/1/50	302
270	Fannie Mae, Pool #MA4096	2.50	8/1/50	244
58	Fannie Mae, Pool #MA3764	2.50	9/1/34	55
336	Fannie Mae, Pool #CA8955	2.50	2/1/51	303
214	Fannie Mae, Pool #MA4075	2.50	7/1/35	205
30	Fannie Mae, Pool #MA3801	2.50	10/1/49	27
13	Fannie Mae, Pool #MA3830	2.50	11/1/39	11
447	Fannie Mae, Pool #FS0030	2.50	4/1/51	402
279	Fannie Mae, Pool #CA6304	2.50	7/1/50	251
75	Fannie Mae, Pool #BE3032	2.50	1/1/32	73
56	Fannie Mae, Pool #MA3955	2.50	3/1/35	54
236	Fannie Mae, Pool #CB1131	2.50	7/1/51	212
154	Fannie Mae, Pool #MA3990	2.50	4/1/50	139
111	Fannie Mae, Pool #MA1277	2.50	12/1/27	107
156	Fannie Mae, Pool #MA3902	2.50	12/1/49	142
248	Fannie Mae, Pool #MA4210	2.50	12/1/50	225
262	Fannie Mae, Pool #FM2881	2.50	4/1/50	236
198	Fannie Mae, Pool #MA3246	2.50	1/1/33	191
460	Fannie Mae, Pool #BU1451	2.50	1/1/52	414
77	Fannie Mae, Pool #MA4053	2.50	6/1/35	73
29	Fannie Mae, Pool #MA4016	2.50	5/1/40	26
15	Fannie Mae, Pool #AS8437	2.50	12/1/36	14
43	Fannie Mae, Pool #AS8246	2.50	11/1/31	42
80	Fannie Mae, Pool #FM3296	2.50	5/1/35	77

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$118	Fannie Mae, Pool #MA1210	2.50	10/1/27	$113
362	Fannie Mae, Pool #BQ5110	2.50	11/1/50	328
234	Fannie Mae, Pool #FM3027	2.50	12/1/46	214
75	Fannie Mae, Pool #AS4946	2.50	5/1/30	73
23	Fannie Mae, Pool #MA2868	2.50	1/1/32	23
5	Fannie Mae, Pool #MA2789	2.50	10/1/36	5
111	Fannie Mae, Pool #MA3154	2.50	10/1/32	107
63	Fannie Mae, Pool #AU6387	2.50	11/1/28	62
53	Fannie Mae, Pool #AU5334	2.50	11/1/28	52
315	Fannie Mae, Pool #FM3878	2.50	7/1/50	287
10	Fannie Mae, Pool #MA1511	2.50	7/1/33	10
23	Fannie Mae, Pool #BJ3742	2.50	12/1/32	22
112	Fannie Mae, Pool #MA3765	2.50	9/1/49	102
98	Fannie Mae, Pool #AP4742	2.50	8/1/27	94
20	Fannie Mae, Pool #AS0513	2.50	8/1/43	18
200	Fannie Mae, Pool #MA4183	2.50	11/1/50	181
407	Fannie Mae, Pool #BR7857	2.50	5/1/51	367
298	Fannie Mae, Pool #FM3494	2.50	4/1/48	272
31	Fannie Mae, Pool #BJ3944	2.50	1/1/33	30
20	Fannie Mae, Pool #MA1270	2.50	11/1/32	18
75	Fannie Mae, Pool #BC9041	2.50	11/1/31	73
82	Fannie Mae, Pool #AB7391	2.50	12/1/42	76
162	Fannie Mae, Pool #BQ0329	2.50	7/1/50	146
258	Fannie Mae, Pool #BO4657	2.50	11/1/49	234
71	Fannie Mae, Pool #MA3965	2.50	3/1/40	65
459	Fannie Mae, Pool #FM9033	2.50	10/1/51	413
364	Fannie Mae, Pool #MA4541	2.50	2/1/42	333
364	Fannie Mae, Pool #CA8131	2.50	12/1/50	328
282	Fannie Mae, Pool #CA6075	2.50	6/1/50	254
10	Fannie Mae, Pool #MA2854	2.50	12/1/46	9
33	Fannie Mae, Pool #AT2717	2.50	5/1/43	30
445	Fannie Mae, Pool #FM8997	2.50	10/1/51	401
74	Fannie Mae, Pool #AU2619	2.50	8/1/28	72
8	Fannie Mae, Pool #MA2888	2.50	1/1/47	7
432	Fannie Mae, Pool #CB0415	2.50	5/1/51	389
27	Fannie Mae, Pool #AZ6458	2.50	7/1/30	26
276	Fannie Mae, Pool #FM4231	2.50	9/1/50	250
90	Fannie Mae, Pool #AO3019	2.50	5/1/27	87
133	Fannie Mae, Pool #AB8897	3.00	4/1/43	127
128	Fannie Mae, Pool #MA4079	3.00	7/1/50	120
35	Fannie Mae, Pool #BD5076	3.00	2/1/32	35
19	Fannie Mae, Pool #BC4276	3.00	4/1/46	18
21	Fannie Mae, Pool #MA3897	3.00	1/1/35	21
451	Fannie Mae, Pool #BU8883	3.00	3/1/52	421
170	Fannie Mae, Pool #AP2465	3.00	8/1/42	163
49	Fannie Mae, Pool #MA3147	3.00	10/1/47	46
58	Fannie Mae, Pool #AB4483	3.00	2/1/27	57
62	Fannie Mae, Pool #AS8521	3.00	12/1/46	58

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$148	Fannie Mae, Pool #BD2446	3.00	1/1/47	$140
141	Fannie Mae, Pool #AT0682	3.00	4/1/43	134
16	Fannie Mae, Pool #AZ4358	3.00	7/1/30	16
8	Fannie Mae, Pool #BA0826	3.00	10/1/30	7
42	Fannie Mae, Pool #MA2425	3.00	10/1/30	42
82	Fannie Mae, Pool #BD4225	3.00	11/1/46	77
30	Fannie Mae, Pool #AU7890	3.00	9/1/28	30
15	Fannie Mae, Pool #MA2087	3.00	11/1/34	14
105	Fannie Mae, Pool #BC4764	3.00	10/1/46	99
10	Fannie Mae, Pool #AX8309	3.00	11/1/29	10
14	Fannie Mae, Pool #MA1058	3.00	5/1/32	13
38	Fannie Mae, Pool #MA3991	3.00	4/1/50	36
16	Fannie Mae, Pool #AS4334	3.00	1/1/45	16
31	Fannie Mae, Pool #AQ3223	3.00	11/1/27	31
19	Fannie Mae, Pool #MA2579	3.00	4/1/36	18
83	Fannie Mae, Pool #MA3106	3.00	8/1/47	79
369	Fannie Mae, Pool #AQ7920	3.00	12/1/42	353
450	Fannie Mae, Pool #CB3172	3.00	3/1/52	420
196	Fannie Mae, Pool #AP6493	3.00	9/1/42	187
58	Fannie Mae, Pool #MA1527	3.00	8/1/33	55
14	Fannie Mae, Pool #AR7426	3.00	7/1/43	14
36	Fannie Mae, Pool #MA2149	3.00	1/1/30	35
106	Fannie Mae, Pool #MA2246	3.00	4/1/30	104
126	Fannie Mae, Pool #AL9865	3.00	2/1/47	120
33	Fannie Mae, Pool #MA2230	3.00	4/1/35	32
274	Fannie Mae, Pool #BU1241	3.00	3/1/52	256
137	Fannie Mae, Pool #FM1370	3.00	4/1/46	130
192	Fannie Mae, Pool #MA4048	3.00	6/1/50	180
23	Fannie Mae, Pool #MA3958	3.00	3/1/40	21
26	Fannie Mae, Pool #AS3117	3.00	8/1/29	25
5	Fannie Mae, Pool #FM1585	3.00	9/1/49	5
190	Fannie Mae, Pool #BP1932	3.00	4/1/50	177
171	Fannie Mae, Pool #MA4020	3.00	5/1/50	160
44	Fannie Mae, Pool #MA3127	3.00	9/1/37	42
25	Fannie Mae, Pool #MA3304	3.00	3/1/48	24
29	Fannie Mae, Pool #MA3934	3.00	2/1/40	27
243	Fannie Mae, Pool #AO0752	3.00	4/1/42	232
63	Fannie Mae, Pool #FM2132	3.00	1/1/50	59
361	Fannie Mae, Pool #AB7099	3.00	11/1/42	344
231	Fannie Mae, Pool #QB1382	3.00	7/1/50	216
64	Fannie Mae, Pool #FM1552	3.00	12/1/47	60
34	Fannie Mae, Pool #MA3060	3.00	7/1/32	33
30	Fannie Mae, Pool #MA3090	3.00	8/1/32	29
37	Fannie Mae, Pool #AL8861	3.00	7/1/31	37
77	Fannie Mae, Pool #FM1134	3.00	4/1/48	73
487	Fannie Mae, Pool #CB2755	3.00	2/1/52	454
486	Fannie Mae, Pool #CB2756	3.00	2/1/52	453
437	Fannie Mae, Pool #AP6375	3.00	9/1/42	418

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$29	Fannie Mae, Pool #MA1338	3.00	2/1/33	$28
73	Fannie Mae, Pool #AS4333	3.00	1/1/45	69
493	Fannie Mae, Pool #CA5229	3.00	2/1/50	461
77	Fannie Mae, Pool #MA3960	3.00	3/1/50	72
57	Fannie Mae, Pool #MA1401	3.00	4/1/33	55
156	Fannie Mae, Pool #CA5668	3.00	5/1/50	146
92	Fannie Mae, Pool #AU3735	3.00	8/1/43	87
19	Fannie Mae, Pool #BM1370	3.00	4/1/37	18
44	Fannie Mae, Pool #AS8186	3.00	10/1/46	42
26	Fannie Mae, Pool #AS8424	3.00	12/1/36	25
10	Fannie Mae, Pool #MA2065	3.00	10/1/34	9
11	Fannie Mae, Pool #MA2287	3.00	6/1/35	11
138	Fannie Mae, Pool #AT7620	3.00	6/1/43	131
51	Fannie Mae, Pool #AW7383	3.00	8/1/29	50
94	Fannie Mae, Pool #MA2895	3.00	2/1/47	89
20	Fannie Mae, Pool #MA2832	3.00	12/1/36	19
64	Fannie Mae, Pool #BD5787	3.00	9/1/46	61
84	Fannie Mae, Pool #MA2833	3.00	12/1/46	79
92	Fannie Mae, Pool #AK3302	3.00	3/1/27	90
116	Fannie Mae, Pool #AT2014	3.00	4/1/43	110
55	Fannie Mae, Pool #AS7238	3.00	5/1/46	52
76	Fannie Mae, Pool #AS4884	3.00	5/1/45	72
7	Fannie Mae, Pool #MA3738	3.00	8/1/34	7
30	Fannie Mae, Pool #MA3631	3.00	4/1/34	29
15	Fannie Mae, Pool #MA2897	3.00	2/1/37	14
17	Fannie Mae, Pool #AT1575	3.00	5/1/43	16
88	Fannie Mae, Pool #AS8276	3.00	11/1/46	83
29	Fannie Mae, Pool #AS8483	3.00	12/1/46	27
61	Fannie Mae, Pool #CA5519	3.00	4/1/50	57
74	Fannie Mae, Pool #AY4829	3.00	5/1/45	70
57	Fannie Mae, Pool #AY4200	3.00	5/1/45	54
127	Fannie Mae, Pool #MA2737	3.00	9/1/46	120
105	Fannie Mae, Pool #MA2806	3.00	11/1/46	99
138	Fannie Mae, Pool #MA2956	3.00	4/1/47	131
132	Fannie Mae, Pool #MA1307	3.00	1/1/33	128
29	Fannie Mae, Pool #AS8438	3.00	12/1/36	27
45	Fannie Mae, Pool #BE4400	3.00	1/1/47	43
11	Fannie Mae, Pool #MA3078	3.00	7/1/37	11
47	Fannie Mae, Pool #AS7908	3.00	9/1/46	45
109	Fannie Mae, Pool #AS0196	3.00	8/1/28	107
101	Fannie Mae, Pool #MA3082	3.00	7/1/47	96
7	Fannie Mae, Pool #AL9848	3.00	3/1/47	7
23	Fannie Mae, Pool #BE3861	3.00	1/1/47	21
103	Fannie Mae, Pool #BC9003	3.00	11/1/46	97
19	Fannie Mae, Pool #BE9547	3.00	4/1/47	18
13	Fannie Mae, Pool #MA3218	3.00	12/1/32	13
155	Fannie Mae, Pool #B06219	3.00	12/1/49	146
85	Fannie Mae, Pool #BO7242	3.00	1/1/50	80

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$118	Fannie Mae, Pool #MA3871	3.00	12/1/49	$111
123	Fannie Mae, Pool #B08947	3.00	1/1/50	115
209	Fannie Mae, Pool #FM3395	3.00	6/1/50	195
71	Fannie Mae, Pool #BD5545	3.00	10/1/46	67
67	Fannie Mae, Pool #AS1527	3.00	1/1/29	66
38	Fannie Mae, Pool #FM4317	3.00	9/1/50	36
115	Fannie Mae, Pool #BO3192	3.00	10/1/49	108
59	Fannie Mae, Pool #MA3179	3.00	11/1/47	56
10	Fannie Mae, Pool #MA3657	3.00	5/1/34	10
236	Fannie Mae, Pool #MA3834	3.00	11/1/49	222
16	Fannie Mae, Pool #MA3185	3.00	11/1/37	15
13	Fannie Mae, Pool #AS8056	3.00	10/1/46	12
26	Fannie Mae, Pool #MA3247	3.00	1/1/33	26
23	Fannie Mae, Pool #AW8295	3.00	8/1/29	22
10	Fannie Mae, Pool #AK0006	3.00	1/1/27	10
25	Fannie Mae, Pool #CA4860	3.00	12/1/49	23
22	Fannie Mae, Pool #MA3237	3.00	1/1/48	21
5	Fannie Mae, Pool #MA3100	3.00	8/1/37	5
14	Fannie Mae, Pool #BA4786	3.00	2/1/31	14
41	Fannie Mae, Pool #CA3788	3.00	7/1/49	39
88	Fannie Mae, Pool #MA2863	3.00	1/1/47	83
109	Fannie Mae, Pool #CA5729	3.00	5/1/50	102
36	Fannie Mae, Pool #AL9996	3.00	4/1/32	36
7	Fannie Mae, Pool #J24886	3.00	7/1/23	7
37	Fannie Mae, Pool #MA2523	3.00	2/1/36	35
50	Fannie Mae, Pool #CA3754	3.00	6/1/34	49
33	Fannie Mae, Pool #AS2312	3.00	5/1/29	33
29	Fannie Mae, Pool #MA3331	3.00	4/1/48	27
85	Fannie Mae, Pool #AS8784	3.00	2/1/47	80
48	Fannie Mae, Pool #AZ0538	3.00	9/1/30	47
72	Fannie Mae, Pool #BE1901	3.00	12/1/46	69
93	Fannie Mae, Pool #MA3774	3.00	9/1/49	88
147	Fannie Mae, Pool #BP6466	3.00	7/1/50	138
26	Fannie Mae, Pool #BJ2996	3.00	1/1/33	25
35	Fannie Mae, Pool #MA3744	3.00	8/1/49	33
25	Fannie Mae, Pool #CA5423	3.00	3/1/50	23
19	Fannie Mae, Pool #MA2961	3.00	4/1/37	18
128	Fannie Mae, Pool #AS7904	3.00	9/1/46	121
43	Fannie Mae, Pool #B09169	3.00	12/1/49	40
29	Fannie Mae, Pool #MA3339	3.00	4/1/33	28
7	Fannie Mae, Pool #MA3802	3.00	10/1/49	6
127	Fannie Mae, Pool #MA3905	3.00	1/1/50	119
106	Fannie Mae, Pool #BN7703	3.00	8/1/49	100
135	Fannie Mae, Pool #BO2201	3.00	9/1/49	127
17	Fannie Mae, Pool #BK1015	3.00	2/1/33	17
37	Fannie Mae, Pool #MA2773	3.00	10/1/36	36
124	Fannie Mae, Pool #AS8414	3.00	11/1/46	117
34	Fannie Mae, Pool #MA3831	3.00	11/1/39	32

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$121	Fannie Mae, Pool #MA3937	3.00	2/1/50	$114
78	Fannie Mae, Pool #BD5046	3.50	2/1/47	76
184	Fannie Mae, Pool #BM1568	3.50	7/1/47	179
77	Fannie Mae, Pool #AJ8476	3.50	12/1/41	75
69	Fannie Mae, Pool #MA3745	3.50	8/1/49	67
58	Fannie Mae, Pool #AK7497	3.50	4/1/42	57
6	Fannie Mae, Pool #AX0159	3.50	9/1/29	6
43	Fannie Mae, Pool #AS5068	3.50	6/1/45	42
11	Fannie Mae, Pool #BM1231	3.50	11/1/31	11
33	Fannie Mae, Pool #AJ4093	3.50	10/1/26	33
63	Fannie Mae, Pool #MA3026	3.50	6/1/47	62
58	Fannie Mae, Pool #AY5303	3.50	3/1/45	56
12	Fannie Mae, Pool #AK0706	3.50	2/1/27	12
28	Fannie Mae, Pool #AZ2614	3.50	8/1/45	27
42	Fannie Mae, Pool #AY3913	3.50	2/1/45	41
24	Fannie Mae, Pool #AE5487	3.50	10/1/25	23
75	Fannie Mae, Pool #BK9038	3.50	10/1/33	75
6	Fannie Mae, Pool #MA2996	3.50	5/1/37	5
44	Fannie Mae, Pool #AY3802	3.50	2/1/45	43
62	Fannie Mae, Pool #MA3414	3.50	7/1/48	60
18	Fannie Mae, Pool #MA3637	3.50	4/1/49	18
51	Fannie Mae, Pool #AX2486	3.50	10/1/44	50
83	Fannie Mae, Pool #MA3520	3.50	10/1/48	81
111	Fannie Mae, Pool #AL1717	3.50	5/1/27	111
26	Fannie Mae, Pool #AX7655	3.50	1/1/45	26
47	Fannie Mae, Pool #AS7239	3.50	5/1/46	46
29	Fannie Mae, Pool #MA3775	3.50	9/1/49	28
53	Fannie Mae, Pool #AZ9576	3.50	12/1/45	52
70	Fannie Mae, Pool #MA3663	3.50	5/1/49	68
46	Fannie Mae, Pool #AS6649	3.50	2/1/46	45
86	Fannie Mae, Pool #AZ0862	3.50	7/1/45	85
97	Fannie Mae, Pool #AS3133	3.50	8/1/44	94
26	Fannie Mae, Pool #MA3494	3.50	10/1/48	26
36	Fannie Mae, Pool #AS5696	3.50	8/1/45	35
5	Fannie Mae, Pool #AJ6181	3.50	12/1/26	5
16	Fannie Mae, Pool #310139	3.50	11/1/25	15
7	Fannie Mae, Pool #MA2909	3.50	2/1/37	6
30	Fannie Mae, Pool #MA2923	3.50	3/1/37	30
29	Fannie Mae, Pool #AY8856	3.50	9/1/45	28
31	Fannie Mae, Pool #AZ6383	3.50	9/1/45	30
53	Fannie Mae, Pool #BM5485	3.50	2/1/49	52
19	Fannie Mae, Pool #AE0981	3.50	3/1/41	19
129	Fannie Mae, Pool #AO3760	3.50	5/1/42	126
320	Fannie Mae, Pool #AO8137	3.50	8/1/42	315
33	Fannie Mae, Pool #BM2001	3.50	12/1/46	32
32	Fannie Mae, Pool #MA3462	3.50	9/1/33	32
9	Fannie Mae, Pool #MA3634	3.50	4/1/39	9
75	Fannie Mae, Pool #BM2000	3.50	5/1/49	73

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$372	Fannie Mae, Pool #AO2548	3.50	4/1/42	$367
34	Fannie Mae, Pool #AS5319	3.50	7/1/45	33
13	Fannie Mae, Pool #MA2495	3.50	1/1/46	13
50	Fannie Mae, Pool #BE3767	3.50	7/1/47	49
50	Fannie Mae, Pool #AO9140	3.50	7/1/42	48
57	Fannie Mae, Pool #AO4647	3.50	6/1/42	55
159	Fannie Mae, Pool #BP1947	3.50	4/1/50	153
59	Fannie Mae, Pool #MA3332	3.50	4/1/48	57
137	Fannie Mae, Pool #MA3305	3.50	2/1/48	133
82	Fannie Mae, Pool #MA3238	3.50	1/1/48	80
11	Fannie Mae, Pool #MA2692	3.50	7/1/36	11
107	Fannie Mae, Pool #AU1635	3.50	7/1/43	105
63	Fannie Mae, Pool #AU3742	3.50	8/1/43	62
33	Fannie Mae, Pool #BE5258	3.50	1/1/47	33
68	Fannie Mae, Pool #MA1059	3.50	5/1/32	67
96	Fannie Mae, Pool #BH5155	3.50	9/1/47	94
116	Fannie Mae, Pool #BH9277	3.50	2/1/48	113
87	Fannie Mae, Pool #MA2292	3.50	6/1/45	85
32	Fannie Mae, Pool #BJ0647	3.50	3/1/48	31
51	Fannie Mae, Pool #AY4300	3.50	1/1/45	50
82	Fannie Mae, Pool #AY1306	3.50	3/1/45	80
64	Fannie Mae, Pool #AX9530	3.50	2/1/45	63
93	Fannie Mae, Pool #MA1107	3.50	7/1/32	91
7	Fannie Mae, Pool #AV6407	3.50	2/1/29	7
54	Fannie Mae, Pool #MA1980	3.50	8/1/44	53
28	Fannie Mae, Pool #BC0163	3.50	1/1/46	27
13	Fannie Mae, Pool #MA3835	3.50	11/1/49	13
4	Fannie Mae, Pool #AL8776	3.50	7/1/46	4
90	Fannie Mae, Pool #BH9215	3.50	1/1/48	88
69	Fannie Mae, Pool #CA0487	3.50	10/1/47	67
10	Fannie Mae, Pool #MA3152	3.50	10/1/37	10
93	Fannie Mae, Pool #BM4703	3.50	2/1/48	91
21	Fannie Mae, Pool #MA3692	3.50	7/1/49	20
24	Fannie Mae, Pool #MA3597	3.50	2/1/49	24
46	Fannie Mae, Pool #MA3243	3.50	1/1/38	45
78	Fannie Mae, Pool #MA3305	3.50	3/1/48	76
6	Fannie Mae, Pool #BM5446	3.50	2/1/49	6
23	Fannie Mae, Pool #MA3614	3.50	3/1/49	22
21	Fannie Mae, Pool #CA1191	3.50	11/1/47	21
10	Fannie Mae, Pool #MA3059	3.50	7/1/37	10
87	Fannie Mae, Pool #BC1158	3.50	2/1/46	85
23	Fannie Mae, Pool #BC7633	3.50	6/1/46	23
88	Fannie Mae, Pool #MA3182	3.50	11/1/47	86
93	Fannie Mae, Pool #BJ2692	3.50	4/1/48	90
42	Fannie Mae, Pool #BC3126	3.50	1/1/46	41
71	Fannie Mae, Pool #FM3387	3.50	3/1/35	71
50	Fannie Mae, Pool #AS4773	3.50	4/1/45	49
28	Fannie Mae, Pool #AS4772	3.50	4/1/45	27

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$110	Fannie Mae, Pool #BD2436	3.50	1/1/47	$108
146	Fannie Mae, Pool #AQ0546	3.50	11/1/42	142
301	Fannie Mae, Pool #AB6017	3.50	8/1/42	297
65	Fannie Mae, Pool #AS0024	3.50	7/1/43	64
38	Fannie Mae, Pool #AX5201	3.50	10/1/29	38
51	Fannie Mae, Pool #FM1028	3.50	6/1/49	50
29	Fannie Mae, Pool #MA2389	3.50	9/1/35	28
21	Fannie Mae, Pool #AS5892	3.50	10/1/45	20
44	Fannie Mae, Pool #FM0020	3.50	7/1/49	42
55	Fannie Mae, Pool #AS7388	3.50	6/1/46	54
83	Fannie Mae, Pool #FM1911	3.50	7/1/48	81
66	Fannie Mae, Pool #AO4385	3.50	6/1/42	65
70	Fannie Mae, Pool #FM1001	3.50	11/1/48	68
7	Fannie Mae, Pool #MA1021	3.50	3/1/27	7
60	Fannie Mae, Pool #AS7491	3.50	7/1/46	58
63	Fannie Mae, Pool #AS4771	3.50	4/1/45	61
11	Fannie Mae, Pool #AS2081	3.50	4/1/29	11
10	Fannie Mae, Pool #CA0234	3.50	8/1/47	9
72	Fannie Mae, Pool #MA1982	3.50	8/1/34	70
85	Fannie Mae, Pool #FM1543	3.50	11/1/48	83
58	Fannie Mae, Pool #MA3057	3.50	7/1/47	56
69	Fannie Mae, Pool #MA2125	3.50	12/1/44	66
4	Fannie Mae, Pool #BA5031	3.50	1/1/46	4
23	Fannie Mae, Pool #AP9390	3.50	10/1/42	22
9	Fannie Mae, Pool #MA3906	3.50	1/1/50	9
65	Fannie Mae, Pool #FM1566	3.50	11/1/48	64
22	Fannie Mae, Pool #BA1893	3.50	8/1/45	22
55	Fannie Mae, Pool #BK7608	4.00	9/1/48	55
40	Fannie Mae, Pool #MA3563	4.00	1/1/49	40
14	Fannie Mae, Pool #MA2455	4.00	11/1/35	14
9	Fannie Mae, Pool #AS2117	4.00	4/1/44	9
30	Fannie Mae, Pool #BN0594	4.00	12/1/48	29
23	Fannie Mae, Pool #MA3521	4.00	11/1/48	23
26	Fannie Mae, Pool #BM4991	4.00	9/1/48	26
470	Fannie Mae, Pool #FS0016	4.00	6/1/49	470
71	Fannie Mae, Pool #MA3804	4.00	10/1/49	70
17	Fannie Mae, Pool #BM4306	4.00	9/1/25	17
114	Fannie Mae, Pool #AS7558	4.00	7/1/46	112
88	Fannie Mae, Pool #BK7943	4.00	11/1/48	88
46	Fannie Mae, Pool #BN0334	4.00	12/1/48	46
114	Fannie Mae, Pool #BN6677	4.00	6/1/49	114
34	Fannie Mae, Pool #AS7600	4.00	7/1/46	34
93	Fannie Mae, Pool #AZ8067	4.00	9/1/45	92
75	Fannie Mae, Pool #MA3746	4.00	8/1/49	75
61	Fannie Mae, Pool #BM2002	4.00	10/1/47	61
25	Fannie Mae, Pool #BA6910	4.00	2/1/46	25
42	Fannie Mae, Pool #AS7601	4.00	7/1/46	41
50	Fannie Mae, Pool #AX0841	4.00	9/1/44	50

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$8	Fannie Mae, Pool #AS3448	4.00	9/1/44	$8
33	Fannie Mae, Pool #AS3903	4.00	11/1/44	33
2	Fannie Mae, Pool #BA0847	4.00	3/1/46	2
15	Fannie Mae, Pool #CA2469	4.00	10/1/48	15
6	Fannie Mae, Pool #MA3037	4.00	6/1/37	6
154	Fannie Mae, Pool #AS0531	4.00	9/1/43	153
54	Fannie Mae, Pool #AS3216	4.00	9/1/44	54
39	Fannie Mae, Pool #AW5063	4.00	7/1/44	39
31	Fannie Mae, Pool #AL4778	4.00	10/1/32	31
13	Fannie Mae, Pool #AH3394	4.00	1/1/41	13
6	Fannie Mae, Pool #AW9041	4.00	8/1/44	6
108	Fannie Mae, Pool #AH5859	4.00	2/1/41	110
64	Fannie Mae, Pool #MA3027	4.00	6/1/47	64
59	Fannie Mae, Pool #MA3121	4.00	9/1/47	59
6	Fannie Mae, Pool #MA2655	4.00	6/1/36	6
174	Fannie Mae, Pool #AJ5303	4.00	11/1/41	176
21	Fannie Mae, Pool #AY0025	4.00	2/1/45	21
48	Fannie Mae, Pool #AY1595	4.00	1/1/45	48
85	Fannie Mae, Pool #AU3753	4.00	8/1/43	86
122	Fannie Mae, Pool #AY1377	4.00	4/1/45	121
47	Fannie Mae, Pool #AV2340	4.00	12/1/43	48
101	Fannie Mae, Pool #FM5134	4.00	1/1/49	101
62	Fannie Mae, Pool #AH6242	4.00	4/1/26	63
82	Fannie Mae, Pool #MA2995	4.00	5/1/47	82
6	Fannie Mae, Pool #MA2536	4.00	2/1/36	6
47	Fannie Mae, Pool #AS8532	4.00	12/1/46	46
132	Fannie Mae, Pool #AJ7857	4.00	12/1/41	133
57	Fannie Mae, Pool #AL8387	4.00	3/1/46	57
49	Fannie Mae, Pool #AS9486	4.00	4/1/47	49
39	Fannie Mae, Pool #AS3467	4.00	10/1/44	39
71	Fannie Mae, Pool #MA3183	4.00	11/1/47	71
15	Fannie Mae, Pool #BH2623	4.00	8/1/47	15
14	Fannie Mae, Pool #BJ0639	4.00	3/1/48	14
24	Fannie Mae, Pool #CA2474	4.00	7/1/48	24
26	Fannie Mae, Pool #BN5258	4.00	2/1/49	26
44	Fannie Mae, Pool #BM5685	4.00	6/1/48	44
32	Fannie Mae, Pool #BK9697	4.00	12/1/48	32
16	Fannie Mae, Pool #MA3536	4.00	12/1/48	16
19	Fannie Mae, Pool #AC2995	4.00	9/1/24	19
45	Fannie Mae, Pool #MA3615	4.00	3/1/49	45
17	Fannie Mae, Pool #AS8823	4.00	2/1/47	17
23	Fannie Mae, Pool #AY2291	4.00	3/1/45	23
10	Fannie Mae, Pool #AL9742	4.00	7/1/29	10
47	Fannie Mae, Pool #MA3277	4.00	2/1/48	47
9	Fannie Mae, Pool #MA3413	4.00	7/1/38	9
24	Fannie Mae, Pool #MA3244	4.00	1/1/38	24
39	Fannie Mae, Pool #AY8981	4.00	8/1/45	40
37	Fannie Mae, Pool #AS2498	4.00	5/1/44	37

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$61	Fannie Mae, Pool #AZ7362	4.00	11/1/45	$61
2	Fannie Mae, Pool #AZ8874	4.00	9/1/45	2
42	Fannie Mae, Pool #BK0909	4.00	7/1/48	42
7	Fannie Mae, Pool #AS7028	4.00	4/1/46	7
11	Fannie Mae, Pool #AW5109	4.00	8/1/44	11
14	Fannie Mae, Pool #MA0695	4.00	4/1/31	14
44	Fannie Mae, Pool #CA1894	4.00	6/1/48	44
51	Fannie Mae, Pool #AS9831	4.00	6/1/47	51
18	Fannie Mae, Pool #MA3592	4.00	2/1/49	18
31	Fannie Mae, Pool #AS3468	4.00	10/1/44	31
14	Fannie Mae, Pool #MA3216	4.00	12/1/37	14
183	Fannie Mae, Pool #AJ7689	4.00	12/1/41	185
43	Fannie Mae, Pool #FM1571	4.00	12/1/48	43
33	Fannie Mae, Pool #CA0237	4.00	8/1/47	33
30	Fannie Mae, Pool #BK0915	4.00	7/1/48	30
38	Fannie Mae, Pool #AC7328	4.00	12/1/39	37
20	Fannie Mae, Pool #FM1101	4.00	7/1/34	20
66	Fannie Mae, Pool #MA3211	4.00	12/1/47	66
23	Fannie Mae, Pool #MA0493	4.00	8/1/30	24
62	Fannie Mae, Pool #BJ9169	4.00	5/1/48	62
63	Fannie Mae, Pool #CA1015	4.00	1/1/48	62
12	Fannie Mae, Pool #AE0375	4.00	7/1/25	12
36	Fannie Mae, Pool #AL7347	4.00	9/1/45	37
32	Fannie Mae, Pool #BC5559	4.00	3/1/46	32
28	Fannie Mae, Pool #BE8050	4.00	4/1/47	28
16	Fannie Mae, Pool #MA3427	4.00	7/1/33	16
3	Fannie Mae, Pool #CA3084	4.00	2/1/49	3
74	Fannie Mae, Pool #BD7081	4.00	3/1/47	74
81	Fannie Mae, Pool #AO2959	4.00	5/1/42	81
14	Fannie Mae, Pool #BM5525	4.00	3/1/31	14
49	Fannie Mae, Pool #AS3293	4.00	9/1/44	49
76	Fannie Mae, Pool #MA0641	4.00	2/1/31	76
20	Fannie Mae, Pool #AT3872	4.00	6/1/43	19
68	Fannie Mae, Pool #CA0183	4.00	8/1/47	67
26	Fannie Mae, Pool #MA3638	4.00	4/1/49	26
349	Fannie Mae, Pool #190405	4.00	10/1/40	351
51	Fannie Mae, Pool #FM1960	4.00	5/1/49	51
15	Fannie Mae, Pool #AL2689	4.00	2/1/27	15
59	Fannie Mae, Pool #FM0021	4.00	3/1/49	59
46	Fannie Mae, Pool #FM1415	4.00	12/1/48	46
63	Fannie Mae, Pool #AD8529	4.50	8/1/40	65
2	Fannie Mae, Pool #982892	4.50	5/1/23	2
157	Fannie Mae, Pool #AH9055	4.50	4/1/41	161
16	Fannie Mae, Pool #AA0860	4.50	1/1/39	16
16	Fannie Mae, Pool #FM3619	4.50	1/1/50	16
30	Fannie Mae, Pool #AB1389	4.50	8/1/40	31
33	Fannie Mae, Pool #AS2276	4.50	4/1/44	33
8	Fannie Mae, Pool #AS0861	4.50	10/1/43	9

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$3	Fannie Mae, Pool #AW7048	4.50	6/1/44	$3
53	Fannie Mae, Pool #AL4450	4.50	12/1/43	55
13	Fannie Mae, Pool #AH6790	4.50	3/1/41	13
41	Fannie Mae, Pool #MA0481	4.50	8/1/30	42
19	Fannie Mae, Pool #BM1285	4.50	5/1/47	20
13	Fannie Mae, Pool #AU5302	4.50	10/1/43	13
125	Fannie Mae, Pool #AS9394	4.50	4/1/47	130
13	Fannie Mae, Pool #CA1218	4.50	2/1/48	14
70	Fannie Mae, Pool #AE0217	4.50	8/1/40	72
58	Fannie Mae, Pool #AB3192	4.50	6/1/41	60
28	Fannie Mae, Pool #AS1638	4.50	2/1/44	29
52	Fannie Mae, Pool #CA0148	4.50	8/1/47	52
8	Fannie Mae, Pool #AA9781	4.50	7/1/24	8
24	Fannie Mae, Pool #BK5283	4.50	6/1/48	24
252	Fannie Mae, Pool #MA3184	4.50	11/1/47	254
5	Fannie Mae, Pool #BN0877	4.50	11/1/48	5
19	Fannie Mae, Pool #MA3593	4.50	2/1/49	20
63	Fannie Mae, Pool #MA3639	4.50	4/1/49	63
5	Fannie Mae, Pool #BK8830	4.50	8/1/48	5
72	Fannie Mae, Pool #BK1416	4.50	5/1/48	72
64	Fannie Mae, Pool #AI4815	4.50	6/1/41	66
13	Fannie Mae, Pool #AB1470	4.50	9/1/40	13
23	Fannie Mae, Pool #MA3537	4.50	12/1/48	23
29	Fannie Mae, Pool #CA0623	4.50	10/1/47	29
64	Fannie Mae, Pool #CA1711	4.50	5/1/48	64
232	Fannie Mae, Pool #AL1107	4.50	11/1/41	238
27	Fannie Mae, Pool #MA3522	4.50	11/1/48	27
42	Fannie Mae, Pool #BE5992	4.50	2/1/47	43
14	Fannie Mae, Pool #AS8576	4.50	12/1/46	14
10	Fannie Mae, Pool #AL8816	4.50	9/1/45	11
18	Fannie Mae, Pool #BE6489	4.50	1/1/47	18
30	Fannie Mae, Pool #AL5082	4.50	3/1/44	30
53	Fannie Mae, Pool #AS8157	4.50	10/1/46	54
27	Fannie Mae, Pool #254954	4.50	10/1/23	26
144	Fannie Mae, Pool #AH7521	4.50	3/1/41	147
11	Fannie Mae, Pool #MA3708	5.00	6/1/49	11
27	Fannie Mae, Pool #MA3594	5.00	2/1/49	28
19	Fannie Mae, Pool #MA3669	5.00	5/1/49	19
15	Fannie Mae, Pool #CA0349	5.00	9/1/47	16
16	Fannie Mae, Pool #MA3472	5.00	9/1/48	17
61	Fannie Mae, Pool #AH5988	5.00	3/1/41	65
328	Fannie Mae, Pool #889117	5.00	10/1/35	342
12	Fannie Mae, Pool #MA3527	5.00	11/1/48	12
13	Fannie Mae, Pool #890621	5.00	5/1/42	13
13	Fannie Mae, Pool #MA3617	5.00	3/1/49	13
24	Fannie Mae, Pool #BM3904	5.00	5/1/48	24
29	Fannie Mae, Pool #AL5788	5.00	5/1/42	31
24	Fannie Mae, Pool #AS0837	5.00	10/1/43	25

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$13	Fannie Mae, Pool #890603	5.00	8/1/41	$14
34	Fannie Mae, Pool #836750	5.00	10/1/35	35
11	Fannie Mae, Pool #BM3781	5.00	11/1/30	11
18	Fannie Mae, Pool #725238	5.00	3/1/34	19
16	Fannie Mae, Pool #CA1795	5.00	5/1/48	16
25	Fannie Mae, Pool #AS0575	5.00	9/1/43	26
—	Fannie Mae, Pool #AL0725	5.50	6/1/24	—
—	Fannie Mae, Pool #976945	5.50	2/1/23	—
525	Fannie Mae, Pool #890221	5.50	12/1/33	565
1	Fannie Mae, Pool #A79636	5.50	7/1/38	1
7	Fannie Mae, Pool #929451	5.50	5/1/38	7
2	Fannie Mae, Pool #A69671	5.50	12/1/37	2
324	Fannie Mae, Pool #725228	6.00	3/1/34	345
73	Fannie Mae, Pool #889984	6.50	10/1/38	81
650	Fannie Mae, 15 YR TBA	1.50	7/25/37	591
1,350	Fannie Mae, 15 YR TBA	2.00	7/25/37	1,259
150	Fannie Mae, 15 YR TBA	2.50	7/25/37	143
50	Fannie Mae, 15 YR TBA	3.00	8/25/37	49
225	Fannie Mae, 15 YR TBA	3.00	7/25/37	220
25	Fannie Mae, 30 YR TBA	1.50	7/25/52	21
300	Fannie Mae, 30 YR TBA	2.00	7/25/52	260
75	Fannie Mae, 30 YR TBA	2.50	7/25/52	67
1,775	Fannie Mae, 30 YR TBA	3.00	7/25/52	1,651
350	Fannie Mae, 30 YR TBA	3.00	8/25/51	326
700	Fannie Mae, 30 YR TBA	3.50	8/25/52	672
1,475	Fannie Mae, 30 YR TBA	3.50	7/25/52	1,417
450	Fannie Mae, 30 YR TBA	4.00	7/25/52	444
800	Fannie Mae, 30 YR TBA, TBA	4.00	8/25/51	787
447	Freddie Mac, Pool #SB8144	1.50	3/1/37	407
197	Freddie Mac, Pool #SD8139	1.50	4/1/51	163
409	Freddie Mac, Pool #SB8097	1.50	4/1/36	373
466	Freddie Mac, Pool #SB8088	1.50	2/1/36	424
436	Freddie Mac, Pool #SB8106	1.50	6/1/36	397
359	Freddie Mac, Pool #QN9521	1.50	2/1/37	327
68	Freddie Mac, Pool #RB5110	1.50	5/1/41	58
421	Freddie Mac, Pool #SD8154	1.50	6/1/51	349
76	Freddie Mac, Pool #SD8082	1.50	10/1/50	63
414	Freddie Mac, Pool #QC0962	1.50	4/1/51	344
484	Freddie Mac, Pool #SB8083	1.50	1/1/36	441
245	Freddie Mac, Pool #SD7537	2.00	3/1/51	213
296	Freddie Mac, Pool #RB5153	2.00	4/1/42	265
447	Freddie Mac, Pool #QO0110	2.00	4/1/37	418
349	Freddie Mac, Pool #RC1727	2.00	12/1/35	326
472	Freddie Mac, Pool #SD0731	2.00	5/1/51	410
145	Freddie Mac, Pool #RB5141	2.00	1/1/42	129
421	Freddie Mac, Pool #SD8160	2.00	8/1/51	366
247	Freddie Mac, Pool #SD8146	2.00	5/1/51	215
382	Freddie Mac, Pool #SD8128	2.00	2/1/51	332

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$440	Freddie Mac, Pool #RA6507	2.00	12/1/51	$383
402	Freddie Mac, Pool #QB8064	2.00	1/1/51	349
241	Freddie Mac, Pool #RA5256	2.00	5/1/51	209
444	Freddie Mac, Pool #SD8098	2.00	10/1/50	385
454	Freddie Mac, Pool #RA3328	2.00	8/1/50	394
247	Freddie Mac, Pool #QC0423	2.00	4/1/51	215
406	Freddie Mac, Pool #QC1075	2.00	4/1/51	352
456	Freddie Mac, Pool #SD8079	2.00	7/1/50	396
387	Freddie Mac, Pool #QB3716	2.00	9/1/50	336
483	Freddie Mac, Pool #SD8182	2.00	12/1/51	420
427	Freddie Mac, Pool #RA5928	2.00	9/1/51	371
397	Freddie Mac, Pool #SB8115	2.00	8/1/36	371
440	Freddie Mac, Pool #RA5040	2.00	4/1/51	382
271	Freddie Mac, Pool #RA5257	2.00	5/1/51	235
452	Freddie Mac, Pool #QC7473	2.00	9/1/51	392
412	Freddie Mac, Pool #RA3205	2.00	8/1/50	361
497	Freddie Mac, Pool #QB7708	2.00	1/1/51	431
119	Freddie Mac, Pool #ZS7735	2.00	1/1/32	111
392	Freddie Mac, Pool #RA3575	2.00	9/1/50	340
431	Freddie Mac, Pool #SB8079	2.00	12/1/35	403
21	Freddie Mac, Pool #G18547	2.00	3/1/30	20
517	Freddie Mac, Pool #SD8113	2.00	12/1/50	449
392	Freddie Mac, Pool #RA4986	2.00	4/1/51	340
444	Freddie Mac, Pool #QC3597	2.00	6/1/51	386
178	Freddie Mac, Pool #RB5111	2.00	5/1/41	158
551	Freddie Mac, Pool #RA3606	2.00	10/1/50	479
422	Freddie Mac, Pool #RA4214	2.00	12/1/50	367
385	Freddie Mac, Pool #QB3926	2.00	10/1/50	335
142	Freddie Mac, Pool #RB5095	2.00	12/1/40	126
480	Freddie Mac, Pool #RA6333	2.00	11/1/51	418
405	Freddie Mac, Pool #QB6893	2.00	12/1/50	352
260	Freddie Mac, Pool #SB8061	2.00	9/1/35	243
450	Freddie Mac, Pool #RA5155	2.00	5/1/51	391
457	Freddie Mac, Pool #SD8177	2.00	10/1/51	396
268	Freddie Mac, Pool #RB5114	2.00	6/1/41	238
44	Freddie Mac, Pool #J25777	2.00	9/1/28	41
294	Freddie Mac, Pool #SD8150	2.00	6/1/51	255
487	Freddie Mac, Pool #SD8188	2.00	1/1/52	423
445	Freddie Mac, Pool #QB9896	2.00	3/1/51	386
457	Freddie Mac, Pool #QC6925	2.00	9/1/51	397
18	Freddie Mac, Pool #J25759	2.00	8/1/28	17
461	Freddie Mac, Pool #QD0433	2.00	11/1/51	400
453	Freddie Mac, Pool #SD8172	2.00	9/1/51	393
435	Freddie Mac, Pool #QD1254	2.00	11/1/51	377
405	Freddie Mac, Pool #SB8107	2.00	5/1/36	378
434	Freddie Mac, Pool #SD8134	2.00	3/1/51	377
399	Freddie Mac, Pool #SD8121	2.00	12/1/50	347
424	Freddie Mac, Pool #QC6815	2.00	9/1/51	368

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$479	Freddie Mac, Pool #RA6026	2.00	10/1/51	$417
39	Freddie Mac, Pool #G18634	2.00	3/1/32	37
144	Freddie Mac, Pool #RB5138	2.00	11/1/41	128
263	Freddie Mac, Pool #RA6025	2.00	10/1/51	228
443	Freddie Mac, Pool #SD8199	2.00	3/1/52	384
254	Freddie Mac, Pool #RB5121	2.00	7/1/41	226
439	Freddie Mac, Pool #SB8510	2.00	2/1/36	411
441	Freddie Mac, Pool #SB8128	2.00	11/1/36	412
489	Freddie Mac, Pool #SD8193	2.00	2/1/52	425
410	Freddie Mac, Pool #QC1333	2.00	5/1/51	355
447	Freddie Mac, Pool #QC4423	2.00	7/1/51	388
435	Freddie Mac, Pool #QC3697	2.00	6/1/51	378
467	Freddie Mac, Pool #QD5748	2.00	2/1/52	405
372	Freddie Mac, Pool #RA4527	2.50	2/1/51	335
94	Freddie Mac, Pool #J26408	2.50	11/1/28	91
74	Freddie Mac, Pool #G18470	2.50	6/1/28	71
446	Freddie Mac, Pool #QC9156	2.50	10/1/51	402
349	Freddie Mac, Pool #RA2643	2.50	6/1/50	315
97	Freddie Mac, Pool #G18680	2.50	3/1/33	93
497	Freddie Mac, Pool #SD8212	2.50	5/1/52	447
248	Freddie Mac, Pool #QE2352	2.50	5/1/52	224
461	Freddie Mac, Pool #QD5204	2.50	1/1/52	416
153	Freddie Mac, Pool #G18611	2.50	9/1/31	149
411	Freddie Mac, Pool #RA5286	2.50	5/1/51	370
483	Freddie Mac, Pool #SD0780	2.50	12/1/51	434
15	Freddie Mac, Pool #C91904	2.50	11/1/36	13
61	Freddie Mac, Pool #ZS8483	2.50	3/1/28	59
10	Freddie Mac, Pool #G08755	2.50	2/1/47	9
88	Freddie Mac, Pool #SB8045	2.50	5/1/35	84
174	Freddie Mac, Pool #SD8083	2.50	8/1/50	158
332	Freddie Mac, Pool #QB3703	2.50	9/1/50	300
68	Freddie Mac, Pool #G18635	2.50	3/1/32	66
459	Freddie Mac, Pool #SD8189	2.50	1/1/52	414
12	Freddie Mac, Pool #ZT2094	2.50	6/1/34	11
25	Freddie Mac, Pool #Q42878	2.50	9/1/46	23
30	Freddie Mac, Pool #G18704	2.50	6/1/33	29
323	Freddie Mac, Pool #SD8167	2.50	9/1/51	292
437	Freddie Mac, Pool #RA5832	2.50	9/1/51	394
446	Freddie Mac, Pool #RA6019	2.50	10/1/51	402
489	Freddie Mac, Pool #RA6765	2.50	2/1/52	440
154	Freddie Mac, Pool #SD8055	2.50	4/1/50	140
439	Freddie Mac, Pool #QC7457	2.50	9/1/51	396
492	Freddie Mac, Pool #RA6621	2.50	1/1/52	443
449	Freddie Mac, Pool #RA6493	2.50	12/1/51	404
163	Freddie Mac, Pool #SB8108	2.50	6/1/36	156
247	Freddie Mac, Pool #SD8205	2.50	4/1/52	222
324	Freddie Mac, Pool #QB3287	2.50	8/1/50	293
25	Freddie Mac, Pool #SB8053	2.50	7/1/35	24

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$346	Freddie Mac, Pool #SD8114	2.50	12/1/50	$313
15	Freddie Mac, Pool #G18665	2.50	11/1/32	15
306	Freddie Mac, Pool #SD8099	2.50	10/1/50	277
131	Freddie Mac, Pool #RB5043	2.50	4/1/40	120
24	Freddie Mac, Pool #RA6815	2.50	2/1/52	22
268	Freddie Mac, Pool #RA3528	2.50	9/1/50	242
9	Freddie Mac, Pool #G08638	2.50	4/1/45	9
12	Freddie Mac, Pool #G18472	2.50	7/1/28	11
130	Freddie Mac, Pool #RB5086	2.50	11/1/40	119
168	Freddie Mac, Pool #QA5290	2.50	12/1/49	152
344	Freddie Mac, Pool #SD8129	2.50	2/1/51	310
65	Freddie Mac, Pool #ZS4687	2.50	11/1/46	60
49	Freddie Mac, Pool #ZS8692	2.50	4/1/33	47
432	Freddie Mac, Pool #SD8183	2.50	12/1/51	389
420	Freddie Mac, Pool #QC2251	2.50	5/1/51	379
32	Freddie Mac, Pool #G18485	2.50	10/1/28	31
490	Freddie Mac, Pool #SD1011	2.50	4/1/52	441
388	Freddie Mac, Pool #SD8021	2.50	9/1/49	352
273	Freddie Mac, Pool #RB5157	2.50	5/1/42	250
457	Freddie Mac, Pool #RA6340	2.50	11/1/51	411
5	Freddie Mac, Pool #J30875	2.50	3/1/30	5
367	Freddie Mac, Pool #SD0578	2.50	3/1/51	331
324	Freddie Mac, Pool #RA2634	2.50	5/1/50	293
46	Freddie Mac, Pool #J35643	2.50	11/1/31	44
59	Freddie Mac, Pool #RB5072	2.50	9/1/40	54
379	Freddie Mac, Pool #SD0412	2.50	8/1/50	345
63	Freddie Mac, Pool #J23440	2.50	4/1/28	61
64	Freddie Mac, Pool #J18954	2.50	4/1/27	61
497	Freddie Mac, Pool #SD8147	2.50	5/1/51	448
61	Freddie Mac, Pool #ZK8425	2.50	12/1/31	59
124	Freddie Mac, Pool #J38477	2.50	2/1/33	119
230	Freddie Mac, Pool #SD8067	2.50	6/1/50	209
263	Freddie Mac, Pool #QA9142	2.50	5/1/50	238
61	Freddie Mac, Pool #RB5054	2.50	6/1/40	56
325	Freddie Mac, Pool #SD8151	2.50	6/1/51	293
60	Freddie Mac, Pool #G18533	2.50	12/1/29	58
338	Freddie Mac, Pool #SD8122	2.50	1/1/51	306
410	Freddie Mac, Pool #QC2031	2.50	5/1/51	370
76	Freddie Mac, Pool #J37902	2.50	11/1/32	73
40	Freddie Mac, Pool #SB8062	2.50	9/1/35	39
487	Freddie Mac, Pool #SD8194	2.50	2/1/52	438
359	Freddie Mac, Pool #RA2897	2.50	6/1/50	325
372	Freddie Mac, Pool #SD8141	2.50	4/1/51	336
35	Freddie Mac, Pool #C09026	2.50	2/1/43	32
193	Freddie Mac, Pool #RA2645	2.50	6/1/50	174
30	Freddie Mac, Pool #J25585	2.50	9/1/28	28
423	Freddie Mac, Pool #RA5802	2.50	9/1/51	381
77	Freddie Mac, Pool #G18568	2.50	9/1/30	74

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$270	Freddie Mac, Pool #RA2595	2.50	5/1/50	$244
75	Freddie Mac, Series K-1514, Class - A2, Callable 10/25/34 @ 100.00	2.86	10/25/34	68
11	Freddie Mac, Pool #C91943	3.00	7/1/37	10
99	Freddie Mac, Pool #ZA1283	3.00	1/1/43	95
63	Freddie Mac, Pool #ZS4706	3.00	3/1/47	59
45	Freddie Mac, Pool #G08783	3.00	10/1/47	42
127	Freddie Mac, Pool #ZM2285	3.00	12/1/46	120
63	Freddie Mac, Pool #ZS4779	3.00	6/1/48	59
63	Freddie Mac, Pool #ZM2721	3.00	2/1/47	60
138	Freddie Mac, Pool #SB8046	3.00	5/1/35	136
67	Freddie Mac, Pool #G15145	3.00	7/1/29	66
86	Freddie Mac, Pool #ZM2089	3.00	11/1/46	81
7	Freddie Mac, Pool #G30999	3.00	2/1/37	7
5	Freddie Mac, Pool #C91809	3.00	2/1/35	5
112	Freddie Mac, Pool #Q43734	3.00	10/1/46	105
29	Freddie Mac, Pool #G18582	3.00	1/1/31	29
18	Freddie Mac, Pool #J38807	3.00	4/1/33	17
140	Freddie Mac, Pool #G60989	3.00	12/1/46	131
5	Freddie Mac, Pool #Q39527	3.00	3/1/46	5
46	Freddie Mac, Pool #SD8056	3.00	4/1/50	44
53	Freddie Mac, Pool #G18569	3.00	9/1/30	53
63	Freddie Mac, Pool #ZM2169	3.00	11/1/46	59
16	Freddie Mac, Pool #C91924	3.00	4/1/37	15
49	Freddie Mac, Pool #ZT0195	3.00	9/1/46	46
21	Freddie Mac, Pool #G18715	3.00	11/1/33	20
48	Freddie Mac, Pool #Q41795	3.00	7/1/46	45
25	Freddie Mac, Pool #G08540	3.00	8/1/43	24
26	Freddie Mac, Pool #C91798	3.00	12/1/34	24
6	Freddie Mac, Pool #C91949	3.00	9/1/37	5
398	Freddie Mac, Pool #QD9881	3.00	3/1/52	371
16	Freddie Mac, Pool #G18534	3.00	12/1/29	16
83	Freddie Mac, Pool #G18514	3.00	6/1/29	81
30	Freddie Mac, Pool #J38675	3.00	3/1/33	29
49	Freddie Mac, Pool #ZS4688	3.00	11/1/46	47
19	Freddie Mac, Pool #ZT2019	3.00	5/1/34	18
25	Freddie Mac, Pool #Q19754	3.00	7/1/43	23
67	Freddie Mac, Pool #G15217	3.00	11/1/29	66
65	Freddie Mac, Pool #G18518	3.00	7/1/29	64
31	Freddie Mac, Pool #J36428	3.00	2/1/32	31
15	Freddie Mac, Pool #Q18599	3.00	6/1/43	14
115	Freddie Mac, Pool #C04619	3.00	3/1/43	110
59	Freddie Mac, Pool #Q20067	3.00	7/1/43	56
396	Freddie Mac, Pool #SD8174	3.00	10/1/51	370
6	Freddie Mac, Pool #Q18882	3.00	5/1/43	6
130	Freddie Mac, Pool #Q16222	3.00	3/1/43	124
257	Freddie Mac, Pool #Q21065	3.00	8/1/43	245
15	Freddie Mac, Pool #C91905	3.00	11/1/36	14
6	Freddie Mac, Pool #Q13086	3.00	11/1/42	6

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$7	Freddie Mac, Pool #J14241	3.00	1/1/26	$7
91	Freddie Mac, Pool #G60187	3.00	8/1/45	87
90	Freddie Mac, Pool #J17774	3.00	1/1/27	90
76	Freddie Mac, Pool #QA8065	3.00	3/1/50	71
130	Freddie Mac, Pool #QA9049	3.00	4/1/50	122
66	Freddie Mac, Pool #RA2594	3.00	5/1/50	62
87	Freddie Mac, Pool #C91581	3.00	11/1/32	82
97	Freddie Mac, Pool #ZS4609	3.00	4/1/45	92
191	Freddie Mac, Pool #ZS4519	3.00	6/1/43	182
103	Freddie Mac, Pool #G18673	3.00	1/1/33	102
4	Freddie Mac, Pool #J17111	3.00	10/1/26	4
74	Freddie Mac, Pool #SD8074	3.00	7/1/50	69
57	Freddie Mac, Pool #ZT1323	3.00	10/1/48	54
108	Freddie Mac, Pool #ZS4621	3.00	7/1/45	103
120	Freddie Mac, Pool #SD8024	3.00	11/1/49	113
37	Freddie Mac, Pool #ZS4641	3.00	12/1/45	35
542	Freddie Mac, Pool #ZS4522	3.00	7/1/43	516
155	Freddie Mac, Pool #ZS4697	3.00	1/1/47	147
21	Freddie Mac, Pool #SD8030	3.00	11/1/49	20
16	Freddie Mac, Pool #J38057	3.00	12/1/32	16
94	Freddie Mac, Pool #QA1033	3.00	7/1/49	88
39	Freddie Mac, Pool #ZS8686	3.00	2/1/33	38
79	Freddie Mac, Pool #C04422	3.00	12/1/42	74
56	Freddie Mac, Pool #G18531	3.00	11/1/29	55
26	Freddie Mac, Pool #G30945	3.00	9/1/36	24
31	Freddie Mac, Pool #C91927	3.00	5/1/37	30
33	Freddie Mac, Pool #C91819	3.00	4/1/35	31
48	Freddie Mac, Pool #C91707	3.00	6/1/33	46
5	Freddie Mac, Pool #C91939	3.00	6/1/37	5
20	Freddie Mac, Pool #G18575	3.00	11/1/30	20
17	Freddie Mac, Pool #J33135	3.00	11/1/30	17
114	Freddie Mac, Pool #ZS4658	3.00	4/1/46	108
10	Freddie Mac, Pool #C91826	3.00	5/1/35	10
47	Freddie Mac, Pool #ZT0715	3.00	9/1/48	45
35	Freddie Mac, Pool #G08648	3.00	6/1/45	33
12	Freddie Mac, Pool #C91969	3.00	1/1/38	12
41	Freddie Mac, Pool #G08640	3.00	5/1/45	39
67	Freddie Mac, Pool #ZA2313	3.00	9/1/33	64
141	Freddie Mac, Pool #Q45735	3.00	1/1/47	133
31	Freddie Mac, Pool #ZS4703	3.00	2/1/47	30
16	Freddie Mac, Pool #J29932	3.00	11/1/29	16
100	Freddie Mac, Pool #ZS4512	3.00	5/1/43	95
80	Freddie Mac, Pool #ZS4693	3.00	12/1/46	75
18	Freddie Mac, Pool #A96409	3.50	1/1/41	18
29	Freddie Mac, Pool #ZS4759	3.50	3/1/48	28
34	Freddie Mac, Pool #ZT1951	3.50	5/1/49	33
9	Freddie Mac, Pool #G08620	3.50	12/1/44	9
10	Freddie Mac, Pool #ZS4747	3.50	12/1/47	10

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$11	Freddie Mac, Pool #J26144	3.50	10/1/23	$11
91	Freddie Mac, Pool #G08766	3.50	6/1/47	88
11	Freddie Mac, Pool #C92003	3.50	7/1/38	11
101	Freddie Mac, Pool #G08562	3.50	1/1/44	100
69	Freddie Mac, Pool #ZS4713	3.50	4/1/47	67
104	Freddie Mac, Pool #G08627	3.50	2/1/45	102
38	Freddie Mac, Pool #G08687	3.50	1/1/46	38
63	Freddie Mac, Pool #C91456	3.50	6/1/32	62
55	Freddie Mac, Pool #Q08998	3.50	6/1/42	55
3	Freddie Mac, Pool #E02735	3.50	10/1/25	3
19	Freddie Mac, Pool #RA1508	3.50	10/1/49	18
15	Freddie Mac, Pool #Q31134	3.50	2/1/45	15
33	Freddie Mac, Pool #G08698	3.50	3/1/46	32
20	Freddie Mac, Pool #SB8007	3.50	9/1/34	20
60	Freddie Mac, Pool #G08761	3.50	5/1/47	59
51	Freddie Mac, Pool #ZS4704	3.50	2/1/47	50
41	Freddie Mac, Pool #Q06749	3.50	3/1/42	40
141	Freddie Mac, Pool #ZS4536	3.50	10/1/43	139
54	Freddie Mac, Pool #Q53176	3.50	12/1/47	53
40	Freddie Mac, Pool #Q36040	3.50	9/1/45	39
34	Freddie Mac, Pool #ZS4663	3.50	5/1/46	33
10	Freddie Mac, Pool #C91940	3.50	6/1/37	10
38	Freddie Mac, Pool #G08733	3.50	11/1/46	38
115	Freddie Mac, Pool #ZS4599	3.50	1/1/45	113
48	Freddie Mac, Pool #SD8011	3.50	9/1/49	46
81	Freddie Mac, Pool #ZS4642	3.50	12/1/45	79
56	Freddie Mac, Pool #Q51461	3.50	10/1/47	54
19	Freddie Mac, Pool #C91950	3.50	9/1/37	18
16	Freddie Mac, Pool #C91742	3.50	1/1/34	16
30	Freddie Mac, Pool #Q37449	3.50	11/1/45	29
70	Freddie Mac, Pool #G61148	3.50	9/1/47	69
21	Freddie Mac, Pool #J13582	3.50	11/1/25	21
66	Freddie Mac, Pool #SD8001	3.50	7/1/49	64
70	Freddie Mac, Pool #ZS4622	3.50	7/1/45	69
88	Freddie Mac, Pool #G08804	3.50	3/1/48	86
26	Freddie Mac, Pool #G08813	3.50	5/1/48	26
307	Freddie Mac, Pool #ZS4487	3.50	6/1/42	302
76	Freddie Mac, Pool #Q49490	3.50	7/1/47	75
5	Freddie Mac, Pool #C91760	3.50	5/1/34	5
27	Freddie Mac, Pool #C03920	3.50	5/1/42	26
63	Freddie Mac, Pool #ZS4630	3.50	9/1/45	62
79	Freddie Mac, Pool #G08641	3.50	5/1/45	77
116	Freddie Mac, Pool #G08636	3.50	4/1/45	114
26	Freddie Mac, Pool #J27494	3.50	2/1/29	26
40	Freddie Mac, Pool #Q04087	3.50	10/1/41	39
69	Freddie Mac, Pool #Q08903	3.50	6/1/42	68
43	Freddie Mac, Pool #Q12052	3.50	10/1/42	42
79	Freddie Mac, Pool #ZS4651	3.50	3/1/46	77

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$59	Freddie Mac, Pool #C91403	3.50	3/1/32	$57
38	Freddie Mac, Pool #G18707	3.50	9/1/33	38
30	Freddie Mac, Pool #G30776	3.50	7/1/35	29
172	Freddie Mac, Pool #RA2469	3.50	4/1/50	166
71	Freddie Mac, Pool #G08632	3.50	3/1/45	70
17	Freddie Mac, Pool #ZT0711	3.50	10/1/48	16
38	Freddie Mac, Pool #Q57871	3.50	8/1/48	37
57	Freddie Mac, Pool #SB0031	3.50	10/1/27	57
11	Freddie Mac, Pool #Q55002	3.50	3/1/48	11
38	Freddie Mac, Pool #Q58422	3.50	9/1/48	37
6	Freddie Mac, Pool #C91925	3.50	4/1/37	6
40	Freddie Mac, Pool #ZS4771	3.50	6/1/48	39
30	Freddie Mac, Pool #ZS4659	3.50	4/1/46	29
87	Freddie Mac, Pool #QA8794	3.50	4/1/50	84
159	Freddie Mac, Pool #ZM4908	3.50	11/1/47	155
493	Freddie Mac, Pool #SD0968	3.50	4/1/52	475
72	Freddie Mac, Pool #Q09896	3.50	8/1/42	71
23	Freddie Mac, Pool #G08605	3.50	9/1/44	22
103	Freddie Mac, Pool #ZS4618	3.50	6/1/45	101
42	Freddie Mac, Pool #ZA5128	3.50	12/1/47	40
23	Freddie Mac, Pool #G08599	3.50	8/1/44	23
69	Freddie Mac, Pool #J15105	3.50	4/1/26	68
97	Freddie Mac, Pool #Q20860	3.50	8/1/43	95
25	Freddie Mac, Pool #G08846	3.50	11/1/48	24
396	Freddie Mac, Pool #SD8214	3.50	5/1/52	381
36	Freddie Mac, Pool #Q58680	4.00	9/1/48	36
9	Freddie Mac, Pool #C92019	4.00	10/1/38	9
17	Freddie Mac, Pool #G14453	4.00	6/1/26	17
3	Freddie Mac, Pool #Q27456	4.00	7/1/44	3
47	Freddie Mac, Pool #SD8039	4.00	1/1/50	46
50	Freddie Mac, Pool #G08618	4.00	12/1/44	50
68	Freddie Mac, Pool #ZA4988	4.00	8/1/47	67
47	Freddie Mac, Pool #Q27594	4.00	8/1/44	46
7	Freddie Mac, Pool #C91923	4.00	3/1/37	7
93	Freddie Mac, Pool #G06506	4.00	12/1/40	94
116	Freddie Mac, Pool #SD0290	4.00	4/1/50	115
68	Freddie Mac, Pool #ZS4731	4.00	8/1/47	68
29	Freddie Mac, Pool #ZA6946	4.00	5/1/49	29
25	Freddie Mac, Pool #G08483	4.00	3/1/42	25
54	Freddie Mac, Pool #G08459	4.00	9/1/41	54
88	Freddie Mac, Pool #ZS4627	4.00	8/1/45	88
36	Freddie Mac, Pool #G08767	4.00	6/1/47	36
24	Freddie Mac, Pool #ZT1840	4.00	9/1/48	24
16	Freddie Mac, Pool #ZS4652	4.00	2/1/46	16
79	Freddie Mac, Pool #ZL7781	4.00	2/1/44	79
12	Freddie Mac, Pool #ZT1800	4.00	3/1/34	12
23	Freddie Mac, Pool #G08836	4.00	9/1/48	22
5	Freddie Mac, Pool #J12435	4.00	6/1/25	5

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$11	Freddie Mac, Pool #C91994	4.00	5/1/38	$11
31	Freddie Mac, Pool #G08637	4.00	4/1/45	31
55	Freddie Mac, Pool #G08588	4.00	5/1/44	56
13	Freddie Mac, Pool #G08672	4.00	10/1/45	13
4	Freddie Mac, Pool #G08642	4.00	5/1/45	4
70	Freddie Mac, Pool #ZS4631	4.00	9/1/45	70
31	Freddie Mac, Pool #ZT1320	4.00	11/1/48	30
52	Freddie Mac, Pool #ZS4573	4.00	7/1/44	52
84	Freddie Mac, Pool #ZS4708	4.00	3/1/47	84
26	Freddie Mac, Pool #G08601	4.00	8/1/44	26
7	Freddie Mac, Pool #G08633	4.00	3/1/45	7
29	Freddie Mac, Pool #ZN5030	4.00	4/1/49	29
38	Freddie Mac, Pool #ZT2106	4.00	3/1/49	37
26	Freddie Mac, Pool #Q34081	4.00	6/1/45	26
32	Freddie Mac, Pool #C91765	4.00	6/1/34	32
47	Freddie Mac, Pool #G08567	4.00	1/1/44	48
42	Freddie Mac, Pool #ZT1952	4.00	5/1/49	42
55	Freddie Mac, Pool #G08785	4.00	10/1/47	56
33	Freddie Mac, Pool #C91738	4.00	11/1/33	33
43	Freddie Mac, Pool #C09070	4.00	12/1/44	43
142	Freddie Mac, Pool #SD8070	4.00	6/1/50	141
52	Freddie Mac, Pool #G08616	4.00	11/1/44	53
268	Freddie Mac, Pool #A96286	4.00	1/1/41	272
22	Freddie Mac, Pool #G08831	4.00	8/1/48	22
17	Freddie Mac, Pool #Q22671	4.50	11/1/43	19
30	Freddie Mac, Pool #Q59805	4.50	11/1/48	30
4	Freddie Mac, Pool #E02862	4.50	3/1/26	4
115	Freddie Mac, Pool #SD8002	4.50	7/1/49	115
5	Freddie Mac, Pool #A90437	4.50	1/1/40	5
17	Freddie Mac, Pool #G08596	4.50	7/1/44	17
27	Freddie Mac, Pool #ZS4781	4.50	7/1/48	27
2	Freddie Mac, Pool #J07849	4.50	5/1/23	2
29	Freddie Mac, Pool #Q57957	4.50	8/1/48	30
14	Freddie Mac, Pool #G08781	4.50	9/1/47	14
8	Freddie Mac, Pool #C09059	4.50	3/1/44	8
24	Freddie Mac, Pool #G60512	4.50	12/1/45	24
548	Freddie Mac, Pool #A97692	4.50	3/1/41	566
56	Freddie Mac, Pool #ZT1711	4.50	2/1/49	56
27	Freddie Mac, Pool #ZT1321	4.50	11/1/48	28
42	Freddie Mac, Pool #G08759	4.50	4/1/47	42
27	Freddie Mac, Pool #G08754	4.50	3/1/47	28
28	Freddie Mac, Pool #ZS4774	4.50	5/1/48	28
45	Freddie Mac, Pool #A97495	4.50	3/1/41	46
18	Freddie Mac, Pool #Q25432	4.50	3/1/44	18
8	Freddie Mac, Pool #G08838	5.00	9/1/48	9
64	Freddie Mac, Pool #ZT1779	5.00	3/1/49	66
7	Freddie Mac, Pool #G07068	5.00	7/1/41	7
106	Freddie Mac, Pool #G04913	5.00	3/1/38	111

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$89	Freddie Mac, Pool #Q00763	5.00	5/1/41	$91
6	Freddie Mac, Pool #SD0093	5.00	10/1/49	6
247	Freddie Mac, Pool #C01598	5.00	8/1/33	258
16	Freddie Mac, Pool #G05205	5.00	1/1/39	17
3	Freddie Mac, Pool #G13255	5.00	7/1/23	3
153	Freddie Mac, Pool #G01665	5.50	3/1/34	164
1	Freddie Mac, Pool #G06091	5.50	5/1/40	1
35	Freddie Mac, Pool #G06031	5.50	3/1/40	38
135	Freddie Mac, Pool #G02794	6.00	5/1/37	153
16	Freddie Mac, Pool #G05709	6.00	6/1/38	18
2	Freddie Mac, Pool #A62706	6.00	6/1/37	2
30	Freddie Mac, Pool #G03551	6.00	11/1/37	34
399	Government National Mortgage Association, Pool #MA7417	2.00	6/20/51	355
365	Government National Mortgage Association, Pool #MA7135	2.00	1/20/51	326
205	Government National Mortgage Association, Pool #MA6864	2.00	9/20/50	182
407	Government National Mortgage Association, Pool #MA7051	2.00	12/20/50	362
379	Government National Mortgage Association, Pool #MA7254	2.00	3/20/51	336
445	Government National Mortgage Association, Pool #MA7935	2.00	3/20/52	395
262	Government National Mortgage Association, Pool #MA7311	2.00	4/20/51	233
372	Government National Mortgage Association, Pool #MA7366	2.00	5/20/51	330
411	Government National Mortgage Association, Pool #MA7471	2.00	7/20/51	364
357	Government National Mortgage Association, Pool #MA6818	2.00	8/20/50	317
258	Government National Mortgage Association, Pool #MA6994	2.00	11/20/50	230
345	Government National Mortgage Association, Pool #MA6930	2.00	10/20/50	308
441	Government National Mortgage Association, Pool #MA7826	2.00	1/20/52	392
484	Government National Mortgage Association, Pool #MA7704	2.00	11/20/51	430
447	Government National Mortgage Association, Pool #MA7588	2.00	9/20/51	397
487	Government National Mortgage Association, Pool #MA7766	2.00	12/20/51	432
7	Government National Mortgage Association, Pool #MA2890	2.50	6/20/45	6
14	Government National Mortgage Association, Pool #MA1133	2.50	7/20/28	14
485	Government National Mortgage Association, Pool #MA7052	2.50	12/20/50	444
488	Government National Mortgage Association, Pool #MA7827	2.50	1/20/52	447
211	Government National Mortgage Association, Pool #MA4260	2.50	2/20/47	193
366	Government National Mortgage Association, Pool #MA7255	2.50	3/20/51	335
160	Government National Mortgage Association, Pool #MA6540	2.50	3/20/50	147
11	Government National Mortgage Association, Pool #711729	2.50	3/15/43	10
447	Government National Mortgage Association, Pool #MA7881	2.50	2/20/52	410
407	Government National Mortgage Association, Pool #MA7472	2.50	7/20/51	374
257	Government National Mortgage Association, Pool #MA7589	2.50	9/20/51	236
20	Government National Mortgage Association, Pool #MA4717	2.50	9/20/47	18
398	Government National Mortgage Association, Pool #MA7418	2.50	6/20/51	366
14	Government National Mortgage Association, Pool #MA0908	2.50	4/20/28	13
274	Government National Mortgage Association, Pool #MA8042	2.50	5/20/52	251
21	Government National Mortgage Association, Pool #MA4067	2.50	11/20/46	20
14	Government National Mortgage Association, Pool #MA4424	2.50	5/20/32	13
13	Government National Mortgage Association, Pool #MA4194	2.50	1/20/47	12
227	Government National Mortgage Association, Pool #MA6819	2.50	8/20/50	208
444	Government National Mortgage Association, Pool #MA7936	2.50	3/20/52	407

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$445	Government National Mortgage Association, Pool #MA7767	2.50	12/20/51	$407
23	Government National Mortgage Association, Pool #MA0601	2.50	12/20/27	22
7	Government National Mortgage Association, Pool #MA4355	2.50	4/20/32	7
275	Government National Mortgage Association, Pool #MA6709	2.50	6/20/50	253
376	Government National Mortgage Association, Pool #MA7312	2.50	4/20/51	344
391	Government National Mortgage Association, Pool #MA7534	2.50	8/20/51	359
40	Government National Mortgage Association, Pool #MA1283	2.50	9/20/43	35
479	Government National Mortgage Association, Pool #MA7136	2.50	1/20/51	439
446	Government National Mortgage Association, Pool #MA7987	2.50	4/20/52	409
306	Government National Mortgage Association, Pool #MA6995	2.50	11/20/50	280
440	Government National Mortgage Association, Pool #MA6865	2.50	9/20/50	403
428	Government National Mortgage Association, Pool #MA7649	2.50	10/20/51	392
285	Government National Mortgage Association, Pool #MA6931	2.50	10/20/50	261
22	Government National Mortgage Association, Pool #AA8341	2.50	2/15/28	21
203	Government National Mortgage Association, Pool #MA6655	2.50	5/20/50	186
355	Government National Mortgage Association, Pool #MA7193	2.50	2/20/51	325
420	Government National Mortgage Association, Pool #MA7367	2.50	5/20/51	385
14	Government National Mortgage Association, Pool #776954	2.50	11/15/42	13
217	Government National Mortgage Association, Pool #MA4125	2.50	12/20/46	199
58	Government National Mortgage Association, Pool #MA3873	3.00	8/20/46	55
114	Government National Mortgage Association, Pool #MA4651	3.00	8/20/47	108
160	Government National Mortgage Association, Pool #MA5018	3.00	2/20/48	151
65	Government National Mortgage Association, Pool #MA3309	3.00	12/20/45	61
34	Government National Mortgage Association, Pool #MA0851	3.00	3/20/43	33
148	Government National Mortgage Association, Pool #MA0391	3.00	9/20/42	141
105	Government National Mortgage Association, Pool #MA4509	3.00	6/20/47	100
6	Government National Mortgage Association, Pool #MA4935	3.00	1/20/33	5
59	Government National Mortgage Association, Pool #MA2444	3.00	12/20/44	56
84	Government National Mortgage Association, Pool #MA6283	3.00	11/20/49	79
18	Government National Mortgage Association, Pool #MA6766	3.00	7/20/50	17
24	Government National Mortgage Association, Pool #MA0205	3.00	7/20/27	23
8	Government National Mortgage Association, Pool #AN5756	3.00	7/15/45	8
184	Government National Mortgage Association, Pool #MA5076	3.00	3/20/48	174
96	Government National Mortgage Association, Pool #MA1374	3.00	10/20/43	91
4	Government National Mortgage Association, Pool #5276	3.00	1/20/27	4
91	Government National Mortgage Association, Pool #MA4450	3.00	5/20/47	86
72	Government National Mortgage Association, Pool #MA3662	3.00	5/20/46	68
52	Government National Mortgage Association, Pool #MA3172	3.00	10/20/45	49
10	Government National Mortgage Association, Pool #AA2934	3.00	7/15/42	9
5	Government National Mortgage Association, Pool #AL5058	3.00	3/15/45	4
173	Government National Mortgage Association, Pool #MA4195	3.00	1/20/47	163
55	Government National Mortgage Association, Pool #MA2825	3.00	5/20/45	52
17	Government National Mortgage Association, Pool #AG0440	3.00	8/15/43	16
132	Government National Mortgage Association, Pool #MA3936	3.00	9/20/46	124
9	Government National Mortgage Association, Pool #MA1890	3.00	5/20/29	9
163	Government National Mortgage Association, Pool #MA4261	3.00	2/20/47	154
34	Government National Mortgage Association, Pool #MA4068	3.00	11/20/46	32
69	Government National Mortgage Association, Pool #MA4320	3.00	3/20/47	65

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$60	Government National Mortgage Association, Pool #MA3104	3.00	9/20/45	$57
82	Government National Mortgage Association, Pool #MA6089	3.00	8/20/49	77
400	Government National Mortgage Association, Pool #MA6218	3.00	10/20/49	378
65	Government National Mortgage Association, Pool #MA3596	3.00	4/20/46	61
80	Government National Mortgage Association, Pool #MA6710	3.00	6/20/50	75
13	Government National Mortgage Association, Pool #MA2797	3.00	5/20/30	13
21	Government National Mortgage Association, Pool #MA2600	3.00	2/20/45	20
195	Government National Mortgage Association, Pool #MA4126	3.00	12/20/46	186
120	Government National Mortgage Association, Pool #MA2147	3.00	8/20/44	115
153	Government National Mortgage Association, Pool #MA6474	3.00	2/20/50	145
23	Government National Mortgage Association, Pool #MA4559	3.00	7/20/32	22
277	Government National Mortgage Association, Pool #MA6599	3.00	4/20/50	262
124	Government National Mortgage Association, Pool #MA6338	3.00	12/20/49	117
21	Government National Mortgage Association, Pool #MA6820	3.00	8/20/50	20
194	Government National Mortgage Association, Pool #MA4003	3.00	10/20/46	183
145	Government National Mortgage Association, Pool #MA3735	3.00	6/20/46	137
144	Government National Mortgage Association, Pool #MA6409	3.00	1/20/50	136
46	Government National Mortgage Association, Pool #779084	3.00	4/15/42	44
27	Government National Mortgage Association, Pool #MA1265	3.00	9/20/28	27
110	Government National Mortgage Association, Pool #AA6149	3.00	3/20/43	104
56	Government National Mortgage Association, Pool #MA2960	3.00	7/20/45	53
137	Government National Mortgage Association, Pool #AD8433	3.00	7/15/43	131
52	Government National Mortgage Association, Pool #AA2654	3.00	6/15/43	50
72	Government National Mortgage Association, Pool #MA4381	3.00	4/20/47	68
95	Government National Mortgage Association, Pool #MA2520	3.00	1/20/45	91
43	Government National Mortgage Association, Pool #MA2753	3.00	4/20/45	41
80	Government National Mortgage Association, Pool #MA3033	3.00	8/20/45	76
86	Government National Mortgage Association, Pool #MA4777	3.00	10/20/47	81
17	Government National Mortgage Association, Pool #AK7285	3.00	3/15/45	16
81	Government National Mortgage Association, Pool #MA3802	3.00	7/20/46	77
174	Government National Mortgage Association, Pool #MA4899	3.00	12/20/47	165
244	Government National Mortgage Association, Pool #MA6656	3.00	5/20/50	232
93	Government National Mortgage Association, Pool #MA0153	3.00	6/20/42	88
24	Government National Mortgage Association, Pool #MA3520	3.00	3/20/46	23
83	Government National Mortgage Association, Pool #MA0461	3.00	10/20/42	79
86	Government National Mortgage Association, Pool #MA4961	3.00	1/20/48	82
26	Government National Mortgage Association, Pool #MA3243	3.00	11/20/45	24
520	Government National Mortgage Association, Pool #MA0624	3.00	12/20/42	498
118	Government National Mortgage Association, Pool #MA4836	3.00	11/20/47	112
71	Government National Mortgage Association, Pool #783976	3.50	4/20/43	70
46	Government National Mortgage Association, Pool #AC3938	3.50	1/15/43	46
18	Government National Mortgage Association, Pool #MA6339	3.50	12/20/49	17
45	Government National Mortgage Association, Pool #740798	3.50	1/15/42	44
13	Government National Mortgage Association, Pool #MA6475	3.50	2/20/50	12
15	Government National Mortgage Association, Pool #MA6711	3.50	6/20/50	15
15	Government National Mortgage Association, Pool #796271	3.50	7/15/42	16
113	Government National Mortgage Association, Pool #MA3521	3.50	3/20/46	111
19	Government National Mortgage Association, Pool #AD2416	3.50	5/15/43	20
134	Government National Mortgage Association, Pool #MA5019	3.50	2/20/48	131

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$78	Government National Mortgage Association, Pool #MA4652	3.50	8/20/47	$77
125	Government National Mortgage Association, Pool #MA0934	3.50	4/20/43	126
144	Government National Mortgage Association, Pool #MA0462	3.50	10/20/42	142
10	Government National Mortgage Association, Pool #MA6410	3.50	1/20/50	10
71	Government National Mortgage Association, Pool #MA4719	3.50	9/20/47	70
106	Government National Mortgage Association, Pool #MA3034	3.50	8/20/45	104
14	Government National Mortgage Association, Pool #MA5762	3.50	2/20/49	14
14	Government National Mortgage Association, Pool #MA6219	3.50	10/20/49	13
51	Government National Mortgage Association, Pool #MA2445	3.50	12/20/44	50
48	Government National Mortgage Association, Pool #MA1838	3.50	4/20/44	47
148	Government National Mortgage Association, Pool #MA2073	3.50	7/20/44	149
125	Government National Mortgage Association, Pool #MA0852	3.50	3/20/43	125
62	Government National Mortgage Association, Pool #MA2961	3.50	7/20/45	61
120	Government National Mortgage Association, Pool #MA3173	3.50	10/20/45	118
256	Government National Mortgage Association, Pool #MA0220	3.50	7/20/42	253
81	Government National Mortgage Association, Pool #MA3597	3.50	4/20/46	80
76	Government National Mortgage Association, Pool #MA4262	3.50	2/20/47	74
91	Government National Mortgage Association, Pool #MA2303	3.50	10/20/44	89
100	Government National Mortgage Association, Pool #MA0088	3.50	5/20/42	99
119	Government National Mortgage Association, Pool #MA4196	3.50	1/20/47	117
103	Government National Mortgage Association, Pool #MA4837	3.50	11/20/47	101
209	Government National Mortgage Association, Pool #MA2148	3.50	8/20/44	206
71	Government National Mortgage Association, Pool #MA5136	3.50	4/20/48	70
20	Government National Mortgage Association, Pool #738602	3.50	8/15/26	20
11	Government National Mortgage Association, Pool #MA5875	3.50	4/20/49	11
52	Government National Mortgage Association, Pool #MA2754	3.50	4/20/45	51
92	Government National Mortgage Association, Pool #AM4971	3.50	4/20/45	90
77	Government National Mortgage Association, Pool #MA4069	3.50	11/20/46	76
94	Government National Mortgage Association, Pool #MA3244	3.50	11/20/45	92
85	Government National Mortgage Association, Pool #MA4004	3.50	10/20/46	84
44	Government National Mortgage Association, Pool #MA2371	3.50	11/20/44	44
144	Government National Mortgage Association, Pool #MA1157	3.50	7/20/43	142
6	Government National Mortgage Association, Pool #MA1266	3.50	9/20/28	6
46	Government National Mortgage Association, Pool #MA3454	3.50	2/20/46	45
78	Government National Mortgage Association, Pool #MA4900	3.50	12/20/47	77
56	Government National Mortgage Association, Pool #MA4510	3.50	6/20/47	55
36	Government National Mortgage Association, Pool #MA4451	3.50	5/20/47	35
76	Government National Mortgage Association, Pool #MA0699	3.50	1/20/43	75
3	Government National Mortgage Association, Pool #AL8566	3.50	3/15/45	2
142	Government National Mortgage Association, Pool #MA1090	3.50	6/20/43	140
59	Government National Mortgage Association, Pool #MA3736	3.50	6/20/46	58
58	Government National Mortgage Association, Pool #778157	3.50	3/15/42	59
54	Government National Mortgage Association, Pool #MA4778	3.50	10/20/47	53
63	Government National Mortgage Association, Pool #MA3874	3.50	8/20/46	62
68	Government National Mortgage Association, Pool #MA3803	3.50	7/20/46	67
65	Government National Mortgage Association, Pool #MA5077	3.50	3/20/48	63
66	Government National Mortgage Association, Pool #MA3663	3.50	5/20/46	65
19	Government National Mortgage Association, Pool #MA3937	3.50	9/20/46	18
53	Government National Mortgage Association, Pool #MA5263	3.50	6/20/48	52

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$41	Government National Mortgage Association, Pool #MA1919	3.50	5/20/44	$41
86	Government National Mortgage Association, Pool #MA4382	3.50	4/20/47	84
64	Government National Mortgage Association, Pool #MA3310	3.50	12/20/45	63
29	Government National Mortgage Association, Pool #BD5909	3.50	10/15/47	29
57	Government National Mortgage Association, Pool #MA4586	3.50	7/20/47	56
102	Government National Mortgage Association, Pool #MA4127	3.50	12/20/46	100
85	Government National Mortgage Association, Pool #MA2892	3.50	6/20/45	84
81	Government National Mortgage Association, Pool #MA4321	3.50	3/20/47	79
78	Government National Mortgage Association, Pool #MA2678	3.50	3/20/45	77
10	Government National Mortgage Association, Pool #MA1574	3.50	1/20/29	10
78	Government National Mortgage Association, Pool #MA0022	3.50	4/20/42	77
82	Government National Mortgage Association, Pool #MA3376	3.50	1/20/46	81
50	Government National Mortgage Association, Pool #MA3377	4.00	1/20/46	50
59	Government National Mortgage Association, Pool #MA1449	4.00	11/20/43	60
32	Government National Mortgage Association, Pool #MA3737	4.00	6/20/46	33
16	Government National Mortgage Association, Pool #MA6155	4.00	9/20/49	16
50	Government National Mortgage Association, Pool #713876	4.00	8/15/39	51
54	Government National Mortgage Association, Pool #MA3598	4.00	4/20/46	55
18	Government National Mortgage Association, Pool #MA4322	4.00	3/20/47	18
17	Government National Mortgage Association, Pool #MA6091	4.00	8/20/49	17
91	Government National Mortgage Association, Pool #MA5466	4.00	9/20/48	91
108	Government National Mortgage Association, Pool #MA4587	4.00	7/20/47	109
27	Government National Mortgage Association, Pool #MA3245	4.00	11/20/45	27
20	Government National Mortgage Association, Pool #AD5627	4.00	4/15/43	21
65	Government National Mortgage Association, Pool #MA5595	4.00	11/20/48	65
54	Government National Mortgage Association, Pool #MA0319	4.00	8/20/42	55
95	Government National Mortgage Association, Pool #MA4452	4.00	5/20/47	95
15	Government National Mortgage Association, Pool #MA3106	4.00	9/20/45	15
16	Government National Mortgage Association, Pool #AV6086	4.00	7/15/47	16
32	Government National Mortgage Association, Pool #MA1996	4.00	6/20/44	33
24	Government National Mortgage Association, Pool #740068	4.00	9/15/40	24
10	Government National Mortgage Association, Pool #MA6040	4.00	7/20/49	10
15	Government National Mortgage Association, Pool #MA5330	4.00	7/20/48	15
9	Government National Mortgage Association, Pool #MA3174	4.00	10/20/45	9
72	Government National Mortgage Association, Pool #MA1761	4.00	3/20/44	73
31	Government National Mortgage Association, Pool #MA1286	4.00	9/20/43	32
21	Government National Mortgage Association, Pool #738710	4.00	9/15/41	22
45	Government National Mortgage Association, Pool #MA1678	4.00	2/20/44	46
51	Government National Mortgage Association, Pool #MA4197	4.00	1/20/47	51
42	Government National Mortgage Association, Pool #MA4263	4.00	2/20/47	42
51	Government National Mortgage Association, Pool #MA5876	4.00	4/20/49	51
183	Government National Mortgage Association, Pool #5139	4.00	8/20/41	186
36	Government National Mortgage Association, Pool #AM8203	4.00	5/15/45	36
53	Government National Mortgage Association, Pool #MA2522	4.00	1/20/45	54
57	Government National Mortgage Association, Pool #MA1376	4.00	10/20/43	59
18	Government National Mortgage Association, Pool #MA3455	4.00	2/20/46	18
11	Government National Mortgage Association, Pool #779401	4.00	6/15/42	11
21	Government National Mortgage Association, Pool #753254	4.00	9/15/43	21
66	Government National Mortgage Association, Pool #MA4653	4.00	8/20/47	66

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$13	Government National Mortgage Association, Pool #4922	4.00	1/20/41	$13
60	Government National Mortgage Association, Pool #MA4511	4.00	6/20/47	61
50	Government National Mortgage Association, Pool #MA5710	4.00	1/20/49	50
51	Government National Mortgage Association, Pool #MA5078	4.00	3/20/48	51
59	Government National Mortgage Association, Pool #AB1483	4.00	8/15/42	61
29	Government National Mortgage Association, Pool #MA2149	4.00	8/20/44	29
65	Government National Mortgage Association, Pool #MA2304	4.00	10/20/44	66
57	Government National Mortgage Association, Pool #MA4383	4.00	4/20/47	58
35	Government National Mortgage Association, Pool #MA2602	4.00	2/20/45	36
87	Government National Mortgage Association, Pool #MA2074	4.00	7/20/44	88
76	Government National Mortgage Association, Pool #MA2224	4.00	9/20/44	77
88	Government National Mortgage Association, Pool #MA1839	4.00	4/20/44	90
13	Government National Mortgage Association, Pool #766495	4.00	10/15/41	13
17	Government National Mortgage Association, Pool #MA5986	4.00	6/20/49	17
23	Government National Mortgage Association, Pool #MA0155	4.00	6/20/42	24
20	Government National Mortgage Association, Pool #MA5931	4.00	5/20/49	20
7	Government National Mortgage Association, Pool #MA5529	4.50	10/20/48	7
22	Government National Mortgage Association, Pool #MA1092	4.50	6/20/43	23
107	Government National Mortgage Association, Pool #717148	4.50	5/15/39	110
17	Government National Mortgage Association, Pool #MA4780	4.50	10/20/47	18
14	Government National Mortgage Association, Pool #MA5711	4.50	1/20/49	15
20	Government National Mortgage Association, Pool #MA3805	4.50	7/20/46	21
7	Government National Mortgage Association, Pool #BB7097	4.50	8/15/47	7
12	Government National Mortgage Association, Pool #MA5596	4.50	11/20/48	13
254	Government National Mortgage Association, Pool #4801	4.50	9/20/40	265
8	Government National Mortgage Association, Pool #MA5987	4.50	6/20/49	8
46	Government National Mortgage Association, Pool #MA5652	4.50	12/20/48	47
14	Government National Mortgage Association, Pool #738793	4.50	9/15/41	15
13	Government National Mortgage Association, Pool #729511	4.50	4/15/40	14
60	Government National Mortgage Association, Pool #MA2756	4.50	4/20/45	62
4	Government National Mortgage Association, Pool #MA5877	4.50	4/20/49	4
40	Government National Mortgage Association, Pool #MA5818	4.50	3/20/49	41
67	Government National Mortgage Association, Pool #5260	4.50	12/20/41	72
67	Government National Mortgage Association, Pool #MA1762	4.50	3/20/44	70
4	Government National Mortgage Association, Pool #MA5764	4.50	2/20/49	4
15	Government National Mortgage Association, Pool #MA4721	4.50	9/20/47	15
27	Government National Mortgage Association, Pool #MA5467	4.50	9/20/48	28
10	Government National Mortgage Association, Pool #MA4129	4.50	12/20/46	11
48	Government National Mortgage Association, Pool #MA4384	4.50	4/20/47	50
35	Government National Mortgage Association, Pool #MA4512	4.50	6/20/47	36
185	Government National Mortgage Association, Pool #721760	4.50	8/15/40	190
12	Government National Mortgage Association, Pool #MA5399	4.50	8/20/48	12
38	Government National Mortgage Association, Pool #MA0701	4.50	1/20/43	41
30	Government National Mortgage Association, Pool #712690	5.00	4/15/39	32
11	Government National Mortgage Association, Pool #782468	5.00	11/15/38	11
23	Government National Mortgage Association, Pool #MA4007	5.00	10/20/46	25
11	Government National Mortgage Association, Pool #MA5080	5.00	3/20/48	11
13	Government National Mortgage Association, Pool #MA5933	5.00	5/20/49	13
6	Government National Mortgage Association, Pool #MA0465	5.00	10/20/42	7

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$5	Government National Mortgage Association, Pool #MA5988	5.00	6/20/49	$5
12	Government National Mortgage Association, Pool #MA5400	5.00	8/20/48	13
20	Government National Mortgage Association, Pool #MA5597	5.00	11/20/48	21
11	Government National Mortgage Association, Pool #MA5819	5.00	3/20/49	11
4	Government National Mortgage Association, Pool #MA5653	5.00	12/20/48	5
42	Government National Mortgage Association, Pool #604285	5.00	5/15/33	45
188	Government National Mortgage Association, Pool #4559	5.00	10/20/39	201
41	Government National Mortgage Association, Pool #MA2076	5.00	7/20/44	44
55	Government National Mortgage Association, Pool #694531	5.00	11/15/38	59
92	Government National Mortgage Association, Pool #782523	5.00	11/15/35	98
5	Government National Mortgage Association, Pool #MA5712	5.00	1/20/49	5
11	Government National Mortgage Association, Pool #MA5765	5.00	2/20/49	11
16	Government National Mortgage Association, Pool #675179	5.00	3/15/38	17
11	Government National Mortgage Association, Pool #MA5530	5.00	10/20/48	12
35	Government National Mortgage Association, Pool #510835	5.50	2/15/35	38
56	Government National Mortgage Association, Pool #783284	5.50	6/20/40	59
6	Government National Mortgage Association, Pool #658181	5.50	11/15/36	6
9	Government National Mortgage Association, Pool #MA0466	5.50	10/20/42	9
32	Government National Mortgage Association, Pool #781959	6.00	7/15/35	34
31	Government National Mortgage Association, Pool #4222	6.00	8/20/38	32
34	Government National Mortgage Association, Pool #4245	6.00	9/20/38	36
8	Government National Mortgage Association, Pool #699237	6.50	9/15/38	9
4,600	Government National Mortgage Association, 30 YR TBA	2.00	7/20/52	4,075
1,700	Government National Mortgage Association, 30 YR TBA	2.50	7/20/52	1,553
1,600	Government National Mortgage Association, 30 YR TBA	3.00	7/20/52	1,507
300	Government National Mortgage Association, 30 YR TBA	3.00	8/20/52	282
400	Government National Mortgage Association, 30 YR TBA	3.50	8/1/52	388
575	Government National Mortgage Association, 30 YR TBA	3.50	7/20/52	558
75	Government National Mortgage Association, 30 YR TBA	4.00	7/20/52	75
300	Government National Mortgage Association, 30 YR TBA	4.00	8/20/52	298
	Total U.S. Government Agency Mortgages			181,373

Shares
	Investment Company — 16.43%
35,028,467	State Street Institutional Treasury Plus Money Market Fund, Trust Class	1.40(b)		35,028
	Total Investment Company			35,028

	Total Investments Before TBA Sale Commitments (cost $246,643) — 108.32%			230,996

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (concluded) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	TBA Sale Commitments (c) — (0.05)%
$(100)	Government National Mortgage Association, 30 YR TBA	5.00	7/20/52	$(102)
	Total TBA Sale Commitments			(102)
	Liabilities in excess of other assets — (8.27)%			(17,641)
	Net Assets — 100.00%			$213,253

Amounts designated as “—” are $0 or have been rounded to $0.

(a)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect on June 30, 2022.

(b)	Annualized 7-day yield as of period-end.

(c)

Represents a “to be announced” transaction. The Portfolio has committed to sell securities for which all specific information is not available at this time. (See Note 2 in the Notes to Financial Statements.)

TBA—To Be Announced purchase or sale commitment. Security is subject to delayed delivery

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2022.

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	Mellon Investments Corporation	HC Capital Solutions	Total
Asset Backed Securities	0.71%	—	0.71%
Collateralized Mortgage Obligations	6.14%	—	6.14%
U.S. Government Agency Mortgages	85.04%	—	85.04%
Investment Company	8.40%	8.03%	16.43%
TBA Sale Commitments	-0.05%	—	-0.05%
Other Assets (Liabilities)	-8.20%	-0.07%	-8.27%
Total Net Assets	92.04%	7.96%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Short-Term Municipal Bond Portfolio

Portfolio of Investments — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds — 97.92%
	Alabama — 2.05%
$2,025	County of Baldwin Alabama, GO, Callable 11/1/24 @ 100.00	5.00	5/1/25	$2,153
710	University of Alabama Revenue, Series A, Callable 8/8/22 @ 100.00	5.00	7/1/23	712
				2,865
	Arizona — 4.81%
805	County of Pima Arizona Sewer System Revenue	5.00	7/1/23	830
1,645	Maricopa County High School District No. 214 Tolleson Union High School, GO	5.00	7/1/24	1,735
2,475	Maricopa County Industrial Development Authority Revenue, Series D	5.00(a)	1/1/46	2,707
1,350	Maricopa County Unified School District No. 41 Gilbert, GO, Series C	5.00	7/1/25	1,459
				6,731
	Arkansas — 1.69%
2,295	Rogers School District No. 30, GO, Callable 8/1/24 @ 100.00 (State Aid Withholding)	4.00	2/1/26	2,362

	Delaware — 1.01%
1,500	County of New Castle, GO	0.56	7/15/24	1,416

	District of Columbia — 1.51%
2,000	District of Columbia, GO, Series D	5.00	6/1/24	2,110

	Florida — 3.48%
425	JEA Florida Electric System Revenue, Series D	5.00	10/1/22	428
1,645	State of Florida Department of Management Services Refunding Certificates of Participation, Series A	5.00	11/1/23	1,712
2,420	State of Florida, GO, Series B, Callable 6/1/27 @ 100.00	5.00	6/1/28	2,727
				4,867
	Hawaii — 1.47%
1,970	City & County Honolulu Hawaii Wastewater System Revenue	4.00	7/1/25	2,064

	Indiana — 3.44%
2,660	Indiana Finance Authority Revenue (Pre-Refunded/Escrowed to Maturity)	5.00	3/1/39	2,857
1,930	Indiana Municipal Power Agency Revenue, Series A	5.00	1/1/23	1,957
				4,814
	Iowa — 5.97%
1,440	Ankeny Community School District, GO	5.00	6/1/23	1,478
1,000	City of Ankeny, GO	5.00	6/1/25	1,077
2,105	City of Dubuque, GO	2.00	6/1/24	2,094
3,000	Iowa Finance Authority Revenue (Pre-Refunded/Escrowed to Maturity)	5.50	7/1/33	3,108
550	Linn-Mar Community School District, GO, Callable 5/1/26 @ 100.00 (BAM)	5.00	5/1/27	600
				8,357
	Kansas — 3.44%
1,790	Kansas Development Finance Authority Revenue	5.00	5/1/23	1,830
2,790	Kansas Development Finance Authority Revenue, Series D	5.00	4/1/25	2,985
				4,815
	Kentucky — 0.51%
685	University of Kentucky Revenue, Series A, Callable 4/1/24 @ 100.00 (State Intercept)	5.00	4/1/25	717

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Short-Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Maryland — 4.29%
$3,240	County of Prince George’s, GO, Series A	5.00	7/1/24	$3,430
2,250	State of Maryland, GO	5.00	8/1/28	2,575
				6,005
	Michigan — 3.15%
2,170	Michigan State Housing Development Authority Revenue, Series A1, Callable 8/8/22 @ 100.00	0.65	10/1/24	2,081
2,105	Wayne State University Revenue	5.00	11/15/26	2,324
				4,405
	Minnesota — 3.50%
2,000	Minneapolis Special School, GO (SD CRED PROG)	5.00	2/1/24	2,095
2,765	White Bear Lake Independent School, GO, Series A (SD CRED PROG)	4.00	2/1/23	2,800
				4,895
	Missouri — 1.99%
2,600	Lindbergh School District, GO	4.00	3/1/27	2,783

	New Jersey — 2.04%
2,815	New Jersey Infrastructure Bank Revenue, Series A	3.00	9/1/24	2,861

	New York — 11.04%
2,165	City of New York, GO, Series A1	5.00	8/1/23	2,237
1,525	City of New York, GO, Series B-1	5.00	8/1/28	1,728
1,110	New York City Transitional Finance Authority Future Tax Secured Revenue, Series C-1	5.00	2/1/28	1,247
2,000	New York City Transitional Finance Authority Future Tax Secured Revenue	5.00	11/1/23	2,081
3,970	New York State Dormitory Authority Revenue	1.06	3/15/25	3,717
440	New York State Dormitory Authority Revenue (Pre-Refunded/Escrowed to Maturity)	5.00	2/15/23	448
960	New York State Dormitory Authority Revenue (Pre-Refunded/Escrowed to Maturity)	5.00	2/15/23	976
405	New York State Dormitory Authority Revenue, Series A	5.00	2/15/24	425
2,500	Utility Debt Securitization Authority Revenue, Series TE, Callable 12/15/23 @ 100.00	5.00	12/15/26	2,607
				15,466
	North Carolina — 3.70%
2,600	County of Durham North Carolina, GO	3.00	6/1/23	2,629
375	State of North Carolina Revenue	5.00	3/1/23	382
1,900	State of North Carolina, GO, Series B	5.00	6/1/28	2,166
				5,177
	North Dakota — 1.01%
1,365	City of Bismarck, GO	4.00	5/1/24	1,415

	Ohio — 5.00%
2,020	Ohio University Revenue (Pre-Refunded/Escrowed to Maturity)	5.00	12/1/32	2,046
2,955	State of Ohio, GO, Series B	5.00	8/1/23	3,058
2,000	University of Cincinnati Revenue	2.26	6/1/26	1,903
				7,007
	Oregon — 0.99%
1,320	City of Salem Oregon, GO	5.00	6/1/24	1,393

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Short-Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Pennsylvania — 3.73%
$2,910	Central Bucks School District, GO (State Aid Withholding)	5.00	5/15/23	$2,979
2,010	Millcreek Township School District, GO (BAM)	5.00	9/15/27	2,246
				5,225
	Texas — 14.45%
1,730	Alief Independent School District, GO (PSF-GTD)	5.00	2/15/23	1,762
1,255	City of Arlington Texas, GO, Series A	5.00	8/15/22	1,260
1,565	City of Bryan Texas, GO	5.00	8/15/22	1,571
1,550	City of Garland Texas Electric Utility System Revenue	5.00	3/1/24	1,622
2,065	City of Irving Texas, GO	5.00	9/15/24	2,198
2,550	City of Waco Texas, GO, Series A	5.00	2/1/30	2,952
1,015	Conroe Independent School District, GO (PSF-GTD)	5.00	2/15/25	1,088
660	Dallas Area Rapid Transit Revenue, Series A	5.00	12/1/24	706
430	Harris County Toll Road Authority Revenue, Series B	5.00	8/15/22	432
625	North East Independent School District Texas, GO (PSF-GTD)	5.00	8/1/22	627
3,685	Pearland Independent School District, GO (PSF-GTD)	5.00	2/15/23	3,754
1,000	Plano Independent School, GO (PSF-GTD)	5.00	2/15/23	1,018
1,150	Round Rock Independent School District, GO (PSF-GTD)	5.00	8/1/25	1,248
				20,238
	Utah — 2.44%
3,140	Alpine School District, GO (SCH BD GTY)	4.00	3/15/29	3,422

	Washington — 6.16%
1,735	City of Seattle Washington Municipal Light & Power Revenue, Series A	5.00	1/1/24	1,813
1,260	County of King Washington, GO, Series B	5.00	7/1/25	1,366
1,085	King County Washington School District No. 405, GO, Series B (SCH BD GTY)	5.00	12/1/24	1,161
820	State of Washington Revenue, Series F	5.00	9/1/22	825
3,250	State of Washington, GO	4.00	7/1/26	3,459
				8,624
	West Virginia — 1.51%
2,130	Jefferson County Board of Education, GO	2.00	6/1/24	2,119

	Wisconsin — 3.54%
3,205	State of Wisconsin Environmental Improvement Fund Revenue, Series A	5.00	6/1/24	3,384
1,000	Stevens Point Area Public School District Wisconsin, GO	5.00	4/1/24	1,050
525	Wisconsin Energy Power Supply Revenue, Series A	5.00	7/1/22	525
				4,959
	Total Municipal Bonds			137,112

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Short-Term Municipal Bond Portfolio

Portfolio of Investments (concluded) — June 30, 2022

Shares	Security Description	Rate %		Value (000)
	Investment Company — 0.97%
1,361,358	State Street Institutional Treasury Plus Money Market Fund, Trust Class	1.40	(b)	$1,361
	Total Investment Company			1,361

	Total Investments (cost $141,613) — 98.89%			138,473
	Other assets in excess of liabilities — 1.11%			1,547
	Net Assets — 100.00%			$140,020

(a)	Interest rate is determined by the Remarketing Agent. The rate disclosed is the rate in effect on June 30, 2022.

(b)	Annualized 7-day yield as of period-end.

As of June 30, 2022, 100% of the Portfolio’s net assets were managed by Breckinridge Capital Advisors, Inc.

BAM—Build America Mutual

GO—General Obligation

PSF-GTD—Public School Fund Guaranteed

SCH BD GTY—School Board Guaranty

SD CRED PROG—School District Credit Program

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds — 96.06%
	Alabama — 2.25%
$1,675	Auburn University Revenue, Series A	5.00	6/1/26	$1,834
1,400	Birmingham Alabama Water Works Board Water Revenue, Series B	5.00	1/1/24	1,465
2,895	Black Belt Energy Gas District Revenue, Callable 9/1/31 @ 100.53	4.00(a)	6/1/51	2,924
1,000	Lower Alabama Gas District Revenue, Callable 9/1/25 @ 100.58 (Goldman Sachs)	4.00(a)	12/1/50	1,013
1,000	Troy University Revenue, Series A (BAM)	5.00	11/1/26	1,100
				8,336
	Arizona — 1.75%
1,685	City of Phoenix Civic Improvement Corp. Revenue, Callable 7/1/30 @ 100.00	5.00	7/1/32	1,927
1,000	Maricopa County High School District No. 210-Phoenix, GO	5.00	7/1/25	1,079
1,215	Northern Arizona University Revenue, Series B (BAM)	5.00	6/1/26	1,327
1,000	Salt Verde Arizona Financial Corp. Senior Gas Revenue (Citigroup, Inc.)	5.25	12/1/24	1,056
1,015	State of Arizona Certificate of Participation, Series A	5.00	10/1/25	1,104
				6,493
	Arkansas — 0.33%
1,200	Arkansas State Development Finance Authority Hospital Revenue, Series B	5.00	2/1/23	1,218

	California — 3.21%
290	California State Department of Water Resources Revenue, Central Valley Project	5.25	7/1/22	290
3,000	California State, GO, Callable 11/1/30 @ 100.00	5.00	11/1/31	3,488
1,250	California State, GO	5.00	8/1/24	1,322
2,460	Golden State Tobacco Securitization Corp. California Tobacco Settlement Revenue, Series A-1	5.00	6/1/26	2,698
1,000	Los Angeles California Department of Airports Revenue	5.00	5/15/23	1,022
1,750	State of California, GO, Callable 4/1/29 @ 100.00	5.00	4/1/30	1,976
1,000	State of California, GO, Callable 10/1/28 @ 100.00	5.00	4/1/35	1,112
				11,908
	Colorado — 4.07%
1,225	Board of Governors of Colorado State University System Revenue, Series E-2 (State Intercept)	5.00	3/1/25	1,308
3,550	Colorado Health Facilities Authority Revenue, Series A	5.00	1/1/25	3,770
1,750	Denver City & County Colorado Airport System Revenue, Series A	5.00	11/15/23	1,823
3,600	Denver City & County Colorado Airport System Revenue, Series A	5.00	12/1/25	3,882
2,970	Denver City & County School District No. 1, GO, Series A (State Aid Withholding)	5.50	12/1/25	3,285
1,000	State of Colorado Certificate of Participation	5.00	3/15/23	1,018
				15,086
	Connecticut — 1.62%
1,085	Connecticut State Health & Educational Facilities Authority Revenue, Series B	5.00	12/1/26	1,181
1,500	State of Connecticut Special Tax Revenue, Series D, Callable 11/1/31 @ 100.00	5.00	11/1/34	1,711
3,000	State of Connecticut, GO, Series A, Callable 10/15/23 @ 100.00	5.00	10/15/25	3,108
				6,000
	District of Columbia — 1.73%
3,260	District of Columbia University Revenue, Callable 9/1/29 @ 100.00	5.00	3/1/31	3,718
1,500	District of Columbia University Revenue	5.00	4/1/25	1,598
1,000	District of Columbia, GO, Callable 12/1/26 @ 100.00	5.00	6/1/33	1,103
				6,419

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Florida — 3.44%
$2,000	Alachua County Health Facilities Authority Revenue	5.00(a)	12/1/37	$2,169
1,500	Central Florida Expressway Authority Revenue (AGM)	5.00	7/1/30	1,716
955	County of Polk Florida Utility System Revenue	5.00	10/1/27	1,067
1,000	Florida Municipal Power Agency Revenue	5.00	10/1/25	1,080
1,500	Lee County Florida Solid Waste System Revenue (AMT)	5.00	10/1/25	1,600
1,615	Lee County Florida Solid Waste System Revenue	5.00	10/1/22	1,626
3,250	Orange County Florida Tourist Development Tax Revenue, Series B	5.00	10/1/25	3,508
				12,766
	Georgia — 2.72%
1,000	Atlanta Georgia Development Authority Revenue, Series A-1	5.00	7/1/23	1,029
1,000	Fayette County Hospital Authority Revenue, Callable 1/1/24 @ 100.00	5.00(a)	7/1/54	1,043
250	Fulton County Georgia Development Authority Revenue, Series A	5.00	7/1/23	257
1,600	Fulton County Georgia Development Authority Revenue, Series A	5.00	7/1/24	1,688
5,000	Main Street Natural Gas, Inc. Revenue, Callable 6/1/26 @ 100.50	4.00(a)	3/1/50	5,109
1,000	Savannah Economic Development Authority Revenue	1.90	8/1/24	977
				10,103
	Illinois — 7.19%
73	Chicago Illinois Certificates of Participation, Tax Increment Allocation Revenue, Diversey/Narragansett Project, Series NT Continuously Callable @ 100.00	7.46	2/15/26	69
1,000	Chicago Park District, GO, Series B, Callable 1/1/24 @ 100.00	5.00	1/1/26	1,038
1,000	City of Chicago Illinois Waterworks Revenue	5.00	11/1/24	1,062
1,000	City of Chicago Illinois Waterworks Revenue, Callable 11/1/22 @ 100.00	5.00	11/1/24	1,010
1,000	City of Chicago Illinois Waterworks Revenue, Callable 11/1/24 @ 100.00	5.00	11/1/25	1,059
1,375	Illinois State Finance Authority Revenue, Series B-2, Callable 5/15/26 @ 100.00	5.00(a)	5/15/50	1,481
4,600	Illinois State Sales Tax Revenue, Series A (BAM)	5.00	6/15/25	4,924
1,635	Illinois State Toll Highway Authority Revenue	5.00	1/1/25	1,732
1,725	Metropolitan Water Reclamation District of Greater Chicago, GO, Series B	5.00	12/1/24	1,841
3,035	Metropolitan Water Reclamation District of Greater Chicago, GO, Series A, Callable 12/1/26 @ 100.00	5.00	12/1/27	3,364
1,420	Metropolitan Water Reclamation District of Greater Chicago, GO, Series D	5.00	12/1/30	1,619
2,000	Regional Transportation Authority Revenue (AGC)	6.00	6/1/25	2,143
2,000	Sales Tax Securitization Corp. Revenue, Series A	5.00	1/1/29	2,085
2,995	University of Illinois Certificate of Participation, Series B, Callable 10/1/26 @ 100.00	5.00	10/1/27	3,240
				26,667
	Indiana — 3.04%
2,500	City of Whiting Indiana Revenue (BP Plc)	5.00(a)	12/1/44	2,688
1,150	Indiana Finance Authority Revenue, Series A	5.00	11/1/23	1,197
1,000	Indiana Finance Authority Revenue, Series A	5.00	11/1/24	1,062
1,350	Indiana Finance Authority Revenue, Series A, Callable 10/1/32 @ 100.00	5.00	10/1/34	1,561
2,250	Indiana Finance Authority Revenue, Series B, Callable 1/1/25 @ 100.00	2.25(a)	12/1/58	2,222
1,500	Indiana Finance Authority Revenue, Series A	3.13	12/1/24	1,519
1,000	Indiana State Finance Authority Revenue, Stadium Project, Series A	5.00	2/1/23	1,016
				11,265

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Iowa — 0.13%
$450	Iowa Tobacco Settlement Authority Revenue, Series A2, Callable 6/1/31 @ 100.00	5.00	6/1/32	$488

	Kentucky — 2.45%
1,300	City of Owensboro Kentucky Electric Light & Power System Revenue	4.00	1/1/23	1,314
3,160	Kentucky Public Energy Authority Revenue, Series A	4.00	4/1/23	3,203
1,000	Kentucky Public Energy Authority Revenue, Series A, Callable 1/2/24 @ 100.40	4.00	4/1/24	1,032
3,500	Kentucky Public Energy Authority Revenue, Series B	4.00(a)	1/1/49	3,544
				9,093
	Louisiana — 1.34%
1,415	Jefferson Sales Tax District Revenue, Series A (AGM)	5.00	12/1/25	1,534
2,500	Louisiana Offshore Terminal Authority Revenue	1.65(a)	9/1/33	2,472
1,000	Parish of St. John the Baptist Louisiana Revenue	2.10(a)	6/1/37	977
				4,983
	Maine — 0.30%
1,025	Finance Authority of Maine Revenue (AGC)	5.00	12/1/26	1,097

	Maryland — 3.67%
2,905	County of Montgomery Maryland, GO, Series A, Callable 8/1/30 @ 100.00	4.00	8/1/31	3,151
4,040	Maryland State Stadium Authority Revenue	5.00	5/1/24	4,246
2,090	Maryland State Transportation Authority Revenue (AMT)	5.00	6/1/28	2,300
2,500	State of Maryland Department of Transportation Revenue, Callable 10/1/30 @ 100.00	5.00	10/1/32	2,891
1,000	State of Maryland Department of Transportation Revenue, Callable 10/1/27 @ 100.00	4.00	10/1/32	1,048
				13,636
	Massachusetts — 2.11%
3,000	Commonwealth of Massachusetts, GO, Series A (AMBAC)	5.50	8/1/30	3,620
1,400	Massachusetts Educational Financing Authority Revenue, Series B	5.00	7/1/29	1,522
1,615	Massachusetts State Educational Financing Authority Revenue, Series A (AMT)	5.00	7/1/23	1,653
1,000	Massachusetts State Educational Financing Authority Revenue (AMT)	5.00	1/1/25	1,052
				7,847
	Michigan — 3.98%
1,810	Great Lakes Michigan Water Authority Sewage Disposal System Revenue, Series B	5.00	7/1/24	1,906
1,000	Michigan Finance Authority Revenue, Callable 6/1/25 @ 100.00	5.50	12/1/29	1,074
1,100	Michigan Finance Authority Revenue	5.00	10/1/29	1,270
1,280	Michigan Finance Authority Revenue, Series B	5.00	10/1/30	1,491
2,190	Michigan Finance Authority Revenue, Series B, Callable 10/1/30 @ 100.00	5.00	10/1/31	2,536
1,450	Michigan State Building Authority Revenue	5.00	4/15/25	1,550
1,605	Michigan Strategic Fund Revenue	5.00	6/30/25	1,693
2,960	Utica Community Schools, GO (Q-SBLF)	5.00	5/1/26	3,243
				14,763
	Minnesota — 0.29%
1,000	Minneapolis-St. Paul Metropolitan Airports Commission Revenue, Series C	5.00	1/1/26	1,081

	Missouri — 1.76%
2,400	Health & Educational Facilities Authority of the State of Missouri Revenue	5.00	6/1/25	2,577
1,000	Missouri State Health & Educational Facilities Authority Revenue	5.00	11/15/23	1,042

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Missouri (continued)
$2,505	The Curators of The University of Missouri Revenue	5.00	11/1/30	$2,926
				6,545
	Nebraska — 0.57%
1,000	City of Omaha Nebraska Sewer Revenue, Series A, Callable 4/1/30 @ 100.00	4.00	4/1/31	1,079
1,000	City of Omaha Nebraska Sewer Revenue, Series A, Callable 4/1/30 @ 100.00	4.00	4/1/32	1,046
				2,125
	Nevada — 1.96%
1,000	Clark County Nevada School District, GO, Series A	5.00	6/15/26	1,096
1,000	Clark County Nevada School District, GO, Series A	5.00	6/15/23	1,030
3,500	Las Vegas Valley Water District, GO	5.00	6/1/31	4,067
1,000	State of Nevada Highway Improvement Revenue	5.00	12/1/24	1,067
				7,260
	New Jersey — 1.85%
430	New Jersey Economic Development Authority Revenue, Callable 11/1/29 @ 100.00	5.00	11/1/30	466
1,725	New Jersey Higher Education Student Assistance Authority Revenue	5.00	12/1/29	1,894
1,210	New Jersey State Economic Development Authority Revenue, School Facilities Construction	5.00	6/15/28	1,317
2,000	New Jersey State Higher Education Student Assistance Authority Revenue, Series B (AMT)	5.00	12/1/22	2,023
1,100	State of New Jersey, GO, Series A	4.00	6/1/31	1,165
10	Tobacco Settlement Financing Corp. New Jersey Revenue, Series B	3.20	6/1/27	10
				6,875
	New Mexico — 0.75%
2,590	New Mexico Educational Assistance Foundation Revenue, Series 1A	5.00	9/1/25	2,788

	New York — 7.13%
4,000	City of New York, GO, Series A-1	5.00	8/1/27	4,485
2,890	City of New York, GO, Series A-1, Callable 10/1/30 @ 100.00	5.00	4/1/32	3,289
3,000	New York City Housing Development Corp. Revenue, Series B-2 (Pre-Refunded/Escrowed to Maturity)	5.00	7/1/26	3,102
1,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Series B-1, Callable 8/1/24 @ 100.00	5.00	8/1/29	1,053
2,000	New York City Water & Sewer System Revenue, Callable 12/15/30 @ 100.00	5.00	6/15/31	2,329
2,410	New York City Water & Sewer System Revenue, Callable 12/15/25 @ 100.00	5.00	6/15/27	2,611
1,500	New York State Dormitory Authority Revenue, Series D	5.00	2/15/25	1,610
1,250	New York State Thruway Authority Revenue, Series A, Callable 3/15/31 @ 100.00	5.00	3/15/33	1,436
1,795	New York Transportation Development Corp. Revenue	5.00	12/1/27	1,898
4,500	Port Authority of New York & New Jersey New York Revenue, Consolidated 185th (AMT)	5.00	9/1/23	4,648
				26,461
	North Carolina — 2.03%
1,000	City of Charlotte North Carolina Airport Revenue, Series C	5.00	7/1/24	1,052
1,000	County of Wake North Carolina Revenue	5.00	9/1/28	1,146
3,000	County of Wake North Carolina, GO	5.00	9/1/24	3,183
1,000	North Carolina State Turnpike Authority Revenue (AGC)	5.00	1/1/24	1,041
1,000	The Charlotte-Mecklenburg Hospital Authority Revenue	5.00(a)	1/15/50	1,125
				7,547

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Ohio — 3.15%
$1,750	American Municipal Power, Inc. Revenue, Series A	5.00	2/15/24	$1,832
1,500	American Municipal Power, Inc. Revenue, Series A, Callable 2/15/24 @ 100.00	5.00	2/15/27	1,559
3,000	Buckeye Tobacco Settlement Financing Authority Revenue, Series A-2, Callable 6/1/30 @ 100.00	5.00	6/1/32	3,235
800	County of Montgomery Revenue, Callable 8/1/31 @ 100.00	5.00	8/1/33	906
465	Mahoning County Ohio Hospital Facilities Revenue, Western Reserve Care System Continuously Callable @ 100.00 (MBIA)	5.50	10/15/25	503
775	University of Cincinnati Revenue	5.00	6/1/26	849
700	University of Cincinnati Revenue	5.00	6/1/25	752
1,850	University of Cincinnati Revenue	5.00	6/1/27	2,062
				11,698
	Oklahoma — 1.03%
1,000	Oklahoma Development Finance Authority Revenue, Callable 7/27/22 @ 100.00	1.63	7/6/23	983
530	Oklahoma Municipal Power Authority Revenue, Series A, Callable 1/1/31 @ 100.00 (AGM)	4.00	1/1/32	551
2,000	Oklahoma Turnpike Authority Revenue	5.00	1/1/30	2,301
				3,835
	Oregon — 1.16%
1,305	Benton & Linn Counties Consolidated School District No. 509J & 509A Corvallis, GO, Series A (SCH BD GTY)	5.00(a)	6/15/25	1,408
2,500	Multnomah County School District No. 1 Portland, GO (SCH BD GTY)	5.00	6/15/29	2,886
				4,294
	Pennsylvania — 6.82%
3,500	City of Philadelphia PA Water & Wastewater Revenue, Callable 10/1/30 @ 100.00	5.00	10/1/32	3,970
3,535	City of Philadelphia PA, GO, Series A	5.00	5/1/30	4,004
1,000	City of Philadelphia Pennsylvania Water & Wastewater Revenue, Series B	5.00	11/1/27	1,119
1,250	Commonwealth Financing Authority Revenue, Tobacco Master Settlement	5.00	6/1/23	1,282
850	Easton Area School District, GO, Series A (State Aid Withholding)	4.00	4/1/25	890
1,860	Luzerne County Industrial Development Authority Revenue, Callable 12/3/29 @ 100.00	2.45(a)	12/1/39	1,780
2,500	Pennsylvania Economic Development Financing Authority Revenue (AMT)	2.15(a)	7/1/41	2,493
1,000	Pennsylvania Higher Education Assistance Agency Revenue	5.00	6/1/29	1,092
2,500	Pennsylvania State Turnpike Commission Revenue	5.00	6/1/24	2,622
625	Pennsylvania Turnpike Commission Revenue	5.00	12/1/28	692
3,225	School District of Philadelphia, GO	5.00	9/1/28	3,628
1,700	Southeastern Pennsylvania Transportation Authority Revenue	5.00	3/1/23	1,730
				25,302
	Rhode Island — 1.56%
2,000	Rhode Island Health & Educational Building Corp. Revenue	5.00	5/15/23	2,039
1,000	Rhode Island State Student Loan Authority Revenue, Series A (AMT)	5.00	12/1/22	1,011
625	Rhode Island State Student Loan Authority Revenue	5.00	12/1/29	697
1,875	Rhode Island Student Loan Authority Revenue, Series A	5.00	12/1/29	2,059
				5,806
	South Carolina — 1.92%
3,680	County of Charleston South Carolina, GO, Series A (State Aid Withholding)	5.00	11/1/26	4,100
1,000	Piedmont Municipal Power Agency Revenue, Series B	5.00	1/1/29	1,121
1,000	South Carolina Public Service Authority Revenue, Series A	5.00	12/1/31	1,131
680	South Carolina Public Service Authority Revenue	5.00	12/1/27	768
				7,120

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Tennessee — 0.76%
$1,500	Tennessee Energy Acquisition Corp. Revenue, Callable 8/1/25 @ 100.22	4.00(a)	11/1/49	$1,538
1,250	Tennessee State Energy Acquisition Corp. Gas Revenue, Series E, Callable 2/1/23 @ 100.43	4.00(a)	5/1/48	1,265
				2,803
	Texas — 12.32%
2,000	Aldine Texas Independent School District, GO (PSF-GTD)	5.00	2/15/25	2,145
1,230	Arlington Higher Education Finance Corp. Revenue (PSF-GTD)	5.00	8/15/28	1,393
1,025	Arlington Higher Education Finance Corp. Revenue (PSF-GTD)	5.00	8/15/27	1,149
1,000	Austin Texas Community College District, GO	5.00	8/1/23	1,035
2,450	City of Dallas Texas, GO, Callable 2/15/25 @ 100.00	5.00	2/15/27	2,610
2,500	City of Houston Texas Airport System Revenue, Series C (AMT)	5.00	7/1/25	2,659
1,300	City of San Antonio Texas Electric & Gas Systems Revenue	4.00	2/1/33	1,392
950	Clifton Higher Education Finance Corp. Revenue, Series T, Callable 8/15/32 @ 100.00 (PSF-GTD)	4.00	8/15/34	992
1,205	Clifton Higher Education Finance Corp. Revenue (PSF-GTD)	5.00	8/15/24	1,278
2,200	Clifton Higher Education Finance Corp. Revenue (PSF-GTD)	5.00	8/15/25	2,384
2,500	Dallas Independent School District, GO, Series A, Callable 2/15/25 @ 100.00 (PSF-GTD)	5.00	2/15/27	2,660
2,300	Dallas Love Field Revenue (AMT)	5.00	11/1/25	2,464
2,100	Harris County Cultural Education Facilities Finance Corp. Baylor College of Medicine Revenue	5.00	11/15/27	2,295
1,650	Harris County Cultural Education Facilities Finance Corp. Revenue	5.00	11/15/25	1,785
2,095	Harris County Cultural Education Facilities Finance Corp. Revenue	5.00	11/15/23	2,179
1,220	Love Field Texas Airport Modernization Corp. General Airport Revenue, Callable 11/1/22 @ 100.00	5.00	11/1/28	1,231
1,000	Love Field Texas Airport Modernization Corp. General Airport Revenue (AMT)	5.00	11/1/22	1,009
1,000	Lower Colorado River Texas Authority Revenue	5.00	5/15/26	1,091
825	Lower Colorado River Texas Authority Transmission Contract Revenue	5.00	5/15/23	845
1,000	North Texas Tollway Authority Revenue, Series A	5.00	1/1/24	1,045
1,000	San Antonio Texas Airport System Revenue	5.00	7/1/26	1,081
1,750	San Antonio Texas Airport System Revenue	5.00	7/1/25	1,863
3,585	Texas Water Development Board Revenue, Callable 8/1/31 @ 100.00	5.00	8/1/33	4,166
2,230	University of Houston Revenue, Series C, Callable 2/15/26 @ 100.00	5.00	2/15/28	2,414
1,300	West Harris County Regional Water Authority Revenue	5.00	12/15/27	1,465
1,000	West Travis County Public Utility Agency Revenue (BAM)	5.00	8/15/26	1,086
				45,716
	Utah — 0.32%
1,090	Utah Transit Authority Revenue	5.00	12/15/26	1,205

	Virginia — 2.10%
1,500	City of Richmond VA Public Utility Revenue, Callable 1/15/26 @ 100.00	5.00	1/15/29	1,636
1,000	Fairfax County Virginia Industrial Development Authority Revenue, Series A	5.00	5/15/24	1,054
850	Hampton Roads Transportation Accountability Commission Revenue, Callable 7/1/30 @ 100.00	5.00	7/1/31	977
2,000	King George County Economic Development Authority Revenue	2.50(a)	6/1/23	2,006
1,000	Roanoke Economic Development Authority Revenue	5.00	7/1/25	1,071
1,000	Virginia Public Building Authority Revenue, Series B (AMT)	5.00	8/1/24	1,056
				7,800
	Washington — 2.30%
1,500	Port of Seattle Washington Revenue (AMT)	5.00	4/1/26	1,623
1,300	State of Washington, GO, Series C, Callable 2/1/31 @ 100.00	5.00	2/1/33	1,498

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (concluded) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Washington (continued)
$1,250	Washington Health Care Facilities Authority Revenue	5.00	10/1/25	$1,349
1,600	Washington Health Care Facilities Authority Revenue, Series B1, Callable 2/1/24 @ 100.00	5.00(a)	8/1/49	1,670
2,310	Washington Health Care Facilities Authority Revenue	5.00	8/15/23	2,391
				8,531
	Wisconsin — 0.95%
1,000	Public Finance Authority Wisconsin Lease Development Revenue	5.00	3/1/23	1,018
1,225	University of Wisconsin Hospitals & Clinics Revenue	5.00	4/1/26	1,338
1,100	Wisconsin Health & Educational Facilities Authority Revenue	4.00	11/15/26	1,179
				3,535
	Total Municipal Bonds			356,495

Shares
	Investment Company — 2.88%
10,671,157	State Street Institutional Treasury Plus Money Market Fund, Trust Class	1.40(b)		10,671
	Total Investment Company			10,671

	Total Investments (cost $382,121) — 98.94%			367,166
	Other assets in excess of liabilities — 1.06%			3,932
	Net Assets — 100.00%			$371,098

(a)	Interest rate is determined by the Remarketing Agent. The rate disclosed is the rate in effect on June 30, 2022.

(b)	Annualized 7-day yield as of period-end.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corporation

AMBAC—American Municipal Bond Assurance Corporation

AMT—Alternative Minimum Tax

BAM—Build America Mutual

GO—General Obligation

MBIA—Municipal Bond Insurance Association

PSF-GTD—Public School Fund Guaranteed

Q-SBLF—Qualified School Bond Loan Fund

SCH BD GTY—School Board Guaranty

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2022.

The Intermediate Term Municipal Bond Portfolio	Insight North America LLC	HC Capital Solutions	Total
Municipal Bonds	96.06%	—	96.06%
Investment Company	—	2.88%	2.88%
Other Assets (Liabilities)	1.08%	-0.02%	1.06%
Total Net Assets	97.14%	2.86%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond II Portfolio

Portfolio of Investments — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds — 72.61%
	Alabama — 2.95%
$1,415	Birmingham Alabama Special Care Facilities Financing Authority Health Care Facility Revenue, Callable 6/1/25 @ 100.00	5.00	6/1/29	$1,501
740	Pell City Alabama, GO, Series A, Callable 2/1/25 @ 100.00	5.00	2/1/26	789
260	Pell City Alabama, GO, Series A (Pre-Refunded/Escrowed to Maturity)	5.00	2/1/26	279
				2,569
	California — 1.48%
1,440	San Ramon Valley Unified School District, GO	1.44	8/1/27	1,289

	Connecticut — 1.01%
870	State of Connecticut Special Tax Revenue, Callable 5/1/30 @ 100.00	4.00	5/1/36	876

	Florida — 6.57%
1,250	Florida State Board of Education Lottery Revenue, Series A	5.00	7/1/26	1,378
1,400	Lee County Florida School Board Certificates of Participation, Series A, Callable 8/1/24 @ 100.00	5.00	8/1/27	1,477
750	Miami-Dade County Florida, GO, Series A, Callable 11/1/24 @ 100.00	5.00	11/1/27	798
585	Orange County Florida School Board, Certificates of Participation, Series A	5.00	8/1/23	604
1,300	State of Florida Department of Transportation Revenue, Callable 7/1/28 @ 100.00	5.00	7/1/31	1,460
				5,717
	Georgia — 1.40%
1,150	Walton Industrial Building Authority Revenue	4.00	2/1/31	1,221

	Illinois — 6.36%
1,085	City of Highland Park, GO	4.00	12/30/25	1,147
1,095	Highland Park Park District Revenue	5.00	12/15/30	1,257
1,400	Illinois Finance Authority Revenue	5.00	1/1/27	1,559
1,730	Metropolitan Water Reclamation District of Greater Chicago, GO, Series E	1.82	12/1/27	1,571
				5,534
	Iowa — 1.74%
1,410	City of Bettendorf Iowa, GO, Series D	5.00	6/1/25	1,512

	Kentucky — 1.61%
1,220	Louisville and Jefferson County Metropolitan Sewer District Revenue, Series A	5.00	5/15/29	1,398

	Minnesota — 4.77%
1,005	City of Moorhead, GO	5.00	2/1/27	1,113
1,420	Lakeville Independent School District No. 194, GO (SD CRED PROG)	5.00	2/1/27	1,581
1,345	North St Paul-Maplewood-Oakdale Independent School District No. 622, GO, Series A (SD CRED PROG)	4.00	2/1/28	1,455
				4,149
	Nevada — 3.62%
1,105	Las Vegas Valley Nevada Water District, GO, Series B	5.00	12/1/24	1,182
800	Nevada State System of Higher Education Certificates of Participation Revenue, Series A, Callable 7/1/24 @ 100.00	5.00	7/1/26	839
980	State of Nevada, GO, Series A	5.00	5/1/29	1,126
				3,147

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond II Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	New Mexico — 1.31%
$1,025	Albuquerque Municipal School District No. 12, GO, Callable 8/1/28 @ 100.00 (State Aid Withholding)	5.00	8/1/29	$1,143

	New York — 5.06%
570	City of New York, GO	5.00	4/1/31	657
600	Metropolitan Transportation Authority Revenue, Series A-1	5.00	2/1/23	610
1,430	New York City Transitional Finance Authority Building Aid Revenue (State Aid Withholding)	1.35	7/15/27	1,254
625	New York State Dormitory Authority State Personal Income Tax Revenue, Series A, Callable 2/15/24 @ 100.00	5.00	2/15/26	650
1,080	New York State Urban Development Corp. Revenue, Callable 9/15/31 @ 100.00	5.00	3/15/32	1,235
				4,406
	North Carolina — 2.30%
1,500	North Carolina State Revenue, Series B	5.00	5/1/27	1,684
300	University of North Carolina at Greensboro Revenue	5.00	4/1/25	321
				2,005

	Ohio — 2.79%
700	American Municipal Power, Inc. Revenue, Series A, Callable 2/15/24 @ 100.00	5.00	2/15/27	727
1,000	Butler County Ohio Hospital Facilities Revenue, Series X	5.00	5/15/29	1,144
500	Ohio State Hospital Facility Revenue, Callable 1/1/28 @ 100.00	5.00	1/1/30	556
				2,427
	Pennsylvania — 1.71%
1,395	Pennsylvania Housing Finance Agency Revenue	5.00	4/1/25	1,490

	South Dakota — 2.13%
1,675	South Dakota Board of Regents Revenue, Callable 10/1/27 @ 100.00	5.00	4/1/29	1,852

	Tennessee — 1.59%
1,215	County of Hamblen, GO	5.00	5/1/29	1,386

	Texas — 11.85%
1,550	City of Missouri City Texas, GO, Callable 6/15/26 @ 100.00	5.00	6/15/30	1,706
300	City of Pearland Texas, GO, Callable 3/1/27 @ 100.00	5.00	3/1/29	330
1,500	Harris County Texas Cultural Education Facilities Finance Corp. Medicine Facilities Revenue, Callable 10/1/25 @ 100.00	5.00	10/1/27	1,619
1,545	Harris County Texas Revenue, Series A, Callable 8/15/26 @ 100.00	5.00	8/15/30	1,692
1,460	Humble Independent School District, GO, Series C	5.00	2/15/24	1,531
1,715	North East Independent School District Texas, GO, Series B (PSF-GTD)	5.00	2/1/24	1,799
1,500	Texas State Water Development Board Revenue, Series A, Callable 10/15/25 @ 100.00	5.00	4/15/26	1,624
				10,301
	Washington — 11.07%
1,415	Chelan County Public Utility District No. 1 Revenue, Callable 7/1/30 @ 100.00	5.00	7/1/31	1,639
1,255	County of Snohomish, GO	5.00	12/1/27	1,412
1,050	King County School District No. 405 Bellevue, GO, Callable 12/1/27 @ 100.00 (SCH BD GTY)	5.00	12/1/29	1,182
1,250	King County School District No. 410 Snoqualmie Valley, GO, Callable 6/1/27 @ 100.00 (SCH BD GTY)	5.00	12/1/27	1,406

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond II Portfolio

Portfolio of Investments (continued) — June 30, 2022

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Washington (continued)
$1,575	King County Washington, GO, Callable 1/1/29 @ 100.00	5.00	1/1/30	$1,790
850	Pierce County School District No. 403 Bethel, GO (SCH BD GTY)	4.00	12/1/28	921
1,090	State of Washington, GO, Series A	5.00	8/1/30	1,277
				9,627
	West Virginia — 1.29%
1,000	State of West Virginia, GO, Series A, Callable 6/1/29 @ 100.00	5.00	6/1/33	1,120

	Total Municipal Bonds			63,169

Shares
	Investment Companies — 26.19%
86,205	BlackRock California Municipal Income Trust			977
95,222	BlackRock Muni Intermediate Duration Fund, Inc.			1,134
43,780	BlackRock Municipal Income Quality Trust			542
42,274	BlackRock MuniYield Fund, Inc.			471
125,736	BlackRock MuniYield Quality Fund III, Inc.			1,466
71,012	DTF Tax-Free Income 2028 Term Fund, Inc.			841
109,929	DWS Municipal Income Trust			1,033
37,500	Eaton Vance California Municipal Bond Fund			348
90,000	Eaton Vance Municipal Bond Fund			963
40,000	Eaton Vance Municipal Income Trust			438
45,000	Invesco Quality Municipal Income Trust			459
134,249	Nuveen AMT-Free Quality Municipal Income Fund			1,577
65,000	Nuveen California Quality Municipal Income Fund			801
19,593	Nuveen Intermediate Duration Municipal Term Fund			255
125,500	Nuveen Municipal Credit Income Fund			1,576
60,377	Nuveen New York AMT-Free Quality Municipal Income Fund			667
132,044	Nuveen Quality Municipal Income Fund			1,648
70,688	Pioneer Municipal High Income Opportunities Fund, Inc.			856
47,478	Pioneer Municipal High Income Opportunities Fund, Inc.			414
5,999,822	State Street Institutional Treasury Plus Money Market Fund, Trust Class	1.40(a)		6,000
30,601	Western Asset Managed Municipals Fund, Inc.			323
	Total Investment Companies			22,789

	Total Investments (cost $92,632) — 98.80%			85,958
	Other assets in excess of liabilities — 1.20%			1,043
	Net Assets — 100.00%			$87,001

(a)	Annualized 7-day yield as of period-end.

AMT—Alternative Minimum Tax

GO—General Obligation

PSF-GTD—Public School Fund Guaranteed

SCH BD GTY—School Board Guaranty

SD CRED PROG—School District Credit Program

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond II Portfolio

Portfolio of Investments (concluded) — June 30, 2022

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2022.

The Intermediate Term Municipal Bond II Portfolio	Breckinridge Capital Advisors, Inc.	City of London Investment Management Company, Limited	HC Capital Solutions	Total
Municipal Bonds	72.61%	—	—	72.61%
Investment Companies	1.02%	19.30%	5.87%	26.19%
Other Assets (Liabilities)	0.88%	0.33%	-0.01%	1.20%
Total Net Assets	74.51%	19.63%	5.86%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities

As of June 30, 2022

(Amounts in thousands, except per share amounts)

	The Value Equity Portfolio	The Growth Equity Portfolio	The Institutional U.S. Equity Portfolio	The Small Capitalization– Mid Capitalization Equity Portfolio
ASSETS:
Investments in securities, at value(a)	$584,281	$701,639	$2,213,615	$69,156
Cash	61	—	14,091	81
Foreign currency, at value (Cost $0, $0, $2 and $0, respectively)	—	—	3	—
Receivable for portfolio shares issued	—	—	538	—
Receivable from investments sold	—	6,244	13,434	11,511
Cash held as collateral at broker for derivatives	281	886	29,243	243
Dividends and interest receivable	451	581	1,785	65
Foreign tax reclaims receivable	2	135	126	4
Prepaid expenses	14	20	28	7
Total assets	585,090	709,505	2,272,863	81,067
LIABILITIES:
Payable to Custodian	—	1,718	—	—
Payable for investments purchased	—	—	14,239	11,578
Payable for portfolio shares redeemed	—	20	—	—
Payable for collateral received on loaned securities	284	368	1,232	180
Variation margin payable on derivatives	41	172	4,233	27
Advisory fees payable	30	149	308	14
Management fees payable	25	30	95	3
Administrative services fees payable	25	29	84	8
Professional fees payable	74	89	291	9
Custodian fees payable	31	35	89	10
Other accrued expenses	15	19	52	3
Total liabilities	525	2,629	20,623	11,832
NET ASSETS	$584,565	$706,876	$2,252,240	$69,235
NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$23	$27	$151	$3
Additional paid-in capital	317,063	249,644	1,927,325	47,742
Total distributable earnings/(loss)	267,479	457,205	324,764	21,490
Net Assets	$584,565	$706,876	$2,252,240	$69,235
NET ASSETS:
HC Strategic Shares	$584,565	$706,876	$2,252,240	$69,235
Total	$584,565	$706,876	$2,252,240	$69,235
SHARES OF BENEFICIAL INTEREST OUTSTANDING (Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	23,034	27,149	150,841	2,616
Total	23,034	27,149	150,841	2,616
Net Asset Value, offering and redemption price per share:(b)
HC Strategic Shares	$25.38	$26.04	$14.93	$26.47

Investments in securities, at cost	$302,813	$261,255	$1,736,862	$44,036

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Includes securities on loan of $271, $354, $1,192 and $171, respectively.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities (continued)

As of June 30, 2022

(Amounts in thousands, except per share amounts)

	The ESG Growth Portfolio	The Catholic SRI Growth Portfolio	The International Equity Portfolio	The Institutional International Equity Portfolio
ASSETS:
Investments in securities, at value(a)	$142,834	$22,476	$523,979	$778,805
Cash	301	3	5,066	4,501
Foreign currency, at value (Cost $183, $27, $1,423 and $5,850, respectively)	180	26	1,746	5,876
Receivable for portfolio shares issued	—	—	58	379
Receivable from investments sold	—	—	—	50,624
Variation margin receivable on derivatives	—	—	22	137
Cash held as collateral at broker for derivatives	61	—	1,246	4,911
Dividends and interest receivable	116	24	857	1,580
Foreign tax reclaims receivable	263	40	4,200	6,025
Receivable from Adviser	—	12	—	—
Prepaid expenses	3	1	16	18
Total assets	143,758	22,582	537,190	852,856
LIABILITIES:
Written options, at fair value (Premiums received $0, $0, $482 and $2,994, respectively)	—	—	586	3,660
Payable for investments purchased	—	—	—	50,226
Payable for portfolio shares redeemed	—	—	31	—
Payable for collateral received on loaned securities	—	21	—	1,841
Variation margin payable on derivatives	3	—	92	289
Advisory fees payable	23	—	38	100
Management fees payable	6	2	23	34
Administrative services fees payable	16	10	34	43
Professional fees payable	33	17	84	126
Custodian fees payable	15	6	78	115
Other accrued expenses	2	1	16	23
Total liabilities	98	57	982	56,457
NET ASSETS	$143,660	$22,525	$536,208	$796,399
NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$12	$2	$53	$93
Additional paid-in capital	121,796	17,551	492,971	831,850
Total distributable earnings/(loss)	21,852	4,972	43,184	(35,544)
Net Assets	$143,660	$22,525	$536,208	$796,399
NET ASSETS:
HC Strategic Shares	$143,660	$22,525	$536,208	$796,399
Total	$143,660	$22,525	$536,208	$796,399
SHARES OF BENEFICIAL INTEREST OUTSTANDING (Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	12,139	2,474	52,615	93,462
Total	12,139	2,474	52,615	93,462
Net Asset Value, offering and redemption price per share:(b)
HC Strategic Shares	$11.83	$9.10	$10.19	$8.52

Investments in securities, at cost	$119,843	$17,167	$382,063	$741,655

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Includes securities on loan of $0, $20, $0 and $6,303, respectively.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities (continued)

As of June 30, 2022

(Amounts in thousands, except per share amounts)

	The Emerging Markets Portfolio	The Core Fixed Income Portfolio	The Corporate Opportunities Portfolio
ASSETS:
Investments in securities, at value(a)	$641,420	$58,314	$252,372
Cash	66,083	41	607
Foreign currency, at value (Cost $948, $0 and $0, respectively)	956	—	—
Swap agreements, at value	4,862	—	—
Receivable for portfolio shares issued	29	—	—
Receivable from investments sold	103	519	—
Receivable for closed swap positions	441	—	—
Variation margin receivable on derivatives	32	—	941
Cash held as collateral at broker for derivatives	3,590	—	7,530
Dividends and interest receivable	3,647	368	230
Foreign tax reclaims receivable	51	—	—
TBA sale commitments receivable	—	206	—
Prepaid expenses	17	5	8
Total assets	721,231	59,453	261,688
LIABILITIES:
Written options, at fair value (Premiums received $626, $0 and $0, respectively)	760	—	—
Swap agreements, at value	561	—	—
Payable for investments purchased	—	641	—
Payable for portfolio shares redeemed	58	6	537
Payable for collateral received on loaned securities	99	—	1,177
Variation margin payable on derivatives	346	—	800
Accrued foreign capital gains tax	2,259	—	—
TBA sale commitments, at fair value	—	46	—
TBA sale commitments payable	—	1,237	—
Advisory fees payable	125	3	12
Management fees payable	30	2	10
Administrative services fees payable	38	10	13
Professional fees payable	114	7	32
Custodian fees payable	423	6	14
Other accrued expenses	19	1	6
Total liabilities	4,832	1,959	2,601
NET ASSETS	$716,399	$57,494	$259,087
NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$42	$7	$39
Additional paid-in capital	771,990	63,241	288,943
Total distributable earnings/(loss)	(55,633)	(5,754)	(29,895)
Net Assets	$716,399	$57,494	$259,087
NET ASSETS:
HC Strategic Shares	$716,399	$57,494	$259,087
Total	$716,399	$57,494	$259,087
SHARES OF BENEFICIAL INTEREST OUTSTANDING (Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	41,595	6,518	38,827
Total	41,595	6,518	38,827
Net Asset Value, offering and redemption price per share:(b)
HC Strategic Shares	$17.22	$8.82	$6.67

Investments in securities, at cost	$619,213	$63,569	$252,474

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Includes securities on loan of $610, $0 and $0, respectively.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities (continued)

As of June 30, 2022

(Amounts in thousands, except per share amounts)

	The U.S. Government Fixed Income Securities Portfolio	The U.S. Corporate Fixed Income Securities Portfolio	The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio
ASSETS:
Investments in securities, at value(a)	$626,891	$255,837	$230,996
Cash	1,181	—	—
Receivable for portfolio shares issued	—	10	—
Receivable from investments sold	6,319	1,756	—
Dividends and interest receivable	2,030	2,410	458
TBA sale commitments receivable	—	—	2,531
Receivable from Specialist Manager	17	—	—
Prepaid expenses	9	11	10
Total assets	636,447	260,024	233,995
LIABILITIES:
Payable to Custodian	—	9	—
Distributions payable	539	194	123
Payable for investments purchased	7,143	1,583	1,502
Payable for portfolio shares redeemed	118	55	39
Payable for collateral received on loaned securities	—	396	—
TBA sale commitments, at fair value	—	—	102
TBA sale commitments payable	—	—	18,899
Advisory fees payable	24	15	10
Management fees payable	25	10	9
Administrative services fees payable	26	14	17
Professional fees payable	83	32	25
Custodian fees payable	10	11	11
Other accrued expenses	11	6	5
Total liabilities	7,979	2,325	20,742
NET ASSETS	$628,468	$257,699	$213,253
NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$71	$29	$25
Additional paid-in capital	654,259	286,658	245,192
Total distributable earnings/(loss)	(25,862)	(28,988)	(31,964)
Net Assets	$628,468	$257,699	$213,253
NET ASSETS:
HC Strategic Shares	$628,468	$257,699	$213,253
Total	$628,468	$257,699	$213,253
SHARES OF BENEFICIAL INTEREST OUTSTANDING (Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	70,930	29,309	24,857
Total	70,930	29,309	24,857
Net Asset Value, offering and redemption price per share:(b)
HC Strategic Shares	$8.86	$8.79	$8.58

Investments in securities, at cost	$650,946	$284,419	$246,643

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Includes securities on loan of $0, $386 and $0, respectively.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities (concluded)

As of June 30, 2022

(Amounts in thousands, except per share amounts)

	The Short-Term Municipal Bond Portfolio	The Intermediate Term Municipal Bond Portfolio	The Intermediate Term Municipal Bond II Portfolio
ASSETS:
Investments in securities, at value	$138,473	$367,166	$85,958
Cash	—	2,126	248
Receivable for portfolio shares issued	2	88	24
Dividends and interest receivable	1,625	3,944	841
Prepaid expenses	10	10	6
Total assets	140,110	373,334	87,077
LIABILITIES:
Distributions payable	12	43	13
Payable for investments purchased	—	1,539	—
Payable for portfolio shares redeemed	24	100	25
Advisory fees payable	14	454	10
Management fees payable	6	15	4
Administrative services fees payable	9	17	8
Professional fees payable	16	45	10
Custodian fees payable	5	14	5
Other accrued expenses	4	9	1
Total liabilities	90	2,236	76
NET ASSETS	$140,020	$371,098	$87,001
NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$15	$39	$9
Additional paid-in capital	144,040	386,649	93,832
Total distributable earnings/(loss)	(4,035)	(15,590)	(6,840)
Net Assets	$140,020	$371,098	$87,001
NET ASSETS:
HC Strategic Shares	$140,020	$371,098	$87,001
Total	$140,020	$371,098	$87,001
SHARES OF BENEFICIAL INTEREST OUTSTANDING (Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	14,583	38,554	9,306
Total	14,583	38,554	9,306
Net Asset Value, offering and redemption price per share:(a)
HC Strategic Shares	$9.60	$9.63	$9.35

Investments in securities, at cost	$141,613	$382,121	$92,632

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations

For the Year Ended June 30, 2022

(Amounts in thousands)

	The Value Equity Portfolio	The Growth Equity Portfolio	The Institutional U.S. Equity Portfolio	The Small Capitalization– Mid Capitalization Equity Portfolio
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $0, $12, $186 and $2, respectively)	$9,740	$10,076	$25,640	$746
Income from securities lending, net	5	18	35	10
Total Investment Income	9,745	10,094	25,675	756
EXPENSES:
Advisory fees	604	1,206	3,722	218
Management fees	349	451	1,215	44
Administrative services fees	283	354	933	63
Professional fees	105	130	367	68
Transfer agent fees	19	24	60	2
Compliance service fees	16	21	52	2
Custodian fees	67	102	186	21
Registration and filing fees	21	21	22	19
Trustee fees	48	62	157	6
Other	55	71	186	9
Total expenses before expenses paid indirectly	1,567	2,442	6,900	452
Less: Expenses paid indirectly	—	(2)	(8)	(2)
Net Expenses	1,567	2,440	6,892	450
Net Investment Income	8,178	7,654	18,783	306
NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment in securities and foreign currency translations	(604)	42,250	79,477	107
Net realized gains/(losses) from futures transactions	(322)	(466)	(57,098)	(1,176)
Net realized gains/(losses) from written options transactions	2,176	2,937	24,313	—
Net realized gains/(losses) from investments	1,250	44,721	46,692	(1,069)
Change in unrealized appreciation/(depreciation) on investment transactions and foreign currency translations	(97,124)	(185,609)	(448,907)	(19,849)
Change in unrealized appreciation/(depreciation) on futures	17	(336)	(348)	(122)
Change in unrealized appreciation/(depreciation) on written options	(317)	(407)	(3,177)	—
Change in unrealized appreciation/(depreciation) on investments	(97,424)	(186,352)	(452,432)	(19,971)
Net realized/unrealized gains/(losses) from investments	(96,174)	(141,631)	(405,740)	(21,040)
Change in net assets resulting from operations	$(87,996)	$(133,977)	$(386,957)	$(20,734)

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations (continued)

For the Year Ended June 30, 2022

(Amounts in thousands)

	The ESG Growth Portfolio	The Catholic SRI Growth Portfolio	The International Equity Portfolio	The Institutional International Equity Portfolio
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $195, $45, $1,725 and $3,175, respectively)	$2,990	$523	$22,180	$29,541
Non-cash dividends	—	29	1,594	1,759
Income from securities lending, net	—	2	1	223
Total Investment Income	2,990	554	23,775	31,523
EXPENSES:
Advisory fees	331	30	603	1,309
Management fees	85	15	344	559
Administrative services fees	120	64	309	466
Professional fees	54	30	188	241
Transfer agent fees	5	1	18	28
Compliance service fees	4	1	15	24
Custodian fees	37	16	160	233
Registration and filing fees	3	3	21	16
Trustee fees	13	2	45	70
Other	19	4	54	88
Total expenses before waivers and/or reimbursements	671	166	1,757	3,034
Less: Expenses waived and/or reimbursed by Adviser	—	(74)	—	—
Net Expenses	671	92	1,757	3,034
Net Investment Income	2,319	462	22,018	28,489
NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment in securities and foreign currency translations	1,231	93	(6,932)	(3,463)
Net realized gains/(losses) from futures transactions	(333)	—	(3,324)	(16,498)
Net realized gains/(losses) from written options transactions	—	—	1,910	10,126
Net realized gains/(losses) from investments	898	93	(8,346)	(9,835)
Change in unrealized appreciation/(depreciation) on investment transactions and foreign currency translations	(28,372)	(5,203)	(120,717)	(216,529)
Change in unrealized appreciation/(depreciation) on futures	3	—	342	5,436
Change in unrealized appreciation/(depreciation) on written options	—	—	(403)	(2,092)
Change in unrealized appreciation/(depreciation) on investments	(28,369)	(5,203)	(120,778)	(213,185)
Net realized/unrealized gains/(losses) from investments	(27,471)	(5,110)	(129,124)	(223,020)
Change in net assets resulting from operations	$(25,152)	$(4,648)	$(107,106)	$(194,531)

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations (continued)

For the Year Ended June 30, 2022

(Amounts in thousands)

	The Emerging Markets Portfolio	The Core Fixed Income Portfolio	The Corporate Opportunities Portfolio
INVESTMENT INCOME:
Interest	$—	$1,380	$988
Dividends (net of foreign withholding tax of $3,411, $0 and $0, respectively)	18,470	8	410
Non-cash dividends	1,931	—	—
Income from securities lending, net	69	—	9
Total Investment Income	20,470	1,388	1,407
EXPENSES:
Advisory fees	2,231	42	186
Management fees	425	31	147
Administrative services fees	369	95	126
Professional fees	195	11	44
Transfer agent fees	24	2	7
Compliance service fees	21	2	6
Custodian fees	965	16	32
Registration and filing fees	13	15	16
Trustee fees	61	4	19
Other	70	7	24
Total expenses before waivers	4,374	225	607
Less: Expenses waived by Specialist Manager	(492)	—	—
Net Expenses	3,882	225	607
Net Investment Income	16,588	1,163	800
NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment in securities and foreign currency translations	19,840	(222)	(10)
Net realized gains/(losses) from futures transactions	(15,658)	—	(21,301)
Net realized gains/(losses) from written options transactions	2,476	—	—
Net realized gains/(losses) from swap transactions	(12,703)	—	—
Net realized gains/(losses) from investments	(6,045)	(222)	(21,311)
Change in unrealized appreciation/(depreciation) on investment transactions and foreign currency translations (net of deferred foreign tax)	(240,393)	(8,166)	(41)
Change in unrealized appreciation/(depreciation) on futures	239	—	(2,007)
Change in unrealized appreciation/(depreciation) on written options	(519)	—	—
Change in unrealized appreciation/(depreciation) on swaps	2,722	—	—
Change in unrealized appreciation/(depreciation) on investments	(237,951)	(8,166)	(2,048)
Net realized/unrealized gains/(losses) from investments	(243,996)	(8,388)	(23,359)
Change in net assets resulting from operations	$(227,408)	$(7,225)	$(22,559)

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations (continued)

For the Year Ended June 30, 2022

(Amounts in thousands)

	The U.S. Government Fixed Income Securities Portfolio	The U.S. Corporate Fixed Income Securities Portfolio	The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio
INVESTMENT INCOME:
Interest	$5,011	$7,826	$3,215
Dividends	1,279	53	75
Total Investment Income	6,290	7,879	3,290
EXPENSES:
Advisory fees	171	191	119
Management fees	146	139	111
Administrative services fees	135	126	163
Professional fees	90	41	37
Transfer agent fees	7	6	6
Compliance service fees	6	6	5
Custodian fees	22	22	26
Registration and filing fees	14	12	11
Trustee fees	19	17	16
Other	27	21	20
Net Expenses	637	581	514
Net Investment Income	5,653	7,298	2,776
NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment in securities	(945)	831	(2,775)
Change in unrealized appreciation/(depreciation) on investments	(35,660)	(43,676)	(19,523)
Net realized/unrealized gains/(losses) from investments	(36,605)	(42,845)	(22,298)
Change in net assets resulting from operations	$(30,952)	$(35,547)	$(19,522)

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations (concluded)

For the Year Ended June 30, 2022

(Amounts in thousands)

	The Short-Term Municipal Bond Portfolio	The Intermediate Term Municipal Bond Portfolio	The Intermediate Term Municipal Bond II Portfolio
INVESTMENT INCOME:
Interest	$1,591	$7,060	$1,224
Dividends	5	15	878
Total Investment Income	1,596	7,075	2,102
EXPENSES:
Advisory fees	182	618	169
Management fees	73	190	45
Administrative services fees	77	168	56
Professional fees	25	65	16
Transfer agent fees	4	10	2
Compliance service fees	3	9	2
Custodian fees	13	33	12
Registration and filing fees	12	17	17
Trustee fees	10	27	6
Other	13	34	10
Net Expenses	412	1,171	335
Net Investment Income	1,184	5,904	1,767
NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment in securities	(908)	(360)	18
Change in unrealized appreciation/(depreciation) on investments	(4,969)	(28,652)	(10,629)
Net realized/unrealized gains/(losses) from investments	(5,877)	(29,012)	(10,611)
Change in net assets resulting from operations	$(4,693)	$(23,108)	$(8,844)

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets

(Amounts in thousands)

	The Value Equity Portfolio		The Growth Equity Portfolio		The Institutional U.S. Equity Portfolio
	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
Operations:
Net investment income	$8,178	$7,443	$7,654	$7,103	$18,783	$22,894
Net realized gains/(losses) from investments	1,250	10,126	44,721	67,703	46,692	540,124
Change in unrealized appreciation/(depreciation) from investments	(97,424)	196,223	(186,352)	202,627	(452,432)	374,176
Change in net assets resulting from operations	(87,996)	213,792	(133,977)	277,433	(386,957)	937,194
Distributions to Shareholders:
HC Strategic Shares	(11,621)	(7,690)	(80,181)	(50,849)	(571,108)	(162,524)
Change in net assets resulting from distributions	(11,621)	(7,690)	(80,181)	(50,849)	(571,108)	(162,524)
HC Strategic Shares
Proceeds from shares issued	2,231	9,282	64	1,184	584,570	131,407
Proceeds from reinvestment of dividends	9,278	5,906	55,608	41,703	559,905	153,985
Cost of shares redeemed	(24,444)	(62,499)	(68,036)	(72,913)	(368,288)	(1,350,335)
Change in net assets from HC Strategic Shares of beneficial interest	(12,935)	(47,311)	(12,364)	(30,026)	776,187	(1,064,943)
Change in net assets from shares of beneficial interest	(12,935)	(47,311)	(12,364)	(30,026)	776,187	(1,064,943)
Change in net assets	(112,552)	158,791	(226,522)	196,558	(181,878)	(290,273)
Net Assets:
Beginning of period	697,117	538,326	933,398	736,840	2,434,118	2,724,391
End of period	$584,565	$697,117	$706,876	$933,398	$2,252,240	$2,434,118
Share Transactions:
HC Strategic Shares
Issued	74	364	2	40	32,615	6,446
Reinvested	311	228	1,664	1,425	29,824	7,853
Redeemed	(821)	(2,480)	(2,073)	(2,423)	(18,025)	(67,025)
Change in HC Strategic Shares	(436)	(1,888)	(407)	(958)	44,414	(52,726)
Total change in shares	(436)	(1,888)	(407)	(958)	44,414	(52,726)

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The Small Capitalization- Mid Capitalization Equity Portfolio		The ESG Growth Portfolio		The Catholic SRI Growth Portfolio
	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
Operations:
Net investment income	$306	$216	$2,319	$1,982	$462	$749
Net realized gains/(losses) from investments	(1,069)	10,290	898	5,137	93	10,533
Change in unrealized appreciation/(depreciation) from investments	(19,971)	27,043	(28,369)	43,355	(5,203)	7,136
Change in net assets resulting from operations	(20,734)	37,549	(25,152)	50,474	(4,648)	18,418
Distributions to Shareholders:
HC Strategic Shares	(6,549)	(298)	(8,113)	(3,686)	(10,591)	(786)
Change in net assets resulting from distributions	(6,549)	(298)	(8,113)	(3,686)	(10,591)	(786)
HC Strategic Shares
Proceeds from shares issued	268	408	1,326	1,079	4,672	16,924
Proceeds from reinvestment of dividends	4,510	229	5,772	1,841	10,591	701
Cost of shares redeemed	(6,077)	(8,598)	(665)	(11,668)	(6,411)	(59,428)
Change in net assets from HC Strategic Shares of beneficial interest	(1,299)	(7,961)	6,433	(8,748)	8,852	(41,803)
Change in net assets from shares of beneficial interest	(1,299)	(7,961)	6,433	(8,748)	8,852	(41,803)
Change in net assets	(28,582)	29,290	(26,832)	38,040	(6,387)	(24,171)
Net Assets:
Beginning of period	97,817	68,527	170,492	132,452	28,912	53,083
End of period	$69,235	$97,817	$143,660	$170,492	$22,525	$28,912
Share Transactions:
HC Strategic Shares
Issued	7	13	89	79	346	1,191
Reinvested	135	7	395	145	921	50
Redeemed	(180)	(307)	(55)	(873)	(585)	(4,012)
Change in HC Strategic Shares	(38)	(287)	429	(649)	682	(2,771)
Total change in shares	(38)	(287)	429	(649)	682	(2,771)

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The International Equity Portfolio		The Institutional International Equity Portfolio		The Emerging Markets Portfolio
	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
Operations:
Net investment income	$22,018	$16,732	$28,489	$21,924	$16,588	$11,570
Net realized gains/(losses) from investments	(8,346)	2,131	(9,835)	129,620	(6,045)	98,589
Change in unrealized appreciation/(depreciation) from investments	(120,778)	164,837	(213,185)	222,150	(237,951)	200,638
Change in net assets resulting from operations	(107,106)	183,700	(194,531)	373,694	(227,408)	310,797
Distributions to Shareholders:
HC Strategic Shares	(24,441)	(16,434)	(117,066)	(24,462)	(17,632)	(10,399)
Change in net assets resulting from distributions	(24,441)	(16,434)	(117,066)	(24,462)	(17,632)	(10,399)
HC Strategic Shares
Proceeds from shares issued	19,127	19,548	166,148	222,127	86,489	54,866
Proceeds from reinvestment of dividends	16,914	11,506	105,685	20,222	14,462	8,499
Cost of shares redeemed	(88,267)	(83,436)	(392,253)	(703,421)	(103,185)	(341,261)
Change in net assets from HC Strategic Shares of beneficial interest	(52,226)	(52,382)	(120,420)	(461,072)	(2,234)	(277,896)
Change in net assets from shares of beneficial interest	(52,226)	(52,382)	(120,420)	(461,072)	(2,234)	(277,896)
Change in net assets	(183,773)	114,884	(432,017)	(111,840)	(247,274)	22,502
Net Assets:
Beginning of period	719,981	605,097	1,228,416	1,340,256	963,673	941,171
End of period	$536,208	$719,981	$796,399	$1,228,416	$716,399	$963,673
Share Transactions:
HC Strategic Shares
Issued	1,547	1,648	15,803	20,995	4,314	2,536
Reinvested	1,510	900	10,100	1,833	703	398
Redeemed	(7,578)	(7,495)	(38,245)	(68,424)	(5,148)	(16,704)
Change in HC Strategic Shares	(4,521)	(4,947)	(12,342)	(45,596)	(131)	(13,770)
Total change in shares	(4,521)	(4,947)	(12,342)	(45,596)	(131)	(13,770)

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The Core Fixed Income Portfolio		The Corporate Opportunities Portfolio		The U.S. Government Fixed Income Securities Portfolio
	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
Operations:
Net investment income	$1,163	$1,166	$800	$417	$5,653	$4,183
Net realized gains/(losses) from investments, futures	(222)	1,033	(21,311)	49,300	(945)	2,042
Change in unrealized appreciation/(depreciation) from investments, futures	(8,166)	(2,199)	(2,048)	(4,186)	(35,660)	(15,905)
Change in net assets resulting from operations	(7,225)	—	(22,559)	45,531	(30,952)	(9,680)
Distributions to Shareholders:
HC Strategic Shares	(1,826)	(2,157)	(30,837)	(394)	(6,950)	(14,456)
Change in net assets resulting from distributions	(1,826)	(2,157)	(30,837)	(394)	(6,950)	(14,456)
HC Strategic Shares
Proceeds from shares issued	9,101	11,596	14,541	19,366	469,627	97,804
Proceeds from reinvestment of dividends	1,823	2,150	30,098	384	5,369	12,543
Cost of shares redeemed	(10,609)	(11,637)	(39,499)	(194,401)	(65,092)	(135,434)
Change in net assets from HC Strategic Shares of beneficial interest	315	2,109	5,140	(174,651)	409,904	(25,087)
Change in net assets from shares of beneficial interest	315	2,109	5,140	(174,651)	409,904	(25,087)
Change in net assets	(8,736)	(48)	(48,256)	(129,514)	372,002	(49,223)
Net Assets:
Beginning of period	66,230	66,278	307,343	436,857	256,466	305,689
End of period	$57,494	$66,230	$259,087	$307,343	$628,468	$256,466
Share Transactions:
HC Strategic Shares
Issued	967	1,112	1,898	2,543	51,491	9,307
Reinvested	186	205	4,048	49	566	1,211
Redeemed	(1,087)	(1,125)	(5,194)	(25,675)	(6,802)	(13,081)
Change in HC Strategic Shares	66	192	752	(23,083)	45,255	(2,563)
Total change in shares	66	192	752	(23,083)	45,255	(2,563)

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The U.S. Corporate Fixed Income Securities Portfolio		The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio		The Short-Term Municipal Bond Portfolio
	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
Operations:
Net investment income	$7,298	$8,470	$2,776	$2,189	$1,184	$1,351
Net realized gains/(losses) from investments	831	14,928	(2,775)	169	(908)	34
Change in unrealized appreciation/(depreciation) from investments	(43,676)	(13,313)	(19,523)	(3,606)	(4,969)	(757)
Change in net assets resulting from operations	(35,547)	10,085	(19,522)	(1,248)	(4,693)	628
Distributions to Shareholders:
HC Strategic Shares	(18,127)	(17,792)	(4,043)	(4,683)	(1,233)	(1,347)
Change in net assets resulting from distributions	(18,127)	(17,792)	(4,043)	(4,683)	(1,233)	(1,347)
HC Strategic Shares
Proceeds from shares issued	70,919	73,540	52,915	68,718	33,267	33,793
Proceeds from reinvestment of dividends	15,848	14,345	2,835	3,353	1,138	1,287
Cost of shares redeemed	(45,829)	(157,396)	(33,966)	(100,615)	(38,943)	(18,942)
Change in net assets from HC Strategic Shares of beneficial interest	40,938	(69,511)	21,784	(28,544)	(4,538)	16,138
Change in net assets from shares of beneficial interest	40,938	(69,511)	21,784	(28,544)	(4,538)	16,138
Change in net assets	(12,736)	(77,218)	(1,781)	(34,475)	(10,464)	15,419
Net Assets:
Beginning of period	270,435	347,653	215,034	249,509	150,484	135,065
End of period	$257,699	$270,435	$213,253	$215,034	$140,020	$150,484
Share Transactions:
HC Strategic Shares
Issued	7,142	6,748	5,788	7,068	3,391	3,362
Reinvested	1,575	1,321	309	346	116	128
Redeemed	(4,787)	(14,519)	(3,767)	(10,341)	(3,962)	(1,888)
Change in HC Strategic Shares	3,930	(6,450)	2,330	(2,927)	(455)	1,602
Total change in shares	3,930	(6,450)	2,330	(2,927)	(455)	1,602

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (concluded)

(Amounts in thousands)

	The Intermediate Term Municipal Bond Portfolio		The Intermediate Term Municipal Bond II Portfolio
	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
Operations:
Net investment income	$5,904	$6,447	$1,767	$1,519
Net realized gains/(losses) from investments	(360)	1,318	18	876
Change in unrealized appreciation/(depreciation) from investments	(28,652)	2,874	(10,629)	48
Change in net assets resulting from operations	(23,108)	10,639	(8,844)	2,443
Distributions to Shareholders:
HC Strategic Shares	(6,487)	(6,817)	(2,832)	(1,640)
Change in net assets resulting from distributions	(6,487)	(6,817)	(2,832)	(1,640)
HC Strategic Shares
Proceeds from shares issued	28,024	28,827	13,703	14,381
Proceeds from reinvestment of dividends	6,058	6,485	2,658	1,552
Cost of shares redeemed	(21,462)	(42,369)	(7,422)	(6,984)
Change in net assets from HC Strategic Shares of beneficial interest	12,620	(7,057)	8,939	8,949
Change in net assets from shares of beneficial interest	12,620	(7,057)	8,939	8,949
Change in net assets	(16,975)	(3,235)	(2,737)	9,752
Net Assets:
Beginning of period	388,073	391,308	89,738	79,986
End of period	$371,098	$388,073	$87,001	$89,738
Share Transactions:
HC Strategic Shares
Issued	2,830	2,765	1,358	1,358
Reinvested	600	623	260	147
Redeemed	(2,128)	(4,065)	(742)	(661)
Change in HC Strategic Shares	1,302	(677)	876	844
Total change in shares	1,302	(677)	876	844

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Distributions to Shareholders:						Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The Value Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2022	$29.70	$0.35	(d)	$(4.17)	$(3.82)	$(0.34)	$(0.16)	$(0.50)	$25.38	(13.10)%	$584,565	0.22%	0.22%	1.17%	8%
Year Ended June 30, 2021	21.23	0.31	(d)	8.48	8.79	(0.32)	—	(0.32)	29.70	41.63%	697,117	0.22%	0.22%	1.20%	6%
Year Ended June 30, 2020	20.21	0.35	(d)	1.03	1.38	(0.35)	(0.01)	(0.36)	21.23	6.89%	538,326	0.22%	0.22%	1.68%	19%
Year Ended June 30, 2019	19.95	0.40	(d)	1.34	1.74	(0.41)	(1.07)	(1.48)	20.21	9.78%	583,757	0.21%	0.21%	2.05%	74%
Year Ended June 30, 2018	19.53	0.42		1.36	1.78	(0.44)	(0.92)	(1.36)	19.95	9.11%	599,457	0.27%	0.26%	2.10%	59%
HC Advisors Shares
Period Ended June 30, 2019(e)	$19.95	$0.46	(d)	$1.26	$1.72	$(0.33)	$(1.07)	$(1.40)	$20.27	9.69%	$—	0.46%	0.21%	2.29%	74%
Year Ended June 30, 2018	19.52	0.43		1.36	1.79	(0.44)	(0.92)	(1.36)	19.95	9.17%	675	0.52%	0.26%	2.08%	59%
The Growth Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2022	$33.87	$0.28	(d)	$(5.17)	$(4.89)	$(0.28)	$(2.66)	$(2.94)	$26.04	(16.30)%	$706,876	0.27%	0.27%	0.85%	12%
Year Ended June 30, 2021	25.84	0.25	(d)	9.63	9.88	(0.26)	(1.59)	(1.85)	33.87	39.43%	933,398	0.27%	0.27%	0.84%	15%
Year Ended June 30, 2020	24.52	0.31	(d)	2.37	2.68	(0.33)	(1.03)	(1.36)	25.84	11.17%	736,840	0.26%	0.26%	1.26%	37%
Year Ended June 30, 2019	23.54	0.30	(d)	2.30	2.60	(0.30)	(1.32)	(1.62)	24.52	12.22%	802,838	0.25%	0.25%	1.28%	41%
Year Ended June 30, 2018	20.90	0.22		3.70	3.92	(0.22)	(1.06)	(1.28)	23.54	19.12%	808,868	0.30%	0.29%	0.96%	40%
HC Advisors Shares
Period Ended June 30, 2019(e)	$23.50	$0.28	(d)	$2.00	$2.28	$(0.23)	$(1.32)	$(1.55)	$24.23	10.77%	$—	0.51%	0.26%	1.19%	41%
Year Ended June 30, 2018	20.86	0.22		3.70	3.92	(0.22)	(1.06)	(1.28)	23.50	19.16%	922	0.55%	0.29%	0.94%	40%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Per share amounts are based on average shares outstanding.
(e)	HC Advisors Shares are still offered, but were fully redeemed on May 1, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

			Change in Net Assets Resulting From Operations:				Distributions to Shareholders:							Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period		Net Investment Income/ (Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period		Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The Institutional U.S. Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2022	$22.87		$0.15	(d)	$(2.54)	$(2.39)	$(0.16)	$(5.39)	$(5.55)	$14.93		(15.30)%	$2,252,240	0.28%	0.28%	0.77%	43%
Year Ended June 30, 2021	17.12		0.17	(d)	6.79	6.96	(0.18)	(1.03)	(1.21)	22.87		41.89%	2,434,118	0.28%	0.28%	0.87%	29%
Year Ended June 30, 2020	18.53		0.23	(d)	1.98	2.21	(0.21)	(3.41)	(3.62)	17.12		12.71%	2,724,391	0.24%	0.24%	1.36%	74%
Year Ended June 30, 2019	18.25		0.24	(d)	1.59	1.83	(0.24)	(1.31)	(1.55)	18.53		11.46%	1,535,959	0.23%	0.23%	1.31%	70%
Year Ended June 30, 2018	16.10		0.18		2.82	3.00	(0.18)	(0.67)	(0.85)	18.25		18.97%	1,187,715	0.28%	0.28%	1.04%	43%
HC Advisors Shares
Period Ended June 30, 2019(e)	$18.25		$0.25	(d)	$0.72	$0.97	$(0.19)	$(1.31)	$(1.50)	$17.72		6.27%	$—	0.48%	0.23%	1.36%	70%
Year Ended June 30, 2018	16.10		0.20		2.80	3.00	(0.18)	(0.67)	(0.85)	18.25		18.97%	1,026	0.53%	0.28%	1.00%	43%
The Small Capitalization-Mid Capitalization Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2022	$36.85	(f)	$0.12	(d)	$(8.01)	$(7.89)	$(0.12)	$(2.37)	$(2.49)	$26.47		(22.74)%	$69,235	0.51%	0.51%	0.35%	64%
Year Ended June 30, 2021	23.30		0.08	(d)	13.58	13.66	(0.11)	—	(0.11)	36.85	(f)	58.67%	97,817	0.49%	0.49%	0.25%	32%
Year Ended June 30, 2020	26.25		0.15	(d)	(1.82)	(1.67)	(0.18)	(1.10)	(1.28)	23.30		(6.83)%	68,527	0.53%	0.52%	0.64%	87%
Year Ended June 30, 2019	29.52		0.10	(d)	(0.77)	(0.67)	(0.13)	(2.47)	(2.60)	26.25		(0.81)%	95,614	0.68%	0.67%	0.36%	79%
Year Ended June 30, 2018	25.23		0.10		4.29	4.39	(0.10)	—	(0.10)	29.52		17.42%	110,489	0.77%	0.76%	0.37%	62%
HC Advisors Shares
Period Ended June 30, 2019(g)	$29.49		$0.08	(d)	$(0.97)	$(0.89)	$(0.10)	$(2.47)	$(2.57)	$26.03		(1.62)%	$—	0.93%	0.66%	0.27%	79%
Year Ended June 30, 2018	25.21		0.10		4.28	4.38	(0.10)	—	(0.10)	29.49		17.40%	121	1.02%	0.76%	0.36%	62%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Per share amounts are based on average shares outstanding.
(e)	HC Advisors Shares are still offered, but were fully redeemed on May 13, 2019.
(f)

The net asset value per share (“NAV”) for financial reporting purposes differs from the NAV reported due to adjustments made in accordance with accounting principles generally accepted in United States of America.

(g)	HC Advisors Shares are still offered, but were fully redeemed on May 1, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Distributions to Shareholders:						Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The ESG Growth Portfolio
HC Strategic Shares
Year Ended June 30, 2022	$14.56	$0.19	(d)	$(2.23)	$(2.04)	$(0.21)	$(0.48)	$(0.69)	$11.83	(14.80)%	$143,660	0.39%	0.39%	1.36%	10%
Year Ended June 30, 2021	10.72	0.16	(d)	3.98	4.14	(0.17)	(0.13)	(0.30)	14.56	39.02%	170,492	0.36%	0.36%	1.28%	8%
Year Ended June 30, 2020	10.92	0.18	(d)	0.32	0.50	(0.19)	(0.51)	(0.70)	10.72	4.49%	132,452	0.36%	0.34%	1.66%	31%
Year Ended June 30, 2019	11.42	0.28	(d)	(0.10)	0.18	(0.30)	(0.38)	(0.68)	10.92	2.06%	148,978	0.34%	0.34%	2.52%	172%
Year Ended June 30, 2018	10.65	0.30		0.78	1.08	(0.31)	—	(0.31)	11.42	10.16%	166,523	0.29%	0.29%	2.69%	16%
HC Advisors Shares
Period Ended June 30, 2019(e)	$11.41	$0.28	(d)	$(0.29)	$(0.01)	$(0.21)	$(0.38)	$(0.59)	$10.81	0.32%	$—	0.60%	0.35%	2.56%	172%
Year Ended June 30, 2018	10.64	0.30		0.78	1.08	(0.31)	—	(0.31)	11.41	10.17%	1	0.54%	0.29%	2.67%	16%
The Catholic SRI Growth Portfolio
HC Strategic Shares
Year Ended June 30, 2022	$16.13	$0.20	(d)	$(1.74)	$(1.54)	$(0.24)	$(5.25)	$(5.49)	$9.10	(16.17)%	$22,525	0.56%	0.31%	1.56%	25%
Year Ended June 30, 2021	11.63	0.19	(d)	4.55	4.74	(0.24)	—	(0.24)	16.13	41.00%	28,912	0.38%	0.31%	1.38%	42%
Year Ended June 30, 2020	11.84	0.21	(d)	0.13	0.34	(0.20)	(0.35)	(0.55)	11.63	2.72%	53,083	0.42%	0.31%	1.80%	14%
Year Ended June 30, 2019	12.71	0.31	(d)	(0.14)	0.17	(0.31)	(0.73)	(1.04)	11.84	2.16%	51,401	0.41%	0.31%	2.60%	180%
Year Ended June 30, 2018	12.02	0.34		1.00	1.34	(0.34)	(0.31)	(0.65)	12.71	11.23%	29,413	0.37%	0.31%	2.65%	17%
HC Advisors Shares
Period Ended June 30, 2019(e)	$12.72	$0.31	(d)	$(0.39)	$(0.08)	$(0.20)	$(0.73)	$(0.93)	$11.71	0.07%	$—	0.66%	0.31%	2.60%	180%
Year Ended June 30, 2018	12.03	0.35		0.99	1.34	(0.34)	(0.31)	(0.65)	12.72	11.22%	1	0.62%	0.31%	2.72%	17%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Per share amounts are based on average shares outstanding.
(e)	HC Advisors Shares are still offered, but were fully redeemed on June 14, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Distributions to Shareholders:							Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period		Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)*	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)*	Ratio of Net Investment Income/ (Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The International Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2022	$12.60	$0.39	(d)	$(2.35)	$(1.96)	$(0.45)	$—	$(0.45)	$10.19		(15.85)%	$536,208	0.26%	0.26%	3.20%	19%
Year Ended June 30, 2021	9.75	0.29	(d)	2.85	3.14	(0.29)	—	(0.29)	12.60		32.16%	719,981	0.25%	0.25%	2.51%	23%
Year Ended June 30, 2020	10.37	0.19	(d)	(0.58)	(0.39)	(0.23)	—	(0.23)	9.75		(3.82)%	605,097	0.41%	0.41%	1.88%	95%
Year Ended June 30, 2019	10.74	0.34	(d)	(0.32)	0.02	(0.39)	—	(0.39)	10.37		0.24%	911,059	0.47%	0.47%	3.28%	55%
Year Ended June 30, 2018	10.48	0.33		0.26	0.59	(0.33)	—	(0.33)	10.74		5.60%	1,213,191	0.44%	0.44%	2.88%	30%
HC Advisors Shares
Period Ended June 30, 2019(e)	$10.75	$0.20	(d)	$(0.17)	$0.03	$(0.03)	$—	$(0.03)	$10.75		0.31%	$—	0.72%	0.46%	1.95%	55%
Year Ended June 30, 2018	10.49	0.38		0.21	0.59	(0.33)	—	(0.33)	10.75		5.60%	1,661	0.69%	0.44%	2.77%	30%
The Institutional International Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2022	$11.61	$0.27	(d)	$(2.20)	$(1.93)	$(0.67)	$(0.49)	$(1.16)	$8.52		(18.16)%	$796,399	0.27%	0.27%	2.55%	23%
Year Ended June 30, 2021	8.85	0.18	(d)	2.78	2.96	(0.20)	—	(0.20)	11.61		33.57%	1,228,416	0.25%	0.25%	1.73%	7%
Year Ended June 30, 2020	9.70	0.18	(d)	(0.83)	(0.65)	(0.20)	—	(0.20)	8.85		(6.83)%	1,340,256	0.44%	0.44%	1.96%	64%
Year Ended June 30, 2019	10.57	0.34	(d)	(0.40)	(0.06)	(0.42)	(0.39)	(0.81)	9.70		0.09%	1,886,176	0.42%	0.42%	3.46%	38%
Year Ended June 30, 2018	10.38	0.35		0.26	0.61	(0.40)	(0.02)	(0.42)	10.57		5.77%	2,332,353	0.40%	0.40%	3.11%	40%
HC Advisors Shares
Period Ended June 30, 2019(f)	$10.56	$0.22	(d)	$(0.69)	$(0.47)	$(0.15)	$(0.39)	$(0.54)	$9.55		(4.06)%	$—	0.67%	0.42%	2.14%	38%
Year Ended June 30, 2018	10.37	0.30		0.31	0.61	(0.40)	(0.02)	(0.42)	10.56		5.78%	1,868	0.65%	0.40%	2.78%	40%
The Emerging Markets Portfolio
HC Strategic Shares
Year Ended June 30, 2022	$23.10	$0.40	(d)	$(5.85)	$(5.45)	$(0.43)	$—	$(0.43)	$17.22	(g)	(23.87)%	$716,399	0.52%	0.46%	1.96%	20%
Year Ended June 30, 2021	16.96	0.25	(d)	6.11	6.36	(0.22)	—	(0.22)	23.10		37.62%	963,673	0.51%	0.51%	1.20%	8%
Year Ended June 30, 2020	18.14	0.48	(d)	(1.05)	(0.57)	(0.61)	—	(0.61)	16.96		(3.44)%	941,171	0.51%	0.51%	2.77%	11%
Year Ended June 30, 2019	17.78	0.39	(d)	0.30	0.69	(0.33)	—	(0.33)	18.14		4.11%	1,466,128	0.58%	0.58%	2.24%	50%
Year Ended June 30, 2018	17.92	0.40	(d)	(0.13)	0.27	(0.41)	—	(0.41)	17.78		1.34%	1,631,863	0.67%	0.67%	2.09%	55%
HC Advisors Shares
Period Ended June 30, 2019(f)	$17.78	$0.38	(d)	$(0.58)	$(0.20)	$(0.33)	$—	$(0.33)	$17.25		(0.99)%	$—	0.84%	0.59%	2.19%	50%
Year Ended June 30, 2018	17.92	0.38	(d)	(0.11)	0.27	(0.41)	—	(0.41)	17.78		1.34%	1,451	0.92%	0.67%	1.97%	55%

*	The expense ratios reflected do not include acquired fund fees and expenses of investment companies, in which a Portfolio invests.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Per share amounts are based on average shares outstanding.
(e)	HC Advisors Shares are still offered, but were fully redeemed on May 1, 2019.
(f)	HC Advisors Shares are still offered, but were fully redeemed on May 13, 2019.
(g)

The net asset value per share (“NAV”) for financial reporting purposes differs from the NAV reported due to adjustments made in accordance with accounting principles generally accepted in United States of America.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

			Change in Net Assets Resulting From Operations:				Distributions to Shareholders:							Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period		Net Investment Income/ (Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period		Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)*	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)*	Ratio of Net Investment Income/ (Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The Core Fixed Income Portfolio
HC Strategic Shares
Year Ended June 30, 2022	$10.27		$0.18	(d)	$(1.35)	$(1.17)	$(0.19)	$(0.09)	$(0.28)	$8.82		(11.58)%	$57,494	0.36%	0.36%	1.87%	33	%(e)
Year Ended June 30, 2021	10.59		0.18	(d)	(0.17)	0.01	(0.21)	(0.12)	(0.33)	10.27		0.09%	66,230	0.33%	0.33%	1.71%	38	%(e)
Year Ended June 30, 2020	9.98		0.25	(d)	0.62	0.87	(0.26)	—	(0.26)	10.59		8.85%	66,278	0.32%	0.32%	2.42%	36	%(e)
Year Ended June 30, 2019	9.49		0.25	(d)	0.51	0.76	(0.27)	—	(0.27)	9.98		8.12%	68,267	0.35%	0.35%	2.63%	34	%(e)
Year Ended June 30, 2018	9.80		0.22		(0.30)	(0.08)	(0.23)	—	(0.23)	9.49		(0.85)%	65,387	0.33%	0.33%	2.26%	44	%(e)
HC Advisors Shares
Period Ended June 30, 2019(f)	$9.49		$0.25	(d)	$0.23	$0.48	$(0.22)	$—	$(0.22)	$9.75		5.14%	$—	0.60%	0.35%	2.63%	34	%(e)
Year Ended June 30, 2018	9.79		0.23		(0.30)	(0.07)	(0.23)	—	(0.23)	9.49		(0.75)%	1,362	0.58%	0.33%	2.25%	44	%(e)
The Corporate Opportunities Portfolio
HC Strategic Shares
Year Ended June 30, 2022	$8.07		$0.02	(d)	$(0.58)	$(0.56)	$(0.02)	$(0.82)	$(0.84)	$6.67		(8.03)%	$259,087	0.21%	0.21%	0.27%	44%
Year Ended June 30, 2021	7.14		0.01	(d)	0.93	0.94	(0.01)	—	(0.01)	8.07		13.17%	307,343	0.21%	0.21%	0.12%	123%
Year Ended June 30, 2020	7.01	(g)	0.20	(d)	0.16	0.36	(0.23)	—	(0.23)	7.14		5.23%	436,857	0.32%	0.32%	2.81%	40%
Year Ended June 30, 2019	6.85		0.40	(d)	0.17	0.57	(0.41)	—	(0.41)	7.01	(g)	8.62%	597,848	0.47%	0.47%	5.81%	52%
Year Ended June 30, 2018	6.95		0.38		(0.10)	0.28	(0.38)	—	(0.38)	6.85		4.06%	673,271	0.44%	0.44%	5.46%	38%
HC Advisors Shares
Period Ended June 30, 2019(f)	$6.85		$0.39	(d)	$0.05	$0.44	$(0.30)	$—	$(0.30)	$6.99		6.61%	$—	0.72%	0.47%	5.74%	52%
Year Ended June 30, 2018	6.95		0.42		(0.14)	0.28	(0.38)	—	(0.38)	6.85		4.06%	362	0.69%	0.44%	5.43%	38%
The U.S. Government Fixed Income Securities Portfolio
HC Strategic Shares
Year Ended June 30, 2022	$9.99		$0.18	(d)	$(1.10)	$(0.92)	$(0.15)	$(0.06)	$(0.21)	$8.86		(9.40)%	$628,468	0.22%	0.22%	1.93%	41%
Year Ended June 30, 2021	10.83		0.15	(d)	(0.50)	(0.35)	(0.15)	(0.34)	(0.49)	9.99		(3.30)%	256,466	0.20%	0.20%	1.47%	67%
Year Ended June 30, 2020	10.03		0.21	(d)	0.80	1.01	(0.21)	—	(0.21)	10.83		10.21%	305,689	0.19%	0.19%	1.99%	58%
Year Ended June 30, 2019	9.59		0.21	(d)	0.44	0.65	(0.21)	—	(0.21)	10.03		6.87%	305,531	0.20%	0.20%	2.22%	31%
Year Ended June 30, 2018	9.84		0.17		(0.25)	(0.08)	(0.17)	—	(0.17)	9.59		(0.79)%	233,377	0.19%	0.19%	1.81%	33%

*	The expense ratios reflected do not include acquired fund fees and expenses of investment companies, in which a Portfolio invests.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Per share amounts are based on average shares outstanding.
(e)	Portfolio turnover does not include TBA security transactions.
(f)	HC Advisors Shares are still offered, but were fully redeemed on May 13, 2019.
(g)

The net asset value per share (“NAV”) for financial reporting purposes differs from the NAV reported due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Distributions to Shareholders:						Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate(a)
The U.S. Corporate Fixed Income Securities Portfolio
HC Strategic Shares
Year Ended June 30, 2022	$10.66	$0.26	(b)	$(1.48)	$(1.22)	$(0.26)	$(0.39)	$(0.65)	$8.79	(12.12)%	$257,699	0.21%	0.21%	2.63%	31%
Year Ended June 30, 2021	10.92	0.30	(b)	0.05	0.35	(0.31)	(0.30)	(0.61)	10.66	3.21%	270,435	0.23%	0.23%	2.77%	46%
Year Ended June 30, 2020	10.29	0.32	(b)	0.70	1.02	(0.32)	(0.07)	(0.39)	10.92	10.10%	347,653	0.21%	0.21%	3.04%	43%
Year Ended June 30, 2019	9.59	0.34	(b)	0.70	1.04	(0.34)	—	(0.34)	10.29	11.07%	312,255	0.21%	0.21%	3.47%	25%
Year Ended June 30, 2018	10.03	0.29		(0.41)	(0.12)	(0.29)	(0.03)	(0.32)	9.59	(1.21)%	286,956	0.20%	0.20%	3.00%	45%
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio
HC Strategic Shares
Year Ended June 30, 2022	$9.55	$0.12	(b)	$(0.92)	$(0.80)	$(0.17)	$—	$(0.17)	$8.58	(8.51)%	$213,253	0.23%	0.23%	1.25%	27	%(c)
Year Ended June 30, 2021	9.80	0.09	(b)	(0.14)	(0.05)	(0.20)	—	(0.20)	9.55	(0.51)%	215,034	0.23%	0.23%	0.96%	46	%(c)
Year Ended June 30, 2020	9.57	0.20	(b)	0.28	0.48	(0.25)	—	(0.25)	9.80	5.12%	249,509	0.22%	0.22%	2.04%	32	%(c)
Year Ended June 30, 2019	9.32	0.24	(b)	0.28	0.52	(0.27)	—	(0.27)	9.57	5.70%	216,403	0.24%	0.24%	2.60%	15	%(c)
Year Ended June 30, 2018	9.59	0.21		(0.23)	(0.02)	(0.25)	—	(0.25)	9.32	(0.20)%	205,138	0.23%	0.23%	2.24%	17	%(c)
The Short-Term Municipal Bond Portfolio
HC Strategic Shares
Year Ended June 30, 2022	$10.01	$0.08	(b)	$(0.41)	$(0.33)	$(0.08)	$—	$(0.08)	$9.60	(3.27)%	$140,020	0.28%	0.28%	0.82%	32%
Year Ended June 30, 2021	10.05	0.09	(b)	(0.04)	0.05	(0.09)	— (d)	(0.09)	10.01	0.51%	150,484	0.28%	0.28%	0.91%	18%
Year Ended June 30, 2020	9.93	0.14	(b)	0.12	0.26	(0.14)	—	(0.14)	10.05	2.68%	135,065	0.28%	0.28%	1.44%	21%
Year Ended June 30, 2019	9.80	0.15	(b)	0.13	0.28	(0.15)	—	(0.15)	9.93	2.88%	106,274	0.28%	0.28%	1.56%	15%
Year Ended June 30, 2018	9.87	0.11		(0.08)	0.03	(0.10)	—	(0.10)	9.80	0.34%	79,612	0.33%	0.33%	1.23%	19%

(a)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(b)	Per share amounts are based on average shares outstanding.
(c)	Portfolio turnover does not include TBA security transactions.
(d)	Amounts round to less than $0.005 per share.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (concluded)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Distributions to Shareholders:						Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)*	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)*	Ratio of Net Investment Income/ (Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The Intermediate Term Municipal Bond Portfolio
HC Strategic Shares
Year Ended June 30, 2022	$10.42	$0.16	(d)	$(0.77)	$(0.61)	$(0.16)	$(0.02)	$(0.18)	$9.63	(5.98)%	$371,098	0.31%	0.31%	1.56%	7%
Year Ended June 30, 2021	10.32	0.17	(d)	0.11	0.28	(0.18)	—	(0.18)	10.42	2.70%	388,073	0.30%	0.30%	1.61%	17%
Year Ended June 30, 2020	10.21	0.20	(d)	0.12	0.32	(0.20)	(0.01)	(0.21)	10.32	3.21%	391,308	0.31%	0.31%	1.92%	36%
Year Ended June 30, 2019	9.90	0.22	(d)	0.31	0.53	(0.22)	—	(0.22)	10.21	5.45%	393,097	0.32%	0.32%	2.21%	27%
Year Ended June 30, 2018	10.08	0.19		(0.18)	0.01	(0.19)	—	(0.19)	9.90	0.13%	383,200	0.29%	0.29%	1.94%	26%
HC Advisors Shares
Period Ended June 30, 2019(e)	$9.90	$0.22	(d)	$0.32	$0.54	$(0.19)	$—	$(0.19)	$10.25	5.48%	$—	0.57%	0.31%	2.20%	27%
Year Ended June 30, 2018	10.08	0.20		(0.19)	0.01	(0.19)	—	(0.19)	9.90	0.14%	1,008	0.54%	0.29%	1.94%	26%
The Intermediate Term Municipal Bond II Portfolio
HC Strategic Shares
Year Ended June 30, 2022	$10.64	$0.20	(d)	$(1.17)	$(0.97)	$(0.20)	$(0.12)	$(0.32)	$9.35	(9.35)%	$87,001	0.37%	0.37%	1.96%	22%
Year Ended June 30, 2021	10.54	0.19	(d)	0.11	0.30	(0.19)	(0.01)	(0.20)	10.64	2.92%	89,738	0.32%	0.32%	1.80%	39%
Year Ended June 30, 2020	10.38	0.20	(d)	0.18	0.38	(0.21)	(0.01)	(0.22)	10.54	3.69%	79,986	0.30%	0.30%	1.95%	8%
Year Ended June 30, 2019	10.09	0.22	(d)	0.30	0.52	(0.22)	(0.01)	(0.23)	10.38	5.26%	78,705	0.31%	0.31%	2.16%	17%
Year Ended June 30, 2018	10.30	0.22		(0.21)	0.01	(0.22)	— (f)	(0.22)	10.09	0.07%	77,455	0.27%	0.27%	2.14%	22%
HC Advisors Shares
Period Ended June 30, 2019(e)	$10.09	$0.22	(d)	$0.05	$0.27	$(0.18)	$(0.01)	$(0.19)	$10.17	2.78%	$—	0.56%	0.30%	2.18%	17%
Year Ended June 30, 2018	10.30	0.22		(0.21)	0.01	(0.22)	— (f)	(0.22)	10.09	0.07%	260	0.52%	0.27%	2.13%	22%

*	The expense ratios reflected do not include acquired fund fees and expenses of investment companies, in which a Portfolio invests.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Per share amounts are based on average shares outstanding.
(e)	HC Advisors Shares are still offered, but were fully redeemed on May 1, 2019.
(f)	Amount rounds to less than $0.005 per share.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Notes to Financial Statements — June 30, 2022

1. DESCRIPTION. HC Capital Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management series investment company. The Trust is a Delaware statutory trust which was organized on December 15, 1994. As of June 30, 2022, the Trust offered seventeen separate investment portfolios: The Value Equity Portfolio (“Value Portfolio”), The Growth Equity Portfolio (“Growth Portfolio”), The Institutional U.S. Equity Portfolio (“Institutional U.S. Portfolio”), The Small Capitalization-Mid Capitalization Equity Portfolio (“Small Cap-Mid Cap Portfolio”), The ESG Growth Portfolio (“ESG Growth Portfolio”), The Catholic SRI Growth Portfolio (“Catholic SRI Growth Portfolio”), The International Equity Portfolio (“International Portfolio”), The Institutional International Equity Portfolio (“Institutional International Portfolio”), The Emerging Markets Portfolio (“Emerging Markets Portfolio”), The Core Fixed Income Portfolio (“Core Fixed Income Portfolio”), The Corporate Opportunities Portfolio (“Corporate Opportunities Portfolio”), The U.S. Government Fixed Income Securities Portfolio (“U.S. Government Fixed Income Portfolio”), The U.S. Corporate Fixed Income Securities Portfolio (“U.S. Corporate Fixed Income Portfolio”), The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio (“U.S. Mortgage/Asset Backed Fixed Income Portfolio”), The Short-Term Municipal Bond Portfolio (“Short-Term Municipal Portfolio”), The Intermediate Term Municipal Bond Portfolio (“Intermediate Municipal Portfolio”), and The Intermediate Term Municipal Bond II Portfolio (“Intermediate Municipal II Portfolio) (each a “Portfolio” and collectively the “Portfolios”).

Each Portfolio is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 each in two classes of shares: HC Advisors Shares and HC Strategic Shares. As of June 30, 2022, the HC Advisors Shares were not active for any of the Portfolios. Each class of shares for each of the Portfolios has identical rights and privileges except with respect to voting rights on matters affecting a single class of shares. The Trust’s investment adviser is HC Capital Solutions (the “Adviser”), an operating division of Hirtle Callaghan & Co., LLC.

As of June 30, 2022, all Portfolios in the Trust are diversified Portfolios under the 1940 Act.

As is customary, the Trust’s organizational documents permit the Trust to indemnify its officers and trustees against certain liabilities under certain circumstances. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that also permit the indemnification of parties to the contract under certain circumstances. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The Portfolios are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services — Investment Companies.” The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of the Portfolios’ financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Portfolio Valuation. The net asset value (“NAV”) per share of each Portfolio is determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally at 4:00 p.m. Eastern time, on days the NYSE is open. Each class’s NAV per share is calculated by adding the market value or fair value, as applicable, of all securities and other assets of the Portfolio, subtracting its liabilities and dividing the result by the number of its outstanding shares.

B. Securities Valuation. Security values are ordinarily obtained through the use of independent pricing services in accordance with procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to such procedures, the Portfolios may use a pricing service, bank, or broker-dealer experienced in such matters to value the Portfolio’s securities. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Board in accordance with procedures adopted by the Board. The fair valuation process is designed to value the security at the price the Portfolio would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2022

For disclosure purposes, the Trust has a three-tier fair value hierarchy that is dependent upon the observability of various “inputs” used to determine the value of the Portfolios’ investments. These inputs are summarized in the three broad levels listed below:

●    Level 1 — quoted prices in active markets for identical assets that each Portfolio has the ability to access

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including a Portfolio’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfer in and out of an assigned level within the fair value hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Equity Securities (Common and Preferred Stock, Exchange-Traded Funds and Closed-End Funds): Readily marketable portfolio securities listed on a securities exchange, including Nasdaq, are valued at the closing price on the exchange or at the Nasdaq Official Closing Price. If there have been no sales on such exchange, the securities are valued at the closing bid price. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Readily marketable securities traded only in the over-the-counter market are valued at the closing price and are typically categorized as Level 1 in the fair value hierarchy, or, if there have been no sales, are valued at the mean of the last reported bid and asked prices and are typically categorized as Level 2 in the fair value hierarchy.

Securities listed on a foreign exchange are valued at the closing price on that exchange, provided that where the prices of such securities are denominated in foreign currencies, such prices are converted into U.S. dollars at the bid price of such currencies against U.S. dollars at the time of the NAV calculation. If there have been no sales on such exchange, the security is valued at the closing bid price. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the NAV is calculated. Such securities may be valued at fair value in accordance with procedures adopted by the Board. Management identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, a Portfolio may use a systematic valuation model provided by an independent third party to fair value its international securities. Such systematic valuations are typically categorized as Level 2 in the fair value hierarchy.

Mutual Funds: Mutual funds are valued at their respective daily net asset value and are typically categorized as Level 1 in the fair value hierarchy.

Fixed Income Securities (Corporate, Municipal and Foreign Bonds, U.S. Government and Agency Securities): Fixed income securities are valued using various inputs including benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and market events, and are typically categorized as Level 2 in the fair value hierarchy.

Asset-Backed and Mortgage-Backed Securities: In addition to the inputs discussed above for fixed-income securities, asset-backed and mortgage-backed securities are valued using new issue data, monthly payment information and collateral performance, and are typically categorized as Level 2 in the fair value hierarchy.

Short-Term Obligations: Short-term obligations with maturities of 60 days or less may also be valued at amortized cost, which constitutes fair value as determined by the Board. Such securities are typically categorized as Level 2 in the fair value hierarchy.

Loan Participations and Assignments: Loan participations and assignments for which a secondary trading market exists are valued using prices or quotations provided by banks, dealers or pricing services and are typically categorized as Level 2 in the fair value hierarchy. To the extent a secondary trading market does not exist, loan participations and assignments are valued in accordance with procedures adopted by the Board, utilizing unobservable input evaluations from the investment manager of the lender and taking into consideration, among other factors: (i) the creditworthiness of the borrower and the lender; (ii) the

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Notes to Financial Statements (continued) — June 30, 2022

current interest rate; period until next rate reset and maturity of the loan; (iii) currently available prices in the market for similar loans; and (iv) currently available prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity and are typically categorized as Level 3 in the fair value hierarchy.

Derivative Instruments (Futures, Options, Swaps and Forward Currency Contracts): Swaps are valued using interdealer broker rates, benchmark yields, and swap details and are typically categorized as Level 2 in the fair value hierarchy. Exchange traded futures, swaps and options are valued using quoted prices from the exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are valued using market quotes posted by major currency dealers and are typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the inputs used to value the following Portfolios’ securities as of June 30, 2022 (amounts in thousands). The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments for each Portfolio.

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs		Total
Value Portfolio
Common Stocks	$578,662	$—	$—		$578,662
Investment Companies	5,619	—	—		5,619
Total Investment Securities	$584,281	$—	$—		$584,281
Other Financial Instruments[1]
Futures	$28	$—	$—		$28
Total Investments	$584,309	$—	$—		$584,309

Growth Portfolio
Common Stocks	$688,330	$—	$—		$688,330
Investment Companies	13,309	—	—		13,309
Total Investment Securities	$701,639	$—	$—		$701,639
Other Financial Instruments[1]
Futures	$40	$—	$—		$40
Total Investments	$701,679	$—	$—		$701,679

Institutional U.S. Portfolio
Common Stocks	$1,664,318	$—	$—		$1,664,318
Contingent Right	—	—	—	[2]	—
Exchange-Traded Funds	110,553	—	—		110,553
Investment Companies	438,744	—	—		438,744
Total Investment Securities	$2,213,615	$—	$—		$2,213,615
Other Financial Instruments[1]
Futures	$3,428	$—	$—		$3,428
Total Investments	$2,217,043	$—	$—		$2,217,043

Small Cap-Mid Cap Portfolio
Common Stocks	$64,720	$5	$—		$64,725
Contingent Rights	77	1	—	[2]	78
Investment Companies	4,353	—	—		4,353
Total Investment Securities	$69,150	$6	$—		$69,156

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Notes to Financial Statements (continued) — June 30, 2022

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs		Total
Small Cap-Mid Cap Portfolio (continued)
Other Financial Instruments[1]
Futures	$(186)	$—	$—		$(186)
Total Investments	$68,964	$6	$—		$68,970

ESG Growth Portfolio
Common Stocks	$142,169	$—	$—	[2]	$142,169
Preferred Stocks	59	—	—		59
Investment Company	606	—	—		606
Total Investment Securities	$142,834	$—	$—		$142,834
Other Financial Instruments[1]
Futures	$—	$—	$—		$—
Total Investments	$142,834	$—	$—		$142,834

Catholic SRI Growth Portfolio
Common Stocks	$22,421	$—	$—	[2]	$22,421
Preferred Stocks	26	—	—		26
Investment Companies	29	—	—		29
Total Investment Securities	$22,476	$—	$—		$22,476

International Portfolio
Common Stocks	$512,110	$32	$—	[2]	$512,142
Preferred Stocks	2,493	—	—		2,493
Investment Company	8,898	—	—		8,898
Purchased Options	446	—	—		446
Total Investment Securities	$523,947	$32	$—		$523,979
Other Financial Instruments[1]
Futures	$214	$—	$—		$214
Written Options	(586)	—	—		(586)
Total Investments	$523,575	$32	$—		$523,607

Institutional International Portfolio
Common Stocks	$600,944	$—	$—	[2]	$600,944
Preferred Stocks	2,468	—	—		2,468
Right	9	—	—		9
Exchange-Traded Funds	4,996	—	—		4,996
Investment Companies	167,470	—	—		167,470
Purchased Options	2,918	—	—		2,918
Total Investment Securities	$778,805	$—	$—		$778,805
Other Financial Instruments[1]
Futures	$1,005	$—	$—		$1,005
Written Options	(3,660)	—	—		(3,660)
Total Investments	$776,150	$—	$—		$776,150

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Notes to Financial Statements (continued) — June 30, 2022

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs		Total
Emerging Markets Portfolio
Common Stocks	$587,863	$4,116	$—	[2,3]	$591,979
Preferred Stocks	8,938	—	—		8,938
Investment Companies	39,908	—	—		39,908
Purchased Options	595	—	—		595
Total Investment Securities	$637,304	$4,116	$—		$641,420
Other Financial Instruments[1]
Futures	$5	$—	$—		$5
Written Options	(760)	—	—		(760)
Total Return Swaps	—	4,301	—		4,301
Total Investments	$636,549	$8,417	$—		$644,966

Core Fixed Income Portfolio
Asset Backed Securities	$—	$66	$—		$66
Collateralized Mortgage Obligations	—	933	—		933
U.S. Government Agency Mortgages	—	12,384	—		12,384
U.S. Government Agency Securities	—	457	—		457
Corporate Bonds	—	20,851	—		20,851
U.S. Treasury Obligations	—	14,543	—		14,543
Yankee Dollars	—	2,381	—		2,381
Investment Companies	6,699	—	—		6,699
Total Investment Securities	$6,699	$51,615	$—		$58,314
Other Financial Instruments[1]
TBA Sale Commitments	$—	$(46)	$—		$(46)
Total Investments	$6,699	$51,569	$—		$58,268

Corporate Opportunities Portfolio
Common Stock	$—	$—	$—	[2]	$—
Loan Participations and Assignments	—	—	14,059		14,059
Investment Companies	238,313	—	—		238,313
Total Investment Securities	$238,313	$—	$14,059		$252,372
Other Financial Instruments[1]
Futures	$(635)	$—	$—		$(635)
Total Investments	$237,678	$—	$14,059		$251,737

U.S. Government Fixed Income Portfolio
U.S. Government Agency Securities	$—	$14,538	$—		$14,538
U.S. Treasury Obligations	—	457,351	—		457,351
Yankee Dollar	—	118	—		118
Exchange-Traded Fund	154,884	—	—		154,884
Total Investment Securities	$154,884	$472,007	$—		$626,891

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Notes to Financial Statements (continued) — June 30, 2022

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs	Total
U.S. Corporate Fixed Income Portfolio
Corporate Bonds	$—	$192,347	$—	$192,347
Yankee Dollars	—	22,545	—	22,545
Loan Participations and Assignments	—	—	9,373	9,373
Investment Companies	31,572	—	—	31,572
Total Investment Securities	$31,572	$214,892	$9,373	$255,837

U.S. Mortgage/Asset Backed Fixed Income Portfolio
Asset Backed Securities	$—	$1,507	$—	$1,507
Collateralized Mortgage Obligations	—	13,088	—	13,088
U.S. Government Agency Mortgages	—	181,373	—	181,373
Investment Company	35,028	—	—	35,028
Total Investment Securities	$35,028	$195,968	$—	$230,996
Other Financial Instruments[1]
TBA Sale Commitments	$—	$(102)	$—	$(102)
Total Investments	$35,028	$195,866	$—	$230,894

Short-Term Municipal Portfolio
Municipal Bonds	$—	$137,112	$—	$137,112
Investment Company	1,361	—	—	1,361
Total Investment Securities	$1,361	$137,112	$—	$138,473

Intermediate Municipal Portfolio
Municipal Bonds	$—	$356,495	$—	$356,495
Investment Company	10,671	—	—	10,671
Total Investment Securities	$10,671	$356,495	$—	$367,166

Intermediate Municipal II Portfolio
Municipal Bonds	$—	$63,169	$—	$63,169
Investment Companies	22,789	—	—	22,789
Total Investment Securities	$22,789	$63,169	$—	$85,958

Amounts designated as “—” are $0 or have been rounded to $0.

[1]

Other Financial Instruments are TBA sale commitments or derivative instruments not reflected in the total investment securities, such as futures, which are valued at the unrealized appreciation/(depreciation) on the instrument and written options and swap agreements, which are valued at fair value.

[2]

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with the additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period. As of June 30, 2022, Level 3 investments were 0.00% of net assets and are not considered significant.

[3]

For the year ended June 30, 2022, the Emerging Markets Portfolio held securities listed as Level 3 investments for which significant unobservable inputs were used to determine fair value. The Russian held investments were fair valued by management, due to the impact of the Ukraine invasion and sanctions on market conditions in Russia. It was determined to value these investments at zero, due to such market conditions. Change in unrealized appreciation/(depreciation) on these investments (amounts in thousands) was $(5,922) for the Portfolio.

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Notes to Financial Statements (continued) — June 30, 2022

A reconciliation of Level 3 financial instruments is presented when a Portfolio had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value (amounts in thousands):

Portfolio	Asset Group	Balance as of June 30, 2021	Realized Gain/ (Loss)	Change in Unrealized Appreciation / (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of June 30, 2022
Corporate Opportunities Portfolio	Loan Participations and Assignments	$14,958	$(3)	$(68)	$16,076	$(16,904)	$—	$—	$14,059
U.S. Corporate Fixed Income Portfolio	Loan Participations and Assignments	9,972	(2)	(46)	9,911	(10,462)	—	—	9,373

Amounts designated as “—” are $0 or have been rounded to $0.

The Portfolios’ financial instruments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

C. Securities Transactions and Investment Income. For financial reporting purposes, portfolio securities transactions are reported on trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recognized on the ex-dividend date and foreign dividends are recognized as soon as reliable information is available from the Portfolio’s sources. Interest income, including amortization of premium and accretion of discount on investments, is accrued daily. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash, if any, are recorded at the fair value of the securities received. Realized gains and losses from securities transactions are determined by comparing the identified cost of the security lot sold to the net sales proceeds. Realized gains and losses from principal payment transactions on mortgage-backed and asset- backed securities are classified as investment income or loss for financial reporting purposes.

For certain securities, including real estate investment trusts, the Portfolio records distributions received in excess of income as a reduction of the cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio records adjustments to the estimated amounts of the components of distributions to investment income, unrealized appreciation/depreciation and realized gain/loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

D. Restricted Securities. A restricted security is a security that cannot be offered for public sale without prior registration under the Securities Act of 1933 (the “1933 Act”) (absent an exemption). Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid.

E. Allocations. Expenses directly attributable to a Portfolio are charged to that Portfolio. Class-specific expenses, if any, are borne by that class. Other expenses are allocated proportionately among the Portfolios in relation to the net assets of each Portfolio or by another appropriate method. Income, non-class-specific expenses and realized and unrealized gains and losses are allocated to the respective classes based on relative net assets.

F. Dividends and Capital Gain Distributions to Shareholders. The Core Fixed Income Portfolio, U.S. Government Fixed Income Portfolio, U.S. Corporate Fixed Income Portfolio, U.S. Mortgage/Asset Backed Fixed Income Portfolio, Short-Term Municipal Portfolio, Intermediate Municipal Portfolio and Intermediate Municipal II Portfolio declare and distribute dividends from net investment income, if any, on a monthly basis. The Value Portfolio, Growth Portfolio, Institutional U.S. Portfolio, Small Cap-Mid Cap Portfolio, ESG Growth Portfolio, Catholic SRI Growth Portfolio and Corporate Opportunities Portfolio declare and distribute dividends from net investment income, if any, on a quarterly basis. The International Portfolio and Institutional International Portfolio declare and distribute dividends from net investment income, if any, on a semiannual basis. The Emerging Markets Portfolio declares and distributes dividends from net investment income, if any, on an annual basis. Net realized capital gains, if any, are declared and distributed at least annually by each Portfolio.

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Notes to Financial Statements (continued) — June 30, 2022

G. Repurchase Agreements. Among the instruments that each of the Portfolios may use for temporary investment purposes are repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security from the Portfolio at an agreed-upon price and date. Repurchase agreements may involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The creditworthiness of those banks and non-bank dealers with which the Portfolios may enter into repurchase agreements are monitored in accordance with guidelines adopted by the Board, as is the market value of the securities underlying any repurchase agreement to ensure that the seller’s obligation to repurchase is collateralized by an amount at least equal to the repurchase price including accrued interest. All repurchase agreements are fully collateralized by cash and/or government securities (as defined in the 1940 Act). If approved by the Adviser, repurchase agreements may also be fully collateralized by other securities that, at the time the repurchase agreement is entered into, are determined by the Board, or its authorized delegate, to be (i) issued by an issuer that has an exceptionally strong capacity to meet its obligations on the collateral, and (ii) sufficiently liquid that they can be sold by the Portfolio at approximately their carrying value in the ordinary course of business within seven calendar days. Master Repurchase Agreements (“MRA”) permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Portfolios. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Portfolios receive securities as collateral with a market value in excess of the repurchase price to be received by the Portfolios upon the maturity of the transaction. Upon a bankruptcy or insolvency of the counterparty, the Portfolios would recognize a liability with respect to such excess collateral to reflect the Portfolio’s obligation under bankruptcy law to return the excess to the counterparty.

H. TBA Purchase and Sale Commitments. Certain of the Portfolios may enter into “TBA” (to be announced) commitments to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBA commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Securities Valuation” above.

I. Commission Recapture. Certain of the Portfolios participate in a commission recapture program. These Portfolios will utilize the recaptured commissions to pay for, in whole or in part, certain expenses of the Portfolios, excluding investment advisory and distribution fees. The expenses eligible to be paid will include, but are not limited to, administrative service fees, audit fees, custodian fees, legal fees and printing expenses, as directed by the Trust. These amounts are disclosed as “Expenses paid indirectly” on the Statements of Operations.

For the year ended June 30, 2022, the following commissions were recaptured:

Portfolio	Commissions Recaptured (000)
Growth Portfolio	$2
Institutional U.S. Portfolio	8
Small Cap-Mid Cap Portfolio	2

J. Foreign Exchange Transactions. The books and records of the Portfolios are maintained in U.S. dollars. Non-U.S. dollar denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statements of Operations:

i) value of investment securities and other assets and liabilities at the exchange rate on the valuation date; and

ii) purchases and sales of investment securities and income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Portfolios do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments.

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Notes to Financial Statements (continued) — June 30, 2022

Dividends and interest from non-U.S. sources received by a Portfolio are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Portfolio intends to, if reasonable, undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of a Portfolio’s total assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, the Portfolio may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

The Portfolios may be subject to foreign taxes on gains in investments or currency repatriation. The Portfolios accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

K. Derivative Instruments. Certain of the Portfolios may invest in various financial instruments including positions in forward currency contracts, financial futures contracts, options contracts and swap agreements.

The following is a summary of the fair value of derivative instruments held by the Portfolios as of June 30, 2022 (amounts in thousands).

	Assets
Portfolio	Unrealized appreciation on futures contracts*	Investments, at value for purchased options	Swap agreements, at value*
Equity Risk Exposure:
Value Portfolio	$47	$—	$—
Growth Portfolio	44	—	—
Institutional U.S. Portfolio	4,415	—	—
ESG Growth Portfolio	2	—	—
International Portfolio	337	446	—
Institutional International Portfolio	1,651	2,918	—
Emerging Markets Portfolio	463	595	4,862
Corporate Opportunities Portfolio	885	—	—

	Liabilities
Portfolio	Unrealized depreciation on futures contracts*	Written options, at fair value	Swap agreements, at value*
Equity Risk Exposure:
Value Portfolio	$19	$—	$—
Growth Portfolio	4	—	—
Institutional U.S. Portfolio	987	—	—
Small Cap-Mid Cap Portfolio	186	—	—
ESG Growth Portfolio	2	—	—
International Portfolio	123	586	—
Institutional International Portfolio	646	3,660	—
Emerging Markets Portfolio	458	760	561

Interest Rate Risk Exposure:
Corporate Opportunities Portfolio	1,520	—	—

Amounts designated as “—” are $0 or have been rounded to $0.

*	Total fair value is presented by Primary Risk Exposure. For futures contracts, the amounts represent their cumulative appreciation/depreciation, which includes movements of variation margin.

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Notes to Financial Statements (continued) — June 30, 2022

The following is a summary of the effect of derivative instruments on the Statements of Operations for the year ended June 30, 2022 (amounts in thousands):

Portfolio	Net realized gains/(losses) from futures transactions	Net realized gains/(losses) from written options transactions	Net realized gains/(losses) from purchased options transactions	Net realized gains/(losses) from swap transactions
Equity Risk Exposure:
Value Portfolio	$(322)	$2,176	$(1,485)	$—
Growth Portfolio	(466)	2,937	(1,965)	—
Institutional U.S Portfolio	(57,098)	24,313	(16,569)	—
Small Cap-Mid Cap Portfolio	(1,176)	—	—	—
ESG Growth Portfolio	(333)	—	—	—
International Portfolio	(3,324)	1,910	(1,520)	—
Institutional International Portfolio	(16,498)	10,126	(9,106)	—
Emerging Markets Portfolio	(15,658)	2,476	(1,973)	(12,703)
Corporate Opportunities Portfolio	(9,707)	—	—	—

Interest Rate Risk Exposure:
Corporate Opportunities Portfolio	(11,594)	—	—	—

	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
Portfolio	Change in unrealized appreciation/ (depreciation) on futures	Change in unrealized appreciation/ (depreciation) on written options	Change in unrealized appreciation/ (depreciation) on purchased options	Change in unrealized appreciation/ (depreciation) on swaps
Equity Risk Exposure:
Value Portfolio	$17	$(317)	$156	$—
Growth Portfolio	(336)	(407)	201	—
Institutional U.S. Portfolio	(348)	(3,177)	1,595	—
Small Cap-Mid Cap Portfolio	(122)	—	—	—
ESG Growth Portfolio	3	—	—	—
International Portfolio	342	(403)	206	—
Institutional International Portfolio	5,436	(2,092)	967	—
Emerging Markets Portfolio	239	(519)	271	2,722
Corporate Opportunities Portfolio	(743)	—	—	—

Interest Rate Risk Exposure:
Corporate Opportunities Portfolio	(1,264)	—	—	—

Amounts designated as “—” are $0 or have been rounded to $0.

The Trust may be subject to master netting agreements (“MNA”) that allow for amounts owed between a Portfolio and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the counterparty. The MNA do not apply to amounts owed to/from different counterparties. The amounts shown in

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Notes to Financial Statements (continued) — June 30, 2022

the Statements of Assets and Liabilities do not take into consideration the effects of legally enforceable MNA. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Portfolio’s ability to transact net amounts with counterparties at June 30, 2022.

As of June 30, 2022, each Portfolio’s derivative assets and liabilities by type are as follows (amounts in thousands):

	Value Portfolio		Growth Portfolio		Institutional U.S. Portfolio
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$47	$19	$44	$4	$4,415	$987
Total derivative assets and liabilities on the Statements of Assets and Liabilities	47	19	44	4	4,415	987
Derivatives not subject to a MNA or similar agreement	(47)	(19)	(44)	(4)	(4,415)	(987)
Total assets and liabilities subject to a MNA	$—	$—	$—	$—	$—	$—

	Small Cap-Mid Cap Portfolio		ESG Growth Portfolio		International Portfolio
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$186	$2	$2	$337	$123
Options on futures contracts*	—	—	—	—	446	586
Total derivative assets and liabilities on the Statements of Assets and Liabilities	—	186	2	2	783	709
Derivatives not subject to a MNA or similar agreement	—	(186)	(2)	(2)	(783)	(709)
Total assets and liabilities subject to a MNA	$—	$—	$—	$—	$—	$—

	Institutional International Portfolio		Emerging Markets Portfolio		Corporate Opportunities Portfolio
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$1,651	$646	$463	$458	$885	$1,520
Options on futures contracts*	2,918	3,660	595	760	—	—
Swap agreements	—	—	4,862	561	—	—
Total derivative assets and liabilities on the Statements of Assets and Liabilities	4,569	4,306	5,920	1,779	885	1,520
Derivatives not subject to a MNA or similar agreement	(4,569)	(4,306)	(1,058)	(1,218)	(885)	(1,520)
Total assets and liabilities subject to a MNA	$—	$—	$4,862	$561	$—	$—

Amounts designated as “—” are $0 or have been rounded to $0.

*	Includes options contracts purchased at value as reported on the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued) — June 30, 2022

The following table represents the Emerging Markets Portfolio’s derivative assets by counterparty, net of amounts available for offset under an MNA and net of the related collateral received by the Portfolio as of June 30, 2022 (amounts in thousands).

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets
Emerging Markets Portfolio
Morgan Stanley	$4,862	$(561)	$—	$—	$4,301
Total	$4,862	$(561)	$—	$—	$4,301

The following table represents the Emerging Markets Portfolio’s derivative liabilities by counterparty, net of amounts available for offset under an MNA and net of the related collateral pledged by the Portfolio as of June 30, 2022 (amounts in thousands).

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities
Emerging Markets Portfolio
Morgan Stanley	$(561)	$561	$—	$—	$—
Total	$(561)	$561	$—	$—	$—

Amounts designated as “—” are $0 or have been rounded to $0.

(a)

The actual collateral received or pledged may be in excess of the amounts shown in the tables. The tables only reflect collateral amounts up to the amount of the financial instruments disclosed on the Statements of Assets and Liabilities.

Forward Currency Contracts: Certain of the Portfolios may be subject to currency exchange rate risk in the normal course of pursuing their investment objectives. A Portfolio enters into forward currency contracts (“forward contracts”) for the purpose of hedging exposure to changes in foreign currency exchange rates on its holdings. A forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The value of the forward contract fluctuates with changes in currency exchange rates. The forward contract is marked-to-market daily and the change in value is recorded by the Portfolio as unrealized appreciation or depreciation. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Portfolio is subject to credit risk, which is the risk that the counterparty is unable to meet the terms of a forward contract, and market risk, which is the risk that the value of the currency changes unfavorably.

Forward contracts may involve credit or market risk in excess of the amounts reflected on a Portfolio’s Statement of Assets and Liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such forward contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward contracts held are recorded for financial reporting purposes as net unrealized gains or losses. In addition, at June 30, 2022, the Portfolios entered into currency contracts to settle trades in foreign currencies. These transactions are included in “Receivable from investments sold” and “Payable for investments purchased” on the Statements of Assets and Liabilities. The Portfolios did not invest in forward currency contracts during the year ended June 30, 2022.

Financial Futures Contracts: Certain of the Portfolios may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. Certain of the Portfolios may invest in financial futures contracts (“futures contracts”) in order to reduce such risks, as part of their investment strategies or to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, a Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of

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Notes to Financial Statements (continued) — June 30, 2022

the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” may be made or received by a Portfolio each day, depending on the daily fluctuations in the value of the underlying financial instrument. A Portfolio recognizes a gain or loss equal to the daily variation margin, which is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a futures contract is closed, a realized gain or loss is recorded as “Net realized gains/(losses) from futures transactions” on the Statement of Operations. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of an imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. With futures contracts, there is minimal counterparty credit risk to the Portfolios since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default. Securities designated as collateral for market value on futures contracts are noted in each Portfolio’s Portfolio of Investments (if applicable). Such collateral is held with the broker. The notional value of the futures contracts outstanding at June 30, 2022 and the month-end average notional amount for the year ended June 30, 2022 are detailed in the table below:

	Outstanding Notional Amount (000)		Monthly Average Notional Amount (000)
Futures Contracts:	Long	Short	Long	Short
Value Portfolio	$4,734	$—	$5,114	$129
Growth Portfolio	12,852	—	10,049	238
Institutional U.S. Portfolio	506,345	—	372,645	1,432
Small Cap-Mid Cap Portfolio	3,416	—	5,217	—
ESG Growth Portfolio	468	—	2,323	—
International Portfolio	13,925	2,084	18,649	415
Institutional International Portfolio	35,673	8,526	104,436	2,759
Emerging Markets Portfolio	54,146	2,653	59,230	379
Corporate Opportunities Portfolio	244,900	—	273,714	—

Amounts designated as “—” are $0 or have been rounded to $0.

Purchased Options Contracts: Certain of the Portfolios may be subject to equity price risk and interest rate risk in the normal course of pursuing their investment objectives. In order to reduce such risks, as part of their investment strategies and/ or in anticipation of future purchases, including to achieve market exposure pending direct investment in securities, certain of the Portfolios may purchase put or call options. Options contracts provide the purchaser with the right, but not the obligation, to buy or sell (call or put option, respectively) a financial instrument at the exercise price. The Portfolio pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction.

Written Options Contracts: Certain of the Portfolios may be subject to equity price risk and interest rate risk in the normal course of pursuing their investment objectives. In order to reduce such risks, as part of their investment strategies and/or in anticipation of future purchases, including to achieve market exposure pending direct investment in securities, certain of the Portfolios may write put or call options. Premiums received from written options contracts are recorded as liabilities on the Statement of Assets and Liabilities and are marked-to-market to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Realized gains and losses are reported as “Net realized gains/(losses) from written options transactions” on the Statement of Operations (if applicable). When writing an option, the Portfolio bears the market risk of unfavorable changes in the price of the underlying instrument.

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Notes to Financial Statements (continued) — June 30, 2022

With exchange-traded options, there is minimal counterparty credit risk to the Portfolios since the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. With over-the-counter options, the Portfolios bear the risk that counterparties will be unable to perform under the terms of the contracts.

The notional value of purchased and written options outstanding at June 30, 2022 and the month-end average notional amount for the year ended June 30, 2022 are detailed in the tables below:

Purchased Option Contracts:	Outstanding Notional Amount (000)	Monthly Average Notional Amount (000)
Value Portfolio	$—	$14,365	(a)
Growth Portfolio	—	19,316	(a)
Institutional U.S. Portfolio	—	164,986	(a)
International Portfolio	14,864	11,217
Institutional International Portfolio	114,661	68,086
Emerging Markets Portfolio	20,482	14,375

Written Option Contracts:	Outstanding Notional Amount (000)	Monthly Average Notional Amount (000)
Value Portfolio	$—	$42,813	(a)
Growth Portfolio	—	57,255	(a)
Institutional U.S. Portfolio	—	481,938	(a)
International Portfolio	22,629	35,054
Institutional International Portfolio	138,392	199,759
Emerging Markets Portfolio	29,505	44,951

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	For the period July 1, 2021 through March 31, 2022.

Swap Agreements: Certain of the Portfolios may enter into swap agreements (“swaps”) for purposes of attempting to gain exposure to the securities making up an index without actually purchasing those instruments, to hedge a position or to gain exposure to a particular instrument or currency. A swap is a two-party contract entered into for periods ranging from one day to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or cleared through a third party, known as a clearing organization (“centrally cleared swap”). Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation or depreciation on swap agreements on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on swap agreements on the Statement of Assets and Liabilities.

Total Return Swaps: Certain of the Portfolios may enter into total return swaps to gain or mitigate exposure to the underlying securities or indices. In “long” total return swaps, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the swaps would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. The

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Notes to Financial Statements (continued) — June 30, 2022

Portfolio will agree to pay to the counterparty an amount equal to a fixed or floating rate of interest on the notional amount of the swaps plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Total return swaps do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a Portfolio’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate value at least equal to such accrued excess, is maintained at the broker-dealer or the Portfolio’s custodian. Until a total return swap is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the Portfolio on the notional amount is recorded as “change in unrealized appreciation/(depreciation) on swaps” and, when cash is exchanged, the gain or loss realized is recorded as “net realized gains/(losses) from swap transactions.” A Portfolio may enter into total return swaps that provide the opposite return of its benchmark index or security (“short” the index or security). Its operations are similar to those swaps disclosed above except that the counterparty pays interest to the Portfolio on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swaps plus, in certain instances, the Portfolio will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted against any unrealized appreciation or depreciation to determine the value of the swaps.

The primary risks associated with the use of swaps are an imperfect correlation between the prices of financial instruments and movements in the prices of the underlying investments and the inability of counterparties to perform under the agreement. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The Portfolio will bear the counterparty risk, i.e., the risk of loss of the net amount, if any, expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The counterparty risk for centrally cleared swap agreements is generally lower than for OTC swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members will satisfy obligations to the Portfolio. The unrealized gain or loss at June 30, 2022 is disclosed in the swap tables included in the Portfolios of Investments. The notional value of the swap agreements outstanding at June 30, 2022 and the month-end average notional amount for the year ended June 30, 2022 are detailed in the table below:

Total Return Swap Agreements:	Outstanding Notional Amount (000)	Monthly Average Notional Amount (000)
Emerging Markets Portfolio	$56,722	$64,959

L. Loan Participations and Assignments. Certain of the Portfolios may purchase participations in commercial loans. Loan participations typically will result in a Portfolio having a contractual relationship only with the lender, not with the borrower. A Portfolio will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a loan participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Portfolio will acquire loan participations only if the lender interpositioned between the Portfolio and the borrower is determined by the applicable Specialist Manager or the Adviser to be creditworthy. When a Portfolio purchases assignments from lenders, the Portfolio will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. Any such fees earned are recorded as a component of interest income on the Statements of Operations.

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Notes to Financial Statements (continued) — June 30, 2022

M. Securities Lending. Certain of the Portfolios may lend their portfolio securities to broker-dealers pursuant to a Master Securities Lending Agreement (“MSLA”) that requires the borrower to post collateral equal to at least the market value of the securities loaned, which is marked-to-market on a daily basis. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The Portfolios will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Portfolios pay various fees in connection with the investment of the collateral. Any voting rights, or rights to consent, relating to securities loaned, pass to the borrower. Currently cash collateral received by a Portfolio in securities lending transactions may only be invested in repurchase agreements or money market funds that invest in U.S. treasury obligations. A Portfolio bears the risk of such investments. Securities on loan at June 30, 2022 are presented in the Portfolios of Investments. The Portfolios pay the Securities Lending Agent fees based on the investment income received from securities lending activities as reflected on the Statements of Operations.

Cash collateral received from the borrower is recorded on the Statements of Assets and Liabilities as “Payable for collateral received on loaned securities.” Investments acquired with such cash collateral are reported in a manner consistent with other portfolio investments held by the Portfolios as an investment, at value on the Statements of Assets and Liabilities. The Portfolios may receive non-cash collateral in the form of securities such as U.S. treasuries, which the Portfolios may not sell or re-pledge and accordingly are not reflected on the Statements of Assets and Liabilities.

Securities lending transactions are entered into by a Portfolio under a MSLA which permits the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Portfolio to the same counterparty against amounts to be received and create a net payment due to or from the Portfolio.

The following table is a summary of the Portfolios’ securities lending transactions accounted for as secured borrowings, which are subject to offset under an MSLA, at June 30, 2022 (amounts in thousands):

Portfolio	Value of Securities on Loan	Value of Collateral Received*	Net Amount
Value Portfolio	$271	$271	$—
Growth Portfolio	354	354	—
Institutional U.S. Portfolio	1,192	1,192	—
Small Cap-Mid Cap Portfolio	171	171	—
Catholic SRI Growth Portfolio	20	20	—
Institutional International Portfolio	6,303	1,841	4,462
Emerging Markets Portfolio	610	99	511
U.S. Corporate Fixed Income Portfolio	386	386	—

Amounts designated as “—” are $0 or have been round to $0.

*

The actual collateral received may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the value of securities on loan as disclosed in the Portfolios of Investments and excludes any non-cash collateral received. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day.

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Notes to Financial Statements (continued) — June 30, 2022

Securities lending transactions as of June 30, 2022 (amounts in thousands):

	Remaining Contractual Maturity of the Collateral Held
Portfolio	Overnight and Continuous - Investment Companies		Total*
Value Portfolio	$284		$284
Growth Portfolio	368		368
Institutional U.S. Portfolio	1,232		1,232
Small Cap-Mid Cap Portfolio	180		180
Catholic SRI Growth Portfolio	21		21
Institutional International Portfolio	1,841		1,841
Emerging Markets Portfolio	99		99
Corporate Opportunities Portfolio	1,177	**	1,177
U.S. Corporate Fixed Income Portfolio	396		396

*

Excludes non-cash collateral received with a value of (amounts in thousands) $4, $5,299 and $687 for the Catholic SRI Growth Portfolio, Institutional International Portfolio and Emerging Markets Portfolio, respectively.

**	Represents collateral received from prior securities lending activity.

N. Recent Accounting Pronouncements. In march 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020 – 04”), “Reference Rate Reform (Topic 840): Facilitation of the Effects of Reference Rate Reform on Financial Reporting”, ASU 2020 – 04 provides the Portfolios with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g. LIBOR) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications, such as those within the scope of Topic 310 on receivables, to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. The Portfolios will consider this optional guidance prospectively, if applicable.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE CONTRACTS. The Trust has entered into investment advisory contracts (“Portfolio Management Contracts”) on behalf of each of the Portfolios with one or more investment management organizations (each, a “Specialist Manager”). For the Portfolio(s) it serves, each Specialist Manager is responsible for providing a continuous program of investment management for that portion of the Portfolio allocated to it and for placing all orders for the purchase and sale of securities and other instruments for such portion of the Portfolio. Except as noted, each Specialist Manager earns a fee, accrued daily and paid either monthly or quarterly, based on average daily net assets of that portion of the Portfolio managed.

For the year ended June 30, 2022, the Portfolios incurred the following investment advisory fees, before any applicable fee waivers, with respect to the services of the indicated Specialist Manager(s) as reflected on the Statements of Operations as “Advisory fees.” The following annual fee rates are applied to the portions of the Portfolios that are managed by the Specialist Managers in determining amounts earned, except as footnoted.

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Notes to Financial Statements (continued) — June 30, 2022

Value Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Echo Street Capital Management, LLC	$—	0.64	%(a)(b)
Frontier Capital Management Company, LLC	—	0.45	%(b)(c)
Mellon Investments Corporation (Index Strategy)	—	0.04	%(b)(d)
Mellon Investments Corporation (Factor Strategy)	—	0.065	%(b)(d)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	12	0.40	%(e)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(b)(f)
Parametric Portfolio Associates, LLC (Tax-Managed Custom Strategy)	537	0.08	%(g)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	55	2.42	%(h)
Total	$604	0.09%

Growth Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Echo Street Capital Management LLC	$—	0.64	%(a)(b)
Jennison Associates, LLC	603	0.30	%(i)
Mellon Investments Corporation (Index Strategy)	—	0.04	%(b)(d)
Mellon Investments Corporation (Factor Strategy)	—	0.065	%(b)(d)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	13	0.29	%(e)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(b)(f)
Parametric Portfolio Associates, LLC (Tax-Managed Custom Strategy)	535	0.08	%(g)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	55	1.09	%(h)
Total	$1,206	0.13%

Institutional U.S. Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Echo Street Capital Management LLC	$1,850	0.64	%(a)
Frontier Capital Management Company, LLC	—	0.45	%(b)(c)
Jennison Associates, LLC	308	0.30	%(i)
Mellon Investments Corporation (Index Strategy)	505	0.04	%(d)
Mellon Investments Corporation (Factor Strategy)	230	0.065	%(d)
Pacific Investment Management Company, LLC (Enhanced Index Strategy)	—	0.25	%(b)(y)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	174	0.07	%(e)
Parametric Portfolio Associates, LLC (Targeted Strategy)	34	0.06	%(f)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	55	0.24	%(h)
Wellington Management Company, LLP	566	0.75	%(j)
Total	$3,722	0.15%

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Notes to Financial Statements (continued) — June 30, 2022

Small Cap-Mid Cap Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Frontier Capital Management Company, LLC	$169	0.45	%(c)
Mellon Investments Corporation (Index Strategy)	—	0.04	%(b)(d)
Mellon Investments Corporation (Factor Strategy)	—	0.065	%(b)(d)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	13	0.25	%(e)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(b)(f)
Parametric Portfolio Associates, LLC (Tax-Managed Custom Strategy)	36	0.08	%(g)
Total	$218	0.25%

ESG Growth Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Agincourt Capital Management, LLC	$—	0.12	%(b)
Mellon Investments Corporation	135	0.10%
Parametric Portfolio Associates, LLC (Liquidity Strategy)	12	0.45	%(e)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(b)(f)
RBC Global Asset Management (U.K.) Limited	184	0.55	%(k)
Total	$331	0.19%

Catholic SRI Growth Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Agincourt Capital Management, LLC	$—	0.12	%(b)
Mellon Investments Corporation	30	0.10%
Parametric Portfolio Associates, LLC (Liquidity Strategy)	—	0.05	%(b)(e)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(b)(f)
Total	$30	0.10%

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Notes to Financial Statements (continued) — June 30, 2022

International Portfolio:

Specialist Manager	Amount Earned (000)	Fee
City of London Investment Management Company, Limited	$—	0.55	%(b)(l)
Mellon Investments Corporation (Developed Markets Strategy)	—	0.05	%(b)(m)
Mellon Investments Corporation (Developed Factor Strategy)	—	0.075	%(b)(m)
Mellon Investments Corporation (Emerging Markets Strategy)	—	0.13	%(b)(m)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	18	0.14	%(e)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(b)(f)
Parametric Portfolio Associates, LLC (Tax-Managed Custom Strategy)	519	0.08	%(g)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	66	1.38	%(h)
WCM Investment Management, LLC	—	0.85	%(b)(n)
Total	$603	0.09%

Institutional International Portfolio:

Specialist Manager	Amount Earned (000)	Fee
City of London Investment Management Company, Limited	$736	0.55	%(l)
Mellon Investments Corporation (Developed Markets Strategy)	436	0.05	%(m)
Mellon Investments Corporation (Developed Factor Strategy)	—	0.075	%(b)(m)
Mellon Investments Corporation (Emerging Markets Strategy)	—	0.13	%(b)(m)
Mellon Investments Corporation (Factor Strategy)	—	0.05	%(b)(m)
Pacific Investment Management Company, LLC	—	0.39	%(b)(o)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	71	0.08	%(e)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(b)(f)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	66	0.60	%(h)
WCM Investment Management, LLC	—	0.85	%(b)(n)
Total	$1,309	0.12%

Emerging Markets Portfolio:

Specialist Manager	Amount Earned (000)	Fee
City of London Investment Management Company, Limited	$—	1.00	%(b)(p)
Mellon Investments Corporation	837	0.13	%(m)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	40	0.09	%(e)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(b)(f)
Parametric Portfolio Associates, LLC (Tax-Managed Custom Strategy)	—	0.08	%(b)(g)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	66	0.82	%(h)
RBC Global Asset Management (U.K.) Limited	631	0.75	%(q)
XY Investments (HK) Limited	657	1.00	%(r)
Total	$2,231	0.26%

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Notes to Financial Statements (continued) — June 30, 2022

Core Fixed Income Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Agincourt Capital Management, LLC	$22	0.08%
Mellon Investments Corporation (U.S. Government, Mortgage and Asset Backed Strategy)	20	0.06%
Mellon Investments Corporation (Corporate Strategy)	—	0.15	%(b)
Pacific Investment Management Company, LLC	—	0.25	%(b)(s)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	—	N/A	(b)(t)
Total	$42	0.07%

Corporate Opportunities Portfolio:

Specialist Manager	Amount Earned (000)	Fee
City of London Investment Management Company, Limited	$—	0.45	%(b)
Fort Washington Investment Advisors, Inc.	—	0.20	%(b)(u)
Mellon Investments Corporation	—	0.25	%(b)
Pacific Investment Management Company, LLC	—	0.45	%(b)(v)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	186	0.07	%(e)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(b)(f)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	—	N/A	(b)(h)
Western Asset Management Company, Ltd.	—	0.75	%(b)
Total	$186	0.06%

U.S. Government Fixed Income Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Mellon Investments Corporation	$166	0.06%
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	5	0.04	%(t)
	$171	0.06%

U.S. Corporate Fixed Income Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Agincourt Capital Management, LLC	$191	0.08%
Mellon Investments Corporation	—	0.15	%(b)
Pacific Investment Management Company, LLC	—	0.60	%(b)(w)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	—	N/A	(b)(t)
Total	$191	0.07%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2022

U.S. Mortgage/Asset Backed Fixed Income Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Mellon Investments Corporation	$119	0.06%
Pacific Investment Management Company, LLC	—	0.60	%(b)(w)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	—	N/A	(b)(t)
	$119	0.06%

Short-Term Municipal Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Breckinridge Capital Advisors, Inc.	$182	0.125%

Intermediate Municipal Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Breckinridge Capital Advisors, Inc.	$—	0.125	%(b)
City of London Investment Management Company, Limited	—	0.45	%(b)
Insight North America LLC	618	0.16	%(x)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	—	N/A	(b)(t)
Total	$618	0.16%

Intermediate Municipal II Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Breckinridge Capital Advisors, Inc.	$80	0.125%
City of London Investment Management Company, Limited	89	0.45%
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	—	N/A	(b)(t)
Total	$169	0.19%

Amounts designated as “—” are $0 or have been rounded to $0.

(a)

Echo Street Capital Management LLC (“Echo Street”) receives a fee based on the average daily net assets, payable quarterly, of that portion of assets managed by Echo Street, at the annual rate of 0.85% of the first $50 million of Combined Assets (as defined below); 0.70% of the next $50 million of Combined Assets; 0.60% of the next $100 million of Combined Assets; and 0.55% of Combined Assets in excess of $200 million.

“Combined Assets” shall mean the sum of: the net assets of each portion of the Value Portfolio, Growth Portfolio, and Institutional U.S. Portfolio allocated to Echo Street.

(b)	Specialist Manager approved by the Board but a strategy to which no assets were allocated during the period ended June 30, 2022.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2022

(c)

Frontier Capital Management Company, LLC (“Frontier”) receives a fee based on the average daily net assets of that portion of assets managed by Frontier, at an annual rate of 0.45% on the first $90 million of the Combined Assets (as defined below) and 0.75% of Combined Assets exceeding $90 million.

“Combined Assets” shall mean the sum of: the net assets of that portion managed by Frontier in the Value Portfolio, Institutional U.S. Portfolio, Small Cap-Mid Cap Portfolio, and the net assets invested in the same strategy as the Portfolios that are managed by Frontier for certain other clients of the Trust’s primary adviser.

(d)

For assets allocated to an Index Strategy, for so long as the Combined Assets (as defined below) are greater than $2 billion, Mellon Investments Corporation (“Mellon”) receives a fee at the annual rate of 0.04% of the average daily net assets of the Account. If the Combined Assets are reduced to $2 billion or less due to withdrawals or redemptions, beginning with the start of the first calendar year following the date on which such withdrawals or redemptions reduced such Combined Assets to $2 billion or less, the fee shall be calculated based on average daily net assets of the Account at annual rate of 0.065%. Index Strategy shall mean a portfolio wherein the Portfolio Manager seeks to approximate, over the long term, the performance of a specific market index.

For assets allocated to a Factor Strategy, for so long as the Combined Assets are greater than $2 billion, the fee shall be at the annual rate of 0.065% of the average daily net assets of the Account. If the Combined Assets are reduced to $2 billion or less due to withdrawals or redemptions, beginning with the start of the first calendar year following the date on which such withdrawal or redemption reduced such Combined Assets to $2 billion or less, the fee shall be calculated based on average daily net assets of the Account at annual rate of 0.075%. Factor Strategy shall mean a portfolio wherein the Portfolio Manager seeks to implement a strategy developed by Hirtle Callaghan & Co. or an affiliate with the objective of obtaining exposure to one or more factors such as value or quality within the U.S. equity markets.

“Combined Assets” shall mean the sum of: the net assets managed by Mellon in the Value Portfolio, Growth Portfolio, Institutional U.S. Portfolio, Small Cap-Mid Cap Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by Mellon using these strategies in other investment advisory accounts for which HC Capital Solutions serves as investment adviser.

(e)

With respect to its Liquidity Strategy, Parametric Portfolio Associates, LLC (“Parametric”), a part of the asset management division of Morgan Stanley Investment Management, receives a fee, which shall be calculated daily and payable monthly in arrears, at an annual rate of 0.15% of the first $50 million of the Combined Liquidity Assets (as defined below); 0.10% of the next $100 million of Combined Liquidity Assets; and 0.05% of Combined Liquidity Assets over $150 million. Parametric is also entitled to receive a flat fee of $10,000 per year for each Portfolio. One Twelfth of the flat fee with respect to any given Portfolio will be waived with respect to each calendar month during which no Portfolio assets were allocated to the Liquidity Strategy in that Portfolio.

“Combined Liquidity Assets” shall mean the sum of: the net assets of that portion of each Portfolio managed by Parametric for investment in its Liquidity Strategy.

(f)

With respect to its Targeted Strategy, Parametric receives a fee, which shall be calculated daily and payable in arrears at the rate of 0.05%. Parametric is also entitled to receive a flat fee of $5,000 per year for each Portfolio, provided that such fee will be waived with respect to each calendar year during which no Portfolio assets were allocated to the Targeted Strategy in that Portfolio.

(g)

With respect to its Tax-Managed Custom Strategy, Parametric receives a fee, which shall be calculated daily and payable in arrears at the annual rate of 0.10% of the first $250 million of the Combined Tax-Managed Custom Strategy Assets (as defined below); 0.09% of the next $250 million of the Combined Tax-Managed Custom Strategy Assets; 0.08% of the next $500 million of the Combined Tax-Managed Custom Strategy Assets; and 0.07% of the Combined Tax-Managed Custom Strategy Assets over $1 billion.

“Combined Tax-Managed Custom Strategy Assets” shall mean the sum of: the net assets of that portion of each of the other Portfolios of the Trust allocated to Parametric from time to time for investment in their Tax-Management Custom Core Strategy.

(h)

With respect to its Options Overlay Strategy, Parametric receives a fee, which shall be calculated daily and payable in arrears, of $5,500 per calendar month for each equity Portfolio, provided that such fee will be waived with respect to each calendar month during which no Portfolio assets were allocated to the Options Overlay Strategy in that Portfolio.

(i)

Jennison Associates LLC (“Jennison”) is entitled to receive an annual fee of no more than 0.30% of average daily net assets of that portion of the Growth Portfolio and Institutional U.S. Portfolio allocated to Jennison (the “Jennison Accounts”). While the rate at which Jennison’s fee for managing the Portfolios will not exceed 0.30%, the fee may decrease based on the aggregate market value of the Jennison Accounts and certain other assets managed by Jennison (which may pay fees exceeding 0.30%) for the benefit of certain investors who are clients of the Trust’s primary adviser at the following annual rates:

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2022

— 0.75% on the first $10 million;

— 0.50% on the next $30 million;

— 0.35% on the next $25 million;

— 0.25% on the next $335 million;

— 0.22% on the next $600 million;

— 0.20% on the next $4 billion; and

— 0.25% on the balance

(j)

Wellington Management Company, LLP (“Wellington”) receives a fee, which shall be payable monthly in arrears of 0.75% of the average daily net assets of the first $50 million of the Combined Assets (as defined below). On Combined Assets over $50 million, the fee shall be at the annual rate of 0.65% of the Combined Assets.

“Combined Assets” shall mean the sum of: the net assets of the Institutional U.S. Portfolio and assets in the same investment strategy as the Portfolio that are managed by Wellington for certain other clients of the Trust’s primary adviser.

(k)

RBC Global Asset Management (U.K.) Limited (“RBC”) receives a fee based on the average daily net assets, payable monthly, of that portion of assets managed by RBC, at the annual rate of 0.55% of the first $50 million; 0.50% of the next $50 million; and 0.45% exceeding $100 million.

(l)

City of London Investment Management Company, Limited (“CLIM”) receives a fee, which shall be calculated daily and payable monthly in arrears at the annual rate of 0.80% of the first $50 million of the Combined Assets (as defined below) and 0.40% of the Combined assets exceeding $50 million.

“Combined Assets” shall mean the sum of: the average daily net assets managed by CLIM in the International Portfolio and the Institutional International Portfolio; and the net assets invested in the same strategy as the Portfolios that are managed by CLIM for certain other clients of the Trust’s primary adviser.

(m)

For its services to the International Portfolio, Institutional International Portfolio and Emerging Markets Portfolio, Mellon receives differing fees from each Portfolio with respect to each of Mellon’s Developed Index Strategy, Developed Factor Strategy, and Emerging Markets Strategy calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it.

For assets allocated to a Developed Index Strategy (the “Index Account”), for so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.05% of the average daily net assets of the Index Account. If the Combined Assets are reduced to $2 billion or less due to withdrawals or redemptions, beginning with the start of the first calendar year following the date on which such withdrawal or redemption reduced such Combined Assets to $2 billion or less, the fee shall be calculated based on average daily net assets of the Index Account at an annual rate of 0.06%.

For assets allocated to a Developed Factor Strategy (the “Factor Account”), for so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.075% of the average daily net assets of the Factor Account. If the Combined Assets are reduced to $2 billion or less due to withdrawals or redemptions, beginning with the start of the first calendar year following the date on which such withdrawal or redemptions reduced such Combined Assets to $2 billion or less, the fee shall be calculated based on average daily net assets of the Account at an annual rate of 0.085%.

For assets allocated to an Emerging Markets Strategy (the “EM Account”), for so long as the aggregate assets allocated to Mellon for all of its passive equity mandates (including accounts for other clients of the Advisor and certain of its affiliates besides the Trust) exceed $2 billion, the fee shall be at the annual rate of 0.13% of the average daily net assets of the EM Account. Should these aggregate assets fall below $2 billion; the fee will be calculated at an annual rate of 0.15% for those assets allocated to emerging markets strategies.

The term “Combined Assets” means the sum of: (i) the net assets of the Value Portfolio, Growth Portfolio, Institutional U.S. Portfolio, Small Cap-Mid- Cap Portfolio, International Portfolio, Institutional International Portfolio and the Emerging Markets Portfolio of the Trust (“collectively the “Trust Portfolios”) managed by the Mellon; and (ii) the net assets of each other investment advisory account for which HC Capital Solutions or one of its affiliates serves as investment adviser and for which Mellon provides portfolio management services using the strategies employed in Trust Portfolios.

(n)

WCM Investment Management, LLC (“WCM”) received a fee, which was calculated daily and payable monthly in arrears at the annual rate of 0.85% of the first $100 million of the Combined Assets (as defined below) and 0.75% of Combined Assets exceeding $100 million.

“Combined Assets” shall mean the sum of: the net assets of that portion managed by WCM in the International Portfolio and the Institutional International Portfolio.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2022

WCM’s Portfolio Management Agreement was terminated on August 19, 2021.

(o)

Pacific Investment Management Company, LLC (“PIMCO”) receives a fee, which shall be payable monthly in arrears, at an annual rate of 0.39% on the month-end net assets subject to proration of contributions or withdrawals on daily net flows in excess of 1% of the month-end net assets.

PIMCO’s Portfolio Management Agreement expired on June 30, 2022.

(p)

CLIM receives a fee, which shall be calculated daily and payable quarterly in arrears at the annual rate of 1.00% of the first $100 million of the Combined Assets (as defined below); 0.80% of the next $100 million of Combined Assets; and 0.50% of Combined Assets exceeding $200 million.

“Combined Assets” shall mean the sum of: the average daily net assets managed by CLIM in the Portfolio and the net assets invested in the same strategy as the Portfolio that are managed by CLIM for certain other clients of the Trust’s primary adviser.

(q)

RBC received a fee, which was payable quarterly in arrears at the annual rate of 0.80% of the first $100 million of the Combined Assets (as defined below); 0.65% of the next $150 million of Combined Assets; and 0.60% of Combined Assets in excess of $250 million.

RBC’s Portfolio Management Agreement was terminated on May 10, 2022.

“Combined Assets” shall mean the sum of: (i) the net assets of the Account; and (ii) the net assets of each other investment advisory account for which Hirtle Callaghan & Co. serves as investment adviser and for which Portfolio Manager provides portfolio management services (“Other Hirtle Accounts”) using the same strategies as employed for the Account.

(r)

XY Investments (HK) Limited receives a fee, which shall be payable monthly in arrears at the annual rate of 1.00% of the average daily net assets of the Account. The annual rate shall be reduced to 0.90% once the assets under management with respect to the Portfolio Manager’s and its affiliates Offshore Strategy (as defined below) exceeds $2 billion.

“Offshore Strategy” shall mean any vehicle, fund, account or other product utilizing a quantitative enhanced index investment strategy of investing in a China A-share market, but excluding any vehicle, fund, account or product dedicated solely to the Portfolio Manager’s Shanghai business.

(s)

PIMCO receives a fee, which shall be payable monthly in arrears, at an annual rate of 0.25% on the month-end net assets subject to proration for contributions and withdrawals on daily net flows in excess of 1% of the month-end net assets.

PIMCO’s Portfolio Management Agreement expired on June 30, 2022.

(t)

With respect to its Options Overlay Strategy, Parametric receives a fee, which shall be calculated daily and payable in arrears, of $4,500 per calendar month for each fixed income Portfolio, provided that such fee will be waived with respect to the calendar month during which no Portfolio assets were allocated to the Options Overlay Strategy in that Portfolio.

(u)

Fort Washington Investment Advisors, Inc. (“Fort Washington”) receives a fee, which shall be payable quarterly in arrears. For so long as the Combined Assets (as defined below) are greater than $200 million, the fee shall be at the annual rate of 0.20% of the Combined Assets. If the Combined Assets are reduced to $200 million or less due to withdrawals or redemptions, beginning with the first calendar quarter following the date of such withdrawals or redemptions, the fee shall be based on 0.40% of the first $25 million of the Combined Assets, 0.375% of the next $25 million of the Combined Assets, 0.3375% of the next $50 million of the Combined Assets, 0.25% of the next $100 million of the Combined Assets, and 0.20% exceeding $200 million.

“Combined Assets” shall mean the sum of: the net assets managed by Fort Washington in the Portfolio and the net assets invested in the same strategy as the Portfolio that are managed by Fort Washington for the benefit of certain investors who are clients of the Trust’s primary adviser.

(v)

PIMCO receives a fee, which shall be payable monthly in arrears, at an annual rate of 0.45% on the month-end net assets subject to proration for contributions or withdrawals on daily net flows in excess of 1% of the month-end net assets.

PIMCO’s Portfolio Management Agreement expired on June 30, 2022.

(w)

PIMCO receives a fee, which shall be payable monthly in arrears, at an annual rate of 0.60% on the month-end net assets subject to proration for contributions or withdrawals on daily net flows in excess of 1% of the month-end nets assets.

PIMCO’s Portfolio Management Agreement expired on June 30, 2022.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2022

(x)

Insight North America LLC (“Insight”) receives a fee, which shall be calculated daily and payable quarterly, at an annual rate of 0.25% for the first $100 million of the Combined Assets (as defined below); and 0.15% of the Combined Assets exceeding $100 million. Insight is entitled to receive a fee at an annual rate not to exceed 0.20% of the Combined Assets.

(y)	PIMCO’s Portfolio Management Agreement expired on June 30, 2022.

“Combined Assets” shall mean the sum of: the net assets managed by Insight in the Portfolio and the net assets invested in the same strategy as the Portfolio that are managed by Insight for the benefit of certain investors who are clients of the Trust’s primary adviser.

Pursuant to discretionary investment advisory agreements between the Trust and the Adviser, the Adviser is paid a fee which is accrued daily and paid monthly at an annual rate of 0.05% of average daily net assets per Portfolio. The fees that the Adviser receives are listed as “Management fees” on the Statements of Operations. The Adviser continuously monitors the performance of various investment management organizations, including the Specialist Managers retained by the Trust, and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. The Adviser is also authorized to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time without additional authorization of the Board. In addition, the Adviser makes its officers available to serve as officers and/or Trustees of the Trust, and maintains office space sufficient for the Trust’s principal office. The Securities and Exchange Commission has issued an order that permits the Trust to enter into portfolio management agreements with Specialist Managers upon the approval of the Board but without submitting such contracts for the approval of the shareholders of the relevant Portfolio under certain circumstances.

Citi Fund Services Ohio, Inc. (“Citi”) provides the Portfolios with administrative and fund accounting services. The fees for these services are disclosed as “Administrative service fees” on the Statements of Operations. The fees are accrued daily and payable on a monthly basis at an annual rate of 0.0506% of the Trust’s Portfolios’ average daily net assets up to $6 billion; 0.0047% of the Trust’s Portfolios’ average daily net assets between $6 billion and $12 billion; and 0.0276% of average daily net assets in excess of $12 billion. Citi receives additional fees paid by the Trust for compliance services, regulatory reporting services and reimbursement of certain expenses.

FIS Investor Services LLC, a wholly-owned subsidiary of Fidelity National Information Services, provides dividend and capital gains disbursing agent and transfer agency services. The fees for these services are disclosed as “Transfer agent fees” on the Statements of Operations. The fees are accrued daily and payable on a monthly basis at an annual rate of 0.0034% of the Trust’s Portfolios’ average daily net assets up to $6 billion; 0.0003% of the Trust’s Portfolios’ average daily net assets between $6 billion and $12 billion; and 0.0019% of average daily net assets in excess of $12 billion.

The Trust has adopted a Distribution Plan for the HC Advisors Shares under which the Adviser may receive compensation for distribution services. Under the Distribution Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, the Adviser is entitled to receive a fee of up to 0.25% annually of the average daily net assets attributable to the HC Advisors Shares. The Adviser has voluntarily waived all fees associated with the Distribution Plan through June 30, 2022 and there is no current intention to collect such a fee in the future.

Ultimus Fund Distributors, LLC (“Ultimus”) provides certain distribution services to the Trust. Ultimus receives an annual fee of $50,000 for performing the services listed under its agreement with the Trust. None of Ultimus’ duties under its agreement are primarily intended to result in the sale of Trust shares.

Foreside Fund Officer Services LLC provides CCO services to the Trust pursuant to a Compliance Services Agreement assigned to Foreside effective December 7, 2021 by Alaric Compliance Services LLC (“Alaric”) following Foreside Financial Group, LLC’s acquisition of Alaric. Through June 30, 2022 the Trust paid an annual fee of $164,000 for such services.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2022

4. PURCHASE AND SALE TRANSACTIONS. The aggregate cost of purchases and proceeds from sales of investment securities, other than long-term U.S. government securities, TBA securities and short-term securities, for the year ended June 30, 2022 were as follows (amounts in thousands):

Portfolio	Purchases	Sales
Value Portfolio	$51,788	$67,327
Growth Portfolio	105,479	193,404
Institutional U.S Portfolio	913,083	900,911
Small Cap-Mid Cap Portfolio	52,437	57,284
ESG Growth Portfolio	20,499	17,366
Catholic SRI Growth Portfolio	7,206	8,459
International Portfolio	122,372	177,892
Institutional International Portfolio	230,814	308,448
Emerging Markets Portfolio	155,850	150,780
Core Fixed Income Portfolio	9,570	8,040
Corporate Opportunities Portfolio	5,647	16,827
U.S. Government Fixed Income Portfolio	161,155	—
U.S. Corporate Fixed Income Portfolio	97,028	73,484
U.S. Mortgage/Asset Backed Fixed Income Portfolio	1,854	2,407
Short-Term Municipal Portfolio	44,943	45,457
Intermediate Municipal Portfolio	45,429	24,796
Intermediate Municipal II Portfolio	32,455	18,238

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended June 30, 2022 were as follows (amounts in thousands):

Portfolio	Purchases	Sales
Core Fixed Income Portfolio	$9,502	$11,999
U.S. Government Fixed Income Portfolio	389,109	124,499
U.S. Mortgage/Asset Backed Fixed Income Portfolio	74,454	44,500

5. FEDERAL INCOME TAXES. It is the policy of each Portfolio to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve it (but not the shareholders) from all, or substantially all, federal income taxes. The Portfolios may, under certain circumstances, utilize equalization accounting for tax purposes by designating earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing each Portfolio’s tax returns to determine whether it is more likely than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a tax authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally the last three tax year ends 2019 to 2021, and the interim tax period since then). The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability and, therefore, there is no impact to the Portfolios’ financial statements. Furthermore, management of the Portfolios is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2022

A. As of June 30, 2022, the cost basis of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows (amounts in thousands):

Portfolio	Tax Cost of Investments	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Unrealized Appreciation/ (Depreciation)
Value Portfolio	$303,898	$281,690	$(1,307)	$280,383
Growth Portfolio	262,693	445,802	(6,856)	438,946
Institutional U.S. Portfolio	1,761,332	575,129	(122,846)	452,283
Small Cap-Mid Cap Portfolio	44,695	25,510	(1,049)	24,461
ESG Growth Portfolio	120,733	33,862	(11,761)	22,101
Catholic SRI Growth Portfolio	17,562	6,460	(1,546)	4,914
International Portfolio	389,848	146,280	(13,077)	133,203
Institutional International Portfolio	769,921	112,174	(109,202)	2,972
Emerging Markets Portfolio	623,907	121,910	(105,618)	16,292
Core Fixed Income Portfolio	63,575	43	(5,350)	(5,307)
Corporate Opportunities Portfolio	252,477	—	(105)	(105)
U.S. Government Fixed Income Portfolio	652,669	303	(26,081)	(25,778)
U.S. Corporate Fixed Income Portfolio	284,428	9	(28,601)	(28,592)
U.S. Mortgage/Asset Backed Fixed Income Portfolio	246,575	291	(15,971)	(15,680)
Short-Term Municipal Portfolio	141,613	149	(3,289)	(3,140)
Intermediate Municipal Portfolio	382,121	647	(15,602)	(14,955)
Intermediate Municipal II Portfolio	92,631	201	(6,874)	(6,673)

Amounts designated as “—” are $0 or have been rounded to $0.

The tax cost of investments includes the cost of securities, proceeds received from TBA sales commitments and any upfront premiums paid or received on derivatives, as applicable. The tax unrealized appreciation/depreciation amounts include securities, TBA sales commitments and derivatives that are not considered realized for tax purposes, as applicable.

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, the difference between book and tax accretion methods for market discount, derivatives, and in-kind purchases by investors that, for tax purposes, created a controlling interest in a Portfolio.

B. Tax Characteristics of Distributions Paid

The tax characteristics of distributions paid during the fiscal years ended June 30, 2022 and June 30, 2021, respectively, were as follows (amounts in thousands):

	Distributions Paid From:
Year Ended June 30, 2022	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
Value Portfolio	$7,920	$3,702	$11,622	$—	$11,622
Growth Portfolio	11,760	68,421	80,181	—	80,181
Institutional U.S. Portfolio	151,089	420,019	571,108	—	571,108
Small Cap-Mid Cap Portfolio	306	6,243	6,549	—	6,549
ESG Growth Portfolio	3,983	4,129	8,112	—	8,112
Catholic SRI Growth Portfolio	525	10,067	10,592	—	10,592
International Portfolio	24,441	—	24,441	—	24,441
Institutional International Portfolio	73,315	43,751	117,066	—	117,066
Emerging Markets Portfolio	17,632	—	17,632	—	17,632
Core Fixed Income Portfolio	1,238	588	1,826	—	1,826
Corporate Opportunities Portfolio	21,358	9,479	30,837	—	30,837

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2022

	Distributions Paid From:
Year Ended June 30, 2022	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
U.S. Government Fixed Income Portfolio	$4,982	$1,533	$6,515	$—	$6,515
U.S. Corporate Fixed Income Portfolio	8,108	10,005	18,113	—	18,113
U.S. Mortgage/Asset Backed Fixed Income Portfolio	4,032	—	4,032	—	4,032
Short-Term Municipal Portfolio	82	38	120	1,108	1,228
Intermediate Municipal Portfolio	13	653	666	5,810	6,476
Intermediate Municipal II Portfolio	243	851	1,094	1,734	2,828

	Distributions Paid From:
Year Ended June 30, 2021	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
Value Portfolio	$7,690	$—	$7,690	$—	$7,690
Growth Portfolio	7,897	42,952	50,849	—	50,849
Institutional U.S. Portfolio	68,946	93,578	162,524	—	162,524
Small Cap-Mid Cap Portfolio	216	82	298	—	298
ESG Growth Portfolio	2,021	1,665	3,686	—	3,686
Catholic SRI Growth Portfolio	786	—	786	—	786
International Portfolio	16,434	—	16,434	—	16,434
Institutional International Portfolio	24,462	—	24,462	—	24,462
Emerging Markets Portfolio	10,399	—	10,399	—	10,399
Core Fixed Income Portfolio	1,365	792	2,157	—	2,157
Corporate Opportunities Portfolio	394	—	394	—	394
U.S. Government Fixed Income Portfolio	7,087	7,412	14,499	—	14,499
U.S. Corporate Fixed Income Portfolio	9,924	7,963	17,887	—	17,887
U.S. Mortgage/Asset Backed Fixed Income Portfolio	4,715	—	4,715	—	4,715
Short-Term Municipal Portfolio	—	11	11	1,334	1,345
Intermediate Municipal Portfolio	1	289	290	6,522	6,812
Intermediate Municipal II Portfolio	2	114	116	1,521	1,637

Amounts designated as “—” are $0 or have been rounded to $0.

*	Total distributions paid may differ from what appears in the Statements of Changes in Net Assets because dividends for tax purposes are recognized when actually paid.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2022

C. Components of Accumulated Earnings

As of June 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

Portfolio	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses		Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)*
Value Portfolio	$259	$2,531	$2,790	$—	$(15,692	)(a)	$280,383	$267,481
Growth Portfolio	42	45,036	45,078	—	(26,819	)(a)	438,946	457,205
Institutional U.S. Portfolio	—	116,175	116,175	—	(243,693	)(a)	452,282	324,764
Small Cap-Mid Cap Portfolio	—	19	19	—	(2,985)		24,461	21,495
ESG Growth Portfolio	—	54	54	—	(286)		22,084	21,852
Catholic SRI Growth Portfolio	—	74	74	—	(16)		4,912	4,970
International Portfolio	—	—	—	—	(90,059	)(a)	133,241	43,182
Institutional International Portfolio	360	226	586	—	(38,779)		2,651	(35,542)
Emerging Markets Portfolio	6,949	—	6,949	—	(76,645)		14,008	(55,688)
Core Fixed Income Portfolio	23	—	23	—	(473)		(5,307)	(5,757)
Corporate Opportunities Portfolio	204	—	204	—	(29,995)		(105)	(29,896)
U.S. Government Fixed Income Portfolio	709	11	720	(539)	(264)		(25,778)	(25,861)
U.S. Corporate Fixed Income Portfolio	354	—	354	(194)	(558)		(28,592)	(28,990)
U.S. Mortgage/Asset Backed Fixed Income Portfolio	223	—	223	(123)	(16,383)		(15,680)	(31,963)
Short-Term Municipal Portfolio	44	—	44	(12)	(925)		(3,140)	(4,033)
Intermediate Municipal Portfolio	130	—	130	(43)	(724)		(14,955)	(15,592)
Intermediate Municipal II Portfolio	12	—	12	(13)	(159)		(6,673)	(6,833)

Amounts designated as “—” are $0 or have been rounded to $0.

*

Total accumulated earnings/(deficit) may differ from the total distributable earnings amounts reported in the Statements of Assets and Liabilities due to certain temporary differences between book-basis and tax-basis.

(a)

Includes $15,692, $26,819, $230,025, $26,997 of straddle losses which were deferred for the Value Portfolio, Growth Portfolio, Institutional U.S. Portfolio and International Portfolio, respectively (amounts in thousands).

D. Capital Loss Carryforwards

As of their tax year ended June 30, 2022, the following Portfolios had capital loss carryforwards which do not expire, as summarized below (amounts in thousands):

Portfolio	Short-Term Amount	Long-Term Amount	Total
Institutional U.S. Portfolio	$4,246	$9,423	$13,669
International Portfolio	62,212	—	62,212
Emerging Markets Portfolio	49,576	27,069	76,645
U.S. Mortgage/Asset Backed Fixed Income Portfolio	6,130	10,253	16,383

Amounts designated as “—” are $0 or have been rounded to $0.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2022

E. Deferred Losses

Under current tax law, capital losses and specified ordinary losses realized after October 31 or non-specified ordinary losses realized after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. The following Portfolios had net deferred losses, which will be treated as arising on the first day of the fiscal year ended June 30, 2023 (amounts in thousands):

Portfolio	Post-October Capital Losses	Last Year Ordinary Losses
Small Cap-Mid Cap Portfolio	$ 2,985	$ —
ESG Growth Portfolio	169	117
Catholic SRI Growth Portfolio	—	16
International Portfolio	—	850
Institutional International Portfolio	18,550	20,229
Core Fixed Income Portfolio	473	—
Corporate Opportunities Portfolio	29,995	—
U.S. Government Fixed Income Portfolio	264	—
U.S. Corporate Fixed Income Portfolio	558	—
Short-Term Municipal Portfolio	925	—
Intermediate Municipal Portfolio	724	—
Intermediate Municipal II Portfolio	159	—

F. Book-To-Tax Differences

Distributions are based on amounts calculated in accordance with applicable federal tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature (e.g., net operating losses, reclassification of bond discount and premium, equalization accounting, treatment of gains and losses relating to foreign currency transactions, distribution re-characterization, in-kind redemptions and differing treatment of income relating to swap agreements), such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows (amounts in thousands):

Portfolio	Paid-In Capital	Distributable Earnings/ (Loss)
Value Portfolio	$ 27	$ (27)
Growth Portfolio	4,557	(4,557)
Institutional U.S. Portfolio	60,927	(60,927)
Small Cap-Mid Cap Portfolio	13	(13)
U.S. Corporate Fixed Income Portfolio	(3)	3
Intermediate Municipal Portfolio	(289)	289

6. RISK CONSIDERATIONS.

Market Risk — Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural environmental, or man-made disasters; financial, political, or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2022

fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions, and the market in general, in ways that cannot necessarily be foreseen. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

Credit Risk — Credit risk is the risk that an issuer (or in the case of certain securities, the guarantor or counterparty) will be unable to make principal and interest payments when due. The creditworthiness of an issuer may be affected by a number of factors, including the financial condition of the issuer (or guarantor) and, in the case of foreign issuers, the financial condition of the region.

Foreign Investment Risk — Investments in securities issued by non-U.S. companies and non-U.S. governments and their agencies may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. In addition, risks associated with foreign investments may be intensified in the case of investments in emerging-market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations.

Options Risk — Purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. If the Portfolio writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option’s exercise price. If this occurs, the option could be exercised and the portfolio would be forced to buy the underlying security or futures contract at a higher price than its current market value. When a Portfolio purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

Options Writing Strategy Risk — If the Index appreciates or depreciates sufficiently over the period to offset the new premium from the written option on that index, a net loss will result. In addition, the value of the index substitute is subject to change as the values of the component securities fluctuate. The performance of the index substitute may not exactly match the performance of the index. An index substitute reflects the underlying risks of the index and index substitute options are subject to the same risks as index options.

Floating Rate Investments Risk — Coupon rates on these investments are floating, not fixed, and are tied to a benchmark lending rate, such as the London Interbank Offered Rate or “LIBOR”. The risks associated with floating rate loans are similar to the risks of below investment grade securities. Adverse changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. The sale and purchase of a bank loan are subject to the requirements of the underlying credit agreement governing such bank loan. These requirements may limit the eligible pool of potential bank loan holders by placing conditions or restrictions on sales and purchases of bank loans. Further, bank loans are not traded on an exchange and purchasers and sellers of bank loans rely on market makers, usually the administrative agent for a particular bank loan, to trade bank loans. These factors, in addition to overall market volatility, may negatively impact the liquidity of loans. Difficulty in selling a floating rate loan may result in a loss. Borrowers may pay back principal before the scheduled due date when interest rates decline, which may require the Portfolio to replace a particular loan with a lower-yielding security. There may be less extensive public information available with respect to loans than for rated, registered or exchange listed securities. The Portfolio may assume the credit risk of the primary lender in addition to the borrower, and investments in loan assignments may involve the risks of being a lender. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Portfolio or the financial instruments in which the Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the

HC CAPITAL TRUST

Notes to Financial Statements (concluded) — June 30, 2022

usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the phase out effective date. Management is still evaluating the impact to the Portfolios of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.

Loan Participation Risk — Loan participations typically will result in a Portfolio having a contractual relationship only with the lender, not with the borrower. In connection with purchasing loan participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. A Portfolio may have difficultly disposing of loan participations as the market for such instruments is not highly liquid.

7. SIGNIFICANT SHAREHOLDERS.

Shareholders, including other funds, individuals, accounts, as well as the Portfolio’s investment manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following table includes the Portfolios which had individual shareholder accounts with ownership of voting securities greater than 10% of the total outstanding voting securities but less than 25% and/or accounts with ownership of voting securities greater than 25% of the total outstanding voting securities.

Portfolio	Number of shareholders with ownership of voting securities of the Portfolio greater than 10% and less than 25% of the total Portfolio’s outstanding voting securities	Number of shareholders with ownership of voting securities of the Portfolio greater than 25% of the total Portfolio’s outstanding voting securities
Institutional U.S. Portfolio	1	—
Small Cap-Mid Cap Portfolio	1	1
ESG Growth Portfolio	—	1
Catholic SRI Growth Portfolio	—	2
Institutional International Portfolio	1	—
Emerging Markets Portfolio	1	—
U.S. Government Fixed Income Portfolio	1	—
U.S. Corporate Fixed Income Portfolio	1	—
U.S. Mortgage/Asset Backed Fixed Income Portfolio	—	1

8. CONCENTRATION OF INVESTMENTS.

As of June 30, 2022, the Corporate Opportunities Portfolio’s investment in the State Street Institutional Treasury Plus Money Market Fund represented greater than 25% of the Portfolio’s net assets. The financial statements of the State Street Institutional Treasury Plus Money Market Fund can be found by accessing the fund’s website at http://www.ssga.com.

9. SUBSEQUENT EVENTS.

Management has evaluated subsequent events through the date these financial statements were issued.

Effective August 18, 2022, the Board approved Portfolio Management Agreements between the Trust and RhumbLine Advisers, LP for the Institutional U.S. Portfolio and the Institutional International Portfolio and between the Trust and MacKay Shields LLC for the Corporate Opportunities Portfolio.

Effective August 23, 2022, the Board terminated the Portfolio Management Agreement between the Trust and Frontier Capital Management Company, LLC for the Value Portfolio, the Institutional U.S. Portfolio and the Small Cap-Mid Cap Portfolio.

Based on the evaluation, no additional disclosures or adjustments were required to the financial statements as of June 30, 2022.

D +1 215 561 4200
F +1 215 561 1066

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Opinions on the financial statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The U.S. Government Fixed Income Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, The Short-Term Municipal Bond Portfolio, The Intermediate Term Municipal Bond Portfolio, and The Intermediate Term Municipal Bond II Portfolio (collectively constituting HC Capital Trust, hereafter referred to as the "Portfolios") as of June 30, 2022, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period ended June 30, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolios as of June 30, 2022, and the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the two years in the period ended June 30, 2022, in conformity with accounting principles generally accepted in the United States of America. The accompanying financial highlights for each of the three years in the period ended June 30, 2020, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated August 25, 2020.

GT.COM

Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

Grant Thornton

Basis for opinions

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Grant Thornton LLP

We have served as the auditor of one or more investment companies in the HC Capital Trust since 2021.

Philadelphia, Pennsylvania
August 25, 2022

HC CAPITAL TRUST

Additional Information — June 30, 2022 (Unaudited)

1. SECURITY PROXY VOTING. A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is contained in the Statement of Additional Information. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available without charge, upon request, by calling 800-242-9596 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

2. SHAREHOLDER VOTES.

During the period ending June 30, 2022, no actions were taken by the shareholders of the Portfolios.

3. EXPENSE EXAMPLE. As a shareholder of the Trust, you incur ongoing costs, including management fees and other Portfolio expenses. This example (as set forth in the table below) is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2022 through June 30, 2022.

Actual Expenses: The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The table below provides information about hypothetical account values and hypothetical expenses based on each of the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio			Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period[1]	Annualized Expense Ratio
Value Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 794.70	$ 0.98	0.22%
		Hypothetical[2]	$ 1,000.00	$ 1,023.70	$ 1.10	0.22%

Growth Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 755.70	$ 1.18	0.27%
		Hypothetical[2]	$ 1,000.00	$ 1,023.46	$ 1.35	0.27%

Institutional U.S. Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 773.50	$ 1.23	0.28%
		Hypothetical[2]	$ 1,000.00	$ 1,023.41	$ 1.40	0.28%

Small Cap-Mid Cap Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 768.10	$ 2.32	0.53%
		Hypothetical[2]	$ 1,000.00	$ 1,022.17	$ 2.66	0.53%

ESG Growth Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 789.50	$ 1.77	0.40%
		Hypothetical[2]	$ 1,000.00	$ 1,022.81	$ 2.01	0.40%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2022 (Unaudited)

Portfolio			Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period[1]	Annualized Expense Ratio
Catholic SRI Growth Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 777.20	$ 1.37	0.31%
		Hypothetical[2]	$ 1,000.00	$ 1,023.26	$ 1.56	0.31%

International Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 818.20	$ 1.17	0.26%
		Hypothetical[2]	$ 1,000.00	$ 1,023.51	$ 1.30	0.26%

Institutional International Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 799.00	$ 1.20	0.27%
		Hypothetical[2]	$ 1,000.00	$ 1,023.46	$ 1.35	0.27%

Emerging Markets Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 828.80	$ 2.04	0.45%
		Hypothetical[2]	$ 1,000.00	$ 1,022.56	$ 2.26	0.45%

Core Fixed Income Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 886.90	$ 1.82	0.39%
		Hypothetical[2]	$ 1,000.00	$ 1,022.86	$ 1.96	0.39%

Corporate Opportunities Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 888.30	$ 0.94	0.20%
		Hypothetical[2]	$ 1,000.00	$ 1,023.80	$ 1.00	0.20%

U.S. Government Fixed Income Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 906.50	$ 1.09	0.23%
		Hypothetical[2]	$ 1,000.00	$ 1,023.65	$ 1.15	0.23%

U.S. Corporate Fixed Income Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 878.40	$ 0.93	0.20%
		Hypothetical[2]	$ 1,000.00	$ 1,023.80	$ 1.00	0.20%

U.S. Mortgage/Asset Backed Fixed Income Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 919.90	$ 1.09	0.23%
		Hypothetical[2]	$ 1,000.00	$ 1,023.65	$ 1.15	0.23%

Short-Term Municipal Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 968.80	$ 1.42	0.29%
		Hypothetical[2]	$ 1,000.00	$ 1,023.36	$ 1.45	0.29%

Intermediate Municipal Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 939.60	$ 1.49	0.31%
		Hypothetical[2]	$ 1,000.00	$ 1,023.26	$ 1.56	0.31%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2022 (Unaudited)

Portfolio			Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period[1]	Annualized Expense Ratio
Intermediate Municipal II Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 903.60	$ 1.79	0.38%
		Hypothetical[2]	$ 1,000.00	$ 1,022.91	$ 1.91	0.38%

1	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).
2	Represents the hypothetical 5% annual return before expenses.

4. ADDITIONAL FEDERAL INCOME TAX INFORMATION

A. Dividends Received Deduction. For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ending June 30, 2022, qualify for the corporate dividend received deduction for the following Portfolios:

Portfolio	Dividends Received Deduction
Value Portfolio	100.00%
Growth Portfolio	88.79%
Institutional U.S. Portfolio	21.63%
Small Cap-Mid Cap Portfolio	100.00%
ESG Growth Portfolio	46.90%
Catholic SRI Growth Portfolio	52.78%
Institutional International Portfolio	0.07%
Emerging Markets Portfolio	0.45%

B. Qualified Dividends. For the fiscal year ending June 30, 2022, under current tax law, the following dividends paid may be subject to a maximum tax rate of 15%:

Portfolio	Dividends Paid
Value Portfolio	100.00%
Growth Portfolio	88.11%
Institutional U.S. Portfolio	24.14%
Small Cap-Mid Cap Portfolio	100.00%
ESG Growth Portfolio	89.34%
Catholic SRI Growth Portfolio	100.00%
International Portfolio	97.72%
Institutional International Portfolio	57.32%
Emerging Markets Portfolio	71.38%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2022 (Unaudited)

C. Foreign Tax Pass through Credit. Certain HC Capital Trust Portfolios intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The pass through of the credit will only affect those persons who are shareholders of the Portfolio on a dividend record date in calendar year 2022. These shareholders will receive more detailed information along with their 2022 Form 1099-DIV. Foreign source income and foreign tax expense per outstanding share on June 30, 2022, are as follows:

Portfolio	Foreign Source Income	Foreign Tax Expense
International Portfolio	$0.48	$0.03
Institutional International Portfolio	$0.36	$0.03
Emerging Markets Portfolio	$0.57	$0.08

The Portfolios intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2022 Form 1099-DIV.

D. Qualified Interest Income. For the fiscal year ending June 30, 2022, the following dividends paid by the Portfolios were designated as Qualified Interest Income that may be exempt from U.S. withholding tax on accounts of foreign investors.

Portfolio	Qualified Interest Income
Core Fixed Income Portfolio	99.46%
Corporate Opportunities Portfolio	67.55%
U.S. Government Fixed Income Portfolio	2.02%
U.S. Corporate Fixed Income Portfolio	99.24%
U.S. Mortgage/Asset Backed Fixed Income Portfolio	98.43%
Intermediate Municipal II Portfolio	3.01%

E. Long Term Capital Gains. The Portfolios declared long term distributions of realized gains qualifying for a maximum 15% capital gains tax rate for individuals as follows:

Portfolio	Amount (000)
Value Portfolio	$3,729
Growth Portfolio	72,978
Institutional U.S. Portfolio	425,392
Small Cap-Mid Cap Portfolio	6,243
ESG Growth Portfolio	4,129
Catholic SRI Growth Portfolio	10,067
Institutional International Portfolio	43,751
Core Fixed Income Portfolio	588
Corporate Opportunities Portfolio	9,479
U.S. Government Fixed Income Portfolio	1,533
U.S. Corporate Fixed Income Portfolio	10,005
Short-Term Municipal Portfolio	38
Intermediate Municipal Portfolio	653
Intermediate Municipal II Portfolio	851

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2022 (Unaudited)

F. Short Term Capital Gains. The Portfolios declared short term distributions of realized gains as follows:

Portfolio	Amount (000)
Growth Portfolio	$4,148
Institutional U.S. Portfolio	131,637
ESG Growth Portfolio	1,469
Institutional International Portfolio	7,331
Corporate Opportunities Portfolio	20,739
U.S. Government Fixed Income Portfolio	34
U.S. Corporate Fixed Income Portfolio	855
Intermediate Municipal II Portfolio	202

G. Tax Exempt Distributions. The Portfolios declared and paid tax exempt distributions for the fiscal year ending June 30, 2022, as follows:

Portfolio	Amount (000)
Short-Term Municipal Portfolio	$1,108
Intermediate Municipal Portfolio	5,810
Intermediate Municipal II Portfolio	1,734

5. ACCESS TO QUARTERLY HOLDINGS

A complete schedule of each Portfolio’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the SEC on Form N-PORT and is available on the SEC’s website at http://www.sec.gov.

6. ADDITIONAL PORTFOLIO HOLDINGS INFORMATION

The following tables reflect the percentage of the net assets of each Portfolio attributable to the indicated industry sector, type of investments, as appropriate for the indicated Portfolio.

Value Portfolio

Investment Allocation	Percentage of Net Assets
Information Technology	25.5%
Health Care	14.8%
Financials	10.8%
Consumer Discretionary	10.7%
Industrials	8.8%
Communication Services	8.4%
Consumer Staples	6.6%
Energy	4.5%
Real Estate	3.2%
Utilities	3.1%
Materials	2.6%
Investment Companies	1.0%
Total Investment Securities	100.0%
Other Financial Instruments
Futures	0.0%
Total Investments	100.0%

Growth Portfolio

Investment Allocation	Percentage of Net Assets
Information Technology	30.1%
Consumer Discretionary	14.2%
Health Care	14.0%
Financials	9.0%
Communication Services	7.2%
Consumer Staples	6.3%
Industrials	6.0%
Energy	3.1%
Real Estate	2.7%
Utilities	2.5%
Materials	2.3%
Investment Companies	1.9%
Total Investment Securities	99.3%
Other Financial Instruments
Futures	0.0%
Total Investments	99.3%

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Additional Information (continued) — June 30, 2022 (Unaudited)

Institutional U.S. Portfolio

Investment Allocation	Percentage of Net Assets
Information Technology	19.9%
Investment Companies	19.5%
Health Care	11.3%
Consumer Discretionary	7.2%
Financials	6.6%
Industrials	6.2%
Communication Services	5.8%
Real Estate	5.5%
Exchange-Traded Funds	4.9%
Consumer Staples	4.8%
Utilities	2.5%
Energy	2.1%
Materials	2.0%
Contingent Right	0.0%
Total Investment Securities	98.3%
Other Financial Instruments
Futures	0.2%
Total Investments	98.5%

Small Cap–Mid Cap Portfolio

Investment Allocation	Percentage of Net Assets
Financials	16.2%
Health Care	15.5%
Information Technology	14.0%
Industrials	13.8%
Consumer Discretionary	8.8%
Real Estate	6.8%
Investment Companies	6.3%
Materials	5.1%
Energy	4.9%
Consumer Staples	3.2%
Utilities	3.0%
Communication Services	2.2%
Contingent Rights	0.1%
Total Investment Securities	99.9%
Other Financial Instruments
Futures	-0.3%
Total Investments	99.6%

ESG Growth Portfolio

Investment Allocation	Percentage of Net Assets
Information Technology	20.2%
Financials	15.7%
Health Care	15.4%
Consumer Discretionary	9.9%
Industrials	9.1%
Consumer Staples	8.3%
Communication Services	7.7%
Energy	5.8%
Materials	3.5%
Utilities	2.2%
Real Estate	1.2%
Investment Company	0.4%
Total Investment Securities	99.4%
Other Financial Instruments
Futures	0.0%
Total Investments	99.4%

Catholic SRI Growth Portfolio

Investment Allocation	Percentage of Net Assets
Information Technology	24.6%
Financials	16.7%
Consumer Discretionary	12.1%
Industrials	8.6%
Communication Services	8.6%
Consumer Staples	7.1%
Energy	6.4%
Health Care	5.5%
Materials	4.3%
Utilities	3.3%
Real Estate	2.5%
Investment Companies	0.1%
Total Investment Securities	99.8%
Total Investments	99.8%

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Additional Information (continued) — June 30, 2022 (Unaudited)

International Portfolio

Investment Allocation	Percentage of Net Assets
Financials	19.1%
Industrials	13.5%
Health Care	11.9%
Consumer Discretionary	10.2%
Consumer Staples	9.3%
Information Technology	7.7%
Materials	7.5%
Energy	6.6%
Communication Services	4.8%
Utilities	3.2%
Real Estate	2.1%
Investment Company	1.7%
Purchased Options	0.1%
Total Investment Securities	97.7%
Other Financial Instruments
Futures	0.0%
Written Options	0.0%
Total Investments	97.7%

Institutional International Portfolio

Investment Allocation	Percentage of Net Assets
Investment Companies	21.0%
Financials	15.4%
Industrials	11.1%
Health Care	11.0%
Consumer Staples	8.3%
Consumer Discretionary	8.3%
Information Technology	5.7%
Materials	4.9%
Communication Services	4.0%
Energy	4.0%
Utilities	2.1%
Real Estate	1.0%
Exchange-Traded Funds	0.6%
Purchased Options	0.4%
Right	0.0%
Warrant	0.0%
Total Investment Securities	97.8%
Other Financial Instruments
Futures	0.1%
Written Options	-0.1%
Total Investments	97.8%

Emerging Markets Portfolio

Investment Allocation	Percentage of Net Assets
Financials	17.7%
Information Technology	16.9%
Consumer Discretionary	11.8%
Communication Services	9.5%
Materials	7.0%
Investment Companies	5.6%
Consumer Staples	5.2%
Industrials	4.2%
Energy	3.8%
Health Care	3.4%
Utilities	2.4%
Real Estate	2.0%
Purchased Options	0.1%
Total Investment Securities	89.6%
Other Financial Instruments
Total Return Swaps	0.6%
Futures	0.0%
Written Options	0.0%
Total Investments	90.2%

Core Fixed Income Portfolio

Investment Allocation	Percentage of Net Assets
U.S. Treasury Obligations	25.3%
U.S. Government Agency Mortgages	21.5%
Financials	13.1%
Investment Companies	11.7%
Communication Services	5.5%
Energy	3.7%
Utilities	3.3%
Health Care	3.3%
Industrials	2.4%
Information Technology	2.3%
Materials	2.1%
Consumer Staples	2.1%
Collateralized Mortgage Obligations	1.6%
Consumer Discretionary	1.3%
Real Estate	1.0%
U.S. Government Agency Securities	0.8%
Technology	0.3%
Asset Backed Securities	0.1%
Total Investment Securities	101.4%
Other Financial Instruments
TBA Sale Commitments	-0.1%
Total Investments	101.3%

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Additional Information (continued) — June 30, 2022 (Unaudited)

Corporate Opportunities Portfolio

Investment Allocation	Percentage of Net Assets
Investment Companies	92.0%
Loan Participations and Assignments	5.4%
Common Stock	0.0%
Total Investment Securities	97.4%
Other Financial Instruments
Futures	-0.2%
Total Investments	97.2%

U.S. Government Fixed Income Portfolio

Investment Allocation	Percentage of Net Assets
U.S. Treasury Obligations	72.8%
Exchange-Traded Fund	24.7%
U.S. Government Agency Securities	2.3%
Yankee Dollar	0.0%
Total Investment Securities	99.8%
Total Investments	99.8%

U.S. Corporate Fixed Income Portfolio

Investment Allocation	Percentage of Net Assets
Financials	26.3%
Investment Companies	12.3%
Communication Services	11.5%
Energy	7.9%
Utilities	7.1%
Health Care	7.0%
Consumer Staples	5.0%
Industrials	4.9%
Information Technology	4.5%
Materials	4.3%
Loan Participations and Assignments	3.6%
Consumer Discretionary	2.5%
Real Estate	1.9%
Technology	0.5%
Total Investment Securities	99.3%
Total Investments	99.3%

U.S. Mortgage/Asset Backed Fixed Income Portfolio

Investment Allocation	Percentage of Net Assets
U.S. Government Agency Mortgages	85.1%
Investment Company	16.4%
Collateralized Mortgage Obligations	6.1%
Asset Backed Securities	0.7%
Total Investment Securities	108.3%
Other Financial Instruments
TBA Sale Commitments	0.0%
Total Investments	108.3%

Short-Term Municipal Portfolio

Investment Allocation	Percentage of Net Assets
General Obligation	56.0%
Revenue Bonds	32.4%
Financials	9.5%
Investment Company	1.0%
Total Investment Securities	98.9%
Total Investments	98.9%

Intermediate Municipal Portfolio

Investment Allocation	Percentage of Net Assets
Revenue Bonds	58.9%
General Obligation	16.7%
General	6.2%
Investment Company	2.9%
Water	1.7%
Financials	1.7%
Medical	1.6%
Education	1.3%
Facilities	1.3%
Student Loan	1.2%
Airport	1.1%
Transportation	1.0%
School District	0.9%
Higher Education	0.8%
Tobacco Settlement	0.7%
Power	0.5%
Utilities	0.4%
Total Investment Securities	98.9%
Total Investments	98.9%

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Additional Information (continued) — June 30, 2022 (Unaudited)

Intermediate Municipal II Portfolio

Investment Allocation	Percentage of Net Assets
General Obligation	38.0%
Investment Companies	26.2%
Revenue Bonds	20.4%
School District	4.4%
Medical	3.0%
General	2.3%
Water	1.9%
Higher Education	1.0%
Utilities	0.8%
Financials	0.8%
Total Investment Securities	98.8%
Total Investments	98.8%

7. BOARD APPROVAL OF INVESTMENT ADVISORY CONTRACTS

The Trust’s investment adviser is HC Capital Solutions (the “Adviser”), an operating division of Hirtle Callaghan & Co. LLC (“Hirtle Callaghan”). The Adviser provides overall investment management services with respect to HC Capital Trust (the “Trust”) and each of its separate portfolios (“Portfolios”) pursuant to the terms of two separate agreements with the Trust (the “HC Contracts”). The Adviser is authorized under the HC Contracts to purchase and sell portfolio securities for the Portfolios. Day-to-day portfolio management services, however, are generally provided to the respective Portfolios by one or more investment advisory organizations (each a “Specialist Manager”) pursuant to the terms of separate investment advisory agreements (each a “Portfolio Management Agreement”). The Trust offers seventeen Portfolios, fifteen of which were managed by two or more Specialist Managers. One Portfolio, The Inflation Protected Securities Portfolio, was liquidated during the period. Each Specialist Manager is responsible for providing day-to-day portfolio management services for that portion of a Portfolio’s assets allocated to it by, and under the supervision of, the Adviser.

During the six month period ended June 30, 2022, the Trust’s Board of Trustees (the “Board”):

●    Approved Amended and Restated HC Contracts

●    Approved the continuation of certain Portfolio Management Agreements, as set forth below

In considering the information and materials described herein, the Trustees of the Trust who are not “interested persons” of the Trust or the Adviser within the meaning of the Investment Company Act (the “Independent Trustees”) were represented by, and met separately with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. In view of the broad scope and variety of factors and information, the Board did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching its conclusions to approve the HC Contracts and the various Portfolio Management Agreements and amendments. Rather, the conclusions were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken in their entirety.

Approval of the HC Contracts. The Trust’s Board approved the continuation of both of the HC Contracts. In approving the HC Contracts, the Board gave substantial weight to the fact that the Trust and the Portfolios are designed to serve as asset allocation vehicles for, and are available exclusively to, clients of Hirtle Callaghan. Other factors considered by the Board in connection with its determination to approve the HC Contracts are summarized below.

With respect to the nature, extent and quality of the services provided by the Adviser to the Trust, the Board concluded that it was satisfied with the services. The Board determined that the Adviser’s services, including its role in the selection and oversight of the Specialist Managers, the allocation of assets among the Specialist Managers in multi-manager Portfolios, the process for identifying instances where there may be a need to add, eliminate or replace a Specialist Manager and the process with regard to the efficient and economical implementation of such changes were consistent with the expectations of the Trust’s shareholders. In reaching this determination, the Board considered the services of the Trust’s executive officers, each of whom

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Additional Information (continued) — June 30, 2022 (Unaudited)

is an employee of Hirtle Callaghan, their oversight of the activities of the Trust’s administrator and other service providers, and the oversight of the Specialist Managers provided by the Adviser. The Board also considered the Adviser’s efforts to control the costs of the Trust, including obtaining advisory fee concessions from various Specialist Managers. The Board further considered the Adviser’s response to the market volatility and uncertainty during the ongoing pandemic and the implementation of the Adviser’s business continuity plan.

With respect to the performance achieved by the Trust’s Portfolios, the Board viewed the overall performance of the respective Portfolios in the context of their use as vehicles through which the Adviser seeks to access specific asset classes on behalf of Hirtle Callaghan clients. The Board was informed with respect to publicly available information about the performance of peer funds but based its conclusions primarily on the specific facts and circumstances of the Trust. The Board concluded that the performance results achieved by each Portfolio reflect appropriate manager selection by the Adviser and that the continuation of the relationship with the Adviser and approval of the HC Contracts were in the best interests of the Trust’s shareholders and consistent with shareholder expectations.

With respect to the fees paid to the Adviser under the HC Contracts, the Board considered the fact that Hirtle Callaghan’s standard client agreement provides for a fee reduction to the extent that a client’s assets are invested in a Portfolio that is equal to the 0.05% fee payable to the Adviser by each Portfolio under the HC Contract, effectively reducing the Adviser’s income from the Trust to 0.00%. Although informed with respect to advisory fees charged by peer funds, the Board did not consider such information to be a material factor in reaching its conclusion regarding the reasonableness of the fees paid to the Adviser by the Portfolios under the HC Contracts although the Board did consider comparisons of overall expenses to those of peer funds. In light of the unique fee reduction feature embedded in Hirtle Callaghan’s standard client agreements, the Board did not consider the financial position of the Adviser or specific information with respect to the costs and expenses incurred by the Adviser in providing services to the Trust other than to confirm the Adviser’s continued financial viability. Given the structure of the Advisor’s fee schedule, the Board determined that there was no realistic opportunity for a Portfolio to achieve economies of scale with respect to the level of the Adviser’s fee. Based on the foregoing and other information relating to the structure and level of the Adviser’s fee provided to the Board, the Board concluded that the rate at which the Adviser is paid by the Trust for the services it provides to each Portfolio is reasonable.

Continuation of Certain Portfolio Management Agreements. The Portfolio Management Agreements approved for continuance during the period (collectively, the “Continuing Agreements”) are identified below, together with the Specialist Managers subject to review during the period.

Specialist Manager	Portfolios
Agincourt Capital Management, LLC (“Agincourt”)	The ESG Growth Portfolio The Catholic SRI Growth Portfolio The Core Fixed Income Portfolio The U.S. Corporate Fixed Income Securities Portfolio
Breckinridge Capital Advisors, Inc. (“Breckinridge”)	The Short-Term Municipal Bond Portfolio The Intermediate Term Municipal Bond Portfolio The Intermediate Term Municipal Bond II Portfolio
City of London Investment Management Company, Limited (“CLIM”)

The International Equity Portfolio

The Institutional International Equity Portfolio

The Emerging Markets Portfolio

The Corporate Opportunities Portfolio

The Intermediate Term Municipal Bond Portfolio

The Intermediate Term Municipal Bond II Portfolio

Fort Washington Investment Advisors, Inc. (“Fort Washington”)	The Corporate Opportunities Portfolio

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Additional Information (continued) — June 30, 2022 (Unaudited)

Specialist Manager	Portfolios
Insight North America, LLC (“Insight”)	The Intermediate Term Municipal Bond Portfolio
Mellon Investments Corporation (“Mellon”)

The Value Equity Portfolio

The Growth Equity Portfolio

The Institutional U.S. Equity Portfolio

The Small Capitalization-Mid Capitalization Equity Portfolio

The ESG Growth Portfolio

The Catholic SRI Growth Portfolio

The International Equity Portfolio

The Institutional International Equity Portfolio

The Emerging Markets Portfolio

The Core Fixed Income Portfolio

The Corporate Opportunities Portfolio

The U.S. Government Fixed Income Securities Portfolio

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

The U.S. Corporate Fixed Income Securities Portfolio

Jennison Associates LLC (“Jennison”)	The Growth Equity Portfolio The Institutional U.S. Equity Portfolio
Parametric Portfolio Associates (“Parametric”)

The Value Equity Portfolio (four agreements related to four different strategies)

The Growth Equity Portfolio (four agreements related to four different strategies)

The Institutional U.S. Equity Portfolio (three agreements related to three different strategies)

The Small Capitalization-Mid Capitalization Equity Portfolio (three agreements related to three different strategies)

The ESG Growth Portfolio (two agreements related to two different strategies)

The Catholic SRI Growth Portfolio (two agreements related to two different strategies)

The International Equity Portfolio (four agreements related to four different strategies)

The Institutional International Equity Portfolio (three agreements related to three different strategies)

The Emerging Markets Portfolio (four agreements related to four different strategies)

The Core Fixed Income Portfolio The Corporate Opportunities Portfolio (three agreements related to three different strategies)

The U.S. Government Fixed Income Securities Portfolio

The U.S. Corporate Fixed Income Securities Portfolio

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

The Intermediate Term Municipal Bond Portfolio

The Intermediate Term Municipal Bond II Portfolio

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Additional Information (continued) — June 30, 2022 (Unaudited)

In its deliberations with respect to each of the Continuing Agreements, the Board recognized that, under each such agreement, a Specialist Manager is responsible only for day-to-day investment decisions with respect that portion of a Portfolio’s assets allocated to it. The Board further recognized that the Specialist Managers do not participate in the administration of any of the Portfolios or in the distribution of shares of any of the Portfolios and thus receive limited, if any, benefit from their association with the Trust other than the fee paid to them by the respective Portfolios for investment management services.

In approving the Continuing Agreements, the Board concluded that continuation of each of the Continuing Agreements was in the best interests of each respective Portfolio and consistent with the expectations of shareholders of the Portfolios. While the Board did not identify any particular factor as controlling, the Board gave substantial weight to the fact that the Trust is designed primarily to serve as a vehicle through which the Adviser implements asset allocation strategies on behalf of Hirtle Callaghan’s clients; and that shares of the respective Portfolios are generally available only to such clients. With respect to the nature, extent and quality of the services provided by each of the Specialist Managers, the Board was informed with respect to the specific investment process employed by each of the Specialist Managers in managing the assets of the respective Portfolios allocated to them and the qualifications of each Specialist Manager’s investment management personnel. The Board was also informed with respect to each Specialist Manager’s infrastructure and whether it appears to adequately support the strategies being implemented for the various Portfolios. The Board was further informed about the impact of the ongoing pandemic on the Specialist Managers and the implementation of their business continuity plans. The Board concluded that the nature, extent and quality of the portfolio management services provided by each of the Specialist Managers were satisfactory in light of the specific strategies employed on behalf of the respective Portfolios and, thus, supported a decision to approve the continuation of each of the Continuing Agreements.

The Board also considered representations made by the Adviser that the performance achieved by the relevant Specialist Managers was consistent with the Adviser’s expectations in the context of the overall objectives, and multi-manager strategy, of each of the respective Portfolios. During the course of its deliberations, the Board was informed with respect to publicly available information assembled by a third-party service provider about the performance of peer funds managed by other investment advisory organizations. The Board did not specifically rely on such information but based its conclusions on the facts and circumstances related to each Portfolio.

With respect to Agincourt, the Board was informed that Agincourt’s investment process uses a yield-driven active management approach which focuses on value, while minimizing interest rate forecasting and market timing, and which is implemented by using three specific strategies: sector management, security selection and yield curve/duration management. For the ESG Growth and Catholic SRI Growth Portfolios, additional screens would be applied before final investment decisions are made, but that at the current time, there were no assets allocated to Agincourt with respect to The ESG Growth Portfolio and The Catholic SRI Growth Portfolio. The Board was informed that Agincourt’s returns outperformed the returns of its peer group and benchmarks, during the past year as well as during the three and five year periods.

With respect to Breckinridge, the Board was informed that the firm uses a flexible bottom-up approach that seeks to take advantage of opportunities created by inefficiencies in the market for municipal securities without exposure to excessive risk. The firm’s reported performance for The Short-Term Municipal Bond Portfolio showed that it underperformed its benchmark index and most of its peer funds for the one, three and five year periods, while for The Intermediate Term Municipal Bond II Portfolio, it outperformed its benchmark index for the one and three-year periods, while underperforming for the five year period and showed mixed results when compared to peer funds for the same periods. The Board was further informed with respect to the Adviser’s evaluation that the firm’s focus on high grade municipal securities causes their performance to lag the market when low quality securities do well, but that the Adviser has specifically contracted Breckinridge to focus on the high grade sector of the market.

With respect to CLIM, the Board was informed that CLIM’s investment strategy involves an actively managed bottom-up selection process to identify closed-end funds that City of London believes will provide the desired asset-class exposure with a lower volatility than their peers in order to take advantage of closed-end fund discount volatility. The Board was informed that, at the time of the meeting, Trust assets were only allocated to The Institutional International Equity Portfolio and that, with respect to that Portfolio, the firm had outperformed its benchmark index and peer group over the past one, three and five-year periods. The Board was also presented with composite performance information for firm strategies that correspond to the strategies that would be employed in the other Portfolios for which it is under contract and such information showed that, for

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Additional Information (continued) — June 30, 2022 (Unaudited)

fixed income strategies, the firm had outperformed its respective benchmark indices and peer groups for the previous one, three and five-year periods and for emerging markets strategies, it also outperformed its benchmark index and peer group for the one through five year periods.

With respect to Fort Washington, the Board was informed that Fort Washington’s investment strategy involves investing in relatively high quality, high yield securities by combining a top down, risk control approach with a bottom up credit analysis approach, pursuant to which it then narrows the universe to a smaller subset that it believes has the most appropriate upside-downside trade-off. The Board was informed that the Adviser had allocated all assets away from Fort Washington and that, as of 2019, when the firm last managed assets for the Trust, Fort Washington had underperformed its benchmark index over the previous five years, while outperforming that index for the previous one and three year periods. The Adviser further informed the Board that, while it had re-allocated assets away from Fort Washington in 2019 in response to a sell-off in the high yield bond market, the Adviser was satisfied with the Fort Washington investment team and the firm’s performance for the period during which the firm was allocated assets and that it made sense to keep Fort Washington available for use as an active manager for high yield securities.

With respect to Insight, the Board was informed that the firm actively manages assets for The Intermediate Term Municipal Bond Portfolio by focusing on sector analysis and security selection. The Board was informed that the firm (including performance of the management team under predecessor firms) has outperformed its benchmark index for the one-year period, while underperforming that index for the three and five year periods. The firm also underperformed the average performance of its peer group for the one, three, five and ten-year periods.

With respect to Mellon, the Board was informed that the firm managed assets for equity Portfolios of the Trust using several different strategies – both indexing strategies and factor-based strategies, and that the Adviser allocates Portfolio assets among these strategies. With respect to fixed income Portfolios, the firm generally uses passive investment strategies intended to mirror the returns of the applicable benchmark index. The Board was informed that Mellon had assets allocated to it in nine of the Portfolios for which it is under contract and that it had outperformed the applicable benchmark indices for each of the strategies employed for equity Portfolios since the respective inceptions of such accounts, generally within 0.10% of the applicable benchmark indices, with the exceptions of the ESG Growth and Catholic SRI Growth Portfolios, which had each outperformed their respective indices by larger margins. The Board was also informed that Mellon had underperformed the applicable benchmark indices for each of the strategies employed for fixed income Portfolios since the respective inceptions of such accounts, generally within 0.10% of the applicable benchmark indices, with the exception of U.S. mortgage strategies in The Core Fixed Income and U.S. Mortgage/Asset Backed Fixed Income Securities Portfolios, which had underperformed their index by a larger margin.

With respect to Jennison, the Board was informed that Jennison’s investment process seeks to provide exposure to companies with above-average growth in units, revenues, earnings, and cash flows that will drive the value of these securities over time while seeking to capture acceleration or duration of growth that is not fully reflected in a stock’s price. The Board was informed that Jennison’s returns underperformed the returns of its peer group for the one-year period and its benchmark for the one- and three-year periods ended March 31, 2022, while outperforming its peer group for the three-, five- and ten-year periods and outperforming its benchmark for the five- and ten-year periods.

With respect to Parametric, the Board was informed that the firm provides investment services using several different strategies. The Liquidity strategy uses derivatives to “equitize” a Portfolio’s cash position. The Targeted strategy is designed to provide exposure to market segments that a Portfolio’s primary investment adviser determines is unintentionally underrepresented in the investment portfolios of the other Specialist Managers. The Tax-Managed Custom Core strategy is designed to track a specified index while taking advantage of opportunities for active tax management. The Options Overlay Strategy uses written put and call options to attempt to capitalize on market volatility. The Board was informed that, given the highly customized nature of the Liquidity, Targeted and Tax-Managed Custom Core strategies, there were no meaningful peer group comparisons available, but that of the accounts being managed across the various Portfolios in these strategies, ten had underperformed their benchmark index since inception and eight had outperformed their benchmark index since inception. The Board was advised that the firm had executed the strategies it had been assigned and that such underperformances and/or outperformances reflected the nature of such assignments. With respect to the Options Overlay Strategies, the Board was informed as to the amounts earned by such strategies since their inceptions.

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Additional Information (continued) — June 30, 2022 (Unaudited)

In concluding that continuation of the Continuing Agreements was appropriate, the Board did not rely upon any single factor but gave considerable weight to the Adviser’s recommendations and its assessment of each Specialist Manager’s overall compliance profile and the success and future ability of each Specialist Manager in capturing the respective Portfolios’ desired asset classes. Based on the foregoing, the Board concluded that the performance of the Specialist Managers was satisfactory, and that continuation of such contracts was in the best interest of shareholders of the respective Portfolios.

The Board also concluded that the fee rates at which each of the Specialist Managers is compensated under the Continuing Agreements is reasonable. In reaching this conclusion, the Board had before it information about the impact of break-points, financial information about the Specialist Managers relating to factors such as profitability, comparable fees charged to other institutional clients and/or to peer funds for similar services and costs incurred by the Specialist Managers in providing services to the respective Portfolios. The Board was also informed with respect to advisory fees paid by other, unaffiliated, funds with similar objectives and strategies. In considering this information, the Board gave substantial weight to information demonstrating that the rate at which these Specialist Managers are compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser, including in several cases, negotiated fee waivers/reductions and scheduled breakpoints designed to recognize economies of scale where appropriate. Accordingly, the Board concluded that the profitability to each Specialist Manager was not a material factor in its deliberations with respect to the consideration of the approval of the Continuing Agreements.

With respect to Agincourt, the Board was informed that the firm received an annual fee of 0.08% for the Core Fixed Income and U.S. Corporate Fixed Income Portfolios and 0.12% for the ESG Growth and Catholic SRI Growth Portfolios, noting that the higher fees for the ESG Growth and Catholic SRI Growth Portfolios were intended to compensate the firm for the additional work of applying the necessary ESG-related screens to the investment portfolios, and that these fees were substantially lower than the comparable industry average fees.

With respect to Breckinridge, the Board was informed that the firm received an annual fee of 0.125% for each of the Portfolios it serves, and that this fee was substantially lower than the comparable industry average fees.

With respect to CLIM, the Board was informed that the firm receives an annual fee of 0.45% for each of the Corporate Opportunities, Intermediate Term Municipal Bond and Intermediate Term Municipal Bond II Portfolio, an annual fee ranging from 0.80% to 0.40%, depending on asset levels, for each of the International Equity and Institutional International Equity Portfolios, which resulted in an effective fee of 0.56% for The Institutional International Equity Portfolio, and an annual fee ranging from 1.00% to 0.50%, depending on asset levels for The Emerging Markets Portfolio. The Board was informed that some of these fees were higher than the closest comparable industry average fees and others were lower, but that the comparative fees were not necessarily directly comparable as they did not reflect advisors managing the type of closed-end fund strategies employed by CLIM, for which no comparable fee data was available.

With respect to Fort Washington, the Board was informed that the firm was entitled to an annual fee ranging from 0.40% to 0.25% depending on asset levels, which drops to a flat fee of 0.20% if the account has at least $200 million in assets. The Board was informed that these fee arrangements are lower than the comparable industry average fees at all levels.

With respect to Insight, the Board was informed that the Firm is entitled to an annual fee ranging from 0.25% to 0.15%, depending on asset levels, which resulted in an effective fee of 0.17% for 2021, and that this fee was substantially lower than the comparable industry average fees.

With respect to Mellon, the Board was informed with respect to the fact that the firm is entitled to multiple different fee arrangements, depending on asset class, asset levels and strategy and that these fee levels range from 0.15% to 0.04% for equity Portfolios and from 0.25% to 0.04% for fixed income Portfolios. Effective fees paid during 2021 were 0.045% for The Institutional U.S. Equity Portfolio, 0.10% for the ESG Growth and Catholic SRI Growth Portfolios, 0.13% for the Institutional International Equity and Emerging Markets Portfolios and 0.06% for the Core Fixed Income, U.S. Government Fixed Income Securities and U.S. Mortgage/Asset Backed Fixed Income Securities portfolios. The Board was informed that each of these fee structures was equal to or lower than the comparable industry average fees.

With respect to Jennison, the Board was informed that the firm received an annual fee of no more than 0.30%, with breakpoint schedules tied to the total aggregate level of assets managed by Jennison for all clients of Hirtle Callaghan, including the Trust Portfolios, and that this fee schedule was substantially lower than the comparable industry average fees.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2022 (Unaudited)

With respect to Parametric, the Board was informed that the firm’s fees varies according to strategy. The Board noted that fees for the Liquidity Strategy use a breakpoint schedule starting at high rate of 0.15%, but also include an additional flat fee of $10,000 per Portfolio per year (which is waived for periods when no assets are being managed in a given Portfolio), and that for each Portfolio in which assets were being managed using this strategy, the effective fee paid was lower than comparable industry averages. The Board was also informed that fees for the Targeted Strategy are 0.05% with an additional flat fee of $5,000 per Portfolio per year (which is waived for years when no assets are being managed in a given Portfolio), and that for each Portfolio in which assets were being managed using this strategy, the effective fee paid was lower than comparable industry averages. The Board also noted that fees for the Tax-Managed Custom Core Strategy use a breakpoint schedule starting at high rate of 0.10%, and that for each Portfolio in which assets were being managed using this strategy, the effective fee paid was lower than comparable industry averages. With respect to the Options Overlay Strategy, the Board was informed that Portfolios using this strategy pay a flat fee per month in which such strategy is employed and that in some cases, depending on the level of assets committed to the strategy, Portfolios paid a higher fee than industry averages for their asset class when these fees were expressed as percentages of assets.

8. OPERATION AND IMPLEMENTATION OF THE LIQUIDITY MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Trust has adopted a liquidity risk management program (“Program”). Liquidity risk is defined as the risk that a Portfolio could not meet redemption requests without significant dilution of remaining investors’ interests in the Portfolio.

The Program is overseen by the Trust’s Liquidity Risk Officer (the “Program Administrator”), appointed by the Trust’s Board of Trustees, and the Program’s principal objectives include assessing, managing and periodically reviewing each Portfolio’s liquidity risk, based on factors specific to the circumstances of each respective Portfolio.

In assessing and managing each Portfolio’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) the Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Portfolio during both normal and reasonably foreseeable stressed conditions; and (3) the Portfolio’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of each Portfolio’s portfolio holdings in one of four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. Each Portfolio primarily holds assets that are classified as Highly Liquid, and therefore none of the Trust’s Portfolios is required to establish a Highly Liquid Investment Minimum (“HLIM”).

At a meeting of the Board of Trustees held on March 8, 2022, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the calendar year of 2021 (the “Review Period”). The Program Administrator concluded that the Program as adopted and implemented, operated effectively to achieve the goal of assessing and managing each Portfolio’s liquidity risk. The Program Administrator also concluded that the Program remained reasonably designed to continue to manage liquidity risk going forward. The Program Administrator also stated that no Portfolio was required to set a HLIM, no material changes were made to the Program during the Review Period, and each Portfolio was able to meet requests for redemption without diluting the remaining investors’ interests in the Portfolio.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2022 (Unaudited)

OFFICERS. The table below sets forth certain information about the Trust’s executive officers.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN
Geoffrey A. Trzepacz Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1975	President	Indefinite; President since 12/11/18	Mr. Trzepacz is currently the Chief Operating Officer (COO) of the Adviser since January 2018. Prior to January 2018, Mr. Trzepacz served as COO for the Americas for Aberdeen Asset Management.	17
Colette Bergman Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1970	Vice President & Treasurer	Indefinite; Since 6/12/12	Ms. Bergman is currently a Director of the Adviser. She has been with the Adviser for more than five years.	17
Guy Talarico Foreside Fund Officer Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 Born: 1955	Chief Compliance Officer	Indefinite; Since 4/25/13	Mr. Talarico is a Managing Director with Foreside Fund Officer Services, LLC since December 2021. Prior to December 2021, Mr. Talarico was President and CEO of Alaric Compliance Services, LLC since the company’s inception in 2004.	17
Umar Ehtisham Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1981	Liquidity Risk Officer	Indefinite; Since 12/01/18	Mr. Ehtisham is currently the Chief Compliance & Risk Officer (CCO) of the Adviser since May 2018. Prior to January 2018, Mr. Ehtisham served as Director & CCO at Cipperman Compliance Services (09/2014 – 05/2018) and Audit Manager at E*Trade Financial (01/2013 – 09/2014).	17
Dimitrios Spiliakos Citi Fund Services 4400 Easton Commons, Suite 200 Columbus, OH 43219 Born: 1977	Secretary	Indefinite; Since 6/14/22	Mr. Spiliakos is a Vice President with Citi Fund Services Ohio, Inc. since May 2022. Prior to May 2022, Mr. Spiliakos served as a Vice President, Regulatory Administration Department, The Bank of New York Mellon.	17

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2022 (Unaudited)

INDEPENDENT TRUSTEES. The following table sets forth certain information about the Independent Trustees.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE*
John M. Dyer Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1954	Trustee	Indefinite; Since 6/18/19	Mr. Dyer is currently a Board member of Cox Enterprises, Inc. (technology, communications and automotive services) (“Cox”) since 2010 and World Wide Technology (technology services) since 2019. Formerly, President and CEO of Cox (2014 – 2017).	17	EBSCO Industries (diversified business) (11/20 to current)
Jarrett Burt Kling Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1943	Trustee	Indefinite; Since 7/20/95	For more than the past five years Mr. Kling has been a managing director of CBRE Investment Management, LLC, a registered investment adviser.	17	None
R. Richard Williams Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1945	Trustee and Chairman	Indefinite; Trustee Since 7/15/99; Chairman since 3/21/17	Since 2000, Mr. Williams has been the owner of Seaboard Advisers (consulting services).	17	None
Richard W. Wortham, III Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1938	Trustee	Indefinite; Since 7/20/95	Mr. Wortham is currently the President and Chief Executive Officer of The Wortham Foundation and has been a Trustee for more than the past five years. Prior to April 2021 and for more than the past five years, Mr. Wortham served as a director of Oncor Electric Delivery Company LLC.	17	None

HC CAPITAL TRUST

Additional Information (concluded) — June 30, 2022 (Unaudited)

INTERESTED TRUSTEE. The following table sets forth certain information about the Interested Trustee.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE*
Geoffrey A. Trzepacz** Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1975	Trustee and President	Indefinite; Since 1/01/19	Mr. Trzepacz is currently the Chief Operating Officer (COO) of the Adviser since January 2018. Prior to January 2018, Mr. Trzepacz served as COO for the Americas for Aberdeen Asset Management.	17	None

*	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

**	Mr. Trzepacz is considered to be “interested” as a result of his present positions with the Adviser or its affiliates.

Additional information about the Portfolios’ Trustees and officers may be found in the Portfolios’ Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-242-9596.

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HC CAPITAL TRUST

Trustees

GEOFFREY A. TRZEPACZ*

JOHN M. DYER

JARRETT B. KLING

R. RICHARD WILLIAMS

RICHARD W. WORTHAM III

* ‘Interested Person’ as that term is defined in the Investment Company Act of 1940.

Investment Adviser HC Capital Solutions Five Tower Bridge 300 Barr Harbor Drive, 5th Floor West Conshohocken, PA 19428	Counsel Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018
Administrator Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Independent Registered Public Accounting Firm Grant Thornton LLP Two Commerce Square 2001 Market Street, Suite 700 Philadelphia, PA 19103
Distributor Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Custodian State Street Bank and Trust Company State Street Financial Center 1 Lincoln Street Boston, MA 02111-2900

This report is for the information of the shareholders of HC Capital Trust. Its use in connection with any offering of the Trust’s shares is authorized only in case of a concurrent or prior delivery of the Trust’s current prospectus. The prospectus contains more complete information, including investment objectives, risks, fees and expenses and should be read carefully before investing or sending any money.

8/22

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the "Code of Ethics"). The Code of Ethics is included as an Exhibit. During the period covered by the report, with respect to the Registrant's Code of Ethics, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 of Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant's Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is John M. Dyer, who is "independent" for purposes of this Item 3 of Form N-CSR. Mr. Dyer was appointed to the Board of Trustees effective June 17, 2019 and was determined to be an audit committee financial expert on June 16, 2020.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

2021       $399,000

2022       $420,000

For the fiscal years ended June 30, 2021 and June 30, 2022, the aggregate fees billed by Grant Thornton LLP for professional services rendered for the audits of the financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years for the Registrant are shown in the table above.

(b) Audit-Related Fees

2021       $0

2022       $0

Audit-related fees include the aggregate fees billed in each of the last two fiscal years for assurance and related services provided by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under Audit Fees under Item 4(a).

(c) Tax Fees

2021       $119,000

2022       $89,400

Tax fees include the aggregate fees billed in each of the last two fiscal years for professional services related to tax compliance, tax advice, and tax planning. Such tax services included the review of income and excise tax returns for the Registrant as shown in the table above for the fiscal years ended June 30, 2021 and June 30, 2022.

(d) All Other Fees

2021       $172,030

2022       $281,709

Other fees include the aggregate fees billed in each of the last two fiscal years related to international tax services provided by PricewaterhouseCoopers LLP for the Registrant as shown in the table above for the fiscal years ended June 30, 2021 and June 30, 2022.

(e)(1) - Except as permitted by Rule 2-01 (c)(7)(i)(c) of Regulation S-X, the HC Capital Trust Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the Portfolios. Prior to the commencement of any audit or non-audit services to a Fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2) – The following percentages of the services summarized in (b)-(d) above were approved by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(c) of Regulation S-X.

2021       0%

2022       0%

(f) - Not applicable.

(g) - For the fiscal years ended June 30, 2021 and June 30, 2022, the aggregate non-audit fees billed by Grant Thornton LLP for services rendered to the Registrant and to the Registrant's investment advisers (the "Advisers") and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $0 and $0, respectively.

(h) - Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 ("the Act") (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Act are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HC Capital Trust

By (Signature and Title)	/s/ Geoffrey Trzepacz
Geoffrey Trzepacz, Principal Executive Officer

Date:	September 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Colette Bergman
Colette Bergman, Principal Financial Officer

Date:	September 2, 2022

By (Signature and Title)	/s/ Geoffrey Trzepacz
Geoffrey Trzepacz, Principal Executive Officer

Date:	September 2, 2022